UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2020

Date of reporting period: September 30, 2020

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

International Portfolio

Tax-Managed International Portfolio

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, then “Mutual Fund and Money Market Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 16, 2020

On the following pages, you will find the 2020 annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (“SCB Fund”). The annual report covers the six- and 12-month periods ended September 30, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities recorded positive returns over the six-and 12-month periods ended September 30, 2020. Led by a strong US rally, global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials.

Equity markets have been notable in their narrowness in this period, with technology stocks globally meaningfully outperforming all other sectors, and resulting in historic concentration across market indices.

Global fixed-income market returns were likewise strong, but volatile over the periods. Helped by unprecedented monetary and fiscal stimulus that combated market illiquidity, risk assets rebounded. Developed- and emerging-market investment-grade corporate bonds led, followed by high-yield bonds, as investors searched for higher yields in a period of falling interest rates.

Despite the recovery over the last six months, numerous concerns continue to plague global markets. Rising COVID-19 cases across much of the developed world are triggering a new round of containment measures and reinforcing fears about the pace of the recovery. Add in the transition to a new presidential administration and the ongoing US-China trade tensions, and uncertainty is expected to weigh on global markets for the foreseeable future.

As always, our portfolio teams are focused on balancing the opportunity for long term growth with managing risk in the short term. We believe that balance today is more important than ever. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

1	Please note that the information for the Overlay Portfolios of SCB Fund may be found in a separate report.

International Portfolio

Tax-Managed International Portfolio

Investment Objectives and Strategy

On July 23, 2020, the Boards of Directors of Bernstein Fund, Inc. (“Bernstein Fund”) and SCB Fund reviewed and unanimously approved the reorganization of the Portfolios into the International Strategic Equities Portfolio, a series of Bernstein Fund (together, the “Reorganizations,” and each, a “Reorganization”).

Pursuant to each proposed Reorganization, the Portfolios will transfer all of their assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”). Each of the Portfolios and the Acquiring Portfolio have substantially identical investment objectives and substantially similar investment strategies and risks. Shareholders of each Acquired Portfolio approved the Reorganizations on October 22, 2020. It is expected that the Reorganizations will be completed on or about December 4, 2020.

The Portfolios seek to provide long-term capital growth. The Portfolios invest primarily in equity securities of issuers in countries that make up the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index and Canada. AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”), diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies located in at least three countries other

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2020 Annual Report	1

Portfolio Manager Commentary (continued)

than the United States and expects to have exposure to issuers in several different countries. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations. The Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, each of the Portfolios may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the MSCI EAFE Index (net), for the six- and 12-month periods ended September 30, 2020. The table also includes each Portfolio’s peer group, as represented by the Lipper International Multi-Cap Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds may have different investment policies and sales and management fees and fund expenses.

In both periods, the Portfolios outperformed their benchmarks and underperformed the Lipper Average. Strong security selection was the primary driver, with outperformance relative to the benchmark coming from a broad set of sectors in financials, communications services, health care, materials and technology. Sector selection for both periods was a contributor, driven by an overweight to technology. Country selection was also a contributor for both periods. In the 12-month period, the Portfolios’ opportunistic exposure to emerging markets, notably China and Taiwan, added to performance. This was partially offset by an underweight to Japan, Austria and Germany. Over the six- month period, the Portfolios’ overweight to companies listed in the United States detracted, while an underweight to Australia contributed.

Style volatility was exceptional throughout the reporting period, as markets rushed from the growth winners in technology and health care into the significantly undervalued stocks in the most cyclically sensitive sectors and back. The Portfolios’ balanced style approach has allowed the Portfolios to remain exposed to a number of outperforming stocks and sectors, as markets first pulled back on fears of an economic collapse and then quickly recovered, as record levels of government and central bank stimulus helped markets stabilize.

The Portfolios utilized derivatives in the form of futures and currency forwards for hedging purposes, which had an immaterial impact on absolute returns for both periods.

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Portfolio Manager Commentary (continued)

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs. Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2020. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed its benchmark and Lipper Average for both periods. The concentration of performance in mega-cap companies was a significant headwind, with just five companies representing more than 25% of the index as of September 30, 2020 and an underweight to those stocks detracted from relative performance. As a result, stock selection in Chinese consumer discretionary and technology was a significant source of underperformance for both periods. This was somewhat offset by positive security selection within consumer staples and health care over the six- month period and consumer staples over the 12-month period. Country selection for both periods was a detractor, driven by an underweight to Taiwan in both periods and China over the 12-month period. In the six- month period, the Portfolio also held cash at higher levels due to the higher volatility of the markets in April, which detracted from relative performance.

The Portfolio utilized derivatives for hedging purposes in the form of futures, which had no material impact on absolute returns for the six-month period and detracted for the 12-month period, while currency forwards added for both periods.

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2020 Annual Report	3

Portfolio Manager Commentary (continued)

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2020. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed its benchmark but outperformed the Lipper Average. For the six-month period, the Portfolio outperformed both its benchmark and the Lipper Average.

The Portfolio’s underperformance versus the benchmark during the 12-month period was largely attributable to a modestly overweight to credit, which detracted from relative returns during the sell-off in March. That said, the Portfolio’s overweight to credit added to returns during the six-month period, as credit spreads tightened following the dislocation in March, but was partially offset by security selection, which detracted.

The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 3.23% and 0.00%, respectively.

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4	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

The Portfolio utilized derivatives for hedging purposes in the form of interest rate swaps, which had no material impact on absolute returns for either period, while inflation swaps added for the six-month period and had no material impact for the 12-month period.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 15 shows each Portfolio’s performance compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2020. The table also includes performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses.

The California Municipal, Diversified Municipal and New York Municipal Portfolios underperformed their benchmark and the Lipper Average for the 12-month period. For the six-month period, California Municipal and Diversified Municipal outperformed their benchmark but New York Municipal underperformed, while all Portfolios outperformed the Lipper Average.

The Portfolios’ underperformance versus the benchmark during the 12-month period was largely attributable to an overweight to credit, which detracted from relative returns during the sell-off in March. For the six-month period, the primary contributor was an overweight to municipal credit, as

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Portfolio Manager Commentary (continued)

spreads tightened following the dislocation in March. While yield-curve positioning modestly detracted from returns on a relative basis, the Portfolios’ allocation to inflation hedges through the employment of Consumer Price Index swaps contributed to performance as the economy continued to rebound.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2020, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.46% and 0.00%, respectively, for California Municipal Portfolio; 4.76% and 0.00%, respectively, for Diversified Municipal Portfolio and 2.57% and 0.00%, respectively, for New York Municipal Portfolio.

The Portfolios utilized interest rate swaps and inflation swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for the 12-month period. During the six-month period, credit default swaps had no material impact and inflation swaps added to returns; interest rate swaps detracted for New York Municipal and Diversified Municipal, and had no material impact for California Municipal.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Bloomberg Barclays US

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Portfolio Manager Commentary (continued)

Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2020. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed the benchmark and Lipper Average. Country positioning detracted, relative to the benchmark, due to non-US exposures in Japan, Sweden and the eurozone, partially offset by allocations to Canada and South Africa. The Portfolio’s longer-than-benchmark duration and yield-curve positioning from overweights within five- to 10-year maturities and 30-year maturities contributed most to performance. Sector allocation also contributed, primarily due to investment-grade and off-benchmark high-yield corporate bonds in the US and eurozone that were partially offset by off-benchmark exposure to emerging-market corporate bonds. Security selection added to performance, as selections among investment-grade corporate bonds in the US and emerging markets, quasi-sovereigns and US municipal bonds more than offset losses in commercial mortgage-backed securities. Currency decisions had a minor positive impact on results during the period.

During the six-month period, the Portfolio outperformed the benchmark and the Lipper Average. Sector allocation was the largest contributor, mostly from underweights to US Treasuries and US agency mortgages, off-benchmark allocations to high-yield corporate bonds and credit risk-transfer securities, along with overweights to investment-grade corporate bonds and commercial mortgage-backed securities. Security selection also contributed, as selections in investment-grade corporate bonds more than offset losses in commercial mortgage-backed securities, asset-backed securities and off-benchmark high-yield corporate bonds. Longer-than-benchmark duration and yield-curve positioning overweights to the two- to 10-year and 30-year parts of the yield curve also added to performance. Currency decisions were a minor contributor, and country allocation did not have a meaningful impact on results during the period.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps and total return swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be

(Portfolio Manager Commentary continued on next page)

2020 Annual Report	7

Portfolio Manager Commentary (continued)

available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 15 shows the Portfolio’s performance compared to its benchmark, the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2020. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed its benchmark and the Lipper Average. Sector allocation was the largest detractor, relative to the benchmark, due to off-benchmark exposure to commercial mortgage-backed securities that was partially offset by a small gain among off-benchmark investment-grade bonds. Country allocation was a minor detractor. Security selection in investment-grade corporate bonds contributed. Duration and yield-curve positioning contributed somewhat, while currency decisions did not have a meaningful impact on returns.

During the six-month period, the Portfolio outperformed its benchmark and underperformed the Lipper Average. Sector allocation was the largest contributor to performance, from off-benchmark exposures in inflation-linked securities, asset-backed securities, investment-grade corporate bonds and agency risk-sharing securities. Security selection also contributed, due to selections in investment-grade corporate bonds. Duration and yield-curve positioning contributed slightly, while country allocation and currency decisions did not have a meaningful impact on results. There were no material detractors during the period.

During both periods, the Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg Barclays 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell,

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2020 Annual Report	9

Disclosures and Risks (continued)

possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption,

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10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

International, Tax-Managed International and Emerging Markets Portfolios:

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of their assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

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2020 Annual Report	11

Disclosures and Risks (continued)

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal

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12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

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Disclosures and Risks (continued)

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for Emerging Markets Portfolio. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
International Portfolio[1]	27.14%	4.04%	4.67%	3.02%	3.01%	4/30/1999
Tax-Managed International Portfolio[1]	27.10%	3.86%	4.60%	3.04%	5.17%	6/22/1992
Return after taxes on Distributions[2]	27.10%	3.70%	4.39%	2.84%	4.38%
Return after taxes on Distributions and sale of shares[2]	16.04%	2.71%	3.72%	2.56%	4.35%
MSCI EAFE Index (net)	20.39%	0.49%	5.26%	4.62%	5.50%
Lipper International Multi-Cap Growth Funds Average	31.56%	14.10%	8.31%	6.03%

Emerging Markets Portfolio[1,3]	27.56%	6.04%	6.37%	0.94%	6.05%	12/15/1995
MSCI EM Index (net)	29.37%	10.54%	8.97%	2.50%	6.05%
Lipper Emerging Markets Funds Average	34.06%	10.53%	9.34%	2.93%

Short Duration Diversified Municipal Portfolio	2.45%	2.20%	1.18%	0.91%	2.38%	10/3/1994
Bloomberg Barclays 1-Year Municipal Bond Index	1.57%	2.24%	1.40%	1.14%
Lipper Short-Term Municipal Debt Funds Average	1.88%	1.85%	1.32%	1.14%

California Municipal Portfolio	4.36%	2.59%	2.31%	2.30%	4.12%	8/6/1990
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%
Lipper California Intermediate Municipal Debt Funds Average	3.72%	2.69%	2.72%	2.93%

Diversified Municipal Portfolio	4.18%	2.99%	2.48%	2.42%	4.35%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%
Lipper Intermediate Municipal Debt Funds Average	4.04%	3.08%	2.98%	2.93%

New York Municipal Portfolio	3.18%	1.22%	2.15%	2.19%	4.30%	1/9/1989
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%
Lipper New York Intermediate Municipal Debt Funds Average	2.48%	1.68%	2.34%	2.47%

Intermediate Duration Portfolio	6.32%	6.35%	4.31%	3.78%	5.96%	1/17/1989
Bloomberg Barclays US Aggregate Bond Index	3.53%	6.98%	4.18%	3.64%	6.22%
Lipper Core Bond Funds Average	6.25%	6.87%	4.08%	3.57%

Short Duration Plus Portfolio	0.96%	1.97%	1.48%	1.03%	3.79%	12/12/1988
ICE BofA 1-3 Year US Treasury Index	0.24%	3.58%	1.80%	1.28%
Lipper Short-Term Investment Grade Debt Funds Average	5.20%	3.06%	2.26%	1.78%

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

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2020 Annual Report	15

Historical Performance (continued from previous page)

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios for the Bernstein classes as 1.06% for International Portfolio; 1.02% for Tax-Managed International Portfolio; 1.30% for Emerging Markets Portfolio; 0.50% for Short Duration Diversified Municipal Portfolio; 0.55% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.57% for Intermediate Duration Portfolio and 0.56% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended September 30, 2020, for International Portfolio, by 0.00% and 0.06%, respectively; for Tax-Managed International Portfolio, by 0.00% and 0.06%, respectively; for Emerging Markets Portfolio, by 0.00% and 0.32%, respectively.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

16	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Foreign Stock Portfolios	Municipal Bond Portfolios
International	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Managed International	California Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Emerging Markets	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

(Historical Performance continued on next page)

2020 Annual Report	17

Historical Performance (continued from previous page)

Municipal Bond Portfolios	Taxable Bond Portfolios
New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 9–14.

18	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2020 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2020	ENDING ACCOUNT VALUE SEPTEMBER 30, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
International Class Shares
Actual	$1,000	$1,271.40	$6.08	1.07%	$6.08	1.07%
Hypothetical**	$1,000	$1,019.65	$5.40	1.07%	$5.40	1.07%

Tax-Managed International Class Shares
Actual	$1,000	$1,271.00	$5.85	1.03%	$5.85	1.03%
Hypothetical**	$1,000	$1,019.85	$5.20	1.03%	$5.20	1.03%

Emerging Markets Class Shares
Actual	$1,000	$1,275.60	$7.40	1.30%	$7.40	1.30%
Hypothetical**	$1,000	$1,018.50	$6.56	1.30%	$6.56	1.30%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$1,024.50	$2.43	0.48%	$2.48	0.49%
Hypothetical**	$1,000	$1,022.60	$2.43	0.48%	$2.48	0.49%

California Municipal Class Shares
Actual	$1,000	$1,043.60	$2.81	0.55%	$2.81	0.55%
Hypothetical**	$1,000	$1,022.25	$2.78	0.55%	$2.78	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$1,041.80	$2.40	0.47%	$2.40	0.47%
Hypothetical**	$1,000	$1,022.65	$2.38	0.47%	$2.38	0.47%

New York Municipal Class Shares
Actual	$1,000	$1,031.80	$2.74	0.54%	$2.74	0.54%
Hypothetical**	$1,000	$1,022.30	$2.73	0.54%	$2.73	0.54%

Intermediate Duration Class Shares
Actual	$1,000	$1,063.20	$2.94	0.57%	$2.94	0.57%
Hypothetical**	$1,000	$1,022.15	$2.88	0.57%	$2.88	0.57%

Short Duration Plus Class Shares
Actual	$1,000	$1,009.60	$2.76	0.55%	$2.76	0.55%
Hypothetical**	$1,000	$1,022.25	$2.78	0.55%	$2.78	0.55%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2020 Annual Report	19

Portfolio Summary—September 30, 2020 (Unaudited)

International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	17.1%
Industrials	14.7
Financials	13.9
Consumer Staples	12.1
Health Care	11.9
Consumer Discretionary	10.6
Communication Services	6.1
Materials	5.6
Utilities	3.4
Energy	2.4
Real Estate	2.2

Tax-Managed International Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	17.0%
Industrials	14.7
Financials	13.9
Consumer Staples	12.1
Health Care	11.9
Consumer Discretionary	10.6
Communication Services	6.2
Materials	5.6
Utilities	3.4
Energy	2.4
Real Estate	2.2

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Information Technology	22.7%
Financials	20.5
Consumer Discretionary	18.3
Communication Services	9.1
Industrials	6.8
Materials	5.6
Energy	5.1
Health Care	3.6
Real Estate	3.1
Utilities	2.6
Consumer Staples	2.6

1	All data are as of September 30, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of each Portfolio’s long-term investments and may vary over time. Each Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for the International, Tax-Managed International and Emerging Markets Portfolios).

2	“Other” represents 2.4% in MSCI EM Index countries and 14.1% in MSCI EAFE Index countries and 0.4% in other emerging-market countries.

3	“Other” represents 2.5% in MSCI EM Index countries and 14.0% in MSCI EAFE Index countries and 0.4% in other emerging-market countries.

4	“Other” represents 5.0% in MSCI EM Index, 1.3% in other emerging-market countries and 0.2% in Canada.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2020 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2020 Annual Report	21

Portfolio Summary—September 30, 2020 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2020. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.5% in 16 different states and Guam.

3	“Other” represents less than 0.3% in 12 different states and American Samoa.

4	“Other” represents less than 2.3% in 32 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in 11 different states, American Samoa and District of Columbia.

22	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2020 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of September 30, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.7% in Agencies, Common Stocks, Emerging Markets—Corporate Bonds and Emerging Markets—Sovereigns.

2020 Annual Report	23

Statement of Assets and Liabilities—September 30, 2020

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,116,023,569	$2,663,815,993	$1,188,864,350

Affiliated issuers	40,379,019	103,676,108	28,861,918

Foreign currencies, at value (a)	3,938,150	10,157,937	2,179,162

Cash collateral due from broker	2,858,088	6,475,112	117

Receivables:

Unaffiliated interest and dividends	2,504,382	5,984,986	2,412,904

Affiliated dividends	1,761	4,274	1,165

Foreign withholding tax reclaims	3,285,216	6,809,490	314

Investment securities sold and foreign currency transactions	3,310,390	8,396,894	20,072,423

Capital shares sold	486,593	469,380	322,862

Variation margin on futures	121,384	255,158	0

Unrealized appreciation of forward currency exchange contracts	1,633,171	3,781,468	3,339,539

Total assets	1,174,541,723	2,809,826,800	1,246,054,754

LIABILITIES

Due to custodian	0	0	204,242

Cash collateral due to broker	0	0	2,010,000

Payables:

Investment securities purchased and foreign currency transactions	3,992,780	10,115,002	2,299,836

Management fee	722,200	1,698,557	975,542

Capital shares redeemed	564,614	2,022,455	435,004

Shareholder servicing fee	174,620	487,327	219,621

Transfer Agent fee	18,342	28,565	35,853

Distribution fee	1,059	253	0

Accrued expenses and other liabilities	330,616	723,206	226,058

Unrealized depreciation of forward currency exchange contracts	3,511,633	8,448,355	1,489,212

Total liabilities	9,315,864	23,523,720	7,895,368

NET ASSETS	$1,165,225,859	$2,786,303,080	$1,238,159,386

Cost of investments

Unaffiliated issuers	$947,383,815	$2,288,250,120	$1,093,950,609

Affiliated issuers	40,379,019	103,676,108	28,861,918

NET ASSETS CONSIST OF:

Capital stock, at par	$70,971	$163,122	$45,554

Additional paid-in capital	1,092,746,389	2,652,317,335	1,183,720,227

Distributable earnings (b)	72,408,499	133,822,623	54,393,605

	$1,165,225,859	$2,786,303,080	$1,238,159,386

(a) Cost: $3,942,294, $10,170,256 and $2,185,186, respectively. (Note 1)

(b) Net of accrued foreign capital gains taxes of $236,788, $564,843 and $58,630, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

International Class/Tax-Managed International Class/Emerging Markets Class Shares

Net Assets	$836,856,240	$2,343,322,025	$1,056,249,438

Shares of capital stock outstanding	50,747,732	136,878,965	38,872,047

Net asset value, offering and redemption price per share	$16.49	$17.12	$27.17

Class A Shares

Net Assets	$3,335,675	$1,226,402

Shares of capital stock outstanding	203,445	72,660

Net asset value and redemption price per share	$16.40	$16.88

Sales charge—4.25% of public offering price	0.73	0.75

Maximum offering price	$17.13	$17.63

Class C Shares

Net Assets	$445,897

Shares of capital stock outstanding	27,290

Net asset value and offering price per share	$16.34

Class Z Shares

Net Assets	$324,588,047	$441,754,653	$181,909,948

Shares of capital stock outstanding	19,992,909	26,170,095	6,681,838

Net asset value and offering price per share	$16.24	$16.88	$27.22

See Notes to Financial Statements.

2020 Annual Report	25

Statement of Assets and Liabilities—September 30, 2020 (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$209,116,389	$1,409,627,875	$6,092,292,632

Affiliated issuers	5,848,897	0	0

Cash	0	5,337,080	111,844,601

Cash collateral due from broker	227,243	6,260,863	16,914,976

Receivables:

Interest	2,487,546	17,182,953	72,752,626

Affiliated dividends	443	0	0

Investment securities sold	90,000	0	180,000

Capital shares sold	1,399,082	857,757	6,870,130

Variation margin on centrally cleared swaps	1,932	26,825	94,533

Total assets	219,171,532	1,439,293,353	6,300,949,498

LIABILITIES

Due to custodian	53	0	0

Payables:

Dividends to shareholders	46,275	688,026	3,692,305

Investment securities purchased	8,768,254	40,721,869	38,537,361

Capital shares redeemed	59,193	640,209	10,411,907

Management fee	50,868	469,536	1,775,463

Shareholder servicing fee	17,195	102,075	412,879

Distribution fee	0	22,396	83,493

Transfer Agent fee	3,041	5,168	28,814

Accrued expenses	15,998	81,040	332,532

Market value on credit default swaps (a)	0	1,577,781	6,596,323

Unrealized depreciation of interest rate swaps	65,393	1,397,497	6,444,607

Unrealized depreciation of inflation swaps	0	797,158	4,073,843

Total liabilities	9,026,270	46,502,755	72,389,527

NET ASSETS	$210,145,262	$1,392,790,598	$6,228,559,971

Cost of investments

Unaffiliated issuers	$206,428,125	$1,350,371,394	$5,805,304,547

Affiliated issuers	5,848,897	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$16,468	$95,930	$424,457

Additional paid-in capital	208,843,311	1,351,521,514	5,982,432,668

Distributable earnings	1,285,483	41,173,154	245,702,846

	$210,145,262	$1,392,790,598	$6,228,559,971

(a) Net premiums received of $0, $501,109 and $2,064,943, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$210,145,262	$1,243,746,838	$5,035,751,288

Shares of capital stock outstanding	16,468,299	85,664,541	343,189,657

Net asset value, offering and redemption price per share	$12.76	$14.52	$14.67

Class A Shares

Net Assets		$82,317,978	$271,074,008

Shares of capital stock outstanding		5,669,344	18,460,468

Net asset value and redemption price per share		$14.52	$14.68

Sales charge—3.00% of public offering price		0.45	0.45

Maximum offering price		$14.97	$15.13

Class C Shares

Net Assets		$6,586,386	$34,743,270

Shares of capital stock outstanding		453,700	2,367,044

Net asset value and offering price per share		$14.52	$14.68

Advisor Class Shares

Net Assets		$60,139,396	$377,082,076

Shares of capital stock outstanding		4,142,155	25,715,910

Net asset value and offering price per share		$14.52	$14.66

Class Z Shares

Net Assets			$509,909,329

Shares of capital stock outstanding			34,724,155

Net asset value and offering price per share			$14.68

See Notes to Financial Statements.

2020 Annual Report	27

Statement of Assets and Liabilities—September 30, 2020 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$1,745,850,260	$3,672,607,735	$245,000,901

Foreign currencies, at value (a)	0	497,464	0

Cash	21,266,295	29,612,032	1,426,267

Cash collateral due from broker	6,706,250	29,645,042	510,161

Receivables:

Interest	22,080,800	19,445,044	880,819

Investment securities sold	0	171,952,989	0

Capital shares sold	1,138,396	5,073,711	542,631

Variation margin on futures	0	0	4,022

Variation margin on centrally cleared swaps	0	0	1,188

Terminated centrally cleared credit default swaps	0	4,094	0

Market value on credit default swaps (b)	0	26,267,564	1,371,266

Unrealized appreciation of forward currency exchange contracts	0	4,311,981	0

Total assets	1,797,042,001	3,959,417,656	249,737,255

LIABILITIES

Cash collateral due to broker	0	3,625,000	538,000

Payables:

Dividends to shareholders	1,028,199	2,484,483	89,569

Investment securities purchased	1,682,075	203,035,867	0

Capital shares redeemed	366,581	1,249,172	646,846

Management fee	592,030	1,310,727	69,350

Variation margin on futures	0	1,587,810	0

Shareholder servicing fee	130,293	302,025	18,453

Variation margin on centrally cleared swaps	4,590	280,743	0

Distribution fee	40,698	102	5,926

Transfer Agent fee	6,727	24,539	4,481

Accrued expenses	109,103	838,876	53,363

Market value on credit default swaps (c)	2,203,222	44,657,432	2,416,710

Unrealized depreciation of forward currency exchange contracts	0	2,370,296	0

Unrealized depreciation of interest rate swaps	1,914,441	0	0

Unrealized depreciation of inflation swaps	847,059	0	0

Total liabilities	8,925,018	261,767,072	3,842,698

NET ASSETS	$1,788,116,983	$3,697,650,584	$245,894,557

Cost of investments	$1,694,273,116	$3,488,910,239	$243,368,702

NET ASSETS CONSIST OF:

Capital stock, at par	$127,404	$263,752	$20,871

Additional paid-in capital	1,755,196,708	3,461,344,834	254,727,324

Distributable earnings (accumulated loss) (d)	32,792,871	236,041,998	(8,853,638)

	$1,788,116,983	$3,697,650,584	$245,894,557

(a) Cost: $0, $490,909 and $0, respectively. (Note 1)

(b) Net premiums paid of $0, $15,911,146 and $862,401, respectively.

(c) Net premiums received of $689,729, $13,610,501 and $720,125, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $161,722 and $0, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

28	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class/Short Duration Plus Class Shares

Net Assets	$1,585,884,205	$3,696,936,727	$225,045,304

Shares of capital stock outstanding	112,990,021	263,701,214	19,101,707

Net asset value, offering and redemption price per share	$14.04	$14.02	$11.78

Class A Shares

Net Assets	$117,873,565	$692,817	$17,873,527

Shares of capital stock outstanding	8,401,085	49,365	1,516,071

Net asset value and redemption price per share	$14.03	$14.03	$11.79

Sales charge—3.00% for New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio and Short Duration Plus Portfolio of public offering price	0.43	0.62	0.52

Maximum offering price	$14.46	$14.65	$12.31

Class C Shares

Net Assets	$19,813,028		$2,975,726

Shares of capital stock outstanding	1,411,940		252,931

Net asset value and offering price per share	$14.03		$11.76

Advisor Class Shares

Net Assets	$64,546,185	$10,520

Shares of capital stock outstanding	4,601,354	750

Net asset value and offering price per share	$14.03	$14.03

Class Z Shares

Net Assets		$10,520

Shares of capital stock outstanding		750

Net asset value and offering price per share		$14.03

See Notes to Financial Statements.

2020 Annual Report	29

Statement of Operations—for the year ended September 30, 2020

	INTERNATIONAL PORTFOLIO	TAX-MANAGED INTERNATIONAL PORTFOLIO	EMERGING MARKETS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$10,384	$0	$0

Dividends

Unaffiliated issuers (a)	23,869,799	56,694,748	31,639,995

Affiliated issuers	273,195	677,845	183,572

Other income	1,500	0	0

Total income	24,154,878	57,372,593	31,823,567

Expenses:

Management fee (see Note 2A)	9,542,335	22,141,518	12,006,069

Shareholder servicing fee (see Note 2B)	2,375,683	6,486,180	2,714,134

Custody and accounting fees	326,902	467,467	560,382

Transfer Agent fee—Non-Retail Class	101,953	163,999	251,266

Transfer Agent fee—Class A	9,845	3,548	0

Transfer Agent fee—Class B	0	1	0

Transfer Agent fee—Class C	1,675	168	0

Transfer Agent fee—Advisor Class	0	0	0

Transfer Agent fee—Class Z	63,610	85,172	37,744

Distribution fees—Class A	8,547	3,429	0

Distribution fees—Class B	0	3	0

Distribution fees—Class C	5,692	696	0

Auditing and tax fees	75,804	121,028	90,657

Directors’ fees and expenses	52,024	115,994	47,897

Registration fees	71,056	83,575	34,831

Legal fees	45,167	102,760	34,142

Printing fees	46,049	54,651	52,733

Miscellaneous	83,694	102,236	109,714

Total expenses	12,810,036	29,932,425	15,939,569

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(71,166)	(95,016)	(25,388)

Net expenses	12,738,870	29,837,409	15,914,181

Net investment income	11,416,008	27,535,184	15,909,386

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(27,311,466)	(89,501,559)	(11,695,018)

Forward currency exchange contracts	5,605,687	12,954,449	7,129,218

Futures	(3,215,287)	(9,727,022)	(76,176)

Swaps	0	0	0

Foreign currency transactions	(1,511,245)	(5,164,550)	(2,113,035)

Net realized gain (loss) on investment and foreign currency transactions	(26,432,311)	(91,438,682)	(6,755,011)

Net change in unrealized appreciation/depreciation of:

Investments (c)	55,234,818	135,176,182	57,844,027

Forward currency exchange contracts	(1,262,971)	(531,477)	1,613,813

Futures	(484,336)	(922,041)	0

Swaps	0	0	0

Foreign currency denominated assets and liabilities	254,237	936,280	290,061

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,741,748	134,658,944	59,747,901

Net realized and unrealized gain on investment and foreign currency transactions	27,309,437	43,220,262	52,992,890

Contributions from affiliates (see Note 2A)	5,800	30,709	14,178

Net increase in net assets resulting from operations	$38,731,245	$70,786,155	$68,916,454

(a) Net of foreign withholding taxes of $2,672,462, $6,360,701 and $3,590,289 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(b) Net of foreign capital gains taxes of $460,480, $1,032,624 and $419 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes of $(217,389), $(514,236) and $54,530 for the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio, respectively.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO	DIVERSIFIED MUNICIPAL PORTFOLIO

$3,230,670	$34,327,422	$169,659,705

0	0	0

80,882	0	0

0	0	0

3,311,552	34,327,422	169,659,705

615,374	5,593,006	21,617,562

205,125	1,222,654	5,013,687

90,440	203,584	283,331

19,874	27,632	119,260

0	23,667	101,336

0	0	2

0	2,834	16,277

0	13,980	135,979

0	0	118,178

0	198,463	620,481

0	0	6

0	94,049	395,292

6,601	48,959	192,964

8,249	54,382	246,810

21,992	22,636	169,894

6,878	35,242	161,931

3,462	25,987	151,311

24,415	63,143	165,755

1,002,410	7,630,218	29,510,056

(10,540)	0	0

991,870	7,630,218	29,510,056

2,319,682	26,697,204	140,149,649

100,043	3,209,417	32,022,112

0	0	0

0	0	0

(134,979)	(4,790,541)	(26,158,892)

0	0	0

(34,936)	(1,581,124)	5,863,220

1,727,018	7,579,399	16,226,997

0	0	0

0	0	0

160,560	1,913,730	18,709,731

0	0	0

1,887,578	9,493,129	34,936,728

1,852,642	7,912,005	40,799,948

0	0	0

$4,172,324	$34,609,209	$180,949,597

2020 Annual Report	31

Statement of Operations—for the year ended September 30, 2020 (continued)

	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO	SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$48,831,740	$108,783,048	$4,963,763

Total income	48,831,740	108,783,048	4,963,763

Expenses:

Management fee (see Note 2A)	7,273,255	15,263,075	853,466

Shareholder servicing fee (see Note 2B)	1,599,889	3,503,078	223,901

Custody and accounting fees	207,682	277,235	111,376

Transfer Agent fee—Non-Retail Class	38,329	178,632	21,429

Transfer Agent fee—Class A	42,784	1,171	32,823

Transfer Agent fee—Class B	0	0	5

Transfer Agent fee—Class C	8,779	0	4,216

Transfer Agent fee—Advisor Class	22,609	87	0

Transfer Agent fee—Class Z	0	2	0

Distribution fees—Class A	298,286	425	44,331

Distribution fees—Class B	0	0	7

Distribution fees—Class C	239,206	0	22,137

Directors’ fees and expenses	72,535	139,916	8,772

Auditing and tax fees	60,996	124,642	14,976

Registration fees	55,791	61,618	62,464

Legal fees	48,211	95,241	7,858

Printing fees	27,674	61,802	42,510

Miscellaneous	82,524	117,461	24,864

Total expenses	10,078,550	19,824,385	1,475,135

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	0	0	(12,179)

Net expenses	10,078,550	19,824,385	1,462,956

Net investment income	38,753,190	88,958,663	3,500,807

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	2,725,401	49,376,870	890,325

Forward currency exchange contracts	0	(4,423,193)	(130,329)

Futures	0	35,056,577	1,413,394

Swaps	(4,471,636)	(629,081)	167,630

Foreign currency transactions	0	(3,183,135)	193,334

Net realized gain (loss) on investment transactions	(1,746,235)	76,198,038	2,534,354

Net change in unrealized appreciation/depreciation of:

Investments (b)	(20,643,500)	64,142,239	(188,328)

Forward currency exchange contracts	0	2,483,947	(22,508)

Futures	0	3,508,498	159,373

Swaps	2,638,229	(20,104,822)	(1,208,906)

Foreign currency denominated assets and liabilities	0	(10,978)	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(18,005,271)	50,018,884	(1,260,369)

Net realized and unrealized gain (loss) on investment transactions	(19,751,506)	126,216,922	1,273,985

Net increase in net assets resulting from operations	$19,001,684	$215,175,585	$4,774,792

(a) Net of foreign capital gains taxes of $0, $286,106 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $124,647 and $0 for the New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio, respectively.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

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2020 Annual Report	33

Statement of Changes in Net Assets

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$11,416,008	$21,035,753	$27,535,184	$49,744,876

Net realized gain (loss) on investment and foreign currency transactions	(26,432,311)	(57,539,360)	(91,438,682)	(155,637,336)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,741,748	(33,346,662)	134,658,944	(57,761,010)

Contributions from affiliates (see Note 2A)	5,800	0	30,709	0

Net increase (decrease) in net assets resulting from operations	38,731,245	(69,850,269)	70,786,155	(163,653,470)

Distributions to shareholders (a)	(23,540,244)	(69,495,153)	(47,509,936)	(51,208,202)

Capital-share transactions:

Net proceeds from sales of shares	60,202,133	100,534,838	140,823,701	244,949,089

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,530,937	66,712,565	38,819,203	42,388,672

Total proceeds from shares sold	80,733,070	167,247,403	179,642,904	287,337,761

Cost of shares redeemed	(324,769,687)	(175,391,195)	(688,552,190)	(365,621,413)

Net increase (decrease) in net assets from capital-share transactions	(244,036,617)	(8,143,792)	(508,909,286)	(78,283,652)

Net increase (decrease) in net assets	(228,845,616)	(147,489,214)	(485,633,067)	(293,145,324)

NET ASSETS:

Beginning of period	1,394,071,475	1,541,560,689	3,271,936,147	3,565,081,471

End of period	$1,165,225,859	$1,394,071,475	$2,786,303,080	$3,271,936,147

(a) See page 38 for share class information on dividend distributions for the International, Tax-Managed International, Emerging Markets and California Municipal Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO		CALIFORNIA MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

$15,909,386	$25,887,419	$2,319,682	$2,513,627	$26,697,204	$27,752,114

(6,755,011)	(47,651,320)	(34,936)	(18,181)	(1,581,124)	2,185,232

59,747,901	7,911,117	1,887,578	1,817,558	9,493,129	38,639,199

14,178	70,803	0	0	0	0

68,916,454	(13,781,981)	4,172,324	4,313,004	34,609,209	68,576,545

(22,100,317)	(91,037,206)	(2,352,824)	(2,508,353)	(26,836,346)	(27,884,379)

104,194,109	205,841,076	130,099,909	89,369,870	319,192,474	251,711,411

18,642,108	70,945,839	1,945,765	2,142,341	20,636,412	22,365,096

122,836,217	276,786,915	132,045,674	91,512,211	339,828,886	274,076,507

(228,806,667)	(226,873,188)	(114,810,808)	(90,373,727)	(291,077,178)	(279,403,332)

(105,970,450)	49,913,727	17,234,866	1,138,484	48,751,708	(5,326,825)

(59,154,313)	(54,905,460)	19,054,366	2,943,135	56,524,571	35,365,341

1,297,313,699	1,352,219,159	191,090,896	188,147,761	1,336,266,027	1,300,900,686

$1,238,159,386	$1,297,313,699	$210,145,262	$191,090,896	$1,392,790,598	$1,336,266,027

2020 Annual Report	35

Statement of Changes in Net Assets (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$140,149,649	$156,808,962	$38,753,190	$40,670,749

Net realized gain (loss) on investment transactions	5,863,220	(4,229,797)	(1,746,235)	1,129,110

Net change in unrealized appreciation/depreciation of investments	34,936,728	240,290,230	(18,005,271)	62,813,507

Contributions from affiliates (see Note 2A)	0	0	0	0

Net increase in net assets resulting from operations	180,949,597	392,869,395	19,001,684	104,613,366

Distributions to shareholders (a)	(140,167,504)	(157,310,966)	(39,278,365)	(40,706,640)

Capital-share transactions:

Net proceeds from sales of shares	1,437,290,166	1,776,519,252	293,320,188	290,002,495

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	107,026,785	128,247,819	30,166,953	32,240,255

Total proceeds from shares sold	1,544,316,951	1,904,767,071	323,487,141	322,242,750

Cost of shares redeemed	(1,744,585,893)	(2,747,582,845)	(348,266,278)	(375,907,447)

Net increase (decrease) in net assets from capital-share transactions	(200,268,942)	(842,815,774)	(24,779,137)	(53,664,697)

Net increase (decrease) in net assets	(159,486,849)	(607,257,345)	(45,055,818)	10,242,029

NET ASSETS:

Beginning of period	6,388,046,820	6,995,304,165	1,833,172,801	1,822,930,772

End of period	$6,228,559,971	$6,388,046,820	$1,788,116,983	$1,833,172,801

(a) See pages 38–39 for share class information on dividend distributions for the Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

$88,958,663	$96,909,559	$3,500,807	$4,518,577

76,198,038	55,461,039	2,534,354	1,198,352

50,018,884	150,492,620	(1,260,369)	3,428,967

0	33,244	0	0

215,175,585	302,896,462	4,774,792	9,145,896

(95,999,272)	(106,879,355)	(3,827,152)	(4,908,029)

631,482,445	379,432,489	105,816,630	117,048,284

73,167,333	81,451,447	3,179,041	4,125,292

704,649,778	460,883,936	108,995,671	121,173,576

(542,664,238)	(532,057,461)	(115,940,511)	(90,252,370)

161,985,540	(71,173,525)	(6,944,840)	30,921,206

281,161,853	124,843,582	(5,997,200)	35,159,073

3,416,488,731	3,291,645,149	251,891,757	216,732,684

$3,697,650,584	$3,416,488,731	$245,894,557	$251,891,757

2020 Annual Report	37

Statement of Changes in Net Assets (continued)

	INTERNATIONAL PORTFOLIO		TAX-MANAGED INTERNATIONAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

International Class and Tax-Managed International Class, respectively	$(17,054,513)	$(52,502,914)	$(40,202,471)	$(43,586,547)

Class A	(56,718)	(158,641)	(19,844)	(39,012)

Class B	0	(77)	0	(20)

Class C	(4,235)	(26,508)	(628)	(1,323)

Class Z	(6,424,778)	(16,807,013)	(7,286,993)	(7,581,300)

	$(23,540,244)	$(69,495,153)	$(47,509,936)	$(51,208,202)

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Emerging Markets Class	$(18,666,186)	$(78,152,549)

Class Z	(3,434,131)	(12,884,657)

	$(22,100,317)	$(91,037,206)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Municipal Class	$(24,351,450)	$(25,801,371)	$(113,116,688)	$(125,152,990)

Class A	(1,430,864)	(1,333,213)	(5,075,417)	(4,858,512)

Class B	0	0	(7)	(84)

Class C	(99,775)	(141,286)	(513,838)	(718,042)

Advisor Class	(954,257)	(608,509)	(7,634,340)	(7,374,729)

Class Z	0	0	(13,827,214)	(19,206,609)

	$(26,836,346)	$(27,884,379)	$(140,167,504)	$(157,310,966)

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Municipal Class	$(35,160,186)	$(36,768,289)

Class A	(2,395,768)	(2,499,757)

Class C	(300,634)	(392,368)

Advisor Class	(1,421,777)	(1,046,226)

	$(39,278,365)	$(40,706,640)

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Intermediate Duration Portfolio	$(95,996,514)	$(106,879,241)

Class A	(2,333)	(28	) (a)

Advisor Class	(170)	(33	) (a)

Class Z	(255)	(53	) (a)

	$(95,999,272)	$(106,879,355)

(a) Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Short Duration Plus Class	$(3,612,806)	$(4,471,793)

Class A	(194,967)	(398,772)

Class B	(6)	(102)

Class C	(19,373)	(37,362)

	$(3,827,152)	$(4,908,029)

See Notes to Financial Statements.

2020 Annual Report	39

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	INTERNATIONAL PORTFOLIO INTERNATIONAL CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$16.10	$17.77	$18.11	$15.72	$14.68

Income from investment operations:

Investment income, net (a)(b)	0.13	0.23	0.23	0.21	0.25	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.53	(1.10)	(0.37)	2.45	1.01

Contribution from affiliates	0.00 (d)	0	0	0	0

Total from investment operations	0.66	(0.87)	(0.14)	2.66	1.26

Less dividends and distributions:

Dividends from net investment income	(0.27)	(0.27)	(0.20)	(0.27)	(0.22)

Distributions from net realized gain on investment transactions	0	(0.53)	0	0	0

Total dividends and distributions	(0.27)	(0.80)	(0.20)	(0.27)	(0.22)

Net asset value, end of period	$16.49	$16.10	$17.77	$18.11	$15.72

Total return (e)(f)	4.04%	(4.47)%	(0.78)%	17.27%	8.63%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$836,856	$1,063,680	$1,172,933	$1,321,390	$1,355,337

Average net assets (000 omitted)	$950,273	$1,062,475	$1,255,011	$1,326,123	$1,418,373

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.06%	1.06%	1.08%	1.16%	1.16%

Expenses, before waivers/reimbursements	1.06%	1.06%	1.10%	1.21%	1.20%

Net investment income (b)	0.83%	1.46%	1.25%	1.32%	1.66%	(c)

Portfolio turnover rate	38%	47%	45%	82%	77%

See Footnote Summary on page 49.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO TAX-MANAGED INTERNATIONAL CLASS

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$16.71		$17.77	$18.15	$15.79	$14.75

Income from investment operations:

Investment income, net (a)(b)	0.14		0.24	0.24	0.22	0.25	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51		(1.05)	(0.37)	2.41	1.02

Contribution from affiliates	0.00	(d)	0	0	0	0

Total from investment operations	0.65		(0.81)	(0.13)	2.63	1.27

Less dividends:

Dividends from net investment income	(0.24)		(0.25)	(0.25)	(0.27)	(0.23)

Net asset value, end of period	$17.12		$16.71	$17.77	$18.15	$15.79

Total return (e)(f)	3.86%		(4.44)%	(0.77)%	17.02%	8.65%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,343,322		$2,840,359	$3,112,837	$3,285,902	$3,247,504

Average net assets (000 omitted)	$2,594,472		$2,828,864	$3,267,732	$3,225,527	$3,404,447

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.02%		1.01%	1.03%	1.11%	1.11%

Expenses, before waivers/reimbursements	1.02%		1.02%	1.04%	1.16%	1.16%

Net investment income (b)	0.88%		1.50%	1.31%	1.38%	1.68%	(c)

Portfolio turnover rate	38%		48%	46%	78%	69%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2020 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16

Net asset value, beginning of period	$26.03	$28.39	$31.25	$26.21		$22.77

Income from investment operations:

Investment income, net (a)(b)	0.32	0.51	0.28	0.19		0.15	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(0.95)	(2.90)	5.00		3.86

Contributions from affiliates	0.00 (d)	0.00 (d)	0.00 (d)	0.00	(d)	0

Total from investment operations	1.58	(0.44)	(2.62)	5.19		4.01

Less dividends and distributions:

Dividends from net investment income	(0.44)	(0.33)	(0.17)	(0.15)		(0.16)

Distributions from net realized gain on investment transactions	0	(1.59)	(0.07)	0		(0.41)

Total dividends and distributions	(0.44)	(1.92)	(0.24)	(0.15)		(0.57)

Net asset value, end of period	$27.17	$26.03	$28.39	$31.25		$26.21

Total return (e)(f)	6.04%	(0.91)%	(8.46)% (g)	19.96%	(g)	18.04%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,056,249	$1,120,427	$1,174,312	$1,308,216		$1,215,605

Average net assets (000 omitted)	$1,085,654	$1,123,274	$1,316,137	$1,233,869		$1,137,202

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.29%	1.30%	1.33%	1.46%		1.48%

Expenses, before waivers/reimbursements	1.30%	1.30%	1.33%	1.48%		1.52%

Net investment income (b)	1.22%	1.96%	0.86%	0.69%		0.63%	(c)

Portfolio turnover rate	85%	92%	65%	63%		71%

See Footnote Summary on page 49.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$12.63		$12.50		$12.60	$12.60	$12.60

Income from investment operations

Investment income, net (a)	0.14	(b)	0.17	(b)	0.12 (b)	0.06	0.06	(b)(c)

Net realized and unrealized gain (loss) on investment transactions	0.14		0.13		(0.10)	0.01	0.01

Total from investment operations	0.28		0.30		0.02	0.07	0.07

Less: Dividends and Distributions

Dividends from net investment income	(0.15)		(0.17)		(0.12)	(0.06)	(0.06)

Distributions from net realized gain on investment transactions	0		0		0	(0.01)	(0.01)

Total dividends and distributions	(0.15)		(0.17)		(0.12)	(0.07)	(0.07)

Net asset value, end of period	$12.76		$12.63		$12.50	$12.60	$12.60

Total return (e)	2.20%		2.41%		0.18%	0.58%	0.55%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$210,145		$191,091		$188,148	$203,306	$148,489

Average net assets (000 omitted)	$205,125		$186,888		$199,804	$169,137	$164,757

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (h)	0.48%		0.50%		0.52%	0.61%	0.65%

Expenses, before waivers/reimbursements (h)	0.49%		0.50%		0.52%	0.61%	0.65%

Net investment income	1.13%	(b)	1.34%	(b)	0.97% (b)	0.52%	0.48%	(b)(c)

Portfolio turnover rate	45%		57%		58%	44%	42%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2020 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.44	$13.99	$14.32	$14.59	$14.40

Income from investment operations:

Investment income, net (a)	0.29	0.31	0.31	0.30	0.31	(c)

Net realized and unrealized gain (loss) on investment transactions	0.08	0.45	(0.33)	(0.27)	0.18

Total from investment operations	0.37	0.76	(0.02)	0.03	0.49

Less dividends:

Dividends from net investment income	(0.29)	(0.31)	(0.31)	(0.30)	(0.30)

Net asset value, end of period	$14.52	$14.44	$13.99	$14.32	$14.59

Total return (e)	2.59%	5.50%	(0.13)%	0.23%	3.46%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,243,747	$1,212,947	$1,189,754	$1,150,520	$1,119,516

Average net assets (000 omitted)	$1,222,654	$1,181,680	$1,177,686	$1,118,392	$1,080,590

Ratio to average net assets of:

Expenses	0.55%	0.55%	0.55%	0.57%	0.63%

Net investment income	1.98%	2.17%	2.19%	2.10%	2.10%	(c)

Portfolio turnover rate	16%	24%	38%	17%	12%

See Footnote Summary on page 49.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.57	$14.05	$14.43	$14.67	$14.47

Income from investment operations:

Investment income, net (a)	0.33	0.34	0.31	0.29	0.29	(c)

Net realized and unrealized gain (loss) on investment transactions	0.10	0.52	(0.38)	(0.24)	0.20

Total from investment operations	0.43	0.86	(0.07)	0.05	0.49

Less dividends:

Dividends from net investment income	(0.33)	(0.34)	(0.31)	(0.29)	(0.29)

Net asset value, end of period	$14.67	$14.57	$14.05	$14.43	$14.67

Total return (e)	2.99%	6.21%	(0.45)%	0.37%	3.40%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,035,751	$4,989,558	$5,479,314	$5,377,573	$5,276,927

Average net assets (000 omitted)	$5,013,687	$5,238,466	$5,511,547	$5,274,036	$5,048,509

Ratio to average net assets of:

Expenses	0.47%	0.47%	0.46%	0.49%	0.54%

Net investment income	2.26%	2.38%	2.20%	2.02%	1.98%	(c)

Portfolio turnover rate	20%	22%	23%	25%	11%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2020 Annual Report	45

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$14.18	$13.68	$14.07	$14.34	$14.10

Income from investment operations:

Investment income, net (a)	0.30	0.32	0.31	0.30	0.32	(c)

Net realized and unrealized gain (loss) on investment transactions	(0.13)	0.50	(0.39)	(0.27)	0.24

Contributions from affiliates	0	0	0.00 (d)	0	0

Total from investment operations	0.17	0.82	(0.08)	0.03	0.56

Less dividends:

Dividends from net investment income	(0.31)	(0.32)	(0.31)	(0.30)	(0.32)

Net asset value, end of period	$14.04	$14.18	$13.68	$14.07	$14.34

Total return (e)	1.22%	6.03%	(0.57)%	0.29%	3.90%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,585,884	$1,629,139	$1,631,011	$1,595,536	$1,560,549

Average net assets (000 omitted)	$1,599,889	$1,619,580	$1,621,380	$1,557,199	$1,504,287

Ratio to average net assets of:

Expenses	0.54%	0.53%	0.53%	0.56%	0.61%

Net investment income	2.17%	2.27%	2.23%	2.12%	2.23%	(c)

Portfolio turnover rate	18%	18%	23%	23%	17%

See Footnote Summary on page 49.

See Notes to Financial Statements.

46	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.54	$12.76	$13.23	$13.63	$13.41

Income from investment operations:

Investment income, net (a)	0.35	0.38	0.30	0.30	0.36	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.51	0.83	(0.45)	(0.21)	0.46

Contributions from affiliates	0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	0.86	1.21	(0.15)	0.09	0.82

Less dividends and distributions:

Dividends from net investment income	(0.38)	(0.43)	(0.32)	(0.34)	(0.42)

Distributions from net realized gain on investment transactions	0	0	0	(0.15)	(0.18)

Total dividends and distributions	(0.38)	(0.43)	(0.32)	(0.49)	(0.60)

Net asset value, end of period	$14.02	$13.54	$12.76	$13.23	$13.63

Total return (e)(f)	6.35%	9.70%	(1.14)%	0.71%	6.33%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,696,937	$3,416,459	$3,291,645	$3,363,353	$3,443,945

Average net assets (000 omitted)	$3,503,078	$3,289,133	$3,339,472	$3,350,914	$3,395,239

Ratio to average net assets of:

Expenses	0.57%	0.57%	0.57%	0.59%	0.59%

Net investment income	2.54%	2.95%	2.34%	2.27%	2.67%	(c)

Portfolio turnover rate (i)	72%	62%	201%	230%	146%

See Footnote Summary on page 49.

See Notes to Financial Statements.

2020 Annual Report	47

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.74	$11.53	$11.68	$11.75		$11.74

Income from investment operations:

Investment income, net (a)(b)	0.17	0.22	0.15	0.09		0.09	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.06	0.23	(0.13)	(0.05)		0.02

Contributions from affiliates	0	0	0	0.00	(d)	0

Total from investment operations	0.23	0.45	0.02	0.04		0.11

Less dividends:

Dividends from net investment income	(0.19)	(0.24)	(0.17)	(0.11)		(0.10)

Net asset value, end of period	$11.78	$11.74	$11.53	$11.68		$11.75

Total return (e)(f)	1.97%	3.96%	0.18%	0.37%		0.96%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$225,045	$229,120	$188,523	$224,323		$313,720

Average net assets (000 omitted)	$223,901	$213,653	$207,677	$266,909		$281,499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.56%	0.56%	0.60%	0.66%		0.65%

Expenses, before waivers/reimbursements	0.56%	0.56%	0.60%	0.66%		0.65%

Net investment income (b)	1.48%	1.93%	1.30%	0.75%		0.73%	(c)

Portfolio turnover rate	50%	39%	85% (i)	64%	(i)	76%	(i)

See Footnote Summary on page 49.

See Notes to Financial Statements.

48	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%
Short Duration Diversified Municipal	$0.005	0.04%	0.04%
California Municipal	$0.001	0.01%	0.01%
Diversified Municipal	$0.001	0.004%	0.004%
New York Municipal	$0.001	0.01%	0.01%
Intermediate Duration	$0.001	0.01%	0.01%
Short Duration Plus	$0.004	0.03%	0.03%

(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the International Portfolio for the year ended September 30, 2020 by 0.06% and the Tax Managed International Portfolio for the year ended September 30, 2020 by 0.06% and the Emerging Markets Portfolio for the years ended September 30, 2020 and September 30, 2018 by 0.32% and 0.03%, respectively, and the Intermediate Duration Portfolio for the year ended September 30, 2016 by 0.03% and the Short Duration Plus Portfolio for the years ended September 30, 2017 and September 30, 2016 by 0.11% and 0.05%, respectively.
(g)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 9/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 9/30/20
Short Duration Diversified Municipal	0.01%

(i)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2020 Annual Report	49

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the International Equity Portfolios, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

50	Sanford C. Bernstein Fund, Inc.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that

2020 Annual Report	51

Notes to Financial Statements (continued)

market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

52	Sanford C. Bernstein Fund, Inc.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2020:

INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Information Technology	$32,736,266	$157,882,396		$0		$190,618,662

Industrials	15,140,455	148,802,976		0		163,943,431

Financials	3,000,836	151,861,191		0		154,862,027

Consumer Staples	12,161,082	123,298,694		0		135,459,776

Health Care	20,598,153	112,070,629		0	(a)	132,668,782

Consumer Discretionary	10,986,480	107,428,371		0		118,414,851

Communication Services	4,658,578	63,901,271		0		68,559,849

Materials	5,835,329	56,272,103		0		62,107,432

Utilities	4,734,128	33,433,710		0		38,167,838

Energy	0	26,924,771		0		26,924,771

Real Estate	0	24,296,150		0		24,296,150

Short-Term Investments	40,379,019	0		0		40,379,019

Total Investments in Securities	150,230,326	1,006,172,262	(b)	0		1,156,402,588

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	0	1,633,171		0		1,633,171

Liabilities:

Futures	(456,742)	0		0		(456,742	)(d)

Forward Currency Exchange Contracts	0	(3,511,633)		0		(3,511,633)

Total	$149,773,584	$1,004,293,800		$0		$1,154,067,384

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Information Technology	$77,330,666	$376,531,983		$0		$453,862,649

Industrials	35,793,368	356,615,969		0		392,409,337

Financials	7,349,028	362,861,121		0		370,210,149

Consumer Staples	29,060,599	293,431,135		0		322,491,734

Health Care	47,471,988	268,429,602		0	(a)	315,901,590

Consumer Discretionary	26,237,470	256,592,182		0		282,829,652

Communication Services	11,528,500	153,455,765		0		164,984,265

Materials	13,604,028	134,216,358		0		147,820,386

Utilities	10,902,004	79,877,420		0		90,779,424

Energy	0	63,393,080		0		63,393,080

Real Estate	0	59,133,727		0		59,133,727

Short-Term Investments	103,676,108	0		0		103,676,108

Total Investments in Securities	362,953,759	2,404,538,342	(b)	0		2,767,492,101

2020 Annual Report	53

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$3,781,468	$0	$3,781,468

Liabilities:

Futures	(960,157)	0	0	(960,157	)(d)

Forward Currency Exchange Contracts	0	(8,448,355)	0	(8,448,355)

Total	$361,993,602	$2,399,871,455	$0	$2,761,865,057

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks:

Information Technology	$29,193,954	$223,692,494	$0	$252,886,448

Financials	41,132,030	194,969,038	0	236,101,068

Consumer Discretionary	34,908,832	180,261,579	0	215,170,411

Communication Services	12,090,488	96,612,765	0	108,703,253

Industrials	12,126,476	68,941,787	0	81,068,263

Materials	10,311,440	56,504,365	0	66,815,805

Energy	41,565,209	18,741,658	0	60,306,867

Health Care	11,362,494	31,639,116	0	43,001,610

Real Estate	2,407,966	31,167,319	0	33,575,285

Utilities	11,102,314	19,849,907	0	30,952,221

Consumer Staples	17,015,126	13,502,523	0	30,517,649

Equity Linked Notes	0	29,765,470	0	29,765,470

Short-Term Investments	28,861,918	0	0	28,861,918

Total Investments in Securities	252,078,247	965,648,021 (b)	0	1,217,726,268

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	0	3,339,539	0	3,339,539

Liabilities:

Forward Currency Exchange Contracts	0	(1,489,212)	0	(1,489,212)

Total	$252,078,247	$967,498,348	$0	$1,219,576,595

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$192,406,948	$0	$192,406,948

Short-Term Municipal Notes	0	13,711,785	0	13,711,785

Governments—Treasuries	0	2,997,656	0	2,997,656

Investment Companies	5,848,897	0	0	5,848,897

Total Investments in Securities	5,848,897	209,116,389	0	214,965,286

54	Sanford C. Bernstein Fund, Inc.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	$0	$43,238	$0		$43,238 (d)

Centrally Cleared Interest Rate Swaps	0	96,574	0		96,574 (d)

Liabilities:

Interest Rate Swaps	0	(65,393)	0		(65,393)

Total	$5,848,897	$209,190,808	$0		$215,039,705

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,363,792,783	$0	(a)	$1,363,792,783

Short-Term Municipal Notes	0	38,305,648	0		38,305,648

Collateralized Mortgage Obligations	0	4,787,556	0		4,787,556

Governments—Treasuries	0	2,741,888	0		2,741,888

Total Investments in Securities	0	1,409,627,875	0		1,409,627,875

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	2,623,100	0		2,623,100 (d)

Centrally Cleared Interest Rate Swaps	0	538,012	0		538,012 (d)

Liabilities:

Credit Default Swaps	0	(1,577,781)	0		(1,577,781)

Inflation (CPI) Swaps	0	(797,158)	0		(797,158)

Interest Rate Swaps	0	(1,397,497)	0		(1,397,497)

Total	$0	$1,409,016,551	$0		$1,409,016,551

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$5,928,525,076	$0		$5,928,525,076

Short-Term Municipal Notes	0	20,576,603	0		20,576,603

Governments—Treasuries	0	122,001,919	0		122,001,919

Collateralized Mortgage Obligations	0	21,189,034	0		21,189,034

Total Investments in Securities	0	6,092,292,632	0		6,092,292,632

Other Financial Instruments (c):

Assets

Centrally Cleared Inflation (CPI) Swaps	0	12,569,131	0		12,569,131 (d)

Centrally Cleared Interest Rate Swaps	0	9,061,526	0		9,061,526 (d)

Liabilities:

Credit Default Swaps	0	(6,596,323)	0		(6,596,323)

Inflation (CPI) Swaps	0	(4,073,843)	0		(4,073,843)

Interest Rate Swaps	0	(6,444,607)	0		(6,444,607)

Total	$0	$6,096,808,516	$0		$6,096,808,516

2020 Annual Report	55

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,733,159,884	$0	$1,733,159,884

Collateralized Mortgage Obligations	0	6,756,632	0	6,756,632

Governments—Treasuries	0	5,933,744	0	5,933,744

Total Investments in Securities	0	1,745,850,260	0	1,745,850,260

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	3,565,516	0	3,565,516	(d)

Centrally Cleared Interest Rate Swaps	0	3,014,977	0	3,014,977	(d)

Liabilities:

Credit Default Swaps	0	(2,203,222)	0	(2,203,222)

Inflation (CPI) Swaps	0	(847,059)	0	(847,059)

Centrally Cleared Interest Rate Swaps	0	(1,914,441)	0	(1,914,441	)(d)

Total	$0	$1,747,466,031	$0	$1,747,466,031

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Corporates—Investment Grade	$0	$1,069,461,335	$0	$1,069,461,335

Governments—Treasuries	0	967,323,924	0	967,323,924

Mortgage Pass-Throughs	0	504,363,121	0	504,363,121

Commercial Mortgage-Backed Securities	0	335,010,214	0	335,010,214

Collateralized Mortgage Obligations	0	213,105,380	0	213,105,380

Inflation-Linked Securities	0	125,561,756	0	125,561,756

Asset-Backed Securities	0	73,526,395	0	73,526,395

Emerging Markets—Treasuries	0	58,069,628	0	58,069,628

Corporates—Non-Investment Grade	0	50,800,924	0	50,800,924

Collateralized Loan Obligations	0	43,584,565	0	43,584,565

Governments—Sovereign Bonds	0	33,677,575	0	33,677,575

Local Governments—US Municipal Bonds	0	31,652,557	0	31,652,557

Quasi-Sovereigns	0	24,773,427	0	24,773,427

Agencies	0	23,793,668	0	23,793,668

Emerging Markets—Corporate Bonds	0	17,883,473	0	17,883,473

Emerging Markets—Sovereigns	0	14,834,254	0	14,834,254

Common Stocks	0	0	2,888,537	2,888,537

Short-Term Investments

U.S. Treasury Bills	0	80,269,423	0	80,269,423

Short-Term Municipal Notes	0	2,027,579	0	2,027,579

Total Investments in Securities	0	3,669,719,198	2,888,537	3,672,607,735

Other Financial Instruments (c):

Assets:

Futures	830,414	0	0	830,414	(d)

Forward Currency Exchange Contracts	0	4,311,981	0	4,311,981

Centrally Cleared Credit Default Swaps	0	3,350,611	0	3,350,611	(d)

Centrally Cleared Interest Rate Swaps	0	2,221,301	0	2,221,301	(d)

Credit Default Swaps	0	26,267,564	0	26,267,564

56	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(1,704,182)	$0	$0	$(1,704,182	)(d)

Forward Currency Exchange Contracts	0	(2,370,296)	0	(2,370,296)

Centrally Cleared Credit Default Swaps	0	(3,402,948)	0	(3,402,948	)(d)

Centrally Cleared Interest Rate Swaps	0	(3,670,764)	0	(3,670,764	)(d)

Credit Default Swaps	0	(44,657,432)	0	(44,657,432)

Total	$(873,768)	$3,651,769,215	$2,888,537	$3,653,783,984

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$167,516,182	$0	$167,516,182

Corporates—Investment Grade	0	17,552,916	0	17,552,916

Commercial Mortgage-Backed Securities	0	14,124,220	0	14,124,220

Collateralized Mortgage Obligations	0	9,419,642	0	9,419,642

Agencies	0	8,916,988	0	8,916,988

Asset-Backed Securities	0	7,765,379	0	7,765,379

Inflation-Linked Securities	0	4,925,523	0	4,925,523

Mortgage Pass-Throughs	0	3,247,299	0	3,247,299

Collateralized Loan Obligations	0	2,240,894	0	2,240,894

Local Governments—US Municipal Bonds	0	654,172	0	654,172

Quasi-Sovereigns	0	536,479	0	536,479

Governments—Sovereign Bonds	0	378,610	0	378,610

Short-Term Investments

U.S. Treasury Bills	0	7,584,353	0	7,584,353

Short-Term Municipal Notes	0	138,244	0	138,244

Total Investments in Securities	0	245,000,901	0	245,000,901

Other Financial Instruments (c):

Assets:

Futures	18,575	0	0	18,575	(d)

Centrally Cleared Credit Default Swaps	0	15,787	0	15,787	(d)

Credit Default Swaps	0	1,371,266	0	1,371,266

Liabilities:

Futures	(17)	0	0	(17	)(d)

Credit Default Swaps	0	(2,416,710)	0	(2,416,710)

Total	$18,558	$243,971,244	$0	$243,989,802

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

2020 Annual Report	57

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

58	Sanford C. Bernstein Fund, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to trading adjustments, taxable overdistributions, and contributions from affiliates are reflected as adjustments to the components of net assets as of September 30, 2020, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
International Portfolio	$(11,514,998)	$11,514,998

Tax Managed International Portfolio	(30,709)	30,709

Emerging Markets Portfolio	(14,178)	14,178

Short Duration Diversified Municipal Portfolio	0	0

California Municipal Portfolio	0	0

Diversified Municipal Portfolio	0	0

New York Municipal Portfolio	0	0

Intermediate Duration Portfolio	0	0

Short Duration Plus Portfolio	0	0

2020 Annual Report	59

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Tax-Managed International			0.750%	0.650%	0.600%

			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

During the year ended September 30, 2020, the Adviser reimbursed the International Portfolio and the Tax-Managed International Portfolio $5,800 and $30,709, respectively, for losses incurred due to a mispriced security. During the year ended September 30, 2020, the Adviser reimbursed the Emerging Markets Portfolio $14,178 for trading losses incurred due to trade entry errors. During the year ended September 30, 2019, the Adviser reimbursed the Emerging Markets Portfolio and the Intermediate Duration Portfolio $70,803 and $33,244, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA

60	Sanford C. Bernstein Fund, Inc.

previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio except the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the International Portfolio, Tax-Managed International Portfolio, and Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month.

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2020, the compensation retained by ABIS amounted to: International Portfolio, $63,610; Tax-Managed International Portfolio, $85,172; Emerging Markets Portfolio, $35,629; California Municipal Portfolio, $18,110; Diversified Municipal Portfolio, $176,006; New York Municipal Portfolio, $21,373; Intermediate Duration Portfolio $618 and Short Duration Plus Portfolio, $17,607.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2020, such waivers amounted to $36,937 and $13,257, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the SCB Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the International Portfolio, the Tax-Managed International Portfolio, the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and

2020 Annual Report	61

Notes to Financial Statements (continued)

1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2020, such waiver amounted to $12,179. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	INTERNATIONAL	TAX-MANAGED INTERNATIONAL	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,462,969	$1,237,573	$1,330,363	$3,264,836	$2,403,217	$1,031,679

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The International Portfolio, the Tax Managed International Portfolio, the Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2020, such waivers amounted to:

PORTFOLIO	AMOUNT
International	$34,229

Tax-Managed International	81,759

Emerging Markets	25,388

Short Duration Diversified Municipal	10,540

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2020 is as follows:

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)
International	$17,945	$275,514	$253,080	$40,379	$273

Tax-Managed International	48,727	590,934	535,985	103,676	678

Emerging Markets	11,747	435,284	418,169	28,862	184

Short Duration Diversified Municipal	0	162,660	156,811	5,849	81

62	Sanford C. Bernstein Fund, Inc.

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Fund were converted to Class A shares.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the year ended September 30, 2020, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
International	$41	$22	$0

Tax-Managed International	2	5	0

California Municipal	128	6,424	2,796

Diversified Municipal	287	75,370	1,203

New York Municipal	0	3,164	556

Intermediate Duration	62	0	N/A

Short Duration Plus	220	438	559

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2020, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
International	$469,887,227	$0	$741,446,407	$0

Tax-Managed International	1,101,946,964	0	1,674,873,580	0

Emerging Markets	1,039,543,573	0	1,178,675,683	0

Short Duration Diversified Municipal	123,795,670	2,995,629	87,381,156	0

California Municipal	266,660,478	19,687,729	189,555,650	30,645,057

Diversified Municipal	1,073,731,031	169,792,075	1,412,330,316	115,204,331

New York Municipal	265,528,512	57,051,938	271,312,040	58,780,779

Intermediate Duration	1,120,070,039	1,630,832,052	697,376,444	1,718,337,565

Short Duration Plus	22,276,057	95,169,619	22,383,622	87,607,575

2020 Annual Report	63

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
International Portfolio	$992,994,517	$256,607,522	$(93,406,661)	$163,200,861

Tax Managed International Portfolio	2,403,712,879	603,512,963	(240,191,978)	363,320,985

Emerging Markets Portfolio	1,129,690,255	190,458,702	(102,374,402)	88,084,300

Short Duration Diversified Municipal Portfolio	212,277,022	3,192,890	(434,056)	2,758,834

California Municipal Portfolio	1,350,372,625	68,216,404	(7,951,989)	60,264,415

Diversified Municipal Portfolio	5,805,304,547	334,652,718	(36,454,629)	298,198,089

New York Municipal Portfolio	1,694,273,116	74,248,711	(18,912,862)	55,335,849

Intermediate Duration Portfolio	3,489,665,087	355,163,028	(174,002,417)	181,160,611

Short Duration Plus Portfolio	243,367,172	3,172,354	(1,538,625)	1,633,729

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the International Portfolio and Tax-Managed International Portfolio held futures for hedging purposes, the Emerging Markets Portfolio held futures for hedging purposes, and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

64	Sanford C. Bernstein Fund, Inc.

•	Forward Currency Exchange Contracts

The International Portfolio, Tax-Managed International Portfolio, Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Non-U.S. stock portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2020, the International Portfolio and Tax-Managed International Portfolio held forward currency exchange contracts for hedging purposes, the Emerging Markets Portfolio and Short Duration Plus Portfolio held foreign currency exchange contracts for hedging purposes, and the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

2020 Annual Report	65

Notes to Financial Statements (continued)

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes and the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2020, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either

66	Sanford C. Bernstein Fund, Inc.

(i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held credit default swaps for non-hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2020, the Intermediate Duration Portfolio held total return swaps for hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

2020 Annual Report	67

Notes to Financial Statements (continued)

During the year ended September 30, 2020, the Portfolios had entered into the following derivatives:

INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$456,742	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,633,171	Unrealized depreciation on forward currency exchange contracts	3,511,633

Total		$1,633,171		$3,968,375

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,215,287)	$(484,336)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,605,687	(1,262,971)

Total		$2,390,400	$(1,747,307)

TAX-MANAGED INTERNATIONAL PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts			Receivable/Payable for variation margin on futures	$960,157	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,781,468	Unrealized depreciation on forward currency exchange contracts	8,448,355

Total		$3,781,468		$9,408,512

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

68	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,727,022)	$(922,041)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	12,954,449	(531,477)

Total		$3,227,427	$(1,453,518)

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,339,539	Unrealized depreciation on forward currency exchange contracts	$1,489,212

Total		$3,339,539		$1,489,212

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(76,176)	$0

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	7,129,218	1,613,813

Total		$7,053,042	$1,613,813

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$139,812	*

Interest rate contracts				Unrealized depreciation on interest rate swaps	$65,393

Total		$139,812			$65,393

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Annual Report	69

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(134,979)	$160,560

Total		$(134,979)	$160,560

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$3,161,112	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$797,158

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,397,497

Credit contracts				Market value on credit default swaps	1,577,781

Total		$3,161,112			$3,772,436

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,946,592)	$3,105,178

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	156,051	(1,191,448)

Total		$(4,790,541)	$1,913,730

70	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$21,630,657	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$4,073,843

Interest rate contracts				Unrealized depreciation on interest rate swaps	6,444,607

Credit contracts				Market value on credit default swaps	6,596,323

Total		$21,630,657			$17,114,773

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,614,892)	$23,690,181

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	456,000	(4,980,450)

Total		$(26,158,892)	$18,709,731

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,580,493	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$847,059

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,914,441

Credit contracts				Market value on credit default swaps	2,203,222

Total		$6,580,493			$4,964,722

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Annual Report	71

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,689,310)	$4,301,738

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	217,674	(1,663,509)

Total		$(4,471,636)	$2,638,229

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$830,414	*	Receivable/Payable for variation margin on futures	$1,704,182	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	632,588	*	Receivable/Payable for variation margin on centrally cleared swaps	120,691	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,220,477	*	Receivable/Payable for variation margin on centrally cleared swaps	3,667,380	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,311,981		Unrealized depreciation on forward currency exchange contracts	2,370,296

Credit contracts	Market value on credit default swaps	26,267,564		Market value on credit default swaps	44,657,432

Total		$34,263,024			$52,519,981

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$35,056,577	$3,508,498

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,423,193)	2,483,947

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,424,802	277,975

72	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(5,053,883)	$(20,382,797)

Total		$30,004,303	$(14,112,377)

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$18,575	*	Receivable/Payable for variation margin on futures	$17	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	10,918	*

Credit contracts	Market value on credit default swaps	1,371,266		Market value on credit default swaps	2,416,710

Total		$1,389,841			$2,427,645

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,413,394	$159,373

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(130,329)	(22,508)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	167,630	(1,208,906)

Total		$1,450,695	$(1,072,041)

2020 Annual Report	73

Notes to Financial Statements (continued)

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2020:

INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$31,396,540	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$396,197,116

Average principal amount of sale contracts	$368,885,014

(a)	Positions were open for ten months during the year.

TAX-MANAGED INTERNATIONAL PORTFOLIO

Futures:

Average notional amount of buy contracts	$72,562,816	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$943,455,767

Average principal amount of sale contracts	$884,800,830

(a)	Positions were open for ten months during the year.

EMERGING MARKETS PORTFOLIO

Futures:

Average notional amount of buy contracts	$12,408,395	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$276,827,061

Average principal amount of sale contracts	$252,413,432

(a)	Positions were open for less than one month during the year.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$1,160,000

Inflation Swaps:

Average notional amount	$9,000,000	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$4,556,923

Centrally Cleared Inflation Swaps:

Average notional amount	$4,404,615

(a)	Positions were open for ten months during the year.

74	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$24,790,000

Inflation Swaps:

Average notional amount	$109,207,692

Centrally Cleared Interest Rate Swaps:

Average notional amount	$61,358,769

Centrally Cleared Inflation Swaps:

Average notional amount	$75,296,923

Credit Default Swaps:

Average notional amount of sale contracts	$4,730,000

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$114,320,000

Inflation Swaps:

Average notional amount	$567,275,385

Centrally Cleared Interest Rate Swaps:

Average notional amount	$301,676,923

Centrally Cleared Inflation Swaps:

Average notional amount	$330,176,538

Credit Default Swaps:

Average notional amount of sale contracts	$19,775,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$61,548,750	(a)

(a)	Positions were open for four months during the year.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$33,960,000

Inflation Swaps:

Average notional amount	$120,162,538

Centrally Cleared Interest Rate Swaps:

Average notional amount	$131,400,769

Centrally Cleared Inflation Swaps:

Average notional amount	$104,456,923

Credit Default Swaps:

Average notional amount of sale contracts	$6,605,000

2020 Annual Report	75

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$948,152,321

Average notional amount of sale contracts	$137,253,713

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$82,675,719	(a)

Average principal amount of sale contracts	$238,701,006

Centrally Cleared Interest Rate Swaps:

Average notional amount	$460,014,984

Credit Default Swaps:

Average notional amount of buy contracts	$64,156,462

Average notional amount of sale contracts	$159,655,923

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$77,180,164	(b)

Average notional amount of sale contracts	$100,739,425	(c)

Total Return Swaps:

Average notional amount	$43,860,000	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for seven months during the year.

(d)	Positions were open for one month during the year.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$101,723,161

Average notional amount of sale contracts	$1,309,617

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$3,543,894	(a)

Average principal amount of sale contracts	$6,424,798	(b)

Credit Default Swaps:

Average notional amount of buy contracts	$2,978,231

Average notional amount of sale contracts	$7,907,538

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$2,221,000	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for four months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

76	Sanford C. Bernstein Fund, Inc.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$403,433	$(403,433)	$0	$0	$0

Barclays Bank PLC	906	(906)	0	0	0

BNP Paribas SA	25,718	0	0	0	25,718

Citibank, NA	97,577	(97,577)	0	0	0

Credit Suisse International	349,541	(207,154)	0	0	142,387

Goldman Sachs Bank USA	462,091	(73,992)	0	0	388,099

HSBC Bank USA	86,392	(54,082)	0	0	32,310

Morgan Stanley Capital Services, Inc.	104,812	(104,812)	0	0	0

Natwest Markets PLC	56,580	(56,580)	0	0	0

Standard Chartered Bank	33,145	0	0	0	33,145

State Street Bank & Trust Co.	12,976	(12,976)	0	0	0

Total	$1,633,171	$(1,011,512)	$0	$0	$621,659	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,648,346	$(403,433)	$(350,000)	$0	$894,913

Barclays Bank PLC	400,457	(906)	0	0	399,551

Citibank, NA	543,009	(97,577)	(121,000)	0	324,432

Credit Suisse International	207,154	(207,154)	0	0	0

Goldman Sachs Bank USA	73,992	(73,992)	0	0	0

HSBC Bank USA	54,082	(54,082)	0	0	0

JPMorgan Chase Bank, NA	2,922	0	0	0	2,922

Morgan Stanley Capital Services, Inc.	138,614	(104,812)	0	0	33,802

Natwest Markets PLC	71,149	(56,580)	0	0	14,569

State Street Bank & Trust Co.	40,638	(12,976)	0	0	27,662

UBS AG	331,270	0	0	0	331,270

Total	$3,511,633	$(1,011,512)	$(471,000)	$0	$2,029,121	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2020 Annual Report	77

Notes to Financial Statements (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$998,432	$(998,432)	$0	$0	$0

Barclays Bank PLC	3,347	(3,347)	0	0	0

BNP Paribas SA	100,833	0	0	0	100,833

Citibank, NA	156,954	(156,954)	0	0	0

Credit Suisse International	832,426	(490,723)	0	0	341,703

Goldman Sachs Bank USA	1,096,718	(235,677)	0	0	861,041

HSBC Bank USA	209,679	(108,496)	0	0	101,183

Morgan Stanley Capital Services, Inc.	272,107	(272,107)	0	0	0

Natwest Markets PLC	65,368	(65,368)	0	0	0

UBS AG	45,604	(45,604)	0	0	0

Total	$3,781,468	$(2,376,708)	$0	$0	$1,404,760	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$4,120,255	$(998,432)	$(475,000)	$0	$2,646,823

Barclays Bank PLC	823,667	(3,347)	0	0	820,320

Citibank, NA	1,366,706	(156,954)	(627,000)	0	582,752

Credit Suisse International	490,723	(490,723)	0	0	0

Goldman Sachs Bank USA	235,677	(235,677)	0	0	0

HSBC Bank USA	108,496	(108,496)	0	0	0

Morgan Stanley Capital Services, Inc.	811,534	(272,107)	(355,000)	0	184,427

Natwest Markets PLC	208,013	(65,368)	0	0	142,645

Standard Chartered Bank	22,511	0	0	0	22,511

State Street Bank & Trust Co.	6,881	0	0	0	6,881

UBS AG	253,892	(45,604)	0	0	208,288

Total	$8,448,355	$(2,376,708)	$(1,457,000)	$0	$4,614,647	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

78	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$356,685	$(178,037)	$0	$0	$178,648

BNP Paribas SA	137,530	(137,530)	0	0	0

Citibank, NA	238,094	(47,185)	0	0	190,909

Credit Suisse International	259,452	0	0	0	259,452

Goldman Sachs Bank USA	1,842,720	(85,563)	(1,740,000)	0	17,157

HSBC Bank USA	28,561	0	0	0	28,561

Morgan Stanley Capital Services, Inc.	147,734	(48,681)	(99,053)	0	0

Natwest Markets PLC	9,368	(9,368)	0	0	0

Standard Chartered Bank	117,776	0	0	0	117,776

State Street Bank & Trust Co.	175,161	(175,161)	0	0	0

UBS AG	26,458	0	0	0	26,458

Total	$3,339,539	$(681,525)	$(1,839,053)	$0	$818,961	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$350,088	$0	$0	$0	$350,088

Barclays Bank PLC	178,037	(178,037)	0	0	0

BNP Paribas SA	410,806	(137,530)	0	0	273,276

Citibank, NA	47,185	(47,185)	0	0	0

Goldman Sachs Bank USA	85,563	(85,563)	0	0	0

JPMorgan Chase Bank, NA	86,396	0	0	0	86,396

Morgan Stanley Capital Services, Inc.	48,681	(48,681)	0	0	0

Natwest Markets PLC	11,654	(9,368)	0	0	2,286

State Street Bank & Trust Co.	270,802	(175,161)	0	0	95,641

Total	$1,489,212	$(681,525)	$0	$0	$807,687	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2020 Annual Report	79

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA	$65,393	$0	$0	$0	$65,393

Total	$65,393	$0	$0	$0	$65,393	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$548,229	$0	$0	$(548,229)	$0

Citibank, NA	1,646,426	0	(1,646,426)	0	0

Citigroup Global Markets, Inc.	507,046	0	(507,046)	0	0

Credit Suisse International	711,799	0	(577,000)	0	134,799

Goldman Sachs International	358,936	0	0	(358,936)	0

Total	$3,772,436	$0	$(2,730,472)	$(907,165)	$134,799	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$2,797,683	$0	$0	$(2,797,683)	$0

Citibank, NA	7,720,767	0	(1,520,000)	(6,200,767)	0

Citigroup Global Markets, Inc.	727,878	0	0	(612,074)	115,804

Credit Suisse International	4,151,492	0	0	(4,110,728)	40,764

Goldman Sachs International	1,716,953	0	0	(1,706,375)	10,578

Total	$17,114,773	$0	$(1,520,000)	$(15,427,627)	$167,146	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

80	Sanford C. Bernstein Fund, Inc.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$498,134	$0	$(303,000)	$(195,134)	$0

Citibank, NA	2,263,366	0	(330,000)	(1,933,366)	0

Citigroup Global Markets, Inc.	243,182	0	0	(243,182)	0

Credit Suisse International	1,386,610	0	(715,200)	(578,531)	92,879

Goldman Sachs International	573,430	0	0	(573,430)	0

Total	$4,964,722	$0	$(1,348,200)	$(3,523,643)	$92,879	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$512,837	$0	$0	$0	$512,837

Barclays Bank PLC	237,047	(109,710)	0	0	127,337

BNP Paribas SA	66,753	0	0	0	66,753

Citibank, NA	13,580	(13,580)	0	0	0

Citigroup Global Markets, Inc.	22,745,313	(20,649,828)	(2,066,000)	0	29,485

Goldman Sachs Bank USA/Goldman Sachs International	3,415,011	(3,415,011)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	669,885	(669,885)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,755,423	(1,302,807)	(452,616)	0	0

Standard Chartered Bank	1,084,497	(646,949)	0	0	437,548

State Street Bank & Trust Co.	50,226	(50,226)	0	0	0

UBS AG	28,973	(28,973)	0	0	0

Total	$30,579,545	$(26,886,969)	$(2,518,616)	$0	$1,173,960	^

2020 Annual Report	81

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$109,710	$(109,710)	$0	$0	$0

Citibank, NA	142,970	(13,580)	0	0	129,390

Citigroup Global Markets, Inc.	20,649,828	(20,649,828)	0	0	0

Credit Suisse International	8,163,080	0	0	(8,163,080)	0

Deutsche Bank AG	7,289,556	0	(690,000)	(6,599,556)	0

Goldman Sachs Bank USA/Goldman Sachs International	5,807,440	(3,415,011)	0	(2,392,429)	0

HSBC Bank USA	218,406	0	0	0	218,406

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,533,576	(669,885)	0	(1,863,691)	0

Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,302,807	(1,302,807)	0	0	0

Natwest Markets PLC	5,286	0	0	0	5,286

Standard Chartered Bank	646,949	(646,949)	0	0	0

State Street Bank & Trust Co.	82,056	(50,226)	0	0	31,830

UBS AG	76,064	(28,973)	0	0	47,091

Total	$47,027,728	$(26,886,969)	$(690,000)	$(19,018,756)	$432,003	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citigroup Global Markets, Inc.	$1,139,965	$(541,767)	$(538,000)	$0	$60,198

Goldman Sachs International	75,968	(75,968)	0	0	0

JPMorgan Securities, LLC	33,625	(33,625)	0	0	0

Morgan Stanley & Co. International PLC	121,708	0	0	0	121,708

Total	$1,371,266	$(651,360)	$(538,000)	$0	$181,906	^

82	Sanford C. Bernstein Fund, Inc.

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$541,767	$(541,767)	$0	$0	$0

Credit Suisse International	1,187,260	0	0	(1,122,944)	64,316

Deutsche Bank AG	314,824	0	(250,000)	0	64,824

Goldman Sachs International	179,095	(75,968)	0	0	103,127

JPMorgan Securities, LLC	193,764	(33,625)	0	0	160,139

Total	$2,416,710	$(651,360)	$(250,000)	$(1,122,944)	$392,406	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The International, Tax-Managed International, Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2020, Intermediate Duration Portfolio earned drop income of $188,306, which is included in interest income in the accompanying statement of operations.

2020 Annual Report	83

Notes to Financial Statements (continued)

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

PORTFOLIO	2020	2019
International

Distributions paid from:

Ordinary income	$23,540,244	$43,037,255

Long-term capital gains	0	26,457,898

Total distributions paid	$23,540,244	$69,495,153

Tax-Managed International

Distributions paid from:

Ordinary income	$47,509,936	$51,208,202

Total distributions paid	$47,509,936	$51,208,202

Emerging Markets

Distributions paid from:

Ordinary income	$22,100,317	$16,035,424

Long-term capital gains	0	75,001,782

Total distributions paid	$22,100,317	$91,037,206

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$107,648	$156,661

Long-term capital gains	0	0

Total taxable distributions	107,648	156,661

Tax exempt distributions	2,245,176	2,351,692

Total distributions paid	$2,352,824	$2,508,353

California Municipal

Distributions paid from:

Ordinary income	$1,183,018	$744,579

Long-term capital gains	0	0

Total taxable distributions	1,183,018	744,579

Tax exempt distributions	25,653,328	27,139,800

Total distributions paid	$26,836,346	$27,884,379

Diversified Municipal

Distributions paid from:

Ordinary income	$5,117,332	$3,960,366

Long-term capital gains	0	0

Total taxable distributions	5,117,332	3,960,366

Tax exempt distributions	135,050,172	153,350,600

Total distributions paid	$140,167,504	$157,310,966

84	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2020	2019
New York Municipal

Distributions paid from:

Ordinary income	$1,513,510	$709,436

Long-term capital gains	0	0

Total taxable distributions	1,513,510	709,436

Tax exempt distributions	37,764,855	39,997,204

Total distributions paid	$39,278,365	$40,706,640

Intermediate Duration

Distributions paid from:

Ordinary income	$95,999,272	$106,879,355

Total distributions paid	$95,999,272	$106,879,355

Short Duration Plus

Distributions paid from:

Ordinary income	$3,827,152	$4,908,029

Total distributions paid	$3,827,152	$4,908,029

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
International	$0	$0	$(90,698,961)	$163,107,460	$72,408,499

Tax Managed International	16,767,152	0	(246,393,752)	363,449,223	133,822,623

Emerging Markets	22,898,592	0	(56,805,991)	88,301,004	54,393,605

Short Duration Diversified Municipal	42,208	0	(1,469,284)	2,758,834	1,331,758

California Municipal	0	0	(18,403,235)	60,264,415	41,861,180

Diversified Municipal	0	0	(48,678,056)	298,073,206	249,395,150

New York Municipal	0	0	(21,374,943)	55,196,012	33,821,069

Intermediate Duration	17,636,469	45,447,186	(3,974,647)	180,590,365	239,699,373

Short Duration Plus	32,452	0	(10,428,126)	1,631,606	(8,764,068)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	42,208

(b)

As of September 30, 2020 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020 Intermediate Duration Portfolio, Short Duration Plus Portfolio, and Diversified Municipal Portfolio utilized capital loss carryforwards of $3,197,056, $2,376,325, and $5,624,338 respectively, to offset current year net realized gains. As of September 30, 2020 International Portfolio, California Municipal, Diversified Municipal, and New York Municipal deferred $4,511,483, $566,565, $1,252,408, and $463,594 respectively, in late year losses. As of September 30, 2020 Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $3,974,647 and $113,309 respectively, in straddle losses.

2020 Annual Report	85

Notes to Financial Statements (continued)

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of partnership investments, the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
International	$45,795,188	$40,401,154

Tax Managed International	119,682,687	126,711,065

Emerging Markets	48,009,434	8,796,557

Short Duration Diversified Municipal	255,099	1,214,185

California Municipal	6,369,214	11,467,456

Diversified Municipal	34,406,093	13,019,555

New York Municipal	7,767,954	13,143,395

Intermediate Duration Portfolio	0	0

Short Duration Plus	3,066,216	7,248,601

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

86	Sanford C. Bernstein Fund, Inc.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Municipal Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, recent tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

2020 Annual Report	87

Notes to Financial Statements (continued)

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.
Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

88	Sanford C. Bernstein Fund, Inc.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political,

2020 Annual Report	89

Notes to Financial Statements (continued)

social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised

90	Sanford C. Bernstein Fund, Inc.

provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 13.2 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

International	600	200	200	200	0	200	300	0	1,700

Tax-Managed International	600	200	200	200	0	0	300	0	1,500

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

2020 Annual Report	91

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the years ended September 30, 2020 and September 30, 2019, were as follows:

	INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
International Class Shares

Shares sold	3,882,127	6,010,801	$60,004,837	$93,715,857

Shares issued to shareholders on reinvestment of dividends and distributions	837,847	3,362,767	14,050,680	49,735,330

Shares redeemed	(20,038,508)	(9,314,734)	(308,661,903)	(146,658,617)

Net increase (decrease)	(15,318,534)	58,834	$(234,606,386)	$(3,207,430)

Class A Shares

Shares sold	6,118	36,857	$96,954	$571,997

Shares issued to shareholders on reinvestment of dividends and distributions	3,108	10,008	51,812	146,912

Shares converted from Class B	0	160	0	2,572

Shares converted from Class C	5,868	6,944	95,339	110,137

Shares redeemed	(48,817)	(1,147,024)	(740,133)	(18,461,556)

Net decrease	(33,723)	(1,093,055)	$(496,028)	$(17,629,938)

Class B Shares (a)

Shares issued to shareholders on reinvestment of dividends and distributions	0	5	$0	$76

Shares converted to Class A	0	(156)	0	(2,572)

Shares redeemed	0	(8)	0	(124)

Net decrease	0	(159)	$0	$(2,620)

Class C Shares

Shares sold	301	13,115	$5,003	$184,275

Shares issued to shareholders on reinvestment of dividends and distributions	233	1,622	3,897	23,847

Shares converted to Class A	(5,878)	(6,959)	(95,339)	(110,137)

Shares redeemed	(9,603)	(6,415)	(134,113)	(100,818)

Net increase (decrease)	(14,947)	1,363	$(220,552)	$(2,833)

Class Z Shares

Shares sold	0	369,107	$0	$5,950,000

Shares issued to shareholders on reinvestment of dividends and distributions	389,839	1,155,874	6,424,548	16,806,400

Shares redeemed	(941,847)	(650,319)	(15,138,199)	(10,057,371)

Net increase (decrease)	(552,008)	874,662	$(8,713,651)	$12,699,029

(a)	Class B was redeemed on July 5, 2019.

92	Sanford C. Bernstein Fund, Inc.

	TAX-MANAGED INTERNATIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Tax-Managed International Class Shares

Shares sold	8,934,581	15,026,989	$140,724,012	$241,771,263

Shares issued to shareholders on reinvestment of dividends	1,807,071	2,265,632	31,515,324	34,777,446

Shares redeemed	(43,874,361)	(22,421,908)	(682,331,857)	(360,889,194)

Net decrease	(33,132,709)	(5,129,287)	$(510,092,521)	$(84,340,485)

Class A Shares

Shares sold	1,016	6,673	$16,978	$102,654

Shares issued to shareholders on reinvestment of dividends	958	1,922	16,460	29,056

Shares converted from Class B	172	74	2,963	1,171

Shares converted from Class C	6,115	0 (b)	79,748	1

Shares redeemed	(34,610)	(59,710)	(536,740)	(956,071)

Net decrease	(26,349)	(51,041)	$(420,591)	$(823,189)

Class B Shares

Shares issued to shareholders on reinvestment of dividends	0	1	$0	$19

Shares converted to Class A	(169)	(72)	(2,963)	(1,171)

Shares redeemed	0	0 (b)	0	(2)

Net decrease	(169)	(71)	$(2,963)	$(1,154)

Class C Shares (a)

Shares sold	0	253	$0	$4,000

Shares issued to shareholders on reinvestment of dividends	36	69	628	1,063

Shares converted to Class A	(6,049)	0 (b)	(79,748)	(1)

Shares redeemed	(1,514)	(3,042)	(23,244)	(49,206)

Net decrease	(7,527)	(2,720)	$(102,364)	$(44,144)

Class Z Shares

Shares sold	0	190,211	$0	$3,070,000

Shares issued to shareholders on reinvestment of dividends	424,638	501,727	7,286,791	7,581,088

Shares redeemed	(343,372)	(225,975)	(5,577,638)	(3,725,768)

Net increase	81,266	465,963	$1,709,153	$6,925,320

(a)	Class C was redeemed on June 18, 2020.

(b)	Amount is less than one share.

2020 Annual Report	93

Notes to Financial Statements (continued)

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Emerging Markets Class Shares

Shares sold	4,095,046	7,909,771	$104,194,109	$199,791,076

Shares issued to shareholders on reinvestment of dividends and distributions	551,423	2,436,516	15,208,232	58,062,180

Shares redeemed	(8,814,966)	(8,675,841)	(222,592,458)	(220,455,790)

Net increase (decrease)	(4,168,497)	1,670,446	$(103,190,117)	$37,397,466

Class Z Shares

Shares sold	0	230,652	$0	$6,050,000

Shares issued to shareholders on reinvestment of dividends and distributions	124,551	540,876	3,433,876	12,883,659

Shares redeemed	(225,702)	(246,937)	(6,214,209)	(6,417,398)

Net increase (decrease)	(101,151)	524,591	$(2,780,333)	$12,516,261

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Shares sold	10,296,582	7,102,044	$130,099,909	$89,369,870

Shares issued to shareholders on reinvestment of dividends and distributions	154,056	170,310	1,945,765	2,142,341

Shares redeemed	(9,114,304)	(7,188,778)	(114,810,808)	(90,373,727)

Net increase	1,336,334	83,576	$17,234,866	$1,138,484

94	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Municipal Class Shares
Shares sold	18,304,334	12,928,290	$262,591,109	$184,194,182

Shares issued to shareholders on reinvestment of dividends	1,319,973	1,474,302	18,912,474	20,950,998

Shares redeemed	(17,939,347)	(15,486,708)	(257,212,852)	(219,495,303)

Net increase (decrease)	1,684,960	(1,084,116)	$24,290,731	$(14,350,123)

Class A Shares
Shares sold	1,531,470	2,536,051	$21,731,549	$35,954,332

Shares issued to shareholders on reinvestment of dividends	67,572	62,872	967,916	893,424

Shares converted from Class C	196,520	51,863	2,841,205	742,550

Shares redeemed	(1,240,749)	(3,074,899)	(17,837,021)	(43,156,376)

Net increase (decrease)	554,813	(424,113)	$7,703,649	$(5,566,070)

Class C Shares
Shares sold	58,513	112,203	$830,225	$1,593,064

Shares issued to shareholders on reinvestment of dividends	4,847	6,860	69,332	97,377

Shares converted to Class A	(196,607)	(51,890)	(2,841,205)	(742,550)

Shares redeemed	(168,563)	(161,578)	(2,419,241)	(2,282,112)

Net decrease	(301,810)	(94,405)	$(4,360,889)	$(1,334,221)

Advisor Class Shares
Shares sold	2,177,882	2,054,790	$31,198,386	$29,227,283

Shares issued to shareholders on reinvestment of dividends	47,880	29,669	686,690	423,297

Shares redeemed	(751,491)	(974,629)	(10,766,859)	(13,726,991)

Net increase	1,474,271	1,109,830	$21,118,217	$15,923,589

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Municipal Class Shares
Shares sold	65,669,903	71,948,197	$953,324,442	$1,029,141,360

Shares issued to shareholders on reinvestment of dividends and distributions	5,921,505	7,042,616	85,677,553	100,873,642

Shares redeemed	(70,962,829)	(126,452,629)	(1,027,322,105)	(1,808,272,056)

Net increase (decrease)	628,579	(47,461,816)	$11,679,890	$(678,257,054)

2020 Annual Report	95

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class A Shares
Shares sold	8,506,533	5,739,478	$123,402,971	$82,412,218

Shares issued to shareholders on reinvestment of dividends and distributions	216,415	214,484	3,136,627	3,080,580

Shares converted from Class B	396	262	5,757	3,744

Shares converted from Class C	668,163	605,360	9,741,190	8,810,728

Shares redeemed	(6,973,908)	(6,555,115)	(100,315,358)	(93,719,101)

Net increase	2,417,599	4,469	$35,971,187	$588,169

Class B Shares
Shares sold	0	35	$0	$501

Shares issued to shareholders on reinvestment of dividends and distributions	0 (a)	6	5	84

Shares converted to Class A	(396)	(262)	(5,757)	(3,744)

Net decrease	(396)	(221)	$(5,752)	$(3,159)

Class C Shares
Shares sold	619,068	298,388	$8,996,206	$4,238,301

Shares issued to shareholders on reinvestment of dividends and distributions	26,548	35,943	383,891	515,643

Shares converted to Class A	(668,532)	(605,477)	(9,741,190)	(8,810,728)

Shares redeemed	(503,171)	(844,675)	(7,258,503)	(12,024,975)

Net decrease	(526,087)	(1,115,821)	$(7,619,596)	$(16,081,759)

Advisor Class Shares
Shares sold	17,082,408	12,216,646	$246,673,652	$175,161,720

Shares issued to shareholders on reinvestment of dividends and distributions	354,933	384,603	5,133,286	5,476,519

Shares redeemed	(10,848,498)	(47,732,927)	(156,298,402)	(671,607,354)

Net increase (decrease)	6,588,843	(35,131,678)	$95,508,536	$(490,969,115)

Class Z Shares
Shares sold	6,546,888	33,710,436	$95,145,948	$476,750,680

Shares issued to shareholders on reinvestment of dividends and distributions	877,402	1,273,094	12,695,423	18,301,351

Shares redeemed	(30,613,937)	(10,685,708)	(443,644,578)	(153,144,887)

Net increase (decrease)	(23,189,647)	24,297,822	$(335,803,207)	$341,907,144

(a)	Amount is less than one share.

96	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Municipal Class Shares
Shares sold	16,023,100	16,043,510	$225,273,454	$223,685,478

Shares issued to shareholders on reinvestment of dividends	1,967,243	2,129,452	27,519,363	29,694,533

Shares redeemed	(19,922,598)	(22,437,933)	(278,806,797)	(312,291,972)

Net decrease	(1,932,255)	(4,264,971)	$(26,013,980)	$(58,911,961)

Class A Shares
Shares sold	1,767,847	1,683,483	$25,013,436	$23,261,061

Shares issued to shareholders on reinvestment of dividends	107,527	113,597	1,503,374	1,583,798

Shares converted from Class C	387,315	159,137	5,461,252	2,246,607

Shares redeemed	(2,309,293)	(2,367,967)	(32,190,853)	(32,862,898)

Net decrease	(46,604)	(411,750)	$(212,791)	$(5,771,432)

Class C Shares
Shares sold	111,298	121,008	$1,575,487	$1,689,386

Shares issued to shareholders on reinvestment of dividends	16,401	21,831	229,424	304,006

Shares converted to Class A	(387,150)	(159,124)	(5,461,252)	(2,246,607)

Shares redeemed	(243,682)	(532,918)	(3,412,751)	(7,365,151)

Net decrease	(503,133)	(549,203)	$(7,069,092)	$(7,618,366)

Advisor Class Shares
Shares sold	2,556,570	2,812,340	$35,996,559	$39,119,963

Shares issued to shareholders on reinvestment of dividends	65,496	47,090	914,792	657,918

Shares redeemed	(2,056,078)	(1,529,801)	(28,394,625)	(21,140,819)

Net increase	565,988	1,329,629	$8,516,726	$18,637,062

2020 Annual Report	97

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Intermediate Duration Class Shares
Shares sold	45,936,902	29,044,636	$630,770,763	$379,402,425

Shares issued to shareholders on reinvestment of dividends and distributions	5,362,105	6,243,192	73,165,522	81,451,447

Shares redeemed	(39,842,447)	(40,968,709)	(542,623,931)	(532,057,461)

Net increase (decrease)	11,456,560	(5,680,881)	$161,312,354	$(71,203,589)

Class A Shares (a)
Shares sold	51,389	750	$711,682	$10,022

Shares issued to shareholders on reinvestment of dividends and distributions	131	0	1,811	0

Shares redeemed	(2,905)	0	(40,307)	0

Net increase	48,615	750	$673,186	$10,022

Advisor Class Shares (a)
Shares sold	0	750	$0	$10,021

Net increase	0	750	$0	$10,021

Class Z Shares (a)
Shares sold	0	750	$0	$10,021

Net increase	0	750	$0	$10,021

(a)	Commenced distribution on July 23, 2019.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Short Duration Plus Class Shares

Shares sold	7,860,805	8,624,294	$92,402,116	$100,019,774

Shares issued to shareholders on reinvestment of dividends	255,694	322,262	3,005,897	3,753,167

Shares redeemed	(8,538,329)	(5,772,283)	(100,401,349)	(66,998,281)

Net increase (decrease)	(421,830)	3,174,273	$(4,993,336)	$36,774,660

98	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class A Shares

Shares sold	864,056	1,300,182	$10,214,178	$15,174,427

Shares issued to shareholders on reinvestment of dividends	13,543	29,231	159,270	340,712

Shares converted from Class B	632	352	7,412	4,084

Shares converted from Class C	55,302	43,405	652,856	507,082

Shares redeemed	(1,159,807)	(1,816,405)	(13,642,768)	(21,155,858)

Net decrease	(226,274)	(443,235)	$(2,609,052)	$(5,129,553)

Class B Shares

Shares sold	90	68	$1,050	$785

Shares issued to shareholders on reinvestment of dividends	0 (a)	8	4	103

Shares converted to Class A	(633)	(353)	(7,412)	(4,084)

Shares redeemed	0	(196)	0	(2,296)

Net decrease	(543)	(473)	$(6,358)	$(5,492)

Class C Shares

Shares sold	215,651	115,870	$2,539,018	$1,342,132

Shares issued to shareholders on reinvestment of dividends	1,182	2,695	13,870	31,310

Shares converted to Class A	(55,436)	(43,497)	(652,856)	(507,082)

Shares redeemed	(105,045)	(136,941)	(1,236,126)	(1,584,769)

Net increase (decrease)	56,352	(61,873)	$663,906	$(718,409)

(a)	Amount is less than one share.

At September 30, 2020, certain AllianceBernstein mutual funds owned 27%, 16%, and 14% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio respectively, in aggregate of the Portfolios’ shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.	Subsequent Events

On July 23, 2020, the Boards of Directors of the Fund and Bernstein Fund, Inc. (“Bernstein Fund”) reviewed and unanimously approved the reorganization of the International Portfolio and Tax-Managed International Portfolio, each a

2020 Annual Report	99

Notes to Financial Statements (continued)

series of the Fund, into the International Strategic Equities Portfolio, a series of Bernstein Fund (together, the “Reorganizations,” and each, a “Reorganization”). Pursuant to each proposed Reorganization, the International Portfolio and Tax Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”) will transfer all of their assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”). Each of the Acquired Portfolios and the Acquiring Portfolio have substantially identical investment objectives and substantially similar investment strategies and risks. Shareholders of each Acquired Portfolio approved the Reorganizations on October 22, 2020. It is expected that the Reorganizations will be completed on or about December 4, 2020.

Effective November 13, 2020, the Adviser intends to voluntarily waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

100	Sanford C. Bernstein Fund, Inc.

2020 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2020. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	97.91%

Intermediate Duration	77.02%

For the taxable year ended September 30, 2020, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
International	$26,454,107

Tax-Managed International	53,188,474

Emerging Markets	25,117,718

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2020, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
International	$2,913,863	$26,542,262

Tax-Managed International	5,678,538	62,228,827

Emerging Markets	3,597,027	35,012,109

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2020. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION% (CORPORATE SHAREHOLDERS)
International	2.32%

Tax-Managed International	1.53%

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

2020 Annual Report	101

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*,^

Chair

Beata D. Kirr

President

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Kent W. Hargis(1)

Vice President

Laurent Saltiel(1)

Vice President

Henry S. D’Auria(1)

Vice President

R.B. (Guy) Davidson III(1)**

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Avi Lavi(1)

Vice President

Shawn E. Keegan(1)

Vice President

Michael Canter(1)

Vice President

Douglas J. Peebles(1)**

Vice President

Janaki Rao(1)

Vice President

Dimitri Silva(1)

Vice President

Mark Phelps(1)

Vice President

Daniel C. Roarty(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas New York, New York 10105

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

** Messrs. Davidson and Peebles are expected to retire from the Adviser on December 30, 2020.

(1) The day-to-day management of, and investment decisions for, the International Portfolio and Tax-Managed International Portfolio are made by the International Team; Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter, Keegan, Rao and Silva are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

102	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed
DISINTERESTED DIRECTORS
Debra Perry,#,^ Chair of the Board 69 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,# 69 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

2020 Annual Report	103

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 67 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 58 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

Donald K. Peterson,# 71 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

** Ms. Kirr is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

104	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 46	President	See biography above.

Michael Canter, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Henry S. D’Auria, 58	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

R.B. (Guy) Davidson III**, 59	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Kent W. Hargis, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Terrance T. Hults, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Shawn E. Keegan, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Avi Lavi, 54	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Mathew J. Norton, 37	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Douglas J. Peebles**, 55	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Mark Phelps, 60	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Janaki Rao, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Daniel C. Roarty, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

2020 Annual Report	105

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Laurent Saltiel, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Dimitri Silva, 38	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2015.

Nelson Yu, 49	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser†, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS†, with which she has been associated since prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser†, since prior to 2015.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

** Messrs. Davidson and Peebles are expected to retire from the Adviser on December 30, 2020.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

106	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2020 Annual Report	107

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

108	Sanford C. Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working

2020 Annual Report	109

Board Consideration of Investment Management Arrangement (continued)

from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer

110	Sanford C. Bernstein Fund, Inc.

agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

2020 Annual Report	111

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

112	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0920

Sanford C. Bernstein Fund, Inc.

September 30, 2020

Schedule of Investments

To the Annual Report

For the International Equity Portfolios

International

Tax-Managed International

Emerging Markets

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and International Class Shareholders of International Portfolio, Tax-Managed International Class Shareholders of Tax-Managed International Portfolio, and Emerging Markets Class Shareholders of Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the International Equity Portfolios of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2020, the statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2020 Annual Report for the International Equity Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

International Portfolio

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS–95.8%

Information Technology–16.3%
Electronic Equipment, Instruments & Components–2.6%
Flex Ltd.(a)	342,030	$3,810,214
Halma PLC	227,960	6,887,093
Keyence Corp.	23,700	11,079,254
Murata Manufacturing Co., Ltd.	73,900	4,805,507
Zhen Ding Technology Holding Ltd.	858,000	3,766,072

		30,348,140

IT Services–2.7%
Adyen NV(a)(b)	3,570	6,584,804
Amadeus IT Group SA–Class A	33,650	1,868,786
Atos SE(a)	89,070	7,157,316
Capgemini SE	59,969	7,693,744
GMO Payment Gateway, Inc.	28,700	3,074,418
Otsuka Corp.	53,300	2,723,702
Pagseguro Digital Ltd.(a)	59,890	2,258,452

		31,361,222

Semiconductors & Semiconductor Equipment–4.9%
ASML Holding NV	25,737	9,506,549
Infineon Technologies AG	213,420	6,015,409
NXP Semiconductors NV	83,390	10,407,906
SCREEN Holdings Co., Ltd.	133,700	7,137,294
SK Hynix, Inc.	105,240	7,543,888
STMicroelectronics NV	196,420	6,024,201
Taiwan Semiconductor Manufacturing Co., Ltd.	736,000	11,072,433

		57,707,680

Software–4.7%
Avast PLC(b)	1,346,260	9,139,889
Check Point Software Technologies Ltd.(a)	35,950	4,326,223
Constellation Software, Inc./Canada	5,950	6,611,692
Dassault Systemes SE	31,450	5,868,006
Nice Ltd.(a)	22,733	5,154,126
Open Text Corp.	125,910	5,321,779
Oracle Corp. Japan	57,400	6,197,868
SAP SE	56,782	8,841,985
TeamViewer AG(a)(b)	49,865	2,459,333
Temenos AG	10,068	1,353,184

		55,274,085

Technology Hardware, Storage & Peripherals–1.4%
Logitech International SA	25,920	2,007,818
Samsung Electronics Co., Ltd.	280,390	13,919,717

		15,927,535

		190,618,662

Company	Shares	U.S. $ Value

Industrials–14.1%
Aerospace & Defense–0.7%
BAE Systems PLC	308,080	$1,913,333
Saab AB–Class B(a)	208,210	6,121,905

		8,035,238

Air Freight & Logistics–1.2%
Kuehne & Nagel International AG	13,690	2,658,233
SG Holdings Co., Ltd.	218,500	11,369,355

		14,027,588

Airlines–0.2%
Wizz Air Holdings PLC(a)(b)	49,845	1,998,019

Building Products–0.6%
Kingspan Group PLC(a)	83,990	7,643,614

Commercial Services & Supplies–0.8%
Secom Co., Ltd.	33,900	3,102,374
TOMRA Systems ASA(a)	139,354	6,036,836

		9,139,210

Construction & Engineering–0.3%
WSP Global, Inc.	46,390	3,046,331

Electrical Equipment–2.6%
Fuji Electric Co., Ltd.	258,200	8,185,107
Nidec Corp.	61,600	5,776,717
Schneider Electric SE	71,230	8,853,809
Vestas Wind Systems A/S	48,110	7,774,887

		30,590,520

Machinery–2.5%
Alstom SA(a)	211,874	10,583,735
KION Group AG	56,714	4,842,760
SMC Corp./Japan	10,400	5,801,498
Weichai Power Co., Ltd.–Class H	2,373,000	4,801,653
Xylem, Inc./NY	35,440	2,981,213

		29,010,859

Professional Services–3.5%
Experian PLC	92,375	3,470,931
Intertek Group PLC	21,710	1,771,460
Intertrust NV	104,180	1,773,375
Meitec Corp.	52,900	2,697,881
Recruit Holdings Co., Ltd.	248,000	9,849,406
RELX PLC (London)	315,550	7,023,525
UT Group Co., Ltd.(a)	210,200	7,177,913
Wolters Kluwer NV	77,696	6,627,658

		40,392,149

Trading Companies & Distributors–1.7%
AerCap Holdings NV(a)	361,767	9,112,911
Ashtead Group PLC	303,987	10,946,992

		20,059,903

		163,943,431

Schedule of Investments—International Portfolio	1

Company	Shares	U.S. $ Value

Financials–13.3%
Banks–5.6%
Bank Hapoalim BM	725,620	$3,876,956
Bank Leumi Le-Israel BM	1,306,630	5,752,260
Bank of Ireland Group PLC(a)	2,666,288	4,943,190
DBS Group Holdings Ltd.	216,600	3,184,310
Erste Group Bank AG(a)	417,140	8,735,077
Hang Seng Bank Ltd.	85,100	1,260,738
HDFC Bank Ltd.(a)	274,070	4,021,057
KBC Group NV	188,390	9,447,014
Mediobanca Banca di Credito Finanziario SpA	704,670	5,521,735
Oversea-Chinese Banking Corp., Ltd.	347,321	2,159,897
Royal Bank of Canada	42,740	3,000,836
Svenska Handelsbanken AB–Class A(a)	523,270	4,378,078
Westpac Banking Corp.	699,480	8,505,185

		64,786,333

Capital Markets–3.3%
Credit Suisse Group AG	667,093	6,659,387
Euronext NV(b)	13,600	1,703,619
London Stock Exchange Group PLC	69,550	7,978,555
Partners Group Holding AG	18,653	17,157,105
Singapore Exchange Ltd.	490,700	3,309,606
St. James’s Place PLC	189,407	2,278,640

		39,086,912

Consumer Finance–0.0%
Isracard Ltd.	1	2

Diversified Financial Services–0.4%
ORIX Corp.	348,000	4,346,611

Insurance–4.0%
Admiral Group PLC	136,820	4,614,288
AIA Group Ltd.	793,000	7,882,494
Allianz SE	48,580	9,323,943
NN Group NV	202,830	7,602,821
Prudential PLC	169,172	2,427,332
Sampo Oyj–Class A	90,980	3,603,068
Suncorp Group Ltd.	1,209,030	7,380,545
Swiss Re AG	18,330	1,359,699
Zurich Insurance Group AG	7,020	2,447,979

		46,642,169

		154,862,027

Consumer Staples–11.6%
Beverages–1.1%
Budweiser Brewing Co. APAC Ltd.(b)	605,700	1,771,575
Coca-Cola European Partners PLC	225,220	8,740,788
Treasury Wine Estates Ltd.	369,452	2,373,823

		12,886,186

Food & Staples Retailing–1.5%
Koninklijke Ahold Delhaize NV	355,340	10,503,106
Company	Shares	U.S. $ Value

Tesco PLC	2,482,560	$6,810,418

		17,313,524

Food Products–5.4%
Calbee, Inc.	127,400	4,196,295
Danone SA	55,320	3,583,352
Kerry Group PLC–Class A	62,442	7,997,917
Morinaga & Co., Ltd./Japan	124,500	4,912,620
Nestle SA	125,636	14,952,188
Nichirei Corp.	188,600	4,987,632
Salmar ASA(a)	235,440	13,343,188
WH Group Ltd.(b)	11,130,000	9,078,816

		63,052,008

Household Products–1.0%
Essity AB–Class B(a)	138,610	4,679,646
Reckitt Benckiser Group PLC	28,690	2,797,425
Unicharm Corp.	104,500	4,673,583

		12,150,654

Personal Products–0.8%
Kose Corp.	20,300	2,485,482
Unilever PLC	104,970	6,471,731

		8,957,213

Tobacco–1.8%
British American Tobacco PLC	348,087	12,486,324
Philip Morris International, Inc.	45,610	3,420,294
Swedish Match AB	63,517	5,193,573

		21,100,191

		135,459,776

Health Care–11.4%
Biotechnology–0.7%
Abcam PLC	195,120	3,081,701
Genmab A/S(a)	15,346	5,569,148

		8,650,849

Health Care Equipment & Supplies–1.8%
Alcon, Inc.(a)	44,560	2,526,360
ConvaTec Group PLC(b)	2,215,125	5,102,982
Koninklijke Philips NV(a)	177,927	8,401,554
STERIS PLC	26,450	4,660,225

		20,691,121

Health Care Providers & Services–0.7%
Apollo Hospitals Enterprise Ltd.	219,010	6,388,306
Galenica AG(b)	17,710	1,231,496
NMC Health PLC(a)(c)(d)	153,099	0

		7,619,802

Life Sciences Tools & Services–2.6%
Eurofins Scientific SE(a)	4,681	3,708,131
Gerresheimer AG	69,328	7,758,519
ICON PLC(a)	26,677	5,097,708
Lonza Group AG	7,742	4,777,860

2	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Company	Shares	U.S. $ Value

Tecan Group AG	17,940	$8,921,835

		30,264,053

Pharmaceuticals–5.6%
Astellas Pharma, Inc.	199,600	2,975,356
GlaxoSmithKline PLC	776,590	14,559,110
Novo Nordisk A/S–Class B	71,410	4,947,612
Roche Holding AG	93,773	32,121,056
Sanofi	96,560	9,676,453
Santen Pharmaceutical Co., Ltd.	56,900	1,163,370

		65,442,957

		132,668,782

Consumer Discretionary–10.2%
Auto Components–1.6%
Aptiv PLC	42,690	3,913,819
Faurecia SE(a)	200,552	8,644,672
NGK Spark Plug Co., Ltd.	351,100	6,130,305

		18,688,796

Automobiles–2.0%
Peugeot SA(a)	561,748	10,186,988
Subaru Corp.	262,900	5,103,638
Suzuki Motor Corp.	171,800	7,359,538

		22,650,164

Hotels, Restaurants & Leisure–2.1%
Aristocrat Leisure Ltd.	220,460	4,807,910
Compass Group PLC	286,071	4,297,291
Galaxy Entertainment Group Ltd.	658,000	4,448,538
GVC Holdings PLC(a)	667,440	8,359,170
Yum China Holdings, Inc.	48,532	2,569,769

		24,482,678

Internet & Direct Marketing Retail–1.1%
Alibaba Group Holding Ltd.(a)	174,000	6,387,732
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	15,317	4,502,892
Moneysupermarket.com Group PLC	585,650	2,018,745

		12,909,369

Leisure Products–0.4%
Bandai Namco Holdings, Inc.	64,100	4,696,608

Multiline Retail–1.0%
B&M European Value Retail SA	640,582	4,083,833
Next PLC	105,180	8,063,842

		12,147,675

Specialty Retail–0.3%
Hikari Tsushin, Inc.	9,100	2,171,157
Nitori Holdings Co., Ltd.	6,100	1,265,456

		3,436,613

Textiles, Apparel & Luxury Goods–1.7%
adidas AG(a)	4,330	1,398,339
LVMH Moet Hennessy Louis Vuitton SE	4,961	2,321,254
Company	Shares	U.S. $ Value

Pandora A/S	86,670	$6,252,179
Puma SE(a)	49,410	4,441,715
Shenzhou International Group Holdings Ltd.	293,000	4,989,461

		19,402,948

		118,414,851

Communication Services–5.9%
Diversified Telecommunication Services–2.7%
Cellnex Telecom SA(b)	151,557	9,199,905
HKT Trust & HKT Ltd.–Class SS	2,185,000	2,900,166
Nippon Telegraph & Telephone Corp.	472,800	9,653,003
Orange SA	772,900	8,050,181
TELUS Corp.	96,530	1,698,545

		31,501,800

Entertainment–1.0%
Konami Holdings Corp.	22,100	956,012
Nintendo Co., Ltd.	16,300	9,237,065
Ubisoft Entertainment SA(a)	16,788	1,513,069

		11,706,146

Interactive Media & Services–1.9%
Auto Trader Group PLC	637,240	4,626,618
Dip Corp.	175,300	3,611,211
Kakaku.com, Inc.	107,400	2,831,481
Tencent Holdings Ltd.	153,800	10,388,171

		21,457,481

Media–0.3%
Cogeco Communications, Inc.	36,097	2,960,033
Informa PLC(a)	192,790	934,389

		3,894,422

		68,559,849

Materials–5.3%
Chemicals–3.2%
Air Water, Inc.	306,100	4,139,912
Akzo Nobel NV	6,291	635,834
Chr Hansen Holding A/S	71,943	7,986,103
Evonik Industries AG	225,810	5,841,463
Koninklijke DSM NV	35,412	5,829,930
Sika AG	19,005	4,666,709
Tosoh Corp.	535,200	8,689,507

		37,789,458

Containers & Packaging–0.6%
Huhtamaki Oyj	129,935	6,403,576

Metals & Mining–1.5%
Agnico Eagle Mines Ltd.	73,240	5,835,329
BlueScope Steel Ltd.	801,908	7,388,625
Northern Star Resources Ltd.	473,350	4,690,444

		17,914,398

		62,107,432

Schedule of Investments—International Portfolio	3

Company	Shares	U.S. $ Value

Utilities–3.3%
Electric Utilities–3.0%
EDP–Energias de Portugal SA	3,285,243	$16,153,312
Enel SpA	1,643,250	14,256,684
Orsted A/S(b)	34,340	4,734,128

		35,144,124

Gas Utilities–0.3%
Tokyo Gas Co., Ltd.	132,500	3,023,714

		38,167,838

Energy–2.3%
Oil, Gas & Consumable Fuels–2.3%
ENEOS Holdings, Inc.	1,993,300	7,111,830
Neste Oyj	130,650	6,879,988
Repsol SA	661,640	4,469,782
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	497,430	6,272,178
Royal Dutch Shell PLC–Class B	180,670	2,190,993

		26,924,771

Real Estate–2.1%
Equity Real Estate Investment Trusts (REITs)–1.4%
Merlin Properties Socimi SA	251,940	2,101,450
Nippon Building Fund, Inc.	568	3,214,869
Company	Shares	U.S. $ Value

Nippon Prologis REIT, Inc.	1,008	$3,399,244
Vicinity Centres	7,131,216	7,121,261

		15,836,824

Real Estate Management & Development–0.7%
Aroundtown SA(a)	1,134,960	5,697,329
Vonovia SE	40,290	2,761,997

		8,459,326

		24,296,150

Total Common Stocks (cost $947,383,815)		1,116,023,569

SHORT-TERM INVESTMENTS–3.4%
Investment Companies–3.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(e)(f)(g) (cost $40,379,019)	40,379,019	40,379,019

Total Investments—99.2% (cost $987,762,834)		1,156,402,588

Other assets less liabilities—0.8%		8,823,271

Net Assets—100.0%		$1,165,225,859

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	274	December 2020	$25,388,840	$(456,742)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	19,735,515	USD	16,633	11/10/2020	$(292,981)
Bank of America, NA	CAD	33,339	USD	25,378	12/11/2020	333,684
Bank of America, NA	CHF	3,247	USD	3,589	12/11/2020	56,585
Bank of America, NA	GBP	9,415	USD	12,167	12/11/2020	13,164
Bank of America, NA	GBP	3,760	USD	4,789	12/11/2020	(64,542)
Bank of America, NA	USD	33,298	AUD	45,558	12/11/2020	(660,929)
Bank of America, NA	USD	5,789	ILS	19,770	12/11/2020	(11,823)
Bank of America, NA	USD	26,346	SEK	230,228	12/11/2020	(618,071)
Barclays Bank PLC	USD	3,010	TWD	86,348	11/18/2020	(9,031)
Barclays Bank PLC	USD	8,947	AUD	12,206	12/11/2020	(202,600)
Barclays Bank PLC	USD	15,092	EUR	12,692	12/11/2020	(188,826)
Barclays Bank PLC	USD	5,357	JPY	564,579	12/11/2020	906
BNP Paribas SA	JPY	307,627	USD	2,945	12/11/2020	25,718
Citibank, NA	INR	393,928	USD	5,116	10/15/2020	(235,363)
Citibank, NA	CNY	119,389	USD	17,334	12/11/2020	(196,084)
Citibank, NA	EUR	9,198	USD	10,898	12/11/2020	97,228

4	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	EUR	12,144	USD	14,218	12/11/2020	$(42,128)
Citibank, NA	JPY	373,661	USD	3,546	12/11/2020	349
Citibank, NA	USD	3,592	CHF	3,247	12/11/2020	(59,543)
Citibank, NA	USD	5,807	EUR	4,937	12/11/2020	(9,891)
Credit Suisse International	NOK	89,333	USD	9,905	12/11/2020	326,089
Credit Suisse International	SEK	101,676	USD	11,386	12/11/2020	23,452
Credit Suisse International	USD	6,406	CNY	43,521	12/11/2020	(16,277)
Credit Suisse International	USD	5,979	PLN	22,371	12/11/2020	(190,877)
Goldman Sachs Bank USA	PLN	22,371	USD	5,810	12/11/2020	21,740
Goldman Sachs Bank USA	USD	81,860	JPY	8,672,058	12/11/2020	440,351
Goldman Sachs Bank USA	USD	19,376	JPY	2,033,872	12/11/2020	(73,992)
HSBC Bank USA	INR	114,488	USD	1,523	10/15/2020	(32,665)
HSBC Bank USA	USD	2,048	TWD	58,662	11/18/2020	(10,014)
HSBC Bank USA	HKD	22,087	USD	2,849	12/11/2020	(182)
HSBC Bank USA	ILS	65,387	USD	19,193	12/11/2020	86,392
HSBC Bank USA	JPY	443,153	USD	4,198	12/11/2020	(7,980)
HSBC Bank USA	USD	3,959	SGD	5,400	12/11/2020	(3,241)
JPMorgan Chase Bank, NA	TWD	38,717	USD	1,342	11/18/2020	(2,922)
Morgan Stanley Capital Services, Inc.	KRW	3,423,257	USD	2,883	11/10/2020	(52,642)
Morgan Stanley Capital Services, Inc.	USD	1,488	TWD	43,989	11/18/2020	40,220
Morgan Stanley Capital Services, Inc.	HKD	14,084	USD	1,817	12/11/2020	(266)
Morgan Stanley Capital Services, Inc.	NOK	17,400	USD	1,930	12/11/2020	64,592
Morgan Stanley Capital Services, Inc.	USD	8,520	EUR	7,209	12/11/2020	(55,168)
Morgan Stanley Capital Services, Inc.	USD	2,614	NZD	3,905	12/11/2020	(30,538)
Natwest Markets PLC	AUD	12,679	USD	9,012	12/11/2020	(71,149)
Natwest Markets PLC	EUR	3,496	USD	4,123	12/11/2020	17,653
Natwest Markets PLC	JPY	542,029	USD	5,183	12/11/2020	38,927
Standard Chartered Bank	USD	2,375	TWD	69,295	11/18/2020	33,145
State Street Bank & Trust Co.	USD	2,172	JPY	230,246	12/11/2020	12,976
State Street Bank & Trust Co.	USD	1,915	SEK	16,769	12/11/2020	(40,638)
UBS AG	TWD	620,661	USD	21,320	11/18/2020	(247,190)
UBS AG	HKD	166,921	USD	21,525	12/11/2020	(7,729)
UBS AG	USD	12,230	GBP	9,415	12/11/2020	(76,351)

						$(1,878,462)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $53,004,566 or 4.5% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	Affiliated investments.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

Schedule of Investments—International Portfolio	5

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Managed International Portfolio

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS–95.6%

Information Technology–16.3%
Electronic Equipment, Instruments & Components–2.6%
Flex Ltd.(a)	790,150	$8,802,271
Halma PLC	525,790	15,885,088
Keyence Corp.	57,000	26,646,307
Murata Manufacturing Co., Ltd.	179,300	11,659,369
Zhen Ding Technology Holding Ltd.	2,061,000	9,046,473

		72,039,508

IT Services–2.7%
Adyen NV(a)(b)	8,190	15,106,315
Amadeus IT Group SA–Class A	81,460	4,523,961
Atos SE(a)	216,830	17,423,609
Capgemini SE	146,141	18,749,211
GMO Payment Gateway, Inc.	66,100	7,080,803
Otsuka Corp.	130,400	6,663,617
Pagseguro Digital Ltd.(a)	138,260	5,213,785

		74,761,301

Semiconductors & Semiconductor Equipment–4.9%
ASML Holding NV	60,945	22,511,429
Infineon Technologies AG	492,250	13,874,450
NXP Semiconductors NV	194,967	24,333,831
SCREEN Holdings Co., Ltd.	304,500	16,255,094
SK Hynix, Inc.	258,770	18,549,334
STMicroelectronics NV	453,030	13,894,428
Taiwan Semiconductor Manufacturing Co., Ltd.	1,788,000	26,898,791

		136,317,357

Software–4.8%
Avast PLC(b)	3,225,120	21,895,650
Check Point Software Technologies Ltd.(a)	86,530	10,413,020
Constellation Software, Inc./Canada	14,342	15,936,956
Dassault Systemes SE	73,920	13,792,146
Nice Ltd.(a)	54,849	12,435,609
Open Text Corp.	298,837	12,630,803
Oracle Corp. Japan	141,000	15,224,728
SAP SE	136,255	21,217,369
TeamViewer AG(a)(b)	122,598	6,046,513
Temenos AG	24,528	3,296,672

		132,889,466

Technology Hardware, Storage & Peripherals–1.3%
Logitech International SA	63,260	4,900,253
Samsung Electronics Co., Ltd.	663,820	32,954,764

		37,855,017

		453,862,649

Company	Shares	U.S. $ Value

Industrials–14.1%
Aerospace & Defense–0.7%
BAE Systems PLC	750,060	$4,658,253
Saab AB–Class B(a)	509,410	14,977,953

		19,636,206

Air Freight & Logistics–1.2%
Kuehne & Nagel International AG	33,370	6,479,563
SG Holdings Co., Ltd.	523,500	27,239,623

		33,719,186

Airlines–0.2%
Wizz Air Holdings PLC(a)(b)	121,762	4,880,785

Building Products–0.6%
Kingspan Group PLC(a)	193,680	17,626,089

Commercial Services & Supplies–0.8%
Secom Co., Ltd.	83,000	7,595,782
TOMRA Systems ASA(a)	320,984	13,905,074

		21,500,856

Construction & Engineering–0.2%
WSP Global, Inc.	107,000	7,026,458

Electrical Equipment–2.6%
Fuji Electric Co., Ltd.	614,600	19,483,217
Nidec Corp.	152,000	14,254,237
Schneider Electric SE	165,900	20,621,185
Vestas Wind Systems A/S	110,960	17,931,853

		72,290,492

Machinery–2.5%
Alstom SA(a)	510,239	25,487,952
KION Group AG	140,836	12,025,866
SMC Corp./Japan	23,900	13,332,290
Weichai Power Co., Ltd.–Class H	5,611,000	11,353,592
Xylem, Inc./NY	81,740	6,875,969

		69,075,669

Professional Services–3.5%
Experian PLC	225,324	8,466,404
Intertek Group PLC	52,850	4,312,376
Intertrust NV	255,310	4,345,944
Meitec Corp.	129,200	6,589,152
Recruit Holdings Co., Ltd.	581,700	23,102,418
RELX PLC (London)	770,850	17,157,611
UT Group Co., Ltd.(a)	504,600	17,231,090
Wolters Kluwer NV	193,310	16,489,813

		97,694,808

Trading Companies & Distributors–1.8%
AerCap Holdings NV(a)	869,033	21,890,941
Ashtead Group PLC	751,647	27,067,847

		48,958,788

		392,409,337

6	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Company	Shares		U.S. $ Value

Financials–13.3%
Banks–5.6%
Bank Hapoalim BM	1,728,280		$9,234,125
Bank Leumi Le-Israel BM	3,138,670		13,817,566
Bank of Ireland Group PLC(a)	6,341,672		11,757,204
DBS Group Holdings Ltd.	528,900		7,775,539
Erste Group Bank AG(a)	1,006,658		21,079,817
Hang Seng Bank Ltd.	207,200		3,069,623
HDFC Bank Ltd.(a)	637,668		9,355,636
KBC Group NV	449,030		22,517,080
Mediobanca Banca di Credito Finanziario SpA	1,677,580		13,145,377
Oversea-Chinese Banking Corp., Ltd.	848,589		5,277,150
Royal Bank of Canada	104,670		7,349,028
Svenska Handelsbanken AB–Class A(a)	1,228,830		10,281,333
Westpac Banking Corp.	1,674,700		20,363,174

			155,022,652

Capital Markets–3.3%
Credit Suisse Group AG	1,636,964		16,341,315
Euronext NV(b)	33,020		4,136,286
London Stock Exchange Group PLC	160,030		18,358,133
Partners Group Holding AG	44,453		40,888,050
Singapore Exchange Ltd.	1,197,600		8,077,409
St. James’s Place PLC	478,253		5,753,570

			93,554,763

Consumer Finance–0.0%
Isracard Ltd.	0	*	1

Diversified Financial Services–0.4%
ORIX Corp.	832,500		10,398,141

Insurance–4.0%
Admiral Group PLC	338,690		11,422,404
AIA Group Ltd.	1,867,600		18,564,119
Allianz SE	115,270		22,123,731
NN Group NV	474,540		17,787,520
Prudential PLC	388,226		5,570,387
Sampo Oyj–Class A	221,310		8,764,508
Suncorp Group Ltd.	2,869,330		17,515,875
Swiss Re AG	44,720		3,317,280
Zurich Insurance Group AG	17,690		6,168,768

			111,234,592

			370,210,149

Consumer Staples–11.6%
Beverages–1.1%
Budweiser Brewing Co. APAC Ltd.(b)	1,499,200		4,384,918
Coca-Cola European Partners PLC	533,560		20,707,463
Treasury Wine Estates Ltd.	908,632		5,838,193

			30,930,574

Food & Staples Retailing–1.5%
Koninklijke Ahold Delhaize NV	854,290		25,251,024
Company	Shares		U.S. $ Value

Tesco PLC	5,893,100		$16,166,567

			41,417,591

Food Products–5.4%
Calbee, Inc.	311,200		10,250,290
Danone SA	126,510		8,194,683
Kerry Group PLC–Class A	149,451		19,142,510
Morinaga & Co., Ltd./Japan	297,700		11,746,884
Nestle SA	300,259		35,734,415
Nichirei Corp.	446,700		11,813,231
Salmar ASA(a)	566,060		32,080,551
WH Group Ltd.(b)	25,653,500		20,925,733

			149,888,297

Household Products–1.0%
Essity AB–Class B	312,630		10,554,778
Reckitt Benckiser Group PLC	69,178		6,745,217
Unicharm Corp.	240,500		10,755,948

			28,055,943

Personal Products–0.8%
Kose Corp.	49,400		6,048,414
Unilever PLC	244,130		15,051,383

			21,099,797

Tobacco–1.8%
British American Tobacco PLC	839,361		30,108,949
Philip Morris International, Inc.	111,390		8,353,136
Swedish Match AB	154,555		12,637,447

			51,099,532

			322,491,734

Health Care–11.3%
Biotechnology–0.7%
Abcam PLC	450,040		7,107,876
Genmab A/S(a)	38,087		13,821,982

			20,929,858

Health Care Equipment & Supplies–1.7%
Alcon, Inc.(a)	102,800		5,828,317
ConvaTec Group PLC(b)	5,334,191		12,288,371
Koninklijke Philips NV(a)	410,398		19,378,628
STERIS PLC	61,000		10,747,590

			48,242,906

Health Care Providers & Services–0.6%
Apollo Hospitals Enterprise Ltd.	505,147		14,734,640
Galenica AG(b)	42,620		2,963,656
NMC Health PLC(a)(c)(d)	376,352		0

			17,698,296

Life Sciences Tools & Services–2.6%
Eurofins Scientific SE(a)	11,561		9,158,235
Gerresheimer AG	159,960		17,901,176
ICON PLC(a)	61,308		11,715,346
Lonza Group AG	19,499		12,033,519

Schedule of Investments—Tax-Managed International Portfolio	7

Company	Shares	U.S. $ Value

Tecan Group AG	41,370	$20,573,930

		71,382,206

Pharmaceuticals–5.7%
Astellas Pharma, Inc.	501,300	7,472,676
GlaxoSmithKline PLC	1,882,230	35,287,081
Novo Nordisk A/S–Class B	172,300	11,937,733
Roche Holding AG	225,399	77,208,299
Sanofi	228,950	22,943,495
Santen Pharmaceutical Co., Ltd.	136,900	2,799,040

		157,648,324

		315,901,590

Consumer Discretionary–10.1%
Auto Components–1.6%
Aptiv PLC	98,558	9,035,797
Faurecia SE(a)	464,251	20,011,257
NGK Spark Plug Co., Ltd.	836,700	14,609,017

		43,656,071

Automobiles–2.0%
Peugeot SA(a)	1,371,462	24,870,702
Subaru Corp.	622,900	12,092,264
Suzuki Motor Corp.	412,000	17,649,184

		54,612,150

Hotels, Restaurants & Leisure–2.1%
Aristocrat Leisure Ltd.	532,090	11,604,105
Compass Group PLC	701,634	10,539,780
Galaxy Entertainment Group Ltd.	1,573,000	10,634,574
GVC Holdings PLC(a)	1,596,330	19,992,798
Yum China Holdings, Inc.	118,564	6,277,964

		59,049,221

Internet & Direct Marketing Retail–1.1%
Alibaba Group Holding Ltd.(a)	401,020	14,721,887
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	37,158	10,923,709
Moneysupermarket.com Group PLC	1,431,480	4,934,334

		30,579,930

Leisure Products–0.4%
Bandai Namco Holdings, Inc.	152,000	11,137,042

Multiline Retail–1.0%
B&M European Value Retail SA	1,587,204	10,118,731
Next PLC	249,540	19,131,499

		29,250,230

Specialty Retail–0.3%
Hikari Tsushin, Inc.	22,200	5,296,669
Nitori Holdings Co., Ltd.	14,900	3,091,032

		8,387,701

Textiles, Apparel & Luxury Goods–1.6%
adidas AG(a)	10,470	3,381,202
LVMH Moet Hennessy Louis Vuitton SE	12,233	5,723,826
Company	Shares	U.S. $ Value

Pandora A/S	212,950	$15,361,735
Puma SE(a)	113,990	10,247,138
Shenzhou International Group Holdings Ltd.	672,000	11,443,406

		46,157,307

		282,829,652

Communication Services–5.9%
Diversified Telecommunication Services–2.7%
Cellnex Telecom SA(b)	366,661	22,257,279
HKT Trust & HKT Ltd.–Class SS	5,344,000	7,093,129
Nippon Telegraph & Telephone Corp.	1,129,100	23,052,465
Orange SA	1,859,890	19,371,784
TELUS Corp.	235,920	4,151,256

		75,925,913

Entertainment–1.0%
Konami Holdings Corp.	53,400	2,310,003
Nintendo Co., Ltd.	39,000	22,100,952
Ubisoft Entertainment SA(a)	40,965	3,692,093

		28,103,048

Interactive Media & Services–1.8%
Auto Trader Group PLC	1,536,140	11,152,993
Dip Corp.	418,400	8,619,114
Kakaku.com, Inc.	263,000	6,933,701
Tencent Holdings Ltd.	364,000	24,585,787

		51,291,595

Media–0.4%
Cogeco Communications, Inc.	89,964	7,377,244
Informa PLC(a)	471,760	2,286,465

		9,663,709

		164,984,265

Materials–5.3%
Chemicals–3.3%
Air Water, Inc.	728,700	9,855,452
Akzo Nobel NV	15,284	1,544,760
Chr Hansen Holding A/S	166,090	18,436,981
Evonik Industries AG	560,510	14,499,794
Koninklijke DSM NV	82,780	13,628,194
Sika AG	47,890	11,759,469
Tosoh Corp.	1,265,400	20,545,035

		90,269,685

Containers & Packaging–0.5%
Huhtamaki Oyj	300,183	14,793,895

Metals & Mining–1.5%
Agnico Eagle Mines Ltd.	170,746	13,604,028
BlueScope Steel Ltd.	1,898,823	17,495,387
Northern Star Resources Ltd.	1,176,440	11,657,391

		42,756,806

		147,820,386

8	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Company	Shares	U.S. $ Value

Utilities–3.3%
Electric Utilities–3.0%
EDP–Energias de Portugal SA	7,724,654	$37,981,589
Enel SpA	3,982,020	34,547,634
Orsted A/S(b)	79,080	10,902,004

		83,431,227

Gas Utilities–0.3%
Tokyo Gas Co., Ltd.	322,000	7,348,197

		90,779,424

Energy–2.3%
Oil, Gas & Consumable Fuels–2.3%
ENEOS Holdings, Inc.	4,775,500	17,038,350
Neste Oyj	296,480	15,612,544
Repsol SA	1,585,147	10,708,636
Royal Dutch Shell PLC (Euronext Amsterdam)–Class A	1,186,940	14,966,324
Royal Dutch Shell PLC–Class B	417,845	5,067,226

		63,393,080

Real Estate–2.1%
Equity Real Estate Investment Trusts (REITs)–1.4%
Merlin Properties Socimi SA	617,740	5,152,615
Nippon Building Fund, Inc.	1,389	7,861,712
Company	Shares	U.S. $ Value

Nippon Prologis REIT, Inc.	2,453	$8,272,169
Vicinity Centres	17,631,947	17,607,333

		38,893,829

Real Estate Management & Development–0.7%
Aroundtown SA(a)	2,687,640	13,491,549
Vonovia SE	98,440	6,748,349

		20,239,898

		59,133,727

Total Common Stocks (cost $2,288,250,120)		2,663,815,993

SHORT-TERM INVESTMENTS–3.7%
Investment Companies–3.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(e)(f)(g) (cost $103,676,108)	103,676,108	103,676,108

Total Investments—99.3% (cost $2,391,926,228)		2,767,492,101

Other assets less liabilities—0.7%		18,810,979

Net Assets—100.0%		$2,786,303,080

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	576	December 2020	$53,372,160	$(960,157)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	47,263,535	USD	39,833	11/10/2020	$(701,645)
Bank of America, NA	CAD	82,348	USD	62,685	12/11/2020	824,207
Bank of America, NA	CHF	8,131	USD	8,988	12/11/2020	141,697
Bank of America, NA	GBP	23,561	USD	30,447	12/11/2020	32,528
Bank of America, NA	GBP	9,871	USD	12,573	12/11/2020	(169,440)
Bank of America, NA	USD	83,402	AUD	114,110	12/11/2020	(1,655,441)
Bank of America, NA	USD	14,110	ILS	48,188	12/11/2020	(28,817)
Bank of America, NA	USD	66,707	SEK	582,921	12/11/2020	(1,564,912)
Barclays Bank PLC	USD	6,642	TWD	190,557	11/18/2020	(19,930)
Barclays Bank PLC	USD	16,743	AUD	22,843	12/11/2020	(379,157)
Barclays Bank PLC	USD	33,971	EUR	28,568	12/11/2020	(424,580)
Barclays Bank PLC	USD	19,786	JPY	2,085,267	12/11/2020	3,347
BNP Paribas SA	JPY	1,206,120	USD	11,547	12/11/2020	100,833
Citibank, NA	INR	1,066,246	USD	13,847	10/15/2020	(637,057)
Citibank, NA	CNY	277,410	USD	40,276	12/11/2020	(455,616)
Citibank, NA	EUR	14,890	USD	17,641	12/11/2020	156,145
Citibank, NA	EUR	28,565	USD	33,443	12/11/2020	(99,093)
Citibank, NA	JPY	865,820	USD	8,218	12/11/2020	809

Schedule of Investments—Tax-Managed International Portfolio	9

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	8,995	CHF	8,131	12/11/2020	$(149,105)
Citibank, NA	USD	15,169	EUR	12,896	12/11/2020	(25,835)
Credit Suisse International	NOK	213,304	USD	23,650	12/11/2020	778,616
Credit Suisse International	SEK	233,298	USD	26,125	12/11/2020	53,810
Credit Suisse International	USD	14,431	CNY	98,034	12/11/2020	(36,665)
Credit Suisse International	USD	14,224	PLN	53,216	12/11/2020	(454,058)
Goldman Sachs Bank USA	INR	189,087	USD	2,506	10/15/2020	(62,082)
Goldman Sachs Bank USA	PLN	53,216	USD	13,822	12/11/2020	51,715
Goldman Sachs Bank USA	USD	194,262	JPY	20,579,760	12/11/2020	1,045,003
Goldman Sachs Bank USA	USD	46,073	JPY	4,836,467	12/11/2020	(173,595)
HSBC Bank USA	USD	3,742	TWD	107,148	11/18/2020	(18,292)
HSBC Bank USA	ILS	158,698	USD	46,582	12/11/2020	209,679
HSBC Bank USA	JPY	935,360	USD	8,860	12/11/2020	(16,844)
HSBC Bank USA	USD	7,692	EUR	6,492	12/11/2020	(68,409)
HSBC Bank USA	USD	6,048	SGD	8,249	12/11/2020	(4,951)
Morgan Stanley Capital Services, Inc.	KRW	8,821,869	USD	7,430	11/10/2020	(135,661)
Morgan Stanley Capital Services, Inc.	TWD	1,436,076	USD	49,373	11/18/2020	(529,544)
Morgan Stanley Capital Services, Inc.	USD	4,106	TWD	121,342	11/18/2020	110,946
Morgan Stanley Capital Services, Inc.	HKD	33,453	USD	4,315	12/11/2020	(631)
Morgan Stanley Capital Services, Inc.	NOK	43,414	USD	4,816	12/11/2020	161,161
Morgan Stanley Capital Services, Inc.	USD	12,135	EUR	10,267	12/11/2020	(78,570)
Morgan Stanley Capital Services, Inc.	USD	5,746	NZD	8,584	12/11/2020	(67,128)
Natwest Markets PLC	AUD	29,941	USD	21,281	12/11/2020	(168,017)
Natwest Markets PLC	EUR	8,342	USD	9,838	12/11/2020	42,122
Natwest Markets PLC	JPY	515,126	USD	4,912	12/11/2020	23,246
Natwest Markets PLC	USD	2,860	NZD	4,263	12/11/2020	(39,996)
Standard Chartered Bank	TWD	83,265	USD	2,871	11/18/2020	(22,511)
State Street Bank & Trust Co.	HKD	50,498	USD	6,514	12/11/2020	(532)
State Street Bank & Trust Co.	USD	4,198	CAD	5,580	12/11/2020	(6,349)
UBS AG	USD	4,211	TWD	122,499	11/18/2020	45,604
UBS AG	CAD	11,127	USD	8,314	12/11/2020	(44,427)
UBS AG	HKD	397,310	USD	51,235	12/11/2020	(18,396)
UBS AG	USD	30,605	GBP	23,561	12/11/2020	(191,069)

						$(4,666,887)

*	Share amount less than 0.50.
(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $125,787,510 or 4.5% of net assets.
(c)	Fair valued by the Adviser.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

HKD—Hong Kong Dollar

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

EAFE—Europe, Australia, and Far East

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

See notes to financial statements.

10	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS–93.6%

Information Technology–20.4%
Electronic Equipment, Instruments & Components–1.5%
Elite Material Co., Ltd.	161,000	$818,415
FPT Corp.	88,044	191,419
Hangzhou Hikvision Digital Technology Co., Ltd.–Class A	2,301,355	12,953,606
Sinbon Electronics Co., Ltd.	769,000	4,787,453
Taiwan Union Technology Corp.	150,000	583,878

		19,334,771

IT Services–1.8%
GDS Holdings Ltd. (ADR)(a)	129,700	10,613,351
Locaweb Servicos de Internet SA(a)(b)	76,100	807,764
My EG Services Bhd(a)	23,884,800	7,580,221
Network International Holdings PLC(a)(b)	413,747	1,455,196
NHN KCP Corp.	11,440	668,754
Tech Mahindra Ltd.	97,921	1,050,949

		22,176,235

Semiconductors & Semiconductor Equipment–10.8%
ASMedia Technology, Inc.	18,000	912,642
ASPEED Technology, Inc.	51,000	2,017,953
Broadcom, Inc.	32,280	11,760,250
eMemory Technology, Inc.	53,000	940,799
Entegris, Inc.	23,670	1,759,628
Globalwafers Co., Ltd.	23,000	307,747
Koh Young Technology, Inc.	24,260	1,856,275
LEENO Industrial, Inc.	18,330	1,930,507
MediaTek, Inc.	699,000	14,811,081
Micron Technology, Inc.(a)	53,050	2,491,228
Nanya Technology Corp.	5,727,000	11,510,249
Parade Technologies Ltd.	50,000	1,828,003
Realtek Semiconductor Corp.	140,000	1,794,567
Silergy Corp.	31,000	1,837,893
SK Hynix, Inc.	261,578	18,750,619
Taiwan Semiconductor Manufacturing Co., Ltd.	3,827,706	57,584,263
Win Semiconductors Corp.	83,000	827,609
WONIK IPS Co., Ltd.(a)	31,400	892,972

		133,814,285

Software–0.7%
Beijing Thunisoft Corp., Ltd.–Class A	458,680	1,616,907
Douzone Bizon Co., Ltd.	55,910	4,982,247
Globant SA(a)	9,830	1,761,733

		8,360,887

Company	Shares	U.S. $ Value
Technology Hardware, Storage & Peripherals–5.6%
Samsung Electronics Co., Ltd.	1,120,920	$55,647,095
Samsung Electronics Co., Ltd. (Preference Shares)	314,890	13,553,175

		69,200,270

		252,886,448

Financials–19.1%
Banks–11.0%
Agricultural Bank of China Ltd.–Class H	16,640,000	5,220,881
Bandhan Bank Ltd.(a)(b)	736,123	2,759,615
Bank BTPN Syariah Tbk PT	7,965,200	1,763,822
Bank Central Asia Tbk PT	1,458,000	2,661,441
Bank for Foreign Trade of Vietnam JSC	2,539,050	9,298,166
Bank Negara Indonesia Persero Tbk PT	16,094,500	4,827,897
Bank of Georgia Group PLC(a)	43,680	502,327
Bank of the Philippine Islands	4,687,740	6,206,914
BDO Unibank, Inc.	486,890	868,795
Capitec Bank Holdings Ltd.	128,792	7,932,446
China CITIC Bank Corp., Ltd.–Class H	8,828,000	3,742,477
China Construction Bank Corp.–Class H	10,790,000	7,011,042
City Union Bank Ltd.	883,472	1,675,317
Credicorp Ltd.	33,100	4,104,069
Equity Group Holdings PLC/Kenya(a)	2,331,200	788,526
Halyk Savings Bank of Kazakhstan JSC (GDR)(b)	214,649	2,296,744
Hana Financial Group, Inc.	544,880	13,089,686
ICICI Bank Ltd.(a)	1,111,801	5,356,888
Industrial Bank Co., Ltd.–Class A	3,188,193	7,575,615
KB Financial Group, Inc.	479,027	15,424,662
Regional SAB de CV(a)	363,106	855,729
Sberbank of Russia PJSC (Sponsored ADR)(a)	2,012,131	23,481,569
Shinhan Financial Group Co., Ltd.	185,390	4,349,354
Turkiye Garanti Bankasi AS(a)	4,225,780	3,862,378

		135,656,360

Capital Markets–1.1%
B3 SA–Brasil Bolsa Balcao	327,200	3,205,056
Banco BTG Pactual SA	252,800	3,279,346
China Everbright Ltd.	3,396,000	4,568,254
New Frontier Health Corp.(a)	302,450	2,307,693

		13,360,349

Consumer Finance–1.6%
Manappuram Finance Ltd.	3,444,285	7,373,971
Muangthai Capital PCL(a)	3,828,000	5,949,633
Muthoot Finance Ltd.	462,408	7,111,630

		20,435,234

Schedule of Investments—Emerging Markets Portfolio	11

Company	Shares	U.S. $ Value
Diversified Financial Services–0.6%
Fubon Financial Holding Co., Ltd.	3,823,000	$5,562,902
Metro Pacific Investments Corp.	21,438,000	1,549,058

		7,111,960

Insurance–3.8%
AIA Group Ltd.	1,705,200	16,949,848
ICICI Lombard General Insurance Co., Ltd.(b)	97,155	1,698,517
IRB Brasil Resseguros S/A	609,800	813,298
PICC Property & Casualty Co., Ltd.–Class H	3,757,000	2,639,134
Ping An Insurance Group Co. of China Ltd.–Class A	135,000	1,518,017
Ping An Insurance Group Co. of China Ltd.–Class H	2,164,500	22,469,346
TQM Corp. PCL	315,300	1,278,613

		47,366,773

Thrifts & Mortgage Finance–1.0%
Housing Development Finance Corp., Ltd.	515,549	12,170,392

		236,101,068

Consumer Discretionary–17.4%
Auto Components–0.1%
Balkrishna Industries Ltd.	83,829	1,686,650

Automobiles–4.4%
Ford Otomotiv Sanayi AS	386,070	4,374,174
Geely Automobile Holdings Ltd.	4,320,000	8,666,010
Guangzhou Automobile Group Co., Ltd.–Class H	13,874,000	11,638,734
Hyundai Motor Co.	61,920	9,431,661
Kia Motors Corp.	267,800	10,739,296
Maruti Suzuki India Ltd.	45,078	4,126,175
SAIC Motor Corp., Ltd.	1,896,344	5,344,530

		54,320,580

Diversified Consumer Services–3.2%
Arco Platform Ltd.–Class A(a)	29,880	1,220,299
Fu Shou Yuan International Group Ltd.	10,778,500	10,527,958
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	109,311	16,341,994
TAL Education Group (ADR)(a)	110,060	8,368,962
YDUQS Participacoes SA	535,800	2,615,125

		39,074,338

Hotels, Restaurants & Leisure–1.7%
Galaxy Entertainment Group Ltd.	605,000	4,090,221
Melco Resorts & Entertainment Ltd. (ADR)	254,560	4,238,424
OPAP SA	1,192,628	11,309,574
Premium Leisure Corp.	141,129,000	902,099

		20,540,318

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail–6.9%
Alibaba Group Holding Ltd.(a)	1,488,280	$54,636,404
Despegar.com Corp.(a)	102,458	651,633
JD.com, Inc.–Class A(a)	540,040	20,794,358
Naspers Ltd.–Class N	55,460	9,795,557

		85,877,952

Leisure Products–0.1%
KMC Kuei Meng International, Inc.	189,000	1,243,114

Multiline Retail–0.2%
Lojas Renner SA	132,570	935,985
Poya International Co., Ltd.	70,000	1,338,877

		2,274,862

Specialty Retail–0.6%
Ace Hardware Indonesia Tbk PT	16,015,700	1,718,551
JUMBO SA	44,430	777,893
Petrobras Distribuidora SA	149,500	536,410
Wilcon Depot, Inc.	4,232,200	1,398,728
Zhongsheng Group Holdings Ltd.	523,500	3,293,083

		7,724,665

Textiles, Apparel & Luxury Goods–0.2%
Li Ning Co., Ltd.	516,000	2,427,932

		215,170,411

Communication Services–8.8%
Diversified Telecommunication Services–1.1%
China Telecom Corp., Ltd.–Class H	15,906,000	4,778,920
Grupo Televisa SAB (Sponsored ADR)(a)	476,460	2,944,523
Megacable Holdings SAB de CV	601,256	1,741,104
Telekomunikasi Indonesia Persero Tbk PT	22,370,500	3,862,574

		13,327,121

Entertainment–2.4%
HUYA, Inc. (ADR)(a)	309,180	7,404,861
NCSoft Corp.	19,770	13,624,161
NetEase, Inc.	507,850	9,118,175

		30,147,197

Interactive Media & Services–3.8%
Info Edge India Ltd.	23,161	1,139,531
Tencent Holdings Ltd.	674,300	45,544,495

		46,684,026

Wireless Telecommunication Services–1.5%
China Mobile Ltd.	1,942,500	12,469,457
Safaricom PLC	22,074,460	6,075,452

		18,544,909

		108,703,253

Industrials–6.5%
Airlines–0.2%
Copa Holdings SA–Class A	49,901	2,512,016

12	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Company	Shares	U.S. $ Value
Building Products–0.2%
Kajaria Ceramics Ltd.	310,670	$2,324,387

Commercial Services & Supplies–2.0%
A-Living Services Co., Ltd.–Class H(b)	2,938,750	15,035,231
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	9,981,660

		25,016,891

Construction & Engineering–0.1%
Voltas Ltd.	159,039	1,470,985

Electrical Equipment–0.3%
Voltronic Power Technology Corp.	121,258	4,118,979

Industrial Conglomerates–0.3%
Bidvest Group Ltd. (The)	443,100	3,638,103

Machinery–1.6%
Airtac International Group	42,000	955,451
Sinotruk Hong Kong Ltd.	1,047,500	2,699,584
Weichai Power Co., Ltd.–Class H	5,767,000	11,669,250
Zoomlion Heavy Industry Science and Technology Co., Ltd.–Class H	5,120,600	4,947,431

		20,271,716

Professional Services–0.8%
Centre Testing International Group Co., Ltd.–Class A	464,856	1,679,367
HeadHunter Group PLC (ADR)	43,950	1,075,896
L&T Technology Services Ltd.(b)	262,059	5,731,400
Sporton International, Inc.	103,200	870,755

		9,357,418

Road & Rail–0.8%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,526,061	9,314,442
Rumo SA(a)	145,700	494,496

		9,808,938

Trading Companies & Distributors–0.1%
Barloworld Ltd.	448,620	1,639,865

Transportation Infrastructure–0.1%
Grupo Aeroportuario del Centro Norte SAB de CV(a)	198,250	908,965

		81,068,263

Materials–5.4%
Chemicals–1.7%
Berger Paints India Ltd.	174,472	1,377,194
Kumho Petrochemical Co., Ltd.	128,190	12,025,939
Orbia Advance Corp. SAB de CV	2,676,040	4,669,137
Pidilite Industries Ltd.	81,440	1,578,127
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	27,530	892,523
SRF Ltd.	10,814	606,281

		21,149,201

Company	Shares	U.S. $ Value
Construction Materials–2.2%
Anhui Conch Cement Co., Ltd.–Class A	200,595	$1,636,961
Anhui Conch Cement Co., Ltd.–Class H	1,524,000	10,555,661
China Resources Cement Holdings Ltd.	3,724,000	5,119,572
Grupo Cementos de Chihuahua SAB de CV	465,630	2,161,210
Huaxin Cement Co., Ltd.	2,092,897	7,771,307

		27,244,711

Metals & Mining–1.5%
Antofagasta PLC	614,920	8,115,231
First Quantum Minerals Ltd.	290,380	2,588,570
Hoa Phat Group JSC	848,990	973,943
KGHM Polska Miedz SA(a)	39,126	1,197,331
Polyus PJSC (GDR)(b)	52,650	5,546,818

		18,421,893

		66,815,805

Energy–4.9%
Oil, Gas & Consumable Fuels–4.9%
Ecopetrol SA (Sponsored ADR)	263,883	2,596,609
LUKOIL PJSC (Sponsored ADR)	227,129	13,039,476
PetroChina Co., Ltd.–Class H	15,434,000	4,541,866
Petroleo Brasileiro SA (ADR)	1,760,191	12,532,560
Petroleo Brasileiro SA (Preference Shares)	3,836,500	13,396,564
Petronet LNG Ltd.	872,563	2,603,108
Reliance Industries Ltd.	382,951	11,596,684

		60,306,867

Health Care–3.5%
Biotechnology–0.3%
Amicogen, Inc.(a)	35,620	1,325,717
Seegene, Inc.	2,595	577,801
Zai Lab Ltd. (ADR)(a)	22,830	1,898,771

		3,802,289

Health Care Equipment & Supplies–0.5%
Top Glove Corp. Bhd	2,488,000	4,988,461
Yestar Healthcare Holdings Co., Ltd.(a)	7,375,000	1,227,573

		6,216,034

Health Care Providers & Services–1.6%
Cleopatra Hospital(a)	4,381,400	1,403,493
Dr. Lal PathLabs Ltd.(b)	76,712	1,959,494
Jinxin Fertility Group Ltd.(b)	4,166,400	5,286,855
Notre Dame Intermedica Participacoes SA	147,000	1,702,990
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	3,725,000	6,247,784

Schedule of Investments—Emerging Markets Portfolio	13

Company	Shares	U.S. $ Value
Universal Vision Biotechnology Co., Ltd.	297,000	$2,716,861

		19,317,477

Life Sciences Tools & Services–0.3%
Divi’s Laboratories Ltd.	35,896	1,488,092
Hangzhou Tigermed Consulting Co., Ltd.–Class A	122,154	1,854,046

		3,342,138

Pharmaceuticals–0.8%
China Resources Pharmaceutical Group Ltd.(b)	4,520,700	2,331,220
Genomma Lab Internacional SAB de CV–Class B(a)	4,681,330	4,551,866
Richter Gedeon Nyrt	87,570	1,848,444
Yuhan Corp.	28,990	1,592,142

		10,323,672

		43,001,610

Real Estate–2.7%
Equity Real Estate Investment Trusts (REITs)–0.5%
Embassy Office Parks Reit	886,800	4,349,290
Fibra Uno Administracion SA de CV	3,049,470	2,407,966

		6,757,256

Real Estate Management & Development–2.2%
Aldar Properties PJSC	2,572,200	1,419,598
CIFI Holdings Group Co., Ltd.	8,388,000	6,231,038
Country Garden Services Holdings Co., Ltd.	265,000	1,721,036
Midea Real Estate Holding Ltd.(b)	1,795,600	4,286,073
Poly Developments and Holdings Group Co., Ltd.–Class A	1,076,478	2,526,868
Times China Holdings Ltd.	5,422,000	7,561,915
Vincom Retail JSC	2,551,433	3,071,501

		26,818,029

		33,575,285

Utilities–2.5%
Electric Utilities–1.5%
Centrais Eletricas Brasileiras SA	423,500	2,286,458
Centrais Eletricas Brasileiras SA (Preference Shares)	22,500	124,962
Equatorial Energia SA	2,304,400	8,690,894
Power Grid Corp. of India Ltd.	3,488,384	7,700,450

		18,802,764

Gas Utilities–1.0%
ENN Energy Holdings Ltd.	226,000	2,479,954
GAIL India Ltd.	2,861,181	3,359,470
Kunlun Energy Co., Ltd.	9,556,000	6,310,033

		12,149,457

		30,952,221

Company	Shares	U.S. $ Value

Consumer Staples–2.4%
Food & Staples Retailing–1.0%
BGF retail Co., Ltd.	11,610	$1,227,859
Dino Polska SA(a)(b)	10,417	612,787
GS Retail Co., Ltd.	41,380	1,185,934
Raia Drogasil SA	348,500	1,453,350
X5 Retail Group NV (GDR)(b)	206,100	7,625,700

		12,105,630

Food Products–1.3%
Britannia Industries Ltd.	18,032	929,974
Industrias Bachoco SAB de CV	977,328	3,068,363
Minerva SA/Brazil(a)	2,328,500	4,867,713
WH Group Ltd.(b)	9,867,500	8,048,987

		16,915,037

Household Products–0.1%
C&S Paper Co., Ltd.	473,900	1,496,982

		30,517,649

Total Common Stocks (cost $1,065,844,896)		1,159,098,880

EQUITY LINKED NOTES–2.4%

Information Technology–1.3%
Electronic Equipment, Instruments & Components–1.3%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	7,611,184	16,416,152

Financials–0.6%
Banks–0.6%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 06/07/2021(a)	254,440	923,061
Emirates NBD Bank PJSC, Merrill Lynch & Co., Inc., expiring 01/03/2022(a)	2,378,922	6,897,492

		7,820,553

Real Estate–0.3%
Real Estate Management & Development–0.3%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2021(a)	2,935,714	3,495,199

Consumer Discretionary–0.2%
Specialty Retail–0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	451,986	2,033,566

Total Equity Linked Notes (cost $28,105,713)		29,765,470

14	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.3%
Investment Companies–2.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(c)(d)(e) (cost $28,861,918)	28,861,918	$28,861,918

Total Investments—98.3% (cost $1,122,812,527)		1,217,726,268

Other assets less liabilities—1.7%		20,433,118

Net Assets—100.0%		$1,238,159,386

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	189,831	USD	2,576	10/15/2020	$(2,986)
Bank of America, NA	KRW	13,406,204	USD	11,298	11/10/2020	(199,020)
Bank of America, NA	USD	2,459	RUB	190,462	11/19/2020	(18,494)
Bank of America, NA	USD	15,661	ZAR	261,877	11/27/2020	(129,588)
Barclays Bank PLC	INR	1,044,932	USD	14,016	10/15/2020	(178,037)
Barclays Bank PLC	USD	11,397	CNY	78,507	10/21/2020	173,168
Barclays Bank PLC	USD	11,332	KRW	13,406,204	11/10/2020	165,115
Barclays Bank PLC	USD	1,208	RUB	95,696	11/19/2020	18,402
BNP Paribas SA	BRL	25,740	USD	4,563	10/02/2020	(20,152)
BNP Paribas SA	USD	4,648	BRL	25,740	10/02/2020	(64,472)
BNP Paribas SA	CNY	44,532	USD	6,381	10/21/2020	(181,499)
BNP Paribas SA	USD	5,112	CNY	35,060	10/21/2020	54,463
BNP Paribas SA	USD	2,561	CNY	17,340	10/21/2020	(5,412)
BNP Paribas SA	USD	1,555	HUF	458,577	10/22/2020	(76,698)
BNP Paribas SA	BRL	25,740	USD	4,644	11/04/2020	64,690
BNP Paribas SA	PEN	6,146	USD	1,724	11/13/2020	18,377
BNP Paribas SA	TWD	156,648	USD	5,381	11/18/2020	(62,573)
Citibank, NA	BRL	46,428	USD	8,286	10/02/2020	18,664
Citibank, NA	USD	8,231	BRL	46,428	10/02/2020	36,348
Citibank, NA	USD	4,971	CNY	34,741	10/21/2020	148,840
Citibank, NA	USD	1,283	PLN	4,796	10/22/2020	(41,827)
Citibank, NA	KRW	14,901,595	USD	12,775	11/10/2020	(5,358)
Citibank, NA	USD	1,825	ZAR	31,293	11/13/2020	34,242
Credit Suisse International	USD	11,514	CNY	79,887	10/21/2020	259,452
Goldman Sachs Bank USA	BRL	10,571	USD	1,874	10/02/2020	(8,276)
Goldman Sachs Bank USA	USD	1,929	BRL	10,571	10/02/2020	(46,223)
Goldman Sachs Bank USA	INR	1,449,154	USD	19,661	10/15/2020	(24,206)
Goldman Sachs Bank USA	USD	42,688	INR	3,239,371	10/15/2020	1,315,728
Goldman Sachs Bank USA	USD	5,759	CNY	39,930	10/21/2020	125,146
Goldman Sachs Bank USA	PLN	4,814	USD	1,286	10/22/2020	40,346
Goldman Sachs Bank USA	TWD	60,200	USD	2,085	11/18/2020	(6,858)
Goldman Sachs Bank USA	USD	3,121	TWD	90,044	11/18/2020	7,879
Goldman Sachs Bank USA	RUB	2,048,081	USD	26,602	11/19/2020	353,621
HSBC Bank USA	TRY	29,646	USD	3,844	10/27/2020	28,561
JPMorgan Chase Bank, NA	BRL	10,117	USD	1,794	10/02/2020	(7,920)
JPMorgan Chase Bank, NA	USD	1,838	BRL	10,117	10/02/2020	(36,125)
JPMorgan Chase Bank, NA	USD	1,291	CZK	28,827	10/22/2020	(42,180)
JPMorgan Chase Bank, NA	USD	2,197	BRL	12,345	11/04/2020	(171)

Schedule of Investments—Emerging Markets Portfolio	15

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.	HUF	458,577	USD	1,463	10/22/2020	$(15,869)
Morgan Stanley Capital Services, Inc.	ZAR	31,293	USD	1,826	11/13/2020	(32,812)
Morgan Stanley Capital Services, Inc.	USD	13,774	TWD	400,641	11/18/2020	147,734
Natwest Markets PLC	EUR	1,153	USD	1,362	10/15/2020	9,368
Natwest Markets PLC	CNY	17,345	USD	2,545	10/21/2020	(11,654)
Standard Chartered Bank	USD	4,359	CNY	30,374	10/21/2020	117,776
State Street Bank & Trust Co.	EUR	3,557	USD	4,177	10/15/2020	5,270
State Street Bank & Trust Co.	USD	5,643	CNY	38,675	10/21/2020	57,067
State Street Bank & Trust Co.	PLN	12,306	USD	3,297	10/22/2020	112,824
State Street Bank & Trust Co.	USD	3,343	PLN	12,324	10/22/2020	(154,437)
State Street Bank & Trust Co.	USD	13,575	THB	428,421	10/27/2020	(55,367)
State Street Bank & Trust Co.	AED	7,063	USD	1,923	11/18/2020	(3)
State Street Bank & Trust Co.	USD	1,923	AED	7,063	11/18/2020	(259)
State Street Bank & Trust Co.	USD	2,552	ZAR	42,023	11/27/2020	(60,093)
State Street Bank & Trust Co.	AED	18,369	USD	4,999	02/17/2021	(252)
State Street Bank & Trust Co.	USD	2,500	AED	9,184	02/17/2021	(391)
UBS AG	EUR	2,172	USD	2,574	10/15/2020	26,458

						$1,850,327

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $74,796,843 or 6.0% of net assets.
(c)	Affiliated investments.
(d)	The rate shown represents the 7-day yield as of period end.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AED—United Arab Emirates Dirham

BRL—Brazilian Real

CNY—Chinese Yuan Renminbi

CZK—Czech Koruna

EUR—Euro

HUF—Hungarian Forint

INR—Indian Rupee

KRW—South Korean Won

PEN—Peruvian Sol

PLN—Polish Zloty

RUB—Russian Ruble

THB—Thailand Baht

TRY—Turkish Lira

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

REIT—Real Estate Investment Trust

See notes to financial statements.

16	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

SCB–ST–1946–0920

Sanford C. Bernstein Fund, Inc.

September 30, 2020

Schedule of Investments To the Annual
 Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Taxable Portfolios of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2020, the statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2020 Annual Report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2020

	Principal Amount (000)		U.S. $ Value

CORPORATES-INVESTMENT GRADE–28.9%

Industrial–18.7%
Basic–1.4%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	449	$441,563
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		2,160	2,284,200
DuPont de Nemours, Inc.
4.205%, 11/15/2023		4,915	5,398,931
4.493%, 11/15/2025		4,913	5,656,288
Eastman Chemical Co. 3.80%, 03/15/2025		2,282	2,516,247
Fresnillo PLC 4.25%, 10/02/2050(a)		11,109	10,948,808
Glencore Funding LLC 4.125%, 05/30/2023(a)		2,622	2,809,394
GUSAP III LP 4.25%, 01/21/2030(a)		5,248	5,455,952
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		1,544	1,589,133
Inversiones CMPC SA
3.85%, 01/13/2030(a)		2,742	2,978,498
4.375%, 04/04/2027(a)		2,062	2,303,641
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		1,151	1,220,420
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		1,910	1,918,843
Orbia Advance Corp. SAB de CV
4.00%, 10/04/2027(a)		3,400	3,653,938
4.875%, 09/19/2022(a)		1,519	1,594,791
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,422,902

			52,193,549

Capital Goods–0.3%
Boeing Co. (The) 1.65%, 10/30/2020		15	14,996
General Electric Co.
0.875%, 05/17/2025	EUR	2,271	2,649,400
3.45%, 05/01/2027	U.S.$	2,157	2,280,057
Raytheon Technologies Corp. 3.95%, 08/16/2025		6,049	6,881,161
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,178,212

			13,003,826

	Principal Amount (000)		U.S. $ Value
Communications-Media–1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.20%, 03/15/2028	U.S.$	868	$984,798
4.80%, 03/01/2050		1,260	1,425,803
5.125%, 07/01/2049		1,949	2,276,023
Comcast Corp.
3.45%, 02/01/2050		3,250	3,649,912
4.15%, 10/15/2028		4,460	5,371,000
Cox Communications, Inc. 2.95%, 06/30/2023(a)		2,401	2,523,379
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		4,470	5,367,084
Prosus NV 4.027%, 08/03/2050(a)		2,530	2,583,762
Tencent Holdings Ltd.
1.81%, 01/26/2026(a)		5,470	5,542,806
3.24%, 06/03/2050(a)		4,830	4,892,475
Time Warner Cable LLC
4.00%, 09/01/2021		18	18,376
4.125%, 02/15/2021		3,143	3,155,006
4.50%, 09/15/2042		2,370	2,568,085
ViacomCBS, Inc.
3.375%, 02/15/2028		3,742	4,111,784
3.70%, 06/01/2028		1,731	1,919,056
4.20%, 05/19/2032		1,140	1,301,196
4.95%, 01/15/2031		1,830	2,195,872
Walt Disney Co. (The) 2.75%, 09/01/2049		3,730	3,607,358
Weibo Corp. 3.375%, 07/08/2030		8,659	8,797,003

			62,290,778

Communications-Telecommunications–1.6%
AT&T, Inc.
2.75%, 06/01/2031		1,793	1,887,581
3.65%, 09/15/2059(a)		4,421	4,343,588
4.35%, 03/01/2029		18,254	21,472,363
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		6,740	7,305,014
Verizon Communications, Inc.
3.00%, 03/22/2027		1,801	2,007,142
4.862%, 08/21/2046		2,993	4,089,785
5.012%, 04/15/2049		4,322	6,195,285
Vodafone Group PLC 3.75%, 01/16/2024		11,123	12,147,428

			59,448,186

Consumer Cyclical-Automotive–1.4%
General Motors Co.
6.125%, 10/01/2025		1,152	1,338,267
6.80%, 10/01/2027		1,611	1,959,363
General Motors Financial Co., Inc.
2.70%, 08/20/2027		5,100	5,070,369
4.30%, 07/13/2025		1,405	1,524,158

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
5.10%, 01/17/2024	U.S.$	6,170	$6,741,342
5.20%, 03/20/2023		4,003	4,342,815
5.25%, 03/01/2026		1,600	1,804,992
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		10,500	10,973,655
Lear Corp.
3.50%, 05/30/2030		3,051	3,112,050
3.80%, 09/15/2027		933	982,020
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		8,330	8,353,407
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(a)		4,261	4,405,533

			50,607,971

Consumer Cyclical-Other–0.2%
Las Vegas Sands Corp.
2.90%, 06/25/2025		4,875	4,856,524
3.20%, 08/08/2024		2,885	2,914,975
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	590,441

			8,361,940

Consumer Cyclical-Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/2048		2,311	2,808,859

Consumer Cyclical-Retailers–0.7%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		2,127	2,120,619
AutoNation, Inc. 4.75%, 06/01/2030		4,386	5,181,094
Ralph Lauren Corp. 2.95%, 06/15/2030		10,579	11,037,811
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,418,731

			27,758,255

Consumer Non-Cyclical–3.9%
AbbVie, Inc.
2.95%, 11/21/2026(a)		5,352	5,828,542
4.875%, 11/14/2048		3,688	4,669,451
Altria Group, Inc.
3.40%, 05/06/2030		7,300	7,951,379
4.80%, 02/14/2029		1,340	1,586,024
Anheuser-Busch InBev Worldwide, Inc.
4.60%, 06/01/2060		3,608	4,363,479
5.55%, 01/23/2049		9,040	12,165,670
BAT Capital Corp.
2.259%, 03/25/2028		11,104	11,150,526
3.215%, 09/06/2026		7,377	7,928,209
4.70%, 04/02/2027		4,650	5,339,827
Biogen, Inc. 4.05%, 09/15/2025		7,188	8,187,204

Principal Amount (000)			U.S. $ Value
Cigna Corp.
3.40%, 03/01/2027	U.S.$	8,649	$9,695,961
3.75%, 07/15/2023		1,510	1,633,850
4.125%, 11/15/2025		2,682	3,071,936
4.375%, 10/15/2028		3,600	4,279,968
Coca-Cola Co. (The) 2.95%, 03/25/2025		4,989	5,483,360
Coca-Cola Femsa SAB de CV
1.85%, 09/01/2032		1,899	1,904,374
2.75%, 01/22/2030		2,389	2,562,202
CVS Health Corp. 4.10%, 03/25/2025		3,097	3,495,615
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,585	1,620,663
Mylan NV 3.95%, 06/15/2026		6,825	7,673,484
Royalty Pharma PLC 1.75%, 09/02/2027(a)		1,230	1,232,608
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		11,825	13,162,171
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		378	402,098
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	7,361,735
Tyson Foods, Inc.
3.95%, 08/15/2024		5,908	6,562,961
4.00%, 03/01/2026		763	873,086
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		1,136	1,270,991
Zoetis, Inc. 3.45%, 11/13/2020		2,422	2,424,083

			143,881,457

Energy–4.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		11,885	12,625,435
Boardwalk Pipelines LP 3.40%, 02/15/2031		3,871	3,792,109
BP Capital Markets America, Inc. 3.194%, 04/06/2025		4,472	4,915,980
Cenovus Energy, Inc. 4.25%, 04/15/2027		4,694	4,265,156
Energy Transfer Operating LP
3.75%, 05/15/2030		7,398	7,175,986
4.65%, 06/01/2021		6	6,094
4.75%, 01/15/2026		6,615	7,047,621
5.50%, 06/01/2027		5,482	6,035,956
Eni SpA 4.25%, 05/09/2029(a)		3,228	3,632,630
Enterprise Products Operating LLC 3.35%, 03/15/2023		11	11,650
Exxon Mobil Corp.
1.571%, 04/15/2023		6,855	7,050,299
2.992%, 03/19/2025		4,908	5,377,008

2	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value
Husky Energy, Inc. 4.40%, 04/15/2029	U.S.$	13,375	$14,042,279
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023		7	7,356
Kinder Morgan, Inc. 3.15%, 01/15/2023		5,150	5,405,389
Marathon Oil Corp. 3.85%, 06/01/2025		10,900	11,190,485
Marathon Petroleum Corp. 5.125%, 03/01/2021–12/15/2026		9,524	11,091,727
Newfield Exploration Co. 5.625%, 07/01/2024		3,110	3,018,784
Noble Energy, Inc. 3.90%, 11/15/2024		6,369	6,974,373
Oleoducto Central SA 4.00%, 07/14/2027(a)		631	655,294
ONEOK, Inc.
4.00%, 07/13/2027		4,900	5,093,452
4.35%, 03/15/2029		4,164	4,342,552
5.85%, 01/15/2026		2,873	3,310,759
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/2023		5,792	5,897,646
3.55%, 12/15/2029		407	392,140
3.60%, 11/01/2024		4,448	4,580,728
3.85%, 10/15/2023		2,600	2,720,068
4.50%, 12/15/2026		648	690,269
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		4,443	5,009,349
Shell International Finance BV 3.25%, 04/06/2050		6,856	7,291,904
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027		5,150	5,253,052
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,397	1,403,985
Valero Energy Corp. 2.70%, 04/15/2023		3,902	4,045,516
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,189,338

			166,542,369

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		3,311	3,485,862

Services–0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,825,875
Expedia Group, Inc.
6.25%, 05/01/2025(a)		480	528,701
7.00%, 05/01/2025(a)		1,537	1,656,825

			13,011,401

Principal Amount (000)			U.S. $ Value
Technology–1.7%
Analog Devices, Inc. 2.95%, 04/01/2025	U.S.$	554	$603,062
Apple, Inc. 2.40%, 08/20/2050		7,394	7,365,015
Baidu, Inc. 3.425%, 04/07/2030		217	238,471
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/2028		851	920,969
3.875%, 01/15/2027		12,649	14,010,538
Broadcom, Inc.
4.11%, 09/15/2028		4,211	4,704,740
4.15%, 11/15/2030		6,902	7,742,595
4.25%, 04/15/2026		889	1,002,614
4.70%, 04/15/2025		267	303,312
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,899,192
Infor, Inc. 1.75%, 07/15/2025(a)		2,719	2,799,836
International Business Machines Corp. 2.95%, 05/15/2050		3,532	3,636,724
Lam Research Corp. 2.80%, 06/15/2021		2,639	2,678,928
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70%, 05/01/2025(a)		839	887,914
3.875%, 06/18/2026(a)		1,102	1,233,865
Oracle Corp.
2.50%, 04/01/2025		6,769	7,252,645
3.60%, 04/01/2050		3,310	3,704,916
Seagate HDD Cayman 4.091%, 06/01/2029(a)		1,835	1,994,994

			62,980,330

Transportation-Airlines–0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(a)		3,393	3,478,458
4.75%, 10/20/2028(a)		3,940	4,087,080
Southwest Airlines Co.
4.75%, 05/04/2023		1,877	2,002,571
5.25%, 05/04/2025		2,239	2,467,110

			12,035,219

Transportation-Railroads–0.1%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(a)		471	519,277
5.875%, 07/05/2034(a)		1,188	1,447,508

			1,966,785

Transportation-Services–0.3%
Aviation Capital Group LLC
2.875%, 01/20/2022(a)		582	577,891
3.50%, 11/01/2027(a)		803	716,268
3.875%, 05/01/2023(a)		2,806	2,778,193
4.125%, 08/01/2025(a)		35	33,530

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
4.375%, 01/30/2024(a)	U.S.$	1,300	$1,292,824
4.875%, 10/01/2025(a)		1,447	1,423,124
5.50%, 12/15/2024(a)		3,623	3,732,741

			10,554,571

			690,931,358

Financial Institutions–9.7%
Banking–7.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,322,586
AIB Group PLC
4.263%, 04/10/2025(a)		4,299	4,621,984
4.75%, 10/12/2023(a)		572	620,140
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	456,783
Banco de Credito del Peru 3.125%, 07/01/2030(a)		5,996	5,996,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		2,650	2,934,478
Banco Santander SA
2.746%, 05/28/2025		3,200	3,360,224
3.49%, 05/28/2030		1,000	1,091,640
3.50%, 04/11/2022		2,200	2,280,718
5.179%, 11/19/2025		9,800	11,100,852
Bank of America Corp.
5.00%, 05/13/2021		10	10,288
Series DD
6.30%, 03/10/2026(b)		1,628	1,839,770
Series L
3.95%, 04/21/2025		4,925	5,472,364
Series Z
6.50%, 10/23/2024(b)		2,548	2,828,458
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		1,628	1,727,406
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		3,625	3,628,262
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,585,050
BBVA USA 2.875%, 06/29/2022		8,460	8,716,846
BNP Paribas SA 4.375%, 09/28/2025–05/12/2026(a)		6,625	7,412,845
BPCE SA
2.75%, 01/11/2023(a)		1,822	1,907,415
5.70%, 10/22/2023(a)		1,991	2,231,871
Capital One Financial Corp.
2.60%, 05/11/2023		3,355	3,509,028
3.30%, 10/30/2024		8,359	9,055,973

Principal Amount (000)			U.S. $ Value
Citigroup, Inc.
3.106%, 04/08/2026	U.S.$	1,261	$1,362,208
3.875%, 03/26/2025		14,634	16,161,643
4.45%, 09/29/2027		7,045	8,171,636
4.50%, 01/14/2022		11	11,563
5.95%, 01/30/2023(b)		2,569	2,635,845
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		658	745,172
Cooperatieve Rabobank UA
3.95%, 11/09/2022		1,581	1,681,646
4.375%, 08/04/2025		6,380	7,203,849
Credit Agricole SA/London
3.25%, 10/04/2024(a)		1,287	1,389,715
3.375%, 01/10/2022(a)		576	594,996
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,762,377
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		150	159,389
Discover Bank 4.682%, 08/09/2028		2,264	2,364,454
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		1,979	1,993,585
Goldman Sachs Group, Inc. (The)
5.25%, 07/27/2021		6	6,240
5.75%, 01/24/2022		14	14,949
Series M
4.165% (LIBOR 3 Month + 3.92%), 11/02/2020(b)(c)		2,000	1,942,100
HSBC Holdings PLC
4.041%, 03/13/2028		7,182	7,942,933
4.25%, 03/14/2024		3,943	4,224,491
4.292%, 09/12/2026		2,495	2,784,470
6.375%, 03/30/2025(b)		1,065	1,111,519
ING Bank NV 5.80%, 09/25/2023(a)		806	905,017
ING Groep NV 6.875%, 04/16/2022(a)(b)		2,028	2,113,906
JPMorgan Chase & Co.
2.083%, 04/22/2026		4,480	4,676,314
3.54%, 05/01/2028		10,073	11,301,503
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		4,600	4,624,748
Mastercard, Inc. 3.30%, 03/26/2027		2,665	3,048,227
Morgan Stanley
5.00%, 11/24/2025		3,110	3,652,228
7.25%, 04/01/2032		15	22,691
Series G
3.75%, 02/25/2023		8	8,587
4.35%, 09/08/2026		8,591	9,911,866
Nationwide Building Society 4.00%, 09/14/2026(a)		8,284	8,984,744
Natwest Group PLC
8.625%, 08/15/2021(b)		7,871	8,107,366
Series U
2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		2,900	2,771,617

4	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

	Principal Amount (000)		U.S. $ Value
Santander Holdings USA, Inc. 4.40%, 07/13/2027	U.S.$	3,049	$3,345,576
Santander UK PLC 5.00%, 11/07/2023(a)		1,788	1,952,693
Societe Generale SA 4.25%, 08/19/2026(a)		6,700	7,217,843
Standard Chartered PLC
1.778% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		300	252,447
5.20%, 01/26/2024(a)		3,782	4,103,924
7.50%, 04/02/2022(a)(b)		1,882	1,943,655
7.75%, 04/02/2023(a)(b)		822	875,899
State Street Corp. 2.901%, 03/30/2026(a)		498	541,012
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		6,656	7,159,127
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,658,385
UBS Group AG
7.00%, 01/31/2024–02/19/2025(a)(b)		3,426	3,678,768
7.125%, 08/10/2021(a)(b)		3,293	3,382,372
UniCredit SpA 2.569%, 09/22/2026(a)		7,620	7,549,896
US Bancorp Series J 5.30%, 04/15/2027(b)		3,485	3,753,554
Wells Fargo & Co.
2.188%, 04/30/2026		3,502	3,650,765
3.069%, 01/24/2023		6,527	6,733,057
3.75%, 01/24/2024		6,552	7,127,135
Series G
4.30%, 07/22/2027		2,827	3,240,025

			282,270,708

Brokerage–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		3,271	3,537,848

Finance–0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.875%, 08/14/2024		345	331,907
3.30%, 01/23/2023		150	149,984
3.65%, 07/21/2027		172	157,401
4.125%, 07/03/2023		395	402,454
4.50%, 09/15/2023		3,289	3,387,012
4.875%, 01/16/2024		2,761	2,849,048
6.50%, 07/15/2025		613	660,851
Air Lease Corp.
3.875%, 07/03/2023		606	630,949
4.25%, 02/01/2024		2,464	2,562,462
Aircastle Ltd.
4.40%, 09/25/2023		569	563,037
5.25%, 08/11/2025(a)		1,008	986,499

	Principal Amount (000)		U.S. $ Value
GE Capital Funding LLC
4.05%, 05/15/2027(a)	U.S.$	342	$368,101
4.40%, 05/15/2030(a)		6,404	6,858,940
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		2,843	2,998,910
Synchrony Financial 4.50%, 07/23/2025		6,600	7,288,512

			30,196,067

Insurance–0.8%
Alleghany Corp. 3.625%, 05/15/2030		7,452	8,395,423
Centene Corp.
4.25%, 12/15/2027		1,151	1,204,188
4.625%, 12/15/2029		1,315	1,417,346
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		2,851	3,762,921
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		5,200	7,133,932
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		2,058	3,476,724
Prudential Financial, Inc.
4.50%, 11/15/2020		15	15,074
5.20%, 03/15/2044		1,970	2,078,941
5.375%, 05/15/2045		615	669,077
5.875%, 09/15/2042		459	486,154
Voya Financial, Inc. 5.65%, 05/15/2053		1,693	1,746,905

			30,386,685

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	652,202

REITS–0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	208,795
Welltower, Inc.
2.75%, 01/15/2031		3,120	3,211,011
3.10%, 01/15/2030		2,415	2,562,822
3.625%, 03/15/2024		1,460	1,580,041
4.00%, 06/01/2025		3,315	3,720,093

			11,282,762

			358,326,272

Utility–0.5%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		1,670	1,711,228
Colbun SA 3.15%, 03/06/2030(a)		400	430,750

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)		U.S. $ Value
Dominion Energy, Inc. Series C 2.00%, 08/15/2021	U.S.$	2	$2,026
Duke Energy Carolinas LLC 3.90%, 06/15/2021		4	4,065
Enel Chile SA 4.875%, 06/12/2028		4,545	5,344,181
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)		7,000	7,901,250
Kentucky Utilities Co. 3.30%, 06/01/2050		3,047	3,330,371
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		1,368	1,479,834

			20,203,705

Total Corporates—Investment Grade (cost $1,008,458,360)			1,069,461,335

GOVERNMENTS-TREASURIES–26.1%
Malaysia–0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	8,749,355

Netherlands–1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	43,021,921

United States–24.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	12,265	11,659,416
2.00%, 02/15/2050		2,460	2,789,794
2.25%, 08/15/2046		12,530	14,826,514
2.375%, 11/15/2049		2,885	3,531,871
2.50%, 02/15/2045–05/15/2046		25,872	32,011,661
3.00%, 05/15/2045–02/15/2049		78,384	106,589,443
3.375%, 05/15/2044		5,710	8,072,698
3.50%, 02/15/2039		4,254	5,976,870
3.75%, 11/15/2043		10,205	15,181,532
4.375%, 02/15/2038–11/15/2039		49,130	76,796,191
4.50%, 02/15/2036		4,048	6,131,482
4.75%, 02/15/2037		4,156	6,552,843
5.50%, 08/15/2028		10,214	14,143,198
U.S. Treasury Notes
0.125%, 08/31/2022		324,268	324,268,000
1.375%, 01/31/2021–04/30/2021		115	115,680
1.50%, 02/15/2030		11,115	11,997,253
1.625%, 11/30/2020		155	155,388
1.75%, 10/31/2020–11/15/2029		33,198	34,398,107
1.75%, 11/30/2021(d)		28,028	28,553,525
1.875%, 01/31/2022(d)		9,965	10,196,998
2.00%, 12/31/2021		26,704	27,325,702
2.125%, 08/15/2021(d)		89,667	91,222,162
2.25%, 04/30/2021–02/15/2027		38,231	39,030,105

Principal Amount (000)				U.S. $ Value
2.375%, 08/15/2024(d)	U.S.$	7,351		$7,966,538
2.625%, 02/15/2029		30,853		36,059,677

				915,552,648

Total Governments—Treasuries (cost $889,818,619)				967,323,924

MORTGAGE PASS-THROUGHS–13.6%
Agency Fixed Rate 30-Year–12.5%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 09/01/2049–11/01/2049		33,486		36,061,345
Series 2020
3.50%, 01/01/2050		8,684		9,506,721
Federal Home Loan Mortgage Corp. Gold
Series 2003
5.00%, 08/01/2033		1		1,020
Series 2007
5.50%, 07/01/2035		870		1,007,288
Series 2016
4.00%, 02/01/2046		8,920		9,865,461
Series 2017
4.00%, 07/01/2044		7,093		7,840,376
Series 2018
4.00%, 08/01/2048–12/01/2048		15,293		16,631,552
4.50%, 10/01/2048–11/01/2048		22,317		24,679,172
5.00%, 09/01/2048–11/01/2048		7,285		8,119,667
Federal National Mortgage Association
Series 2001
6.50%, 08/01/2031		2		2,211
Series 2002
6.50%, 09/01/2032		0	**	187
Series 2003
5.50%, 04/01/2033–11/01/2033		2,551		2,942,854
Series 2004
5.50%, 04/01/2034–11/01/2034		2,239		2,600,293
6.50%, 08/01/2034		2		2,081
Series 2005
5.50%, 02/01/2035		2,009		2,330,681
Series 2006
5.50%, 04/01/2036		371		431,823
Series 2007
5.50%, 09/01/2036		753		876,212
Series 2008
6.00%, 03/01/2037		5		6,096
Series 2010
4.00%, 12/01/2040		4,379		4,844,493
Series 2012
3.50%, 02/01/2042–01/01/2043		30,532		33,727,982
Series 2013
3.50%, 04/01/2043		14,623		16,160,093
4.00%, 10/01/2043		13,149		14,495,242
Series 2015
3.00%, 05/01/2045–08/01/2045		18,189		19,183,493

6	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)				U.S. $ Value
Series 2017
3.50%, 11/01/2047	U.S.$	231		$243,928
Series 2018
3.50%, 02/01/2048–05/01/2048		18,619		19,752,507
4.00%, 08/01/2048–12/01/2048		21,885		23,796,373
4.50%, 09/01/2048		21,220		23,460,839
Series 2019
3.50%, 08/01/2049–11/01/2049		35,993		38,667,081
4.00%, 06/01/2049		15,019		16,471,890
Series 2020
3.50%, 01/01/2050		9,352		10,123,844
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–12/20/2046		7,962		8,381,566
Uniform Mortgage-Backed Security
Series 2020
1.50%, 10/01/2050, TBA		18,335		18,451,026
2.00%, 10/01/2050, TBA		35,750		36,967,734
2.50%, 10/01/2050, TBA		52,635		55,221,516

				462,854,647

Agency Fixed Rate 15-Year–1.1%
Federal Home Loan Mortgage Corp. Series 2016 2.50%, 08/01/2031–11/01/2031		2,165		2,268,569
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027		19		19,863
Series 2016
2.50%, 02/01/2031–01/01/2032		32,326		33,866,211
Series 2017
2.50%, 01/01/2032–02/01/2032		4,563		4,782,108

				40,936,751

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029–10/01/2029		517		570,771

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006
4.30% (LIBOR 12 Month + 2.18%), 12/01/2036(c)		0	**	338
Series 2007
4.10% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		614

				952

Total Mortgage Pass-Throughs (cost $484,578,097)				504,363,121

Principal Amount (000)			U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–9.0%
Non-Agency Fixed Rate CMBS–7.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)	U.S.$	2,805	$2,483,313
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871	964,104
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,853,331
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525	9,723,918
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655	3,962,823
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		11,325	11,925,450
Citigroup Commercial Mortgage Trust
Series 2015-GC27, Class A5
3.137%, 02/10/2048		7,490	8,098,823
Series 2015-GC35, Class A4
3.818%, 11/10/2048		3,530	3,962,723
Series 2016-C1, Class A4
3.209%, 05/10/2049		12,141	13,403,093
Series 2016-GC36, Class A5
3.616%, 02/10/2049		3,982	4,464,457
Series 2018-B2, Class A4
4.009%, 03/10/2051		5,890	6,858,958
Commercial Mortgage Trust
Series 2012-CR3, Class E
4.909%, 10/15/2045(a)		3,938	2,079,013
Series 2013-SFS, Class A1
1.873%, 04/12/2035(a)		1,676	1,662,407
Series 2015-3BP, Class A
3.178%, 02/10/2035(a)		1,705	1,828,045
Series 2015-CR24, Class A5
3.696%, 08/10/2048		3,925	4,391,810
Series 2015-DC1, Class A5
3.35%, 02/10/2048		6,250	6,807,834
Series 2015-PC1, Class A5
3.902%, 07/10/2050		7,135	7,928,557
CSAIL Commercial Mortgage Trust
Series 2015-C2, Class A4
3.504%, 06/15/2057		3,451	3,802,245
Series 2015-C3, Class A4
3.718%, 08/15/2048		6,101	6,725,946
Series 2015-C4, Class A4
3.808%, 11/15/2048		7,715	8,580,311

Schedule of Investments—Intermediate Duration Portfolio	7

	Principal Amount (000)		U.S. $ Value
GS Mortgage Securities Trust
Series 2011-GC5, Class D
5.555%, 08/10/2044(a)	U.S.$	2,100	$1,671,823
Series 2013-G1, Class A1
2.059%, 04/10/2031(a)		258	259,787
Series 2013-G1, Class A2
3.557%, 04/10/2031(a)		6,804	6,731,207
Series 2014-GC22, Class A5
3.862%, 06/10/2047		6,360	6,941,352
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D
5.605%, 08/15/2046(a)		1,285	1,071,293
Series 2012-C6, Class E
5.324%, 05/15/2045(a)		3,967	2,509,317
Series 2014-C20, Class A5
3.805%, 07/15/2047		9,950	10,858,572
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D
4.859%, 08/15/2046(a)		2,527	1,836,672
Series 2014-C21, Class A5
3.775%, 08/15/2047		6,300	6,901,574
Series 2014-C21, Class B
4.341%, 08/15/2047		1,857	1,948,761
Series 2015-C27, Class AS
3.634%, 02/15/2048		3,415	3,681,584
Series 2015-C30, Class A5
3.822%, 07/15/2048		3,820	4,289,327
Series 2015-C31, Class A3
3.801%, 08/15/2048		9,802	10,976,445
Series 2015-C31, Class B
4.773%, 08/15/2048		3,007	3,306,843
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,390	804,649
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		5,635	5,726,139
Morgan Stanley Capital I Trust
Series 2011-C1, Class D
5.675%, 09/15/2047(a)		900	902,609
Series 2016-UB12, Class A4
3.596%, 12/15/2049		6,180	6,954,441
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		4,420	4,643,634
UBS Commercial Mortgage Trust
Series 2018-C8, Class A4
3.983%, 02/15/2051		6,400	7,404,479
Series 2018-C9, Class A4
4.117%, 03/15/2051		10,270	11,928,975
Series 2018-C10, Class A4
4.313%, 05/15/2051		7,900	9,302,078

Principal Amount (000)			U.S. $ Value
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045	U.S.$	9,507	$9,855,400
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS
4.047%, 09/15/2048		2,906	3,220,391
Series 2015-SG1, Class C
4.611%, 09/15/2048		5,778	5,451,903
Series 2016-C35, Class XA
2.092%, 07/15/2048(e)		23,604	1,963,365
Series 2018-C43, Class A4
4.012%, 03/15/2051		4,550	5,307,713
Series 2019-C51, Class B
3.836%, 06/15/2052		1,269	1,343,187
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA
1.319%, 03/15/2045(a)(e)		67,841	1,534,663
Series 2014-C19, Class A5
4.101%, 03/15/2047		1,600	1,747,509
Series 2014-C21, Class A5
3.678%, 08/15/2047		6,200	6,780,481
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,510,088

			262,873,422

Non-Agency Floating Rate CMBS–1.9%
Ashford Hospitality Trust
Series 2018-ASHF, Class A
1.052% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		3,638	3,466,335
Series 2018-KEYS, Class A
1.152% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		7,150	6,822,926
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.152% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		10,570	9,995,875
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)		2,485	2,271,735
BHMS Series 2018-ATLS, Class A 1.402% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		5,580	5,350,986
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.972% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		4,000	3,778,285
BX Trust Series 2018-EXCL, Class A 1.24% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		5,730	5,216,854

8	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)	U.S.$	5,360	$4,849,573
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		5,912	5,734,819
Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)		5,961	5,748,093
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A
1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		1,456	1,419,348
Series 2019-SMP, Class A
1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		1,700	1,640,875
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		859	784,614
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(f)		2,464	1,980,717
Natixis Commercial Mortgage Securities Trust
Series 2018-850T, Class A
0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		3,359	3,300,671
Series 2019-MILE, Class A
1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		2,750	2,723,033
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		9,857	7,052,053

			72,136,792

Total Commercial Mortgage-Backed Securities (cost $329,679,728)			335,010,214

COLLATERALIZED MORTGAGE OBLIGATIONS–5.8%
Risk Share Floating Rate–4.0%
Bellemeade Re Ltd.
Series 2018-2A, Class M1B
1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)		184	184,115
Series 2018-3A, Class M1B
1.998% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		1,763	1,750,099

Principal Amount (000)			U.S. $ Value
Series 2019-2A, Class M1C
2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)	U.S.$	4,163	$4,110,589
Series 2019-3A, Class M1B
1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		3,489	3,412,032
Series 2019-3A, Class M1C
2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		575	546,615
Series 2019-4A, Class M1B
2.175% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		5,145	4,980,316
Series 2020-2A, Class M1B
3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		3,206	3,230,098
Connecticut Avenue Securities Trust
Series 2018-R07, Class 1M2
2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		1,965	1,954,505
Series 2019-R02, Class 1M2
2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		3,043	3,025,791
Series 2019-R03, Class 1M2
2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		3,012	2,999,731
Series 2019-R04, Class 2M2
2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		2,690	2,672,076
Series 2019-R05, Class 1M2
2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		1,503	1,489,613
Series 2019-R06, Class 2M2
2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		3,188	3,162,107
Series 2019-R07, Class 1M2
2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		5,678	5,646,820
Eagle Re Ltd.
Series 2018-1, Class M2
3.175% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		617	598,851
Series 2020-1, Class M1A
1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		6,400	6,351,103
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2
4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(c)		747	682,416
Series 2014-DN3, Class M3
4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(c)		1,284	1,308,719
Series 2016-DNA3, Class M3
5.148% (LIBOR 1 Month + 5.00%), 12/25/2028(c)		4,845	4,997,139

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Series 2016-DNA4, Class M3
3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(c)	U.S.$	6,862	$7,102,312
Series 2016-HQA2, Class M3
5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(c)		304	312,808
Series 2016-HQA3, Class M3
3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		2,030	2,106,477
Series 2017-DNA2, Class M2
3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		2,850	2,932,506
Series 2017-DNA3, Class M2
2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		7,295	7,359,502
Series 2017-HQA1, Class M2
3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		567	583,543
Series 2017-HQA2, Class M2
2.798% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		1,310	1,293,816
Series 2017-HQA3, Class M2
2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		8,765	8,814,765
Series 2019-DNA3, Class M2
2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		352	344,533
Series 2019-DNA4, Class M2
2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		4,241	4,194,482
Series 2019-FTR2, Class M2
2.298% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		2,742	2,576,023
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C01, Class 1M2
4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		2,553	2,594,244
Series 2015-C01, Class 2M2
4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		834	842,122
Series 2015-C02, Class 1M2
4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		438	442,941
Series 2015-C02, Class 2M2
4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		1,023	1,035,769
Series 2015-C03, Class 1M2
5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		2,884	2,948,406
Series 2015-C03, Class 2M2
5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		2,017	2,064,244
Series 2015-C04, Class 1M2
5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		1,433	1,483,490

Principal Amount (000)			U.S. $ Value
Series 2016-C02, Class 1M2
6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(c)	U.S.$	835	$883,955
Series 2016-C03, Class 1M2
5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(c)		2,420	2,549,987
Series 2016-C05, Class 2M2
4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		4,712	4,861,532
Series 2016-C06, Class 1M2
4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		1,379	1,410,216
Series 2016-C07, Class 2M2
4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(c)		795	821,518
Series 2017-C01, Class 1M2
3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		3,562	3,664,149
Series 2017-C03, Class 1M2
3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		2,627	2,613,756
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(f)		553	506,281
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)		4,533	4,439,533
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A
2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(g)		1,505	1,433,065
Series 2019-2R, Class A
2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(f)		2,969	2,862,953
Series 2019-3R, Class A
2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(f)		872	840,685
Series 2020-1R, Class A
2.496% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(f)		3,528	3,396,149
Radnor Re Ltd.
Series 2019-1, Class M1B
2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		2,657	2,615,283
Series 2019-2, Class M1B
1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		4,356	4,321,701
Series 2020-1, Class M1A
1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		1,924	1,916,963
RMIR M1C Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		3,672	3,672,203

10	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(f)	U.S.$	2,484	$2,276,949
Series 2015-WF1, Class 2M2
5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(f)		802	739,903

			147,961,499

Agency Floating Rate–1.2%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
5.948% (6.10%–LIBOR 1 Month), 12/15/2044(c)(h)		13,908	2,897,783
Series 4585, Class DS
5.848% (6.00%–LIBOR 1 Month), 05/15/2046(c)(h)		7,735	1,861,093
Series 4693, Class SL
5.998% (6.15%–LIBOR 1 Month), 06/15/2047(c)(h)		5,357	1,215,920
Series 4931, Class SJ
5.898%, 11/25/2049(c)(h)		24,355	4,020,901
Series 4954, Class SL
5.898% (6.05%–LIBOR 1 Month), 02/25/2050(c)(h)		4,710	854,606
Series 4981, Class HS
5.948%, 06/25/2050(c)(h)		44,182	8,020,556
Federal National Mortgage Association REMICs
Series 2011-131, Class ST
6.392% (6.54%–LIBOR 1 Month), 12/25/2041(c)(h)		7,640	1,794,270
Series 2014-17, Class SA
5.902% (6.05%–LIBOR 1 Month), 04/25/2044(c)(h)		13,507	3,445,917
Series 2015-26, Class SH
6.302% (6.45%–LIBOR 1 Month), 05/25/2045(c)(h)		10,762	2,301,487
Series 2016-106, Class ES
5.852% (6.00%–LIBOR 1 Month), 01/25/2047(c)(h)		6,182	1,140,566
Series 2017-16, Class SG
5.902% (6.05%–LIBOR 1 Month), 03/25/2047(c)(h)		13,016	2,604,134
Series 2017-62, Class AS
6.002% (6.15%–LIBOR 1 Month), 08/25/2047(c)(h)		8,635	1,587,306
Series 2017-81, Class SA
6.052% (6.20%–LIBOR 1 Month), 10/25/2047(c)(h)		13,079	2,901,826
Series 2017-97, Class SW
6.052% (6.20%–LIBOR 1 Month), 12/25/2047(c)(h)		10,187	2,616,132

Principal Amount (000)			U.S. $ Value
Government National Mortgage Association
Series 2017-122, Class SA
6.044% (6.20%–LIBOR 1 Month), 08/20/2047(c)(h)	U.S.$	10,179	$2,090,970
Series 2017-134, Class MS
6.044% (6.20%–LIBOR 1 Month), 09/20/2047(c)(h)		10,261	2,247,611
Series 2017-43, Class ST
5.944% (6.10%–LIBOR 1 Month), 03/20/2047(c)(h)		12,613	2,394,401

			43,995,479

Agency Fixed Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 5008, Class AI 3.50%, 09/25/2050(e)		15,137	2,434,841
Series 4941, Class IO 4.00%, 12/15/2047(e)		29,762	3,638,595
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.715%, 05/28/2035		1,605	1,499,851
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(e)		12,051	2,070,799

			9,644,086

Non-Agency Fixed Rate–0.2%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		440	400,568
Series 2006-24CB, Class A16
5.75%, 08/25/2036		2,718	2,154,663
Series 2006-28CB, Class A14
6.25%, 10/25/2036		1,804	1,358,578
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		765	695,404
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		813	564,671
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,903	1,341,183

			6,515,067

Non-Agency Floating Rate–0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		1,454	1,454,272

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)		U.S. $ Value
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.338% (LIBOR 1 Month + 0.19%), 12/25/2036(c)	U.S.$	4,798	$2,493,928
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.398% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		1,187	1,041,049

			4,989,249

Total Collateralized Mortgage Obligations (cost $214,126,897)			213,105,380

INFLATION-LINKED SECURITIES–3.4%
Canada–0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	6,925	6,340,247

Japan–0.9%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	3,572,913	33,793,021

United States–2.3%
U.S. Treasury Inflation Index
0.125%, 07/15/2026 (TIPS)	U.S.$	26,652	28,892,372
0.375%, 07/15/2025 (TIPS)		45,115	48,936,154
0.75%, 07/15/2028 (TIPS)		6,599	7,599,962

			85,428,488

Total Inflation-Linked Securities (cost $117,592,196)			125,561,756

ASSET-BACKED SECURITIES–2.0%
Autos-Fixed Rate–1.0%
Avis Budget Rental Car Funding AESOP LLC
Series 2016-1A, Class A
2.99%, 06/20/2022(a)		3,918	3,949,553
Series 2018-2A, Class A
4.00%, 03/20/2025(a)		6,700	7,166,892
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		2,790	2,837,652
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)		2,114	2,120,401
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		3,799	3,830,860
Flagship Credit Auto Trust
Series 2016-2, Class D
8.56%, 11/15/2023(a)		3,030	3,138,413

Principal Amount (000)			U.S. $ Value
Series 2016-4, Class D
3.89%, 11/15/2022(a)	U.S.$	3,395	$3,464,681
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)		1,899	1,912,488
Hertz Vehicle Financing II LP
Series 2017-1A, Class A
2.96%, 10/25/2021(a)		2,667	2,679,858
Series 2019-1A, Class A
3.71%, 03/25/2023(a)		2,510	2,514,021
Series 2019-2A, Class A
3.42%, 05/25/2025(a)		2,524	2,531,107
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		1,631	1,633,635

			37,779,561

Credit Cards-Fixed Rate–0.5%
World Financial Network Credit Card Master Trust
Series 2018-A, Class A
3.07%, 12/16/2024		8,300	8,377,279
Series 2018-B, Class M
3.81%, 07/15/2025		4,490	4,541,785
Series 2019-B, Class M
3.04%, 04/15/2026		5,000	5,160,413

			18,079,477

Other ABS-Fixed Rate–0.5%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		2,200	2,204,059
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	3,485,266
Marlette Funding Trust
Series 2018-4A, Class A
3.71%, 12/15/2028(a)		484	487,776
Series 2020-1A, Class A
2.24%, 03/15/2030(a)		1,048	1,055,930
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)		698	701,391
SoFi Consumer Loan Program LLC
Series 2017-1, Class A
3.28%, 01/26/2026(a)		88	88,198
Series 2017-2, Class A
3.28%, 02/25/2026(a)		172	172,450
Series 2017-5, Class A2
2.78%, 09/25/2026(a)		1,994	2,012,766
Series 2017-6, Class A2
2.82%, 11/25/2026(a)		1,793	1,805,703
SoFi Consumer Loan Program Trust
Series 2018-3, Class A2
3.67%, 08/25/2027(a)		2,682	2,708,565

12	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2019-3, Class A
2.90%, 05/25/2028(a)	U.S.$	2,494	$2,522,894

			17,244,998

Home Equity Loans-Floating Rate–0.0%
ABFC Trust Series 2003-WF1, Class A2 1.273% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		422	418,766
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.448% (LIBOR 1 Month + 0.30%), 04/25/2034(c)		4	3,593

			422,359

Total Asset-Backed Securities (cost $72,326,837)			73,526,395

EMERGING MARKETS-TREASURIES–1.6%
South Africa–1.6%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $54,529,942)	ZAR	1,065,732	58,069,628

CORPORATES-NON-INVESTMENT GRADE–1.4%

Financial Institutions–0.8%
Banking–0.8%
Credit Suisse Group AG
6.375%, 08/21/2026(a)(b)	U.S.$	611	651,760
7.50%, 07/17/2023–12/11/2023(a)(b)		8,565	9,103,695
Discover Financial Services Series D 6.125%, 06/23/2025(b)		10,467	11,056,501
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,204	6,546,213

			27,358,169

Industrial–0.6%
Capital Goods–0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		2,920	3,049,123

Communications-Media–0.0%
Ziggo BV 5.50%, 01/15/2027(a)		1,557	1,626,800

Consumer Cyclical-Automotive–0.1%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	746	877,464

Principal Amount (000)			U.S. $ Value
Ford Motor Credit Co. LLC 4.063%, 11/01/2024	U.S.$	3,400	$3,394,900

			4,272,364

Consumer Cyclical-Entertainment–0.2%
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(a)		2,355	2,626,390
11.50%, 06/01/2025(a)		4,243	4,918,316

			7,544,706

Consumer Cyclical-Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)		4,910	5,233,176

Energy–0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		2,143	1,716,586

			23,442,755

Total Corporates—Non-Investment Grade (cost $48,636,808)			50,800,924

COLLATERALIZED LOAN OBLIGATIONS–1.2%
CLO-Floating Rate–1.2%
Dryden CLO Ltd.
Series 2020-77A, Class A
2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)		3,905	3,919,406
Series 2020-78A, Class C
3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)		4,670	4,580,000
Series 2020-78A, Class D
4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)		2,130	2,010,066
Elevation CLO Ltd. Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		4,500	4,035,847
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		6,000	6,023,382
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)		2,090	2,065,146
Magnetite Ltd Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		10,257	10,285,006
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		6,200	6,216,207

Schedule of Investments—Intermediate Duration Portfolio	13

Principal Amount (000)			U.S. $ Value
SCFF I Ltd. Series 2020-1A, Class A2A 4.111% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)	U.S.$	2,770	$2,791,376
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		1,850	1,658,129

Total Collateralized Loan Obligations (cost $44,328,583)			43,584,565

GOVERNMENTS-SOVEREIGN BONDS–0.9%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031		2,490	2,543,535

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050		3,465	4,155,834

Mexico–0.1%
Mexico Government International Bond 3.90%, 04/27/2025		3,737	4,086,409

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		2,155	2,364,439

Saudi Arabia–0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)		6,160	6,583,500

United Arab Emirates–0.3%
Abu Dhabi Government International Bond
1.70%, 03/02/2031(a)		4,901	4,845,864
2.50%, 04/16/2025(a)		3,593	3,804,089
3.875%, 04/16/2050(a)		2,881	3,509,418

			12,159,371

Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		1,501	1,784,487

Total Governments—Sovereign Bonds (cost $30,904,256)			33,677,575

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.8%
United States–0.8%
Port Authority of New York & New Jersey
Series 2020A
1.086%, 07/01/2023		4,170	4,229,756

	Principal Amount (000)		U.S. $ Value
State Board of Administration Finance Corp.
Series 2020A
1.705%, 07/01/2027	U.S.$	6,821	$6,920,655
State of California
5.70%, 11/01/2021		5,440	5,753,344
Series 2010
7.625%, 03/01/2040		8,520	14,748,802

Total Local Governments—US Municipal Bonds (cost $25,377,009)			31,652,557

QUASI-SOVEREIGNS–0.7%

Quasi-Sovereign Bonds–0.7%
Chile–0.1%
Corp. Nacional del Cobre de Chile
3.15%, 01/14/2030(a)		3,460	3,674,087
3.75%, 01/15/2031(a)		209	232,513
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	220,750

			4,127,350

Indonesia–0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,207	2,408,389
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	4,060,031
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/2028(a)		2,363	2,763,233
6.15%, 05/21/2048(a)		900	1,158,093

			10,389,746

Malaysia–0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		1,474	1,890,530

Mexico–0.1%
Petroleos Mexicanos
6.75%, 09/21/2047		3,731	2,875,668
6.84%, 01/23/2030(a)		1,419	1,266,458

			4,142,126

Peru–0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		4,204	4,223,675

Total Quasi-Sovereigns (cost $23,116,624)			24,773,427

AGENCIES–0.6%
Agency Debentures–0.6%
Federal Home Loan Bank
1.875%, 07/07/2021		16,930	17,157,031
2.50%, 02/13/2024		6,170	6,636,637

Total Agencies (cost $23,079,533)			23,793,668

14	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value

EMERGING MARKETS-CORPORATE BONDS–0.5%

Industrial–0.5%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	3,620	$3,368,252

Capital Goods–0.2%
Cemex SAB de CV 7.375%, 06/05/2027(a)		1,019	1,097,972
Embraer Netherlands Finance BV
5.40%, 02/01/2027		4,960	4,684,100
6.95%, 01/17/2028(a)		1,797	1,816,192
Odebrecht Finance Ltd.
5.25%, 06/27/2029(a)(i)(j)		4,212	168,480
7.125%, 06/26/2042(a)(i)(j)		1,125	58,008

			7,824,752

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		825	810,047

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		1,272	1,315,327
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	390,570

			1,705,897

Transportation-Services–0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		3,438	3,600,231

			17,309,179

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		565	574,294

Total Emerging Markets—Corporate Bonds (cost $22,447,326)			17,883,473

EMERGING MARKETS-SOVEREIGNS–0.4%
Brazil–0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		4,600	4,641,400

Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		8,182	8,100,180

Company	Principal Amount (000)		U.S. $ Value
Egypt–0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a)	U.S.$	2,046	$2,092,674

Total Emerging Markets—Sovereigns (cost $14,803,080)			14,834,254

	Shares

COMMON STOCKS–0.1%

Financials–0.1%
Insurance–0.1%
Mt Logan Re Ltd. (Preference Shares)(g)(k)(l) (cost $2,813,000)		2,813	2,888,537

	Principal Amount (000)

SHORT-TERM INVESTMENTS–2.3%
U.S. Treasury Bill–2.2%
U.S. Treasury Bill Zero Coupon, 10/01/2020–11/12/2020 (cost $80,269,588)	U.S.$	80,270	80,269,423

Short-Term Municipal Notes–0.1%
New York–0.1%
New York State Dormitory Authority
(State of New York Pers Income Tax)
Series 2020B 5.00%, 03/31/2021 (cost $2,023,756)		1,980	2,027,579

Total Short-Term Investments (cost $82,293,344)			82,297,002

Total Investments—99.3% (cost $3,488,910,239)			3,672,607,735

Other assets less liabilities—0.7%			25,042,849

Net Assets—100.0%			$3,697,650,584

Schedule of Investments—Intermediate Duration Portfolio	15

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	1,170	December 2020	$187,108,594	$414,515
U.S. T-Note 2 Yr (CBT) Futures	6,672	December 2020	1,474,251,378	211,244
U.S. T-Note 10 Yr (CBT) Futures	493	December 2020	68,788,906	84,315
U.S. Ultra Bond (CBT) Futures	703	December 2020	155,934,187	(1,374,829)
Sold Contracts
10 Yr Canadian Bond Futures	195	December 2020	22,231,948	13,414
10 Yr Japan Bond (OSE) Futures	20	December 2020	28,845,588	(65,513)
Long Gilt Futures	928	December 2020	162,984,113	106,926
U.S. T-Note 5 Yr (CBT) Futures	1,820	December 2020	229,376,875	(263,840)

				$(873,768)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	1,036,365	USD	61,978	11/27/2020	$512,837
Barclays Bank PLC	USD	53,994	JPY	5,719,136	10/08/2020	237,047
Barclays Bank PLC	MYR	38,425	USD	9,133	10/27/2020	(109,710)
BNP Paribas SA	AUD	202,348	USD	145,007	10/29/2020	66,753
Citibank, NA	CNY	504,696	USD	74,235	10/21/2020	(142,970)
Citibank, NA	USD	5,138	ZAR	86,865	11/27/2020	13,580
Deutsche Bank AG	CAD	8,572	USD	6,432	10/09/2020	(5,975)
Goldman Sachs Bank USA	USD	20,443	JPY	2,165,727	10/08/2020	92,893
Goldman Sachs Bank USA	CAD	94,308	USD	72,350	10/09/2020	1,521,904
Goldman Sachs Bank USA	KRW	32,415,488	USD	27,402	11/16/2020	(398,405)
Goldman Sachs Bank USA	USD	27,217	CNY	189,803	11/16/2020	703,271
HSBC Bank USA	USD	64,565	EUR	54,917	10/15/2020	(160,209)
HSBC Bank USA	USD	21,954	KRW	25,530,456	11/10/2020	(58,197)
JPMorgan Chase Bank, NA	CAD	8,984	USD	6,699	10/09/2020	(47,668)
Morgan Stanley Capital Services, Inc.	JPY	3,756,361	USD	35,608	10/08/2020	(11,374)
Morgan Stanley Capital Services, Inc.	USD	34,545	EUR	29,049	10/15/2020	(477,848)
Morgan Stanley Capital Services, Inc.	USD	51,974	KRW	60,430,675	11/10/2020	(147,585)
Natwest Markets PLC	GBP	1,742	USD	2,244	11/19/2020	(5,286)
Standard Chartered Bank	KRW	54,162,634	USD	45,805	11/16/2020	(646,949)
Standard Chartered Bank	USD	45,526	CNY	316,861	11/16/2020	1,084,497
State Street Bank & Trust Co.	USD	17	JPY	1,786	10/08/2020	15
State Street Bank & Trust Co.	EUR	4,345	USD	5,139	10/15/2020	43,295
State Street Bank & Trust Co.	USD	4,350	EUR	3,715	10/15/2020	6,035
State Street Bank & Trust Co.	USD	765	EUR	644	10/15/2020	(10,035)
State Street Bank & Trust Co.	USD	44	SEK	403	10/16/2020	881
State Street Bank & Trust Co.	AUD	5,319	USD	3,738	10/29/2020	(72,021)
UBS AG	AUD	6,473	USD	4,665	10/29/2020	28,973
UBS AG	USD	2,500	AUD	3,385	10/29/2020	(76,064)

						$1,941,685

16	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	3.83%	USD	28,982	$(1,515,066)	$(1,474,813)	$(40,253)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.50	EUR	24,872	(1,887,882)	(2,479,969)	592,087
Sale Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	28,982	1,454,205	1,534,643	(80,438)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.50	EUR	24,872	1,896,406	1,855,905	40,501

						$(52,337)	$(564,234)	$511,897

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/Semi-Annual	$2,221,301	$824	$2,220,477
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/Annual	(940,110)	764	(940,874)
CAD	414,580	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/Semi-Annual	(736,208)	(4,148)	(732,060)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	(1,994,446)	—	(1,994,446)

						$(1,449,463)	$(2,560)	$(1,446,903)

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	3,618	$950,750	$283,315	$667,435
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	7,235	1,901,237	533,432	1,367,805
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	7,235	1,901,238	515,267	1,385,971
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	8,912	2,341,925	613,277	1,728,648
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,797	1,260,172	990,844	269,328
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,752	1,249,538	948,703	300,835
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	11,881	3,124,109	2,393,499	730,610

Schedule of Investments—Intermediate Duration Portfolio	17

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	9.63%	USD	23,761	$6,245,975	$4,877,086	$1,368,889
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,452	1,170,283	907,148	263,135
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,453	1,170,545	908,053	262,492
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	1,786	469,332	119,585	349,747
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	1,787	469,593	119,651	349,942
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	1,867	490,616	127,810	362,806
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,173	1,096,943	733,430	363,513
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	2,550	669,885	521,285	148,600
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,452	1,170,282	920,843	249,439
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	2,226	585,141	437,639	147,502
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,526	(509,048)	(190,165)	(318,883)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	2,520	(840,630)	(283,357)	(557,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	3,618	(1,206,905)	(406,820)	(800,085)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	7,235	(2,413,476)	(795,557)	(1,617,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	5,040	(1,681,260)	(543,314)	(1,137,946)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,772	(591,109)	(220,820)	(370,289)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	2,481	(827,621)	(309,174)	(518,447)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,797	(599,449)	(231,310)	(368,139)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	3,400	(1,134,467)	(402,696)	(731,771)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,020	(340,340)	(120,809)	(219,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,082	(360,848)	(108,091)	(252,757)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	995	(331,833)	(150,028)	(181,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	20,000	(6,670,001)	(1,555,747)	(5,114,254)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,998	(666,499)	(211,153)	(455,346)

18	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,955	$(651,993)	$(260,707)	$(391,286)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,870	(623,645)	(243,588)	(380,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	305	(101,717)	(48,252)	(53,465)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,038	(679,673)	(298,314)	(381,359)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,257	(419,314)	(161,879)	(257,435)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	8,500	(2,834,750)	(577,216)	(2,257,534)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,023	(1,675,171)	(319,155)	(1,356,016)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,438	(1,146,573)	(322,175)	(824,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,776	(592,296)	(144,464)	(447,832)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,375	(458,562)	(109,517)	(349,045)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,204	(735,034)	(321,145)	(413,889)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,160	(720,360)	(126,349)	(594,011)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1	(334)	(123)	(211)
Deutsche Bank AG
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	7,805	(996,439)	(149,960)	(846,479)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,613	(537,935)	(130,311)	(407,624)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,727	(575,954)	(213,743)	(362,211)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,496	(498,916)	(185,153)	(313,763)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	345	(115,058)	(39,721)	(75,337)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4,586	(1,529,431)	(323,149)	(1,206,282)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,315	(1,105,552)	(372,283)	(733,269)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,315	(1,105,553)	(372,429)	(733,124)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,455	(818,743)	(259,768)	(558,975)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,982	(660,997)	(299,246)	(361,751)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	148	(49,358)	(22,078)	(27,280)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,342	(1,781,557)	(604,138)	(1,177,419)

Schedule of Investments—Intermediate Duration Portfolio	19

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020		Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	2,418	$(806,403)	$(323,217)	$(483,186)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,355	(785,392)	(383,494)	(401,898)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,687	(562,614)	(270,818)	(291,796)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,647	(549,274)	(172,346)	(376,928)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	640	(213,440)	(74,249)	(139,191)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	616	(205,436)	(77,207)	(128,229)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,317	(439,219)	(125,853)	(313,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	308	(102,718)	(29,511)	(73,207)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,630	(1,210,605)	(437,242)	(773,363)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,260	(420,210)	(153,110)	(267,100)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	323	(107,720)	(30,958)	(76,762)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,997	(666,000)	(138,313)	(527,687)

						$(18,389,868)	$2,300,645	$(20,690,513)

* Termination date

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $679,645,735 or 18.4% of net assets.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	IO—Interest Only.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398%, 11/25/2024	11/06/2015	$549,166	$506,281	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102%, 11/15/2026	11/16/2015	2,459,801	1,980,717	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	2,969,000	2,862,953	0.08%

20	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	$871,501	$840,685	0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.496%, 02/27/2023	02/11/2020	3,528,088	3,396,149	0.09%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	574,294	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	2,484,059	2,276,949	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	797,880	739,903	0.02%

(g) Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd.(Preference Shares)	12/30/2014	$2,813,000	$2,888,537	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	03/21/2019	1,504,602	1,433,065	0.04%

(h)	Inverse interest only security.
(i)	Non-income producing security.
(j)	Defaulted.
(k)	Fair valued by the Adviser.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

KRW—South Korean Won

MYR—Malaysian Ringgit

SEK—Swedish Krona

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

Schedule of Investments—Intermediate Duration Portfolio	21

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2020

Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–68.1%
United States–68.1%
U.S. Treasury Notes
0.125%, 08/31/2022	U.S.$	40,553	$40,553,000
1.125%, 09/30/2021–02/28/2025		7,280	7,361,095
1.375%, 01/31/2021(a)		11,911	11,959,389
1.50%, 08/31/2021		13,536	13,705,200
1.625%, 06/30/2021–08/15/2022		13,944	14,209,699
2.00%, 01/15/2021–02/15/2022		9,706	9,819,689
2.25%, 03/31/2021–04/30/2021		15,723	15,900,293
2.375%, 04/15/2021		14,135	14,305,062
2.50%, 01/31/2021–02/28/2021		27,888	28,117,835
2.875%, 11/15/2021		6,713	6,918,173
3.625%, 02/15/2021		4,607	4,666,747

Total Governments—Treasuries (cost $166,069,810)			167,516,182

CORPORATES-INVESTMENT GRADE–7.1%

Industrial–3.7%
Capital Goods–0.4%
Boeing Co. (The) 2.30%, 08/01/2021		610	614,044
John Deere Capital Corp. 3.20%, 01/10/2022		236	244,595

			858,639

Consumer Cyclical-Automotive–0.5%
General Motors Financial Co., Inc. 5.20%, 03/20/2023		274	297,260
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	611,389
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(b)		246	254,344

			1,162,993

Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	391,510
3.20%, 08/08/2024		227	229,359

			620,869

Consumer Cyclical-Retailers–0.2%
Ralph Lauren Corp. 1.70%, 06/15/2022		411	418,772

Consumer Non-Cyclical–1.2%
BAT International Finance PLC 1.668%, 03/25/2026		740	742,375

Principal Amount (000)			U.S. $ Value

Biogen, Inc. 4.05%, 09/15/2025	U.S.$	600	$683,406
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	908,119
Royalty Pharma PLC 0.75%, 09/02/2023(b)		735	733,648

			3,067,548

Energy–0.6%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	479,919
Enterprise Products Operating LLC 2.80%, 02/15/2021		400	403,892
Marathon Petroleum Corp. 4.50%, 05/01/2023		372	401,492
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		290	296,679

			1,581,982

Technology–0.4%
Infor, Inc. 1.45%, 07/15/2023(b)		157	159,162
International Business Machines Corp. 2.85%, 05/13/2022		675	702,331
Leidos, Inc. 2.95%, 05/15/2023(b)		137	144,139

			1,005,632

Transportation-Airlines–0.1%
Southwest Airlines Co. 4.75%, 05/04/2023		126	134,429
5.25%, 05/04/2025		155	170,792

			305,221

Transportation-Services–0.0%
Aviation Capital Group LLC 3.875%, 05/01/2023(b)		53	52,474
5.50%, 12/15/2024(b)		65	66,969

			119,443

			9,141,099

Financial Institutions–3.4%
Banking–2.9%
Capital One Financial Corp. 2.60%, 05/11/2023		230	240,559
Citigroup, Inc. 3.106%, 04/08/2026		346	373,770
3.142%, 01/24/2023		650	670,696
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	314,805
Danske Bank A/S 3.244%, 12/20/2025(b)		525	559,078
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	379,172
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,037,620

22	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value

NatWest Markets PLC 3.625%, 09/29/2022(b)	U.S.$	825	$866,357
PNC Bank NA 0.508% (LIBOR 3 Month + 0.25%), 01/22/2021(c)		875	875,630
Royal Bank of Canada Series G 1.60%, 04/17/2023		572	587,261
UBS AG/London 1.75%, 04/21/2022(b)		212	215,884
Westpac Banking Corp. 2.65%, 01/25/2021		1,002	1,009,385

			7,130,217

Insurance–0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	671,710

REITS–0.2%
WP Carey, Inc. 4.60%, 04/01/2024		550	609,890

			8,411,817

Total Corporates—Investment Grade (cost $16,967,730)			17,552,916

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.7%
Non-Agency Fixed Rate CMBS–3.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	163,784
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	622,055
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	364,831
Series 2013-GC11, Class XA 1.516%, 04/10/2046(d)		8,468	234,292
Series 2013-GC15, Class C 5.355%, 09/10/2046		516	533,620
Series 2015-GC29, Class A2 2.674%, 04/10/2048		14	14,008
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.482%, 01/10/2046(d)		2,326	53,547
Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	820,291
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.639%, 02/10/2046(d)		7,677	237,510
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	767,021
Series 2011-GC5, Class D 5.555%, 08/10/2044(b)		40	31,844

Principal Amount (000)			U.S. $ Value

Series 2012-GC6, Class B 5.839%, 01/10/2045(b)	U.S.$	450	$460,334
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	516,942
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	535,592
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	547,370
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.841%, 11/15/2043(b)		546	327,485
Series 2012-C8, Class C 4.778%, 10/15/2045(b)		355	303,532
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.984%, 09/15/2047(d)		10,148	276,147
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		525	533,887
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.675%, 09/15/2047(b)		100	100,290
Series 2011-C3, Class C 5.419%, 07/15/2049(b)		250	233,957
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A3 2.533%, 12/10/2045		612	615,827
Series 2013-C5, Class C 4.234%, 03/10/2046(b)		505	479,779
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,494
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 02/15/2044(b)		516	514,508
Series 2011-C3, Class C 5.335%, 03/15/2044 (b)		250	244,872
Series 2012-C10, Class XA 1.675%, 12/15/2045(b)(d)		1,074	30,746

			9,627,565

Non-Agency Floating Rate CMBS–1.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.152% (LIBOR 1 Month + 1.00%), 06/15/2035 (b)(c)		225	214,708
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(b)(c)		187	170,951
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)		180	162,859

Schedule of Investments—Short Duration Plus Portfolio	23

Principal Amount (000)			U.S. $ Value

DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)	U.S.$	297	$287,959
Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	674,998
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)		503	490,003
Series 2019-SMP, Class A 1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	241,305
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(b)(c)		70	63,938
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.202% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)		365	315,407
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(c)		270	265,323
Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	163,993
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(c)		859	614,452

			3,665,896

Agency CMBS–0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		803	829,839
Government National Mortgage Association Series 2006-51, Class IO 0.971%, 08/16/2046(d)		363	920

			830,759

Total Commercial Mortgage-Backed Securities (cost $14,878,965)			14,124,220

Principal Amount (000)			U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–3.8%
Risk Share Floating Rate–1.7%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(b)(c)	U.S.$	33	$32,515
Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		400	399,531
Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		260	253,862
Series 2020-2A, Class M1B 3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(c)		220	222,057
Eagle Re Ltd. Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	372,135
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		675	678,905
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		439	455,431
Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		128	130,336
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		30	30,218
Series 2016-C03, Class 2M2 6.048% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		287	302,764
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		163	166,216
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(c)		284	278,483
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		186	179,534
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		91	87,827
Radnor Re Ltd. Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	188,559

24	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)			U.S. $ Value

Series 2019-2, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)	U.S.$	222	$219,837
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(c)		185	184,032

			4,182,242

Agency Floating Rate–1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.652% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		468	472,167
Series 4286, Class VF 0.602% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		441	444,430
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.498% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		359	359,340
Series 2014-49, Class AF 0.476% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		529	528,558
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.715% (LIBOR 1 Month + 0.56%), 12/08/2020(c)		1,257	1,257,421

			3,061,916

Agency Fixed Rate–0.8%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		751	774,779
Series 4941, Class IO 4.00%, 12/15/2047(d)		2,256	275,835
Series 4976, Class MI 4.50%, 05/25/2050(d)		2,050	330,589
Series 5008, Class AI 3.50%, 09/25/2050(d)		2,218	356,695
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		172	175,876
Series 2015-72, Class PC 3.00%, 10/25/2043		156	156,679

			2,070,453

Non-Agency Floating Rate–0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		105	105,031

Total Collateralized Mortgage Obligations (cost $9,446,297)			9,419,642

Principal Amount (000)			U.S. $ Value

AGENCIES–3.6%
Agency Debentures–3.6%
Federal Home Loan Bank 1.375%, 02/17/2023	U.S.$	750	$771,038
2.50%, 02/13/2024		445	478,655
3.00%, 10/12/2021		1,450	1,492,383
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	2,001,356
Federal National Mortgage Association 2.50%, 02/05/2024		810	870,337
2.75%, 06/22/2021		2,217	2,258,968
2.875%, 10/30/2020		1,042	1,044,251

Total Agencies (cost $8,708,172)			8,916,988

ASSET-BACKED SECURITIES–3.2%
Autos-Fixed Rate–2.1%
AmeriCredit Automobile Receivables Trust Series 2019-1, Class A2A 2.93%, 06/20/2022		70	70,563
Series 2020-1, Class A2A 1.10%, 03/20/2023		771	774,049
Chase Auto Credit Linked Notes Series 2020-1, Class C 1.389%, 01/25/2028(b)		750	750,686
CPS Auto Receivables Trust 2020-C Series 2020-C, Class B 1.01%, 01/15/2025(b)		603	603,456
Exeter Automobile Receivables Trust Series 2019-3A, Class B 2.58%, 08/15/2023(b)		520	525,126
Series 2020-3A, Class C 1.32%, 07/15/2025		477	478,173
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		245	246,911
Flagship Credit Auto Trust Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	611,170
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(b)		607	611,311
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		215	215,801
Series 2019-2A, Class A 3.42%, 05/25/2025(b)		195	195,906

			5,083,152

Credit Cards-Fixed Rate–0.6%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 08/15/2024		935	935,692
Series 2018-A, Class A 3.07%, 12/16/2024		590	595,493

			1,531,185

Schedule of Investments—Short Duration Plus Portfolio	25

Principal Amount (000)			U.S. $ Value

Other ABS-Fixed Rate–0.5%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)	U.S.$	100	$99,579
Marlette Funding Trust Series 2019-1A, Class A 3.44%, 04/16/2029(b)		177	178,919
Series 2019-3A, Class A 2.69%, 09/17/2029(b)		197	198,601
Series 2020-1A, Class A 2.24%, 03/15/2030(b)		121	122,150
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		86	86,505
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(b)		17	16,987
Series 2017-5, Class A2 2.78%, 09/25/2026(b)		149	150,782
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(b)		102	103,450
Series 2019-3, Class A 2.90%, 05/25/2028(b)		192	194,069

			1,151,042

Total Asset-Backed Securities (cost $7,710,146)			7,765,379

INFLATION-LINKED SECURITIES–2.0%
United States–2.0%
U.S. Treasury Inflation Index 0.125%, 10/15/2024 (TIPS) (cost $4,941,115)		4,645	4,925,523

MORTGAGE PASS-THROUGHS–1.3%
Agency Fixed Rate 30-Year–1.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		1,352	1,460,071
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		972	1,120,328
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		45	52,676
Series 2009 5.00%, 10/15/2039		366	416,661

			3,049,736

Principal Amount (000)			U.S. $ Value

Agency Fixed Rate 15-Year–0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025	U.S.$	80	$83,356
6.50%, 03/01/2026		106	111,963
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		1	712

			196,031

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 2.167% (LIBOR 6 Month + 1.31%), 01/01/2037(c)		1	1,532

Total Mortgage Pass-Throughs (cost $3,112,632)			3,247,299

COLLATERALIZED LOAN OBLIGATIONS–0.9%
CLO-Floating Rate–0.9%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(b)(c)		275	276,015
Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	313,833
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	236,621
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(b)(c)		404	405,755
Magnetite Ltd Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(b)(c)		472	472,937
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(b)(c)		418	419,216
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	116,517

Total Collateralized Loan Obligations (cost $2,268,933)			2,240,894

26	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.3%
United States–0.3%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023	U.S.$	280	$284,012
State of California 5.70%, 11/01/2021		350	370,160

Total Local Governments—US Municipal Bonds (cost $649,439)			654,172

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,040)		516	536,479

GOVERNMENTS-SOVEREIGN BONDS–0.2%
United Arab Emirates–0.2%
Abu Dhabi Government International Bond 0.75%, 09/02/2023(b) (cost $378,126)		379	378,610

	Principal Amount (000)		U.S. $ Value

SHORT-TERM INVESTMENTS–3.2%
U.S. Treasury Bills–3.1%
U.S. Treasury Bill Zero Coupon, 10/01/2020–11/12/2020 (cost $7,584,314)	U.S.$	7,585	$7,584,353

Short-Term Municipal Notes–0.1%
New York–0.1%
New York State Dormitory Authority
(State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $137,983)		135	138,244

Total Short-Term Investments (cost $7,722,297)			7,722,597

Total Investments—99.6% (cost $243,368,702)			245,000,901

Other assets less liabilities—0.4%			893,656

Net Assets—100.0%			$245,894,557

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	11	December 2020	$1,759,141	$2,766
U.S. T-Note 2 Yr (CBT) Futures	397	December 2020	87,721,492	15,809
Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	1	December 2020	126,031	(17)

				$18,558

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	0.85%	USD	2,221	$15,787	$26,705	$(10,918)

* Termination date

Schedule of Investments—Short Duration Plus Portfolio	27

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	119	$31,271	$7,968	$23,303
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	118	31,009	7,901	23,108
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	113	29,695	7,736	21,959
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	147	38,629	11,511	27,118
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	295	77,521	21,750	55,771
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	295	77,522	21,010	56,512
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	363	95,391	24,980	70,411
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	308	80,963	62,807	18,156
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	308	80,963	62,759	18,204
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,194	313,863	245,076	68,787
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	597	156,981	120,269	36,712
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	239	62,846	47,715	15,131
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	241	63,311	49,780	13,531
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	289	75,968	50,793	25,175
Morgan Stanley & Co. International PLC
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	308	80,963	63,706	17,257
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	155	40,745	30,474	10,271
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	99	(33,025)	(12,337)	(20,688)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	376	(125,458)	(44,533)	(80,925)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	113	(37,705)	(13,384)	(24,321)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	147	(49,025)	(22,165)	(26,860)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	24	(8,004)	(3,797)	(4,207)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	147	(49,037)	(16,529)	(32,508)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	295	(98,407)	(32,438)	(65,969)

28	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	118	$(39,363)	$(14,705)	$(24,658)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	165	(55,042)	(20,562)	(34,480)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	117	(39,029)	(15,060)	(23,969)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	23	(7,672)	(2,909)	(4,763)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	750	(250,125)	(90,507)	(159,618)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	607	(202,435)	(48,347)	(154,088)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	504	(168,084)	(32,023)	(136,061)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	860	(286,810)	(58,401)	(228,409)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	209	(69,701)	(12,225)	(57,476)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	132	(44,022)	(10,514)	(33,508)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	168	(56,028)	(13,666)	(42,362)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	330	(110,055)	(30,924)	(79,131)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	445	(148,408)	(31,357)	(117,051)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	499	(166,416)	(40,313)	(126,103)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	58	(19,348)	(7,306)	(12,042)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	160	(53,360)	(24,157)	(29,203)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	133	(44,356)	(21,351)	(23,005)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	186	(62,031)	(30,289)	(31,742)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	40	(13,340)	(5,013)	(8,327)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	402	(134,067)	(48,422)	(85,645)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	139	(46,357)	(16,891)	(29,466)
CDX-CMBX.NA.BBB- Series 9, 09/17/2058*	3.00	Monthly	9.63	USD	128	33,625	26,166	7,459

						$(1,045,444)	$142,276	$(1,187,720)

* Termination date

Schedule of Investments—Short Duration Plus Portfolio	29

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $23,138,578 or 9.4% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(d)	IO—Interest Only.
(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	$186,185	$179,534	0.07%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	91,047	87,827	0.04%

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

NCUA—National Credit Union Administration

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

TIPS—Treasury Inflation Protected Security

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

SCB–TAX–1944–0920

Sanford C. Bernstein Fund, Inc.

September 30, 2020

Schedule of Investments To the Annual Report
For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Short Duration Diversified Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio and Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Municipal Portfolios of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (four of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2020, the statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2020 Annual Report for the Fixed Income Municipal Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2020

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.1%

Long-Term Municipal Bonds–91.6%
Alabama–2.7%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$5,000	$5,726,300

Arizona–0.2%
City of Phoenix Civic Improvement Corp. 5.00%, 07/01/2021	420	435,238

Arkansas–3.5%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	7,255	7,356,425

California–4.3%
Los Angeles Unified School District/CA Series 2020R 5.00%, 07/01/2023	1,915	2,167,837
San Francisco Intl Airport Series 2019H 5.00%, 05/01/2024	1,890	2,169,607
State of California 5.00%, 03/01/2022	3,540	3,783,977
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 2.40%, 10/01/2049	910	910,810

		9,032,231

Colorado–1.5%
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2026	1,885	2,330,162
Vauxmont Metropolitan District AGM 5.00%, 12/01/2021–12/15/2022	670	711,637

		3,041,799

District of Columbia–5.7%
District of Columbia (District of Columbia Fed Hwy Grant) 5.00%, 12/01/2023–12/01/2024	3,055	3,527,807
Principal Amount (000)		U.S. $ Value
Metropolitan Washington Airports Authority Series 2020A 5.00%, 10/01/2024	$7,230	$8,448,689

		11,976,496

Florida–8.4%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 4.00%, 12/15/2023(a)	365	380,023
County of Osceola FL Transportation Revenue Series 2020A 5.00%, 10/01/2021–10/01/2022	510	538,235
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)	6,385	6,385,000
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	30	30,333
Series 2010A-2 6.125%, 05/01/2035	55	55,677
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	500	500,535
State of Florida 5.00%, 07/01/2022	8,485	9,198,080
Village Community Development District No. 13 2.625%, 05/01/2024	500	506,640

		17,594,523

Georgia–2.7%
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2023(b)	1,200	1,311,072
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013A 1.50%, 01/01/2039	2,150	2,162,642
State of Georgia Series 2016E 5.00%, 12/01/2021	2,110	2,229,721

		5,703,435

Guam–0.4%
Antonio B Won Pat International Airport Authority Series 2019A 5.00%, 10/01/2022	875	900,935

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Illinois–7.9%
Chicago Board of Education Series 2017D 5.00%, 12/01/2020	$1,000	$1,006,450
City of Chicago IL Series 2020A 5.00%, 01/01/2025	1,000	1,060,990
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020B 5.00%, 05/15/2050(b)	2,025	2,461,549
Madison County Community Unit School District No. 7 Edwardsville BAM Series 2017 4.00%, 12/01/2020	1,825	1,835,932
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022	4,945	5,304,848
Sales Tax Securitization Corp. Series 2020A 5.00%, 01/01/2026	2,740	3,217,472
State of Illinois Series 2017D 5.00%, 11/01/2021	1,690	1,735,461

		16,622,702

Indiana–2.1%
Indiana Finance Authority (Indiana Finance Authority State Revolving Fund) 5.00%, 02/01/2023	3,950	4,394,573

Iowa–0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	835	846,264

Kentucky–7.1%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015A 5.00%, 09/01/2023	1,000	1,117,530
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2024	1,000	1,099,670
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,800	6,403,142
Louisville & Jefferson County Metropolitan Sewer District 5.00%, 05/15/2022	4,505	4,855,219
Principal Amount (000)		U.S. $ Value
Series 2016C 5.00%, 05/15/2021	$1,470	$1,514,129

		14,989,690

Louisiana–0.2%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	100	109,396
6.10%, 06/01/2038–12/01/2040(a)	205	242,099

		351,495

Maryland–1.0%
State of Maryland Department of Transportation Series 2016 5.00%, 11/01/2021	1,930	2,031,016

Massachusetts–0.4%
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2020C 5.00%, 10/01/2022–10/01/2025	795	895,732

Michigan–2.7%
City of Detroit MI 5.00%, 04/01/2021–04/01/2023	2,470	2,532,060
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006D 0.798% (LIBOR 3 Month + 0.60%), 07/01/2032(c)	1,530	1,458,993
NATL Series 2005B 5.50%, 07/01/2021	1,690	1,752,800

		5,743,853

Missouri–1.1%
Missouri State Environmental Improvement & Energy Resources Authority Series 2010B 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,205	2,231,416

Nebraska–0.5%
Central Plains Energy Project (Royal Bank of Canada) 4.00%, 12/01/2049	810	930,965

Nevada–1.9%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	190	188,799
Clark County Water Reclamation District 5.00%, 07/01/2021	2,765	2,865,536

2	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	$1,000	$1,000,000

		4,054,335

New Jersey–2.2%
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) 1.20%, 11/01/2034	4,000	4,059,320
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2024	490	557,155

		4,616,475

New Mexico–0.3%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) 2.25%, 05/15/2024	600	582,654

New York–7.4%
Metropolitan Transportation Authority Series 2018C 5.00%, 09/01/2021	3,500	3,567,655
Series 2019D 5.00%, 09/01/2022	1,635	1,689,772
Series 2020A 5.00%, 02/01/2023	925	953,657
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2019A 5.00%, 03/01/2022	1,555	1,623,824
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2019A 5.00%, 05/01/2021	5,015	5,155,169
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017B 5.00%, 02/15/2023	1,335	1,484,734
Syracuse Industrial Development Agency (Syracuse Industrial Development Agency Lease) Series 2020A 4.00%, 05/01/2022	1,060	1,124,925

		15,599,736

Principal Amount (000)		U.S. $ Value
Ohio–1.8%
Buckeye Tobacco Settlement Financing Authority 1.85%, 06/01/2029	$450	$454,140
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2021–12/01/2022	445	473,773
State of Ohio (State of Ohio Department of Transportation) Series 20192 4.00%, 12/15/2021	2,000	2,090,760
5.00%, 12/15/2022	680	751,760

		3,770,433

Oklahoma–0.9%
Comanche County Memorial Hospital 5.00%, 07/01/2022	135	143,139
Oklahoma County Finance Authority (Oklahoma County Independent School District No 52 Midwest City-Del City) Series 2018 5.00%, 10/01/2021	1,500	1,569,690
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	100	99,851

		1,812,680

Pennsylvania–6.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(a)	535	563,820
Commonwealth Financing Authority (Commonwealth Financing Authority State Lease) Series 2018 5.00%, 06/01/2021	1,535	1,580,605
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2022	170	181,582
Pennsylvania Infrastructure Investment Authority (Pennsylvania Infrastructure Investment Authority SRF) Series 2018A 5.00%, 01/15/2021	4,390	4,451,109

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Pennsylvania Intergovernmental Cooperation Authority (Pennsylvania Intergovernmental Cooperation Authority State Lease) 5.00%, 06/15/2021	$2,380	$2,459,159
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	879,040
Philadelphia Authority for Industrial Development (St Joseph’s University) 4.00%, 11/01/2021–11/01/2024	970	1,057,360
5.00%, 11/01/2025–11/01/2026	1,850	2,245,022

		13,417,697

Tennessee–0.9%
County of Shelby TN Series 2019B 5.00%, 04/01/2021	1,910	1,956,222

Texas–2.8%
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) 5.00%, 06/01/2024	1,000	1,157,030
Houston Independent School District 4.00%, 06/01/2029	2,030	2,216,760
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,457,106

		5,830,896

Virginia–4.7%
Virginia Beach Development Authority (City of Virginia Beach VA Lease) Series 2020B 5.00%, 08/01/2021	7,790	8,104,794
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2019B 5.00%, 02/01/2021	1,820	1,849,284

		9,954,078

Washington–7.1%
State of Washington 5.00%, 06/01/2024–06/01/2025(b)	4,500	5,302,600
Series 2019R 5.00%, 01/01/2023	3,015	3,341,676
Tobacco Settlement Authority/WA 5.00%, 06/01/2023	855	954,026
Principal Amount (000)		U.S. $ Value
University of Washington
Series 2018 5.00%, 04/01/2021	$5,055	$5,177,331
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	105	101,288

		14,876,921

Wisconsin–2.4%
State of Wisconsin Series 2015C 5.00%, 05/01/2022	3,985	4,290,649
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2023(a)	710	741,263
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	100	97,821

		5,129,733

Total Long-Term Municipal Bonds (cost $189,728,512)		192,406,948

Short-Term Municipal Notes–6.5%
California–0.5%
City of Los Angeles CA 4.00%, 06/24/2021	1,000	1,027,800

Pennsylvania–0.4%
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2021	400	409,776
Philadelphia Authority for Industrial Development (St Joseph’s University) 3.00%, 11/01/2020	400	400,724

		810,500

Texas–5.6%
City of Houston TX 3.00%, 06/30/2021	1,500	1,530,885
State of Texas 4.00%, 08/26/2021	10,000	10,342,600

		11,873,485

Total Short-Term Municipal Notes (cost $13,703,898)		13,711,785

Total Municipal Obligations (cost $203,432,410)		206,118,733

4	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–1.4%
United States–1.4%
U.S. Treasury Notes 0.25%, 07/31/2025 (cost $2,995,715)	$3,000	$2,997,656

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.8%
Investment Companies–2.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(d)(e)(f) (cost $5,848,897)	5,848,897	$5,848,897

Total Investments—102.3% (cost $212,277,022)		214,965,286

Other assets less liabilities—(2.3)%		(4,820,024)

Net Assets—100.0%		$210,145,262

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	425	01/15/2030	1.572%	CPI#	Maturity	$10,815	$—	$10,815
USD	425	01/15/2030	1.587%	CPI#	Maturity	10,112	—	10,112
USD	1,275	01/15/2030	1.714%	CPI#	Maturity	12,366	—	12,366
USD	1,275	01/15/2030	1.731%	CPI#	Maturity	9,945	—	9,945

						$43,238	$—	$43,238

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	172	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	$8,136	$—	$8,136
USD	388	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	19,353	—	19,353
USD	430	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	34,482	—	34,482
USD	430	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	34,603	—	34,603

						$96,574	$—	$96,574

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.120%	SIFMA	*	Quarterly/Quarterly	$(32,551)	$—	$(32,551)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA	*	Quarterly/Quarterly	(32,842)	—	(32,842)

								$(65,393)	$—	$(65,393)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $3,326,688 or 1.6% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(d)	Affiliated investments.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

SRF—State Revolving Fund

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2020

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.7%

Long-Term Municipal Bonds–97.9%
California–80.8%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2022	$1,000	$1,072,660
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	4,010,891
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2021–05/01/2024	4,050	4,331,627
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,727,498
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	13,127,910
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,189,558
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/2025	4,710	5,278,732
California County Tobacco Securitization Agency Series 2020A 4.00%, 06/01/2037–06/01/2038	1,510	1,754,489
5.00%, 06/01/2027–06/01/2032	2,700	3,481,559
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,827,550
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027–11/15/2029	19,500	23,692,860
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2032	1,215	1,447,782

6	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2027–11/01/2032	$18,755	$22,401,890
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2023–11/15/2029	11,365	13,700,007
California Housing Finance Series 20192 4.00%, 03/20/2033	11,415	12,625,435
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(a)	6,000	6,000,000
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	10,650	10,987,498
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,951,750
Series 2018 5.00%, 10/01/2032	13,965	18,139,138
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,753,158
Series 2016B 5.00%, 07/01/2023	12,760	13,881,604
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 01/01/2030	1,000	1,186,960
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2023–12/31/2031	15,730	18,833,871
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	13,262,995
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024–07/01/2029(a)	4,735	5,551,420
Series 2012 5.00%, 07/01/2027(a)	3,825	4,037,899
Principal Amount (000)		U.S. $ Value
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	$1,450	$1,516,700
Series 2016A 5.00%, 06/01/2031(a)	1,000	1,073,780
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,632,663
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	11,220	13,131,551
Series 2014B 5.00%, 10/01/2029	4,445	5,228,876
Series 2017H 5.00%, 04/01/2030–04/01/2032	5,270	6,593,423
Series 2020B 5.00%, 03/01/2028	2,385	3,107,106
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	5,500	5,801,510
Series 2012A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	12,021,142
Series 2014A
5.00%, 11/01/2028	16,650	19,731,249
Series 2017A 5.00%, 11/01/2033	5,620	7,033,655
Series 2018A 5.00%, 11/01/2030	2,330	3,078,000
Series 2019A 5.00%, 11/01/2028–11/01/2030	5,140	6,921,976
Series 2020A 5.00%, 11/01/2029–11/01/2031	2,000	2,716,990
Series 2020D 1.49%, 11/01/2028	1,500	1,501,995
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2029	1,210	1,403,068
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020A 5.00%, 04/01/2027–04/01/2028	1,255	1,587,535
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	540	714,906
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(a)	675	696,998

Schedule of Investments—California Municipal Portfolio	7

Principal Amount (000)		U.S. $ Value
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2034	$4,500	$4,924,980
Series 2018A 5.00%, 12/01/2027–12/01/2033(a)	1,250	1,435,890
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024–07/01/2029(a)	1,065	1,069,399
City & County of San Francisco CA Series 2018C 5.00%, 06/15/2023–06/15/2025	7,330	8,495,991
Series 2018E 5.00%, 06/15/2023	1,490	1,685,324
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2021–09/01/2024	7,405	8,107,353
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2020–11/01/2023	9,255	9,877,659
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 06/01/2023	2,765	2,987,887
City of Los Angeles Department of Airports
4.00%, 05/15/2044	4,205	4,665,111
5.00%, 05/15/2030–05/15/2035	9,210	11,631,435
Series 2017A 5.00%, 05/15/2028–05/15/2029	4,015	4,913,535
Series 2018C 5.00%, 05/15/2025–05/15/2028	5,145	6,261,931
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2030	3,320	4,002,957
Series 2018A 5.00%, 08/01/2031	2,785	3,601,534
City of Riverside CA Sewer Revenue (Fiddyment Ranch Community Facilities District No.1) Series 2015A 5.00%, 08/01/2027	2,000	2,417,780
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2028–09/01/2030	2,305	2,786,649
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,170	1,352,766
Principal Amount (000)		U.S. $ Value
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	$11,320	$11,916,338
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2025	3,600	4,096,332
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 03/01/2022	3,000	3,204,990
Series 2017A 5.00%, 03/01/2030	1,250	1,557,288
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	4,430	5,201,529
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,120,450
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/2021	1,725	1,812,785
Desert Sands Unified School District Series 2015 5.00%, 08/01/2021	1,680	1,748,326
Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/2031	1,750	2,114,403
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,168,060
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	7,605	7,709,341
5.00%, 06/01/2030	8,510	10,547,379
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2021–09/01/2023	1,560	1,664,323
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,235,628

8	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Long Beach Unified School District Series 2010A 5.00%, 08/01/2025	$1,000	$1,003,930
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 07/01/2021	2,000	2,007,740
Los Angeles Department of Water Series 2012C 5.00%, 07/01/2023	1,540	1,670,607
Series 2018A 5.00%, 07/01/2031	1,345	1,736,731
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 07/01/2021	3,810	3,947,350
Series 2013A 5.00%, 07/01/2021–07/01/2023	4,005	4,328,330
Series 2013B 4.00%, 07/01/2021	2,480	2,550,903
Series 2014B 5.00%, 07/01/2026–07/01/2027	3,790	4,365,220
Series 2014C 5.00%, 07/01/2025–07/01/2026	21,670	25,483,150
Series 2015E 5.00%, 07/01/2025	820	964,837
Series 2018B 5.00%, 01/01/2022	1,050	1,108,937
Series 2019B 5.00%, 07/01/2023	14,750	16,684,462
Series 2019C 5.00%, 07/01/2038	6,215	8,055,324
Los Angeles Unified School District/CA Series 2014B 5.00%, 07/01/2021	5,470	5,668,014
Series 2014C 5.00%, 07/01/2027	10,365	12,111,088
Series 2015A 5.00%, 07/01/2021	1,140	1,181,268
Series 2016A 5.00%, 07/01/2021–07/01/2027	21,945	26,015,895
Series 2017A 5.00%, 07/01/2024	1,470	1,729,646
Series 2018B 5.00%, 07/01/2029	9,020	11,535,317
Series 2019A 5.00%, 07/01/2026	10,000	12,490,300
Series 2020R 5.00%, 07/01/2032	3,945	5,252,097
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2021–08/01/2022	2,100	2,088,803
Principal Amount (000)		U.S. $ Value
Metropolitan Water District of Southern California Series 1993A 5.75%, 07/01/2021 (Pre-refunded/ETM)	$710	$740,012
5.75%, 07/01/2021	165	171,948
Series 2020C 5.00%, 07/01/2039–07/01/2040	3,945	5,235,809
Middle Fork Project Finance Authority 5.00%, 04/01/2033–04/01/2035	3,900	4,688,054
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022–08/01/2023	4,950	5,480,639
Newport Mesa Unified School District 5.00%, 08/01/2021–08/01/2024	4,890	5,384,241
Northern California Power Agency Series 2012A 5.00%, 07/01/2025–07/01/2027	3,980	4,288,000
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2023	1,575	1,770,536
Series 2016 5.00%, 08/01/2030	1,420	1,719,819
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/2024	1,000	1,178,960
Peralta Community College District Series 2014A 5.00%, 08/01/2028	1,820	2,132,221
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 09/01/2027	2,785	3,427,722
Port of Los Angeles Series 2011B 5.00%, 08/01/2023	2,500	2,595,425
Series 2014A 5.00%, 08/01/2026–08/01/2027	2,565	2,964,927
Port of Oakland Series 2012P 5.00%, 05/01/2022–05/01/2025	16,945	18,156,555
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	4,149,233
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,061,979
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	380	381,554

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2024	$4,945	$5,093,301
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,248,931
Sacramento Municipal Utility District Series 2012Y 5.00%, 08/15/2025	4,555	4,960,076
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2024	630	631,002
San Bernardino Community College District Series 2013A 5.00%, 08/01/2021	1,000	1,040,670
San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	3,200	3,279,968
San Diego County Regional Airport Authority 5.00%, 07/01/2031–07/01/2035	9,715	12,626,151
San Diego County Water Authority Series 2015 5.00%, 05/01/2021	1,000	1,028,370
Series 2021A 5.00%, 05/01/2022–05/01/2030(b)	19,400	22,458,426
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue)
Series 2015 5.00%, 05/15/2022	4,785	5,161,867
San Diego Unified School District/CA Series 2019A 5.00%, 07/01/2021	8,525	8,834,287
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/2025	4,000	4,377,360
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2022–08/01/2024	2,500	2,685,700
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016B 5.00%, 08/01/2026	1,070	1,333,926
Principal Amount (000)		U.S. $ Value
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2021 (Pre-refunded/ETM)	$3,900	$4,007,172
Series 2011S 5.00%, 05/01/2025	2,145	2,199,740
5.00%, 05/01/2025 (Pre-refunded/ETM)	855	879,487
Series 2019A 5.00%, 05/01/2034	11,015	13,555,940
Series 2019E 5.00%, 05/01/2034–05/01/2036	10,110	12,390,114
Series 2019H 5.00%, 05/01/2027	5,500	6,810,650
San Joaquin Delta Community College District Series 2015A 5.00%, 08/01/2022	1,385	1,508,819
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 07/15/2022–07/15/2026	20,760	24,366,930
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029–09/01/2030	2,365	2,761,620
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/2020	1,675	1,681,583
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2030	1,030	1,203,092
Southwestern Community College District Series 2015 5.00%, 08/01/2022–08/01/2025	13,640	15,905,685
State of California 5.00%, 11/01/2028–04/01/2037	59,365	78,865,765
Series 2011 5.00%, 09/01/2021	1,175	1,227,358
Series 2013 5.00%, 10/01/2020–09/01/2028	22,890	24,069,614
Series 2014 5.00%, 12/01/2022–05/01/2029	18,665	20,999,430
Series 2015 5.00%, 03/01/2021	17,455	17,807,416
Series 2015B 5.00%, 09/01/2024	3,330	3,938,524

10	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017 5.00%, 08/01/2024	$5,540	$6,532,048
Series 2018 5.00%, 10/01/2022	5,000	5,481,300
Series 2018C 5.00%, 08/01/2027	6,060	7,810,916
AGM 5.25%, 08/01/2032	1,820	2,568,602
State of California Department of Water Resources Series 2011A 5.00%, 12/01/2020	1,745	1,758,943
5.00%, 12/01/2020 (Pre-refunded/ETM)	50	50,406
Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,691,099
Series 2020B 5.00%, 12/01/2026	3,625	4,650,150
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,698,956
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,419,027
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,758,664
BAM Series 2014 5.00%, 08/01/2028–08/01/2029	7,980	9,138,018
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 5.00%, 10/01/2031–10/01/2038	4,650	5,924,122
Turlock Irrigation District 5.00%, 01/01/2022–01/01/2036(b)	15,525	19,483,080
University of California Series 2009Q 5.25%, 05/15/2022	155	155,643
Series 2012G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,986,120
5.00%, 05/15/2025	5,375	5,791,294
Series 2013A 5.00%, 05/15/2021–05/15/2048	14,785	15,682,484
Series 2014A 5.00%, 05/15/2028	1,000	1,168,560
Series 2015A 5.00%, 05/15/2024	2,280	2,677,837
Series 2015I 5.00%, 05/15/2021	2,935	3,024,224
Series 2017A 5.00%, 05/15/2028–05/15/2031	6,465	8,238,157
Principal Amount (000)		U.S. $ Value
Series 2017M 5.00%, 05/15/2031	$4,000	$5,046,280
Series 2018O 4.00%, 05/15/2025	8,320	9,739,475
Series 2020B 5.00%, 05/15/2038	865	1,134,595
Vacaville Unified School District BAM Series 2015C 5.00%, 08/01/2022	1,000	1,089,400

		1,126,211,174

Alabama–3.4%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	16,575	18,249,738
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	24,615	27,258,159
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,380	2,558,690

		48,066,587

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	735	889,137

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,700	1,695,257

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,014,430
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	4,750	5,925,625

		8,940,055

Connecticut–0.7%
State of Connecticut Series 2018B 5.00%, 04/15/2026–04/15/2028	5,755	7,152,836
Series 2018D 5.00%, 04/15/2027	2,280	2,877,702

		10,030,538

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Florida–0.2%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026(a)	$100	$110,827
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2033	175	122,045
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	955	666,111
Miami-Dade County Expressway Authority Series 2013A 5.00%, 07/01/2021	1,280	1,317,709
New River Community Development District Series 2006B 5.00%, 05/01/2013(c)(d)(e)(f)	405	0
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	535	535,572

		2,752,264

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032–01/01/2036	2,300	2,860,967

Guam–0.6%
Territory of Guam 5.00%, 11/15/2031	130	136,283
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	1,860	2,098,967
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	5,240	5,804,481

		8,039,731

Illinois–4.0%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	6,000	6,582,900
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	900	998,413
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2028	2,185	2,280,266

Principal Amount (000)		U.S. $ Value
Series 2017B 5.00%, 12/15/2026	$3,250	$3,720,145
State of Illinois
Series 2006A 5.00%, 06/01/2021	1,000	1,018,660
Series 2012 5.00%, 08/01/2021	4,950	5,068,255
Series 2013 5.00%, 07/01/2022	405	423,039
Series 2014 5.00%, 02/01/2021	3,365	3,396,833
Series 2016 5.00%, 01/01/2021–11/01/2024	4,935	5,131,793
Series 2017D 5.00%, 11/01/2023–11/01/2024	13,465	14,245,127
Series 2018A 5.00%, 10/01/2023	8,050	8,531,229
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	3,994,809

		55,391,469

Iowa–0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	5,275	5,346,160

Kentucky–0.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	850	1,002,712
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,247,500
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2029	3,500	3,982,440
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,455	6,022,265

		12,254,917

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	185	202,383
6.10%, 06/01/2038–12/01/2040(a)	625	738,106

		940,489

12	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Massachusetts–0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2027	$1,055	$1,281,076

Michigan–0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	1,866,592

Missouri–0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025–03/01/2027	325	365,474

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	575	571,366
2.75%, 06/15/2028(a)	525	514,600

		1,085,966

New Jersey–2.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2029	8,070	9,370,544
Series 2018A 5.00%, 06/15/2028–06/15/2029	4,000	4,655,013
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 06/15/2021	2,870	2,951,192
Series 2018A 5.00%, 12/15/2034	5,905	6,799,785
Series 2019B 5.00%, 06/15/2030	3,225	3,802,888
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2021–06/01/2028	6,000	6,862,560

		34,441,982

New York–0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	735	728,635
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	220	234,361

		962,996

Principal Amount (000)		U.S. $ Value
Ohio–0.3%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2036	$1,175	$1,505,116
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	920	926,900
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	100,750
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,125	1,133,438

		3,666,204

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028–05/01/2033(a)	2,250	2,452,942
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022–07/01/2024	2,815	3,097,242

		5,550,184

Puerto Rico–0.4%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	740	821,333
AGC Series 2007C 5.50%, 07/01/2031	150	169,119
NATL Series 2005L 5.25%, 07/01/2035	3,675	3,766,287
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,421	1,312,038

		6,068,777

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	5,000	5,528,250

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
Tennessee–0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	$1,000	$1,247,500

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	3,205	3,389,640
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	1,530	1,804,559

		5,194,199

Washington–0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031	2,575	3,234,303

Wisconsin–0.7%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	3,695	3,995,336
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	5,335	5,885,199

		9,880,535

Total Long-Term Municipal Bonds (cost $1,305,079,816)		1,363,792,783

Short-Term Municipal Notes–2.8%
California–2.8%
City of Los Angeles CA 4.00%, 06/24/2021	13,510	13,885,578
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	23,745	24,420,070

Total Short-Term Municipal Notes (cost $38,276,158)		38,305,648

Total Municipal Obligations (cost $1,343,355,974)		1,402,098,431

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(g)	163	148,788

Principal Amount (000)		U.S. $ Value
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(g)	$201	$212,916
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(g)	241	249,064
Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(g)	217	223,434
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(g)	250	252,211
Series 2017-HQA1, Class M2 3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(g)	245	251,984
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(g)	541	561,381
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(g)	249	258,774
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(g)	184	184,915
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(g)	268	262,973
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(g)	100	100,668
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(g)	100	102,330
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(g)	131	138,118
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	617	623,583
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(g)	253	251,323
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(g)	246	242,716
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(g)	162	161,611
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(g)	133	138,010
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(g)	27	26,836

14	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(g)	$203	$210,602
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(g)	176	185,319

Total Collateralized Mortgage Obligations (cost $4,552,852)		4,787,556

Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,462,568)	$2,346	$2,741,888

Total Investments—101.2% (cost $1,350,371,394)		1,409,627,875

Other assets less liabilities—(1.2)%		(16,837,277)

Net Assets—100.0%		$1,392,790,598

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	15,980	01/15/2028	0.735%	CPI	#	Maturity	$1,344,994	$—	$1,344,994
USD	21,750	01/15/2028	1.230%	CPI	#	Maturity	929,622	—	929,622
USD	5,915	01/15/2030	1.572%	CPI	#	Maturity	150,523	—	150,523
USD	5,915	01/15/2030	1.587%	CPI	#	Maturity	140,738	—	140,738
USD	3,270	01/15/2030	1.714%	CPI	#	Maturity	31,716	—	31,716
USD	3,270	01/15/2030	1.731%	CPI	#	Maturity	25,507	—	25,507

							$2,623,100	$—	$2,623,100

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments madeby the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD 6,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	$254,305	$—	$254,305
USD 5,688	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	283,707	—	283,707

					$538,012	$—	$538,012

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	121	$(40,363)	$(11,863)	$(28,500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,399	(466,683)	(180,166)	(286,517)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1	(334)	(123)	(211)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	66	(22,017)	(6,531)	(15,486)

Schedule of Investments—California Municipal Portfolio	15

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	825	$(275,137)	$(81,732)	$(193,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,242	(414,311)	(119,884)	(294,427)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,076	(358,936)	(100,810)	(258,126)

						$(1,577,781)	$(501,109)	$(1,076,672)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	22,583	10/15/2020	2.208%	CPI	#	Maturity	$(344,996)	$—	$(344,996)
Barclays Bank PLC	USD	13,259	10/15/2020	2.210%	CPI	#	Maturity	(203,233)	—	(203,233)
Citibank, NA	USD	16,430	10/17/2020	2.220%	CPI	#	Maturity	(248,929)	—	(248,929)

								$(797,158)	$—	$(797,158)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA	*	Quarterly/Quarterly	$(695,629)	$—	$(695,629)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly/Quarterly	(701,868)	—	(701,868)

								$(1,397,497)	$—	$(1,397,497)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $38,500,370 or 2.8% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	Non-income producing security.
(f)	Defaulted matured security.
(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

16	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2020

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.5%

Long-Term Municipal Bonds–95.2%
Alabama–2.4%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,641,534
Alabama Public School & College Authority Series 2014B 5.00%, 01/01/2022	3,200	3,389,984
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	19,925	22,844,809
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	2,675	3,063,571
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	23,915	26,331,372
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	69,310	76,752,508
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	11,780	12,664,442
5.25%, 05/01/2044(a)	2,775	3,060,770

		149,748,990

Alaska–0.4%
Municipality of Anchorage AK Series 2015B 5.00%, 09/01/2022–09/01/2024	8,810	9,998,117
Series 2015C 5.00%, 09/01/2022–09/01/2024	7,370	8,365,879
State of Alaska Series 2016A 5.00%, 08/01/2024	5,265	6,199,011

		24,563,007

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	1,920	2,322,643

Schedule of Investments—Diversified Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Arizona–1.9%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 06/01/2025	$2,365	$2,533,010
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,694,886
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2023–12/01/2024	2,770	3,219,916
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 5.00%, 11/01/2034	1,000	1,282,760
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 07/01/2023–07/01/2024	16,955	19,348,465
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue Lease) 5.00%, 07/01/2030–07/01/2039	13,225	17,652,490
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020A 5.00%, 07/01/2030–07/01/2038	8,895	11,891,903
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2028	6,000	7,686,300
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,501,300
State of Arizona Lottery Revenue 5.00%, 07/01/2021–07/01/2027	30,105	35,424,761
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	9,215	9,189,290

		116,425,081

Arkansas–0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/2035	5,505	5,489,971

Principal Amount (000)		U.S. $ Value
California–5.1%
California Housing Finance Series 20192 4.00%, 03/20/2033	$10,899	$12,054,583
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	365	360,193
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/2028	1,225	1,443,687
City of Los Angeles Department of Airports Series 2018C 5.00%, 05/15/2036	5,840	7,017,052
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2033	5,230	6,809,983
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	10,965	11,115,440
5.00%, 06/01/2032	7,930	9,719,722
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027(b)	10,000	12,758,300
Series 2020R 5.00%, 07/01/2033	2,780	3,678,357
Metropolitan Water District of Southern California Series 2020A 5.00%, 07/01/2027	7,550	9,843,690
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	190	190,777
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2022 (Pre-refunded/ETM)	5,880	6,041,582
State of California 5.00%, 11/01/2030–04/01/2036	69,515	91,628,195
Series 2013 5.00%, 11/01/2024–11/01/2025	43,465	49,711,682
Series 2014 5.00%, 05/01/2025–05/01/2026	80,965	94,420,163

		316,793,406

Colorado–2.6%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	12,180	12,768,903
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2021–11/15/2023	19,685	19,792,646

18	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2012A 5.00%, 11/15/2022–11/15/2024	$6,630	$7,203,713
Series 2016A 5.00%, 11/15/2023	4,085	4,632,349
Series 2018A 5.00%, 12/01/2025–12/01/2032	71,120	88,186,716
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031–08/01/2035	5,265	6,548,083
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2027–11/01/2028	5,900	7,513,725
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 01/15/2021	2,800	2,803,024
5.25%, 01/15/2024–07/15/2024	7,745	7,754,914
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	1,000	1,065,600
5.00%, 12/01/2024–12/01/2050	2,030	2,500,341

		160,770,014

Connecticut–3.4%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2023–11/01/2028	2,420	2,772,775
Series 2017B 5.00%, 08/15/2025–08/15/2027	12,195	14,543,203
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	987,706
Series 2017C 5.00%, 08/15/2024–08/15/2028	8,950	10,550,424
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 07/01/2032	5,425	6,618,391
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 07/01/2026–07/01/2029	4,400	4,910,364
State of Connecticut Series 2013A 5.00%, 10/15/2021	3,370	3,537,354
Series 2014A 5.00%, 03/01/2028	6,360	7,237,553
Series 2015B 5.00%, 06/15/2032	7,345	8,578,960
Series 2015F 5.00%, 11/15/2027	1,570	1,891,379
Series 2016A 5.00%, 03/15/2024–03/15/2029	17,305	20,740,371
Series 2016B 5.00%, 05/15/2021	17,090	17,597,573
Principal Amount (000)		U.S. $ Value
Series 2016E 5.00%, 10/15/2024–10/15/2025	$20,025	$23,744,755
Series 2017A 5.00%, 04/15/2022	8,450	9,070,399
Series 2017B 5.00%, 04/15/2028	2,515	3,246,890
Series 2018C 5.00%, 06/15/2026	5,500	6,795,030
Series 2018D 5.00%, 04/15/2026	16,655	20,486,982
Series 2020A 5.00%, 01/15/2040	2,565	3,232,746
State of Connecticut Special Tax Revenue 4.00%, 05/01/2036	1,000	1,167,770
5.00%, 05/01/2028–05/01/2038	11,780	15,215,496
Series 2012 5.00%, 01/01/2022–01/01/2024	8,575	9,293,997
Town of Stratford CT BAM 5.00%, 01/01/2030–01/01/2033	13,370	16,288,091

		208,508,209

Delaware–0.1%
Delaware River & Bay Authority
Series 2014C 5.00%, 01/01/2026–01/01/2027	5,470	6,189,545
Delaware State Economic Development Authority (Newark Charter School, Inc.) 4.00%, 09/01/2030	575	661,325
5.00%, 09/01/2050	1,000	1,164,850

		8,015,720

District of Columbia–1.7%
District of Columbia
Series 2013A 5.00%, 06/01/2025–06/01/2027	59,115	66,482,696
District of Columbia (District of Columbia Pers Income Tax)
Series 2012C 5.00%, 12/01/2026	5,545	6,109,814
Metropolitan Washington Airports Authority
Series 2018A 5.00%, 10/01/2029	1,155	1,461,213
Series 2020A 5.00%, 10/01/2029–10/01/2034	26,400	34,111,299

		108,165,022

Florida–6.1%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2030(a)	510	556,986
Central Florida Expressway Authority
Series 2019B 5.00%, 07/01/2033	11,335	14,569,896

Schedule of Investments—Diversified Municipal Portfolio	19

Principal Amount (000)		U.S. $ Value
Citizens Property Insurance, Inc.
Series 2012A 5.00%, 06/01/2022	$27,105	$29,161,185
Series 2015A 5.00%, 06/01/2022	1,795	1,890,332
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group)
Series 2017 5.00%, 08/15/2031	5,000	6,098,950
City of Tampa FL (State of Florida Cigarette Tax Revenue)
Series 2020A
Zero Coupon, 09/01/2034–09/01/2035	1,300	851,988
City of Tampa FL Water & Wastewater System Revenue
Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	4,082,778
County of Broward FL Airport System Revenue
Series 2019A 5.00%, 10/01/2031	1,070	1,350,468
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport)
Series 2012Q 5.00%, 10/01/2023	5,000	5,415,150
County of Lee FL Airport Revenue (Southwest Florida Intl Airport)
Series 2011A 5.50%, 10/01/2023–10/01/2024	13,095	13,571,706
5.625%, 10/01/2025	2,550	2,645,447
County of Miami-Dade FL
Series 2015B 5.00%, 07/01/2022	3,715	4,028,583
County of Miami-Dade FL Aviation Revenue
Series 2015A 5.00%, 10/01/2022–10/01/2024	4,975	5,559,279
County of Osceola FL Transportation Revenue
Series 2020A
Zero Coupon, 10/01/2030–10/01/2034	4,610	3,218,885
Duval County School Board (Duval County School Board COP)
Series 2015B 5.00%, 07/01/2026	4,280	5,129,066
Florida Department of Environmental Protection
Series 2012A 5.00%, 07/01/2022	10,225	11,088,092

Principal Amount (000)		U.S. $ Value
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)	$30,920	$30,920,000
Florida Municipal Power Agency
Series 2015B 5.00%, 10/01/2024–10/01/2028	3,765	4,503,959
Florida State Board of Education (State of Florida)
Series 2014A 5.00%, 06/01/2022	3,545	3,829,380
Series 2017F 5.00%, 06/01/2021	2,775	2,864,077
Greater Orlando Aviation Authority
Series 2017A 5.00%, 10/01/2029–10/01/2031	13,335	16,138,423
Series 2019A 5.00%, 10/01/2033	7,975	9,904,392
Hillsborough County School Board (Hillsborough County School Board COP)
Series 2015 5.00%, 07/01/2026	1,480	1,784,362
Hillsborough County School Board (Hillsborough County School Board Sales Tax)
AGM Series 2015 5.00%, 10/01/2023	2,650	3,016,548
Hollywood Community Redevelopment Agency
Series 2015 5.00%, 03/01/2021–03/01/2023	5,745	6,069,645
JEA Electric System Revenue
Series 2017B 5.00%, 10/01/2030	1,185	1,480,077
JEA Water & Sewer System Revenue
Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,820,705
5.00%, 10/01/2025	1,495	1,738,386
Series 2017A 5.00%, 10/01/2026	22,290	28,163,861
Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 07/01/2028–07/01/2029	14,010	17,096,907
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	11,765	11,771,941
North Broward Hospital District Series 2017B 5.00%, 01/01/2028–01/01/2030	8,410	10,187,175
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022–10/01/2026	19,515	22,124,851

20	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Orange County School Board Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	$25,075	$29,644,417
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	25,157,854
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	190	192,111
Series 2010A-2 6.125%, 05/01/2035	420	425,166
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	2,355	2,357,520
Reedy Creek Improvement District Series 2013A 5.00%, 06/01/2021	1,820	1,878,422
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,943,486
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,443,265
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	14,015	14,230,130
1.705%, 07/01/2027	9,575	9,714,891
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	2,050	2,149,241
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 01/01/2021	3,490	3,519,665

		379,289,648

Georgia–2.2%
City of Atlanta GA Department of Aviation Series 2010C 5.50%, 01/01/2021	7,500	7,597,425
5.75%, 01/01/2022	13,000	13,176,930
5.875%, 01/01/2024	2,925	2,965,482
Series 2014A 5.00%, 01/01/2028	12,250	13,895,420
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2026–04/01/2031(b)	2,275	2,790,957
Principal Amount (000)		U.S. $ Value
Development Authority of Burke County (The) (Georgia Power Co.) 1.55%, 12/01/2049	$13,000	$13,159,640
1.70%, 12/01/2049	23,865	24,557,324
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	34,735	37,994,532
Series 2018C 4.00%, 08/01/2048	18,000	19,817,820
Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2035	1,255	1,524,637

		137,480,167

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	1,070	1,121,713

Hawaii–0.3%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,486,527
State of Hawaii Series 2015E 5.00%, 10/01/2023	7,105	8,119,878

		17,606,405

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 07/15/2022–07/15/2023	4,650	5,075,356

Illinois–6.6%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	7,580	7,908,593
Series 2017F 5.00%, 12/01/2023	7,000	7,562,800
Series 2018A 4.00%, 12/01/2020–12/01/2022	17,620	18,036,604
5.00%, 12/01/2026	1,000	1,123,920
Series 2018B 4.00%, 12/01/2021	1,145	1,171,850
Chicago O’Hare International Airport Series 2016C 5.00%, 01/01/2027	3,020	3,643,570
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,990,928
County of Du Page IL Series 1993 5.60%, 01/01/2021	1,295	1,312,340
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	4,485	4,982,905

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) 5.00%, 08/15/2029–08/15/2034	$7,785	$10,321,922
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2020–11/15/2028	4,745	5,209,640
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2027–02/01/2029	42,820	50,906,479
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/2020–12/01/2021	24,020	24,606,323
Series 2014D 5.00%, 01/01/2023	1,165	1,281,791
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2020 (Pre-refunded/ETM)	10,935	11,041,507
5.00%, 06/15/2023 (Pre-refunded/ETM)	565	609,358
5.00%, 06/15/2023–12/15/2028	13,525	14,134,995
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/2020	8,320	8,383,315
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,836,914
Series 2017 5.00%, 06/01/2022–06/01/2024	19,240	21,451,195
State of Illinois 5.50%, 05/01/2039	1,500	1,642,530
Series 2012 5.00%, 08/01/2021–08/01/2025	22,260	22,990,009
Series 2013 5.50%, 07/01/2024	5,415	5,767,787
Series 2013A 5.00%, 04/01/2023	4,415	4,639,635
Series 2014 5.00%, 05/01/2022–05/01/2027	45,185	47,889,429
Series 2016 5.00%, 02/01/2022–02/01/2024	24,900	26,207,850
Series 2017A 5.00%, 12/01/2024	8,590	9,246,018
Series 2017D 5.00%, 11/01/2024–11/01/2028	66,070	70,561,256
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/2020	440	443,450
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 06/15/2022	2,525	2,666,173
Principal Amount (000)		U.S. $ Value
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(c)(d)	$5,078	$761,700

		409,332,786

Indiana–0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	9,670	11,822,542

Iowa–0.3%
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) 5.00%, 09/01/2049	14,000	16,987,180

Kansas–0.1%
City of Junction City KS Series 2016A 5.00%, 09/01/2023	3,805	4,294,475

Kentucky–2.8%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	3,835	3,848,116
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2029	1,000	1,213,650
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2028–06/01/2030	14,650	16,695,396
Kentucky Public Energy Authority (BP PLC) Series 2018B 4.00%, 01/01/2049	24,850	27,849,892
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	41,090	45,362,949
Series 2018C 4.00%, 12/01/2049	36,475	41,284,229
Series 2019A 4.00%, 12/01/2049	10,855	12,296,653
Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	9,197,302
Series 2016A 5.00%, 07/01/2023–07/01/2027	13,300	15,629,177

		173,377,364

22	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Louisiana–0.5%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027–08/01/2028	$8,985	$10,733,788
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010A 5.00%, 10/01/2023 (Pre-refunded/ETM)	7,720	7,720,000
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	2,250	2,461,410
6.10%, 06/01/2038–12/01/2040(a)	5,625	6,642,956
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,258,248
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 05/01/2025	3,250	3,926,683

		32,743,085

Maine–0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 09/01/2025	1,000	1,173,770

Maryland–0.3%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2025–09/01/2026	2,000	1,827,170
County of Howard MD Series 2020A 5.00%, 08/15/2031–08/15/2032	8,465	11,613,333
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 5.00%, 04/15/2028–04/15/2031	4,285	5,561,059
University System of Maryland Series 2017A 5.00%, 04/01/2021	1,125	1,152,225

		20,153,787

Massachusetts–1.6%
Commonwealth of Massachusetts Series 2016B 5.00%, 07/01/2023	3,965	4,490,838
Series 2017D 5.00%, 02/01/2036	4,435	5,436,068
Series 2018B 5.00%, 01/01/2031	3,685	4,707,293
Principal Amount (000)		U.S. $ Value
Series 2020 5.00%, 07/01/2026	$1,925	$2,424,249
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2007A 5.25%, 07/01/2033	6,600	9,619,104
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/2025–10/01/2033	15,375	19,213,007
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 07/01/2025–07/01/2029	24,065	29,947,417
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020U 5.00%, 07/01/2028	950	1,244,880
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2028–07/01/2033	7,525	9,063,053
AGM Series 2020C 5.00%, 10/01/2026–10/01/2032	2,405	3,088,625
Massachusetts School Building Authority Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	495,550
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2022–08/15/2023	10,225	11,140,225

		100,870,309

Michigan–4.5%
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 07/01/2024–07/01/2025	12,505	14,814,426
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 2.625%, 05/15/2025(b)	1,150	1,150,046
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,402,505

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	$48,585	$56,848,337
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/2020	500	500,000
3.60%, 10/01/2021	500	505,530
3.80%, 10/01/2022	500	512,770
3.875%, 10/01/2023	2,000	2,071,540
4.00%, 10/01/2024	3,000	3,147,420
4.50%, 10/01/2029	12,065	12,638,329
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2025–07/01/2027	39,940	46,136,557
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024–07/01/2027	54,355	62,935,751
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,735,361
Series 2014B 5.00%, 07/01/2027–07/01/2031	7,450	8,249,556
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023–12/01/2025	13,075	15,290,864
5.50%, 12/01/2026–12/01/2027	7,220	8,800,840
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024–06/30/2028	31,630	37,923,397
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,267,437

		279,930,666

Minnesota–0.1%
State of Minnesota Series 2015B 5.00%, 08/01/2022	3,745	4,076,882

Missouri–0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2025–03/01/2028	2,820	3,154,444
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025–03/01/2027	1,620	1,822,575
Principal Amount (000)		U.S. $ Value
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	$2,630	$3,111,737

		8,088,756

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025–02/15/2028	15,015	18,328,990

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,465	64,633,759

Nevada–1.2%
City of Las Vegas NV Series 2015C 5.00%, 09/01/2023–09/01/2026	8,605	10,059,323
Clark County School District Series 2015B 5.00%, 06/15/2022	17,785	19,159,247
Series 2016D 5.00%, 06/15/2024	26,915	31,022,498
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,633,048
Las Vegas Valley Water District Series 2016B 5.00%, 06/01/2028	4,590	5,699,678
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	3,000	3,000,000

		76,573,794

New Hampshire–0.2%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	7,771	8,392,590
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/2027(a)	2,250	2,304,630

		10,697,220

New Jersey–6.9%
New Jersey Economic Development Authority Series 2011EE 5.50%, 09/01/2021 (Pre-refunded/ETM)	990	1,012,117

24	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.50%, 09/01/2021	$370	$376,934
Series 2014U 5.00%, 06/15/2021	9,365	9,629,936
Series 2017B 5.00%, 11/01/2020–11/01/2021	34,080	35,169,946
AMBAC Series 2005K 5.25%, 12/15/2020	2,340	2,360,592
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,125,149
5.50%, 01/01/2026–01/01/2027	2,000	2,251,010
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021–10/01/2025	9,515	10,270,567
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025–06/15/2026	4,500	5,020,990
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	3,920	4,008,200
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2021	1,995	2,054,830
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	14,375	14,970,700
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2028	13,780	16,189,260
Series 2018A 5.00%, 06/15/2029	3,035	3,514,924
Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028–12/15/2031	$8,720	$10,432,202
Series 2006A 5.25%, 12/15/2020	3,730	3,762,414
5.50%, 12/15/2021	6,155	6,489,032
Series 2018A 5.00%, 12/15/2027–12/15/2033	65,475	77,410,189
Series 2019B 5.00%, 06/15/2033	3,885	4,493,974
New Jersey Turnpike Authority Series 2012B 5.00%, 01/01/2026–01/01/2027	12,700	13,878,044
Series 2014A 5.00%, 01/01/2027–01/01/2029	75,940	87,213,501
Series 2014C 5.00%, 01/01/2024	14,720	16,783,744
Series 2017A 5.00%, 01/01/2029	7,235	8,857,449
Series 2017B 5.00%, 01/01/2029–01/01/2031	40,050	50,075,329
AGM Series 2005D-3 5.25%, 01/01/2026	14,770	18,182,608
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2021–06/01/2035	22,370	26,204,415

		431,738,056

New York–14.7%
City of New York NY Series 2014A 5.00%, 08/01/2027	1,130	1,317,761
Series 2015A 5.00%, 08/01/2023	2,040	2,303,731
Series 2020A 5.00%, 08/01/2024–08/01/2027	14,900	18,722,494
Series 2020B 5.00%, 11/01/2026–11/01/2027	14,880	18,770,420
County of Nassau NY Series 2017C 5.00%, 10/01/2026	8,840	10,847,122
Metropolitan Transportation Authority
Series 2012D 5.00%, 11/15/2028	6,890	7,046,334
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,676,182
Series 2012F 5.00%, 11/15/2022–11/15/2026	55,610	57,351,255
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,673,402
5.00%, 11/15/2026	2,730	2,803,301

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	$9,505	$10,932,651
Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,836,591
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,646,808
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,972,750
Series 2017C 5.00%, 11/15/2027–11/15/2033	79,840	84,513,080
Series 2019B 5.00%, 05/15/2022	99,625	102,466,305
Series 2020A 4.00%, 02/01/2022	34,455	34,817,467
AGC Series 2003B 5.25%, 11/15/2020	8,415	8,456,402
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund)
Series 2012A 5.00%, 11/15/2027	4,505	4,829,720
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2018S 5.00%, 07/15/2031–07/15/2032	53,935	68,301,636
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2011A 5.00%, 11/01/2022–11/01/2025	34,430	36,214,560
Series 2011C 5.00%, 11/01/2023–11/01/2025	17,620	18,532,090
Series 2012A 5.00%, 08/01/2025	12,345	13,382,104
Series 2012B 5.00%, 11/01/2023	20,000	21,981,800
Series 2017A 5.00%, 08/01/2033	4,860	6,052,741
Series 2019B 5.00%, 11/01/2035–11/01/2036	59,785	76,078,639
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,195,940
2.80%, 09/15/2069	11,555	11,171,027
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2011E 5.00%, 08/15/2021	3,880	4,043,426
Series 2014C 5.00%, 03/15/2027	2,015	2,323,275
Principal Amount (000)		U.S. $ Value
Series 2020D 5.00%, 02/15/2029–02/15/2034	$25,980	$33,708,457
New York State Thruway Authority (New York State Thruway Authority Ded Tax)
Series 2012A 5.00%, 04/01/2023	17,940	19,239,215
New York State Urban Development Corp. (State of New York Pers Income Tax)
Series 2013C 5.00%, 03/15/2025–03/15/2026	63,625	70,726,608
Series 2013D 5.00%, 03/15/2023	32,000	35,713,280
Series 2016A 5.00%, 03/15/2024	4,010	4,650,798
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	4,400	4,494,688
Series 2018 5.00%, 01/01/2027–01/01/2029	74,370	81,465,142
New York Transportation Development Corp. (Laguardia Gateway Partners LLC)
Series 2016A 5.00%, 07/01/2046	2,095	2,231,762
Port Authority of New York & New Jersey
Series 2013-178 5.00%, 12/01/2028	3,335	3,746,506
Series 20202 5.00%, 07/15/2033	5,910	7,521,893

		916,759,363

North Carolina–0.0%
North Carolina Eastern Municipal Power Agency
Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,841,948

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group)
Series 2017C 5.00%, 06/01/2028–06/01/2030	5,000	5,849,150

Ohio–2.2%
Buckeye Tobacco Settlement Financing Authority
Series 2020A 4.00%, 06/01/2037–06/01/2038	3,000	3,518,420
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2028–12/01/2029	6,965	9,136,914
Series 2017A 5.00%, 08/01/2026–08/01/2028	20,420	25,684,343

26	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
County of Cuyahoga OH (County of Cuyahoga OH Lease)
Series 2010F 5.00%, 12/01/2022–12/01/2024	$50,425	$50,826,383
County of Cuyahoga OH (MetroHealth System (The))
Series 2017 5.00%, 02/15/2026–02/15/2027	5,455	6,501,534
County of Franklin OH (Nationwide Children’s Hospital, Inc.)
Series 2017A 5.00%, 11/01/2031	1,000	1,241,450
County of Hamilton OH Sewer System Revenue
Series 2019A 5.00%, 12/01/2034	9,375	12,382,687
Hamilton County Convention Facilities Authority
Series 2014 5.00%, 12/01/2022–12/01/2023	3,470	3,732,183
Ohio Air Quality Development Authority (Energy Harbor Generation LLC)
Series 2009D 4.25%, 08/01/2029	4,320	4,352,400
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2009A 4.375%, 06/01/2033	2,330	2,347,475
Ohio Water Development Authority Water Pollution Control Loan Fund
Series 2020A 5.00%, 12/01/2032	4,970	6,729,131
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC)
Series 2016B 4.375%, 06/01/2033	6,325	6,372,438
University of Cincinnati
Series 2010F 5.00%, 06/01/2021	30	30,231
5.00%, 06/01/2021 (Pre-refunded/ETM)	1,295	1,305,088

		134,160,677

Oklahoma–0.2%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/2020	2,050	2,061,747
Comanche County Memorial Hospital 5.00%, 07/01/2022	520	551,351
Series 2015 5.00%, 07/01/2021–07/01/2028	5,975	6,344,698
Principal Amount (000)		U.S. $ Value
McGee Creek Authority
NATL Series 1992 6.00%, 01/01/2023	$1,450	$1,545,149
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	3,000,523

		13,503,468

Oregon–0.4%
City of Portland OR Sewer System Revenue
Series 2013A 5.00%, 08/01/2022	8,685	9,453,015
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront)
Series 2014A 5.00%, 10/01/2024	820	851,242
Medford Hospital Facilities Authority (Asante Health System Obligated Group)
Series 2020A 5.00%, 08/15/2030–08/15/2038	8,260	10,668,530
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP)
Series 2009D 5.00%, 11/01/2021–11/01/2023	90	90,345
Tri-County Metropolitan Transportation District of Oregon
Series 2018A 5.00%, 10/01/2028	2,335	3,005,332

		24,068,464

Other–0.4%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates
Series 2019M 2.60%, 09/15/2033(a)	9,885	10,769,114
2.625%, 06/15/2035(a)	9,910	10,814,684
2.65%, 06/15/2035(a)	4,955	5,407,144

		26,990,942

Pennsylvania–8.2%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030–07/15/2033	19,390	24,709,031
Allegheny County Sanitary Authority
Series 2015 5.00%, 12/01/2023	3,500	4,016,880
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	2,420	2,438,150

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC)
Series 2016A 4.375%, 01/01/2035	$2,120	$2,135,900
City of Philadelphia PA
Series 2013A 5.00%, 07/15/2021	2,200	2,275,790
Series 2019A 5.00%, 08/01/2026	1,420	1,751,059
Series 2019B 5.00%, 02/01/2030	1,005	1,308,198
AGM Series 2017A 5.00%, 08/01/2027–08/01/2032	46,290	57,727,422
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport)
Series 2010A 5.00%, 06/15/2021	6,225	6,247,161
City of Philadelphia PA Water & Wastewater Revenue
Series 2016 5.00%, 10/01/2024–10/01/2026	17,425	21,144,353
Commonwealth of Pennsylvania
Series 2016 5.00%, 09/15/2024	9,575	11,328,565
Series 2017 5.00%, 01/01/2025–01/01/2027	130,480	157,227,360
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group)
Series 2017 5.00%, 07/01/2025	6,000	6,884,640
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group)
Series 2017 5.00%, 12/01/2027–12/01/2032	5,000	5,495,357
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030–09/01/2032	2,910	3,648,106
Series 2018 5.00%, 09/01/2026–09/01/2030	10,650	13,262,340
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP)
Series 2015 5.00%, 06/30/2026–12/31/2028	51,190	60,101,421
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group)
Series 2020A 5.00%, 04/15/2028–04/15/2031	9,030	11,760,110
Principal Amount (000)		U.S. $ Value
Pennsylvania Turnpike Commission 5.00%, 12/01/2029–12/01/2030	$13,890	$17,926,302
Series 2017B 5.00%, 06/01/2028–06/01/2030	13,255	16,167,646
Series 2019 5.00%, 12/01/2022	5,250	5,789,595
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035–11/01/2038	5,560	6,321,642
5.00%, 11/01/2027–11/01/2034	11,940	15,111,073
Philadelphia Parking Authority (The)
Series 2009 5.125%, 09/01/2022	9,080	9,106,786
School District of Philadelphia (The)
Series 2016D 5.00%, 09/01/2024	8,360	9,727,780
Series 2016F 5.00%, 09/01/2023–09/01/2024	29,165	33,750,986

		507,363,653

Puerto Rico–0.6%
Commonwealth of Puerto Rico
AGC Series 2001A 5.50%, 07/01/2029	125	138,961
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	5,150	5,694,818
NATL Series 2007V 5.25%, 07/01/2035	150	153,999
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	4,728,217
AGC Series 2007C 5.50%, 07/01/2031	510	575,005
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	10,525	11,629,748
NATL Series 2005L 5.25%, 07/01/2035	500	512,420
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,082,224
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,412,435
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	7,511	6,935,057

		34,862,884

Rhode Island–0.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2028–09/15/2032	12,390	15,875,894

28	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016B 5.00%, 06/15/2027	$10,565	$12,815,873
Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	6,352,047
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 06/01/2021–06/01/2023	14,635	15,676,952

		50,720,766

South Carolina–1.1%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,250,377
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	48,725	53,872,796
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022–12/01/2027	7,000	8,117,405
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2030–12/01/2034	2,435	2,909,890

		66,150,468

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	8,677,476

Tennessee–1.0%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	5,445	6,350,340
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	2,115	2,205,480
Principal Amount (000)		U.S. $ Value
Series 2017A 4.00%, 05/01/2048	$50,910	$54,828,033

		63,383,853

Texas–6.9%
Arlington Independent School District/TX 5.00%, 02/15/2028–02/15/2029	6,475	8,502,381
Austin Independent School District Series 2014B 5.00%, 08/01/2021	1,700	1,768,561
Board of Regents of the University of Texas System Series 2020A 5.00%, 08/15/2030	105	144,274
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2023–08/15/2025	4,860	5,609,082
City of Houston TX Series 2017A 5.00%, 03/01/2025	16,370	19,617,481
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023–09/01/2025	3,800	4,088,772
City of Houston TX Airport System Revenue Series 2018B 5.00%, 07/01/2030	6,160	7,757,842
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,432,710
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2023–05/15/2028	24,850	28,587,290
Series 2020A 5.00%, 11/15/2032–11/15/2033	10,485	14,230,103
City of San Antonio TX Series 2014 5.00%, 02/01/2021	3,905	3,967,441
County of Harris TX Series 2010A 5.00%, 10/01/2025	2,245	2,253,531
Dallas Independent School District Series 2011 5.00%, 02/15/2022	5,165	5,257,660
Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/2021 (Pre-refunded/ETM)	2,000	2,007,660
5.00%, 11/01/2023 (Pre-refunded/ETM)	6,750	6,775,852
5.00%, 11/01/2024 (Pre-refunded/ETM)	5,000	5,019,150

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
5.00%, 11/01/2025 (Pre-refunded/ETM)	$4,155	$4,170,914
Series 2014A 5.25%, 11/01/2028	11,585	13,025,595
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,504,833
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	93,035,212
Harris County Hospital District Series 2016 5.00%, 02/15/2021–02/15/2027	4,855	5,437,339
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2026–10/15/2031	3,220	3,850,420
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,295,275
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2028	1,130	1,115,965
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2025–08/15/2028	7,250	8,950,167
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	914,620
North Texas Tollway Authority Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	5,000	5,221,400
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	18,974,133
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,639,234
North Texas Tollway Authority (North Texas Tollway System) Series 2014A
5.00%, 01/01/2021–01/01/2024	16,745	17,950,001
Series 2015B 5.00%, 01/01/2023–01/01/2028	12,275	14,414,827
Series 2019B 5.00%, 01/01/2027–01/01/2029	30,080	38,348,053
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	1,360	1,345,761
Principal Amount (000)		U.S. $ Value
San Antonio Water System Series 2013E 5.00%, 05/15/2025	$3,000	$3,376,290
Spring Branch Independent School District Series 2015A 5.00%, 02/01/2024	3,215	3,728,661
Series 2015B 5.00%, 02/01/2024	4,855	5,630,683
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,756,630
5.00%, 10/01/2023–10/01/2025	11,425	11,976,699
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,693,830
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,166,146
Texas Water Development Board (Texas Water Development Board SRF) 5.00%, 08/01/2032	3,250	4,418,212

		426,960,690

Utah–0.1%
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,096,951
Utah Transit Authority Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,442,820
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,626,032
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 06/15/2026	1,305	1,551,723

		7,717,526

Virginia–0.8%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/2023	19,800	22,208,670
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022–08/01/2034	19,260	25,035,180
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 02/01/2023	4,435	4,935,268

		52,179,118

30	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Washington–2.9%
Chelan County Public Utility District No. 1 Series 2011B 5.00%, 07/01/2021	$5,000	$5,174,850
5.25%, 07/01/2022	3,670	3,804,909
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 04/01/2026	4,280	5,345,763
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,197,702
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,812,374
County of King WA Sewer Revenue Series 2011B 5.00%, 01/01/2023 (Pre-refunded/ETM)	4,415	4,468,164
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 07/01/2021	8,840	9,157,975
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,991,000
Port of Seattle WA 5.00%, 04/01/2033	1,000	1,229,170
Series 2010B 5.00%, 06/01/2022	1,995	1,999,988
Series 2015C 5.00%, 04/01/2021–04/01/2023	4,320	4,631,786
Series 2018A 5.00%, 05/01/2025	8,320	9,840,230
Series 2018B 5.00%, 05/01/2025	4,695	5,552,870
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,803,400
State of Washington 5.00%, 06/01/2029(b)	3,200	4,248,096
Series 2012R 5.00%, 07/01/2024	6,765	7,333,734
Series 20152 5.00%, 07/01/2023	9,895	11,201,437
Series 2015A-1 5.00%, 08/01/2023	8,010	9,099,040
Series 2020 5.00%, 07/01/2026	1,170	1,474,188
State of Washington (State of Washington COP) Series 2015C 5.00%, 07/01/2022–01/01/2023	8,805	9,600,397
Principal Amount (000)		U.S. $ Value
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 09/01/2023	$17,550	$19,098,085
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 08/15/2028–08/15/2030	31,550	37,236,302
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025–08/15/2030	15,880	18,139,729
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	3,505	3,381,098

		182,822,287

Wisconsin–1.6%
State of Wisconsin Series 2019A 5.00%, 05/01/2025-05/01/2029	45,000	56,929,540
Series 20211 5.00%, 05/01/2026–05/01/2031(b)	14,150	18,198,518
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	16,760	18,117,675
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,391,723
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,000	1,103,130
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	425	421,464
WPPI Energy Series 2014A 5.00%, 07/01/2029	1,000	1,151,520

		98,313,570

Total Long-Term Municipal Bonds (cost $5,645,416,497)		5,928,525,076

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–0.3%
Texas–0.3%
State of Texas 4.00%, 08/26/2021 (cost $20,570,002)	$19,895	$20,576,603

Total Municipal Obligations (cost $5,665,986,499)		5,949,101,679

GOVERNMENTS-TREASURIES–2.0%
United States–2.0%
U.S. Treasury Notes 0.625%, 08/15/2030	94,000	93,530,000
2.625%, 02/15/2029(e)	24,361	28,471,919

Total Governments–Treasuries (cost $119,468,420)		122,001,919

COLLATERALIZED MORTGAGE OBLIGATIONS–0.3%
Risk Share Floating Rate–0.3%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2
3.798% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(f)	813	772,717
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	425	388,040
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(f)	163	166,021
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(f)	570	582,550
Series 2015-DN1, Class M3 4.298% (LIBOR 1 Month + 4.15%), 01/25/2025(f)	106	105,974
Series 2015-DNA1, Class M3 3.448% (LIBOR 1 Month + 3.30%), 10/25/2027(f)	1,095	1,113,937
Series 2015-DNA2, Class M3 4.048% (LIBOR 1 Month + 3.90%), 12/25/2027(f)	275	276,737
Series 2015-DNA3, Class M3 4.848% (LIBOR 1 Month + 4.70%), 04/25/2028(f)	236	245,118
Series 2015-HQ1, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2025(f)	80	80,067
Series 2015-HQA1, Class M3 4.848% (LIBOR 1 Month + 4.70%), 03/25/2028(f)	185	191,046
Principal Amount (000)		U.S. $ Value
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(f)	$892	$945,345
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(f)	1,546	1,599,988
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(f)	250	259,418
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(f)	802	832,218
Series 2017-DNA1, Class M2 3.398% (LIBOR 1 Month + 3.25%), 07/25/2029(f)	330	338,008
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(f)	550	565,922
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(f)	911	919,055
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(f)	236	237,431
Series 2019-DNA1, Class M2 2.798% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(f)	1,461	1,446,862
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(f)	708	692,987
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	1,269	1,246,705
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(f)	373	386,427
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	27	27,490
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	776	785,213
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	722	749,217
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(f)	303	318,748
Series 2016-C04, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 01/25/2029(f)	166	172,054

32	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(f)	$689	$710,916
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	467	480,306
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	1,761	1,780,353
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(f)	1,370	1,362,626
Series 2017-C06, Class 1M2 2.798% (LIBOR 1 Month + 2.65%), 02/25/2030(f)	597	589,104
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	304	303,254

Principal Amount (000)		U.S. $ Value
STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(f)	$530	$517,180

Total Collateralized Mortgage Obligations (cost $19,849,628)		21,189,034

Total Investments—97.8% (cost $5,805,304,547)		6,092,292,632

Other assets less liabilities—2.2%		136,267,339

Net Assets—100.0%		$6,228,559,971

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	$7,342,757	$—	$7,342,757
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	3,743,705	—	3,743,705
USD	26,075	01/15/2030	1.572%	CPI#	Maturity	663,550	—	663,550
USD	26,075	01/15/2030	1.587%	CPI#	Maturity	620,415	—	620,415
USD	11,355	01/15/2030	1.714%	CPI#	Maturity	110,132	—	110,132
USD	11,355	01/15/2030	1.731%	CPI#	Maturity	88,572	—	88,572

						$12,569,131	$—	$12,569,131

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	164,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	$6,951,007	$—	$6,951,007
USD	13,019	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	615,794	—	615,794
USD	29,251	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	1,458,985	—	1,458,985
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi-Annual/Quarterly	35,740	—	35,740

						$9,061,526	$—	$9,061,526

Schedule of Investments—Diversified Municipal Portfolio	33

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,677	$(559,419)	$(212,122)	$(347,297)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	505	(168,459)	(49,512)	(118,947)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,414	(1,138,854)	(416,016)	(722,838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	112	(37,361)	(13,739)	(23,622)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,192	(1,731,965)	(501,157)	(1,230,808)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	277	(92,403)	(27,409)	(64,994)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,451	(1,150,909)	(341,889)	(809,020)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	647	(215,828)	(81,496)	(134,332)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4,500	(1,501,125)	(421,603)	(1,079,522)

						$(6,596,323)	$(2,064,943)	$(4,531,380)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	115,780	10/15/2020	2.208%	CPI	#	Maturity	$(1,768,750)	$—	$(1,768,750)
Barclays Bank PLC	USD	67,128	10/15/2020	2.210%	CPI	#	Maturity	(1,028,933)	—	(1,028,933)
Citibank, NA	USD	84,230	10/17/2020	2.220%	CPI	#	Maturity	(1,276,160)	—	(1,276,160)

								$(4,073,843)	$—	$(4,073,843)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA	*	Quarterly/Quarterly	$(3,207,917)	$—	$(3,207,917)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly/Quarterly	(3,236,690)	—	(3,236,690)

								$(6,444,607)	$—	$(6,444,607)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

34	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $131,725,932 or 2.1% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	Non-income producing security.
(d)	Defaulted matured security.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

SD—School District

SRF—State Revolving Fund

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2020

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–96.9%

Long-Term Municipal Bonds–96.9%
New York–78.7%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021–12/15/2026	$5,085	$5,789,191
Battery Park City Authority Series 2013A 5.00%, 11/01/2022	4,325	4,756,462
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020I 3.00%, 04/01/2035–04/01/2037	5,720	6,066,307
4.00%, 04/01/2034–04/01/2040	5,025	5,852,096
5.00%, 04/01/2030–04/01/2033	4,000	5,209,920
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022–07/01/2023	2,000	2,169,910
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023–11/01/2025	3,335	3,564,807
5.25%, 11/01/2029	1,900	2,040,315
City of New York NY Series 1993E-3 5.00%, 08/01/2023	6,855	7,122,002
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,120,697
5.00%, 08/01/2026	10,315	10,700,884
Series 2011D-1 5.00%, 10/01/2024	2,860	2,992,275
Series 2012I 5.00%, 08/01/2022	2,320	2,523,371
Series 20171 5.00%, 08/01/2025	1,130	1,367,244
Series 2017C 5.00%, 08/01/2023	1,075	1,213,976
Series 2018A 5.00%, 08/01/2026	7,690	9,561,977
Series 2018D 5.00%, 12/01/2038	9,665	11,765,688
Series 2019B 5.00%, 10/01/2032	4,205	5,349,054
Series 2019H 5.00%, 01/01/2032	5,615	7,059,122

Schedule of Investments—New York Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value

Series 2020B 5.00%, 11/01/2027	$4,000	$5,086,640
Series 2020C 5.00%, 08/01/2033	1,625	2,093,065
County of Albany NY Series 2020C 5.00%, 11/01/2021–11/01/2023	5,655	6,165,528
County of Monroe NY Series 2015 5.00%, 06/01/2021–06/01/2022	10,660	11,177,056
BAM Series 2015 5.00%, 06/01/2021–06/01/2022	5,860	6,106,429
County of Nassau NY Series 2011A 5.00%, 04/01/2021–04/01/2022	5,915	6,053,801
Series 2014A 5.00%, 04/01/2025	10,190	11,630,662
Series 2017C 5.00%, 10/01/2026–10/01/2027	22,095	27,437,734
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2032	4,890	5,685,799
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,260,474
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 05/01/2022	5,800	5,962,458
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2031–02/15/2032	22,650	27,212,385
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(a)	1,250	1,186,938
Long Island Power Authority Series 2019B 1.65%, 09/01/2049	9,490	9,786,847
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/2024 (Pre-refunded/ETM)	10,755	10,821,681
Series 2010G 5.00%, 11/15/2021 (Pre-refunded/ETM)	9,305	9,359,899
5.25%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,031,000
5.25%, 11/15/2023 (Pre-refunded/ETM)	20,075	20,199,465
5.25%, 11/15/2026 (Pre-refunded/ETM)	8,805	8,859,591
Principal Amount (000)		U.S. $ Value

Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	$925	$975,376
Series 2011C 5.00%, 11/15/2024	1,965	2,002,119
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000	5,272,300
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275	4,507,817
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500	2,636,150
Series 2012F 5.00%, 11/15/2022	3,470	3,598,147
Series 2016D 5.00%, 11/15/2027	1,210	1,283,145
Series 2017B 5.00%, 11/15/2026–11/15/2028	11,480	12,289,899
Series 2017C 5.00%, 11/15/2025–11/15/2031	71,305	75,748,050
Series 2019D 5.00%, 09/01/2022	34,960	36,131,160
Series 2019F 5.00%, 11/15/2022	3,230	3,349,155
Series 2020A 4.00%, 02/01/2022	24,415	24,671,846
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2017A 5.00%, 11/15/2031	2,025	2,411,350
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2024	14,130	15,255,596
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	3,000	3,004,050
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	5,241,236
New York City Housing Development Corp. Series 2013A 5.00%, 07/01/2025	2,000	2,252,280
New York City Municipal Water Finance Authority 5.00%, 06/15/2022 (Pre-refunded/ETM)	4,495	4,858,331
5.00%, 06/15/2022–06/15/2038	10,580	11,981,346

36	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2011HH 5.00%, 06/15/2026	$9,055	$9,363,323
Series 2014D 5.00%, 06/15/2029	3,000	3,494,910
Series 2015F 5.00%, 06/15/2027–06/15/2028	7,830	9,460,870
Series 2015G 5.00%, 06/15/2028	11,465	13,862,102
Series 2017E 5.00%, 06/15/2037	1,795	2,203,506
Series 2018AA 5.00%, 06/15/2024	8,280	9,732,726
Series 2019A 5.00%, 06/15/2040	1,805	2,312,006
Series 2019D 5.00%, 06/15/2024	1,005	1,112,706
Series 2019F 5.00%, 06/15/2040	6,190	7,840,997
Series 2020E 5.00%, 06/15/2030	5,630	7,685,907
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 07/15/2025	4,420	4,581,197
Series 2012S 5.00%, 07/15/2025	7,390	7,998,640
Series 2018S 5.00%, 07/15/2031–07/15/2032	18,065	22,813,800
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 05/01/2037	3,065	3,603,245
Series 2011A 5.00%, 11/01/2020	3,770	3,784,741
Series 2011A-1 5.00%, 11/01/2023	15,315	16,114,749
Series 2011B 5.00%, 11/01/2020–02/01/2024	12,135	12,289,638
Series 2012B 5.00%, 11/01/2023–11/01/2024	10,805	11,850,858
Series 2012D 5.00%, 11/01/2020–11/01/2023	29,575	31,151,252
Series 2012E 5.00%, 02/01/2021–02/01/2026	11,600	12,082,820
Series 2014A 5.00%, 08/01/2027–08/01/2029	6,655	7,741,495
Series 2014C 5.00%, 11/01/2026	6,345	7,351,951
Series 2014D-1 5.00%, 02/01/2028–02/01/2029	9,535	10,897,361
Series 2015C 5.00%, 11/01/2020–11/01/2026	23,000	27,004,530
Series 2016B 5.00%, 08/01/2031	2,150	2,633,428

Principal Amount (000)		U.S. $ Value

Series 2017 5.00%, 11/01/2026	$4,175	$5,242,255
Series 2017F 5.00%, 05/01/2032	1,220	1,518,339
Series 2019A 5.00%, 05/01/2037	1,490	1,868,639
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) 4.00%, 12/01/2033	1,125	1,308,645
5.00%, 12/01/2031–12/01/2032	3,800	4,916,144
Series 2016A 5.00%, 12/01/2026	7,175	8,762,899
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 07/01/2021	4,745	4,795,961
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	19,745,600
2.625%, 09/15/2069	22,240	22,389,898
2.80%, 09/15/2069	6,470	6,255,002
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	46,342
Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	3,125	3,239,344
Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,373,166
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	920,767
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	867,543
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	936,734
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,533,488
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2022–07/01/2026	6,415	7,298,652
New York State Dormitory Authority (Multiple School Districts–NY) AGM 5.00%, 10/01/2026–10/01/2029	5,185	6,574,248
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 03/15/2023	2,215	2,470,855
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 07/01/2023	2,040	2,303,323

Schedule of Investments—New York Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value

Series 2019A 5.00%, 07/01/2032	$2,975	$3,848,430
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023–12/01/2026(b)	4,600	5,307,072
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2021–07/01/2026	3,110	3,506,187
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2024	1,130	1,279,736
New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	11,385	13,045,844
Series 2012 5.00%, 12/15/2021	5,905	6,249,025
Series 2012B 5.00%, 03/15/2022	3,905	4,179,756
Series 2012D 5.00%, 02/15/2022–02/15/2025	18,285	19,476,596
Series 2014A 5.00%, 02/15/2028	2,400	2,754,456
Series 2014C 5.00%, 03/15/2028–03/15/2029	14,485	16,670,418
Series 2015B 5.00%, 02/15/2023	1,160	1,290,106
Series 2015E 5.00%, 03/15/2021–03/15/2023	5,380	5,910,195
Series 2016D 5.00%, 02/15/2021	5,970	6,076,863
Series 2020D 5.00%, 02/15/2034	9,425	12,130,446
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,628,100
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 03/15/2029–03/15/2031	8,300	10,717,425
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019B 5.00%, 06/15/2027–06/15/2030	1,445	1,925,660
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 03/15/2022–09/15/2022	9,320	10,163,171
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,467,754

Principal Amount (000)		U.S. $ Value

New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2021–04/01/2025	$26,175	$27,636,951
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2026–01/01/2028	4,345	5,108,369
Series 2014J 5.00%, 01/01/2026–01/01/2027	33,900	38,523,621
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022–03/15/2028	6,020	7,224,126
Series 2020A 4.00%, 03/15/2038	4,350	5,101,637
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	2,975,896
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	2,355	2,534,239
Series 2018 5.00%, 01/01/2027–01/01/2036	30,980	33,625,477
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.25%, 01/01/2050	2,535	2,722,362
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2021–01/01/2023	4,640	4,726,932
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(b)	1,000	1,014,590
Series 2018B 3.50%, 11/01/2024(b)	3,400	3,449,776
Niagara Falls City School District Series 2016 5.00%, 06/15/2022–06/15/2025	11,580	13,173,043
Port Authority of New York & New Jersey 5.00%, 11/01/2032–11/01/2036	11,255	14,066,616
Series 2011 5.00%, 09/15/2024	2,000	2,039,900
Series 2011O 5.00%, 10/15/2021	5,215	5,460,574
Series 2013-178 5.00%, 12/01/2023	10,480	11,942,170

38	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value

Series 2014 5.00%, 09/01/2023–09/01/2027	$12,470	$14,228,307
Series 2014-1 5.00%, 10/15/2023	3,455	3,918,557
Series 2014-186 5.00%, 10/15/2021–10/15/2022	12,575	13,390,157
Series 2015E 5.00%, 10/15/2022–10/15/2026	16,390	19,002,819
Series 2017 5.00%, 10/15/2028	6,925	8,425,093
Series 20182 5.00%, 09/15/2025–09/15/2027	12,350	15,335,521
Series 20202 5.00%, 07/15/2033–07/15/2035	18,290	23,196,448
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025–10/15/2026	13,140	15,577,643
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029–12/01/2034(c)	1,500	1,657,470
Syracuse Industrial Development Agency (Carousel Center Co. LP) 5.00%, 01/01/2030	1,000	896,220
Series 2016A 5.00%, 01/01/2033	3,890	3,319,648
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022–02/15/2023	11,660	12,326,252
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,424,690
Series 2012B 5.00%, 11/15/2021–11/15/2023	25,760	27,942,090
Series 2013A 5.00%, 11/15/2028	5,000	5,550,600
Series 2013B 5.00%, 11/15/2022	7,525	8,242,283
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031–09/01/2033	8,385	10,361,724
Series 2010B 5.00%, 09/01/2021	1,000	1,003,100
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2022–06/01/2023	2,000	2,167,400
Utility Debt Securitization Authority Series 2013T 5.00%, 06/15/2026–12/15/2029	34,825	39,933,010

		1,407,001,256

Principal Amount (000)		U.S. $ Value

Alabama–1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/2048	$5,935	$6,491,406
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	10,000	11,010,400
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(b)	2,630	2,827,461

		20,329,267

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(b)	1,055	1,276,244

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(b)	2,400	2,393,304

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,860	2,899,239

Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,436,664
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031–08/01/2034	15,295	19,042,012
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	160	194,739

		21,673,415

Connecticut–1.6%
State of Connecticut Series 2018B 5.00%, 04/15/2025	14,565	17,418,284
Series 2018C 5.00%, 06/15/2027	4,690	5,943,918
Series 2018F 5.00%, 09/15/2027	4,025	5,132,036

		28,494,238

Schedule of Investments—New York Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value

District of Columbia–0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/2021	$1,500	$1,500,000

Florida–0.3%
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	410	286,260
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2026	3,000	3,700,770
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	55	55,611
Series 2010A-2 6.125%, 05/01/2035	160	161,968
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2026	1,000	1,159,970

		5,364,579

Georgia–0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031–01/01/2035	2,655	3,320,906

Guam–1.3%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/2020	370	371,735
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028–07/01/2031	4,250	5,078,363
Guam Power Authority Series 2017A 5.00%, 10/01/2025–10/01/2027	5,435	6,419,532
Territory of Guam 5.00%, 11/15/2031	310	324,982
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	2,545	2,871,959
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	7,150	7,920,180

		22,986,751

Principal Amount (000)		U.S. $ Value

Illinois–3.8%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	$8,160	$8,816,064
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	1,580	1,759,369
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	5,090	5,311,924
Series 2017B 5.00%, 12/15/2028	2,000	2,308,060
State of Illinois Series 2012 5.00%, 03/01/2021–08/01/2025	13,135	13,604,961
Series 2013 5.50%, 07/01/2025	7,435	7,914,855
Series 2014 5.00%, 05/01/2024	2,540	2,711,069
Series 2016 5.00%, 02/01/2024	4,200	4,469,808
Series 2017A 5.00%, 12/01/2024	2,060	2,217,322
Series 2017D 5.00%, 11/01/2023–11/01/2024	13,005	13,776,779
Series 2018A 5.00%, 10/01/2024	2,910	3,125,224
Series 2018B 5.00%, 05/01/2024	1,405	1,499,627
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	1,307	196,050

		67,711,112

Iowa–0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	2,935	2,974,593

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	1,210	1,426,071
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033–08/01/2035	3,190	3,946,726

		5,372,797

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(b)	240	262,550
6.10%, 06/01/2038–12/01/2040(b)	805	950,681

		1,213,231

40	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

Principal Amount (000)		U.S. $ Value

Michigan–1.2%
City of Detroit MI 5.00%, 04/01/2029–04/01/2032	$1,255	$1,339,492
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	3,055	3,305,571
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029–06/30/2032	14,290	17,468,249

		22,113,312

Missouri–0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025–03/01/2027	395	446,997

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(b)	750	745,260
2.75%, 06/15/2028(b)	715	700,836

		1,446,096

New Jersey–2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,545,847
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024–06/15/2027	10,000	11,526,850
Series 2018A 5.00%, 06/15/2028	11,630	13,565,581
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 06/15/2021	2,195	2,257,096
Series 2012A 5.00%, 06/15/2022	1,000	1,067,350
Series 2018A 5.00%, 12/15/2030	3,350	3,939,064
Series 2019B 5.00%, 06/15/2030–06/15/2034	6,760	7,835,511
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,261,791

		46,999,090

Principal Amount (000)		U.S. $ Value

Ohio–0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	$1,305	$1,314,787
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,650	1,662,375

		2,977,162

Oklahoma–0.0%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	265,072

Pennsylvania–0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023–07/01/2024	3,775	4,186,502
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	2,435	2,442,378

		6,628,880

Puerto Rico–0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,390	1,537,048
NATL Series 2007V 5.25%, 07/01/2029	255	262,902
Puerto Rico Highway & Transportation Authority
AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	3,095	3,420,207
AGM Series 2007C 5.50%, 07/01/2031	1,370	1,544,620
NATL Series 2005L 5.25%, 07/01/2035	135	138,353
NATL Series 2007N 5.25%, 07/01/2032	275	283,440
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	2,035	1,878,956

		9,065,526

Tennessee–1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031–08/01/2034	3,500	4,361,650
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019A 5.00%, 02/01/2050	4,615	5,382,336

Schedule of Investments—New York Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value

Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	$17,375	$18,118,303

		27,862,289

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,807,033
Mission Economic Development Corp. (Natgasoline LLC) Series 2018
4.625%, 10/01/2031(b)	4,540	4,801,549

		6,608,582

Washington–0.5%
Washington Health Care Facilities Authority
(CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032–08/01/2034	7,280	9,037,416

Wisconsin–0.3%
UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(b)	4,810	5,198,530

Total Municipal Obligations (cost $1,682,427,640)		1,733,159,884

COLLATERALIZED MORTGAGE OBLIGATIONS–0.4%
Risk Share Floating Rate–0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	239	218,421
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(f)	323	329,670
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(f)	250	255,504
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(f)	201	212,916
Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(f)	269	277,058
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(f)	250	259,418
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(f)	249	258,774
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(f)	320	329,264

Principal Amount (000)		U.S. $ Value

Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(f)	$500	$504,421
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(b)(f)	163	159,236
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2
3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	366	359,366
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	26	26,181
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	279	281,871
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	444	460,692
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(f)	131	138,118
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(f)	176	185,319
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	1,005	1,033,385
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	904	914,205
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(f)	230	228,475
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(f)	171	168,343
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	156	155,995

Total Collateralized Mortgage Obligations (cost $6,461,143)		6,756,632

GOVERNMENTS-TREASURIES–0.3%
United States–0.3%
U.S. Treasury Notes 2.625%, 02/15/2029(g) (cost $5,384,333)	5,077	5,933,744

Total Investments—97.6% (cost $1,694,273,116)		1,745,850,260

Other assets less liabilities—2.4%		42,266,723

Net Assets—100.0%		$1,788,116,983

42	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	23,260	01/15/2028	0.735%	CPI	#	Maturity	$1,957,732	$—	$1,957,732
USD	27,600	01/15/2028	1.230%	CPI	#	Maturity	1,179,658	—	1,179,658
USD	7,575	01/15/2030	1.587%	CPI	#	Maturity	180,236	—	180,236
USD	7,575	01/15/2030	1.572%	CPI	#	Maturity	192,767	—	192,767
USD	3,150	01/15/2030	1.731%	CPI	#	Maturity	24,571	—	24,571
USD	3,150	01/15/2030	1.714%	CPI	#	Maturity	30,552	—	30,552

							$3,565,516	$—	$3,565,516

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,157	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	$149,325	$—	$149,325
USD	7,093	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	353,785	—	353,785
USD	10,250	04/16/2034	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	2,511,867	—	2,511,867

						$3,014,977	$—	$3,014,977

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	169	$(56,375)	$(16,569)	$(39,806)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	560	(186,807)	(70,834)	(115,973)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	37	(12,343)	(4,539)	(7,804)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	93	(31,023)	(9,202)	(21,821)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,142	(380,952)	(139,159)	(241,793)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,151	(383,859)	(114,029)	(269,830)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,734	(578,433)	(167,374)	(411,059)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	216	(72,054)	(27,207)	(44,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,503	(501,376)	(140,816)	(360,560)

						$(2,203,222)	$(689,729)	$(1,513,493)

* Termination date

Schedule of Investments—New York Municipal Portfolio	43

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	31,666	10/15/2020	2.208%	CPI#	Maturity	$(483,756)	$—	$(483,756)
Barclays Bank PLC	USD	938	10/15/2020	2.210%	CPI#	Maturity	(14,378)	—	(14,378)
Citibank, NA	USD	23,030	10/17/2020	2.220%	CPI#	Maturity	(348,925)	—	(348,925)

							$(847,059)	$—	$(847,059)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA*	Quarterly/Quarterly	$(952,947)	$—	$(952,947)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly/Quarterly	(961,494)	—	(961,494)

							$(1,914,441)	$—	$(1,914,441)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	11/13/2014	$1,251,084	$1,186,938	0.07%

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $29,087,089 or 1.6% of net assets.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.3%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

44	Sanford C. Bernstein Fund, Inc.—2020 Annual Report

SCB–MU–1945–0920

SEP    09.30.20

ANNUAL REPORT

AB BLENDED STYLE FUNDS

+	AB INTERNATIONAL PORTFOLIO
+	AB TAX-MANAGED INTERNATIONAL PORTFOLIO
+	AB EMERGING MARKETS PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

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+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

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ANNUAL REPORT

November 18, 2020

This report provides management’s discussion of fund performance for AB Blended Style Funds: International, Tax-Managed International and Emerging Markets Portfolios for the annual reporting period ended September 30, 2020.

Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by the Adviser.

The investment objective of the International and Tax-Managed International Portfolios is to provide long-term capital growth. The investment objective of the Emerging Markets Portfolio is to provide long-term capital growth through investments in equity securities of companies in emerging-market countries.

NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL PORTFOLIO[1]

Class A Shares	27.23%	4.09%

Class C Shares	26.77%	3.27%

Class Z Shares	27.37%	4.35%

MSCI EAFE Index (net)	20.39%	0.49%

	6 Months	12 Months

AB TAX-MANAGED INTERNATIONAL PORTFOLIO[1]

Class A Shares	27.11%	3.88%

Class Z Shares	27.20%	4.10%

MSCI EAFE Index (net)	20.39%	0.49%

	6 Months	12 Months

AB EMERGING MARKETS PORTFOLIO[1]

Class Z Shares	27.73%	6.33%

MSCI EM Index (net)	29.37%	10.54%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

1

Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended September 30, 2020, for International Portfolio, by 0.00% and 0.06%, respectively; for Tax-Managed International Portfolio, by 0.00% and 0.06%, respectively; for Emerging Markets Portfolio, by 0.00% and 0.32%, respectively.

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INVESTMENT RESULTS

The preceding tables show the Portfolios’ performance compared to their benchmarks, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for International and Tax-Managed International Portfolios, and the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net) for Emerging Markets Portfolio, for the six- and 12-month periods ended September 30, 2020.

In both periods, all share classes of the International and Tax-Managed International Portfolios outperformed their benchmark, before sales charges. Strong security selection was the primary driver, with outperformance relative to the benchmark coming from a broad set of sectors, including financials, communications services, health care, materials and technology. Sector selection for both periods was a contributor, driven by an overweight to technology. Country selection was also a contributor for both periods. In the 12-month period, the Portfolios’ opportunistic exposure to emerging markets, notably China and Taiwan, added to performance. This was partially offset by an underweight to Japan, Austria and Germany. Over the six-month period, the Portfolios’ overweight to companies listed in the United States detracted, while an underweight to Australia contributed.

The Emerging Markets Portfolio underperformed its benchmark for both periods, before sales charges. The concentration of performance in mega-cap companies was a significant headwind, with just five companies representing more than 25% of the index as of September 30, 2020, and an underweight to those stocks detracted from performance, relative to the benchmark. This was somewhat offset by positive security selection within consumer staples and health care over the six-month period and consumer staples over the 12-month period. Country selection for both periods was a detractor, driven by an underweight to Taiwan in both periods and China over the 12-month period. In the six-month period, the Portfolio also held cash at higher levels due to the higher volatility of the markets in April, which detracted from performance.

The International and Tax-Managed International Portfolios utilized derivatives in the form of futures and currency forwards for hedging purposes, which had an immaterial impact on absolute returns for both periods.

The Emerging Markets Portfolio utilized derivatives for hedging purposes in the form of futures, which had no material impact on absolute returns for the six-month period and detracted for the 12-month period, while currency forwards added for both periods.

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MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market equities recorded positive returns for the 12-month period ended September 30, 2020. Global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. However, a number of risks resurfaced at the end of the period: rising COVID-19 cases across much of the developed world, continued failure to agree on additional fiscal stimulus in the US, the possibility of a chaotic outcome to the US election and growing US-China tensions all weighed on equity markets.

Emerging markets recorded stronger returns over both periods, as Asian economies started showing early signs of recovery from the pandemic and COVID-19 cases remained well managed, especially in China. Throughout the period, performance was driven by mega-cap technology companies in the US and China, and, in every region of the world, the more cyclically oriented value style underperformed the growth style by historical levels.

INVESTMENT POLICIES

INTERNATIONAL AND TAX-MANAGED INTERNATIONAL PORTFOLIOS

On July 23, 2020, the Boards of Directors of Bernstein Fund, Inc. (“Bernstein Fund”) and Sanford C. Bernstein Fund, Inc. (“SCB Fund”) reviewed and unanimously approved the reorganization of the Portfolios into the International Strategic Equities Portfolio, a series of Bernstein Fund (together, the “Reorganizations,” and each, a “Reorganization”).

Pursuant to each proposed Reorganization, the Portfolios will transfer all of their assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”). Each of the Portfolios and the Acquiring Portfolio have substantially identical investment objectives and substantially similar investment strategies and risks. Shareholders of each Acquired Portfolio approved the Reorganizations on October 22, 2020. It is expected that the Reorganizations will be completed on or about December 4, 2020.

The Portfolios invest primarily in equity securities of issuers in countries that make up the MSCI EAFE Index, and Canada. The Adviser diversifies the Portfolios among many foreign countries, but not necessarily in the same proportion that the countries are represented

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in the MSCI EAFE Index. Under normal circumstances, the Adviser invests in companies located in at least three countries other than the United States and expects to have exposure to issuers in several different countries. The Portfolios also invest in less developed or emerging equity markets. The Adviser invests the Portfolios’ assets using multiple disciplines as well as capitalization ranges, although the Adviser expects to invest primarily in large- and mid-sized capitalization companies. The Adviser relies on both fundamental and quantitative research to manage both risk and return for the Portfolios. The Portfolios may own stocks selected using the Adviser’s bottom-up fundamental research in value, growth, stability and other disciplines. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The research analyses that support buy and sell decisions for the Portfolios are fundamental and bottom-up, based largely on specific company and industry findings and taking into account broad economic forecasts. The International Portfolio is managed without regard to tax considerations; the Tax-Managed International Portfolio seeks to minimize the impact of taxes on shareholders’ returns.

The Portfolios invest primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios generally invest in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolios also purchase foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolios may invest a portion of their uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolios to the equity markets. The Portfolios may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used,

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for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

EMERGING MARKETS PORTFOLIO

The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. Issuers of these securities may be large-, mid- or small-capitalization companies.

The Adviser invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored ADRs and GDRs.

Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-market countries. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year.

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The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index and the MSCI EM Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk: The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

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DISCLOSURES AND RISKS (continued)

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by

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DISCLOSURES AND RISKS (continued)

buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of

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DISCLOSURES AND RISKS (continued)

such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- or mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of their assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear.

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DISCLOSURES AND RISKS (continued)

Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

All fees and expenses related to the operation of the Portfolios have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB International Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.09%	-0.34%

5 Years	4.68%	3.77%

10 Years	2.77%	2.32%

CLASS C SHARES

1 Year	3.27%	2.27%

5 Years	3.89%	3.89%

10 Years	2.02%	2.02%

CLASS Z SHARES[1]

1 Year	4.35%	4.35%

Since Inception[2]	6.02%	6.02%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.34%

5 Years	3.77%

10 Years	2.32%

CLASS C SHARES

1 Year	2.27%

5 Years	3.89%

10 Years	2.02%

CLASS Z SHARES

1 Year	4.35%

Since Inception[2]	6.02%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.27%, 2.07% and 0.83% for Class A, Class C and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

TAX-MANAGED INTERNATIONAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Tax-Managed International Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	3.88%	-0.53%

5 Years	4.61%	3.70%

10 Years	2.73%	2.28%

CLASS Z SHARES[1]

1 Year	4.10%	4.10%

Since Inception[2]	5.92%	5.92%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.53%

5 Years	3.70%

10 Years	2.28%

CLASS Z SHARES

1 Year	4.10%

Since Inception[2]	5.92%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.21% and 0.78% for Class A and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

RETURNS AFTER TAXES ON DISTRIBUTIONS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	-0.66%

5 Years	3.50%

10 Years	2.13%

CLASS Z SHARES

1 Year	3.87%

Since Inception[1]	5.70%

RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

Returns

CLASS A SHARES

1 Year	0.08%

5 Years	3.01%

10 Years	1.94%

CLASS Z SHARES

1 Year	2.89%

Since Inception[1]	4.76%

1	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE

EMERGING MARKETS PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

1/15/20161 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Emerging Markets Portfolio Class Z shares (from 1/15/20161 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark.

1	Inception date: 1/15/2016.

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HISTORICAL PERFORMANCE (continued)

EMERGING MARKETS PORTFOLIO

AVERAGE ANNUAL RETURNS

AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS Z SHARES[1]

1 Year	6.33%	6.33%

Since Inception[2]	9.56%	9.56%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS Z SHARES

1 Year	6.33%

Since Inception[2]	9.56%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratio as 1.04% for Class Z shares. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratio shown above may differ from the expense ratio in the Financial Highlights section since they are based on different time periods.

1	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns.

2	Inception date: 1/15/2016.

abfunds.com	AB BLENDED STYLE FUNDS | 19

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20 | AB BLENDED STYLE FUNDS	abfunds.com

EXPENSE EXAMPLE (continued)

(unaudited)

International Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,272.30	$5.85	1.03%
Hypothetical**	$1,000	$1,019.85	$5.20	1.03%
Class C
Actual	$1,000	$1,267.70	$10.09	1.78%
Hypothetical**	$1,000	$1,016.10	$8.97	1.78%
Class Z
Actual	$1,000	$1,273.70	$4.72	0.83%
Hypothetical**	$1,000	$1,020.85	$4.19	0.83%

Tax-Managed International Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,271.10	$5.79	1.02%
Hypothetical**	$1,000	$1,019.90	$5.15	1.02%
Class Z
Actual	$1,000	$1,272.00	$4.49	0.79%
Hypothetical**	$1,000	$1,021.05	$3.99	0.79%

Emerging Markets Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class Z
Actual	$1,000	$1,277.30	$5.98	1.05%
Hypothetical**	$1,000	$1,019.75	$5.30	1.05%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

abfunds.com	AB BLENDED STYLE FUNDS | 21

PORTFOLIO SUMMARY

INTERNATIONAL PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,165.2

1

All data are as of September 30, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 2.4% in MSCI EM Index countries, 14.1% in MSCI EAFE Index countries and 0.4% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

22 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO SUMMARY

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,786.3

1

All data are as of September 30, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 2.5% in MSCI EM Index countries, 14.0% in MSCI EAFE Index countries and 0.4% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

abfunds.com	AB BLENDED STYLE FUNDS | 23

PORTFOLIO SUMMARY

EMERGING MARKETS PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,238.2

1

All data are as of September 30, 2020. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 5.0% in MSCI EM Index, 1.3% in other emerging-market countries and 0.2% in Canada.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

24 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

INTERNATIONAL PORTFOLIO

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.8%
Information Technology – 16.3%
Electronic Equipment, Instruments & Components – 2.6%
Flex Ltd.(a)	342,030	$3,810,214
Halma PLC	227,960	6,887,093
Keyence Corp.	23,700	11,079,254
Murata Manufacturing Co., Ltd.	73,900	4,805,507
Zhen Ding Technology Holding Ltd.	858,000	3,766,072

		30,348,140

IT Services – 2.7%
Adyen NV(a)(b)	3,570	6,584,804
Amadeus IT Group SA – Class A	33,650	1,868,786
Atos SE(a)	89,070	7,157,316
Capgemini SE	59,969	7,693,744
GMO Payment Gateway, Inc.	28,700	3,074,418
Otsuka Corp.	53,300	2,723,702
Pagseguro Digital Ltd.(a)	59,890	2,258,452

		31,361,222

Semiconductors & Semiconductor Equipment – 4.9%
ASML Holding NV	25,737	9,506,549
Infineon Technologies AG	213,420	6,015,409
NXP Semiconductors NV	83,390	10,407,906
SCREEN Holdings Co., Ltd.	133,700	7,137,294
SK Hynix, Inc.	105,240	7,543,888
STMicroelectronics NV	196,420	6,024,201
Taiwan Semiconductor Manufacturing Co., Ltd.	736,000	11,072,433

		57,707,680

Software – 4.7%
Avast PLC(b)	1,346,260	9,139,889
Check Point Software Technologies Ltd.(a)	35,950	4,326,223
Constellation Software, Inc./Canada	5,950	6,611,692
Dassault Systemes SE	31,450	5,868,006
Nice Ltd.(a)	22,733	5,154,126
Open Text Corp.	125,910	5,321,779
Oracle Corp. Japan	57,400	6,197,868
SAP SE	56,782	8,841,985
TeamViewer AG(a)(b)	49,865	2,459,333
Temenos AG	10,068	1,353,184

		55,274,085

Technology Hardware, Storage & Peripherals – 1.4%
Logitech International SA	25,920	2,007,818

abfunds.com	AB BLENDED STYLE FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Samsung Electronics Co., Ltd.	280,390	$13,919,717

		15,927,535

		190,618,662

Industrials – 14.1%
Aerospace & Defense – 0.7%
BAE Systems PLC	308,080	1,913,333
Saab AB – Class B(a)	208,210	6,121,905

		8,035,238

Air Freight & Logistics – 1.2%
Kuehne & Nagel International AG	13,690	2,658,233
SG Holdings Co., Ltd.	218,500	11,369,355

		14,027,588

Airlines – 0.2%
Wizz Air Holdings PLC(a)(b)	49,845	1,998,019

Building Products – 0.6%
Kingspan Group PLC(a)	83,990	7,643,614

Commercial Services & Supplies – 0.8%
Secom Co., Ltd.	33,900	3,102,374
TOMRA Systems ASA(a)	139,354	6,036,836

		9,139,210

Construction & Engineering – 0.3%
WSP Global, Inc.	46,390	3,046,331

Electrical Equipment – 2.6%
Fuji Electric Co., Ltd.	258,200	8,185,107
Nidec Corp.	61,600	5,776,717
Schneider Electric SE	71,230	8,853,809
Vestas Wind Systems A/S	48,110	7,774,887

		30,590,520

Machinery – 2.5%
Alstom SA(a)	211,874	10,583,735
KION Group AG	56,714	4,842,760
SMC Corp./Japan	10,400	5,801,498
Weichai Power Co., Ltd. – Class H	2,373,000	4,801,653
Xylem, Inc./NY	35,440	2,981,213

		29,010,859

Professional Services – 3.5%
Experian PLC	92,375	3,470,931
Intertek Group PLC	21,710	1,771,460
Intertrust NV	104,180	1,773,375
Meitec Corp.	52,900	2,697,881
Recruit Holdings Co., Ltd.	248,000	9,849,406
RELX PLC (London)	315,550	7,023,525
UT Group Co., Ltd.(a)	210,200	7,177,913

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PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Wolters Kluwer NV	77,696	$6,627,658

		40,392,149

Trading Companies & Distributors – 1.7%
AerCap Holdings NV(a)	361,767	9,112,911
Ashtead Group PLC	303,987	10,946,992

		20,059,903

		163,943,431

Financials – 13.3%
Banks – 5.6%
Bank Hapoalim BM	725,620	3,876,956
Bank Leumi Le-Israel BM	1,306,630	5,752,260
Bank of Ireland Group PLC(a)	2,666,288	4,943,190
DBS Group Holdings Ltd.	216,600	3,184,310
Erste Group Bank AG(a)	417,140	8,735,077
Hang Seng Bank Ltd.	85,100	1,260,738
HDFC Bank Ltd.(a)	274,070	4,021,057
KBC Group NV	188,390	9,447,014
Mediobanca Banca di Credito Finanziario SpA	704,670	5,521,735
Oversea-Chinese Banking Corp., Ltd.	347,321	2,159,897
Royal Bank of Canada	42,740	3,000,836
Svenska Handelsbanken AB – Class A(a)	523,270	4,378,078
Westpac Banking Corp.	699,480	8,505,185

		64,786,333

Capital Markets – 3.3%
Credit Suisse Group AG	667,093	6,659,387
Euronext NV(b)	13,600	1,703,619
London Stock Exchange Group PLC	69,550	7,978,555
Partners Group Holding AG	18,653	17,157,105
Singapore Exchange Ltd.	490,700	3,309,606
St. James’s Place PLC	189,407	2,278,640

		39,086,912

Consumer Finance – 0.0%
Isracard Ltd.	1	2

Diversified Financial Services – 0.4%
ORIX Corp.	348,000	4,346,611

Insurance – 4.0%
Admiral Group PLC	136,820	4,614,288
AIA Group Ltd.	793,000	7,882,494
Allianz SE	48,580	9,323,943
NN Group NV	202,830	7,602,821
Prudential PLC	169,172	2,427,332
Sampo Oyj – Class A	90,980	3,603,068
Suncorp Group Ltd.	1,209,030	7,380,545

abfunds.com	AB BLENDED STYLE FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Swiss Re AG	18,330	$1,359,699
Zurich Insurance Group AG	7,020	2,447,979

		46,642,169

		154,862,027

Consumer Staples – 11.6%
Beverages – 1.1%
Budweiser Brewing Co. APAC Ltd.(b)	605,700	1,771,575
Coca-Cola European Partners PLC	225,220	8,740,788
Treasury Wine Estates Ltd.	369,452	2,373,823

		12,886,186

Food & Staples Retailing – 1.5%
Koninklijke Ahold Delhaize NV	355,340	10,503,106
Tesco PLC	2,482,560	6,810,418

		17,313,524

Food Products – 5.4%
Calbee, Inc.	127,400	4,196,295
Danone SA	55,320	3,583,352
Kerry Group PLC – Class A	62,442	7,997,917
Morinaga & Co., Ltd./Japan	124,500	4,912,620
Nestle SA	125,636	14,952,188
Nichirei Corp.	188,600	4,987,632
Salmar ASA(a)	235,440	13,343,188
WH Group Ltd.(b)	11,130,000	9,078,816

		63,052,008

Household Products – 1.0%
Essity AB – Class B(a)	138,610	4,679,646
Reckitt Benckiser Group PLC	28,690	2,797,425
Unicharm Corp.	104,500	4,673,583

		12,150,654

Personal Products – 0.8%
Kose Corp.	20,300	2,485,482
Unilever PLC	104,970	6,471,731

		8,957,213

Tobacco – 1.8%
British American Tobacco PLC	348,087	12,486,324
Philip Morris International, Inc.	45,610	3,420,294
Swedish Match AB	63,517	5,193,573

		21,100,191

		135,459,776

Health Care – 11.4%
Biotechnology – 0.7%
Abcam PLC	195,120	3,081,701
Genmab A/S(a)	15,346	5,569,148

		8,650,849

28 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.8%
Alcon, Inc.(a)	44,560	$2,526,360
ConvaTec Group PLC(b)	2,215,125	5,102,982
Koninklijke Philips NV(a)	177,927	8,401,554
STERIS PLC	26,450	4,660,225

		20,691,121

Health Care Providers & Services – 0.7%
Apollo Hospitals Enterprise Ltd.	219,010	6,388,306
Galenica AG(b)	17,710	1,231,496
NMC Health PLC(a)(c)(d)	153,099	– 0	–

		7,619,802

Life Sciences Tools & Services – 2.6%
Eurofins Scientific SE(a)	4,681	3,708,131
Gerresheimer AG	69,328	7,758,519
ICON PLC(a)	26,677	5,097,708
Lonza Group AG	7,742	4,777,860
Tecan Group AG	17,940	8,921,835

		30,264,053

Pharmaceuticals – 5.6%
Astellas Pharma, Inc.	199,600	2,975,356
GlaxoSmithKline PLC	776,590	14,559,110
Novo Nordisk A/S – Class B	71,410	4,947,612
Roche Holding AG	93,773	32,121,056
Sanofi	96,560	9,676,453
Santen Pharmaceutical Co., Ltd.	56,900	1,163,370

		65,442,957

		132,668,782

Consumer Discretionary – 10.2%
Auto Components – 1.6%
Aptiv PLC	42,690	3,913,819
Faurecia SE(a)	200,552	8,644,672
NGK Spark Plug Co., Ltd.	351,100	6,130,305

		18,688,796

Automobiles – 2.0%
Peugeot SA(a)	561,748	10,186,988
Subaru Corp.	262,900	5,103,638
Suzuki Motor Corp.	171,800	7,359,538

		22,650,164

Hotels, Restaurants & Leisure – 2.1%
Aristocrat Leisure Ltd.	220,460	4,807,910
Compass Group PLC	286,071	4,297,291
Galaxy Entertainment Group Ltd.	658,000	4,448,538
GVC Holdings PLC(a)	667,440	8,359,170
Yum China Holdings, Inc.	48,532	2,569,769

		24,482,678

abfunds.com	AB BLENDED STYLE FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 1.1%
Alibaba Group Holding Ltd.(a)	174,000	$6,387,732
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	15,317	4,502,892
Moneysupermarket.com Group PLC	585,650	2,018,745

		12,909,369

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	64,100	4,696,608

Multiline Retail – 1.0%
B&M European Value Retail SA	640,582	4,083,833
Next PLC	105,180	8,063,842

		12,147,675

Specialty Retail – 0.3%
Hikari Tsushin, Inc.	9,100	2,171,157
Nitori Holdings Co., Ltd.	6,100	1,265,456

		3,436,613

Textiles, Apparel & Luxury Goods – 1.7%
adidas AG(a)	4,330	1,398,339
LVMH Moet Hennessy Louis Vuitton SE	4,961	2,321,254
Pandora A/S	86,670	6,252,179
Puma SE(a)	49,410	4,441,715
Shenzhou International Group Holdings Ltd.	293,000	4,989,461

		19,402,948

		118,414,851

Communication Services – 5.9%
Diversified Telecommunication Services – 2.7%
Cellnex Telecom SA(b)	151,557	9,199,905
HKT Trust & HKT Ltd. – Class SS	2,185,000	2,900,166
Nippon Telegraph & Telephone Corp.	472,800	9,653,003
Orange SA	772,900	8,050,181
TELUS Corp.	96,530	1,698,545

		31,501,800

Entertainment – 1.0%
Konami Holdings Corp.	22,100	956,012
Nintendo Co., Ltd.	16,300	9,237,065
Ubisoft Entertainment SA(a)	16,788	1,513,069

		11,706,146

Interactive Media & Services – 1.9%
Auto Trader Group PLC	637,240	4,626,618
Dip Corp.	175,300	3,611,211
Kakaku.com, Inc.	107,400	2,831,481
Tencent Holdings Ltd.	153,800	10,388,171

		21,457,481

30 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Media – 0.3%
Cogeco Communications, Inc.	36,097	$2,960,033
Informa PLC(a)	192,790	934,389

		3,894,422

		68,559,849

Materials – 5.3%
Chemicals – 3.2%
Air Water, Inc.	306,100	4,139,912
Akzo Nobel NV	6,291	635,834
Chr Hansen Holding A/S	71,943	7,986,103
Evonik Industries AG	225,810	5,841,463
Koninklijke DSM NV	35,412	5,829,930
Sika AG	19,005	4,666,709
Tosoh Corp.	535,200	8,689,507

		37,789,458

Containers & Packaging – 0.6%
Huhtamaki Oyj	129,935	6,403,576

Metals & Mining – 1.5%
Agnico Eagle Mines Ltd.	73,240	5,835,329
BlueScope Steel Ltd.	801,908	7,388,625
Northern Star Resources Ltd.	473,350	4,690,444

		17,914,398

		62,107,432

Utilities – 3.3%
Electric Utilities – 3.0%
EDP – Energias de Portugal SA	3,285,243	16,153,312
Enel SpA	1,643,250	14,256,684
Orsted A/S(b)	34,340	4,734,128

		35,144,124

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	132,500	3,023,714

		38,167,838

Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
ENEOS Holdings, Inc.	1,993,300	7,111,830
Neste Oyj	130,650	6,879,988
Repsol SA	661,640	4,469,782
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	497,430	6,272,178
Royal Dutch Shell PLC – Class B	180,670	2,190,993

		26,924,771

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 1.4%
Merlin Properties Socimi SA	251,940	2,101,450

abfunds.com	AB BLENDED STYLE FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Nippon Building Fund, Inc.	568	$3,214,869
Nippon Prologis REIT, Inc.	1,008	3,399,244
Vicinity Centres	7,131,216	7,121,261

		15,836,824

Real Estate Management & Development – 0.7%
Aroundtown SA(a)	1,134,960	5,697,329
Vonovia SE	40,290	2,761,997

		8,459,326

		24,296,150

Total Common Stocks (cost $947,383,815)		1,116,023,569

SHORT-TERM INVESTMENTS – 3.4%
Investment Companies – 3.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(e)(f)(g) (cost $40,379,019)	40,379,019	40,379,019

Total Investments – 99.2% (cost $987,762,834)		1,156,402,588
Other assets less liabilities – 0.8%		8,823,271

Net Assets – 100.0%		$1,165,225,859

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	274	December 2020	$25,388,840	$(456,742)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	19,735,515	USD	16,633	11/10/2020	$(292,981)
Bank of America, NA	CAD	33,339	USD	25,378	12/11/2020	333,684
Bank of America, NA	CHF	3,247	USD	3,589	12/11/2020	56,585
Bank of America, NA	GBP	9,415	USD	12,167	12/11/2020	13,164
Bank of America, NA	GBP	3,760	USD	4,789	12/11/2020	(64,542)
Bank of America, NA	USD	33,298	AUD	45,558	12/11/2020	(660,929)
Bank of America, NA	USD	5,789	ILS	19,770	12/11/2020	(11,823)
Bank of America, NA	USD	26,346	SEK	230,228	12/11/2020	(618,071)

32 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	3,010	TWD	86,348	11/18/2020	$(9,031)
Barclays Bank PLC	USD	8,947	AUD	12,206	12/11/2020	(202,600)
Barclays Bank PLC	USD	15,092	EUR	12,692	12/11/2020	(188,826)
Barclays Bank PLC	USD	5,357	JPY	564,579	12/11/2020	906
BNP Paribas SA	JPY	307,627	USD	2,945	12/11/2020	25,718
Citibank, NA	INR	393,928	USD	5,116	10/15/2020	(235,363)
Citibank, NA	CNY	119,389	USD	17,334	12/11/2020	(196,084)
Citibank, NA	EUR	9,198	USD	10,898	12/11/2020	97,228
Citibank, NA	EUR	12,144	USD	14,218	12/11/2020	(42,128)
Citibank, NA	JPY	373,661	USD	3,546	12/11/2020	349
Citibank, NA	USD	3,592	CHF	3,247	12/11/2020	(59,543)
Citibank, NA	USD	5,807	EUR	4,937	12/11/2020	(9,891)
Credit Suisse International	NOK	89,333	USD	9,905	12/11/2020	326,089
Credit Suisse International	SEK	101,676	USD	11,386	12/11/2020	23,452
Credit Suisse International	USD	6,406	CNY	43,521	12/11/2020	(16,277)
Credit Suisse International	USD	5,979	PLN	22,371	12/11/2020	(190,877)
Goldman Sachs Bank USA	PLN	22,371	USD	5,810	12/11/2020	21,740
Goldman Sachs Bank USA	USD	81,860	JPY	8,672,058	12/11/2020	440,351
Goldman Sachs Bank USA	USD	19,376	JPY	2,033,872	12/11/2020	(73,992)
HSBC Bank USA	INR	114,488	USD	1,523	10/15/2020	(32,665)
HSBC Bank USA	USD	2,048	TWD	58,662	11/18/2020	(10,014)
HSBC Bank USA	HKD	22,087	USD	2,849	12/11/2020	(182)
HSBC Bank USA	ILS	65,387	USD	19,193	12/11/2020	86,392
HSBC Bank USA	JPY	443,153	USD	4,198	12/11/2020	(7,980)
HSBC Bank USA	USD	3,959	SGD	5,400	12/11/2020	(3,241)
JPMorgan Chase Bank, NA	TWD	38,717	USD	1,342	11/18/2020	(2,922)
Morgan Stanley Capital Services, Inc.	KRW	3,423,257	USD	2,883	11/10/2020	(52,642)
Morgan Stanley Capital Services, Inc.	USD	1,488	TWD	43,989	11/18/2020	40,220
Morgan Stanley Capital Services, Inc.	HKD	14,084	USD	1,817	12/11/2020	(266)
Morgan Stanley Capital Services, Inc.	NOK	17,400	USD	1,930	12/11/2020	64,592
Morgan Stanley Capital Services, Inc.	USD	8,520	EUR	7,209	12/11/2020	(55,168)
Morgan Stanley Capital Services, Inc.	USD	2,614	NZD	3,905	12/11/2020	(30,538)
Natwest Markets PLC	AUD	12,679	USD	9,012	12/11/2020	(71,149)
Natwest Markets PLC	EUR	3,496	USD	4,123	12/11/2020	17,653
Natwest Markets PLC	JPY	542,029	USD	5,183	12/11/2020	38,927
Standard Chartered Bank	USD	2,375	TWD	69,295	11/18/2020	33,145
State Street Bank & Trust Co.	USD	2,172	JPY	230,246	12/11/2020	12,976
State Street Bank & Trust Co.	USD	1,915	SEK	16,769	12/11/2020	(40,638)
UBS AG	TWD	620,661	USD	21,320	11/18/2020	(247,190)
UBS AG	HKD	166,921	USD	21,525	12/11/2020	(7,729)
UBS AG	USD	12,230	GBP	9,415	12/11/2020	(76,351)

						$(1,878,462)

abfunds.com	AB BLENDED STYLE FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERNATIONAL PORTFOLIO

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $53,004,566 or 4.5% of net assets.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

34 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

TAX-MANAGED INTERNATIONAL PORTFOLIO

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.6%
Information Technology – 16.3%
Electronic Equipment, Instruments & Components – 2.6%
Flex Ltd.(a)	790,150	$8,802,271
Halma PLC	525,790	15,885,088
Keyence Corp.	57,000	26,646,307
Murata Manufacturing Co., Ltd.	179,300	11,659,369
Zhen Ding Technology Holding Ltd.	2,061,000	9,046,473

		72,039,508

IT Services – 2.7%
Adyen NV(a)(b)	8,190	15,106,315
Amadeus IT Group SA – Class A	81,460	4,523,961
Atos SE(a)	216,830	17,423,609
Capgemini SE	146,141	18,749,211
GMO Payment Gateway, Inc.	66,100	7,080,803
Otsuka Corp.	130,400	6,663,617
Pagseguro Digital Ltd.(a)	138,260	5,213,785

		74,761,301

Semiconductors & Semiconductor Equipment – 4.9%
ASML Holding NV	60,945	22,511,429
Infineon Technologies AG	492,250	13,874,450
NXP Semiconductors NV	194,967	24,333,831
SCREEN Holdings Co., Ltd.	304,500	16,255,094
SK Hynix, Inc.	258,770	18,549,334
STMicroelectronics NV	453,030	13,894,428
Taiwan Semiconductor Manufacturing Co., Ltd.	1,788,000	26,898,791

		136,317,357

Software – 4.8%
Avast PLC(b)	3,225,120	21,895,650
Check Point Software Technologies Ltd.(a)	86,530	10,413,020
Constellation Software, Inc./Canada	14,342	15,936,956
Dassault Systemes SE	73,920	13,792,146
Nice Ltd.(a)	54,849	12,435,609
Open Text Corp.	298,837	12,630,803
Oracle Corp. Japan	141,000	15,224,728
SAP SE	136,255	21,217,369
TeamViewer AG(a)(b)	122,598	6,046,513
Temenos AG	24,528	3,296,672

		132,889,466

Technology Hardware, Storage & Peripherals – 1.3%
Logitech International SA	63,260	4,900,253
Samsung Electronics Co., Ltd.	663,820	32,954,764

		37,855,017

		453,862,649

abfunds.com	AB BLENDED STYLE FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Industrials – 14.1%
Aerospace & Defense – 0.7%
BAE Systems PLC	750,060	$4,658,253
Saab AB – Class B(a)	509,410	14,977,953

		19,636,206

Air Freight & Logistics – 1.2%
Kuehne & Nagel International AG	33,370	6,479,563
SG Holdings Co., Ltd.	523,500	27,239,623

		33,719,186

Airlines – 0.2%
Wizz Air Holdings PLC(a)(b)	121,762	4,880,785

Building Products – 0.6%
Kingspan Group PLC(a)	193,680	17,626,089

Commercial Services & Supplies – 0.8%
Secom Co., Ltd.	83,000	7,595,782
TOMRA Systems ASA(a)	320,984	13,905,074

		21,500,856

Construction & Engineering – 0.2%
WSP Global, Inc.	107,000	7,026,458

Electrical Equipment – 2.6%
Fuji Electric Co., Ltd.	614,600	19,483,217
Nidec Corp.	152,000	14,254,237
Schneider Electric SE	165,900	20,621,185
Vestas Wind Systems A/S	110,960	17,931,853

		72,290,492

Machinery – 2.5%
Alstom SA(a)	510,239	25,487,952
KION Group AG	140,836	12,025,866
SMC Corp./Japan	23,900	13,332,290
Weichai Power Co., Ltd. – Class H	5,611,000	11,353,592
Xylem, Inc./NY	81,740	6,875,969

		69,075,669

Professional Services – 3.5%
Experian PLC	225,324	8,466,404
Intertek Group PLC	52,850	4,312,376
Intertrust NV	255,310	4,345,944
Meitec Corp.	129,200	6,589,152
Recruit Holdings Co., Ltd.	581,700	23,102,418
RELX PLC (London)	770,850	17,157,611
UT Group Co., Ltd.(a)	504,600	17,231,090
Wolters Kluwer NV	193,310	16,489,813

		97,694,808

36 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares		U.S. $ Value

Trading Companies & Distributors – 1.8%
AerCap Holdings NV(a)	869,033		$21,890,941
Ashtead Group PLC	751,647		27,067,847

			48,958,788

			392,409,337

Financials – 13.3%
Banks – 5.6%
Bank Hapoalim BM	1,728,280		9,234,125
Bank Leumi Le-Israel BM	3,138,670		13,817,566
Bank of Ireland Group PLC(a)	6,341,672		11,757,204
DBS Group Holdings Ltd.	528,900		7,775,539
Erste Group Bank AG(a)	1,006,658		21,079,817
Hang Seng Bank Ltd.	207,200		3,069,623
HDFC Bank Ltd.(a)	637,668		9,355,636
KBC Group NV	449,030		22,517,080
Mediobanca Banca di Credito Finanziario SpA	1,677,580		13,145,377
Oversea-Chinese Banking Corp., Ltd.	848,589		5,277,150
Royal Bank of Canada	104,670		7,349,028
Svenska Handelsbanken AB – Class A(a)	1,228,830		10,281,333
Westpac Banking Corp.	1,674,700		20,363,174

			155,022,652

Capital Markets – 3.3%
Credit Suisse Group AG	1,636,964		16,341,315
Euronext NV(b)	33,020		4,136,286
London Stock Exchange Group PLC	160,030		18,358,133
Partners Group Holding AG	44,453		40,888,050
Singapore Exchange Ltd.	1,197,600		8,077,409
St. James’s Place PLC	478,253		5,753,570

			93,554,763

Consumer Finance – 0.0%
Isracard Ltd.	0	*	1

Diversified Financial Services – 0.4%
ORIX Corp.	832,500		10,398,141

Insurance – 4.0%
Admiral Group PLC	338,690		11,422,404
AIA Group Ltd.	1,867,600		18,564,119
Allianz SE	115,270		22,123,731
NN Group NV	474,540		17,787,520
Prudential PLC	388,226		5,570,387
Sampo Oyj – Class A	221,310		8,764,508
Suncorp Group Ltd.	2,869,330		17,515,875
Swiss Re AG	44,720		3,317,280

abfunds.com	AB BLENDED STYLE FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Zurich Insurance Group AG	17,690	$6,168,768

		111,234,592

		370,210,149

Consumer Staples – 11.6%
Beverages – 1.1%
Budweiser Brewing Co. APAC Ltd.(b)	1,499,200	4,384,918
Coca-Cola European Partners PLC	533,560	20,707,463
Treasury Wine Estates Ltd.	908,632	5,838,193

		30,930,574

Food & Staples Retailing – 1.5%
Koninklijke Ahold Delhaize NV	854,290	25,251,024
Tesco PLC	5,893,100	16,166,567

		41,417,591

Food Products – 5.4%
Calbee, Inc.	311,200	10,250,290
Danone SA	126,510	8,194,683
Kerry Group PLC – Class A	149,451	19,142,510
Morinaga & Co., Ltd./Japan	297,700	11,746,884
Nestle SA	300,259	35,734,415
Nichirei Corp.	446,700	11,813,231
Salmar ASA(a)	566,060	32,080,551
WH Group Ltd.(b)	25,653,500	20,925,733

		149,888,297

Household Products – 1.0%
Essity AB – Class B	312,630	10,554,778
Reckitt Benckiser Group PLC	69,178	6,745,217
Unicharm Corp.	240,500	10,755,948

		28,055,943

Personal Products – 0.8%
Kose Corp.	49,400	6,048,414
Unilever PLC	244,130	15,051,383

		21,099,797

Tobacco – 1.8%
British American Tobacco PLC	839,361	30,108,949
Philip Morris International, Inc.	111,390	8,353,136
Swedish Match AB	154,555	12,637,447

		51,099,532

		322,491,734

Health Care – 11.3%
Biotechnology – 0.7%
Abcam PLC	450,040	7,107,876
Genmab A/S(a)	38,087	13,821,982

		20,929,858

38 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 1.7%
Alcon, Inc.(a)	102,800	$5,828,317
ConvaTec Group PLC(b)	5,334,191	12,288,371
Koninklijke Philips NV(a)	410,398	19,378,628
STERIS PLC	61,000	10,747,590

		48,242,906

Health Care Providers & Services – 0.6%
Apollo Hospitals Enterprise Ltd.	505,147	14,734,640
Galenica AG(b)	42,620	2,963,656
NMC Health PLC(a)(c)(d)	376,352	– 0	–

		17,698,296

Life Sciences Tools & Services – 2.6%
Eurofins Scientific SE(a)	11,561	9,158,235
Gerresheimer AG	159,960	17,901,176
ICON PLC(a)	61,308	11,715,346
Lonza Group AG	19,499	12,033,519
Tecan Group AG	41,370	20,573,930

		71,382,206

Pharmaceuticals – 5.7%
Astellas Pharma, Inc.	501,300	7,472,676
GlaxoSmithKline PLC	1,882,230	35,287,081
Novo Nordisk A/S – Class B	172,300	11,937,733
Roche Holding AG	225,399	77,208,299
Sanofi	228,950	22,943,495
Santen Pharmaceutical Co., Ltd.	136,900	2,799,040

		157,648,324

		315,901,590

Consumer Discretionary – 10.1%
Auto Components – 1.6%
Aptiv PLC	98,558	9,035,797
Faurecia SE(a)	464,251	20,011,257
NGK Spark Plug Co., Ltd.	836,700	14,609,017

		43,656,071

Automobiles – 2.0%
Peugeot SA(a)	1,371,462	24,870,702
Subaru Corp.	622,900	12,092,264
Suzuki Motor Corp.	412,000	17,649,184

		54,612,150

Hotels, Restaurants & Leisure – 2.1%
Aristocrat Leisure Ltd.	532,090	11,604,105
Compass Group PLC	701,634	10,539,780
Galaxy Entertainment Group Ltd.	1,573,000	10,634,574
GVC Holdings PLC(a)	1,596,330	19,992,798
Yum China Holdings, Inc.	118,564	6,277,964

		59,049,221

abfunds.com	AB BLENDED STYLE FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 1.1%
Alibaba Group Holding Ltd.(a)	401,020	$14,721,887
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	37,158	10,923,709
Moneysupermarket.com Group PLC	1,431,480	4,934,334

		30,579,930

Leisure Products – 0.4%
Bandai Namco Holdings, Inc.	152,000	11,137,042

Multiline Retail – 1.0%
B&M European Value Retail SA	1,587,204	10,118,731
Next PLC	249,540	19,131,499

		29,250,230

Specialty Retail – 0.3%
Hikari Tsushin, Inc.	22,200	5,296,669
Nitori Holdings Co., Ltd.	14,900	3,091,032

		8,387,701

Textiles, Apparel & Luxury Goods – 1.6%
adidas AG(a)	10,470	3,381,202
LVMH Moet Hennessy Louis Vuitton SE	12,233	5,723,826
Pandora A/S	212,950	15,361,735
Puma SE(a)	113,990	10,247,138
Shenzhou International Group Holdings Ltd.	672,000	11,443,406

		46,157,307

		282,829,652

Communication Services – 5.9%
Diversified Telecommunication Services – 2.7%
Cellnex Telecom SA(b)	366,661	22,257,279
HKT Trust & HKT Ltd. – Class SS	5,344,000	7,093,129
Nippon Telegraph & Telephone Corp.	1,129,100	23,052,465
Orange SA	1,859,890	19,371,784
TELUS Corp.	235,920	4,151,256

		75,925,913

Entertainment – 1.0%
Konami Holdings Corp.	53,400	2,310,003
Nintendo Co., Ltd.	39,000	22,100,952
Ubisoft Entertainment SA(a)	40,965	3,692,093

		28,103,048

Interactive Media & Services – 1.8%
Auto Trader Group PLC	1,536,140	11,152,993
Dip Corp.	418,400	8,619,114
Kakaku.com, Inc.	263,000	6,933,701
Tencent Holdings Ltd.	364,000	24,585,787

		51,291,595

40 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Media – 0.4%
Cogeco Communications, Inc.	89,964	$7,377,244
Informa PLC(a)	471,760	2,286,465

		9,663,709

		164,984,265

Materials – 5.3%
Chemicals – 3.3%
Air Water, Inc.	728,700	9,855,452
Akzo Nobel NV	15,284	1,544,760
Chr Hansen Holding A/S	166,090	18,436,981
Evonik Industries AG	560,510	14,499,794
Koninklijke DSM NV	82,780	13,628,194
Sika AG	47,890	11,759,469
Tosoh Corp.	1,265,400	20,545,035

		90,269,685

Containers & Packaging – 0.5%
Huhtamaki Oyj	300,183	14,793,895

Metals & Mining – 1.5%
Agnico Eagle Mines Ltd.	170,746	13,604,028
BlueScope Steel Ltd.	1,898,823	17,495,387
Northern Star Resources Ltd.	1,176,440	11,657,391

		42,756,806

		147,820,386

Utilities – 3.3%
Electric Utilities – 3.0%
EDP – Energias de Portugal SA	7,724,654	37,981,589
Enel SpA	3,982,020	34,547,634
Orsted A/S(b)	79,080	10,902,004

		83,431,227

Gas Utilities – 0.3%
Tokyo Gas Co., Ltd.	322,000	7,348,197

		90,779,424

Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
ENEOS Holdings, Inc.	4,775,500	17,038,350
Neste Oyj	296,480	15,612,544
Repsol SA	1,585,147	10,708,636
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,186,940	14,966,324
Royal Dutch Shell PLC – Class B	417,845	5,067,226

		63,393,080

Real Estate – 2.1%
Equity Real Estate Investment Trusts (REITs) – 1.4%
Merlin Properties Socimi SA	617,740	5,152,615
Nippon Building Fund, Inc.	1,389	7,861,712
Nippon Prologis REIT, Inc.	2,453	8,272,169

abfunds.com	AB BLENDED STYLE FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Company	Shares	U.S. $ Value

Vicinity Centres	17,631,947	$17,607,333

		38,893,829

Real Estate Management & Development – 0.7%
Aroundtown SA(a)	2,687,640	13,491,549
Vonovia SE	98,440	6,748,349

		20,239,898

		59,133,727

Total Common Stocks (cost $2,288,250,120)		2,663,815,993

SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(e)(f)(g) (cost $103,676,108)	103,676,108	103,676,108

Total Investments – 99.3% (cost $2,391,926,228)		2,767,492,101
Other assets less liabilities – 0.7%		18,810,979

Net Assets – 100.0%		$2,786,303,080

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
MSCI EAFE Futures	576	December 2020	$53,372,160	$(960,157)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	KRW	47,263,535	USD	39,833	11/10/2020	$(701,645)
Bank of America, NA	CAD	82,348	USD	62,685	12/11/2020	824,207
Bank of America, NA	CHF	8,131	USD	8,988	12/11/2020	141,697
Bank of America, NA	GBP	23,561	USD	30,447	12/11/2020	32,528
Bank of America, NA	GBP	9,871	USD	12,573	12/11/2020	(169,440)
Bank of America, NA	USD	83,402	AUD	114,110	12/11/2020	(1,655,441)
Bank of America, NA	USD	14,110	ILS	48,188	12/11/2020	(28,817)
Bank of America, NA	USD	66,707	SEK	582,921	12/11/2020	(1,564,912)
Barclays Bank PLC	USD	6,642	TWD	190,557	11/18/2020	(19,930)
Barclays Bank PLC	USD	16,743	AUD	22,843	12/11/2020	(379,157)
Barclays Bank PLC	USD	33,971	EUR	28,568	12/11/2020	(424,580)
Barclays Bank PLC	USD	19,786	JPY	2,085,267	12/11/2020	3,347

42 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	JPY	1,206,120	USD	11,547	12/11/2020	$100,833
Citibank, NA	INR	1,066,246	USD	13,847	10/15/2020	(637,057)
Citibank, NA	CNY	277,410	USD	40,276	12/11/2020	(455,616)
Citibank, NA	EUR	14,890	USD	17,641	12/11/2020	156,145
Citibank, NA	EUR	28,565	USD	33,443	12/11/2020	(99,093)
Citibank, NA	JPY	865,820	USD	8,218	12/11/2020	809
Citibank, NA	USD	8,995	CHF	8,131	12/11/2020	(149,105)
Citibank, NA	USD	15,169	EUR	12,896	12/11/2020	(25,835)
Credit Suisse International	NOK	213,304	USD	23,650	12/11/2020	778,616
Credit Suisse International	SEK	233,298	USD	26,125	12/11/2020	53,810
Credit Suisse International	USD	14,431	CNY	98,034	12/11/2020	(36,665)
Credit Suisse International	USD	14,224	PLN	53,216	12/11/2020	(454,058)
Goldman Sachs Bank USA	INR	189,087	USD	2,506	10/15/2020	(62,082)
Goldman Sachs Bank USA	PLN	53,216	USD	13,822	12/11/2020	51,715
Goldman Sachs Bank USA	USD	194,262	JPY	20,579,760	12/11/2020	1,045,003
Goldman Sachs Bank USA	USD	46,073	JPY	4,836,467	12/11/2020	(173,595)
HSBC Bank USA	USD	3,742	TWD	107,148	11/18/2020	(18,292)
HSBC Bank USA	ILS	158,698	USD	46,582	12/11/2020	209,679
HSBC Bank USA	JPY	935,360	USD	8,860	12/11/2020	(16,844)
HSBC Bank USA	USD	7,692	EUR	6,492	12/11/2020	(68,409)
HSBC Bank USA	USD	6,048	SGD	8,249	12/11/2020	(4,951)
Morgan Stanley Capital Services, Inc.	KRW	8,821,869	USD	7,430	11/10/2020	(135,661)
Morgan Stanley Capital Services, Inc.	TWD	1,436,076	USD	49,373	11/18/2020	(529,544)
Morgan Stanley Capital Services, Inc.	USD	4,106	TWD	121,342	11/18/2020	110,946
Morgan Stanley Capital Services, Inc.	HKD	33,453	USD	4,315	12/11/2020	(631)
Morgan Stanley Capital Services, Inc.	NOK	43,414	USD	4,816	12/11/2020	161,161
Morgan Stanley Capital Services, Inc.	USD	12,135	EUR	10,267	12/11/2020	(78,570)
Morgan Stanley Capital Services, Inc.	USD	5,746	NZD	8,584	12/11/2020	(67,128)
Natwest Markets PLC	AUD	29,941	USD	21,281	12/11/2020	(168,017)
Natwest Markets PLC	EUR	8,342	USD	9,838	12/11/2020	42,122
Natwest Markets PLC	JPY	515,126	USD	4,912	12/11/2020	23,246
Natwest Markets PLC	USD	2,860	NZD	4,263	12/11/2020	(39,996)
Standard Chartered Bank	TWD	83,265	USD	2,871	11/18/2020	(22,511)
State Street Bank & Trust Co.	HKD	50,498	USD	6,514	12/11/2020	(532)
State Street Bank & Trust Co.	USD	4,198	CAD	5,580	12/11/2020	(6,349)
UBS AG	USD	4,211	TWD	122,499	11/18/2020	45,604
UBS AG	CAD	11,127	USD	8,314	12/11/2020	(44,427)
UBS AG	HKD	397,310	USD	51,235	12/11/2020	(18,396)
UBS AG	USD	30,605	GBP	23,561	12/11/2020	(191,069)

						$(4,666,887)

abfunds.com	AB BLENDED STYLE FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

TAX-MANAGED INTERNATIONAL PORTFOLIO

*	Share amount less than 0.50.

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $125,787,510 or 4.5% of net assets.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Affiliated investments.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

EAFE – Europe, Australia, and Far East

MSCI – Morgan Stanley Capital International

REIT – Real Estate Investment Trust

See notes to financial statements.

44 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

EMERGING MARKETS PORTFOLIO

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS – 93.6%
Information Technology – 20.4%
Electronic Equipment, Instruments & Components – 1.5%
Elite Material Co., Ltd.	161,000	$818,415
FPT Corp.	88,044	191,419
Hangzhou Hikvision Digital Technology Co., Ltd. – Class A	2,301,355	12,953,606
Sinbon Electronics Co., Ltd.	769,000	4,787,453
Taiwan Union Technology Corp.	150,000	583,878

		19,334,771

IT Services – 1.8%
GDS Holdings Ltd. (ADR)(a)	129,700	10,613,351
Locaweb Servicos de Internet SA(a)(b)	76,100	807,764
My EG Services Bhd(a)	23,884,800	7,580,221
Network International Holdings PLC(a)(b)	413,747	1,455,196
NHN KCP Corp.	11,440	668,754
Tech Mahindra Ltd.	97,921	1,050,949

		22,176,235

Semiconductors & Semiconductor Equipment – 10.8%
ASMedia Technology, Inc.	18,000	912,642
ASPEED Technology, Inc.	51,000	2,017,953
Broadcom, Inc.	32,280	11,760,250
eMemory Technology, Inc.	53,000	940,799
Entegris, Inc.	23,670	1,759,628
Globalwafers Co., Ltd.	23,000	307,747
Koh Young Technology, Inc.	24,260	1,856,275
LEENO Industrial, Inc.	18,330	1,930,507
MediaTek, Inc.	699,000	14,811,081
Micron Technology, Inc.(a)	53,050	2,491,228
Nanya Technology Corp.	5,727,000	11,510,249
Parade Technologies Ltd.	50,000	1,828,003
Realtek Semiconductor Corp.	140,000	1,794,567
Silergy Corp.	31,000	1,837,893
SK Hynix, Inc.	261,578	18,750,619
Taiwan Semiconductor Manufacturing Co., Ltd.	3,827,706	57,584,263
Win Semiconductors Corp.	83,000	827,609
WONIK IPS Co., Ltd.(a)	31,400	892,972

		133,814,285

Software – 0.7%
Beijing Thunisoft Corp., Ltd. – Class A	458,680	1,616,907
Douzone Bizon Co., Ltd.	55,910	4,982,247
Globant SA(a)	9,830	1,761,733

		8,360,887

abfunds.com	AB BLENDED STYLE FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 5.6%
Samsung Electronics Co., Ltd.	1,120,920	$55,647,095
Samsung Electronics Co., Ltd. (Preference Shares)	314,890	13,553,175

		69,200,270

		252,886,448

Financials – 19.1%
Banks – 11.0%
Agricultural Bank of China Ltd. – Class H	16,640,000	5,220,881
Bandhan Bank Ltd.(a)(b)	736,123	2,759,615
Bank BTPN Syariah Tbk PT	7,965,200	1,763,822
Bank Central Asia Tbk PT	1,458,000	2,661,441
Bank for Foreign Trade of Vietnam JSC	2,539,050	9,298,166
Bank Negara Indonesia Persero Tbk PT	16,094,500	4,827,897
Bank of Georgia Group PLC(a)	43,680	502,327
Bank of the Philippine Islands	4,687,740	6,206,914
BDO Unibank, Inc.	486,890	868,795
Capitec Bank Holdings Ltd.	128,792	7,932,446
China CITIC Bank Corp., Ltd. – Class H	8,828,000	3,742,477
China Construction Bank Corp. – Class H	10,790,000	7,011,042
City Union Bank Ltd.	883,472	1,675,317
Credicorp Ltd.	33,100	4,104,069
Equity Group Holdings PLC/Kenya(a)	2,331,200	788,526
Halyk Savings Bank of Kazakhstan JSC (GDR)(b)	214,649	2,296,744
Hana Financial Group, Inc.	544,880	13,089,686
ICICI Bank Ltd.(a)	1,111,801	5,356,888
Industrial Bank Co., Ltd. – Class A	3,188,193	7,575,615
KB Financial Group, Inc.	479,027	15,424,662
Regional SAB de CV(a)	363,106	855,729
Sberbank of Russia PJSC (Sponsored ADR)(a)	2,012,131	23,481,569
Shinhan Financial Group Co., Ltd.	185,390	4,349,354
Turkiye Garanti Bankasi AS(a)	4,225,780	3,862,378

		135,656,360

Capital Markets – 1.1%
B3 SA – Brasil Bolsa Balcao	327,200	3,205,056
Banco BTG Pactual SA	252,800	3,279,346
China Everbright Ltd.	3,396,000	4,568,254
New Frontier Health Corp.(a)	302,450	2,307,693

		13,360,349

Consumer Finance – 1.6%
Manappuram Finance Ltd.	3,444,285	7,373,971
Muangthai Capital PCL(a)	3,828,000	5,949,633
Muthoot Finance Ltd.	462,408	7,111,630

		20,435,234

46 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.6%
Fubon Financial Holding Co., Ltd.	3,823,000	$5,562,902
Metro Pacific Investments Corp.	21,438,000	1,549,058

		7,111,960

Insurance – 3.8%
AIA Group Ltd.	1,705,200	16,949,848
ICICI Lombard General Insurance Co., Ltd.(b)	97,155	1,698,517
IRB Brasil Resseguros S/A	609,800	813,298
PICC Property & Casualty Co., Ltd. – Class H	3,757,000	2,639,134
Ping An Insurance Group Co. of China Ltd. – Class A	135,000	1,518,017
Ping An Insurance Group Co. of China Ltd. – Class H	2,164,500	22,469,346
TQM Corp. PCL	315,300	1,278,613

		47,366,773

Thrifts & Mortgage Finance – 1.0%
Housing Development Finance Corp., Ltd.	515,549	12,170,392

		236,101,068

Consumer Discretionary – 17.4%
Auto Components – 0.1%
Balkrishna Industries Ltd.	83,829	1,686,650

Automobiles – 4.4%
Ford Otomotiv Sanayi AS	386,070	4,374,174
Geely Automobile Holdings Ltd.	4,320,000	8,666,010
Guangzhou Automobile Group Co., Ltd. – Class H	13,874,000	11,638,734
Hyundai Motor Co.	61,920	9,431,661
Kia Motors Corp.	267,800	10,739,296
Maruti Suzuki India Ltd.	45,078	4,126,175
SAIC Motor Corp., Ltd.	1,896,344	5,344,530

		54,320,580

Diversified Consumer Services – 3.2%
Arco Platform Ltd. – Class A(a)	29,880	1,220,299
Fu Shou Yuan International Group Ltd.	10,778,500	10,527,958
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	109,311	16,341,994
TAL Education Group (ADR)(a)	110,060	8,368,962
YDUQS Participacoes SA	535,800	2,615,125

		39,074,338

Hotels, Restaurants & Leisure – 1.7%
Galaxy Entertainment Group Ltd.	605,000	4,090,221
Melco Resorts & Entertainment Ltd. (ADR)	254,560	4,238,424
OPAP SA	1,192,628	11,309,574
Premium Leisure Corp.	141,129,000	902,099

		20,540,318

abfunds.com	AB BLENDED STYLE FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Internet & Direct Marketing Retail – 6.9%
Alibaba Group Holding Ltd.(a)	1,488,280	$54,636,404
Despegar.com Corp.(a)	102,458	651,633
JD.com, Inc. – Class A(a)	540,040	20,794,358
Naspers Ltd. – Class N	55,460	9,795,557

		85,877,952

Leisure Products – 0.1%
KMC Kuei Meng International, Inc.	189,000	1,243,114

Multiline Retail – 0.2%
Lojas Renner SA	132,570	935,985
Poya International Co., Ltd.	70,000	1,338,877

		2,274,862

Specialty Retail – 0.6%
Ace Hardware Indonesia Tbk PT	16,015,700	1,718,551
JUMBO SA	44,430	777,893
Petrobras Distribuidora SA	149,500	536,410
Wilcon Depot, Inc.	4,232,200	1,398,728
Zhongsheng Group Holdings Ltd.	523,500	3,293,083

		7,724,665

Textiles, Apparel & Luxury Goods – 0.2%
Li Ning Co., Ltd.	516,000	2,427,932

		215,170,411

Communication Services – 8.8%
Diversified Telecommunication Services – 1.1%
China Telecom Corp., Ltd. – Class H	15,906,000	4,778,920
Grupo Televisa SAB (Sponsored ADR)(a)	476,460	2,944,523
Megacable Holdings SAB de CV	601,256	1,741,104
Telekomunikasi Indonesia Persero Tbk PT	22,370,500	3,862,574

		13,327,121

Entertainment – 2.4%
HUYA, Inc. (ADR)(a)	309,180	7,404,861
NCSoft Corp.	19,770	13,624,161
NetEase, Inc.	507,850	9,118,175

		30,147,197

Interactive Media & Services – 3.8%
Info Edge India Ltd.	23,161	1,139,531
Tencent Holdings Ltd.	674,300	45,544,495

		46,684,026

Wireless Telecommunication Services – 1.5%
China Mobile Ltd.	1,942,500	12,469,457
Safaricom PLC	22,074,460	6,075,452

		18,544,909

		108,703,253

48 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Industrials – 6.5%
Airlines – 0.2%
Copa Holdings SA – Class A	49,901	$2,512,016

Building Products – 0.2%
Kajaria Ceramics Ltd.	310,670	2,324,387

Commercial Services & Supplies – 2.0%
A-Living Services Co., Ltd. – Class H(b)	2,938,750	15,035,231
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	9,981,660

		25,016,891

Construction & Engineering – 0.1%
Voltas Ltd.	159,039	1,470,985

Electrical Equipment – 0.3%
Voltronic Power Technology Corp.	121,258	4,118,979

Industrial Conglomerates – 0.3%
Bidvest Group Ltd. (The)	443,100	3,638,103

Machinery – 1.6%
Airtac International Group	42,000	955,451
Sinotruk Hong Kong Ltd.	1,047,500	2,699,584
Weichai Power Co., Ltd. – Class H	5,767,000	11,669,250
Zoomlion Heavy Industry Science and Technology Co., Ltd. – Class H	5,120,600	4,947,431

		20,271,716

Professional Services – 0.8%
Centre Testing International Group Co., Ltd. – Class A	464,856	1,679,367
HeadHunter Group PLC (ADR)	43,950	1,075,896
L&T Technology Services Ltd.(b)	262,059	5,731,400
Sporton International, Inc.	103,200	870,755

		9,357,418

Road & Rail – 0.8%
Globaltrans Investment PLC (Sponsored GDR)(b)	1,526,061	9,314,442
Rumo SA(a)	145,700	494,496

		9,808,938

Trading Companies & Distributors – 0.1%
Barloworld Ltd.	448,620	1,639,865

Transportation Infrastructure – 0.1%
Grupo Aeroportuario del Centro Norte SAB de CV(a)	198,250	908,965

		81,068,263

abfunds.com	AB BLENDED STYLE FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Materials – 5.4%
Chemicals – 1.7%
Berger Paints India Ltd.	174,472	$1,377,194
Kumho Petrochemical Co., Ltd.	128,190	12,025,939
Orbia Advance Corp. SAB de CV	2,676,040	4,669,137
Pidilite Industries Ltd.	81,440	1,578,127
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	27,530	892,523
SRF Ltd.	10,814	606,281

		21,149,201

Construction Materials – 2.2%
Anhui Conch Cement Co., Ltd. – Class A	200,595	1,636,961
Anhui Conch Cement Co., Ltd. – Class H	1,524,000	10,555,661
China Resources Cement Holdings Ltd.	3,724,000	5,119,572
Grupo Cementos de Chihuahua SAB de CV	465,630	2,161,210
Huaxin Cement Co., Ltd.	2,092,897	7,771,307

		27,244,711

Metals & Mining – 1.5%
Antofagasta PLC	614,920	8,115,231
First Quantum Minerals Ltd.	290,380	2,588,570
Hoa Phat Group JSC	848,990	973,943
KGHM Polska Miedz SA(a)	39,126	1,197,331
Polyus PJSC (GDR)(b)	52,650	5,546,818

		18,421,893

		66,815,805

Energy – 4.9%
Oil, Gas & Consumable Fuels – 4.9%
Ecopetrol SA (Sponsored ADR)	263,883	2,596,609
LUKOIL PJSC (Sponsored ADR)	227,129	13,039,476
PetroChina Co., Ltd. – Class H	15,434,000	4,541,866
Petroleo Brasileiro SA (ADR)	1,760,191	12,532,560
Petroleo Brasileiro SA (Preference Shares)	3,836,500	13,396,564
Petronet LNG Ltd.	872,563	2,603,108
Reliance Industries Ltd.	382,951	11,596,684

		60,306,867

Health Care – 3.5%
Biotechnology – 0.3%
Amicogen, Inc.(a)	35,620	1,325,717
Seegene, Inc.	2,595	577,801
Zai Lab Ltd. (ADR)(a)	22,830	1,898,771

		3,802,289

Health Care Equipment & Supplies – 0.5%
Top Glove Corp. Bhd	2,488,000	4,988,461
Yestar Healthcare Holdings Co., Ltd.(a)	7,375,000	1,227,573

		6,216,034

50 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Health Care Providers & Services – 1.6%
Cleopatra Hospital(a)	4,381,400	$1,403,493
Dr. Lal PathLabs Ltd.(b)	76,712	1,959,494
Jinxin Fertility Group Ltd.(b)	4,166,400	5,286,855
Notre Dame Intermedica Participacoes SA	147,000	1,702,990
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	3,725,000	6,247,784
Universal Vision Biotechnology Co., Ltd.	297,000	2,716,861

		19,317,477

Life Sciences Tools & Services – 0.3%
Divi’s Laboratories Ltd.	35,896	1,488,092
Hangzhou Tigermed Consulting Co., Ltd. – Class A	122,154	1,854,046

		3,342,138

Pharmaceuticals – 0.8%
China Resources Pharmaceutical Group Ltd.(b)	4,520,700	2,331,220
Genomma Lab Internacional SAB de CV – Class B(a)	4,681,330	4,551,866
Richter Gedeon Nyrt	87,570	1,848,444
Yuhan Corp.	28,990	1,592,142

		10,323,672

		43,001,610

Real Estate – 2.7%
Equity Real Estate Investment Trusts (REITs) – 0.5%
Embassy Office Parks Reit	886,800	4,349,290
Fibra Uno Administracion SA de CV	3,049,470	2,407,966

		6,757,256

Real Estate Management & Development – 2.2%
Aldar Properties PJSC	2,572,200	1,419,598
CIFI Holdings Group Co., Ltd.	8,388,000	6,231,038
Country Garden Services Holdings Co., Ltd.	265,000	1,721,036
Midea Real Estate Holding Ltd.(b)	1,795,600	4,286,073
Poly Developments and Holdings Group Co., Ltd. – Class A	1,076,478	2,526,868
Times China Holdings Ltd.	5,422,000	7,561,915
Vincom Retail JSC	2,551,433	3,071,501

		26,818,029

		33,575,285

Utilities – 2.5%
Electric Utilities – 1.5%
Centrais Eletricas Brasileiras SA	423,500	2,286,458
Centrais Eletricas Brasileiras SA (Preference Shares)	22,500	124,962

abfunds.com	AB BLENDED STYLE FUNDS | 51

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Equatorial Energia SA	2,304,400	$8,690,894
Power Grid Corp. of India Ltd.	3,488,384	7,700,450

		18,802,764

Gas Utilities – 1.0%
ENN Energy Holdings Ltd.	226,000	2,479,954
GAIL India Ltd.	2,861,181	3,359,470
Kunlun Energy Co., Ltd.	9,556,000	6,310,033

		12,149,457

		30,952,221

Consumer Staples – 2.4%
Food & Staples Retailing – 1.0%
BGF retail Co., Ltd.	11,610	1,227,859
Dino Polska SA(a)(b)	10,417	612,787
GS Retail Co., Ltd.	41,380	1,185,934
Raia Drogasil SA	348,500	1,453,350
X5 Retail Group NV (GDR)(b)	206,100	7,625,700

		12,105,630

Food Products – 1.3%
Britannia Industries Ltd.	18,032	929,974
Industrias Bachoco SAB de CV	977,328	3,068,363
Minerva SA/Brazil(a)	2,328,500	4,867,713
WH Group Ltd.(b)	9,867,500	8,048,987

		16,915,037

Household Products – 0.1%
C&S Paper Co., Ltd.	473,900	1,496,982

		30,517,649

Total Common Stocks (cost $1,065,844,896)		1,159,098,880

EQUITY LINKED NOTES – 2.4%
Information Technology – 1.3%
Electronic Equipment, Instruments & Components – 1.3%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	7,611,184	16,416,152

Financials – 0.6%
Banks – 0.6%
Bank for Foreign Trade of Vietnam JSC, Macquarie Bank Ltd., expiring 06/07/2021(a)	254,440	923,061
Emirates NBD Bank PJSC, Merrill Lynch & Co., Inc., expiring 01/03/2022(a)	2,378,922	6,897,492

		7,820,553

52 | AB BLENDED STYLE FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Company	Shares	U.S. $ Value

Real Estate – 0.3%
Real Estate Management & Development – 0.3%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2021(a)	2,935,714	$3,495,199

Consumer Discretionary – 0.2%
Specialty Retail – 0.2%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2021(a)	451,986	2,033,566

Total Equity Linked Notes (cost $28,105,713)		29,765,470

SHORT-TERM INVESTMENTS – 2.3%
Investment Companies – 2.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.05%(c)(d)(e) (cost $28,861,918)	28,861,918	28,861,918

Total Investments – 98.3% (cost $1,122,812,527)		1,217,726,268
Other assets less liabilities – 1.7%		20,433,118

Net Assets – 100.0%		$1,238,159,386

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	189,831	USD	2,576	10/15/2020	$(2,986)
Bank of America, NA	KRW	13,406,204	USD	11,298	11/10/2020	(199,020)
Bank of America, NA	USD	2,459	RUB	190,462	11/19/2020	(18,494)
Bank of America, NA	USD	15,661	ZAR	261,877	11/27/2020	(129,588)
Barclays Bank PLC	INR	1,044,932	USD	14,016	10/15/2020	(178,037)
Barclays Bank PLC	USD	11,397	CNY	78,507	10/21/2020	173,168
Barclays Bank PLC	USD	11,332	KRW	13,406,204	11/10/2020	165,115
Barclays Bank PLC	USD	1,208	RUB	95,696	11/19/2020	18,402
BNP Paribas SA	BRL	25,740	USD	4,563	10/02/2020	(20,152)
BNP Paribas SA	USD	4,648	BRL	25,740	10/02/2020	(64,472)
BNP Paribas SA	CNY	44,532	USD	6,381	10/21/2020	(181,499)
BNP Paribas SA	USD	5,112	CNY	35,060	10/21/2020	54,463
BNP Paribas SA	USD	2,561	CNY	17,340	10/21/2020	(5,412)
BNP Paribas SA	USD	1,555	HUF	458,577	10/22/2020	(76,698)
BNP Paribas SA	BRL	25,740	USD	4,644	11/04/2020	64,690
BNP Paribas SA	PEN	6,146	USD	1,724	11/13/2020	18,377
BNP Paribas SA	TWD	156,648	USD	5,381	11/18/2020	(62,573)
Citibank, NA	BRL	46,428	USD	8,286	10/02/2020	18,664

abfunds.com	AB BLENDED STYLE FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	8,231	BRL	46,428	10/02/2020	$36,348
Citibank, NA	USD	4,971	CNY	34,741	10/21/2020	148,840
Citibank, NA	USD	1,283	PLN	4,796	10/22/2020	(41,827)
Citibank, NA	KRW	14,901,595	USD	12,775	11/10/2020	(5,358)
Citibank, NA	USD	1,825	ZAR	31,293	11/13/2020	34,242
Credit Suisse International	USD	11,514	CNY	79,887	10/21/2020	259,452
Goldman Sachs Bank USA	BRL	10,571	USD	1,874	10/02/2020	(8,276)
Goldman Sachs Bank USA	USD	1,929	BRL	10,571	10/02/2020	(46,223)
Goldman Sachs Bank USA	INR	1,449,154	USD	19,661	10/15/2020	(24,206)
Goldman Sachs Bank USA	USD	42,688	INR	3,239,371	10/15/2020	1,315,728
Goldman Sachs Bank USA	USD	5,759	CNY	39,930	10/21/2020	125,146
Goldman Sachs Bank USA	PLN	4,814	USD	1,286	10/22/2020	40,346
Goldman Sachs Bank USA	TWD	60,200	USD	2,085	11/18/2020	(6,858)
Goldman Sachs Bank USA	USD	3,121	TWD	90,044	11/18/2020	7,879
Goldman Sachs Bank USA	RUB	2,048,081	USD	26,602	11/19/2020	353,621
HSBC Bank USA	TRY	29,646	USD	3,844	10/27/2020	28,561
JPMorgan Chase Bank, NA	BRL	10,117	USD	1,794	10/02/2020	(7,920)
JPMorgan Chase Bank, NA	USD	1,838	BRL	10,117	10/02/2020	(36,125)
JPMorgan Chase Bank, NA	USD	1,291	CZK	28,827	10/22/2020	(42,180)
JPMorgan Chase Bank, NA	USD	2,197	BRL	12,345	11/04/2020	(171)
Morgan Stanley Capital Services, Inc.	HUF	458,577	USD	1,463	10/22/2020	(15,869)
Morgan Stanley Capital Services, Inc.	ZAR	31,293	USD	1,826	11/13/2020	(32,812)
Morgan Stanley Capital Services, Inc.	USD	13,774	TWD	400,641	11/18/2020	147,734
Natwest Markets PLC	EUR	1,153	USD	1,362	10/15/2020	9,368
Natwest Markets PLC	CNY	17,345	USD	2,545	10/21/2020	(11,654)
Standard Chartered Bank	USD	4,359	CNY	30,374	10/21/2020	117,776
State Street Bank & Trust Co.	EUR	3,557	USD	4,177	10/15/2020	5,270
State Street Bank & Trust Co.	USD	5,643	CNY	38,675	10/21/2020	57,067
State Street Bank & Trust Co.	PLN	12,306	USD	3,297	10/22/2020	112,824
State Street Bank & Trust Co.	USD	3,343	PLN	12,324	10/22/2020	(154,437)
State Street Bank & Trust Co.	USD	13,575	THB	428,421	10/27/2020	(55,367)
State Street Bank & Trust Co.	AED	7,063	USD	1,923	11/18/2020	(3)
State Street Bank & Trust Co.	USD	1,923	AED	7,063	11/18/2020	(259)
State Street Bank & Trust Co.	USD	2,552	ZAR	42,023	11/27/2020	(60,093)
State Street Bank & Trust Co.	AED	18,369	USD	4,999	02/17/2021	(252)
State Street Bank & Trust Co.	USD	2,500	AED	9,184	02/17/2021	(391)
UBS AG	EUR	2,172	USD	2,574	10/15/2020	26,458

						$1,850,327

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $74,796,843 or 6.0% of net assets.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

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PORTFOLIO OF INVESTMENTS (continued)

EMERGING MARKETS PORTFOLIO

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

AED – United Arab Emirates Dirham

BRL – Brazilian Real

CNY – Chinese Yuan Renminbi

CZK – Czech Koruna

EUR – Euro

HUF – Hungarian Forint

INR – Indian Rupee

KRW – South Korean Won

PEN – Peruvian Sol

PLN – Polish Zloty

RUB – Russian Ruble

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

JSC – Joint Stock Company

PJSC – Public Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 55

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

	International Portfolio		Tax-Managed International Portfolio		Emerging Markets Portfolio
Assets
Investments in securities at value
Unaffiliated issuers	$1,116,023,569		$2,663,815,993		$1,188,864,350
Affiliated issuers	40,379,019		103,676,108		28,861,918
Foreign currencies, at value(a)	3,938,150		10,157,937		2,179,162
Cash collateral due from broker	2,858,088		6,475,112		117
Receivables:
Unaffiliated interest and dividends	2,504,382		5,984,986		2,412,904
Affiliated dividends	1,761		4,274		1,165
Foreign withholding tax reclaims	3,285,216		6,809,490		314
Investment securities sold and foreign currency transactions	3,310,390		8,396,894		20,072,423
Capital shares sold	486,593		469,380		322,862
Variation margin on futures	121,384		255,158		– 0	–
Unrealized appreciation of forward currency exchange contracts	1,633,171		3,781,468		3,339,539

Total assets	1,174,541,723		2,809,826,800		1,246,054,754

Liabilities
Due to custodian	– 0	–	– 0	–	204,242
Cash collateral due to broker	– 0	–	– 0	–	2,010,000
Payables:
Investment securities purchased and foreign currency transactions	3,992,780		10,115,002		2,299,836
Management fee	722,200		1,698,557		975,542
Capital shares redeemed	564,614		2,022,455		435,004
Shareholder servicing fee	174,620		487,327		219,621
Transfer Agent fee	18,342		28,565		35,853
Distribution fee	1,059		253		– 0	–
Accrued expenses and other liabilities	330,616		723,206		226,058
Unrealized depreciation of forward currency exchange contracts	3,511,633		8,448,355		1,489,212

Total liabilities	9,315,864		23,523,720		7,895,368

Net Assets	$1,165,225,859		$2,786,303,080		$1,238,159,386

Cost of investments
Unaffiliated issuers	$947,383,815		$2,288,250,120		$1,093,950,609
Affiliated issuers	40,379,019		103,676,108		28,861,918
Net Assets Consist of:
Capital stock, at par	$70,971		$163,122		$45,554
Additional paid-in capital	1,092,746,389		2,652,317,335		1,183,720,227
Distributable earnings(b)	72,408,499		133,822,623		54,393,605

	$1,165,225,859		$2,786,303,080		$1,238,159,386

(a)	Cost: $3,942,294, $10,170,256 and $2,185,186, respectively. (Note 1)

(b)	Net of accrued foreign capital gains taxes of $236,788, $564,843 and $58,630, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Calculation of Maximum Offering Price
International Class/Tax-Managed International Class/Emerging Markets Class Shares
Net Assets	$836,856,240	$2,343,322,025	$1,056,249,438
Shares of capital stock outstanding	50,747,732	136,878,965	38,872,047

Net asset value, offering and redemption price per share	$16.49	$17.12	$27.17

Class A Shares
Net Assets	$3,335,675	$1,226,402
Shares of capital stock outstanding	203,445	72,660

Net asset value and redemption price per share	$16.40	$16.88
Sales charge – 4.25% of public offering price	0.73	0.75

Maximum offering price	$17.13	$17.63

Class C Shares
Net Assets	$445,897
Shares of capital stock outstanding	27,290

Net asset value and offering price per share	$16.34

Class Z Shares
Net Assets	$324,588,047	$441,754,653	$181,909,948
Shares of capital stock outstanding	19,992,909	26,170,095	6,681,838

Net asset value and offering price per share	$16.24	$16.88	$27.22

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 57

STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

	International Portfolio		Tax-Managed International Portfolio			Emerging Markets Portfolio
Investment Income
Income:
Interest	$10,384		$	– 0	–	$	– 0	–
Dividends
Unaffiliated issuers(a)	23,869,799			56,694,748			31,639,995
Affiliated issuers	273,195			677,845			183,572
Other income	1,500			– 0	–		– 0	–

Total income	24,154,878			57,372,593			31,823,567

Expenses:
Management fee (see Note 2A)	9,542,335			22,141,518			12,006,069
Shareholder servicing fee (see Note 2B)	2,375,683			6,486,180			2,714,134
Custody and accounting fees	326,902			467,467			560,382
Transfer Agent fee – Non-Retail Class	101,953			163,999			251,266
Transfer Agent fee – Class A	9,845			3,548			– 0	–
Transfer Agent fee – Class B	– 0	–		1			– 0	–
Transfer Agent fee – Class C	1,675			168			– 0	–
Transfer Agent fee – Class Z	63,610			85,172			37,744
Distribution fees – Class A	8,547			3,429			– 0	–
Distribution fees – Class B	– 0	–		3			– 0	–
Distribution fees – Class C	5,692			696			– 0	–
Auditing and tax fees	75,804			121,028			90,657
Directors’ fees and expenses	52,024			115,994			47,897
Registration fees	71,056			83,575			34,831
Legal fees	45,167			102,760			34,142
Printing fees	46,049			54,651			52,733
Miscellaneous	83,694			102,236			109,714

Total expenses	12,810,036			29,932,425			15,939,569
Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2E)	(71,166)			(95,016)			(25,388)

Net expenses	12,738,870			29,837,409			15,914,181

Net investment income	11,416,008			27,535,184			15,909,386

See notes to financial statements.

58 | AB BLENDED STYLE FUNDS	abfunds.com

STATEMENT OF OPERATIONS (continued)

	International Portfolio	Tax-Managed International Portfolio	Emerging Markets Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(b)	$(27,311,466)	$(89,501,559)	$(11,695,018)
Forward currency exchange contracts	5,605,687	12,954,449	7,129,218
Futures	(3,215,287)	(9,727,022)	(76,176)
Foreign currency transactions	(1,511,245)	(5,164,550)	(2,113,035)

Net realized loss on investment and foreign currency transactions	(26,432,311)	(91,438,682)	(6,755,011)

Net change in unrealized appreciation/depreciation of:
Investments(c)	55,234,818	135,176,182	57,844,027
Forward currency exchange contracts	(1,262,971)	(531,477)	1,613,813
Futures	(484,336)	(922,041)	– 0	–
Foreign currency denominated assets and liabilities	254,237	936,280	290,061

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,741,748	134,658,944	59,747,901

Net realized and unrealized gain on investment and foreign currency transactions	27,309,437	43,220,262	52,992,890

Contributions from affiliates (see Note 2A)	5,800	30,709	14,178

Net increase in net assets resulting from operations	$38,731,245	$70,786,155	$68,916,454

(a)	Net of foreign withholding taxes of $2,672,462, $6,360,701 and $3,590,289, respectively.

(b)	Net of foreign capital gains taxes of $460,480, $1,032,624 and $419, respectively.

(c)	Net of (increase) decrease in accrued foreign capital gains taxes of $(217,389), $(514,236) and $54,530, respectively.

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 59

STATEMENT OF CHANGES IN NET ASSETS

International Portfolio
Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$11,416,008	$21,035,753
Net realized loss on investment and foreign currency transactions	(26,432,311)	(57,539,360)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	53,741,748	(33,346,662)
Contributions from affiliates (see Note 2A)	5,800	– 0	–

Net increase (decrease) in net assets resulting from operations	38,731,245	(69,850,269)
Distributions to shareholders
International Class	(17,054,513)	(52,502,914)
Class A	(56,718)	(158,641)
Class B	– 0	–	(77)
Class C	(4,235)	(26,508)
Class Z	(6,424,778)	(16,807,013)

Total distributions to shareholders	(23,540,244)	(69,495,153)

Capital-Share Transactions:
Net proceeds from sales of shares	60,202,133	100,534,838
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,530,937	66,712,565

Total proceeds from shares sold	80,733,070	167,247,403
Cost of shares redeemed	(324,769,687)	(175,391,195)

Net decrease in net assets from capital-share transactions	(244,036,617)	(8,143,792)

Net decrease in net assets	(228,845,616)	(147,489,214)
Net Assets:
Beginning of period	1,394,071,475	1,541,560,689

End of period	$1,165,225,859	$1,394,071,475

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

Tax-Managed International Portfolio
Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$27,535,184	$49,744,876
Net realized loss on investment and foreign currency transactions	(91,438,682)	(155,637,336)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	134,658,944	(57,761,010)
Contributions from affiliates (see Note 2A)	30,709	– 0	–

Net increase (decrease) in net assets resulting from operations	70,786,155	(163,653,470)
Distributions to shareholders
International Class	(40,202,471)	(43,586,547)
Class A	(19,844)	(39,012)
Class B	– 0	–	(20)
Class C	(628)	(1,323)
Class Z	(7,286,993)	(7,581,300)

Total distributions to shareholders	(47,509,936)	(51,208,202)

Capital-Share Transactions:
Net proceeds from sales of shares	140,823,701	244,949,089
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	38,819,203	42,388,672

Total proceeds from shares sold	179,642,904	287,337,761
Cost of shares redeemed	(688,552,190)	(365,621,413)

Net decrease in net assets from capital-share transactions	(508,909,286)	(78,283,652)

Net decrease in net assets	(485,633,067)	(293,145,324)
Net Assets:
Beginning of period	3,271,936,147	3,565,081,471

End of period	$2,786,303,080	$3,271,936,147

See notes to financial statements.

abfunds.com	AB BLENDED STYLE FUNDS | 61

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets Portfolio
	Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,909,386	$25,887,419
Net realized loss on investment and foreign currency transactions	(6,755,011)	(47,651,320)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	59,747,901	7,911,117
Contributions from affiliates (see Note 2A)	14,178	70,803

Net increase (decrease) in net assets resulting from operations	68,916,454	(13,781,981)
Distributions to shareholders
Emerging Markets Class	(18,666,186)	(78,152,549)
Class Z	(3,434,131)	(12,884,657)

Total distributions to shareholders	(22,100,317)	(91,037,206)

Capital-Share Transactions:
Net proceeds from sales of shares	104,194,109	205,841,076
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	18,642,108	70,945,839

Total proceeds from shares sold	122,836,217	276,786,915
Cost of shares redeemed	(228,806,667)	(226,873,188)

Net increase (decrease) in net assets from capital-share transactions	(105,970,450)	49,913,727

Net decrease in net assets	(59,154,313)	(54,905,460)
Net Assets:
Beginning of period	1,297,313,699	1,352,219,159

End of period	$1,238,159,386	$1,297,313,699

See notes to financial statements.

62 | AB BLENDED STYLE FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1.

Organization and Significant Accounting Policies

The Class A, C and Z shares (collectively, the “AB International Retail Class shares”) of AB International Portfolio and AB Tax-Managed International Portfolio and the Class Z shares of AB Emerging Markets Portfolio are shares of the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (the “Portfolios”), respectively, of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class Z shares of the Portfolios are currently offered exclusively to registered investment companies (or their series) managed by AllianceBernstein L.P. (the “Adviser”). Class B of the International Portfolio and Tax-Managed International Portfolio have been authorized but currently are not offered. Class R shares for the International Portfolio have been authorized but currently are not offered. Class C shares of the Tax-Managed International Portfolio have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B Shares of the Fund were converted to Class A shares. Class A shares of the Portfolios are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the AB International Retail Class shares. The financial highlights of the International, Tax-Managed International and Emerging Markets Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

abfunds.com	AB BLENDED STYLE FUNDS | 63

NOTES TO FINANCIAL STATEMENTS (continued)

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party

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NOTES TO FINANCIAL STATEMENTS (continued)

broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

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Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2020:

International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$32,736,266		$157,882,396		$	– 0	–	$190,618,662
Industrials	15,140,455		148,802,976			– 0	–	163,943,431
Financials	3,000,836		151,861,191			– 0	–	154,862,027
Consumer Staples	12,161,082		123,298,694			– 0	–	135,459,776
Health Care	20,598,153		112,070,629			0	(a)	132,668,782
Consumer Discretionary	10,986,480		107,428,371			– 0	–	118,414,851
Communication Services	4,658,578		63,901,271			– 0	–	68,559,849
Materials	5,835,329		56,272,103			– 0	–	62,107,432
Utilities	4,734,128		33,433,710			– 0	–	38,167,838
Energy	– 0	–	26,924,771			– 0	–	26,924,771
Real Estate	– 0	–	24,296,150			– 0	–	24,296,150
Short-Term Investments	40,379,019		– 0	–		– 0	–	40,379,019

Total Investments in Securities	150,230,326		1,006,172,262	(b)		– 0	–	1,156,402,588
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–	1,633,171			– 0	–	1,633,171
Liabilities:
Futures	(456,742)		– 0	–		– 0	–	(456,742	)(d)
Forward Currency Exchange Contracts	– 0	–	(3,511,633)			– 0	–	(3,511,633)

Total	$149,773,584		$1,004,293,800		$	– 0	–	$1,154,067,384

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Tax-Managed International Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$77,330,666		$376,531,983		$	– 0	–	$453,862,649
Industrials	35,793,368		356,615,969			– 0	–	392,409,337
Financials	7,349,028		362,861,121			– 0	–	370,210,149
Consumer Staples	29,060,599		293,431,135			– 0	–	322,491,734
Health Care	47,471,988		268,429,602			0	(a)	315,901,590
Consumer Discretionary	26,237,470		256,592,182			– 0	–	282,829,652
Communication Services	11,528,500		153,455,765			– 0	–	164,984,265
Materials	13,604,028		134,216,358			– 0	–	147,820,386
Utilities	10,902,004		79,877,420			– 0	–	90,779,424
Energy	– 0	–	63,393,080			– 0	–	63,393,080
Real Estate	– 0	–	59,133,727			– 0	–	59,133,727
Short-Term Investments	103,676,108		– 0	–		– 0	–	103,676,108

Total Investments in Securities	362,953,759		2,404,538,342	(b)		– 0	–	2,767,492,101
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–	3,781,468			– 0	–	3,781,468
Liabilities:
Futures	(960,157)		– 0	–		– 0	–	(960,157	)(d)
Forward Currency Exchange Contracts	– 0	–	(8,448,355)			– 0	–	(8,448,355)

Total	$361,993,602		$2,399,871,455		$	– 0	–	$2,761,865,057

Emerging Markets Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$29,193,954		$223,692,494		$	– 0	–	$252,886,448
Financials	41,132,030		194,969,038			– 0	–	236,101,068
Consumer Discretionary	34,908,832		180,261,579			– 0	–	215,170,411
Communication Services	12,090,488		96,612,765			– 0	–	108,703,253
Industrials	12,126,476		68,941,787			– 0	–	81,068,263
Materials	10,311,440		56,504,365			– 0	–	66,815,805
Energy	41,565,209		18,741,658			– 0	–	60,306,867

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2		Level 3			Total
Health Care	$11,362,494		$31,639,116		$	– 0	–	$43,001,610
Real Estate	2,407,966		31,167,319			– 0	–	33,575,285
Utilities	11,102,314		19,849,907			– 0	–	30,952,221
Consumer Staples	17,015,126		13,502,523			– 0	–	30,517,649
Equity Linked Notes	– 0	–	29,765,470			– 0	–	29,765,470
Short-Term Investments	28,861,918		– 0	–		– 0	–	28,861,918

Total Investments in Securities	252,078,247		965,648,021	(b)		– 0	–	1,217,726,268
Other Financial Instruments(c):
Assets:
Forward Currency Exchange Contracts	– 0	–	3,339,539			– 0	–	3,339,539
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(1,489,212)			– 0	–	(1,489,212)

Total	$252,078,247		$967,498,348		$	– 0	–	$1,219,576,595

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

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The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, International Portfolio and Tax-Managed International Portfolio filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filings are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

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E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and

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liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to trading adjustments, taxable overdistributions, and contributions from affiliates are reflected as adjustments to the components of net assets as of September 30, 2020, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Distributable Earnings/ Accumulated Loss
International Portfolio	$(11,514,998)	$11,514,998
Tax-Managed International Portfolio	(30,709)	30,709
Emerging Markets Portfolio	(14,178)	14,178

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Thereafter
International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Tax-Managed International	0.750%	0.650%	0.600%

	First $2.5 Billion	Next $2.5 Billion	Thereafter
Emerging Markets	0.950%	0.900%	0.850%

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During the year ended September 30, 2020, the Adviser reimbursed the International Portfolio and the Tax-Managed International Portfolio $5,800 and $30,709, respectively, for losses incurred due to a mispriced security. During the year ended September 30, 2020, the Adviser reimbursed the Emerging Markets Portfolio $14,178 for trading losses incurred due to trade entry errors. During the year ended September 30, 2019, the Adviser reimbursed the Emerging Markets Portfolio $70,803 for trading losses incurred due to a trade entry error.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to the Fund, the Portfolios and individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments,

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systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. Under the agreement, the fee paid by the International, Tax-Managed International and Emerging Markets Class shares to the Adviser for services under this agreement is at an annual rate of ..25%, annualized of the average daily net assets of each Portfolio attributable to the respective class during the month.

Under a Transfer Agency Agreement between the Fund, on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to: International Portfolio, $63,610, Tax-Managed International Portfolio, $85,172 and Emerging Markets Portfolio, $35,629 for the year ended September 30, 2020.

The Adviser is currently waiving the costs of transfer agency fees for Classes A, B and C and printing fees for Classes A, B, C and Z of the International and Tax-Managed International Portfolios. For the year ended September 30, 2020, such waivers amounted to $36,937 and $13,257, respectively.

C. Distribution Arrangements—International, Tax-Managed International and Emerging Markets Class Shares

Under the Distribution Agreement between the Fund, on behalf of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell International, Tax-Managed International and Emerging Markets Class shares of the Portfolios. This agreement does not apply to the AllianceBernstein International Retail Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—AB International Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to

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NOTES TO FINANCIAL STATEMENTS (continued)

Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly-owned subsidiary of the Adviser, at an annual rate of up to .30% of the Class A shares and 1% of the Class B and Class C shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of the Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
International	$1,462,969
Tax-Managed International	1,237,573

There are no distribution and servicing fees on Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Investments in Affiliated Issuers

The Portfolios may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2020, such waivers amounted to:

Amount
International	$34,229
Tax-Managed International	81,759
Emerging Markets	25,388

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A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2020 is as follows:

Portfolio	Market Value 9/30/19 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/20 (000)	Dividend Income (000)
International	$17,945	$275,514	$253,080	$40,379	$273
Tax-Managed International	48,727	590,934	535,985	103,676	678
Emerging Markets	11,747	435,284	418,169	28,862	184

F. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2020, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class C
International	$41	$22	$	– 0	–
Tax-Managed International	2	5		– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
International	$469,887,227	$	– 0	–	$741,446,407	$	– 0	–
Tax-Managed International	1,101,946,964		– 0	–	1,674,873,580		– 0	–
Emerging Markets	1,039,543,573		– 0	–	1,178,675,683		– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
International	$992,994,517	$256,607,522	$(93,406,661)	$163,200,861
Tax-Managed International	2,403,712,879	603,512,963	(240,191,978)	363,320,985
Emerging Markets	1,129,690,255	190,458,702	(102,374,402)	88,084,300

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B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions;

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therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the Portfolios held futures for hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2020, the Portfolios held forward currency exchange contracts for hedging purposes.

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A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2020, the Portfolios had entered into the following derivatives:

International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/ Payable for variation margin on futures	$456,742	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$1,633,171	Unrealized depreciation on forward currency exchange contracts	3,511,633

Total		$1,633,171		$3,968,375

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,215,287)	$(484,336)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	5,605,687	(1,262,971)

Total		$2,390,400	$(1,747,307)

Tax-Managed International Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Receivable/ Payable for variation margin on futures	$960,157	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,781,468	Unrealized depreciation on forward currency exchange contracts	8,448,355

Total		$3,781,468		$9,408,512

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(9,727,022)	$(922,041)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	12,954,449	(531,477)

Total		$3,227,427	$(1,453,518)

Emerging Markets Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,339,539	Unrealized depreciation on forward currency exchange contracts	$1,489,212

Total		$3,339,539		$1,489,212

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(76,176)	$	– 0	–

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	7,129,218		1,613,813

Total		$7,053,042		$1,613,813

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2020:

International Portfolio
Futures:
Average notional amount of buy contracts	$31,396,540	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$396,197,116
Average principal amount of sale contracts	$368,885,014

(a)	Positions were open for ten months during the year.

Tax-Managed International Portfolio
Futures:
Average notional amount of buy contracts	$72,562,816	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$943,455,767
Average principal amount of sale contracts	$884,800,830

(a)	Positions were open for ten months during the year.

Emerging Markets Portfolio
Futures:
Average notional amount of buy contracts	$12,408,395	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$276,827,061
Average principal amount of sale contracts	$252,413,432

(a)	Positions were open for less than one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$403,433	$(403,433)		$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	906	(906)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	25,718	– 0	–		– 0	–		– 0	–		25,718
Citibank, NA	97,577	(97,577)			– 0	–		– 0	–		– 0	–

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Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Credit Suisse International	$349,541	$(207,154)	$	– 0	–	$	– 0	–	$142,387
Goldman Sachs Bank USA	462,091	(73,992)	– 0	–	– 0	–	388,099
HSBC Bank USA	86,392	(54,082)	– 0	–	– 0	–	32,310
Morgan Stanley Capital Services, Inc.	104,812	(104,812)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	56,580	(56,580)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	33,145	– 0	–	– 0	–	– 0	–	33,145
State Street Bank & Trust Co.	12,976	(12,976)	– 0	–	– 0	–	– 0	–

Total	$1,633,171	$(1,011,512)	$	– 0	–	$	– 0	–	$621,659	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$1,648,346	$(403,433)	$(350,000)	$	– 0	–	$894,913
Barclays Bank PLC	400,457	(906)	– 0	–	– 0	–	399,551
Citibank, NA	543,009	(97,577)	(121,000)	– 0	–	324,432
Credit Suisse International	207,154	(207,154)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	73,992	(73,992)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	54,082	(54,082)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	2,922	– 0	–	– 0	–	– 0	–	2,922
Morgan Stanley Capital Services, Inc.	138,614	(104,812)	– 0	–	– 0	–	33,802
Natwest Markets PLC	71,149	(56,580)	– 0	–	– 0	–	14,569
State Street Bank & Trust Co.	40,638	(12,976)	– 0	–	– 0	–	27,662
UBS AG	331,270	– 0	–	– 0	–	– 0	–	331,270

Total	$3,511,633	$(1,011,512)	$(471,000)	$	– 0	–	$2,029,121	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Tax-Managed International Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$998,432	$(998,432)	$–0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	3,347	(3,347)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	100,833	– 0	–	– 0	–	– 0	–	100,833
Citibank, NA	156,954	(156,954)	– 0	–	– 0	–	– 0	–
Credit Suisse International	832,426	(490,723)	– 0	–	– 0	–	341,703
Goldman Sachs Bank USA	1,096,718	(235,677)	– 0	–	– 0	–	861,041
HSBC Bank USA	209,679	(108,496)	– 0	–	– 0	–	101,183
Morgan Stanley Capital Services, Inc.	272,107	(272,107)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	65,368	(65,368)	– 0	–	– 0	–	– 0	–
UBS AG	45,604	(45,604)	– 0	–	– 0	–	– 0	–

Total	$3,781,468	$(2,376,708)	$–0	–	$	– 0	–	$1,404,760	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$4,120,255	$(998,432)	$(475,000)	$	– 0	–	$2,646,823
Barclays Bank PLC	823,667	(3,347)	– 0	–	– 0	–	820,320
Citibank, NA	1,366,706	(156,954)	(627,000)	– 0	–	582,752
Credit Suisse International	490,723	(490,723)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	235,677	(235,677)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	108,496	(108,496)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services, Inc.	811,534	(272,107)	(355,000)	– 0	–	184,427
Natwest Markets PLC	208,013	(65,368)	– 0	–	– 0	–	142,645
Standard Chartered Bank	22,511	– 0	–	– 0	–	– 0	–	22,511
State Street Bank & Trust Co.	6,881	– 0	–	– 0	–	– 0	–	6,881
UBS AG	253,892	(45,604)	– 0	–	– 0	–	208,288

Total	$8,448,355	$(2,376,708)	$(1,457,000)	$	– 0	–	$4,614,647	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Emerging Markets Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$356,685	$(178,037)		$	– 0	–	$	– 0	–	$178,648
BNP Paribas SA	137,530	(137,530)			– 0	–		– 0	–	– 0	–
Citibank, NA	238,094	(47,185)			– 0	–		– 0	–	190,909
Credit Suisse International	259,452	– 0	–		– 0	–		– 0	–	259,452
Goldman Sachs Bank USA	1,842,720	(85,563)			(1,740,000)			– 0	–	17,157
HSBC Bank USA	28,561	– 0	–		– 0	–		– 0	–	28,561
Morgan Stanley Capital Services, Inc.	147,734	(48,681)			(99,053)			– 0	–	– 0	–
Natwest Markets PLC	9,368	(9,368)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	117,776	– 0	–		– 0	–		– 0	–	117,776
State Street Bank & Trust Co.	175,161	(175,161)			– 0	–		– 0	–	– 0	–
UBS AG	26,458	– 0	–		– 0	–		– 0	–	26,458

Total	$3,339,539	$(681,525)			$(1,839,053)		$	– 0	–	$818,961	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$350,088	$ – 0	–	$	– 0	–	$	– 0	–	$350,088
Barclays Bank PLC	178,037	(178,037)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	410,806	(137,530)			– 0	–		– 0	–	273,276
Citibank, NA	47,185	(47,185)			– 0	–		– 0	–	– 0	–
Goldman Sachs Bank USA	85,563	(85,563)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	86,396	– 0	–		– 0	–		– 0	–	86,396
Morgan Stanley Capital Services, Inc.	48,681	(48,681)			– 0	–		– 0	–	– 0	–
Natwest Markets PLC	11,654	(9,368)			– 0	–		– 0	–	2,286
State Street Bank & Trust Co.	270,802	(175,161)			– 0	–		– 0	–	95,641

Total	$1,489,212	$(681,525)		$	– 0	–	$	– 0	–	$807,687	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange

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contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

	2020		2019
International
Distributions paid from:
Ordinary income	$23,540,244		$43,037,255
Long-term capital gains	– 0	–	26,457,898

Total distributions paid	$23,540,244		$69,495,153

Tax-Managed International
Distributions paid from:
Ordinary income	$47,509,936		$51,208,202

Total distributions paid	$47,509,936		$51,208,202

Emerging Markets
Distributions paid from:
Ordinary income	$22,100,317		$16,035,424
Long-term capital gains	– 0	–	75,001,782

Total distributions paid	$22,100,317		$91,037,206

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
International	$	– 0	–	$(90,698,961)	$163,107,460	$72,408,499
Tax-Managed International		16,767,152		(246,393,752)	363,449,223	133,822,623
Emerging Markets		22,898,592		(56,805,991)	88,301,004	54,393,605

(a)	As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2020, International Portfolio deferred $4,511,483 in late year losses.

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(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies (PFICs), the tax treatment of partnership investments, and the realization for tax purposes of gains/losses on certain derivative instruments.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
International	$45,795,188	$40,401,154
Tax Managed International	119,682,687	126,711,065
Emerging Markets	48,009,434	8,796,557

NOTE 5.

Risks Involved in Investing in the Portfolios

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the

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Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock prices in general or in particular countries or sectors may decline over short or extended periods. Stock prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed

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negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and

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component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Capitalization Risk—Investments in small and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear.

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Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’

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performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, subcustodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares		Retail Class B Shares		Retail Class C Shares		Retail Class R Shares		Retail Class Z Shares	Total
International	600	200		200		200		200		300	1,700
Tax-Managed International	600	200		200		200		– 0	–	300	1,500
Emerging Markets	200	– 0	–	– 0	–	– 0	–	– 0	–	300	500

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	International Portfolio
	Shares			Amount
	Year Ended 9/30/20		Year Ended 9/30/19	Year Ended 9/30/20			Year Ended 9/30/19

International Class Shares
Shares sold	3,882,127		6,010,801		$60,004,837		$93,715,857

Shares issued to shareholders on reinvestment of dividends and distributions	837,847		3,362,767		14,050,680		49,735,330

Shares redeemed	(20,038,508)		(9,314,734)		(308,661,903)		(146,658,617)

Net increase (decrease)	(15,318,534)		58,834		$(234,606,386)		$(3,207,430)

Class A Shares
Shares sold	6,118		36,857		$96,954		$571,997

Shares issued to shareholders on reinvestment of dividends and distributions	3,108		10,008		51,812		146,912

Shares converted from Class B	– 0	–	160		– 0	–	2,572

Shares converted from Class C	5,868		6,944		95,339		110,137

Shares redeemed	(48,817)		(1,147,024)		(740,133)		(18,461,556)

Net decrease	(33,723)		(1,093,055)		$(496,028)		$(17,629,938)

Class B Shares(a)
Shares issued to shareholders on reinvestment of dividends and distributions	– 0	–	5	$	– 0	–	$76

Shares converted to Class A	– 0	–	(156)		– 0	–	(2,572)

Shares redeemed	– 0	–	(8)		– 0	–	(124)

Net decrease	– 0	–	(159)	$	– 0	–	$(2,620)

Class C Shares
Shares sold	301		13,115		$5,003		$184,275

Shares issued to shareholders on reinvestment of dividends and distributions	233		1,622		3,897		23,847

Shares converted to Class A	(5,878)		(6,959)		(95,339)		(110,137)

Shares redeemed	(9,603)		(6,415)		(134,113)		(100,818)

Net increase (decrease)	(14,947)		1,363		$(220,552)		$(2,833)

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	International Portfolio
	Shares			Amount
	Year Ended 9/30/20		Year Ended 9/30/19	Year Ended 9/30/20			Year Ended 9/30/19

Class Z Shares
Shares sold	– 0	–	369,107	$	– 0	–	$5,950,000

Shares issued to shareholders on reinvestment of dividends and distributions	389,839		1,155,874		6,424,548		16,806,400

Shares redeemed	(941,847)		(650,319)		(15,138,199)		(10,057,371)

Net increase (decrease)	(552,008)		874,662		$(8,713,651)		$12,699,029

(a)	Class B was redeemed on July 5, 2019.

	Tax-Managed International Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Tax-Managed International Class Shares
Shares sold	8,934,581	15,026,989	$140,724,012	$241,771,263

Shares issued to shareholders on reinvestment of dividends	1,807,071	2,265,632	31,515,324	34,777,446

Shares redeemed	(43,874,361)	(22,421,908)	(682,331,857)	(360,889,194)

Net decrease	(33,132,709)	(5,129,287)	$(510,092,521)	$(84,340,485)

Class A Shares
Shares sold	1,016	6,673	$16,978	$102,654

Shares issued to shareholders on reinvestment of dividends	958	1,922	16,460	29,056

Shares converted from Class B	172	74	2,963	1,171

Shares converted from Class C	6,115	0 (a)	79,748	1

Shares redeemed	(34,610)	(59,710)	(536,740)	(956,071)

Net decrease	(26,349)	(51,041)	$(420,591)	$(823,189)

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	Tax-Managed International Portfolio
	Shares			Amount
	Year Ended 9/30/20		Year Ended 9/30/19	Year Ended 9/30/20			Year Ended 9/30/19

Class B Shares
Shares issued to shareholders on reinvestment of dividends	– 0	–	1	$	– 0	–	$19

Shares converted to Class A	(169)		(72)		(2,963)		(1,171)

Shares redeemed	– 0	–	0 (a)		– 0	–	(2)

Net decrease	(169)		(71)		$(2,963)		$(1,154)

Class C Shares(b)
Shares sold	– 0	–	253	$	– 0	–	$4,000

Shares issued to shareholders on reinvestment of dividends	36		69		628		1,063

Shares converted to Class A	(6,049)		0 (a)		(79,748)		(1)

Shares redeemed	(1,514)		(3,042)		(23,244)		(49,206)

Net decrease	(7,527)		(2,720)		$(102,364)		$(44,144)

Class Z Shares
Shares sold	– 0	–	190,211	$	– 0	–	$3,070,000

Shares issued to shareholders on reinvestment of dividends	424,638		501,727		7,286,791		7,581,088

Shares redeemed	(343,372)		(225,975)		(5,577,638)		(3,725,768)

Net increase	81,266		465,963		$1,709,153		$6,925,320

(a)	Amount is less than one share.

(b)	Class C was redeemed on June 18, 2020

	Emerging Markets Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Emerging Markets Class Shares
Shares sold	4,095,046	7,909,771	$104,194,109	$199,791,076

Shares issued to shareholders on reinvestment of dividends and distributions	551,423	2,436,516	15,208,232	58,062,180

Shares redeemed	(8,814,966)	(8,675,841)	(222,592,458)	(220,455,790)

Net increase (decrease)	(4,168,497)	1,670,446	$(103,190,117)	$37,397,466

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	Emerging Markets Portfolio
	Shares			Amount
	Year Ended 9/30/20		Year Ended 9/30/19	Year Ended 9/30/20			Year Ended 9/30/19

Class Z Shares
Shares sold	– 0	–	230,652	$	– 0	–	$6,050,000

Shares issued to shareholders on reinvestment of dividends and distributions	124,551		540,876		3,433,876		12,883,659

Shares redeemed	(225,702)		(246,937)		(6,214,209)		(6,417,398)

Net increase (decrease)	(101,151)		524,591		$(2,780,333)		$12,516,261

At September 30, 2020, certain AllianceBernstein mutual funds owned 27%, 16%, and 14% of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio respectively, in aggregate of the Portfolios’ shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.

Subsequent Events

On July 23, 2020, the Boards of Directors of the Fund and Bernstein Fund, Inc. (“Bernstein Fund”) reviewed and unanimously approved the reorganization of the International Portfolio and Tax-Managed International Portfolio, each a series of the Fund, into the International Strategic Equities Portfolio, a series of Bernstein Fund (together, the “Reorganizations,” and each, a “Reorganization”). Pursuant to each proposed Reorganization, the International Portfolio and Tax Managed International Portfolio (each, an “Acquired Portfolio,” and together, the “Acquired Portfolios”) will transfer all of their assets and stated liabilities to the International Strategic Equities Portfolio (the “Acquiring Portfolio”). Each of the Acquired Portfolios and the Acquiring Portfolio have substantially identical investment objectives and substantially similar investment strategies and risks. Shareholders of each Acquired Portfolio approved the Reorganizations on October 22, 2020. It is expected that the Reorganizations will be completed on or about December 4, 2020.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class A
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.99	$ 17.48	$ 17.84	$ 15.49	$ 14.47

Income From Investment Operations

Net investment income(a)(b)	.13	.15	.24	.18	.25	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(.99)	(.38)	2.44	.99

Contribution from affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.66	(.84)	(.14)	2.62	1.24

Less: Dividends and Distributions

Dividends from net investment income	(.25)	(.12)	(.22)	(.27)	(.22)

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)	(.65)	(.22)	(.27)	(.22)

Net asset value, end of period	$ 16.40	$ 15.99	$ 17.48	$ 17.84	$ 15.49

Total Return

Total investment return based on net asset value(e)(f)	4.09%	(4.45)%	(.80)%	17.27%	8.62	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3,336	$3,792	$23,253	$22,599	$3,883

Average net assets (000 omitted)	$3,419	$5,610	$23,898	$7,637	$4,086

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.04%	1.07%	1.15%	1.14%

Expenses, before waivers/reimbursements	1.35%	1.27%	1.21%	1.38%	1.74%

Net investment income(b)	.85%	.92%	1.31%	1.07%	1.70	%(c)

Portfolio turnover rate	38%	47%	45%	82%	77%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class C
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 15.91	$ 17.57	$ 17.84	$ 15.47	$ 14.44

Income From Investment Operations

Net investment income(a)(b)	.02	.12	.10	.07	.14	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.51	(1.09)	(.37)	2.44	.99

Contribution from affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.53	(.97)	(.27)	2.51	1.13

Less: Dividends

Dividends from net investment income	(.10)	(.16)	– 0	–	(.14)	(.10)

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.10)	(.69)	– 0	–	(.14)	(.10)

Net asset value, end of period	$ 16.34	$ 15.91	$ 17.57	$ 17.84	$ 15.47

Total Return

Total investment return based on net asset value(e)(f)	3.27%	(5.15)%	(1.51)%	16.38%	7.81	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$446	$672	$718	$953	$1,628

Average net assets (000 omitted)	$569	$717	$794	$1,241	$1,781

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.79%	1.80%	1.82%	1.90%	1.89%

Expenses, before waivers/reimbursements	2.10%	2.07%	1.97%	2.13%	2.51%

Net investment income(b)	.10%	.80%	.56%	.44%	.95	%(c)

Portfolio turnover rate	38%	47%	45%	82%	77%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

International Portfolio
Class Z
Year Ended September 30,	January 15, 2016(g) to September 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 15.86	$ 17.52	$ 17.86	$ 15.52	$ 13.76

Income From Investment Operations

Net investment income(a)(b)	.17	.27	.28	.25	.30	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.53	(1.09)	(.37)	2.40	1.46

Contribution from affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.70	(.82)	(.09)	2.65	1.76

Less: Dividends

Dividends from net investment income	(.32)	(.31)	(.25)	(.31)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.53)	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.32)	(.84)	(.25)	(.31)	– 0	–

Net asset value, end of period	$ 16.24	$ 15.86	$ 17.52	$ 17.86	$ 15.52

Total Return

Total investment return based on net asset value(e)(f)	4.35%	(4.25)%	(.53)%	17.48%	12.79	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$324,588	$325,927	$344,654	$312,172	$160,704

Average net assets (000 omitted)	$318,050	$322,724	$332,735	$192,728	$132,402

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.82%	.82%	.84%	.92%	.92	%(h)

Expenses, before waivers/reimbursements	.83%	.83%	.86%	.98%	1.01	%(h)

Net investment income(b)	1.09%	1.71%	1.54%	1.53%	2.92	%(c)(h)

Portfolio turnover rate	38%	47%	45%	82%	77%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class A
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 16.46	$ 17.52	$ 17.88	$ 15.57	$ 14.54

Income From Investment Operations

Net investment income(a)(b)	.14	.23	.27	.23	.26	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(1.03)	(.40)	2.36	1.00

Contribution from affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.64	(.80)	(.13)	2.59	1.26

Less: Dividends

Dividends from net investment income	(.22)	(.26)	(.23)	(.28)	(.23)

Net asset value, end of period	$ 16.88	$ 16.46	$ 17.52	$ 17.88	$ 15.57

Total Return

Total investment return based on net asset value(e)(f)	3.88%	(4.45)%	(.74)%	16.98%	8.69	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,226	$1,629	$2,629	$1,882	$1,519

Average net assets (000 omitted)	$1,372	$2,115	$2,360	$1,630	$1,481

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.01%	1.01%	1.02%	1.10%	1.10%

Expenses, before waivers/reimbursements	1.28%	1.21%	1.24%	1.28%	1.46%

Net investment income(b)	.88%	1.42%	1.47%	1.42%	1.76	%(c)

Portfolio turnover rate	38%	48%	46%	78%	69%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Tax-Managed International Portfolio
Class Z
Year Ended September 30,	January 15, 2016(g) to September 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 16.48	$ 17.54	$ 17.91	$ 15.60	$ 13.84

Income From Investment Operations

Net investment income(a)(b)	.18	.28	.29	.26	.31	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	(1.05)	(.37)	2.36	1.45

Contribution from affiliates	.00	(d)	– 0	–	– 0	–	– 0	–	– 0	–

Total from investment operations	.68	(.77)	(.08)	2.62	1.76

Less: Dividends

Dividends from net investment income	(.28)	(.29)	(.29)	(.31)	– 0	–

Net asset value, end of period	$ 16.88	$ 16.48	$ 17.54	$ 17.91	$ 15.60

Total Return

Total investment return based on net asset value(e)(f)	4.10%	(4.22)%	(.49)%	17.23%	12.72	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$441,755	$429,820	$449,430	$409,005	$338,402

Average net assets (000 omitted)	$425,859	$419,136	$444,386	$356,111	$278,926

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.78%	.78%	.79%	.87%	.87	%(h)

Expenses, before waivers/reimbursements	.79%	.78%	.81%	.92%	.95	%(h)

Net investment income(b)	1.13%	1.75%	1.61%	1.63%	2.94	%(c)(h)

Portfolio turnover rate	38%	48%	46%	78%	69%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Emerging Markets Portfolio
Class Z
Year Ended September 30,	January 15, 2016(g) to September 30, 2016
2020	2019	2018	2017

Net asset value, beginning of period	$ 26.08	$ 28.43	$ 31.32	$ 26.27	$ 19.92

Income From Investment Operations

Net investment income(a)(b)	.39	.57	.37	.26	.27	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	(.93)	(2.92)	5.01	6.08

Contributions from affiliates(d)	.00	.00	.00	.00	.00

Total from investment operations	1.65	(.36)	(2.55)	5.27	6.35

Less dividends and distributions:

Dividends from net investment income	(.51)	(.40)	(.27)	(.22)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(1.59)	(.07)	– 0	–	– 0	–

Total dividends and distributions	(.51)	(1.99)	(.34)	(.22)	– 0	–

Net asset value, end of period	$ 27.22	$ 26.08	$ 28.43	$ 31.32	$ 26.27

Total Return

Total investment return based on net asset value(e)(f)	6.33%	(.66)%	(8.26	)%(i)	20.28	%(i)	31.88	%(c)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$181,910	$176,887	$177,907	$177,853	$122,726

Average net assets (000 omitted)	$178,143	$175,583	$189,542	$137,242	$95,977

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04%	1.04%	1.07%	1.21%	1.22	%(h)

Expenses, before waivers/reimbursements	1.04%	1.04%	1.08%	1.24%	1.25	%(h)

Net investment income(b)	1.50%	2.21%	1.16%	.94%	1.62	%(c)(h)

Portfolio turnover rate	85%	92%	65%	63%	71%

See footnote summary on page 102.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived by the Adviser.

(c)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
International	$0.003	0.02%	0.02%
Tax-Managed International	$0.002	0.01%	0.01%
Emerging Markets	$0.007	0.03%	0.03%

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the International Portfolio for the year ended September 30, 2020 by 0.06% and the Tax Managed International Portfolio for the year ended September 30, 2020 by 0.06% and the Emerging Markets Portfolio for the years ended September 30, 2020 and September 30, 2018 by 0.32% and 0.03%, respectively.

(g)	Commencement of distributions.

(h)	Annualized.

(i)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB International Retail Class Shareholders of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of International Portfolio, Tax-Managed International Portfolio and Emerging Markets Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2020 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2020. For individual shareholders, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income:

Portfolio	Qualified Dividend Income
International	$26,454,107
Tax-Managed International	53,188,474
Emerging Markets	25,117,718

These Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2020, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

Portfolio	Foreign Taxes To Pass Through	Foreign Source Income
International	$2,913,863	$26,542,262
Tax-Managed International	5,678,538	62,228,827
Emerging Markets	3,597,027	35,012,109

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2020. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction.

Portfolio	Dividends Received Deduction% (Corporate Shareholders)
International	2.32%
Tax-Managed International	1.53%

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Henry D’Auria, Vice President(3)

Kent W. Hargis, Vice President(3)

Avi Lavi, Vice President(3)

Mark Phelps, Vice President(3)

Daniel C. Roarty, Vice President(3)

Laurent Saltiel, Vice President(3)

Nelson Yu, Vice President(3)

Emilie D. Wrapp, Secretary Michael B. Reyes Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the International Portfolio and the Tax-Managed International Portfolio are made by the International Team. Messrs. Hargis, Lavi, Phelps, Roarty and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios. The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team. Messrs. D’Auria, Saltiel and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio.

†

For the AB International Portfolio, Classes A, C and Z shares only. For the AB Tax-Managed International Portfolio, Classes A and Z shares only. For the AB Emerging Markets Portfolio, Class Z shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
INTERESTED DIRECTOR

Beata D. Kirr,# c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2019)	Senior Vice President of the Investment Manager with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,# ^ Chair of the Board 69 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,# 69 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001; and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

William Kristol,# 67 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 58 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 71 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA- Bank, FSB

*	The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Beata D. Kirr 46	President	See biography above.

Henry S. D’Auria, 58	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Kent W. Hargis, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Laurent Saltiel, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Avi Lavi, 54	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Mark Phelps, 61	Vice President	Senior Vice President of the Adviser**, with which he has associated since December 2015.

Daniel C. Roarty, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Nelson Yu, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer

118 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

abfunds.com	AB BLENDED STYLE FUNDS | 119

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of

120 | AB BLENDED STYLE FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

abfunds.com	AB BLENDED STYLE FUNDS | 121

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

122 | AB BLENDED STYLE FUNDS	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

abfunds.com	AB BLENDED STYLE FUNDS | 123

NOTES

124 | AB BLENDED STYLE FUNDS	abfunds.com

AB BLENDED STYLE FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IPTIP-0151-0920

SEP    09.30.20

ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

ANNUAL REPORT

November 18, 2020

This report provides management’s discussion of fund performance for AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the annual reporting period ended September 30, 2020.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	5.85%	5.08%

Advisor Class Shares[1]	5.99%	5.28%

Class Z Shares[1]	6.29%	6.16%

Bloomberg Barclays US Aggregate Bond Index	3.53%	6.98%

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	0.70%	1.53%

Class C Shares	0.60%	1.32%

ICE BofA 1-3 Year US Treasury Index	0.24%	3.58%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg Barclays US Aggregate Bond Index for the Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended September 30, 2020.

During the 12-month period, all share classes of the Intermediate Duration Portfolio underperformed the benchmark, before sales charges. Country allocation to non-US markets detracted, relative to the benchmark, mostly in Japan, Sweden and the eurozone, partially offset by gains in Canada and South Africa. Duration and yield-curve positioning contributed, from being overweight duration and yield-curve positioning primarily within the

2 | AB BOND FUNDS	abfunds.com

five- to 10-year parts of the yield curve. Sector allocation also added to performance, due to investment-grade and high-yield corporate bond sector exposure, and an underweight to US Treasuries that offset losses from off-benchmark exposure to emerging-market corporate bonds and an overweight to commercial mortgage-backed securities (“CMBS”). Security selection contributed, as selections among investment-grade corporate bonds, emerging-market corporates and quasi-sovereigns offset losses from CMBS and high-yield corporate bonds. Currency decisions had a minor positive impact on returns during the period.

During the six-month period, all share classes of the Intermediate Duration Portfolio outperformed the benchmark, before sales charges. Sector allocation was the largest contributor, primarily from off-benchmark allocations to agency risk-sharing securities, high-yield corporate bonds and credit risk-sharing transactions, along with an underweight to US agency mortgages, an overweight to CMBS and exposure to investment-grade corporate bonds. Security selection also contributed, as gains from investment-grade corporate bonds and asset-backed securities more than offset losses among CMBS and high-yield corporate bonds. An overweight to duration and yield-curve positioning in the five- to 10-year parts of the yield curve also added to performance. Currency decisions were a minor contributor, while country allocation did not have a meaningful impact on returns. There were no material detractors during the period.

During the 12-month period, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Sector allocation was the largest detractor, relative to the benchmark, due to off-benchmark exposure to CMBS that was partially offset by exposure to investment-grade corporate bonds. Country allocation was a minor detractor. Security selection among investment-grade corporate bonds contributed. Duration and yield-curve positioning were minor contributors to performance during the period.

During the six-month period, all share classes of the Short Duration Portfolio outperformed the benchmark, before sales charges. Sector allocation was the primary contributor to performance, including off-benchmark exposures in inflation-linked securities, asset-backed securities and agency risk-sharing securities. Security selection in investment-grade corporate bonds also contributed. Duration and yield-curve positioning were minor contributors. There were no material detractors during the period.

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps and total return swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

abfunds.com	AB BOND FUNDS | 3

During both periods, the Short Duration Portfolio utilized derivatives in the form of futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

Global fixed-income market returns were positive yet volatile over the 12-month period ended September 30, 2020. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Developed- and emerging-market investment-grade corporate bonds led gains, followed by emerging- and developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell somewhat during the period. The US dollar fell against most major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices fell more than 25% as demand slowed sharply and demand outlook was uncertain.

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by national rating agencies.

(continued on next page)

4 | AB BOND FUNDS	abfunds.com

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

6 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be

abfunds.com	AB BOND FUNDS | 7

DISCLOSURES AND RISKS (continued)

unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all

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DISCLOSURES AND RISKS (continued)

of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic

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DISCLOSURES AND RISKS (continued)

downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the

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DISCLOSURES AND RISKS (continued)

marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European

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DISCLOSURES AND RISKS (continued)

Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

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DISCLOSURES AND RISKS (continued)

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information. The retail share classes of the Intermediate Duration Portfolio have been in operation only for a short period of time, and therefore have a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Portfolio will achieve over a longer period.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

7/22/20191 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Duration Portfolio Class A shares (from 7/22/20191 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/22/2019.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.10%

1 Year	5.08%	0.63%

Since Inception[2]	5.74%	1.97%

ADVISOR CLASS SHARES[3]			0.32%

1 Year	5.28%	5.28%

Since Inception[2]	5.95%	5.95%

CLASS Z SHARES[3]			1.07%

1 Year	6.16%	6.16%

Since Inception[2]	6.86%	6.86%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	0.63%

Since Inception[2]	1.97%

ADVISOR CLASS SHARES[3]

1 Year	5.28%

Since Inception[2]	5.95%

CLASS Z SHARES[3]

1 Year	6.16%

Since Inception[2]	6.86%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.71%, 0.46% and 0.50% for Class A, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-0.36%

1 Year	1.53%	-2.78%

5 Years	1.04%	0.17%

10 Years	0.66%	0.23%

CLASS C SHARES			-1.09%

1 Year	1.32%	0.32%

5 Years	0.86%	0.86%

10 Years	0.39%	0.39%

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.78%

5 Years	0.17%

10 Years	0.23%

CLASS C SHARES

1 Year	0.32%

5 Years	0.86%

10 Years	0.39%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.97% and 1.73% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.50	$9.37	1.82%
Hypothetical**	$1,000	$1,015.90	$9.17	1.82%
Advisor Class
Actual	$1,000	$1,059.90	$6.80	1.32%
Hypothetical**	$1,000	$1,018.40	$6.66	1.32%
Class Z
Actual	$1,000	$1,062.90	$3.97	0.77%
Hypothetical**	$1,000	$1,021.15	$3.89	0.77%

Short Duration Plus Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*

Class A
Actual	$1,000	$1,007.00	$5.37	1.07%
Hypothetical**	$1,000	$1,019.65	$5.40	1.07%
Class C
Actual	$1,000	$1,006.00	$6.37	1.27%
Hypothetical**	$1,000	$1,018.65	$6.41	1.27%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,697.7

1

All data are as of September 30, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.7% in Agencies, Common Stocks, Emerging Markets–Corporate Bonds and Emerging Markets–Sovereigns.

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PORTFOLIO SUMMARY

SHORT DURATION PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $245.9

1

All data are as of September 30, 2020. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

September 30, 2020

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 28.9%
Industrial – 18.7%
Basic – 1.4%
Alpek SAB de CV 4.25%, 09/18/2029(a)	U.S.$	449	$441,563
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(a)		2,160	2,284,200
DuPont de Nemours, Inc. 4.205%, 11/15/2023		4,915	5,398,931
4.493%, 11/15/2025		4,913	5,656,288
Eastman Chemical Co. 3.80%, 03/15/2025		2,282	2,516,247
Fresnillo PLC 4.25%, 10/02/2050(a)		11,109	10,948,808
Glencore Funding LLC 4.125%, 05/30/2023(a)		2,622	2,809,394
GUSAP III LP 4.25%, 01/21/2030(a)		5,248	5,455,952
Industrias Penoles SAB de CV 4.75%, 08/06/2050(a)		1,544	1,589,133
Inversiones CMPC SA 3.85%, 01/13/2030(a)		2,742	2,978,498
4.375%, 04/04/2027(a)		2,062	2,303,641
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		1,151	1,220,420
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(a)		1,910	1,918,843
Orbia Advance Corp. SAB de CV 4.00%, 10/04/2027(a)		3,400	3,653,938
4.875%, 09/19/2022(a)		1,519	1,594,791
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,422,902

			52,193,549

Capital Goods – 0.3%
Boeing Co. (The) 1.65%, 10/30/2020		15	14,996
General Electric Co. 0.875%, 05/17/2025	EUR	2,271	2,649,400
3.45%, 05/01/2027	U.S.$	2,157	2,280,057
Raytheon Technologies Corp. 3.95%, 08/16/2025		6,049	6,881,161

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025	U.S.$	1,117	$1,178,212

			13,003,826

Communications - Media – 1.7%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028		868	984,798
4.80%, 03/01/2050		1,260	1,425,803
5.125%, 07/01/2049		1,949	2,276,023
Comcast Corp. 3.45%, 02/01/2050		3,250	3,649,912
4.15%, 10/15/2028		4,460	5,371,000
Cox Communications, Inc. 2.95%, 06/30/2023(a)		2,401	2,523,379
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		4,470	5,367,084
Prosus NV 4.027%, 08/03/2050(a)		2,530	2,583,762
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		5,470	5,542,806
3.24%, 06/03/2050(a)		4,830	4,892,475
Time Warner Cable LLC 4.00%, 09/01/2021		18	18,376
4.125%, 02/15/2021		3,143	3,155,006
4.50%, 09/15/2042		2,370	2,568,085
ViacomCBS, Inc. 3.375%, 02/15/2028		3,742	4,111,784
3.70%, 06/01/2028		1,731	1,919,056
4.20%, 05/19/2032		1,140	1,301,196
4.95%, 01/15/2031		1,830	2,195,872
Walt Disney Co. (The) 2.75%, 09/01/2049		3,730	3,607,358
Weibo Corp. 3.375%, 07/08/2030		8,659	8,797,003

			62,290,778

Communications - Telecommunications – 1.6%
AT&T, Inc. 2.75%, 06/01/2031		1,793	1,887,581
3.65%, 09/15/2059(a)		4,421	4,343,588
4.35%, 03/01/2029		18,254	21,472,363
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(a)		6,740	7,305,014

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Verizon Communications, Inc. 3.00%, 03/22/2027	U.S.$	1,801	$2,007,142
4.862%, 08/21/2046		2,993	4,089,785
5.012%, 04/15/2049		4,322	6,195,285
Vodafone Group PLC 3.75%, 01/16/2024		11,123	12,147,428

			59,448,186

Consumer Cyclical - Automotive – 1.4%
General Motors Co. 6.125%, 10/01/2025		1,152	1,338,267
6.80%, 10/01/2027		1,611	1,959,363
General Motors Financial Co., Inc. 2.70%, 08/20/2027		5,100	5,070,369
4.30%, 07/13/2025		1,405	1,524,158
5.10%, 01/17/2024		6,170	6,741,342
5.20%, 03/20/2023		4,003	4,342,815
5.25%, 03/01/2026		1,600	1,804,992
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(a)		10,500	10,973,655
Lear Corp. 3.50%, 05/30/2030		3,051	3,112,050
3.80%, 09/15/2027		933	982,020
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		8,330	8,353,407
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(a)		4,261	4,405,533

			50,607,971

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025		4,875	4,856,524
3.20%, 08/08/2024		2,885	2,914,975
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	590,441

			8,361,940

Consumer Cyclical - Restaurants – 0.1%
Starbucks Corp. 4.50%, 11/15/2048		2,311	2,808,859

Consumer Cyclical - Retailers – 0.7%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		2,127	2,120,619

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

AutoNation, Inc. 4.75%, 06/01/2030	U.S.$	4,386	$5,181,094
Ralph Lauren Corp. 2.95%, 06/15/2030		10,579	11,037,811
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	9,418,731

			27,758,255

Consumer Non-Cyclical – 3.9%
AbbVie, Inc. 2.95%, 11/21/2026(a)		5,352	5,828,542
4.875%, 11/14/2048		3,688	4,669,451
Altria Group, Inc. 3.40%, 05/06/2030		7,300	7,951,379
4.80%, 02/14/2029		1,340	1,586,024
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		3,608	4,363,479
5.55%, 01/23/2049		9,040	12,165,670
BAT Capital Corp. 2.259%, 03/25/2028		11,104	11,150,526
3.215%, 09/06/2026		7,377	7,928,209
4.70%, 04/02/2027		4,650	5,339,827
Biogen, Inc. 4.05%, 09/15/2025		7,188	8,187,204
Cigna Corp. 3.40%, 03/01/2027		8,649	9,695,961
3.75%, 07/15/2023		1,510	1,633,850
4.125%, 11/15/2025		2,682	3,071,936
4.375%, 10/15/2028		3,600	4,279,968
Coca-Cola Co. (The) 2.95%, 03/25/2025		4,989	5,483,360
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		1,899	1,904,374
2.75%, 01/22/2030		2,389	2,562,202
CVS Health Corp. 4.10%, 03/25/2025		3,097	3,495,615
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)		1,585	1,620,663
Mylan NV 3.95%, 06/15/2026		6,825	7,673,484
Royalty Pharma PLC 1.75%, 09/02/2027(a)		1,230	1,232,608
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		11,825	13,162,171
Sigma Alimentos SA de CV 4.125%, 05/02/2026(a)		378	402,098

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	6,627	$7,361,735
Tyson Foods, Inc. 3.95%, 08/15/2024		5,908	6,562,961
4.00%, 03/01/2026		763	873,086
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		1,136	1,270,991
Zoetis, Inc. 3.45%, 11/13/2020		2,422	2,424,083

			143,881,457

Energy – 4.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		11,885	12,625,435
Boardwalk Pipelines LP 3.40%, 02/15/2031		3,871	3,792,109
BP Capital Markets America, Inc. 3.194%, 04/06/2025		4,472	4,915,980
Cenovus Energy, Inc. 4.25%, 04/15/2027		4,694	4,265,156
Energy Transfer Operating LP 3.75%, 05/15/2030		7,398	7,175,986
4.65%, 06/01/2021		6	6,094
4.75%, 01/15/2026		6,615	7,047,621
5.50%, 06/01/2027		5,482	6,035,956
Eni SpA 4.25%, 05/09/2029(a)		3,228	3,632,630
Enterprise Products Operating LLC 3.35%, 03/15/2023		11	11,650
Exxon Mobil Corp. 1.571%, 04/15/2023		6,855	7,050,299
2.992%, 03/19/2025		4,908	5,377,008
Husky Energy, Inc. 4.40%, 04/15/2029		13,375	14,042,279
Kinder Morgan Energy Partners LP 3.45%, 02/15/2023		7	7,356
Kinder Morgan, Inc. 3.15%, 01/15/2023		5,150	5,405,389
Marathon Oil Corp. 3.85%, 06/01/2025		10,900	11,190,485
Marathon Petroleum Corp. 5.125%, 03/01/2021-12/15/2026		9,524	11,091,727
Newfield Exploration Co. 5.625%, 07/01/2024		3,110	3,018,784
Noble Energy, Inc. 3.90%, 11/15/2024		6,369	6,974,373

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Oleoducto Central SA 4.00%, 07/14/2027(a)	U.S.$	631	$655,294
ONEOK, Inc.
4.00%, 07/13/2027		4,900	5,093,452
4.35%, 03/15/2029		4,164	4,342,552
5.85%, 01/15/2026		2,873	3,310,759
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 01/31/2023		5,792	5,897,646
3.55%, 12/15/2029		407	392,140
3.60%, 11/01/2024		4,448	4,580,728
3.85%, 10/15/2023		2,600	2,720,068
4.50%, 12/15/2026		648	690,269
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027		4,443	5,009,349
Shell International Finance BV 3.25%, 04/06/2050		6,856	7,291,904
Sunoco Logistics Partners Operations LP 4.00%, 10/01/2027		5,150	5,253,052
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		1,397	1,403,985
Valero Energy Corp. 2.70%, 04/15/2023		3,902	4,045,516
Williams Cos., Inc. (The) 3.50%, 11/15/2030		2,012	2,189,338

			166,542,369

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		3,311	3,485,862

Services – 0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	10,825,875
Expedia Group, Inc.
6.25%, 05/01/2025(a)		480	528,701
7.00%, 05/01/2025(a)		1,537	1,656,825

			13,011,401

Technology – 1.7%
Analog Devices, Inc. 2.95%, 04/01/2025		554	603,062
Apple, Inc. 2.40%, 08/20/2050		7,394	7,365,015
Baidu, Inc. 3.425%, 04/07/2030		217	238,471

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Broadcom Corp./Broadcom Cayman Finance Ltd. 3.50%, 01/15/2028	U.S.$	851	$920,969
3.875%, 01/15/2027		12,649	14,010,538
Broadcom, Inc. 4.11%, 09/15/2028		4,211	4,704,740
4.15%, 11/15/2030		6,902	7,742,595
4.25%, 04/15/2026		889	1,002,614
4.70%, 04/15/2025		267	303,312
Dell International LLC/EMC Corp. 6.02%, 06/15/2026(a)		1,615	1,899,192
Infor, Inc. 1.75%, 07/15/2025(a)		2,719	2,799,836
International Business Machines Corp. 2.95%, 05/15/2050		3,532	3,636,724
Lam Research Corp. 2.80%, 06/15/2021		2,639	2,678,928
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(a)		839	887,914
3.875%, 06/18/2026(a)		1,102	1,233,865
Oracle Corp. 2.50%, 04/01/2025		6,769	7,252,645
3.60%, 04/01/2050		3,310	3,704,916
Seagate HDD Cayman 4.091%, 06/01/2029(a)		1,835	1,994,994

			62,980,330

Transportation - Airlines – 0.3%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		3,393	3,478,458
4.75%, 10/20/2028(a)		3,940	4,087,080
Southwest Airlines Co. 4.75%, 05/04/2023		1,877	2,002,571
5.25%, 05/04/2025		2,239	2,467,110

			12,035,219

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		471	519,277
5.875%, 07/05/2034(a)		1,188	1,447,508

			1,966,785

Transportation - Services – 0.3%
Aviation Capital Group LLC 2.875%, 01/20/2022(a)		582	577,891
3.50%, 11/01/2027(a)		803	716,268
3.875%, 05/01/2023(a)		2,806	2,778,193
4.125%, 08/01/2025(a)		35	33,530

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

4.375%, 01/30/2024(a)	U.S.$	1,300	$1,292,824
4.875%, 10/01/2025(a)		1,447	1,423,124
5.50%, 12/15/2024(a)		3,623	3,732,741

			10,554,571

			690,931,358

Financial Institutions – 9.7%
Banking – 7.7%
ABN AMRO Bank NV 4.75%, 07/28/2025(a)		1,171	1,322,586
AIB Group PLC 4.263%, 04/10/2025(a)		4,299	4,621,984
4.75%, 10/12/2023(a)		572	620,140
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		405	456,783
Banco de Credito del Peru 3.125%, 07/01/2030(a)		5,996	5,996,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(a)		2,650	2,934,478
Banco Santander SA 2.746%, 05/28/2025		3,200	3,360,224
3.49%, 05/28/2030		1,000	1,091,640
3.50%, 04/11/2022		2,200	2,280,718
5.179%, 11/19/2025		9,800	11,100,852
Bank of America Corp. 5.00%, 05/13/2021		10	10,288
Series DD 6.30%, 03/10/2026(b)		1,628	1,839,770
Series L 3.95%, 04/21/2025		4,925	5,472,364
Series Z 6.50%, 10/23/2024(b)		2,548	2,828,458
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(b)		1,628	1,727,406
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(a)		3,625	3,628,262
Barclays Bank PLC 6.86%, 06/15/2032(a)(b)		1,250	1,585,050
BBVA USA 2.875%, 06/29/2022		8,460	8,716,846
BNP Paribas SA 4.375%, 09/28/2025-05/12/2026(a)		6,625	7,412,845

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

BPCE SA 2.75%, 01/11/2023(a)	U.S.$	1,822	$1,907,415
5.70%, 10/22/2023(a)		1,991	2,231,871
Capital One Financial Corp. 2.60%, 05/11/2023		3,355	3,509,028
3.30%, 10/30/2024		8,359	9,055,973
Citigroup, Inc. 3.106%, 04/08/2026		1,261	1,362,208
3.875%, 03/26/2025		14,634	16,161,643
4.45%, 09/29/2027		7,045	8,171,636
4.50%, 01/14/2022		11	11,563
5.95%, 01/30/2023(b)		2,569	2,635,845
Commonwealth Bank of Australia 4.50%, 12/09/2025(a)		658	745,172
Cooperatieve Rabobank UA 3.95%, 11/09/2022		1,581	1,681,646
4.375%, 08/04/2025		6,380	7,203,849
Credit Agricole SA/London 3.25%, 10/04/2024(a)		1,287	1,389,715
3.375%, 01/10/2022(a)		576	594,996
Danske Bank A/S 3.244%, 12/20/2025(a)		2,594	2,762,377
Deutsche Bank AG/New York NY 3.961%, 11/26/2025		150	159,389
Discover Bank 4.682%, 08/09/2028		2,264	2,364,454
Fifth Third Bancorp Series L 4.50%, 09/30/2025(b)		1,979	1,993,585
Goldman Sachs Group, Inc. (The) 5.25%, 07/27/2021		6	6,240
5.75%, 01/24/2022		14	14,949
Series M 4.165% (LIBOR 3 Month + 3.92%), 11/02/2020(b)(c)		2,000	1,942,100
HSBC Holdings PLC 4.041%, 03/13/2028		7,182	7,942,933
4.25%, 03/14/2024		3,943	4,224,491
4.292%, 09/12/2026		2,495	2,784,470
6.375%, 03/30/2025(b)		1,065	1,111,519
ING Bank NV 5.80%, 09/25/2023(a)		806	905,017
ING Groep NV 6.875%, 04/16/2022(a)(b)		2,028	2,113,906

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase & Co. 2.083%, 04/22/2026	U.S.$	4,480	$4,676,314
3.54%, 05/01/2028		10,073	11,301,503
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		4,600	4,624,748
Mastercard, Inc. 3.30%, 03/26/2027		2,665	3,048,227
Morgan Stanley 5.00%, 11/24/2025		3,110	3,652,228
7.25%, 04/01/2032		15	22,691
Series G 3.75%, 02/25/2023		8	8,587
4.35%, 09/08/2026		8,591	9,911,866
Nationwide Building Society 4.00%, 09/14/2026(a)		8,284	8,984,744
Natwest Group PLC 8.625%, 08/15/2021(b)		7,871	8,107,366
Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(b)(c)		2,900	2,771,617
Santander Holdings USA, Inc. 4.40%, 07/13/2027		3,049	3,345,576
Santander UK PLC 5.00%, 11/07/2023(a)		1,788	1,952,693
Societe Generale SA 4.25%, 08/19/2026(a)		6,700	7,217,843
Standard Chartered PLC 1.778% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(b)(c)		300	252,447
5.20%, 01/26/2024(a)		3,782	4,103,924
7.50%, 04/02/2022(a)(b)		1,882	1,943,655
7.75%, 04/02/2023(a)(b)		822	875,899
State Street Corp. 2.901%, 03/30/2026(a)		498	541,012
Truist Financial Corp. Series Q 5.10%, 03/01/2030(b)		6,656	7,159,127
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,658,385
UBS Group AG 7.00%, 01/31/2024-02/19/2025(a)(b)		3,426	3,678,768
7.125%, 08/10/2021(a)(b)		3,293	3,382,372
UniCredit SpA 2.569%, 09/22/2026(a)		7,620	7,549,896

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

US Bancorp Series J 5.30%, 04/15/2027(b)	U.S.$	3,485	$3,753,554
Wells Fargo & Co. 2.188%, 04/30/2026		3,502	3,650,765
3.069%, 01/24/2023		6,527	6,733,057
3.75%, 01/24/2024		6,552	7,127,135
Series G 4.30%, 07/22/2027		2,827	3,240,025

			282,270,708

Brokerage – 0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(b)		3,271	3,537,848

Finance – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.875%, 08/14/2024		345	331,907
3.30%, 01/23/2023		150	149,984
3.65%, 07/21/2027		172	157,401
4.125%, 07/03/2023		395	402,454
4.50%, 09/15/2023		3,289	3,387,012
4.875%, 01/16/2024		2,761	2,849,048
6.50%, 07/15/2025		613	660,851
Air Lease Corp. 3.875%, 07/03/2023		606	630,949
4.25%, 02/01/2024		2,464	2,562,462
Aircastle Ltd. 4.40%, 09/25/2023		569	563,037
5.25%, 08/11/2025(a)		1,008	986,499
GE Capital Funding LLC 4.05%, 05/15/2027(a)		342	368,101
4.40%, 05/15/2030(a)		6,404	6,858,940
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		2,843	2,998,910
Synchrony Financial 4.50%, 07/23/2025		6,600	7,288,512

			30,196,067

Insurance – 0.8%
Alleghany Corp. 3.625%, 05/15/2030		7,452	8,395,423
Centene Corp. 4.25%, 12/15/2027		1,151	1,204,188
4.625%, 12/15/2029		1,315	1,417,346

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	2,851	$3,762,921
MetLife Capital Trust IV 7.875%, 12/15/2037(a)		5,200	7,133,932
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)		2,058	3,476,724
Prudential Financial, Inc. 4.50%, 11/15/2020		15	15,074
5.20%, 03/15/2044		1,970	2,078,941
5.375%, 05/15/2045		615	669,077
5.875%, 09/15/2042		459	486,154
Voya Financial, Inc. 5.65%, 05/15/2053		1,693	1,746,905

			30,386,685

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	652,202

REITS – 0.3%
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023		202	208,795
Welltower, Inc. 2.75%, 01/15/2031		3,120	3,211,011
3.10%, 01/15/2030		2,415	2,562,822
3.625%, 03/15/2024		1,460	1,580,041
4.00%, 06/01/2025		3,315	3,720,093

			11,282,762

			358,326,272

Utility – 0.5%
Electric – 0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		1,670	1,711,228
Colbun SA 3.15%, 03/06/2030(a)		400	430,750
Dominion Energy, Inc. Series C 2.00%, 08/15/2021		2	2,026
Duke Energy Carolinas LLC 3.90%, 06/15/2021		4	4,065
Enel Chile SA 4.875%, 06/12/2028		4,545	5,344,181

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(a)	U.S.$	7,000	$7,901,250
Kentucky Utilities Co. 3.30%, 06/01/2050		3,047	3,330,371
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025		1,368	1,479,834

			20,203,705

Total Corporates - Investment Grade (cost $1,008,458,360)			1,069,461,335

GOVERNMENTS - TREASURIES – 26.1%
Malaysia – 0.2%
Malaysia Government Bond Series 117 3.882%, 03/10/2022	MYR	35,334	8,749,355

Netherlands – 1.2%
Netherlands Government Bond 0.25%, 07/15/2029(a)	EUR	34,460	43,021,921

United States – 24.7%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	12,265	11,659,416
2.00%, 02/15/2050		2,460	2,789,794
2.25%, 08/15/2046		12,530	14,826,514
2.375%, 11/15/2049		2,885	3,531,871
2.50%, 02/15/2045-05/15/2046		25,872	32,011,661
3.00%, 05/15/2045-02/15/2049		78,384	106,589,443
3.375%, 05/15/2044		5,710	8,072,698
3.50%, 02/15/2039		4,254	5,976,870
3.75%, 11/15/2043		10,205	15,181,532
4.375%, 02/15/2038-11/15/2039		49,130	76,796,191
4.50%, 02/15/2036		4,048	6,131,482
4.75%, 02/15/2037		4,156	6,552,843
5.50%, 08/15/2028		10,214	14,143,198
U.S. Treasury Notes 0.125%, 08/31/2022		324,268	324,268,000
1.375%, 01/31/2021-04/30/2021		115	115,680
1.50%, 02/15/2030		11,115	11,997,253
1.625%, 11/30/2020		155	155,388
1.75%, 10/31/2020-11/15/2029		33,198	34,398,107
1.75%, 11/30/2021(d)		28,028	28,553,525
1.875%, 01/31/2022(d)		9,965	10,196,998
2.00%, 12/31/2021		26,704	27,325,702
2.125%, 08/15/2021(d)		89,667	91,222,162

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

2.25%, 04/30/2021-02/15/2027	U.S.$	38,231		$39,030,105
2.375%, 08/15/2024(d)		7,351		7,966,538
2.625%, 02/15/2029		30,853		36,059,677

				915,552,648

Total Governments - Treasuries (cost $889,818,619)				967,323,924

MORTGAGE PASS-THROUGHS – 13.6%
Agency Fixed Rate 30-Year – 12.5%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049		33,486		36,061,345
Series 2020 3.50%, 01/01/2050		8,684		9,506,721
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033		1		1,020
Series 2007 5.50%, 07/01/2035		870		1,007,288
Series 2016 4.00%, 02/01/2046		8,920		9,865,461
Series 2017 4.00%, 07/01/2044		7,093		7,840,376
Series 2018 4.00%, 08/01/2048-12/01/2048		15,293		16,631,552
4.50%, 10/01/2048-11/01/2048		22,317		24,679,172
5.00%, 09/01/2048-11/01/2048		7,285		8,119,667
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		2		2,211
Series 2002 6.50%, 09/01/2032		0	**	187
Series 2003 5.50%, 04/01/2033-11/01/2033		2,551		2,942,854
Series 2004 5.50%, 04/01/2034-11/01/2034		2,239		2,600,293
6.50%, 08/01/2034		2		2,081
Series 2005 5.50%, 02/01/2035		2,009		2,330,681
Series 2006 5.50%, 04/01/2036		371		431,823
Series 2007 5.50%, 09/01/2036		753		876,212
Series 2008 6.00%, 03/01/2037		5		6,096

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2010 4.00%, 12/01/2040	U.S.$	4,379	$4,844,493
Series 2012 3.50%, 02/01/2042-01/01/2043		30,532	33,727,982
Series 2013 3.50%, 04/01/2043		14,623	16,160,093
4.00%, 10/01/2043		13,149	14,495,242
Series 2015 3.00%, 05/01/2045-08/01/2045		18,189	19,183,493
Series 2017 3.50%, 11/01/2047		231	243,928
Series 2018 3.50%, 02/01/2048-05/01/2048		18,619	19,752,507
4.00%, 08/01/2048-12/01/2048		21,885	23,796,373
4.50%, 09/01/2048		21,220	23,460,839
Series 2019 3.50%, 08/01/2049-11/01/2049		35,993	38,667,081
4.00%, 06/01/2049		15,019	16,471,890
Series 2020 3.50%, 01/01/2050		9,352	10,123,844
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		7,962	8,381,566
Uniform Mortgage-Backed Security Series 2020 1.50%, 10/01/2050, TBA		18,335	18,451,026
2.00%, 10/01/2050, TBA		35,750	36,967,734
2.50%, 10/01/2050, TBA		52,635	55,221,516

			462,854,647

Agency Fixed Rate 15-Year – 1.1%
Federal Home Loan Mortgage Corp. Series 2016 2.50%, 08/01/2031-11/01/2031		2,165	2,268,569
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027		19	19,863
Series 2016 2.50%, 02/01/2031-01/01/2032		32,326	33,866,211
Series 2017 2.50%, 01/01/2032-02/01/2032		4,563	4,782,108

			40,936,751

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029-10/01/2029		517	570,771

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 4.30% (LIBOR 12 Month + 2.18%), 12/01/2036(c)	U.S.$	0	**	$338
Series 2007 4.10% (LIBOR 12 Month + 2.10%), 03/01/2037(c)		1		614

				952

Total Mortgage Pass-Throughs (cost $484,578,097)				504,363,121

COMMERCIAL MORTGAGE-BACKED SECURITIES – 9.0%
Non-Agency Fixed Rate CMBS – 7.1%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		2,805		2,483,313
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871		964,104
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523		3,853,331
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		8,525		9,723,918
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		3,655		3,962,823
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		11,325		11,925,450
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		7,490		8,098,823
Series 2015-GC35, Class A4 3.818%, 11/10/2048		3,530		3,962,723
Series 2016-C1, Class A4 3.209%, 05/10/2049		12,141		13,403,093
Series 2016-GC36, Class A5 3.616%, 02/10/2049		3,982		4,464,457
Series 2018-B2, Class A4 4.009%, 03/10/2051		5,890		6,858,958

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR3, Class E 4.909%, 10/15/2045(a)	U.S.$	3,938	$2,079,013
Series 2013-SFS, Class A1 1.873%, 04/12/2035(a)		1,676	1,662,407
Series 2015-3BP, Class A 3.178%, 02/10/2035(a)		1,705	1,828,045
Series 2015-CR24, Class A5 3.696%, 08/10/2048		3,925	4,391,810
Series 2015-DC1, Class A5 3.35%, 02/10/2048		6,250	6,807,834
Series 2015-PC1, Class A5 3.902%, 07/10/2050		7,135	7,928,557
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		3,451	3,802,245
Series 2015-C3, Class A4 3.718%, 08/15/2048		6,101	6,725,946
Series 2015-C4, Class A4 3.808%, 11/15/2048		7,715	8,580,311
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.555%, 08/10/2044(a)		2,100	1,671,823
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		258	259,787
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		6,804	6,731,207
Series 2014-GC22, Class A5 3.862%, 06/10/2047		6,360	6,941,352
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.605%, 08/15/2046(a)		1,285	1,071,293
Series 2012-C6, Class E 5.324%, 05/15/2045(a)		3,967	2,509,317
Series 2014-C20, Class A5 3.805%, 07/15/2047		9,950	10,858,572
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.859%, 08/15/2046(a)		2,527	1,836,672
Series 2014-C21, Class A5 3.775%, 08/15/2047		6,300	6,901,574
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,948,761

38 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2015-C27, Class AS 3.634%, 02/15/2048	U.S.$	3,415	$3,681,584
Series 2015-C30, Class A5 3.822%, 07/15/2048		3,820	4,289,327
Series 2015-C31, Class A3 3.801%, 08/15/2048		9,802	10,976,445
Series 2015-C31, Class B 4.773%, 08/15/2048		3,007	3,306,843
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		1,390	804,649
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		5,635	5,726,139
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.675%, 09/15/2047(a)		900	902,609
Series 2016-UB12, Class A4 3.596%, 12/15/2049		6,180	6,954,441
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		4,420	4,643,634
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		6,400	7,404,479
Series 2018-C9, Class A4 4.117%, 03/15/2051		10,270	11,928,975
Series 2018-C10, Class A4 4.313%, 05/15/2051		7,900	9,302,078
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		9,507	9,855,400
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	3,220,391
Series 2015-SG1, Class C 4.611%, 09/15/2048		5,778	5,451,903
Series 2016-C35, Class XA 2.092%, 07/15/2048(e)		23,604	1,963,365
Series 2018-C43, Class A4 4.012%, 03/15/2051		4,550	5,307,713
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,343,187
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.319%, 03/15/2045(a)(e)		67,841	1,534,663

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2014-C19, Class A5 4.101%, 03/15/2047	U.S.$	1,600	$1,747,509
Series 2014-C21, Class A5 3.678%, 08/15/2047		6,200	6,780,481
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,510,088

			262,873,422

Non-Agency Floating Rate CMBS – 1.9%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.052% (LIBOR 1 Month + 0.90%), 04/15/2035(a)(c)		3,638	3,466,335
Series 2018-KEYS, Class A
1.152% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(c)		7,150	6,822,926
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.152% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(c)		10,570	9,995,875
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(a)(c)		2,485	2,271,735
BHMS Series 2018-ATLS, Class A 1.402% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(c)		5,580	5,350,986
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 0.972% (LIBOR 1 Month + 0.82%), 06/15/2035(a)(c)		4,000	3,778,285
BX Trust Series 2018-EXCL, Class A 1.24% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(c)		5,730	5,216,854
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(c)		5,360	4,849,573
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(c)		5,912	5,734,819

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(c)	U.S.$	5,961	$5,748,093
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(c)		1,456	1,419,348
Series 2019-SMP, Class A 1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(c)		1,700	1,640,875
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(a)(c)		859	784,614
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102% (LIBOR 1 Month + 1.95%), 11/15/2026(c)(f)		2,464	1,980,717
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(a)(c)		3,359	3,300,671
Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(c)		2,750	2,723,033
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(a)(c)		9,857	7,052,053

			72,136,792

Total Commercial Mortgage-Backed Securities (cost $329,679,728)			335,010,214

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.8%
Risk Share Floating Rate – 4.0%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(a)(c)		184	184,115
Series 2018-3A, Class M1B 1.998% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(c)		1,763	1,750,099

abfunds.com	AB BOND FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class M1C 2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(c)	U.S.$	4,163	$4,110,589
Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(c)		3,489	3,412,032
Series 2019-3A, Class M1C 2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(c)		575	546,615
Series 2019-4A, Class M1B 2.175% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(c)		5,145	4,980,316
Series 2020-2A, Class M1B 3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(a)(c)		3,206	3,230,098
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(c)		1,965	1,954,505
Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(c)		3,043	3,025,791
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(c)		3,012	2,999,731
Series 2019-R04, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(c)		2,690	2,672,076
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(c)		1,503	1,489,613
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(c)		3,188	3,162,107
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(c)		5,678	5,646,820
Eagle Re Ltd. Series 2018-1, Class M2 3.175% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(c)		617	598,851
Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(c)		6,400	6,351,103

42 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(c)	U.S.$	747	$682,416
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(c)		1,284	1,308,719
Series 2016-DNA3, Class M3 5.148% (LIBOR 1 Month + 5.00%), 12/25/2028(c)		4,845	4,997,139
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(c)		6,862	7,102,312
Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(c)		304	312,808
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(c)		2,030	2,106,477
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(c)		2,850	2,932,506
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(c)		7,295	7,359,502
Series 2017-HQA1, Class M2 3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(c)		567	583,543
Series 2017-HQA2, Class M2 2.798% (LIBOR 1 Month + 2.65%), 12/25/2029(c)		1,310	1,293,816
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(c)		8,765	8,814,765
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(c)		352	344,533
Series 2019-DNA4, Class M2 2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(c)		4,241	4,194,482
Series 2019-FTR2, Class M2 2.298% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(c)		2,742	2,576,023

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)	U.S.$	2,553	$2,594,244
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(c)		834	842,122
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		438	442,941
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		1,023	1,035,769
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		2,884	2,948,406
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(c)		2,017	2,064,244
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(c)		1,433	1,483,490
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(c)		835	883,955
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(c)		2,420	2,549,987
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(c)		4,712	4,861,532
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		1,379	1,410,216
Series 2016-C07, Class 2M2 4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(c)		795	821,518
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(c)		3,562	3,664,149
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(c)		2,627	2,613,756
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2024(c)(f)		553	506,281

44 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(a)(c)	U.S.$	4,533	$4,439,533
PMT Credit Risk Transfer Trust
Series 2019-1R, Class A 2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(g)		1,505	1,433,065
Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(f)		2,969	2,862,953
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(f)		872	840,685
Series 2020-1R, Class A 2.496% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(f)		3,528	3,396,149
Radnor Re Ltd.
Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(c)		2,657	2,615,283
Series 2019-2, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(c)		4,356	4,321,701
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(a)(c)		1,924	1,916,963
RMIR M1C Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(a)(c)		3,672	3,672,203
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(f)		2,484	2,276,949
Series 2015-WF1, Class 2M2 5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(f)		802	739,903

			147,961,499

Agency Floating Rate – 1.2%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.948% (6.10%-LIBOR 1 Month), 12/15/2044(c)(h)		13,908	2,897,783

abfunds.com	AB BOND FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 4585, Class DS 5.848% (6.00%-LIBOR 1 Month), 05/15/2046(c)(h)	U.S.$	7,735	$1,861,093
Series 4693, Class SL 5.998% (6.15%-LIBOR 1 Month), 06/15/2047(c)(h)		5,357	1,215,920
Series 4931, Class SJ 5.898%, 11/25/2049(c)(h)		24,355	4,020,901
Series 4954, Class SL 5.898% (6.05%-LIBOR 1 Month), 02/25/2050(c)(h)		4,710	854,606
Series 4981, Class HS 5.948%, 06/25/2050(c)(h)		44,182	8,020,556
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.392% (6.54%-LIBOR 1 Month), 12/25/2041(c)(h)		7,640	1,794,270
Series 2014-17, Class SA 5.902% (6.05%-LIBOR 1 Month), 04/25/2044(c)(h)		13,507	3,445,917
Series 2015-26, Class SH 6.302% (6.45%-LIBOR 1 Month), 05/25/2045(c)(h)		10,762	2,301,487
Series 2016-106, Class ES 5.852% (6.00%-LIBOR 1 Month), 01/25/2047(c)(h)		6,182	1,140,566
Series 2017-16, Class SG 5.902% (6.05%-LIBOR 1 Month), 03/25/2047(c)(h)		13,016	2,604,134
Series 2017-62, Class AS 6.002% (6.15%-LIBOR 1 Month), 08/25/2047(c)(h)		8,635	1,587,306
Series 2017-81, Class SA 6.052% (6.20%-LIBOR 1 Month), 10/25/2047(c)(h)		13,079	2,901,826
Series 2017-97, Class SW 6.052% (6.20%-LIBOR 1 Month), 12/25/2047(c)(h)		10,187	2,616,132
Government National Mortgage Association Series 2017-122, Class SA 6.044% (6.20%-LIBOR 1 Month), 08/20/2047(c)(h)		10,179	2,090,970
Series 2017-134, Class MS 6.044% (6.20%-LIBOR 1 Month), 09/20/2047(c)(h)		10,261	2,247,611

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-43, Class ST 5.944% (6.10%-LIBOR 1 Month), 03/20/2047(c)(h)	U.S.$	12,613	$2,394,401

			43,995,479

Agency Fixed Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 5008, Class AI 3.50%, 09/25/2050(e)		15,137	2,434,841
Series 4941, Class IO 4.00%, 12/15/2047(e)		29,762	3,638,595
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.715%, 05/28/2035		1,605	1,499,851
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(e)		12,051	2,070,799

			9,644,086

Non-Agency Fixed Rate – 0.2%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		440	400,568
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,718	2,154,663
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,804	1,358,578
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		765	695,404
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		813	564,671
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 07/25/2036		1,903	1,341,183

			6,515,067

Non-Agency Floating Rate – 0.1%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(c)		1,454	1,454,272

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.338% (LIBOR 1 Month + 0.19%), 12/25/2036(c)	U.S.$	4,798	$2,493,928
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.398% (LIBOR 1 Month + 0.25%), 03/25/2035(c)		1,187	1,041,049

			4,989,249

Total Collateralized Mortgage Obligations (cost $214,126,897)			213,105,380

INFLATION-LINKED SECURITIES – 3.4%
Canada – 0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	6,925	6,340,247

Japan – 0.9%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	3,572,913	33,793,021

United States – 2.3%
U.S. Treasury Inflation Index 0.125%, 07/15/2026 (TIPS)	U.S.$	26,652	28,892,372
0.375%, 07/15/2025 (TIPS)		45,115	48,936,154
0.75%, 07/15/2028 (TIPS)		6,599	7,599,962

			85,428,488

Total Inflation-Linked Securities (cost $117,592,196)			125,561,756

ASSET-BACKED SECURITIES – 2.0%
Autos - Fixed Rate – 1.0%
Avis Budget Rental Car Funding AESOP LLC Series 2016-1A, Class A 2.99%, 06/20/2022(a)		3,918	3,949,553
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		6,700	7,166,892
CPS Auto Receivables Trust Series 2016-C, Class E 8.39%, 09/15/2023(a)		2,790	2,837,652
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(a)		2,114	2,120,401

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)	U.S.$	3,799	$3,830,860
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(a)		3,030	3,138,413
Series 2016-4, Class D 3.89%, 11/15/2022(a)		3,395	3,464,681
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(a)		1,899	1,912,488
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(a)		2,667	2,679,858
Series 2019-1A, Class A 3.71%, 03/25/2023(a)		2,510	2,514,021
Series 2019-2A, Class A 3.42%, 05/25/2025(a)		2,524	2,531,107
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(a)		1,631	1,633,635

			37,779,561

Credit Cards - Fixed Rate – 0.5%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024		8,300	8,377,279
Series 2018-B, Class M 3.81%, 07/15/2025		4,490	4,541,785
Series 2019-B, Class M 3.04%, 04/15/2026		5,000	5,160,413

			18,079,477

Other ABS - Fixed Rate – 0.5%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		2,200	2,204,059
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		3,500	3,485,266
Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(a)		484	487,776
Series 2020-1A, Class A 2.24%, 03/15/2030(a)		1,048	1,055,930

abfunds.com	AB BOND FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(a)	U.S.$	698	$701,391
SoFi Consumer Loan Program LLC Series 2017-1, Class A 3.28%, 01/26/2026(a)		88	88,198
Series 2017-2, Class A 3.28%, 02/25/2026(a)		172	172,450
Series 2017-5, Class A2 2.78%, 09/25/2026(a)		1,994	2,012,766
Series 2017-6, Class A2 2.82%, 11/25/2026(a)		1,793	1,805,703
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(a)		2,682	2,708,565
Series 2019-3, Class A 2.90%, 05/25/2028(a)		2,494	2,522,894

			17,244,998

Home Equity Loans - Floating Rate – 0.0%
ABFC Trust Series 2003-WF1, Class A2 1.273% (LIBOR 1 Month + 1.13%), 12/25/2032(c)		422	418,766
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.448% (LIBOR 1 Month + 0.30%), 04/25/2034(c)		4	3,593

			422,359

Total Asset-Backed Securities (cost $72,326,837)			73,526,395

EMERGING MARKETS - TREASURIES – 1.6%
South Africa – 1.6%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $54,529,942)	ZAR	1,065,732	58,069,628

CORPORATES - NON-INVESTMENT GRADE – 1.4%
Financial Institutions – 0.8%
Banking – 0.8%
Credit Suisse Group AG 6.375%, 08/21/2026(a)(b)	U.S.$	611	651,760
7.50%, 07/17/2023-12/11/2023(a)(b)		8,565	9,103,695

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Discover Financial Services Series D 6.125%, 06/23/2025(b)	U.S.$	10,467	$11,056,501
Intesa Sanpaolo SpA 5.017%, 06/26/2024(a)		6,204	6,546,213

			27,358,169

Industrial – 0.6%
Capital Goods – 0.1%
TransDigm, Inc. 6.25%, 03/15/2026(a)		2,920	3,049,123

Communications - Media – 0.0%
Ziggo BV 5.50%, 01/15/2027(a)		1,557	1,626,800

Consumer Cyclical - Automotive – 0.1%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)	EUR	746	877,464
Ford Motor Credit Co. LLC 4.063%, 11/01/2024	U.S.$	3,400	3,394,900

			4,272,364

Consumer Cyclical - Entertainment – 0.2%
Royal Caribbean Cruises Ltd. 10.875%, 06/01/2023(a)		2,355	2,626,390
11.50%, 06/01/2025(a)		4,243	4,918,316

			7,544,706

Consumer Cyclical - Other – 0.1%
International Game Technology PLC 6.50%, 02/15/2025(a)		4,910	5,233,176

Energy – 0.1%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)		2,143	1,716,586

			23,442,755

Total Corporates - Non-Investment Grade (cost $48,636,808)			50,800,924

COLLATERALIZED LOAN OBLIGATIONS – 1.2%
CLO - Floating Rate – 1.2%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(a)(c)		3,905	3,919,406

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(c)	U.S.$	4,670	$4,580,000
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(c)		2,130	2,010,066
Elevation CLO Ltd. Series 2020-11A, Class D1 5.173% (LIBOR 3 Month + 3.85%), 04/15/2033(a)(c)		4,500	4,035,847
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(a)(c)		6,000	6,023,382
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(c)		2,090	2,065,146
Magnetite Ltd Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(a)(c)		10,257	10,285,006
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(a)(c)		6,200	6,216,207
SCFF I Ltd. Series 2020-1A, Class A2A 4.111% (LIBOR 3 Month + 3.25%), 04/15/2031(a)(c)		2,770	2,791,376
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(c)		1,850	1,658,129

Total Collateralized Loan Obligations (cost $44,328,583)			43,584,565

GOVERNMENTS - SOVEREIGN BONDS – 0.9%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031		2,490	2,543,535

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Israel – 0.1%
Israel Government International Bond 3.875%, 07/03/2050	U.S.$	3,465	$4,155,834

Mexico – 0.1%
Mexico Government International Bond 3.90%, 04/27/2025		3,737	4,086,409

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(a)		2,155	2,364,439

Saudi Arabia – 0.2%
Saudi Government International Bond 2.90%, 10/22/2025(a)		6,160	6,583,500

United Arab Emirates – 0.3%
Abu Dhabi Government International Bond 1.70%, 03/02/2031(a)		4,901	4,845,864
2.50%, 04/16/2025(a)		3,593	3,804,089
3.875%, 04/16/2050(a)		2,881	3,509,418

			12,159,371

Uruguay – 0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		1,501	1,784,487

Total Governments - Sovereign Bonds (cost $30,904,256)			33,677,575

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.8%
United States – 0.8%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		4,170	4,229,756
State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027		6,821	6,920,655
State of California 5.70%, 11/01/2021		5,440	5,753,344
Series 2010 7.625%, 03/01/2040		8,520	14,748,802

Total Local Governments - US Municipal Bonds (cost $25,377,009)			31,652,557

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.7%
Quasi-Sovereign Bonds – 0.7%
Chile – 0.1%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(a)	U.S.$	3,460	$3,674,087
3.75%, 01/15/2031(a)		209	232,513
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(a)		200	220,750

			4,127,350

Indonesia – 0.3%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)		2,207	2,408,389
Pertamina Persero PT 6.45%, 05/30/2044(a)		3,100	4,060,031
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		2,363	2,763,233
6.15%, 05/21/2048(a)		900	1,158,093

			10,389,746

Malaysia – 0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(a)		1,474	1,890,530

Mexico – 0.1%
Petroleos Mexicanos 6.75%, 09/21/2047		3,731	2,875,668
6.84%, 01/23/2030(a)		1,419	1,266,458

			4,142,126

Peru – 0.1%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(a)		4,204	4,223,675

Total Quasi-Sovereigns (cost $23,116,624)			24,773,427

AGENCIES – 0.6%
Agency Debentures – 0.6%
Federal Home Loan Bank 1.875%, 07/07/2021		16,930	17,157,031
2.50%, 02/13/2024		6,170	6,636,637

Total Agencies (cost $23,079,533)			23,793,668

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

EMERGING MARKETS - CORPORATE BONDS – 0.5%
Industrial – 0.5%
Basic – 0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(a)	U.S.$	3,620	$3,368,252

Capital Goods – 0.2%
Cemex SAB de CV 7.375%, 06/05/2027(a)		1,019	1,097,972
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,684,100
6.95%, 01/17/2028(a)		1,797	1,816,192
Odebrecht Finance Ltd. 5.25%, 06/27/2029(a)(i)(j)		4,212	168,480
7.125%, 06/26/2042(a)(i)(j)		1,125	58,008

			7,824,752

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		825	810,047

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(a)		1,272	1,315,327
Minerva Luxembourg SA 6.50%, 09/20/2026(a)		376	390,570

			1,705,897

Transportation - Services – 0.1%
Rumo Luxembourg SARL 5.875%, 01/18/2025(a)		3,438	3,600,231

			17,309,179

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(f)		565	574,294

Total Emerging Markets - Corporate Bonds (cost $22,447,326)			17,883,473

EMERGING MARKETS - SOVEREIGNS – 0.4%
Brazil – 0.1%
Brazilian Government International Bond 2.875%, 06/06/2025		4,600	4,641,400

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(a)	U.S.$	8,182	$8,100,180

Egypt – 0.1%
Egypt Government International Bond 6.125%, 01/31/2022(a)		2,046	2,092,674

Total Emerging Markets - Sovereigns (cost $14,803,080)			14,834,254

		Shares
COMMON STOCKS – 0.1%
Financials – 0.1%
Insurance – 0.1%
Mt Logan Re Ltd. (Preference Shares)(g)(k)(l) (cost $2,813,000)		2,813	2,888,537

		Principal Amount (000)
SHORT-TERM INVESTMENTS – 2.3%
U.S. Treasury Bill – 2.2%
U.S. Treasury Bill Zero Coupon, 10/01/2020-11/12/2020 (cost $80,269,588)	U.S.$	80,270	80,269,423

Short-Term Municipal Notes – 0.1%
New York – 0.1%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $2,023,756)		1,980	2,027,579

Total Short-Term Investments (cost $82,293,344)			82,297,002

Total Investments – 99.3% (cost $3,488,910,239)			3,672,607,735
Other assets less liabilities – 0.7%			25,042,849

Net Assets – 100.0%			$3,697,650,584

56 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	1,170	December 2020	$187,108,594	$414,515
U.S. T-Note 2 Yr (CBT) Futures	6,672	December 2020	1,474,251,378	211,244
U.S. T-Note 10 Yr (CBT) Futures	493	December 2020	68,788,906	84,315
U.S. Ultra Bond (CBT) Futures	703	December 2020	155,934,187	(1,374,829)

Sold Contracts
10 Yr Canadian Bond Futures	195	December 2020	22,231,948	13,414
10 Yr Japan Bond (OSE) Futures	20	December 2020	28,845,588	(65,513)
Long Gilt Futures	928	December 2020	162,984,113	106,926
U.S. T-Note 5 Yr (CBT) Futures	1,820	December 2020	229,376,875	(263,840)

				$(873,768)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	ZAR	1,036,365	USD	61,978	11/27/2020	$512,837
Barclays Bank PLC	USD	53,994	JPY	5,719,136	10/08/2020	237,047
Barclays Bank PLC	MYR	38,425	USD	9,133	10/27/2020	(109,710)
BNP Paribas SA	AUD	202,348	USD	145,007	10/29/2020	66,753
Citibank, NA	CNY	504,696	USD	74,235	10/21/2020	(142,970)
Citibank, NA	USD	5,138	ZAR	86,865	11/27/2020	13,580
Deutsche Bank AG	CAD	8,572	USD	6,432	10/09/2020	(5,975)
Goldman Sachs Bank USA	USD	20,443	JPY	2,165,727	10/08/2020	92,893
Goldman Sachs Bank USA	CAD	94,308	USD	72,350	10/09/2020	1,521,904
Goldman Sachs Bank USA	KRW	32,415,488	USD	27,402	11/16/2020	(398,405)
Goldman Sachs Bank USA	USD	27,217	CNY	189,803	11/16/2020	703,271
HSBC Bank USA	USD	64,565	EUR	54,917	10/15/2020	(160,209)
HSBC Bank USA	USD	21,954	KRW	25,530,456	11/10/2020	(58,197)
JPMorgan Chase Bank, NA	CAD	8,984	USD	6,699	10/09/2020	(47,668)
Morgan Stanley Capital Services, Inc.	JPY	3,756,361	USD	35,608	10/08/2020	(11,374)
Morgan Stanley Capital Services, Inc.	USD	34,545	EUR	29,049	10/15/2020	(477,848)
Morgan Stanley Capital Services, Inc.	USD	51,974	KRW	60,430,675	11/10/2020	(147,585)
Natwest Markets PLC	GBP	1,742	USD	2,244	11/19/2020	(5,286)
Standard Chartered Bank	KRW	54,162,634	USD	45,805	11/16/2020	(646,949)
Standard Chartered Bank	USD	45,526	CNY	316,861	11/16/2020	1,084,497
State Street Bank & Trust Co.	USD	17	JPY	1,786	10/08/2020	15
State Street Bank & Trust Co.	EUR	4,345	USD	5,139	10/15/2020	43,295
State Street Bank & Trust Co.	USD	4,350	EUR	3,715	10/15/2020	6,035
State Street Bank & Trust Co.	USD	765	EUR	644	10/15/2020	(10,035)
State Street Bank & Trust Co.	USD	44	SEK	403	10/16/2020	881
State Street Bank & Trust Co.	AUD	5,319	USD	3,738	10/29/2020	(72,021)

abfunds.com	AB BOND FUNDS | 57

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
UBS AG	AUD	6,473	USD	4,665	10/29/2020	$28,973
UBS AG	USD	2,500	AUD	3,385	10/29/2020	(76,064)

						$1,941,685

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	3.83%	USD	28,982	$(1,515,066)	$(1,474,813)	$(40,253)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.50	EUR	24,872	(1,887,882)	(2,479,969)	592,087

Sale Contracts
Morgan Stanley & Co. LLC
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	28,982	1,454,205	1,534,643	(80,438)
iTraxxx Xover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.50	EUR	24,872	1,896,406	1,855,905	40,501

						$(52,337)	$(564,234)	$511,897

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CAD	265,250	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	$2,221,301	$824	$2,220,477
SEK	1,163,650	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(940,110)	764	(940,874)
CAD	414,580	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	(736,208)	(4,148)	(732,060)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,994,446)	—	(1,994,446)

						$(1,449,463)	$(2,560)	$(1,446,903)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	3,618	$950,750	$283,315	$667,435
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	7,235	1,901,237	533,432	1,367,805
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	7,235	1,901,238	515,267	1,385,971
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	8,912	2,341,925	613,277	1,728,648
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,797	1,260,172	990,844	269,328
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,752	1,249,538	948,703	300,835
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	11,881	3,124,109	2,393,499	730,610
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	23,761	6,245,975	4,877,086	1,368,889
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,452	1,170,283	907,148	263,135
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	4,453	1,170,545	908,053	262,492
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,786	469,332	119,585	349,747
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,787	469,593	119,651	349,942

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	9.63%	USD	1,867	$490,616	$127,810	$362,806
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,173	1,096,943	733,430	363,513
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	2,550	669,885	521,285	148,600
Morgan Stanley & Co. International PLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	4,452	1,170,282	920,843	249,439
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	2,226	585,141	437,639	147,502

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	1,526	(509,048)	(190,165)	(318,883)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	2,520	(840,630)	(283,357)	(557,273)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	3,618	(1,206,905)	(406,820)	(800,085)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	7,235	(2,413,476)	(795,557)	(1,617,919)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	5,040	(1,681,260)	(543,314)	(1,137,946)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,772	$(591,109)	$(220,820)	$(370,289)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,481	(827,621)	(309,174)	(518,447)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,797	(599,449)	(231,310)	(368,139)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,400	(1,134,467)	(402,696)	(731,771)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,020	(340,340)	(120,809)	(219,531)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,082	(360,848)	(108,091)	(252,757)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	995	(331,833)	(150,028)	(181,805)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	20,000	(6,670,001)	(1,555,747)	(5,114,254)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,998	(666,499)	(211,153)	(455,346)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,955	(651,993)	(260,707)	(391,286)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,870	(623,645)	(243,588)	(380,057)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	305	(101,717)	(48,252)	(53,465)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,038	(679,673)	(298,314)	(381,359)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,257	$(419,314)	$(161,879)	$(257,435)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	8,500	(2,834,750)	(577,216)	(2,257,534)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,023	(1,675,171)	(319,155)	(1,356,016)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,438	(1,146,573)	(322,175)	(824,398)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,776	(592,296)	(144,464)	(447,832)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,375	(458,562)	(109,517)	(349,045)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,204	(735,034)	(321,145)	(413,889)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,160	(720,360)	(126,349)	(594,011)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1	(334)	(123)	(211)
Deutsche Bank AG
CDX-CMBX. NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	7,805	(996,439)	(149,960)	(846,479)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,613	(537,935)	(130,311)	(407,624)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,727	(575,954)	(213,743)	(362,211)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,496	(498,916)	(185,153)	(313,763)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	345	$(115,058)	$(39,721)	$(75,337)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4,586	(1,529,431)	(323,149)	(1,206,282)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,315	(1,105,552)	(372,283)	(733,269)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,315	(1,105,553)	(372,429)	(733,124)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,455	(818,743)	(259,768)	(558,975)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,982	(660,997)	(299,246)	(361,751)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	148	(49,358)	(22,078)	(27,280)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,342	(1,781,557)	(604,138)	(1,177,419)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,418	(806,403)	(323,217)	(483,186)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,355	(785,392)	(383,494)	(401,898)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,687	(562,614)	(270,818)	(291,796)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,647	(549,274)	(172,346)	(376,928)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	640	(213,440)	(74,249)	(139,191)

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PORTFOLIO OF INVESTMENTS (continued)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	616	$(205,436)	$(77,207)	$(128,229)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,317	(439,219)	(125,853)	(313,366)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	308	(102,718)	(29,511)	(73,207)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,630	(1,210,605)	(437,242)	(773,363)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,260	(420,210)	(153,110)	(267,100)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	323	(107,720)	(30,958)	(76,762)
Morgan Stanley Capital Services LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,997	(666,000)	(138,313)	(527,687)

						$(18,389,868)	$2,300,645	$(20,690,513)

*	Termination date

**	Principal amount less than 500.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $679,645,735 or 18.4% of net assets.

(b)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(e)	IO – Interest Only.

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(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.35% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398%, 11/25/2024	11/06/2015	$549,166	$506,281	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102%, 11/15/2026	11/16/2015	2,459,801	1,980,717	0.05%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	2,969,000	2,862,953	0.08%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	871,501	840,685	0.02%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.496%, 02/27/2023	02/11/2020	3,528,088	3,396,149	0.09%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	574,294	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	2,484,059	2,276,949	0.06%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	797,880	739,903	0.02%

(g)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$2,813,000	$2,888,537	0.08%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	03/21/2019	1,504,602	1,433,065	0.04%

(h)	Inverse interest only security.

(i)	Non-income producing security.

(j)	Defaulted.

(k)	Fair valued by the Adviser.

(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

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Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CNY – Chinese Yuan Renminbi

EUR – Euro

GBP – Great British Pound

JPY – Japanese Yen

KRW – South Korean Won

MYR – Malaysian Ringgit

SEK – Swedish Krona

USD – United States Dollar

ZAR – South African Rand

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

CPI – Consumer Price Index

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

STIBOR – Stockholm Interbank Offered Rate

TBA – To Be Announced

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

September 30, 2020

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 68.1%
United States – 68.1%
U.S. Treasury Notes 0.125%, 08/31/2022	U.S.$	40,553	$40,553,000
1.125%, 09/30/2021-02/28/2025		7,280	7,361,095
1.375%, 01/31/2021(a)		11,911	11,959,389
1.50%, 08/31/2021		13,536	13,705,200
1.625%, 06/30/2021-08/15/2022		13,944	14,209,699
2.00%, 01/15/2021-02/15/2022		9,706	9,819,689
2.25%, 03/31/2021-04/30/2021		15,723	15,900,293
2.375%, 04/15/2021		14,135	14,305,062
2.50%, 01/31/2021-02/28/2021		27,888	28,117,835
2.875%, 11/15/2021		6,713	6,918,173
3.625%, 02/15/2021		4,607	4,666,747

Total Governments - Treasuries (cost $166,069,810)			167,516,182

CORPORATES - INVESTMENT GRADE – 7.1%
Industrial – 3.7%
Capital Goods – 0.4%
Boeing Co. (The) 2.30%, 08/01/2021		610	614,044
John Deere Capital Corp. 3.20%, 01/10/2022		236	244,595

			858,639

Consumer Cyclical - Automotive – 0.5%
General Motors Financial Co., Inc. 5.20%, 03/20/2023		274	297,260
Harley-Davidson Financial Services, Inc. 3.35%, 06/08/2025(b)		585	611,389
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(b)		246	254,344

			1,162,993

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	391,510
3.20%, 08/08/2024		227	229,359

			620,869

Consumer Cyclical - Retailers – 0.2%
Ralph Lauren Corp. 1.70%, 06/15/2022		411	418,772

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PORTFOLIO OF INVESTMENTS (continued)

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		Principal Amount (000)	U.S. $ Value

Consumer Non-Cyclical – 1.2%
BAT International Finance PLC 1.668%, 03/25/2026	U.S.$	740	$742,375
Biogen, Inc. 4.05%, 09/15/2025		600	683,406
GlaxoSmithKline Capital PLC 2.875%, 06/01/2022		875	908,119
Royalty Pharma PLC 0.75%, 09/02/2023(b)		735	733,648

			3,067,548

Energy – 0.6%
BP Capital Markets America, Inc. 2.937%, 04/06/2023		454	479,919
Enterprise Products Operating LLC 2.80%, 02/15/2021		400	403,892
Marathon Petroleum Corp. 4.50%, 05/01/2023		372	401,492
TransCanada PipeLines Ltd. 9.875%, 01/01/2021		290	296,679

			1,581,982

Technology – 0.4%
Infor, Inc. 1.45%, 07/15/2023(b)		157	159,162
International Business Machines Corp. 2.85%, 05/13/2022		675	702,331
Leidos, Inc. 2.95%, 05/15/2023(b)		137	144,139

			1,005,632

Transportation - Airlines – 0.1%
Southwest Airlines Co. 4.75%, 05/04/2023		126	134,429
5.25%, 05/04/2025		155	170,792

			305,221

Transportation - Services – 0.0%
Aviation Capital Group LLC 3.875%, 05/01/2023(b)		53	52,474
5.50%, 12/15/2024(b)		65	66,969

			119,443

			9,141,099

Financial Institutions – 3.4%
Banking – 2.9%
Capital One Financial Corp. 2.60%, 05/11/2023		230	240,559

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 3.106%, 04/08/2026	U.S.$	346	$373,770
3.142%, 01/24/2023		650	670,696
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	314,805
Danske Bank A/S 3.244%, 12/20/2025(b)		525	559,078
Lloyds Banking Group PLC 4.05%, 08/16/2023		350	379,172
Mitsubishi UFJ Financial Group, Inc. 3.218%, 03/07/2022		1,000	1,037,620
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	866,357
PNC Bank NA 0.508% (LIBOR 3 Month + 0.25%), 01/22/2021(c)		875	875,630
Royal Bank of Canada Series G 1.60%, 04/17/2023		572	587,261
UBS AG/London 1.75%, 04/21/2022(b)		212	215,884
Westpac Banking Corp. 2.65%, 01/25/2021		1,002	1,009,385

			7,130,217

Insurance – 0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	671,710

REITS – 0.2%
WP Carey, Inc. 4.60%, 04/01/2024		550	609,890

			8,411,817

Total Corporates - Investment Grade (cost $16,967,730)			17,552,916

COMMERCIAL MORTGAGE-BACKED SECURITIES – 5.7%
Non-Agency Fixed Rate CMBS – 3.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	163,784
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	622,055
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	364,831

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		Principal Amount (000)	U.S. $ Value

Series 2013-GC11, Class XA 1.516%, 04/10/2046(d)	U.S.$	8,468	$234,292
Series 2013-GC15, Class C 5.355%, 09/10/2046		516	533,620
Series 2015-GC29, Class A2 2.674%, 04/10/2048		14	14,008
Commercial Mortgage Trust Series 2013-LC6, Class XA 1.482%, 01/10/2046(d)		2,326	53,547
Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	820,291
GS Mortgage Securities Corp. II Series 2013-GC10, Class XA 1.639%, 02/10/2046(d)		7,677	237,510
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		750	767,021
Series 2011-GC5, Class D 5.555%, 08/10/2044(b)		40	31,844
Series 2012-GC6, Class B 5.839%, 01/10/2045(b)		450	460,334
Series 2012-GCJ7, Class AS 4.085%, 05/10/2045		500	516,942
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	535,592
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	547,370
JP Morgan Chase Commercial Mortgage Securities Trust Series 2010-C2, Class D 5.841%, 11/15/2043(b)		546	327,485
Series 2012-C8, Class C 4.778%, 10/15/2045(b)		355	303,532
JPMBB Commercial Mortgage Securities Trust Series 2014-C22, Class XA 0.984%, 09/15/2047(d)		10,148	276,147
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		525	533,887
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.675%, 09/15/2047(b)		100	100,290
Series 2011-C3, Class C 5.419%, 07/15/2049(b)		250	233,957
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A3 2.533%, 12/10/2045		612	615,827

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2013-C5, Class C 4.234%, 03/10/2046(b)	U.S.$	505	$479,779
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		64	63,494
WF-RBS Commercial Mortgage Trust Series 2011-C2, Class C 5.392%, 02/15/2044(b)		516	514,508
Series 2011-C3, Class C 5.335%, 03/15/2044(b)		250	244,872
Series 2012-C10, Class XA 1.675%, 12/15/2045(b)(d)		1,074	30,746

			9,627,565

Non-Agency Floating Rate CMBS – 1.5%
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.152% (LIBOR 1 Month + 1.00%), 06/15/2035 (b)(c)		225	214,708
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(b)(c)		187	170,951
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)		180	162,859
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)		297	287,959
Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	674,998
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)		503	490,003
Series 2019-SMP, Class A 1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	241,305
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(b)(c)		70	63,938

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.202% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)	U.S.$	365	$315,407
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(b)(c)		270	265,323
Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	163,993
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(b)(c)		859	614,452

			3,665,896

Agency CMBS – 0.3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		803	829,839
Government National Mortgage Association Series 2006-51, Class IO 0.971%, 08/16/2046(d)		363	920

			830,759

Total Commercial Mortgage-Backed Securities (cost $14,878,965)			14,124,220

COLLATERALIZED MORTGAGE OBLIGATIONS – 3.8%
Risk Share Floating Rate – 1.7%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(b)(c)		33	32,515
Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		400	399,531
Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		260	253,862
Series 2020-2A, Class M1B 3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(b)(c)		220	222,057
Eagle Re Ltd. Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	372,135

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(c)	U.S.$	675	$678,905
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		439	455,431
Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		128	130,336
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		30	30,218
Series 2016-C03, Class 2M2 6.048% (LIBOR 1 Month + 5.90%), 10/25/2028(c)		287	302,764
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		163	166,216
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(b)(c)		284	278,483
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		186	179,534
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		91	87,827
Radnor Re Ltd. Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	188,559
Series 2019-2, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		222	219,837
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(b)(c)		185	184,032

			4,182,242

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		Principal Amount (000)	U.S. $ Value

Agency Floating Rate – 1.3%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.652% (LIBOR 1 Month + 0.50%), 06/15/2039(c)	U.S.$	468	$472,167
Series 4286, Class VF 0.602% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		441	444,430
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.498% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		359	359,340
Series 2014-49, Class AF 0.476% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		529	528,558
NCUA Guaranteed Notes Trust Series 2010-R3, Class 1A 0.715% (LIBOR 1 Month + 0.56%), 12/08/2020(c)		1,257	1,257,421

			3,061,916

Agency Fixed Rate – 0.8%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		751	774,779
Series 4941, Class IO 4.00%, 12/15/2047(d)		2,256	275,835
Series 4976, Class MI 4.50%, 05/25/2050(d)		2,050	330,589
Series 5008, Class AI 3.50%, 09/25/2050(d)		2,218	356,695
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		172	175,876
Series 2015-72, Class PC 3.00%, 10/25/2043		156	156,679

			2,070,453

Non-Agency Floating Rate – 0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		105	105,031

Total Collateralized Mortgage Obligations (cost $9,446,297)			9,419,642

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

AGENCIES – 3.6%
Agency Debentures – 3.6%
Federal Home Loan Bank 1.375%, 02/17/2023	U.S.$	750	$771,038
2.50%, 02/13/2024		445	478,655
3.00%, 10/12/2021		1,450	1,492,383
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	2,001,356
Federal National Mortgage Association 2.50%, 02/05/2024		810	870,337
2.75%, 06/22/2021		2,217	2,258,968
2.875%, 10/30/2020		1,042	1,044,251

Total Agencies (cost $8,708,172)			8,916,988

ASSET-BACKED SECURITIES – 3.2%
Autos - Fixed Rate – 2.1%
AmeriCredit Automobile Receivables Trust Series 2019-1, Class A2A 2.93%, 06/20/2022		70	70,563
Series 2020-1, Class A2A 1.10%, 03/20/2023		771	774,049
Chase Auto Credit Linked Notes Series 2020-1, Class C 1.389%, 01/25/2028(b)		750	750,686
CPS Auto Receivables Trust 2020-C Series 2020-C, Class B 1.01%, 01/15/2025(b)		603	603,456
Exeter Automobile Receivables Trust Series 2019-3A, Class B 2.58%, 08/15/2023(b)		520	525,126
Series 2020-3A, Class C 1.32%, 07/15/2025		477	478,173
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		245	246,911
Flagship Credit Auto Trust Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	611,170
Ford Credit Auto Owner Trust Series 2016-1, Class A 2.31%, 08/15/2027(b)		607	611,311
Hertz Vehicle Financing II LP Series 2017-1A, Class A 2.96%, 10/25/2021(b)		215	215,801

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		Principal Amount (000)	U.S. $ Value

Series 2019-2A, Class A 3.42%, 05/25/2025(b)	U.S.$	195	$195,906

			5,083,152

Credit Cards - Fixed Rate – 0.6%
World Financial Network Credit Card Master Trust Series 2017-C, Class A 2.31%, 08/15/2024		935	935,692
Series 2018-A, Class A 3.07%, 12/16/2024		590	595,493

			1,531,185

Other ABS - Fixed Rate – 0.5%
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		100	99,579
Marlette Funding Trust Series 2019-1A, Class A 3.44%, 04/16/2029(b)		177	178,919
Series 2019-3A, Class A 2.69%, 09/17/2029(b)		197	198,601
Series 2020-1A, Class A 2.24%, 03/15/2030(b)		121	122,150
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(b)		86	86,505
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(b)		17	16,987
Series 2017-5, Class A2 2.78%, 09/25/2026(b)		149	150,782
SoFi Consumer Loan Program Trust Series 2018-3, Class A2 3.67%, 08/25/2027(b)		102	103,450
Series 2019-3, Class A 2.90%, 05/25/2028(b)		192	194,069

			1,151,042

Total Asset-Backed Securities (cost $7,710,146)			7,765,379

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 2.0%
United States – 2.0%
U.S. Treasury Inflation Index 0.125%, 10/15/2024 (TIPS) (cost $4,941,115)	U.S.$	4,645	$4,925,523

MORTGAGE PASS-THROUGHS – 1.3%
Agency Fixed Rate 30-Year – 1.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		1,352	1,460,071
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		972	1,120,328
Government National Mortgage Association Series 2002 7.50%, 03/15/2032		45	52,676
Series 2009 5.00%, 10/15/2039		366	416,661

			3,049,736

Agency Fixed Rate 15-Year – 0.1%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025		80	83,356
6.50%, 03/01/2026		106	111,963
Federal National Mortgage Association Series 2006 6.00%, 12/01/2021		1	712

			196,031

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 2.167% (LIBOR 6 Month + 1.31%), 01/01/2037(c)		1	1,532

Total Mortgage Pass-Throughs (cost $3,112,632)			3,247,299

COLLATERALIZED LOAN OBLIGATIONS – 0.9%
CLO - Floating Rate – 0.9%
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(b)(c)		275	276,015

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		Principal Amount (000)	U.S. $ Value

Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)	U.S.$	320	$313,833
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	236,621
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(b)(c)		404	405,755
Magnetite Ltd Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(b)(c)		472	472,937
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(b)(c)		418	419,216
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	116,517

Total Collateralized Loan Obligations (cost $2,268,933)			2,240,894

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.3%
United States – 0.3%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		280	284,012
State of California 5.70%, 11/01/2021		350	370,160

Total Local Governments - US Municipal Bonds (cost $649,439)			654,172

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development 2018 Ltd. 2.50%, 08/08/2024(b) (cost $515,040)		516	536,479

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		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.2%
United Arab Emirates – 0.2%
Abu Dhabi Government International Bond 0.75%, 09/02/2023(b) (cost $378,126)	U.S.$	379	$378,610

SHORT-TERM INVESTMENTS – 3.2%
U.S. Treasury Bills – 3.1%
U.S. Treasury Bill Zero Coupon, 10/01/2020-11/12/2020 (cost $7,584,314)		7,585	7,584,353

Short-Term Municipal Notes – 0.1%
New York – 0.1%
New York State Dormitory Authority
(State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $137,983)		135	138,244

Total Short-Term Investments (cost $7,722,297)			7,722,597

Total Investments – 99.6% (cost $243,368,702)			245,000,901
Other assets less liabilities – 0.4%			893,656

Net Assets – 100.0%			$245,894,557

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	11	December 2020	$1,759,141	$2,766
U.S. T-Note 2 Yr (CBT) Futures	397	December 2020	87,721,492	15,809

Sold Contracts
U.S. T-Note 5 Yr (CBT) Futures	1	December 2020	126,031	(17)

				$18,558

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SHORT DURATION PLUS PORTFOLIO

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	1.00%	Quarterly	0.85%	USD	2,221	$15,787	$26,705	$(10,918)

*	Termination date

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	119	$31,271	$7,968	$23,303
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	118	31,009	7,901	23,108
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	113	29,695	7,736	21,959
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	147	38,629	11,511	27,118
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	295	77,521	21,750	55,771
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	295	77,522	21,010	56,512
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	363	95,391	24,980	70,411
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	308	80,963	62,807	18,156
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	308	80,963	62,759	18,204

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SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive		Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00	) %	Monthly	9.63%	USD	1,194	$313,863	$245,076	$68,787
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	597	156,981	120,269	36,712
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	239	62,846	47,715	15,131
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	241	63,311	49,780	13,531
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	289	75,968	50,793	25,175
Morgan Stanley & Co. International PLC
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	308	80,963	63,706	17,257
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	(3.00)		Monthly	9.63	USD	155	40,745	30,474	10,271

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	99	(33,025)	(12,337)	(20,688)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	376	(125,458)	(44,533)	(80,925)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	113	(37,705)	(13,384)	(24,321)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00		Monthly	25.00	USD	147	(49,025)	(22,165)	(26,860)

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Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	24	$(8,004)	$(3,797)	$(4,207)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	147	(49,037)	(16,529)	(32,508)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	295	(98,407)	(32,438)	(65,969)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	118	(39,363)	(14,705)	(24,658)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	165	(55,042)	(20,562)	(34,480)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	117	(39,029)	(15,060)	(23,969)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	23	(7,672)	(2,909)	(4,763)
Credit Suisse International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	750	(250,125)	(90,507)	(159,618)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	607	(202,435)	(48,347)	(154,088)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	504	(168,084)	(32,023)	(136,061)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	860	(286,810)	(58,401)	(228,409)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	209	(69,701)	(12,225)	(57,476)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	132	(44,022)	(10,514)	(33,508)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	168	$(56,028)	$(13,666)	$(42,362)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	330	(110,055)	(30,924)	(79,131)
Deutsche Bank AG
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	445	(148,408)	(31,357)	(117,051)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	499	(166,416)	(40,313)	(126,103)
Goldman Sachs International
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	58	(19,348)	(7,306)	(12,042)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	160	(53,360)	(24,157)	(29,203)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	133	(44,356)	(21,351)	(23,005)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	186	(62,031)	(30,289)	(31,742)
JPMorgan Securities, LLC
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	40	(13,340)	(5,013)	(8,327)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	402	(134,067)	(48,422)	(85,645)
CDX-CMBX. NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	139	(46,357)	(16,891)	(29,466)
CDX-CMBX. NA.BBB- Series 9, 09/17/2058*	3.00	Monthly	9.63	USD	128	33,625	26,166	7,459

						$(1,045,444)	$142,276	$(1,187,720)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $23,138,578 or 9.4% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

(d)	IO – Interest Only.

(e)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.11% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	$186,185	$179,534	0.07%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	10/11/2019	91,047	87,827	0.04%

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

NCUA – National Credit Union Administration

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Assets
Investments in securities, at value	$3,672,607,735		$245,000,901
Foreign currencies, at value(a)	497,464		– 0	–
Cash	29,612,032		1,426,267
Cash collateral due from broker	29,645,042		510,161
Receivables:
Interest	19,445,044		880,819
Investment securities sold	171,952,989		– 0	–
Capital shares sold	5,073,711		542,631
Variation margin on futures	– 0	–	4,022
Variation margin on centrally cleared swaps	– 0	–	1,188
Terminated centrally cleared credit default swaps	4,094		– 0	–
Market value on credit default swaps(b)	26,267,564		1,371,266
Unrealized appreciation of forward currency exchange contracts	4,311,981		– 0	–

Total assets	3,959,417,656		249,737,255

Liabilities
Cash collateral due to broker	3,625,000		538,000
Payables:
Dividends to shareholders	2,484,483		89,569
Investment securities purchased	203,035,867		– 0	–
Capital shares redeemed	1,249,172		646,846
Management fee	1,310,727		69,350
Variation margin on futures	1,587,810		– 0	–
Shareholder servicing fee	302,025		18,453
Variation margin on centrally cleared swaps	280,743		– 0	–
Distribution fee	102		5,926
Transfer Agent fee	24,539		4,481
Accrued expenses	838,876		53,363
Market value on credit default swaps(c)	44,657,432		2,416,710
Unrealized depreciation of forward currency exchange contracts	2,370,296		– 0	–

Total liabilities	261,767,072		3,842,698

Net Assets	$3,697,650,584		$245,894,557

Cost of investments	$3,488,910,239		$243,368,702

Net Assets Consist of:
Capital stock, at par	$263,752		$20,871
Additional paid-in capital	3,461,344,834		254,727,324
Distributable earnings (accumulated loss)(d)	236,041,998		(8,853,638)

	$3,697,650,584		$245,894,557

(a)	Cost: $490,909 and $0, respectively. (Note 1)

(b)	Net premiums paid of $15,911,146 and $862,401, respectively.

(c)	Net premiums received of $13,610,501 and $720,125, respectively.

(d)	Net of accrued foreign capital gains taxes of $161,722 and $0, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Calculation Of Maximum Offering Price Intermediate Duration Class/Short Duration Plus Class Shares
Net Assets	$3,696,936,727	$225,045,304
Shares of capital stock outstanding	263,701,214	19,101,707

Net asset value, offering and redemption price per share	$14.02	$11.78

Class A Shares
Net Assets	$692,817	$17,873,527
Shares of capital stock outstanding	49,365	1,516,071

Net asset value and redemption price per share	$14.03	$11.79
Sales charge—4.25% of public offering price	0.62	0.52

Maximum offering price	$14.65	$12.31

Class C Shares
Net Assets		$2,975,726
Shares of capital stock outstanding		252,931

Net asset value and offering price per share		$11.76

Advisor Class Shares
Net Assets	$10,520
Shares of capital stock outstanding	750

Net asset value and offering price per share	$14.03

Class Z Shares
Net Assets	10,520
Shares of capital stock outstanding	750

Net asset value and offering price per share	$14.03

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Income:
Interest	$108,783,048		$4,963,763

Total income	108,783,048		4,963,763

Expenses:
Management fee (see Note 2A)	15,263,075		853,466
Shareholder servicing fee (see Note 2B)	3,503,078		223,901
Custody and accounting fees	277,235		111,376
Transfer Agent fee – Non-Retail Class	178,632		21,429
Transfer Agent fee – Class A	1,171		32,823
Transfer Agent fee – Class B	– 0	–	5
Transfer Agent fee – Class C	– 0	–	4,216
Transfer Agent fee – Advisor Class	87		– 0	–
Transfer Agent fee – Class Z	2		– 0	–
Distribution fees – Class A	425		44,331
Distribution fees – Class B	– 0	–	7
Distribution fees – Class C	– 0	–	22,137
Directors’ fees and expenses	139,916		8,772
Auditing and tax fees	124,642		14,976
Registration fees	61,618		62,464
Legal fees	95,241		7,858
Printing fees	61,802		42,510
Miscellaneous	117,461		24,864

Total expenses	19,824,385		1,475,135
Less: expenses waived and reimbursed by the Adviser (see Note 2D)	– 0	–	(12,179)

Net expenses	19,824,385		1,462,956

Net investment income	88,958,663		3,500,807

See notes to financial statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions(a)	$49,376,870	$890,325
Forward currency exchange contracts	(4,423,193)	(130,329)
Futures	35,056,577	1,413,394
Swaps	(629,081)	167,630
Foreign currency transactions	(3,183,135)	193,334

Net realized gain (loss) on investment transactions	76,198,038	2,534,354

Net change in unrealized appreciation/depreciation of:
Investments(b)	64,142,239	(188,328)
Forward currency exchange contracts	2,483,947	(22,508)
Futures	3,508,498	159,373
Swaps	(20,104,822)	(1,208,906)
Foreign currency denominated assets and liabilities	(10,978)	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	50,018,884	(1,260,369)

Net realized and unrealized gain (loss) on investment transactions	126,216,922	1,273,985

Net Increase in Net Assets Resulting from Operations	$215,175,585	$4,774,792

(a)	Net of foreign capital gains taxes of $286,106 and $0, respectively.

(b)	Net of increase in accrued foreign capital gains taxes of $124,647 and $0, respectively.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

Intermediate Duration Portfolio
Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$88,958,663	$96,909,559
Net realized gain on investment transactions	76,198,038	55,461,039
Net change in unrealized appreciation/depreciation of investments	50,018,884	150,492,620
Contributions from affiliates (see Note 2A)	– 0	–	33,244

Net increase in net assets resulting from operations	215,175,585	302,896,462

Distributions to shareholders
Intermediate Duration Portfolio	(95,996,514)	(106,879,241)
Class A	(2,333)	(28	)(a)
Advisor Class	(170)	(33	)(a)
Class Z	(255)	(53	)(a)

Total distributions to shareholders	(95,999,272)	(106,879,355)

Capital-share transactions:
Net proceeds from sales of shares	631,482,445	379,432,489
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	73,167,333	81,451,447

Total proceeds from shares sold	704,649,778	460,883,936
Cost of shares redeemed	(542,664,238)	(532,057,461)

Net increase (decrease) in net assets from capital-share transactions	161,985,540	(71,173,525)

Net increase in net assets	281,161,853	124,843,582
Net Assets:
Beginning of period	3,416,488,731	3,291,645,149

End of period	$3,697,650,584	$3,416,488,731

(a)	Commenced distribution on July 23, 2019.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Short Duration Plus Portfolio
	Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$3,500,807	$4,518,577
Net realized gain on investment transactions	2,534,354	1,198,352
Net change in unrealized appreciation/depreciation of investments	(1,260,369)	3,428,967

Net increase in net assets resulting from operations	4,774,792	9,145,896

Distributions to shareholders
Short Duration Plus Class	(3,612,806)	(4,471,793)
Class A	(194,967)	(398,772)
Class B	(6)	(102)
Class C	(19,373)	(37,362)

Total distributions to shareholders	(3,827,152)	(4,908,029)

Capital-share transactions:
Net proceeds from sales of shares	105,816,630	117,048,284
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	3,179,041	4,125,292

Total proceeds from shares sold	108,995,671	121,173,576
Cost of shares redeemed	(115,940,511)	(90,252,370)

Net increase (decrease) in net assets from capital-share transactions	(6,944,840)	30,921,206

Net increase (decrease) in net assets	(5,997,200)	35,159,073
Net Assets:
Beginning of period	251,891,757	216,732,684

End of period	$245,894,557	$251,891,757

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 15 series each with its own investment objective. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Effective August 2, 2019, sales of Class B shares of Short Duration Plus Portfolio were suspended. On November 7, 2019, all remaining outstanding Class B shares of Short Duration Plus Portfolio were converted to Class A shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily

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NOTES TO FINANCIAL STATEMENTS (continued)

available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2020:

Intermediate Duration Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Corporates – Investment Grade	$	– 0	–	$1,069,461,335	$	– 0	–	$1,069,461,335
Governments – Treasuries		– 0	–	967,323,924		– 0	–	967,323,924
Mortgage Pass-Throughs		– 0	–	504,363,121		– 0	–	504,363,121
Commercial Mortgage-Backed Securities		– 0	–	335,010,214		– 0	–	335,010,214

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1			Level 2		Level 3			Total
Collateralized Mortgage Obligations	$	– 0	–	$213,105,380		$	– 0	–	$213,105,380
Inflation-Linked Securities		– 0	–	125,561,756			– 0	–	125,561,756
Asset-Backed Securities		– 0	–	73,526,395			– 0	–	73,526,395
Emerging Markets – Treasuries		– 0	–	58,069,628			– 0	–	58,069,628
Corporates – Non-Investment Grade		– 0	–	50,800,924			– 0	–	50,800,924
Collateralized Loan Obligations		– 0	–	43,584,565			– 0	–	43,584,565
Governments – Sovereign Bonds		– 0	–	33,677,575			– 0	–	33,677,575
Local Governments – US Municipal Bonds		– 0	–	31,652,557			– 0	–	31,652,557
Quasi-Sovereigns		– 0	–	24,773,427			– 0	–	24,773,427
Agencies		– 0	–	23,793,668			– 0	–	23,793,668
Emerging Markets – Corporate Bonds		– 0	–	17,883,473			– 0	–	17,883,473
Emerging Markets – Sovereigns		– 0	–	14,834,254			– 0	–	14,834,254
Common Stocks		– 0	–	– 0	–		2,888,537		2,888,537
Short-Term Investments
U.S. Treasury Bills		– 0	–	80,269,423			– 0	–	80,269,423
Short-Term Municipal Notes		– 0	–	2,027,579			– 0	–	2,027,579

Total Investments in Securities		– 0	–	3,669,719,198			2,888,537		3,672,607,735
Other Financial Instruments(a):
Assets:
Futures		830,414		– 0	–		– 0	–	830,414	(b)
Forward Currency Exchange Contracts		– 0	–	4,311,981			– 0	–	4,311,981
Centrally Cleared Credit Default Swaps		– 0	–	3,350,611			– 0	–	3,350,611	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,221,301			– 0	–	2,221,301	(b)
Credit Default Swaps		– 0	–	26,267,564			– 0	–	26,267,564
Liabilities:
Futures		(1,704,182)		– 0	–		– 0	–	(1,704,182	)(b)
Forward Currency Exchange Contracts		– 0	–	(2,370,296)			– 0	–	(2,370,296)
Centrally Cleared Credit Default Swaps		– 0	–	(3,402,948)			– 0	–	(3,402,948	)(b)
Centrally Cleared Interest Rate Swaps		– 0	–	(3,670,764)			– 0	–	(3,670,764	)(b)
Credit Default Swaps		– 0	–	(44,657,432)			– 0	–	(44,657,432)

Total		$(873,768)		$3,651,769,215			$2,888,537		$3,653,783,984

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Short Duration Plus Portfolio
Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Governments – Treasuries	$–0	–	$167,516,182		$	– 0	–	$167,516,182
Corporates – Investment Grade	– 0	–	17,552,916			– 0	–	17,552,916
Commercial Mortgage-Backed Securities	– 0	–	14,124,220			– 0	–	14,124,220
Collateralized Mortgage Obligations	– 0	–	9,419,642			– 0	–	9,419,642
Agencies	– 0	–	8,916,988			– 0	–	8,916,988
Asset-Backed Securities	– 0	–	7,765,379			– 0	–	7,765,379
Inflation-Linked Securities	– 0	–	4,925,523			– 0	–	4,925,523
Mortgage Pass-Throughs	– 0	–	3,247,299			– 0	–	3,247,299
Collateralized Loan Obligations	– 0	–	2,240,894			– 0	–	2,240,894
Local Governments – US Municipal Bonds	– 0	–	654,172			– 0	–	654,172
Quasi-Sovereigns	– 0	–	536,479			– 0	–	536,479
Governments – Sovereign Bonds	– 0	–	378,610			– 0	–	378,610
Short-Term Investments
U.S. Treasury Bills	– 0	–	7,584,353			– 0	–	7,584,353
Short-Term Municipal Notes	– 0	–	138,244			– 0	–	138,244

Total Investments in Securities	– 0	–	245,000,901			– 0	–	245,000,901
Other Financial Instruments(a):
Assets:
Futures	18,575		– 0	–		– 0	–	18,575	(b)
Centrally Cleared Credit Default Swaps	– 0	–	15,787			– 0	–	15,787	(b)
Credit Default Swaps	– 0	–	1,371,266			– 0	–	1,371,266
Liabilities:
Futures	(17)		– 0	–		– 0	–	(17	)(b)
Credit Default Swaps	– 0	–	(2,416,710)			– 0	–	(2,416,710)

Total	$18,558		$243,971,244		$	– 0	–	$243,989,802

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates

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on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated

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investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

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NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

During the year ended September 30, 2019, the Adviser reimbursed the Intermediate Duration Portfolio $33,244, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

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Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2020, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $618 and Short Duration Plus Portfolio, $17,607.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor

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agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class B and Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class B Shares and Class C Shares of Short Duration Plus Portfolio. For the year ended September 30, 2020, such waivers amounted to $12,179. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
Short Duration Plus	$1,031,679

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

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E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2020, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class C
Intermediate Duration	$62	$	– 0	–	N/A
Short Duration Plus	220		438		$559

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$1,120,070,039	$1,630,832,052	$697,376,444	$1,718,337,565
Short Duration Plus	22,276,057	95,169,619	22,383,622	87,607,575

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Intermediate Duration	$3,489,665,087	$355,163,028	$(174,002,417)	$181,160,611
Short Duration Plus	243,367,172	3,172,354	(1,538,625)	1,633,729

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended September 30, 2020, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of

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open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2020, the Intermediate Duration Portfolio held forward currency exchange contracts for hedging and non-hedging purposes. During the year ended September 30, 2020, the Short Duration Plus Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between

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the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Fixed-Income Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Intermediate Duration Portfolio held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the

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notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

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During the year ended September 30, 2020, the Intermediate Duration Portfolio held total return swaps for hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2020, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$830,414	*	Receivable/Payable for variation margin on futures	$1,704,182	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	632,588	*	Receivable/Payable for variation margin on centrally cleared swaps	120,691	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,220,477	*	Receivable/Payable for variation margin on centrally cleared swaps	3,667,380	*

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Intermediate Duration Portfolio
	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,311,981	Unrealized depreciation on forward currency exchange contracts	$2,370,296

Credit contracts	Market value on credit default swaps	26,267,564	Market value on credit default swaps	44,657,432

Total		$34,263,024		$52,519,981

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$35,056,577	$3,508,498

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(4,423,193)	2,483,947

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	4,424,802	277,975

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(5,053,883)	(20,382,797)

Total		$30,004,303	$(14,112,377)

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Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/ Payable for variation margin on futures	$18,575	*	Receivable/ Payable for variation margin on futures	$17	*

Credit contracts				Receivable/ Payable for variation margin on centrally cleared swaps	10,918	*

Credit contracts	Market value on credit default swaps	1,371,266		Market value on credit default swaps	2,416,710

Total		$1,389,841			$2,427,645

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$1,413,394	$159,373

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(130,329)	(22,508)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	167,630	(1,208,906)

Total		$1,450,695	$(1,072,041)

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2020:

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$948,152,321
Average notional amount of sale contracts	$137,253,713
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$82,675,719	(a)
Average principal amount of sale contracts	$238,701,006
Centrally Cleared Interest Rate Swaps:
Average notional amount	$460,014,984
Credit Default Swaps:
Average notional amount of buy contracts	$64,156,462
Average notional amount of sale contracts	$159,655,923
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$77,180,164	(b)
Average notional amount of sale contracts	$100,739,425	(c)
Total Return Swaps:
Average notional amount	$43,860,000	(d)

(a)	Positions were open for eleven months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for seven months during the year.

(d)	Positions were open for one month during the year.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$101,723,161
Average notional amount of sale contracts	$1,309,617
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$3,543,894	(a)
Average principal amount of sale contracts	$6,424,798	(b)
Credit Default Swaps:
Average notional amount of buy contracts	$2,978,231
Average notional amount of sale contracts	$7,907,538
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$2,221,000	(c)

(a)	Positions were open for two months during the year.

(b)	Positions were open for eight months during the year.

(c)	Positions were open for four months during the year.

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For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$512,837	$	– 0	–	$	– 0	–	$	– 0	–	$512,837
Barclays Bank PLC	237,047		(109,710)			– 0	–		– 0	–	127,337
BNP Paribas SA	66,753		– 0	–		– 0	–		– 0	–	66,753
Citibank, NA	13,580		(13,580)			– 0	–		– 0	–	– 0	–
Citigroup Global Markets, Inc.	22,745,313		(20,649,828)			(2,066,000)			– 0	–	29,485
Goldman Sachs Bank USA/Goldman Sachs International	3,415,011		(3,415,011)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	669,885		(669,885)			– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,755,423		(1,302,807)			(452,616)			– 0	–	– 0	–
Standard Chartered Bank	1,084,497		(646,949)			– 0	–		– 0	–	437,548
State Street Bank & Trust Co.	50,226		(50,226)			– 0	–		– 0	–	– 0	–
UBS AG	28,973		(28,973)			– 0	–		– 0	–	– 0	–

Total	$30,579,545		$(26,886,969)			$(2,518,616)		$	– 0	–	$1,173,960	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$109,710	$(109,710)		$	– 0	–	$	– 0	–	$	– 0	–
Citibank, NA	142,970	(13,580)			– 0	–		– 0	–		129,390
Citigroup Global Markets, Inc.	20,649,828	(20,649,828)			– 0	–		– 0	–		– 0	–
Credit Suisse International	8,163,080	– 0	–		– 0	–		(8,163,080)			– 0	–
Deutsche Bank AG	7,289,556	– 0	–		(690,000)			(6,599,556)			– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	5,807,440	(3,415,011)			– 0	–		(2,392,429)			– 0	–
HSBC Bank USA	218,406	– 0	–		– 0	–		– 0	–		218,406
JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,533,576	(669,885)			– 0	–		(1,863,691)			– 0	–
Morgan Stanley & Co. International PLC/Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,302,807	(1,302,807)			– 0	–		– 0	–		– 0	–
Natwest Markets PLC	5,286	– 0	–		– 0	–		– 0	–		5,286
Standard Chartered Bank	646,949	(646,949)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	82,056	(50,226)			– 0	–		– 0	–		31,830
UBS AG	76,064	(28,973)			– 0	–		– 0	–		47,091

Total	$47,027,728	$(26,886,969)			$(690,000)			$(19,018,756)			$432,003	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivative Assets
Citigroup Global Markets, Inc.	$1,139,965	$(541,767)		$(538,000)		$	– 0	–	$60,198
Goldman Sachs International	75,968	(75,968)		– 0	–		– 0	–	– 0	–
JPMorgan Securities, LLC	33,625	(33,625)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co. International PLC	121,708	– 0	–	– 0	–		– 0	–	121,708

Total	$1,371,266	$(651,360)		$(538,000)		$	– 0	–	$181,906	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*		Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$541,767	$(541,767)		$ – 0	–	$	– 0	–	$ – 0	–
Credit Suisse International	1,187,260	– 0	–	– 0	–		(1,122,944)		64,316
Deutsche Bank AG	314,824	– 0	–	(250,000)			– 0	–	64,824
Goldman Sachs International	179,095	(75,968)		– 0	–		– 0	–	103,127
JPMorgan Securities, LLC	193,764	(33,625)		– 0	–		– 0	–	160,139

Total	$2,416,710	$(651,360)		$(250,000)			$(1,122,944)		$392,406	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios

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may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2020, the Intermediate Duration Portfolio earned drop income of $188,306 which is included in interest income in the accompanying statement of operations.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Intermediate Duration	2020	2019
Distributions paid from:
Ordinary income	$95,999,272	$106,879,355

Total distributions paid	$95,999,272	$106,879,355

Short Duration Plus	2020	2019
Distributions paid from:
Ordinary income	$3,827,152	$4,908,029

Total distributions paid	$3,827,152	$4,908,029

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As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$17,636,469	$45,447,186	$(3,974,647)	$180,590,365	$239,699,373
Short Duration Plus	32,452	0	(10,428,126)	1,631,606	(8,764,068)

(a)

As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020, Intermediate Duration Portfolio and Short Duration Plus Portfolio utilized capital loss carryforwards of $3,197,056 and $2,376,325 respectively, to offset current year net realized gains. As of September 30, 2020, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $3,974,647 and $113,309, respectively, in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, interest on defaulted securities, and dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount			Long-Term Amount
Intermediate Duration	$	– 0	–	$	– 0	–
Short Duration Plus		3,066,216			7,248,601

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

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Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with

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investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust.

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Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

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Illiquid Investments Risk—Illiquid Investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid Investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

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The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market

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NOTES TO FINANCIAL STATEMENTS (continued)

volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize

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NOTES TO FINANCIAL STATEMENTS (continued)

LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended September 30, 2020 and September 30, 2019, were as follows:

	Intermediate Duration Portfolio
	Shares				Amount
	Year Ended 9/30/20		Year Ended 9/30/19		Year Ended 9/30/20			Year Ended 9/30/19

Intermediate Duration Class Shares
Shares sold	45,936,902		29,044,636			$630,770,763		$379,402,425

Shares issued to shareholders on reinvestment of dividends and distributions	5,362,105		6,243,192			73,165,522		81,451,447
Shares redeemed	(39,842,447)		(40,968,709)			(542,623,931)		(532,057,461)

Net increase (decrease)	11,456,560		(5,680,881)			$161,312,354		$(71,203,589)

Class A Shares(a)
Shares sold	51,389		750			$711,682		$10,022
Shares issued to shareholders on reinvestment of dividends and distributions	131		– 0	–		1,811		– 0	–
Shares redeemed	(2,905)		– 0	–		(40,307)		– 0	–

Net increase	48,615		750			$673,186		$10,022

Advisor Class Shares(a)
Shares sold	– 0	–	750		$	– 0	–	$10,021

Net increase	– 0	–	750		$	– 0	–	$10,021

Class Z Shares(a)
Shares sold	– 0	–	750		$	– 0	–	$10,021

Net increase	– 0	–	750		$	– 0	–	$10,021

(a)	Commenced distribution on July 23, 2019.

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NOTES TO FINANCIAL STATEMENTS (continued)

Short Duration Plus Portfolio
Shares	Amount
Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Short Duration Plus Class Shares
Shares sold	7,860,805	8,624,294	$92,402,116	$100,019,774

Shares issued to shareholders on reinvestment of dividends	255,694	322,262	3,005,897	3,753,167

Shares redeemed	(8,538,329)	(5,772,283)	(100,401,349)	(66,998,281)

Net increase (decrease)	(421,830)	3,174,273	$(4,993,336)	$36,774,660

Class A Shares
Shares sold	864,056	1,300,182	$10,214,178	$15,174,427

Shares issued to shareholders on reinvestment of dividends	13,543	29,231	159,270	340,712

Shares converted from Class B	632	352	7,412	4,084

Shares converted from Class C	55,302	43,405	652,856	507,082

Shares redeemed	(1,159,807)	(1,816,405)	(13,642,768)	(21,155,858)

Net decrease	(226,274)	(443,235)	$(2,609,052)	$(5,129,553)

Class B Shares
Shares sold	90	68	$1,050	$785

Shares issued to shareholders on reinvestment of dividends	0	(a)	8	4	103

Shares converted to Class A	(633)	(353)	(7,412)	(4,084)

Shares redeemed	– 0	–	(196)	– 0	–	(2,296)

Net decrease	(543)	(473)	$(6,358)	$(5,492)

Class C Shares
Shares sold	215,651	115,870	$2,539,018	$1,342,132

Shares issued to shareholders on reinvestment of dividends	1,182	2,695	13,870	31,310

Shares converted to Class A	(55,436)	(43,497)	(652,856)	(507,082)

Shares redeemed	(105,045)	(136,941)	(1,236,126)	(1,584,769)

Net increase (decrease)	56,352	(61,873)	$663,906	$(718,409)

(a)	Amount is less than one share.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.

Subsequent Events

Effective November 13, 2020, the Adviser intends to voluntarily waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	Class A
	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.15	.04

Net realized and unrealized gain on investment and foreign currency transactions	.52	.18

Total from investment operations	.67	.22

Less: Dividends

Dividends from net investment income	(.19)	(.03)

Total dividends and distributions	(.19)	(.03)

Net asset value, end of period	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(c)	5.08%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$693	$10

Average net assets (000 omitted)	$170	$10

Ratio to average net assets of:

Expenses	1.82%	2.00	%(d)

Net investment income	1.11%	1.34	%(d)

Portfolio turnover rate(e)	72%	62%

See footnote summary on page 132.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	Advisor Class
	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.20	.04

Net realized and unrealized gain on investment and foreign currency transactions	.51	.19

Total from investment operations	.71	.23

Less: Dividends

Dividends from net investment income	(.23)	(.04)

Net asset value, end of period	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(c)	5.28%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$11	$10

Average net assets (000 omitted)	$10	$10

Ratio to average net assets of:

Expenses	1.64%	1.75	%(d)

Net investment income	1.47%	1.64	%(d)

Portfolio turnover rate(e)	72%	62%

See footnote summary on page 132.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Intermediate Duration Portfolio
	Class Z
	Year Ended September 30, 2020	July 23, 2019(a) to September 30, 2019

Net asset value, beginning of period	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.31	.07

Net realized and unrealized gain on investment and foreign currency transactions	.51	.18

Total from investment operations	.82	.25

Less: Dividends

Dividends from net investment income	(.34)	(.06)

Total dividends and distributions	(.34)	(.06)

Net asset value, end of period	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(c)	6.16%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$10	$10

Average net assets (000 omitted)	$10	$10

Ratio to average net assets of:

Expenses	.82%	.77	%(d)

Net investment income	2.30%	2.62	%(d)

Portfolio turnover rate(e)	72%	62%

See footnote summary on page 132.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class A
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.74	$ 11.54	$ 11.69	$ 11.76	$ 11.75

Income From Investment Operations

Net investment income(b)	.11	.18	.11	(f)	.03	.05	(g)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.07	.22	(.14)	(.04)	.02

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–

Total from investment operations	.18	.40	(.03)	(.01)	.07

Less: Dividends

Dividends from net investment income	(.13)	(.20)	(.12)	(.06)	(.06)

Net asset value, end of period	$ 11.79	$ 11.74	$ 11.54	$ 11.69	$ 11.76

Total Return

Total investment return based on net asset value(c)(i)	1.53%	3.44%	(.24)%	(.10)%	.64	%(g)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$17,874	$20,462	$25,222	$27,583	$25,615

Average net assets (000 omitted)	$17,732	$23,973	$23,170	$24,693	$32,219

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.07%	.97%	1.01%	1.13%	.95%

Expenses, before waivers/reimbursements	1.07%	.97%	1.01%	1.13%	.95%

Net investment income	.97%	1.50%	.93	%(f)	.30%	.41	%(g)

Portfolio turnover rate	50%	39%	85%	64%	76%

See footnote summary on page 132.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class C
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 11.72	$ 11.52	$ 11.67	$ 11.73	$ 11.72

Income From Investment Operations

Net investment income(b)(f)	.09	.15	.08	.01	.02	(g)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.05	.22	(.14)	(.03)	.03

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(h)	– 0	–

Total from investment operations	.14	.37	(.06)	(.02)	.05

Less: Dividends

Dividends from net investment income	(.10)	(.17)	(.09)	(.04)	(.04)

Net asset value, end of period	$ 11.76	$ 11.72	$ 11.52	$ 11.67	$ 11.73

Total Return

Total investment return based on net asset value(c)(i)	1.32%	3.24%	(.44)%	(.22)%	.42	%(g)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$2,976	$2,304	$2,976	$5,091	$10,582

Average net assets (000 omitted)	$2,214	$2,573	$3,778	$8,270	$12,845

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.28%	1.18%	1.22%	1.31%	1.19%

Expenses, before waivers/reimbursements	1.83%	1.73%	1.77%	1.86%	1.74%

Net investment income(f)	.74%	1.29%	.67%	.09%	.18	%(g)

Portfolio turnover rate	50%	39%	85%	64%	76%

See footnote summary on page 132.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The portfolio accounts for dollar roll transactions as purchases and sales.

(f)	Net of expenses waived by the Adviser.

(g)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Net Investment Income Per Share	Net Investment Income Ratio	Total Return
$0.004	0.03%	0.03%

(h)	Amount is less than $.005

(i)

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended September 30, 2017 and September 30, 2016 by .11% and .05%, respectively.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and AB Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

abfunds.com	AB BOND FUNDS | 133

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2020 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2020. For foreign shareholders, the following percentage of dividends paid by each portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
SHORT DURATION PLUS	97.91%
INTERMEDIATE DURATION	77.02%

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

abfunds.com	AB BOND FUNDS | 135

BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Shawn E. Keegan, Vice President(3) Douglas J. Peebles, Vice President(3),^ Janaki Rao, Vice President(3) Dimitri Silva, Vice President(3) Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter, Keegan, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter, Keegan, Peebles, Rao and Silva are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

†	For the AB Short Duration Portfolio, Classes A and C shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed

DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of The Board 69 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

R. Jay Gerken,# 69 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

William Kristol,# 67 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 58 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 71 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA- Bank, FSB

*	The address for the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Beata D. Kirr, 46	President	See biography above.

Michael Canter, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Shawn E. Keegan, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Douglas J. Peebles^, 55	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Janaki Rao, 50	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Dimitri Silva, 38	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

^	Mr. Peebles is expected to retire from the Adviser effective December 30, 2020.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

152 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0151-0920

SEP    09.30.20

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We are pleased to provide this report for AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 18, 2020

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2020.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of Intermediate California Municipal Portfolio, California state taxes and, in the case of Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	4.26%	2.39%

Class C Shares	3.87%	1.62%

Advisor Class Shares[1]	4.39%	2.65%

Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%

Lipper California Intermediate Municipal Debt Funds Average	3.72%	2.69%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	4.07%	2.78%

Class C Shares	3.75%	2.07%

Advisor Class Shares[1]	4.20%	3.11%

Class Z Shares[1]	4.22%	3.08%

Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%

Lipper Intermediate Municipal Debt Funds Average	4.04%	3.08%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	3.01%	1.03%

Class C Shares	2.62%	0.27%

Advisor Class Shares[1]	3.22%	1.28%

Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%

Lipper New York Intermediate Municipal Debt Funds Average	2.48%	1.68%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2020. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees and fund expenses.

During the 12-month period, all share classes of the Intermediate California Municipal Portfolio underperformed the benchmark and the Lipper Average, before sales charges; for the six-month period, all share classes except Class C outperformed the benchmark, while all share classes outperformed the Lipper Average. During the 12-month period, all share classes of the Intermediate Diversified Municipal Portfolio underperformed the benchmark, before sales charges, and Class A and Class C underperformed the Lipper Average, while Advisor Class shares outperformed and Class Z performed in-line; for the six-month period, all share classes except Class C outperformed the benchmark and the Lipper Average. All share classes of the Intermediate New York Municipal Portfolio underperformed the benchmark for both periods, before sales charges; all share classes underperformed the Lipper Average for the 12-month period and outperformed for the six-month period.

The Portfolios’ underperformance versus the benchmark during the 12-month period is largely attributable to an overweight to credit, which detracted from relative returns during the sell-off in March. For the six-month period, the primary contributor was an overweight to municipal

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credit, as spreads tightened following the dislocation in March. While yield-curve positioning modestly detracted from returns on a relative basis, the Portfolios’ allocation to inflation hedges through the employment of Consumer Price Index swaps contributed, as the economy continued to rebound.

The Portfolios utilized interest rate swaps and inflation swaps for hedging purposes and credit default swaps for investment purposes, which had no material impact on absolute returns for the 12-month period. During the six-month period, credit default swaps had no material impact and inflation swaps added to returns; interest rate swaps detracted for Intermediate New York Municipal and Intermediate Diversified Municipal, and had no material impact for Intermediate California Municipal.

MARKET REVIEW AND INVESTMENT STRATEGY

Municipal performance over the 12-month period ended September 30, 2020 was positive. According to the Federal Reserve Bank of New York, the US economy stopped contracting in early May, and began a steady recovery through the rest of the summer. With respect to monetary policy, the US Federal Reserve (“the Fed”) Board of Governors stated that short-term interest rates were likely to be held at current low levels for the next few years. Consistent with the improving economy and steady monetary policy, municipals regained their footing and continued to perform well following the sharp sell-off in March.

While outflows and a lack of liquidity sparked the sell-off in March, these themes largely abated as investors took comfort in the significant federal support provided to state and local governments. On the monetary side, the Fed established the Municipal Liquidity Facility, which can purchase as much as $500 billion in short-term notes directly from municipalities, helping alleviate near-term liquidity concerns for eligible municipalities. The fiscal side brought issuers additional support in the form of the CARES Act, which included $150 billion to state and local governments, $120 billion to hospitals, $31 billion for education, $25 billion for transportation and $10 billion to airports.

The Portfolios maintained an overweight to credit throughout the reporting period, and the Portfolios’ Senior Investment Management Team (“the Team”) increased this overweight in late March and through April. That said, in recognition of the uncertain path of both the virus and the economy, the Team added this risk cautiously through security selection by favoring issuers with liquidity and limited downside should the economy continue to struggle over the next two years.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant

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that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2020, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.46% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 4.76% and 0.00%, respectively, for the Intermediate Diversified Municipal Portfolio; and 3.12% and 0.32%, respectively, for the Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by national rating agencies (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in fixed-income securities rated BB or B by national rating agencies, which are not investment-grade (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures

(continued on next page)

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contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg Barclays 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value

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DISCLOSURES AND RISKS (continued)

of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no

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DISCLOSURES AND RISKS (continued)

longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the

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DISCLOSURES AND RISKS (continued)

market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases,

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DISCLOSURES AND RISKS (continued)

derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of

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DISCLOSURES AND RISKS (continued)

municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Class B shares are no longer being offered. Effective November 7, 2019, all outstanding Class B shares were converted to Class A shares. Please see Note A for more information.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.34%	0.60%

1 Year	2.39%	-0.70%

5 Years	2.10%	1.48%

10 Years	2.08%	1.77%

CLASS C SHARES			-0.39%	-0.69%

1 Year	1.62%	0.62%

5 Years	1.34%	1.34%

10 Years	1.34%	1.34%

ADVISOR CLASS SHARES[3]			0.60%	1.06%

1 Year	2.65%	2.65%

Since Inception[4]	1.98%	1.98%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.49% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.70%

5 Years	1.48%

10 Years	1.77%

CLASS C SHARES

1 Year	0.62%

5 Years	1.34%

10 Years	1.34%

ADVISOR CLASS SHARES[1]

1 Year	2.65%

Since Inception[2]	1.98%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.60%	0.92%

1 Year	2.78%	-0.30%

5 Years	2.23%	1.61%

10 Years	2.17%	1.86%

CLASS C SHARES			-0.12%	-0.18%

1 Year	2.07%	1.07%

5 Years	1.47%	1.47%

10 Years	1.43%	1.43%

ADVISOR CLASS SHARES[3]			0.87%	1.34%

1 Year	3.11%	3.11%

5 Years	2.48%	2.48%

Since Inception[4]	2.63%	2.63%

CLASS Z SHARES[3]			0.92%	1.42%

1 Year	3.08%	3.08%

Since Inception[4]	4.12%	4.12%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.66%, 1.43%, 0.43% and 0.38% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

18 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.30%

5 Years	1.61%

10 Years	1.86%

CLASS C SHARES

1 Year	1.07%

5 Years	1.47%

10 Years	1.43%

ADVISOR CLASS SHARES[1]

1 Year	3.11%

5 Years	2.48%

Since Inception[2]	2.63%

CLASS Z SHARES[1]

1 Year	3.08%

Since Inception[2]	4.12%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 19

HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2010 TO 9/30/2020

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2010 to 9/30/2020) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

20 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2020 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			0.76%	1.28%

1 Year	1.03%	-2.01%

5 Years	1.93%	1.30%

10 Years	1.97%	1.66%

CLASS C SHARES			0.03%	0.05%

1 Year	0.27%	-0.72%

5 Years	1.16%	1.16%

10 Years	1.23%	1.23%

ADVISOR CLASS SHARES[3]			1.03%	1.74%

1 Year	1.28%	1.28%

Since Inception[4]	1.70%	1.70%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.74%, 1.49% and 0.49% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2020.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

4	Inception date: 7/25/2016.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 21

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2020 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-2.01%

5 Years	1.30%

10 Years	1.66%

CLASS C SHARES

1 Year	-0.72%

5 Years	1.16%

10 Years	1.23%

ADVISOR CLASS SHARES[1]

1 Year	1.28%

Since Inception[2]	1.70%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

22 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 23

EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,042.60	$3.78	0.74%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%
Class C
Actual	$1,000	$1,038.70	$7.59	1.49%
Hypothetical**	$1,000	$1,017.55	$7.52	1.49%
Advisor Class
Actual	$1,000	$1,043.90	$2.50	0.49%
Hypothetical**	$1,000	$1,022.55	$2.48	0.49%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,040.70	$3.47	0.68%
Hypothetical**	$1,000	$1,021.60	$3.44	0.68%
Class C
Actual	$1,000	$1,037.50	$7.28	1.43%
Hypothetical**	$1,000	$1,017.85	$7.21	1.43%
Advisor Class
Actual	$1,000	$1,042.00	$2.20	0.43%
Hypothetical**	$1,000	$1,022.85	$2.17	0.43%
Class Z
Actual	$1,000	$1,042.20	$1.99	0.39%
Hypothetical**	$1,000	$1,023.05	$1.97	0.39%

New York Municipal Portfolio

	Beginning Account Value April 1, 2020	Ending Account Value September 30, 2020	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,030.10	$3.65	0.72%
Hypothetical**	$1,000	$1,021.40	$3.64	0.72%
Class C
Actual	$1,000	$1,026.20	$7.45	1.47%
Hypothetical**	$1,000	$1,017.65	$7.41	1.47%
Advisor Class
Actual	$1,000	$1,032.20	$2.39	0.47%
Hypothetical**	$1,000	$1,022.65	$2.38	0.47%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

24 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,392.8

1

All data are as of September 30, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 12 different states and American Samoa.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 25

PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6,228.6

1

All data are as of September 30, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.3% in 32 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

26 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2020 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,788.1

1

All data are as of September 30, 2020. The Portfolio’s quality rating breakdown and state breakdown are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-credit worthy investments; such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 11 different states, American Samoa and District of Columbia.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 27

PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 100.7%
Long-Term Municipal Bonds – 97.9%
California – 80.8%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2022	$1,000	$1,072,660
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	3,850	4,010,891
Anaheim Public Financing Authority (City of Anaheim CA Lease) Series 2014A 5.00%, 05/01/2021-05/01/2024	4,050	4,331,627
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,727,498
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,235	13,127,910
Series 2013S 5.00%, 04/01/2038 (Pre-refunded/ETM)	2,845	3,189,558
Bay Area Water Supply & Conservation Agency Series 2013A 5.00%, 10/01/2025	4,710	5,278,732
California County Tobacco Securitization Agency Series 2020A 4.00%, 06/01/2037-06/01/2038	1,510	1,754,489
5.00%, 06/01/2027-06/01/2032	2,700	3,481,559
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,827,550
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027-11/15/2029	19,500	23,692,860
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017A 5.00%, 08/15/2032	1,215	1,447,782
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2027-11/01/2032	18,755	22,401,890

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2023-11/15/2029	$11,365	$13,700,007
California Housing Finance Series 20192 4.00%, 03/20/2033	11,415	12,625,435
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(a)	6,000	6,000,000
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	10,650	10,987,498
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,951,750
Series 2018 5.00%, 10/01/2032	13,965	18,139,138
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,753,158
Series 2016B 5.00%, 07/01/2023	12,760	13,881,604
California Municipal Finance Authority (Emerson College) Series 2017B 5.00%, 01/01/2030	1,000	1,186,960
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 12/31/2023-12/31/2031	15,730	18,833,871
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	13,440	13,262,995
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2024-07/01/2029(a)	4,735	5,551,420
Series 2012 5.00%, 07/01/2027(a)	3,825	4,037,899

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 29

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	$1,450	$1,516,700
Series 2016A 5.00%, 06/01/2031(a)	1,000	1,073,780
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	1,545	1,632,663
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	11,220	13,131,551
Series 2014B 5.00%, 10/01/2029	4,445	5,228,876
Series 2017H 5.00%, 04/01/2030-04/01/2032	5,270	6,593,423
Series 2020B 5.00%, 03/01/2028	2,385	3,107,106
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)	5,500	5,801,510
Series 2012A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	12,021,142
Series 2014A 5.00%, 11/01/2028	16,650	19,731,249
Series 2017A 5.00%, 11/01/2033	5,620	7,033,655
Series 2018A 5.00%, 11/01/2030	2,330	3,078,000
Series 2019A 5.00%, 11/01/2028-11/01/2030	5,140	6,921,976
Series 2020A 5.00%, 11/01/2029-11/01/2031	2,000	2,716,990
Series 2020D 1.49%, 11/01/2028	1,500	1,501,995
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017A 5.00%, 05/15/2029	1,210	1,403,068
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020A 5.00%, 04/01/2027-04/01/2028	1,255	1,587,535

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019P 5.00%, 04/01/2045	$540	$714,906
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2039(a)	675	696,998
California Statewide Communities Development Authority (Loma Linda University Medical Center) 5.25%, 12/01/2034	4,500	4,924,980
Series 2018A 5.00%, 12/01/2027-12/01/2033(a)	1,250	1,435,890
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024-07/01/2029(a)	1,065	1,069,399
City & County of San Francisco CA Series 2018C 5.00%, 06/15/2023-06/15/2025	7,330	8,495,991
Series 2018E 5.00%, 06/15/2023	1,490	1,685,324
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2021-09/01/2024	7,405	8,107,353
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2020-11/01/2023	9,255	9,877,659
City of Los Angeles CA Wastewater System Revenue Series 2012C 5.00%, 06/01/2023	2,765	2,987,887
City of Los Angeles Department of Airports 4.00%, 05/15/2044	4,205	4,665,111
5.00%, 05/15/2030-05/15/2035	9,210	11,631,435
Series 2017A 5.00%, 05/15/2028-05/15/2029	4,015	4,913,535
Series 2018C 5.00%, 05/15/2025-05/15/2028	5,145	6,261,931
City of Riverside CA Sewer Revenue Series 2015A 5.00%, 08/01/2030	3,320	4,002,957
Series 2018A 5.00%, 08/01/2031	2,785	3,601,534

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Riverside CA Sewer Revenue (Fiddyment Ranch Community Facilities District No.1) Series 2015A 5.00%, 08/01/2027	$2,000	$2,417,780
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2028-09/01/2030	2,305	2,786,649
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	1,170	1,352,766
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2025 (Pre-refunded/ETM)	11,320	11,916,338
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2025	3,600	4,096,332
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2015A 5.00%, 03/01/2022	3,000	3,204,990
Series 2017A 5.00%, 03/01/2030	1,250	1,557,288
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	4,430	5,201,529
Cotati-Rohnert Park Unified School District AGM Series 2015B 5.00%, 08/01/2021	3,000	3,120,450
County of San Diego CA (Sanford Burnham Prebys Medical Discovery Institute) Series 2015A 5.00%, 11/01/2021	1,725	1,812,785
Desert Sands Unified School District Series 2015 5.00%, 08/01/2021	1,680	1,748,326

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fontana Redevelopment Agency Successor Agency Series 2017A 5.00%, 10/01/2031	$1,750	$2,114,403
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,168,060
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	7,605	7,709,341
5.00%, 06/01/2030	8,510	10,547,379
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2021-09/01/2023	1,560	1,664,323
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,235,628
Long Beach Unified School District Series 2010A 5.00%, 08/01/2025	1,000	1,003,930
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2010A 5.00%, 07/01/2021	2,000	2,007,740
Los Angeles Department of Water Series 2012C 5.00%, 07/01/2023	1,540	1,670,607
Series 2018A 5.00%, 07/01/2031	1,345	1,736,731
Los Angeles Department of Water & Power Power System Revenue Series 2011A 5.00%, 07/01/2021	3,810	3,947,350
Series 2013A 5.00%, 07/01/2021-07/01/2023	4,005	4,328,330
Series 2013B 4.00%, 07/01/2021	2,480	2,550,903
Series 2014B 5.00%, 07/01/2026-07/01/2027	3,790	4,365,220
Series 2014C 5.00%, 07/01/2025-07/01/2026	21,670	25,483,150
Series 2015E 5.00%, 07/01/2025	820	964,837
Series 2018B 5.00%, 01/01/2022	1,050	1,108,937

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019B 5.00%, 07/01/2023	$14,750	$16,684,462
Series 2019C 5.00%, 07/01/2038	6,215	8,055,324
Los Angeles Unified School District/CA Series 2014B 5.00%, 07/01/2021	5,470	5,668,014
Series 2014C 5.00%, 07/01/2027	10,365	12,111,088
Series 2015A 5.00%, 07/01/2021	1,140	1,181,268
Series 2016A 5.00%, 07/01/2021-07/01/2027	21,945	26,015,895
Series 2017A 5.00%, 07/01/2024	1,470	1,729,646
Series 2018B 5.00%, 07/01/2029	9,020	11,535,317
Series 2019A 5.00%, 07/01/2026	10,000	12,490,300
Series 2020R 5.00%, 07/01/2032	3,945	5,252,097
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2021-08/01/2022	2,100	2,088,803
Metropolitan Water District of Southern California Series 1993A 5.75%, 07/01/2021 (Pre-refunded/ETM)	710	740,012
5.75%, 07/01/2021	165	171,948
Series 2020C 5.00%, 07/01/2039-07/01/2040	3,945	5,235,809
Middle Fork Project Finance Authority 5.00%, 04/01/2033-04/01/2035	3,900	4,688,054
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022-08/01/2023	4,950	5,480,639
Newport Mesa Unified School District 5.00%, 08/01/2021-08/01/2024	4,890	5,384,241
Northern California Power Agency Series 2012A 5.00%, 07/01/2025-07/01/2027	3,980	4,288,000
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2023	1,575	1,770,536

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 5.00%, 08/01/2030	$1,420	$1,719,819
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017A 5.00%, 10/01/2024	1,000	1,178,960
Peralta Community College District Series 2014A 5.00%, 08/01/2028	1,820	2,132,221
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016A 5.00%, 09/01/2027	2,785	3,427,722
Port of Los Angeles Series 2011B 5.00%, 08/01/2023	2,500	2,595,425
Series 2014A 5.00%, 08/01/2026-08/01/2027	2,565	2,964,927
Port of Oakland Series 2012P 5.00%, 05/01/2022-05/01/2025	16,945	18,156,555
Riverside County Public Financing Authority (County of Riverside CA Lease) Series 2015 5.00%, 11/01/2028	3,395	4,149,233
Romoland School District Series 2015 5.00%, 09/01/2023	955	1,061,979
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	380	381,554
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2024	4,945	5,093,301
Sacramento County Sanitation Districts Financing Authority AMBAC Series 2001 5.50%, 12/01/2021	1,175	1,248,931
Sacramento Municipal Utility District Series 2012Y 5.00%, 08/15/2025	4,555	4,960,076
Sacramento Regional Transit District Series 2012 5.00%, 03/01/2024	630	631,002
San Bernardino Community College District Series 2013A 5.00%, 08/01/2021	1,000	1,040,670

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027	$3,200	$3,279,968
San Diego County Regional Airport Authority 5.00%, 07/01/2031-07/01/2035	9,715	12,626,151
San Diego County Water Authority Series 2015 5.00%, 05/01/2021	1,000	1,028,370
Series 2021A 5.00%, 05/01/2022-05/01/2030(b)	19,400	22,458,426
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue)
Series 2015 5.00%, 05/15/2022	4,785	5,161,867
San Diego Unified School District/CA Series 2019A 5.00%, 07/01/2021	8,525	8,834,287
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013B 5.00%, 10/01/2025	4,000	4,377,360
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013A 5.00%, 08/01/2022-08/01/2024	2,500	2,685,700
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016B 5.00%, 08/01/2026	1,070	1,333,926
San Francisco Intl Airport Series 2011C 5.00%, 05/01/2021 (Pre-refunded/ETM)	3,900	4,007,172
Series 2011S 5.00%, 05/01/2025	2,145	2,199,740
5.00%, 05/01/2025 (Pre-refunded/ETM)	855	879,487
Series 2019A 5.00%, 05/01/2034	11,015	13,555,940
Series 2019E 5.00%, 05/01/2034-05/01/2036	10,110	12,390,114

36 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019H 5.00%, 05/01/2027	$5,500	$6,810,650
San Joaquin Delta Community College District Series 2015A 5.00%, 08/01/2022	1,385	1,508,819
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019A 5.00%, 07/15/2022-07/15/2026	20,760	24,366,930
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029-09/01/2030	2,365	2,761,620
South Placer Wastewater Authority/CA Series 2011C 5.00%, 11/01/2020	1,675	1,681,583
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014A 5.00%, 07/01/2030	1,030	1,203,092
Southwestern Community College District Series 2015 5.00%, 08/01/2022-08/01/2025	13,640	15,905,685
State of California 5.00%, 11/01/2028-04/01/2037	59,365	78,865,765
Series 2011 5.00%, 09/01/2021	1,175	1,227,358
Series 2013 5.00%, 10/01/2020-09/01/2028	22,890	24,069,614
Series 2014 5.00%, 12/01/2022-05/01/2029	18,665	20,999,430
Series 2015 5.00%, 03/01/2021	17,455	17,807,416
Series 2015B 5.00%, 09/01/2024	3,330	3,938,524
Series 2017 5.00%, 08/01/2024	5,540	6,532,048
Series 2018 5.00%, 10/01/2022	5,000	5,481,300
Series 2018C 5.00%, 08/01/2027	6,060	7,810,916
AGM 5.25%, 08/01/2032	1,820	2,568,602

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of California Department of Water Resources Series 2011A 5.00%, 12/01/2020	$1,745	$1,758,943
5.00%, 12/01/2020 (Pre-refunded/ETM)	50	50,406
Series 2014A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,691,099
Series 2020B 5.00%, 12/01/2026	3,625	4,650,150
Stockton Public Financing Authority (City of Stockton CA Wastewater Revenue Lease) 1.40%, 06/01/2022	7,665	7,698,956
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	9,419,027
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,758,664
BAM Series 2014 5.00%, 08/01/2028-08/01/2029	7,980	9,138,018
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) 5.00%, 10/01/2031-10/01/2038	4,650	5,924,122
Turlock Irrigation District 5.00%, 01/01/2022-01/01/2036(b)	15,525	19,483,080
University of California Series 2009Q 5.25%, 05/15/2022	155	155,643
Series 2012G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,986,120
5.00%, 05/15/2025	5,375	5,791,294
Series 2013A 5.00%, 05/15/2021-05/15/2048	14,785	15,682,484
Series 2014A 5.00%, 05/15/2028	1,000	1,168,560
Series 2015A 5.00%, 05/15/2024	2,280	2,677,837
Series 2015I 5.00%, 05/15/2021	2,935	3,024,224
Series 2017A 5.00%, 05/15/2028-05/15/2031	6,465	8,238,157

38 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017M 5.00%, 05/15/2031	$4,000	$5,046,280
Series 2018O 4.00%, 05/15/2025	8,320	9,739,475
Series 2020B 5.00%, 05/15/2038	865	1,134,595
Vacaville Unified School District BAM Series 2015C 5.00%, 08/01/2022	1,000	1,089,400

		1,126,211,174

Alabama – 3.4%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	16,575	18,249,738
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	24,615	27,258,159
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,380	2,558,690

		48,066,587

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	735	889,137

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	1,700	1,695,257

Colorado – 0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,014,430
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	4,750	5,925,625

		8,940,055

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 39

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut – 0.7%
State of Connecticut Series 2018B 5.00%, 04/15/2026-04/15/2028	$5,755	$7,152,836
Series 2018D 5.00%, 04/15/2027	2,280	2,877,702

		10,030,538

Florida – 0.2%
Capital Trust Agency, Inc. (Franklin Academy-Cooper City Campus) 5.00%, 12/15/2026(a)	100	110,827
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2033	175	122,045
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	955	666,111
Miami-Dade County Expressway Authority Series 2013A 5.00%, 07/01/2021	1,280	1,317,709
New River Community Development District Series 2006B 5.00%, 05/01/2013(c)(d)(e)(f)	405	– 0	–
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	535	535,572

		2,752,264

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2032-01/01/2036	2,300	2,860,967

Guam – 0.6%
Territory of Guam 5.00%, 11/15/2031	130	136,283
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	1,860	2,098,967
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	5,240	5,804,481

		8,039,731

40 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 4.0%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	$6,000	$6,582,900
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	900	998,413
Metropolitan Pier & Exposition Authority
Series 2012B 5.00%, 12/15/2028	2,185	2,280,266
Series 2017B 5.00%, 12/15/2026	3,250	3,720,145
State of Illinois
Series 2006A 5.00%, 06/01/2021	1,000	1,018,660
Series 2012 5.00%, 08/01/2021	4,950	5,068,255
Series 2013 5.00%, 07/01/2022	405	423,039
Series 2014 5.00%, 02/01/2021	3,365	3,396,833
Series 2016 5.00%, 01/01/2021-11/01/2024	4,935	5,131,793
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,465	14,245,127
Series 2018A 5.00%, 10/01/2023	8,050	8,531,229
Village of Bolingbrook IL (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	3,994,809

		55,391,469

Iowa – 0.4%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	5,275	5,346,160

Kentucky – 0.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	850	1,002,712
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,247,500

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2029	$3,500	$3,982,440
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	5,455	6,022,265

		12,254,917

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	185	202,383
6.10%, 06/01/2038-12/01/2040(a)	625	738,106

		940,489

Massachusetts – 0.1%
Massachusetts Development Finance Agency (UMass Memorial Health Care Obligated Group) Series 2016 5.00%, 07/01/2027	1,055	1,281,076

Michigan – 0.1%
City of Detroit MI 5.00%, 04/01/2031	1,745	1,866,592

Missouri – 0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025-03/01/2027	325	365,474

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(a)	575	571,366
2.75%, 06/15/2028(a)	525	514,600

		1,085,966

New Jersey – 2.5%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	8,070	9,370,544
Series 2018A 5.00%, 06/15/2028-06/15/2029	4,000	4,655,013

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2012A 5.00%, 06/15/2021	$2,870	$2,951,192
Series 2018A 5.00%, 12/15/2034	5,905	6,799,785
Series 2019B 5.00%, 06/15/2030	3,225	3,802,888
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2021-06/01/2028	6,000	6,862,560

		34,441,982

New York – 0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	735	728,635
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	220	234,361

		962,996

Ohio – 0.3%
Buckeye Tobacco Settlement Financing Authority Series 2020A 5.00%, 06/01/2036	1,175	1,505,116
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	920	926,900
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	100	100,750
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,125	1,133,438

		3,666,204

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 43

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028-05/01/2033(a)	$2,250	$2,452,942
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022-07/01/2024	2,815	3,097,242

		5,550,184

Puerto Rico – 0.4%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	740	821,333
AGC Series 2007C 5.50%, 07/01/2031	150	169,119
NATL Series 2005L 5.25%, 07/01/2035	3,675	3,766,287
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,421	1,312,038

		6,068,777

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	5,000	5,528,250

Tennessee – 0.1%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2032	1,000	1,247,500

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	3,205	3,389,640
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	1,530	1,804,559

		5,194,199

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington – 0.2%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031	$2,575	$3,234,303

Wisconsin – 0.7%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	3,695	3,995,336
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	5,335	5,885,199

		9,880,535

Total Long-Term Municipal Bonds (cost $1,305,079,816)		1,363,792,783

Short-Term Municipal Notes – 2.8%
California – 2.8%
City of Los Angeles CA 4.00%, 06/24/2021	13,510	13,885,578
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	23,745	24,420,070

Total Short-Term Municipal Notes (cost $38,276,158)		38,305,648

Total Municipal Obligations (cost $1,343,355,974)		1,402,098,431

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(g)	163	148,788
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(g)	201	212,916
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(g)	241	249,064

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(g)	$217	$223,434
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(g)	250	252,211
Series 2017-HQA1, Class M2 3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(g)	245	251,984
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(g)	541	561,381
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(g)	249	258,774
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(g)	184	184,915
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(g)	268	262,973
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(g)	100	100,668
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(g)	100	102,330
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(g)	131	138,118
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(g)	617	623,583
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(g)	253	251,323
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(g)	246	242,716
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(g)	162	161,611
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(g)	133	138,010

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(g)	$27	$26,836
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(g)	203	210,602
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(g)	176	185,319

Total Collateralized Mortgage Obligations (cost $4,552,852)		4,787,556

GOVERNMENTS-TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,462,568)	2,346	2,741,888

Total Investments – 101.2% (cost $1,350,371,394)		1,409,627,875
Other assets less liabilities – (1.2)%		(16,837,277)

Net Assets – 100.0%		$1,392,790,598

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	15,980	01/15/2028	0.735%	CPI	#	Maturity	$1,344,994	$—	$1,344,994
USD	21,750	01/15/2028	1.230%	CPI	#	Maturity	929,622	—	929,622
USD	5,915	01/15/2030	1.572%	CPI	#	Maturity	150,523	—	150,523
USD	5,915	01/15/2030	1.587%	CPI	#	Maturity	140,738	—	140,738
USD	3,270	01/15/2030	1.714%	CPI	#	Maturity	31,716	—	31,716
USD	3,270	01/15/2030	1.731%	CPI	#	Maturity	25,507	—	25,507

							$2,623,100	$—	$2,623,100

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	6,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$254,305	$—	$254,305
USD	5,688	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	283,707	—	283,707

						$538,012	$—	$538,012

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	121	$(40,363)	$(11,863)	$(28,500)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,399	(466,683)	(180,166)	(286,517)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1	(334)	(123)	(211)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	66	(22,017)	(6,531)	(15,486)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	825	(275,137)	(81,732)	(193,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,242	(414,311)	(119,884)	(294,427)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,076	(358,936)	(100,810)	(258,126)

						$(1,577,781)	$(501,109)	$(1,076,672)

*	Termination date

48 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	22,583	10/15/2020	2.208%	CPI	#	Maturity	$(344,996)	$—	$(344,996)
Barclays Bank PLC	USD	13,259	10/15/2020	2.210%	CPI	#	Maturity	(203,233)	—	(203,233)
Citibank, NA	USD	16,430	10/17/2020	2.220%	CPI	#	Maturity	(248,929)	—	(248,929)

								$(797,158)	$—	$(797,158)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.120%	SIFMA	*	Quarterly/ Quarterly	$(695,629)	$—	$(695,629)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(701,868)	—	(701,868)

								$(1,397,497)	$—	$(1,397,497)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $38,500,370 or 2.8% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(d)	Fair valued by the Adviser.

(e)	Non-income producing security.

(f)	Defaulted matured security.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.5% and 0.0%, respectively.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 49

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.5%
Long-Term Municipal Bonds – 95.2%
Alabama – 2.4%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025	$1,390	$1,641,534
Alabama Public School & College Authority Series 2014B 5.00%, 01/01/2022	3,200	3,389,984
Black Belt Energy Gas District (Morgan Stanley) Series 2019A 4.00%, 12/01/2049	19,925	22,844,809
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	2,675	3,063,571
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	23,915	26,331,372
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018A 4.00%, 06/01/2049	69,310	76,752,508
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	11,780	12,664,442
5.25%, 05/01/2044(a)	2,775	3,060,770

		149,748,990

Alaska – 0.4%
Municipality of Anchorage AK Series 2015B 5.00%, 09/01/2022-09/01/2024	8,810	9,998,117
Series 2015C 5.00%, 09/01/2022-09/01/2024	7,370	8,365,879
State of Alaska Series 2016A 5.00%, 08/01/2024	5,265	6,199,011

		24,563,007

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	$1,920	$2,322,643

Arizona – 1.9%
Arizona Board of Regents (University of Arizona COP) Series 2012C 5.00%, 06/01/2025	2,365	2,533,010
Arizona Department of Transportation State Highway Fund Revenue Series 2011A 5.00%, 07/01/2025 (Pre-refunded/ETM)	6,460	6,694,886
Arizona Health Facilities Authority (HonorHealth) Series 2014A 5.00%, 12/01/2023-12/01/2024	2,770	3,219,916
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 5.00%, 11/01/2034	1,000	1,282,760
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015A 5.00%, 07/01/2023-07/01/2024	16,955	19,348,465
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue Lease) 5.00%, 07/01/2030-07/01/2039	13,225	17,652,490
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020A 5.00%, 07/01/2030-07/01/2038	8,895	11,891,903
Maricopa County Special Health Care District Series 2018C 5.00%, 07/01/2028	6,000	7,686,300
Salt Verde Financial Corp. (Citigroup, Inc.) Series 2007 5.25%, 12/01/2021	1,430	1,501,300
State of Arizona Lottery Revenue 5.00%, 07/01/2021-07/01/2027	30,105	35,424,761

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	$9,215	$9,189,290

		116,425,081

Arkansas – 0.1%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.60%, 11/01/2035	5,505	5,489,971

California – 5.1%
California Housing Finance Series 20192 4.00%, 03/20/2033	10,899	12,054,583
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	365	360,193
California State Public Works Board (California State Public Works Board Lease) Series 2014B 5.00%, 10/01/2028	1,225	1,443,687
City of Los Angeles Department of Airports Series 2018C 5.00%, 05/15/2036	5,840	7,017,052
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2033	5,230	6,809,983
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	10,965	11,115,440
5.00%, 06/01/2032	7,930	9,719,722
Los Angeles Unified School District/CA Series 2020A 5.00%, 07/01/2027(b)	10,000	12,758,300
Series 2020R 5.00%, 07/01/2033	2,780	3,678,357
Metropolitan Water District of Southern California Series 2020A 5.00%, 07/01/2027	7,550	9,843,690
Sacramento City Financing Authority (Sacramento City Financing Authority Lease) Series 1993B 5.40%, 11/01/2020	190	190,777

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco Intl Airport Series 2011C 5.00%, 05/01/2022 (Pre-refunded/ETM)	$5,880	$6,041,582
State of California 5.00%, 11/01/2030-04/01/2036	69,515	91,628,195
Series 2013 5.00%, 11/01/2024-11/01/2025	43,465	49,711,682
Series 2014 5.00%, 05/01/2025-05/01/2026	80,965	94,420,163

		316,793,406

Colorado – 2.6%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	12,180	12,768,903
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2021-11/15/2023	19,685	19,792,646
Series 2012A 5.00%, 11/15/2022-11/15/2024	6,630	7,203,713
Series 2016A 5.00%, 11/15/2023	4,085	4,632,349
Series 2018A 5.00%, 12/01/2025-12/01/2032	71,120	88,186,716
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2035	5,265	6,548,083
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019A 5.00%, 11/01/2027-11/01/2028	5,900	7,513,725
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 01/15/2021	2,800	2,803,024
5.25%, 01/15/2024-07/15/2024	7,745	7,754,914
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	1,000	1,065,600
5.00%, 12/01/2024-12/01/2050	2,030	2,500,341

		160,770,014

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut – 3.4%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2023-11/01/2028	$2,420	$2,772,775
Series 2017B 5.00%, 08/15/2025-08/15/2027	12,195	14,543,203
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	987,706
Series 2017C 5.00%, 08/15/2024-08/15/2028	8,950	10,550,424
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019A 5.00%, 07/01/2032	5,425	6,618,391
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018K-1 5.00%, 07/01/2026-07/01/2029	4,400	4,910,364
State of Connecticut Series 2013A 5.00%, 10/15/2021	3,370	3,537,354
Series 2014A 5.00%, 03/01/2028	6,360	7,237,553
Series 2015B 5.00%, 06/15/2032	7,345	8,578,960
Series 2015F 5.00%, 11/15/2027	1,570	1,891,379
Series 2016A 5.00%, 03/15/2024-03/15/2029	17,305	20,740,371
Series 2016B 5.00%, 05/15/2021	17,090	17,597,573
Series 2016E 5.00%, 10/15/2024-10/15/2025	20,025	23,744,755
Series 2017A 5.00%, 04/15/2022	8,450	9,070,399
Series 2017B 5.00%, 04/15/2028	2,515	3,246,890
Series 2018C 5.00%, 06/15/2026	5,500	6,795,030
Series 2018D 5.00%, 04/15/2026	16,655	20,486,982
Series 2020A 5.00%, 01/15/2040	2,565	3,232,746

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Connecticut Special Tax Revenue 4.00%, 05/01/2036	$1,000	$1,167,770
5.00%, 05/01/2028-05/01/2038	11,780	15,215,496
Series 2012 5.00%, 01/01/2022-01/01/2024	8,575	9,293,997
Town of Stratford CT BAM 5.00%, 01/01/2030-01/01/2033	13,370	16,288,091

		208,508,209

Delaware – 0.1%
Delaware River & Bay Authority Series 2014C 5.00%, 01/01/2026-01/01/2027	5,470	6,189,545
Delaware State Economic Development Authority (Newark Charter School, Inc.) 4.00%, 09/01/2030	575	661,325
5.00%, 09/01/2050	1,000	1,164,850

		8,015,720

District of Columbia – 1.7%
District of Columbia Series 2013A 5.00%, 06/01/2025-06/01/2027	59,115	66,482,696
District of Columbia (District of Columbia Pers Income Tax) Series 2012C 5.00%, 12/01/2026	5,545	6,109,814
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029	1,155	1,461,213
Series 2020A 5.00%, 10/01/2029-10/01/2034	26,400	34,111,299

		108,165,022

Florida – 6.1%
Capital Trust Agency, Inc. (Franklin Academy-Cooper City Campus) 5.00%, 12/15/2030(a)	510	556,986
Central Florida Expressway Authority Series 2019B 5.00%, 07/01/2033	11,335	14,569,896
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	27,105	29,161,185
Series 2015A 5.00%, 06/01/2022	1,795	1,890,332

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	$5,000	$6,098,950
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020A Zero Coupon, 09/01/2034-09/01/2035	1,300	851,988
City of Tampa FL Water & Wastewater System Revenue Series 2011 5.00%, 10/01/2026 (Pre-refunded/ETM)	3,895	4,082,778
County of Broward FL Airport System Revenue Series 2019A 5.00%, 10/01/2031	1,070	1,350,468
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012Q 5.00%, 10/01/2023	5,000	5,415,150
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.50%, 10/01/2023-10/01/2024	13,095	13,571,706
5.625%, 10/01/2025	2,550	2,645,447
County of Miami-Dade FL Series 2015B 5.00%, 07/01/2022	3,715	4,028,583
County of Miami-Dade FL Aviation Revenue Series 2015A 5.00%, 10/01/2022-10/01/2024	4,975	5,559,279
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	4,610	3,218,885
Duval County School Board (Duval County School Board COP) Series 2015B 5.00%, 07/01/2026	4,280	5,129,066

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Department of Environmental Protection Series 2012A 5.00%, 07/01/2022	$10,225	$11,088,092
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)	30,920	30,920,000
Florida Municipal Power Agency Series 2015B 5.00%, 10/01/2024-10/01/2028	3,765	4,503,959
Florida State Board of Education (State of Florida) Series 2014A 5.00%, 06/01/2022	3,545	3,829,380
Series 2017F 5.00%, 06/01/2021	2,775	2,864,077
Greater Orlando Aviation Authority Series 2017A 5.00%, 10/01/2029-10/01/2031	13,335	16,138,423
Series 2019A 5.00%, 10/01/2033	7,975	9,904,392
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,784,362
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	3,016,548
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2021-03/01/2023	5,745	6,069,645
JEA Electric System Revenue Series 2017B 5.00%, 10/01/2030	1,185	1,480,077
JEA Water & Sewer System Revenue Series 2014A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,820,705
5.00%, 10/01/2025	1,495	1,738,386
Series 2017A 5.00%, 10/01/2026	22,290	28,163,861

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Manatee County School District (Manatee County School District COP) Series 2016A 5.00%, 07/01/2028-07/01/2029	$14,010	$17,096,907
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	11,765	11,771,941
North Broward Hospital District Series 2017B 5.00%, 01/01/2028-01/01/2030	8,410	10,187,175
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2022-10/01/2026	19,515	22,124,851
Orange County School Board Series 2014A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	29,644,417
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	25,157,854
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	190	192,111
Series 2010A-2 6.125%, 05/01/2035	420	425,166
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	2,355	2,357,520
Reedy Creek Improvement District Series 2013A 5.00%, 06/01/2021	1,820	1,878,422
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,943,486
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,443,265
State Board of Administration Finance Corp. Series 2020A 1.258%, 07/01/2025	14,015	14,230,130

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

1.705%, 07/01/2027	$9,575	$9,714,891
Tampa Bay Water Series 2011A 5.00%, 10/01/2023	2,050	2,149,241
Tampa Sports Authority (Tampa Sports Authority Sales Tax) Series 2015 5.00%, 01/01/2021	3,490	3,519,665

		379,289,648

Georgia – 2.2%
City of Atlanta GA Department of Aviation Series 2010C 5.50%, 01/01/2021	7,500	7,597,425
5.75%, 01/01/2022	13,000	13,176,930
5.875%, 01/01/2024	2,925	2,965,482
Series 2014A 5.00%, 01/01/2028	12,250	13,895,420
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) 5.00%, 04/01/2026-04/01/2031(b)	2,275	2,790,957
Development Authority of Burke County (The) (Georgia Power Co.) 1.55%, 12/01/2049	13,000	13,159,640
1.70%, 12/01/2049	23,865	24,557,324
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	34,735	37,994,532
Series 2018C 4.00%, 08/01/2048	18,000	19,817,820
Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2035	1,255	1,524,637

		137,480,167

Guam – 0.0%
Territory of Guam 5.00%, 11/15/2031	1,070	1,121,713

Hawaii – 0.3%
City & County of Honolulu HI 5.00%, 03/01/2025	7,865	9,486,527
State of Hawaii Series 2015E 5.00%, 10/01/2023	7,105	8,119,878

		17,606,405

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015A 5.00%, 07/15/2022-07/15/2023	$4,650	$5,075,356

Illinois – 6.6%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	7,580	7,908,593
Series 2017F 5.00%, 12/01/2023	7,000	7,562,800
Series 2018A 4.00%, 12/01/2020-12/01/2022	17,620	18,036,604
5.00%, 12/01/2026	1,000	1,123,920
Series 2018B 4.00%, 12/01/2021	1,145	1,171,850
Chicago O’Hare International Airport Series 2016C 5.00%, 01/01/2027	3,020	3,643,570
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,990,928
County of Du Page IL Series 1993 5.60%, 01/01/2021	1,295	1,312,340
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	4,485	4,982,905
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) 5.00%, 08/15/2029-08/15/2034	7,785	10,321,922
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015A 5.00%, 11/15/2020-11/15/2028	4,745	5,209,640
Illinois Municipal Electric Agency Series 2015A 5.00%, 02/01/2027-02/01/2029	42,820	50,906,479
Illinois State Toll Highway Authority Series 2014A 5.00%, 12/01/2020-12/01/2021	24,020	24,606,323
Series 2014D 5.00%, 01/01/2023	1,165	1,281,791
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2020 (Pre-refunded/ETM)	10,935	11,041,507

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 06/15/2023 (Pre-refunded/ETM)	$565	$609,358
5.00%, 06/15/2023-12/15/2028	13,525	14,134,995
Metropolitan Water Reclamation District of Greater Chicago Series 2015D 5.00%, 12/01/2020	8,320	8,383,315
Railsplitter Tobacco Settlement Authority 5.00%, 06/01/2025	12,450	14,836,914
Series 2017 5.00%, 06/01/2022-06/01/2024	19,240	21,451,195
State of Illinois 5.50%, 05/01/2039	1,500	1,642,530
Series 2012 5.00%, 08/01/2021-08/01/2025	22,260	22,990,009
Series 2013 5.50%, 07/01/2024	5,415	5,767,787
Series 2013A 5.00%, 04/01/2023	4,415	4,639,635
Series 2014 5.00%, 05/01/2022-05/01/2027	45,185	47,889,429
Series 2016 5.00%, 02/01/2022-02/01/2024	24,900	26,207,850
Series 2017A 5.00%, 12/01/2024	8,590	9,246,018
Series 2017D 5.00%, 11/01/2024-11/01/2028	66,070	70,561,256
State of Illinois (State of Illinois Ded Tax) AMBAC Series 1991 6.25%, 12/15/2020	440	443,450
State of Illinois (State of Illinois Sales Tax) Series 2016C 5.00%, 06/15/2022	2,525	2,666,173
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(c)(d)	5,078	761,700

		409,332,786

Indiana – 0.2%
City of Whiting IN (BP Products North America, Inc.) 5.00%, 12/01/2044	9,670	11,822,542

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa – 0.3%
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) 5.00%, 09/01/2049	$14,000	$16,987,180

Kansas – 0.1%
City of Junction City KS Series 2016A 5.00%, 09/01/2023	3,805	4,294,475

Kentucky – 2.8%
County of Carroll KY (Kentucky Utilities Co.) 1.75%, 10/01/2034	3,835	3,848,116
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017B 5.00%, 08/15/2029	1,000	1,213,650
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2028-06/01/2030	14,650	16,695,396
Kentucky Public Energy Authority (BP PLC) Series 2018B 4.00%, 01/01/2049	24,850	27,849,892
Kentucky Public Energy Authority (Morgan Stanley) Series 2018A 4.00%, 04/01/2048	41,090	45,362,949
Series 2018C 4.00%, 12/01/2049	36,475	41,284,229
Series 2019A 4.00%, 12/01/2049	10,855	12,296,653
Kentucky Turnpike Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	9,197,302
Series 2016A 5.00%, 07/01/2023-07/01/2027	13,300	15,629,177

		173,377,364

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.5%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027-08/01/2028	$8,985	$10,733,788
Louisiana Local Government Environmental Facilities & Community Development Auth Series 2010A 5.00%, 10/01/2023 (Pre-refunded/ETM)	7,720	7,720,000
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	2,250	2,461,410
6.10%, 06/01/2038-12/01/2040(a)	5,625	6,642,956
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,258,248
State of Louisiana Gasoline & Fuels Tax Revenue Series 2015B 5.00%, 05/01/2025	3,250	3,926,683

		32,743,085

Maine – 0.0%
Maine Municipal Bond Bank Series 2014A 5.00%, 09/01/2025	1,000	1,173,770

Maryland – 0.3%
City of Baltimore MD (Baltimore Hotel Corp.) Series 2017 5.00%, 09/01/2025-09/01/2026	2,000	1,827,170
County of Howard MD Series 2020A 5.00%, 08/15/2031-08/15/2032	8,465	11,613,333
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020B 5.00%, 04/15/2028-04/15/2031	4,285	5,561,059
University System of Maryland Series 2017A 5.00%, 04/01/2021	1,125	1,152,225

		20,153,787

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts – 1.6%
Commonwealth of Massachusetts Series 2016B 5.00%, 07/01/2023	$3,965	$4,490,838
Series 2017D 5.00%, 02/01/2036	4,435	5,436,068
Series 2018B 5.00%, 01/01/2031	3,685	4,707,293
Series 2020 5.00%, 07/01/2026	1,925	2,424,249
Massachusetts Bay Transportation Authority (Massachusetts Bay Transportation Authority Sales Tax) Series 2007A 5.25%, 07/01/2033	6,600	9,619,104
Massachusetts Development Finance Agency (Brandeis University) Series 2019S 5.00%, 10/01/2025-10/01/2033	15,375	19,213,007
Massachusetts Development Finance Agency (Partners Healthcare System, Inc.) Series 2017S 5.00%, 07/01/2025-07/01/2029	24,065	29,947,417
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020U 5.00%, 07/01/2028	950	1,244,880
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019A 5.00%, 07/01/2028-07/01/2033	7,525	9,063,053
AGM Series 2020C 5.00%, 10/01/2026-10/01/2032	2,405	3,088,625
Massachusetts School Building Authority Series 2012A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	495,550
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012A 5.00%, 08/15/2022-08/15/2023	10,225	11,140,225

		100,870,309

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 4.5%
Great Lakes Water Authority Water Supply System Revenue Series 2016C 5.00%, 07/01/2024-07/01/2025	$12,505	$14,814,426
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) 2.625%, 05/15/2025(b)	1,150	1,150,046
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,402,505
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	56,848,337
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 3.40%, 10/01/2020	500	500,000
3.60%, 10/01/2021	500	505,530
3.80%, 10/01/2022	500	512,770
3.875%, 10/01/2023	2,000	2,071,540
4.00%, 10/01/2024	3,000	3,147,420
4.50%, 10/01/2029	12,065	12,638,329
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2025-07/01/2027	39,940	46,136,557
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014D2 5.00%, 07/01/2024-07/01/2027	54,355	62,935,751
Michigan Finance Authority (Public Lighting Authority) 5.00%, 07/01/2030	1,580	1,735,361
Series 2014B 5.00%, 07/01/2027-07/01/2031	7,450	8,249,556
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023-12/01/2025	13,075	15,290,864
5.50%, 12/01/2026-12/01/2027	7,220	8,800,840

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund-I 75 Improvement Project) Series 2018 5.00%, 12/31/2024-06/30/2028	$31,630	$37,923,397
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,267,437

		279,930,666

Minnesota – 0.1%
State of Minnesota Series 2015B 5.00%, 08/01/2022	3,745	4,076,882

Missouri – 0.1%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017A 5.00%, 03/01/2025-03/01/2028	2,820	3,154,444
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025-03/01/2027	1,620	1,822,575
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	3,111,737

		8,088,756

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025-02/15/2028	15,015	18,328,990

Nebraska – 1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,465	64,633,759

Nevada – 1.2%
City of Las Vegas NV Series 2015C 5.00%, 09/01/2023-09/01/2026	8,605	10,059,323
Clark County School District Series 2015B 5.00%, 06/15/2022	17,785	19,159,247

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016D 5.00%, 06/15/2024	$26,915	$31,022,498
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	7,633,048
Las Vegas Valley Water District Series 2016B 5.00%, 06/01/2028	4,590	5,699,678
State of Nevada Department of Business & Industry 0.50%, 01/01/2050 (Pre-refunded/ETM)(a)	3,000	3,000,000

		76,573,794

New Hampshire – 0.2%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	7,771	8,392,590
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018A 4.00%, 11/01/2027(a)	2,250	2,304,630

		10,697,220

New Jersey – 6.9%
New Jersey Economic Development Authority Series 2011EE 5.50%, 09/01/2021 (Pre-refunded/ETM)	990	1,012,117
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2011EE 5.50%, 09/01/2021	370	376,934
Series 2014U 5.00%, 06/15/2021	9,365	9,629,936
Series 2017B 5.00%, 11/01/2020-11/01/2021	34,080	35,169,946
AMBAC Series 2005K 5.25%, 12/15/2020	2,340	2,360,592
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.00%, 01/01/2022	1,075	1,125,149

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.50%, 01/01/2026-01/01/2027	$2,000	$2,251,010
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2021-10/01/2025	9,515	10,270,567
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025-06/15/2026	4,500	5,020,990
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	3,920	4,008,200
New Jersey Health Care Facilities Financing Authority (Trinitas Regional Medical Center Obligated Group) Series 2017A 5.00%, 07/01/2021	1,995	2,054,830
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	14,375	14,970,700
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2028	13,780	16,189,260
Series 2018A 5.00%, 06/15/2029	3,035	3,514,924
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 12/15/2028-12/15/2031	8,720	10,432,202
Series 2006A 5.25%, 12/15/2020	3,730	3,762,414
5.50%, 12/15/2021	6,155	6,489,032
Series 2018A 5.00%, 12/15/2027-12/15/2033	65,475	77,410,189
Series 2019B 5.00%, 06/15/2033	3,885	4,493,974

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Turnpike Authority Series 2012B 5.00%, 01/01/2026-01/01/2027	$12,700	$13,878,044
Series 2014A 5.00%, 01/01/2027-01/01/2029	75,940	87,213,501
Series 2014C 5.00%, 01/01/2024	14,720	16,783,744
Series 2017A 5.00%, 01/01/2029	7,235	8,857,449
Series 2017B 5.00%, 01/01/2029-01/01/2031	40,050	50,075,329
AGM Series 2005D-3 5.25%, 01/01/2026	14,770	18,182,608
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2021-06/01/2035	22,370	26,204,415

		431,738,056

New York – 14.7%
City of New York NY Series 2014A 5.00%, 08/01/2027	1,130	1,317,761
Series 2015A 5.00%, 08/01/2023	2,040	2,303,731
Series 2020A 5.00%, 08/01/2024-08/01/2027	14,900	18,722,494
Series 2020B 5.00%, 11/01/2026-11/01/2027	14,880	18,770,420
County of Nassau NY Series 2017C 5.00%, 10/01/2026	8,840	10,847,122
Metropolitan Transportation Authority
Series 2012D 5.00%, 11/15/2028	6,890	7,046,334
Series 2012E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,676,182
Series 2012F 5.00%, 11/15/2022-11/15/2026	55,610	57,351,255
Series 2012H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,673,402
5.00%, 11/15/2026	2,730	2,803,301
Series 2013B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	10,932,651

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014A 5.00%, 11/15/2026 (Pre-refunded/ETM)	$4,205	$4,836,591
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,646,808
Series 2014C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,972,750
Series 2017C 5.00%, 11/15/2027-11/15/2033	79,840	84,513,080
Series 2019B 5.00%, 05/15/2022	99,625	102,466,305
Series 2020A 4.00%, 02/01/2022	34,455	34,817,467
AGC Series 2003B 5.25%, 11/15/2020	8,415	8,456,402
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2027	4,505	4,829,720
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018S 5.00%, 07/15/2031-07/15/2032	53,935	68,301,636
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2011A 5.00%, 11/01/2022-11/01/2025	34,430	36,214,560
Series 2011C 5.00%, 11/01/2023-11/01/2025	17,620	18,532,090
Series 2012A 5.00%, 08/01/2025	12,345	13,382,104
Series 2012B 5.00%, 11/01/2023	20,000	21,981,800
Series 2017A 5.00%, 08/01/2033	4,860	6,052,741
Series 2019B 5.00%, 11/01/2035-11/01/2036	59,785	76,078,639
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	4,250	4,195,940
2.80%, 09/15/2069	11,555	11,171,027

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) Series 2011E 5.00%, 08/15/2021	$3,880	$4,043,426
Series 2014C 5.00%, 03/15/2027	2,015	2,323,275
Series 2020D 5.00%, 02/15/2029-02/15/2034	25,980	33,708,457
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2023	17,940	19,239,215
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013C 5.00%, 03/15/2025-03/15/2026	63,625	70,726,608
Series 2013D 5.00%, 03/15/2023	32,000	35,713,280
Series 2016A 5.00%, 03/15/2024	4,010	4,650,798
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030	4,400	4,494,688
Series 2018 5.00%, 01/01/2027-01/01/2029	74,370	81,465,142
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.00%, 07/01/2046	2,095	2,231,762
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,335	3,746,506
Series 20202 5.00%, 07/15/2033	5,910	7,521,893

		916,759,363

North Carolina – 0.0%
North Carolina Eastern Municipal Power Agency Series 1988A 6.00%, 01/01/2026 (Pre-refunded/ETM)	1,720	1,841,948

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017C 5.00%, 06/01/2028-06/01/2030	$5,000	$5,849,150

Ohio – 2.2%
Buckeye Tobacco Settlement Financing Authority Series 2020A 4.00%, 06/01/2037-06/01/2038	3,000	3,518,420
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) 5.00%, 12/01/2028-12/01/2029	6,965	9,136,914
Series 2017A 5.00%, 08/01/2026-08/01/2028	20,420	25,684,343
County of Cuyahoga OH (County of Cuyahoga OH Lease) Series 2010F 5.00%, 12/01/2022-12/01/2024	50,425	50,826,383
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026-02/15/2027	5,455	6,501,534
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017A 5.00%, 11/01/2031	1,000	1,241,450
County of Hamilton OH Sewer System Revenue Series 2019A 5.00%, 12/01/2034	9,375	12,382,687
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022-12/01/2023	3,470	3,732,183
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	4,320	4,352,400
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	2,330	2,347,475
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020A 5.00%, 12/01/2032	4,970	6,729,131

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	$6,325	$6,372,438
University of Cincinnati Series 2010F 5.00%, 06/01/2021	30	30,231
5.00%, 06/01/2021 (Pre-refunded/ETM)	1,295	1,305,088

		134,160,677

Oklahoma – 0.2%
Canadian County Educational Facilities Authority (Canadian County Educational Facilities Authority Lease) 5.00%, 12/01/2020	2,050	2,061,747
Comanche County Memorial Hospital 5.00%, 07/01/2022	520	551,351
Series 2015 5.00%, 07/01/2021-07/01/2028	5,975	6,344,698
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	1,450	1,545,149
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	3,005	3,000,523

		13,503,468

Oregon – 0.4%
City of Portland OR Sewer System Revenue Series 2013A 5.00%, 08/01/2022	8,685	9,453,015
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014A 5.00%, 10/01/2024	820	851,242
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020A 5.00%, 08/15/2030-08/15/2038	8,260	10,668,530
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009D 5.00%, 11/01/2021-11/01/2023	90	90,345

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tri-County Metropolitan Transportation District of Oregon Series 2018A 5.00%, 10/01/2028	$2,335	$3,005,332

		24,068,464

Other – 0.4%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019M 2.60%, 09/15/2033(a)	9,885	10,769,114
2.625%, 06/15/2035(a)	9,910	10,814,684
2.65%, 06/15/2035(a)	4,955	5,407,144

		26,990,942

Pennsylvania – 8.2%
Allegheny County Hospital Development Authority (UPMC Obligated Group) 5.00%, 07/15/2030-07/15/2033	19,390	24,709,031
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	4,016,880
Beaver County Industrial Development Authority (Energy Harbor Generation LLC) Series 2016B 4.25%, 10/01/2047	2,420	2,438,150
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	2,120	2,135,900
City of Philadelphia PA Series 2013A 5.00%, 07/15/2021	2,200	2,275,790
Series 2019A 5.00%, 08/01/2026	1,420	1,751,059
Series 2019B 5.00%, 02/01/2030	1,005	1,308,198
AGM Series 2017A 5.00%, 08/01/2027-08/01/2032	46,290	57,727,422
City of Philadelphia PA Airport Revenue (Philadelphia Intl Airport) Series 2010A 5.00%, 06/15/2021	6,225	6,247,161
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024-10/01/2026	17,425	21,144,353

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	$9,575	$11,328,565
Series 2017 5.00%, 01/01/2025-01/01/2027	130,480	157,227,360
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,884,640
Montgomery County Higher Education & Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027-12/01/2032	5,000	5,495,357
Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group) 5.00%, 09/01/2030-09/01/2032	2,910	3,648,106
Series 2018 5.00%, 09/01/2026-09/01/2030	10,650	13,262,340
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026-12/31/2028	51,190	60,101,421
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020A 5.00%, 04/15/2028-04/15/2031	9,030	11,760,110
Pennsylvania Turnpike Commission 5.00%, 12/01/2029-12/01/2030	13,890	17,926,302
Series 2017B 5.00%, 06/01/2028-06/01/2030	13,255	16,167,646
Series 2019 5.00%, 12/01/2022	5,250	5,789,595
Philadelphia Authority for Industrial Development (St. Joseph’s University) 4.00%, 11/01/2035-11/01/2038	5,560	6,321,642
5.00%, 11/01/2027-11/01/2034	11,940	15,111,073
Philadelphia Parking Authority (The) Series 2009 5.125%, 09/01/2022	9,080	9,106,786

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

School District of Philadelphia (The)
Series 2016D 5.00%, 09/01/2024	$8,360	$9,727,780
Series 2016F 5.00%, 09/01/2023-09/01/2024	29,165	33,750,986

		507,363,653

Puerto Rico – 0.6%
Commonwealth of Puerto Rico
AGC Series 2001A 5.50%, 07/01/2029	125	138,961
Puerto Rico Electric Power Authority
AGM Series 2007V 5.25%, 07/01/2031	5,150	5,694,818
NATL Series 2007V 5.25%, 07/01/2035	150	153,999
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	4,260	4,728,217
AGC Series 2007C 5.50%, 07/01/2031	510	575,005
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	10,525	11,629,748
NATL Series 2005L 5.25%, 07/01/2035	500	512,420
NATL Series 2007N 5.25%, 07/01/2032	1,050	1,082,224
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	3,250	3,412,435
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	7,511	6,935,057

		34,862,884

Rhode Island – 0.8%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020A 5.00%, 09/15/2028-09/15/2032	12,390	15,875,894
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016B 5.00%, 06/15/2027	10,565	12,815,873

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Rhode Island Depositors Economic Protection Corp. Series 1993A 6.375%, 08/01/2022 (Pre-refunded/ETM)	$5,780	$6,352,047
Tobacco Settlement Financing Corp./RI Series 2015A 5.00%, 06/01/2021-06/01/2023	14,635	15,676,952

		50,720,766

South Carolina – 1.1%
Kershaw County School District/SC (Kershaw County School District/SC Lease) Series 2015 5.00%, 12/01/2021	1,185	1,250,377
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	48,725	53,872,796
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022-12/01/2027	7,000	8,117,405
South Carolina Public Service Authority Series 2016A 5.00%, 12/01/2030-12/01/2034	2,435	2,909,890

		66,150,468

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2029-09/01/2030	7,025	8,677,476

Tennessee – 1.0%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019A 5.00%, 02/01/2050	5,445	6,350,340
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	2,115	2,205,480

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017A 4.00%, 05/01/2048	$50,910	$54,828,033

		63,383,853

Texas – 6.9%
Arlington Independent School District/TX 5.00%, 02/15/2028-02/15/2029	6,475	8,502,381
Austin Independent School District Series 2014B 5.00%, 08/01/2021	1,700	1,768,561
Board of Regents of the University of Texas System Series 2020A 5.00%, 08/15/2030	105	144,274
Central Texas Turnpike System Series 2015C 5.00%, 08/15/2023-08/15/2025	4,860	5,609,082
City of Houston TX Series 2017A 5.00%, 03/01/2025	16,370	19,617,481
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023-09/01/2025	3,800	4,088,772
City of Houston TX Airport System Revenue Series 2018B 5.00%, 07/01/2030	6,160	7,757,842
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,432,710
City of Houston TX Combined Utility System Revenue Series 2014C 5.00%, 05/15/2023-05/15/2028	24,850	28,587,290
Series 2020A 5.00%, 11/15/2032-11/15/2033	10,485	14,230,103
City of San Antonio TX Series 2014 5.00%, 02/01/2021	3,905	3,967,441
County of Harris TX Series 2010A 5.00%, 10/01/2025	2,245	2,253,531
Dallas Independent School District Series 2011 5.00%, 02/15/2022	5,165	5,257,660

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dallas/Fort Worth International Airport Series 2012F 5.00%, 11/01/2021 (Pre-refunded/ETM)	$2,000	$2,007,660
5.00%, 11/01/2023 (Pre-refunded/ETM)	6,750	6,775,852
5.00%, 11/01/2024 (Pre-refunded/ETM)	5,000	5,019,150
5.00%, 11/01/2025 (Pre-refunded/ETM)	4,155	4,170,914
Series 2014A 5.25%, 11/01/2028	11,585	13,025,595
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,504,833
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	93,035,212
Harris County Hospital District Series 2016 5.00%, 02/15/2021-02/15/2027	4,855	5,437,339
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2026-10/15/2031	3,220	3,850,420
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,295,275
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi I LLC) Series 2017A 5.00%, 04/01/2028	1,130	1,115,965
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2025-08/15/2028	7,250	8,950,167
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) 5.00%, 01/01/2035	875	914,620

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Texas Tollway Authority Series 2011D 5.00%, 09/01/2024 (Pre-refunded/ETM)	$5,000	$5,221,400
5.25%, 09/01/2025 (Pre-refunded/ETM)	18,130	18,974,133
5.25%, 09/01/2026 (Pre-refunded/ETM)	17,810	18,639,234
North Texas Tollway Authority (North Texas Tollway System) Series 2014A
5.00%, 01/01/2021-01/01/2024	16,745	17,950,001
Series 2015B 5.00%, 01/01/2023-01/01/2028	12,275	14,414,827
Series 2019B 5.00%, 01/01/2027-01/01/2029	30,080	38,348,053
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	1,360	1,345,761
San Antonio Water System Series 2013E 5.00%, 05/15/2025	3,000	3,376,290
Spring Branch Independent School District Series 2015A 5.00%, 02/01/2024	3,215	3,728,661
Series 2015B 5.00%, 02/01/2024	4,855	5,630,683
State of Texas Series 2011 5.00%, 10/01/2023 (Pre-refunded/ETM)	5,500	5,756,630
5.00%, 10/01/2023-10/01/2025	11,425	11,976,699
5.00%, 10/01/2024 (Pre-refunded/ETM)	5,440	5,693,830
5.00%, 10/01/2025 (Pre-refunded/ETM)	3,025	3,166,146
Texas Water Development Board (Texas Water Development Board SRF) 5.00%, 08/01/2032	3,250	4,418,212

		426,960,690

Utah – 0.1%
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,096,951

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Utah Transit Authority Series 2015A 5.00%, 06/15/2027 (Pre-refunded/ETM)	$2,000	$2,442,820
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,626,032
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015A 5.00%, 06/15/2026	1,305	1,551,723

		7,717,526

Virginia – 0.8%
Chesapeake Bay Bridge & Tunnel District 5.00%, 11/01/2023	19,800	22,208,670
Fairfax County Economic Development Authority (County of Fairfax VA Lease) 5.00%, 08/01/2022-08/01/2034	19,260	25,035,180
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015A 5.00%, 02/01/2023	4,435	4,935,268

		52,179,118

Washington – 2.9%
Chelan County Public Utility District No. 1 Series 2011B 5.00%, 07/01/2021	5,000	5,174,850
5.25%, 07/01/2022	3,670	3,804,909
City of Seattle WA Municipal Light & Power Revenue Series 2016B 5.00%, 04/01/2026	4,280	5,345,763
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,197,702
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,812,374
County of King WA Sewer Revenue Series 2011B 5.00%, 01/01/2023 (Pre-refunded/ETM)	4,415	4,468,164
Energy Northwest (Bonneville Power Administration) Series 2012A 5.00%, 07/01/2021	8,840	9,157,975

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	$2,710	$2,991,000
Port of Seattle WA 5.00%, 04/01/2033	1,000	1,229,170
Series 2010B 5.00%, 06/01/2022	1,995	1,999,988
Series 2015C 5.00%, 04/01/2021-04/01/2023	4,320	4,631,786
Series 2018A 5.00%, 05/01/2025	8,320	9,840,230
Series 2018B 5.00%, 05/01/2025	4,695	5,552,870
Snohomish County School District No. 2 Everett Series 2014 5.00%, 12/01/2021	3,600	3,803,400
State of Washington 5.00%, 06/01/2029(b)	3,200	4,248,096
Series 2012R 5.00%, 07/01/2024	6,765	7,333,734
Series 20152 5.00%, 07/01/2023	9,895	11,201,437
Series 2015A-1 5.00%, 08/01/2023	8,010	9,099,040
Series 2020 5.00%, 07/01/2026	1,170	1,474,188
State of Washington (State of Washington COP) Series 2015C 5.00%, 07/01/2022-01/01/2023	8,805	9,600,397
State of Washington (State of Washington Fed Hwy Grant) Series 2012F-1 5.00%, 09/01/2023	17,550	19,098,085
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015B 5.00%, 08/15/2028-08/15/2030	31,550	37,236,302
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025-08/15/2030	15,880	18,139,729

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	$3,505	$3,381,098

		182,822,287

Wisconsin – 1.6%
State of Wisconsin Series 2019A 5.00%, 05/01/2025-05/01/2029	45,000	56,929,540
Series 20211 5.00%, 05/01/2026-05/01/2031(b)	14,150	18,198,518
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(a)	16,760	18,117,675
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	2,445	2,391,723
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,000	1,103,130
Wisconsin Public Finance Authority (Roseman University of Health Sciences) 3.00%, 04/01/2025(a)	425	421,464
WPPI Energy Series 2014A 5.00%, 07/01/2029	1,000	1,151,520

		98,313,570

Total Long-Term Municipal Bonds (cost $5,645,416,497)		5,928,525,076

Short-Term Municipal Notes – 0.3%
Texas – 0.3%
State of Texas 4.00%, 08/26/2021 (cost $20,570,002)	19,895	20,576,603

Total Municipal Obligations (cost $5,665,986,499)		5,949,101,679

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS-TREASURIES – 2.0%
United States – 2.0%
U.S. Treasury Notes 0.625%, 08/15/2030	$94,000	$93,530,000
2.625%, 02/15/2029(e)	24,361	28,471,919

Total Governments – Treasuries (cost $119,468,420)		122,001,919

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.3%
Risk Share Floating Rate – 0.3%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2
3.798% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(f)	813	772,717
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	425	388,040
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(f)	163	166,021
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(f)	570	582,550
Series 2015-DN1, Class M3 4.298% (LIBOR 1 Month + 4.15%), 01/25/2025(f)	106	105,974
Series 2015-DNA1, Class M3 3.448% (LIBOR 1 Month + 3.30%), 10/25/2027(f)	1,095	1,113,937
Series 2015-DNA2, Class M3 4.048% (LIBOR 1 Month + 3.90%), 12/25/2027(f)	275	276,737
Series 2015-DNA3, Class M3 4.848% (LIBOR 1 Month + 4.70%), 04/25/2028(f)	236	245,118
Series 2015-HQ1, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2025(f)	80	80,067
Series 2015-HQA1, Class M3 4.848% (LIBOR 1 Month + 4.70%), 03/25/2028(f)	185	191,046
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(f)	892	945,345

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(f)	$1,546	$1,599,988
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(f)	250	259,418
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(f)	802	832,218
Series 2017-DNA1, Class M2 3.398% (LIBOR 1 Month + 3.25%), 07/25/2029(f)	330	338,008
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(f)	550	565,922
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(f)	911	919,055
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(f)	236	237,431
Series 2019-DNA1, Class M2 2.798% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(f)	1,461	1,446,862
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(f)	708	692,987
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	1,269	1,246,705
Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(f)	373	386,427
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	27	27,490
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	776	785,213
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	722	749,217
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(f)	303	318,748

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-C04, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 01/25/2029(f)	$166	$172,054
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(f)	689	710,916
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	467	480,306
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	1,761	1,780,353
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(f)	1,370	1,362,626
Series 2017-C06, Class 1M2 2.798% (LIBOR 1 Month + 2.65%), 02/25/2030(f)	597	589,104
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	304	303,254
STACR Trust Series 2018-DNA3, Class M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(f)	530	517,180

Total Collateralized Mortgage Obligations (cost $19,849,628)		21,189,034

Total Investments – 97.8% (cost $5,805,304,547)		6,092,292,632
Other assets less liabilities – 2.2%		136,267,339

Net Assets – 100.0%		$6,228,559,971

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	$7,342,757	$—	$7,342,757
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	3,743,705	—	3,743,705
USD	26,075	01/15/2030	1.572%	CPI#	Maturity	663,550	—	663,550
USD	26,075	01/15/2030	1.587%	CPI#	Maturity	620,415	—	620,415
USD	11,355	01/15/2030	1.714%	CPI#	Maturity	110,132	—	110,132
USD	11,355	01/15/2030	1.731%	CPI#	Maturity	88,572	—	88,572

						$12,569,131	$—	$12,569,131

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	164,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$6,951,007	$—	$6,951,007
USD	13,019	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	615,794	—	615,794
USD	29,251	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	1,458,985	—	1,458,985
USD	41,680	02/15/2029	0.597%	3 Month LIBOR	Semi-Annual/ Quarterly	35,740	—	35,740

						$9,061,526	$—	$9,061,526

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	1,677	$(559,419)	$(212,122)	$(347,297)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	505	(168,459)	(49,512)	(118,947)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,414	(1,138,854)	(416,016)	(722,838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	112	(37,361)	(13,739)	(23,622)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	5,192	(1,731,965)	(501,157)	(1,230,808)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	277	(92,403)	(27,409)	(64,994)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	3,451	(1,150,909)	(341,889)	(809,020)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	647	(215,828)	(81,496)	(134,332)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	4,500	(1,501,125)	(421,603)	(1,079,522)

						$(6,596,323)	$(2,064,943)	$(4,531,380)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	115,780	10/15/2020	2.208%	CPI	#	Maturity	$(1,768,750)	$—	$(1,768,750)
Barclays Bank PLC	USD	67,128	10/15/2020	2.210%	CPI	#	Maturity	(1,028,933)	—	(1,028,933)
Citibank, NA	USD	84,230	10/17/2020	2.220%	CPI	#	Maturity	(1,276,160)	—	(1,276,160)

								$(4,073,843)	$—	$(4,073,843)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.120%	SIFMA	*	Quarterly/ Quarterly	$(3,207,917)	$—	$(3,207,917)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(3,236,690)	—	(3,236,690)

								$(6,444,607)	$—	$(6,444,607)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $131,725,932 or 2.1% of net assets.

(b)	When-Issued or delayed delivery security.

(c)	Non-income producing security.

(d)	Defaulted matured security.

(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SD – School District

SRF – State Revolving Fund

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

September 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 96.9%
Long-Term Municipal Bonds – 96.9%
New York – 78.7%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021-12/15/2026	$5,085	$5,789,191
Battery Park City Authority Series 2013A 5.00%, 11/01/2022	4,325	4,756,462
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020I 3.00%, 04/01/2035-04/01/2037	5,720	6,066,307
4.00%, 04/01/2034-04/01/2040	5,025	5,852,096
5.00%, 04/01/2030-04/01/2033	4,000	5,209,920
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,169,910
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,564,807
5.25%, 11/01/2029	1,900	2,040,315
City of New York NY Series 1993E-3 5.00%, 08/01/2023	6,855	7,122,002
Series 2011A 5.00%, 08/01/2026 (Pre-refunded/ETM)	3,960	4,120,697
5.00%, 08/01/2026	10,315	10,700,884
Series 2011D-1 5.00%, 10/01/2024	2,860	2,992,275
Series 2012I 5.00%, 08/01/2022	2,320	2,523,371
Series 20171 5.00%, 08/01/2025	1,130	1,367,244
Series 2017C 5.00%, 08/01/2023	1,075	1,213,976
Series 2018A 5.00%, 08/01/2026	7,690	9,561,977
Series 2018D 5.00%, 12/01/2038	9,665	11,765,688
Series 2019B 5.00%, 10/01/2032	4,205	5,349,054

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019H 5.00%, 01/01/2032	$5,615	$7,059,122
Series 2020B 5.00%, 11/01/2027	4,000	5,086,640
Series 2020C 5.00%, 08/01/2033	1,625	2,093,065
County of Albany NY Series 2020C 5.00%, 11/01/2021-11/01/2023	5,655	6,165,528
County of Monroe NY Series 2015 5.00%, 06/01/2021-06/01/2022	10,660	11,177,056
BAM Series 2015 5.00%, 06/01/2021-06/01/2022	5,860	6,106,429
County of Nassau NY Series 2011A 5.00%, 04/01/2021-04/01/2022	5,915	6,053,801
Series 2014A 5.00%, 04/01/2025	10,190	11,630,662
Series 2017C 5.00%, 10/01/2026-10/01/2027	22,095	27,437,734
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016B 5.00%, 07/01/2032	4,890	5,685,799
Erie County Fiscal Stability Authority Series 2011C 5.00%, 12/01/2023 (Pre-refunded/ETM)	5,925	6,260,474
Erie County Industrial Development Agency (The) (Buffalo City School District) Series 2011B 5.00%, 05/01/2022	5,800	5,962,458
Hudson Yards Infrastructure Corp. Series 2017A 5.00%, 02/15/2031-02/15/2032	22,650	27,212,385
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024(a)	1,250	1,186,938
Long Island Power Authority Series 2019B 1.65%, 09/01/2049	9,490	9,786,847
Metropolitan Transportation Authority Series 2010D 5.25%, 11/15/2024 (Pre-refunded/ETM)	10,755	10,821,681

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2010G 5.00%, 11/15/2021 (Pre-refunded/ETM)	$9,305	`$	9,359,899
5.25%, 11/15/2022 (Pre-refunded/ETM)	5,000		5,031,000
5.25%, 11/15/2023 (Pre-refunded/ETM)	20,075		20,199,465
5.25%, 11/15/2026 (Pre-refunded/ETM)	8,805		8,859,591
Series 2011 5.00%, 11/15/2024 (Pre-refunded/ETM)	925		975,376
Series 2011C 5.00%, 11/15/2024	1,965		2,002,119
Series 2011D 5.00%, 11/15/2022 (Pre-refunded/ETM)	5,000		5,272,300
5.00%, 11/15/2023 (Pre-refunded/ETM)	4,275		4,507,817
5.00%, 11/15/2025 (Pre-refunded/ETM)	2,500		2,636,150
Series 2012F 5.00%, 11/15/2022	3,470		3,598,147
Series 2016D 5.00%, 11/15/2027	1,210		1,283,145
Series 2017B 5.00%, 11/15/2026-11/15/2028	11,480		12,289,899
Series 2017C 5.00%, 11/15/2025-11/15/2031	71,305		75,748,050
Series 2019D 5.00%, 09/01/2022	34,960		36,131,160
Series 2019F 5.00%, 11/15/2022	3,230		3,349,155
Series 2020A 4.00%, 02/01/2022	24,415		24,671,846
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2017A 5.00%, 11/15/2031	2,025		2,411,350
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012A 5.00%, 11/15/2024	14,130		15,255,596
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) 4.00%, 01/01/2030	3,000		3,004,050

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	$4,550	$5,241,236
New York City Housing Development Corp. Series 2013A 5.00%, 07/01/2025	2,000	2,252,280
New York City Municipal Water Finance Authority 5.00%, 06/15/2022 (Pre-refunded/ETM)	4,495	4,858,331
5.00%, 06/15/2022-06/15/2038	10,580	11,981,346
Series 2011HH 5.00%, 06/15/2026	9,055	9,363,323
Series 2014D 5.00%, 06/15/2029	3,000	3,494,910
Series 2015F 5.00%, 06/15/2027-06/15/2028	7,830	9,460,870
Series 2015G 5.00%, 06/15/2028	11,465	13,862,102
Series 2017E 5.00%, 06/15/2037	1,795	2,203,506
Series 2018AA 5.00%, 06/15/2024	8,280	9,732,726
Series 2019A 5.00%, 06/15/2040	1,805	2,312,006
Series 2019D 5.00%, 06/15/2024	1,005	1,112,706
Series 2019F 5.00%, 06/15/2040	6,190	7,840,997
Series 2020E 5.00%, 06/15/2030	5,630	7,685,907
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2011S-1A 5.00%, 07/15/2025	4,420	4,581,197
Series 2012S 5.00%, 07/15/2025	7,390	7,998,640
Series 2018S 5.00%, 07/15/2031-07/15/2032	18,065	22,813,800
New York City Transitional Finance Authority Future Tax Secured Revenue 4.00%, 05/01/2037	3,065	3,603,245

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 11/01/2020	$3,770	$3,784,741
Series 2011A-1 5.00%, 11/01/2023	15,315	16,114,749
Series 2011B 5.00%, 11/01/2020-02/01/2024	12,135	12,289,638
Series 2012B 5.00%, 11/01/2023-11/01/2024	10,805	11,850,858
Series 2012D 5.00%, 11/01/2020-11/01/2023	29,575	31,151,252
Series 2012E 5.00%, 02/01/2021-02/01/2026	11,600	12,082,820
Series 2014A 5.00%, 08/01/2027-08/01/2029	6,655	7,741,495
Series 2014C 5.00%, 11/01/2026	6,345	7,351,951
Series 2014D-1 5.00%, 02/01/2028-02/01/2029	9,535	10,897,361
Series 2015C 5.00%, 11/01/2020-11/01/2026	23,000	27,004,530
Series 2016B 5.00%, 08/01/2031	2,150	2,633,428
Series 2017 5.00%, 11/01/2026	4,175	5,242,255
Series 2017F 5.00%, 05/01/2032	1,220	1,518,339
Series 2019A 5.00%, 05/01/2037	1,490	1,868,639
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) 4.00%, 12/01/2033	1,125	1,308,645
5.00%, 12/01/2031-12/01/2032	3,800	4,916,144
Series 2016A 5.00%, 12/01/2026	7,175	8,762,899
New York City Trust for Cultural Resources (Whitney Museum of American Art) Series 2011 5.00%, 07/01/2021	4,745	4,795,961
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	20,000	19,745,600
2.625%, 09/15/2069	22,240	22,389,898
2.80%, 09/15/2069	6,470	6,255,002
New York State Dormitory Authority 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	46,342

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2011A 5.00%, 07/01/2024 (Pre-refunded/ETM)	$3,125	$3,239,344
Series 2012D 5.00%, 02/15/2022 (Pre-refunded/ETM)	1,290	1,373,166
5.00%, 02/15/2023 (Pre-refunded/ETM)	865	920,767
5.00%, 02/15/2024 (Pre-refunded/ETM)	815	867,543
5.00%, 02/15/2025 (Pre-refunded/ETM)	880	936,734
New York State Dormitory Authority (Cornell University) 5.00%, 07/01/2036	1,020	1,533,488
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015A 5.00%, 07/01/2022-07/01/2026	6,415	7,298,652
New York State Dormitory Authority (Multiple School Districts-NY) AGM 5.00%, 10/01/2026-10/01/2029	5,185	6,574,248
New York State Dormitory Authority (New York State Sales Tax) Series 2015A 5.00%, 03/15/2023	2,215	2,470,855
New York State Dormitory Authority (New York University) Series 2015A 5.00%, 07/01/2023	2,040	2,303,323
Series 2019A 5.00%, 07/01/2032	2,975	3,848,430
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(b)	4,600	5,307,072
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2021-07/01/2026	3,110	3,506,187
New York State Dormitory Authority (St. John’s University) Series 2015A 5.00%, 07/01/2024	1,130	1,279,736

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (State of New York Pers Income Tax) 5.00%, 02/15/2029	$11,385	$13,045,844
Series 2012 5.00%, 12/15/2021	5,905	6,249,025
Series 2012B 5.00%, 03/15/2022	3,905	4,179,756
Series 2012D 5.00%, 02/15/2022-02/15/2025	18,285	19,476,596
Series 2014A 5.00%, 02/15/2028	2,400	2,754,456
Series 2014C 5.00%, 03/15/2028-03/15/2029	14,485	16,670,418
Series 2015B 5.00%, 02/15/2023	1,160	1,290,106
Series 2015E 5.00%, 03/15/2021-03/15/2023	5,380	5,910,195
Series 2016D 5.00%, 02/15/2021	5,970	6,076,863
Series 2020D 5.00%, 02/15/2034	9,425	12,130,446
AMBAC Series 2005B 5.50%, 03/15/2023	5,000	5,628,100
New York State Dormitory Authority (State of New York Sales Tax Revenue) Series 2018E 5.00%, 03/15/2029-03/15/2031	8,300	10,717,425
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019B 5.00%, 06/15/2027-06/15/2030	1,445	1,925,660
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015D 5.00%, 03/15/2022-09/15/2022	9,320	10,163,171
New York State Thruway Authority AGM Series 2012I 5.00%, 01/01/2025 (Pre-refunded/ETM)	5,155	5,467,754
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012A 5.00%, 04/01/2021-04/01/2025	26,175	27,636,951
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014 5.00%, 01/01/2026-01/01/2028	4,345	5,108,369

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014J 5.00%, 01/01/2026-01/01/2027	$33,900	$38,523,621
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016A 5.00%, 03/15/2022-03/15/2028	6,020	7,224,126
Series 2020A 4.00%, 03/15/2038	4,350	5,101,637
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	2,975,896
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	2,355	2,534,239
Series 2018 5.00%, 01/01/2027-01/01/2036	30,980	33,625,477
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016A 5.25%, 01/01/2050	2,535	2,722,362
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2021-01/01/2023	4,640	4,726,932
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018A 4.75%, 11/01/2042(b)	1,000	1,014,590
Series 2018B 3.50%, 11/01/2024(b)	3,400	3,449,776
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	13,173,043
Port Authority of New York & New Jersey 5.00%, 11/01/2032-11/01/2036	11,255	14,066,616
Series 2011 5.00%, 09/15/2024	2,000	2,039,900
Series 2011O 5.00%, 10/15/2021	5,215	5,460,574
Series 2013-178 5.00%, 12/01/2023	10,480	11,942,170
Series 2014 5.00%, 09/01/2023-09/01/2027	12,470	14,228,307
Series 2014-1 5.00%, 10/15/2023	3,455	3,918,557

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-186 5.00%, 10/15/2021-10/15/2022	$12,575	$13,390,157
Series 2015E 5.00%, 10/15/2022-10/15/2026	16,390	19,002,819
Series 2017 5.00%, 10/15/2028	6,925	8,425,093
Series 20182 5.00%, 09/15/2025-09/15/2027	12,350	15,335,521
Series 20202 5.00%, 07/15/2033-07/15/2035	18,290	23,196,448
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025-10/15/2026	13,140	15,577,643
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) 5.00%, 12/01/2029-12/01/2034(c)	1,500	1,657,470
Syracuse Industrial Development Agency (Carousel Center Co. LP) 5.00%, 01/01/2030	1,000	896,220
Series 2016A 5.00%, 01/01/2033	3,890	3,319,648
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2022-02/15/2023	11,660	12,326,252
Triborough Bridge & Tunnel Authority Series 2011A 5.00%, 01/01/2027 (Pre-refunded/ETM)	7,000	7,424,690
Series 2012B 5.00%, 11/15/2021-11/15/2023	25,760	27,942,090
Series 2013A 5.00%, 11/15/2028	5,000	5,550,600
Series 2013B 5.00%, 11/15/2022	7,525	8,242,283
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031-09/01/2033	8,385	10,361,724
Series 2010B 5.00%, 09/01/2021	1,000	1,003,100
TSASC, Inc./NY Series 2017A 5.00%, 06/01/2022-06/01/2023	2,000	2,167,400
Utility Debt Securitization Authority Series 2013T 5.00%, 06/15/2026-12/15/2029	34,825	39,933,010

		1,407,001,256

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 1.1%
Black Belt Energy Gas District (Goldman Sachs Group, Inc.(The)) Series 2018A 4.00%, 12/01/2048	$5,935	$6,491,406
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	10,000	11,010,400
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(b)	2,630	2,827,461

		20,329,267

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(b)	1,055	1,276,244

Arizona – 0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(b)	2,400	2,393,304

California – 0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,860	2,899,239

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,436,664
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	15,295	19,042,012
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	160	194,739

		21,673,415

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Connecticut – 1.6%
State of Connecticut Series 2018B 5.00%, 04/15/2025	$14,565	$17,418,284
Series 2018C 5.00%, 06/15/2027	4,690	5,943,918
Series 2018F 5.00%, 09/15/2027	4,025	5,132,036

		28,494,238

District of Columbia – 0.1%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/2021	1,500	1,500,000

Florida – 0.3%
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030-10/01/2034	410	286,260
Orange County Health Facilities Authority (Orlando Health Obligated Group) 5.00%, 10/01/2026	3,000	3,700,770
Overoaks Community Development District Series 2010A-1 6.125%, 05/01/2035	55	55,611
Series 2010A-2 6.125%, 05/01/2035	160	161,968
Volusia County School Board (Volusia County School Board COP) Series 2014B 5.00%, 08/01/2026	1,000	1,159,970

		5,364,579

Georgia – 0.2%
Municipal Electric Authority of Georgia 5.00%, 01/01/2031-01/01/2035	2,655	3,320,906

Guam – 1.3%
Guam Department of Education (Guam Department of Education COP) Series 2010A 6.00%, 12/01/2020	370	371,735
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028-07/01/2031	4,250	5,078,363
Guam Power Authority Series 2017A 5.00%, 10/01/2025-10/01/2027	5,435	6,419,532

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Territory of Guam 5.00%, 11/15/2031	$310	$324,982
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029-12/01/2032	2,545	2,871,959
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023-11/15/2031	7,150	7,920,180

		22,986,751

Illinois – 3.8%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	8,160	8,816,064
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022-09/01/2034	1,580	1,759,369
Metropolitan Pier & Exposition Authority Series 2012B 5.00%, 12/15/2028	5,090	5,311,924
Series 2017B 5.00%, 12/15/2028	2,000	2,308,060
State of Illinois Series 2012 5.00%, 03/01/2021-08/01/2025	13,135	13,604,961
Series 2013 5.50%, 07/01/2025	7,435	7,914,855
Series 2014 5.00%, 05/01/2024	2,540	2,711,069
Series 2016 5.00%, 02/01/2024	4,200	4,469,808
Series 2017A 5.00%, 12/01/2024	2,060	2,217,322
Series 2017D 5.00%, 11/01/2023-11/01/2024	13,005	13,776,779
Series 2018A 5.00%, 10/01/2024	2,910	3,125,224
Series 2018B 5.00%, 05/01/2024	1,405	1,499,627
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	1,307	196,050

		67,711,112

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Iowa – 0.2%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) 3.125%, 12/01/2022	$2,935	$2,974,593

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026-02/01/2031	1,210	1,426,071
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033-08/01/2035	3,190	3,946,726

		5,372,797

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(b)	240	262,550
6.10%, 06/01/2038-12/01/2040(b)	805	950,681

		1,213,231

Michigan – 1.2%
City of Detroit MI 5.00%, 04/01/2029-04/01/2032	1,255	1,339,492
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012A 5.00%, 07/01/2022	3,055	3,305,571
Michigan Strategic Fund (Michigan Strategic Fund-I 75 Improvement Project) Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	17,468,249

		22,113,312

Missouri – 0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025-03/01/2027	395	446,997

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.50%, 06/15/2024(b)	750	745,260

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

2.75%, 06/15/2028(b)	$715	$700,836

		1,446,096

New Jersey – 2.6%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2013 5.00%, 03/01/2028	1,445	1,545,847
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	11,526,850
Series 2018A 5.00%, 06/15/2028	11,630	13,565,581
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2011A 5.00%, 06/15/2021	2,195	2,257,096
Series 2012A 5.00%, 06/15/2022	1,000	1,067,350
Series 2018A 5.00%, 12/15/2030	3,350	3,939,064
Series 2019B 5.00%, 06/15/2030-06/15/2034	6,760	7,835,511
AMBAC Series 2005B 5.25%, 12/15/2023	4,700	5,261,791

		46,999,090

Ohio – 0.2%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	1,305	1,314,787
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	1,650	1,662,375

		2,977,162

Oklahoma – 0.0%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	265,072

Pennsylvania – 0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	4,186,502

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	$2,435	$2,442,378

		6,628,880

Puerto Rico – 0.5%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,390	1,537,048
NATL Series 2007V 5.25%, 07/01/2029	255	262,902
Puerto Rico Highway & Transportation Authority
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	3,095	3,420,207
AGM Series 2007C 5.50%, 07/01/2031	1,370	1,544,620
NATL Series 2005L 5.25%, 07/01/2035	135	138,353
NATL Series 2007N 5.25%, 07/01/2032	275	283,440
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	2,035	1,878,956

		9,065,526

Tennessee – 1.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019A 5.00%, 08/01/2031-08/01/2034	3,500	4,361,650
Tennergy Corp./TN (Royal Bank of Canada)
Series 2019A 5.00%, 02/01/2050	4,615	5,382,336
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2006A 5.25%, 09/01/2021	17,375	18,118,303

		27,862,289

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,807,033

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2018
4.625%, 10/01/2031(b)	$4,540	$4,801,549

		6,608,582

Washington – 0.5%
Washington Health Care Facilities Authority
(CommonSpirit Health)
Series 2019A 5.00%, 08/01/2032-08/01/2034	7,280	9,037,416

Wisconsin – 0.3%
UMA Education, Inc. 5.00%, 10/01/2022-10/01/2029(b)	4,810	5,198,530

Total Municipal Obligations (cost $1,682,427,640)		1,733,159,884

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.4%
Risk Share Floating Rate – 0.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	239	218,421
Series 2014-DN3, Class M3 4.148% (LIBOR 1 Month + 4.00%), 08/25/2024(f)	323	329,670
Series 2014-HQ2, Class M3 3.898% (LIBOR 1 Month + 3.75%), 09/25/2024(f)	250	255,504
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(f)	201	212,916
Series 2016-HQA2, Class M3 5.298% (LIBOR 1 Month + 5.15%), 11/25/2028(f)	269	277,058
Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(f)	250	259,418
Series 2016-HQA4, Class M3 4.048% (LIBOR 1 Month + 3.90%), 04/25/2029(f)	249	258,774
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(f)	320	329,264

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(f)	$500	$504,421
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(b)(f)	163	159,236
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2
3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	366	359,366
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	26	26,181
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	279	281,871
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	444	460,692
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(f)	131	138,118
Series 2016-C03, Class 1M2 5.448% (LIBOR 1 Month + 5.30%), 10/25/2028(f)	176	185,319
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	1,005	1,033,385
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	904	914,205
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(f)	230	228,475
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(f)	171	168,343
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	156	155,995

Total Collateralized Mortgage Obligations (cost $6,461,143)		6,756,632

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

GOVERNMENTS-TREASURIES – 0.3%
United States – 0.3%
U.S. Treasury Notes 2.625%, 02/15/2029(g) (cost $5,384,333)	$5,077	$5,933,744

Total Investments — 97.6% (cost $1,694,273,116)		1,745,850,260
Other assets less liabilities—2.4%		42,266,723

Net Assets — 100.0%		$1,788,116,983

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	$1,957,732	$—	$1,957,732
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	1,179,658	—	1,179,658
USD	7,575	01/15/2030	1.587%	CPI#	Maturity	180,236	—	180,236
USD	7,575	01/15/2030	1.572%	CPI#	Maturity	192,767	—	192,767
USD	3,150	01/15/2030	1.731%	CPI#	Maturity	24,571	—	24,571
USD	3,150	01/15/2030	1.714%	CPI#	Maturity	30,552	—	30,552

						$3,565,516	$—	$3,565,516

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	3,157	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi- Annual	$149,325	$—	$149,325
USD	7,093	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi- Annual	353,785	—	353,785
USD	10,250	04/16/2034	3 Month LIBOR	2.673%	Quarterly/ Semi- Annual	2,511,867	—	2,511,867

						$3,014,977	$—	$3,014,977

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	169	$(56,375)	$(16,569)	$(39,806)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	560	(186,807)	(70,834)	(115,973)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	37	(12,343)	(4,539)	(7,804)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	93	(31,023)	(9,202)	(21,821)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,142	(380,952)	(139,159)	(241,793)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,151	(383,859)	(114,029)	(269,830)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,734	(578,433)	(167,374)	(411,059)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	216	(72,054)	(27,207)	(44,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,503	(501,376)	(140,816)	(360,560)

						$(2,203,222)	$(689,729)	$(1,513,493)

*	Termination date

INFLATION (CPI) SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	31,666	10/15/2020	2.208%	CPI	#	Maturity	$(483,756)	$—	$(483,756)
Barclays Bank PLC	USD	938	10/15/2020	2.210%	CPI	#	Maturity	(14,378)	—	(14,378)
Citibank, NA	USD	23,030	10/17/2020	2.220%	CPI	#	Maturity	(348,925)	—	(348,925)

								$(847,059)	$—	$(847,059)

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.120%	SIFMA	*	Quarterly/ Quarterly	$(952,947)	$—	$(952,947)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly/ Quarterly	(961,494)	—	(961,494)

								$(1,914,441)	$—	$(1,914,441)

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) 5.25%, 01/01/2024	11/13/2014	$1,251,084	$1,186,938	0.07%

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $29,087,089 or 1.6% of net assets.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.

(g)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.1% and 0.3%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

112 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2020

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,409,627,875		$6,092,292,632		$1,745,850,260
Cash	5,337,080		111,844,601		21,266,295
Cash collateral due from broker	6,260,863		16,914,976		6,706,250
Receivables:
Interest	17,182,953		72,752,626		22,080,800
Investment securities sold	– 0	–	180,000		– 0	–
Capital shares sold	857,757		6,870,130		1,138,396
Variation margin on centrally cleared swaps	26,825		94,533		– 0	–

Total assets	1,439,293,353		6,300,949,498		1,797,042,001

Liabilities
Payables:
Dividends to shareholders	688,026		3,692,305		1,028,199
Investment securities purchased	40,721,869		38,537,361		1,682,075
Capital shares redeemed	640,209		10,411,907		366,581
Management fee	469,536		1,775,463		592,030
Shareholder servicing fee	102,075		412,879		130,293
Distribution fee	22,396		83,493		40,698
Transfer Agent fee	5,168		28,814		6,727
Variation margin on centrally cleared swaps	– 0	–	– 0	–	4,590
Accrued expenses	81,040		332,532		109,103
Market value on credit default swaps(a)	1,577,781		6,596,323		2,203,222
Unrealized depreciation of interest rate swaps	1,397,497		6,444,607		1,914,441
Unrealized depreciation of inflation swaps	797,158		4,073,843		847,059

Total liabilities	46,502,755		72,389,527		8,925,018

Net Assets	$1,392,790,598		$6,228,559,971		$1,788,116,983

Cost of investments	$1,350,371,394		$5,805,304,547		$1,694,273,116

Net Assets Consist of:
Capital stock, at par	$95,930		$424,457		$127,404
Additional paid-in capital	1,351,521,514		5,982,432,668		1,755,196,708
Distributable earnings	41,173,154		245,702,846		32,792,871

	$1,392,790,598		$6,228,559,971		$1,788,116,983

(a)	Net premiums received of $501,109, $2,064,943 and $689,729, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Calculation of Maximum Offering Price
Municipal Class Shares
Net Assets	$1,243,746,838	$5,035,751,288	$1,585,884,205
Shares of capital stock outstanding	85,664,541	343,189,657	112,990,021

Net asset value, offering and redemption price per share	$14.52	$14.67	$14.04

Class A Shares
Net Assets	$82,317,978	$271,074,008	$117,873,565
Shares of capital stock outstanding	5,669,344	18,460,468	8,401,085

Net asset value and redemption price per share	$14.52	$14.68	$14.03
Sales charge—3.00% of public offering price	0.45	0.45	0.43

Maximum offering price	$14.97	$15.13	$14.46

Class C Shares
Net Assets	$6,586,386	$34,743,270	$19,813,028
Shares of capital stock outstanding	453,700	2,367,044	1,411,940

Net asset value and offering price per share	$14.52	$14.68	$14.03

Advisor Class Shares
Net Assets	$60,139,396	$377,082,076	$64,546,185
Shares of capital stock outstanding	4,142,155	25,715,910	4,601,354

Net asset value and offering price per share	$14.52	$14.66	$14.03

Class Z Shares
Net Assets		$509,909,329
Shares of capital stock outstanding		34,724,155

Net asset value and offering price per share		$14.68

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended September 30, 2020

	California Municipal Portfolio		Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$34,327,422		$169,659,705	$48,831,740

Total income	34,327,422		169,659,705	48,831,740

Expenses:
Management fee (see Note 2A)	5,593,006		21,617,562	7,273,255
Shareholder servicing fee (see Note 2B)	1,222,654		5,013,687	1,599,889
Custody and accounting fees	203,584		283,331	207,682
Transfer Agent fee – Non-Retail Class	27,632		119,260	38,329
Transfer Agent fee – Class A	23,667		101,336	42,784
Transfer Agent fee – Class B	– 0	–	2	– 0	–
Transfer Agent fee – Class C	2,834		16,277	8,779
Transfer Agent fee – Advisor Class	13,980		135,979	22,609
Transfer Agent fee – Class Z	– 0	–	118,178	– 0	–
Distribution fees – Class A	198,463		620,481	298,286
Distribution fees – Class B	– 0	–	6	– 0	–
Distribution fees – Class C	94,049		395,292	239,206
Directors’ fees and expenses	54,382		246,810	72,535
Auditing and tax fees	48,959		192,964	60,996
Registration fees	22,636		169,894	55,791
Legal fees	35,242		161,931	48,211
Printing fees	25,987		151,311	27,674
Miscellaneous	63,143		165,755	82,524

Total expenses	7,630,218		29,510,056	10,078,550

Net investment income	26,697,204		140,149,649	38,753,190

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	3,209,417		32,022,112	2,725,401
Swaps	(4,790,541)		(26,158,892)	(4,471,636)

Net realized gain (loss) on investment and foreign currency transactions	(1,581,124)		5,863,220	(1,746,235)

Net change in unrealized appreciation/depreciation of:
Investments	7,579,399		16,226,997	(20,643,500)
Swaps	1,913,730		18,709,731	2,638,229

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,493,129		34,936,728	(18,005,271)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	7,912,005		40,799,948	(19,751,506)

Net increase in net assets resulting from operations	$34,609,209		$180,949,597	$19,001,684

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets from Operations:
Net investment income	$26,697,204	$27,752,114
Net realized gain (loss) on investment and foreign currency transactions	(1,581,124)	2,185,232
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	9,493,129	38,639,199

Net increase in net assets resulting from operations	34,609,209	68,576,545

Distributions to Shareholders
Municipal Class	(24,351,450)	(25,801,371)
Class A	(1,430,864)	(1,333,213)
Class C	(99,775)	(141,286)
Advisor Class	(954,257)	(608,509)

Total distributions to shareholders	(26,836,346)	(27,884,379)

Capital-Share Transactions:
Net proceeds from sales of shares	319,192,474	251,711,411
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	20,636,412	22,365,096

Total proceeds from shares sold	339,828,886	274,076,507
Cost of shares redeemed	(291,077,178)	(279,403,332)

Net increase (decrease) in net assets from capital-share transactions	48,751,708	(5,326,825)

Net increase in net assets	56,524,571	35,365,341
Net Assets:
Beginning of period	1,336,266,027	1,300,900,686

End of period	$1,392,790,598	$1,336,266,027

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets From Operations:
Net investment income	$140,149,649	$156,808,962
Net realized gain (loss) on investment transactions	5,863,220	(4,229,797)
Net change in unrealized appreciation/depreciation of investments	34,936,728	240,290,230

Net increase in net assets resulting from operations	180,949,597	392,869,395

Distributions to Shareholders
Municipal Class	(113,116,688)	(125,152,990)
Class A	(5,075,417)	(4,858,512)
Class B	(7)	(84)
Class C	(513,838)	(718,042)
Advisor Class	(7,634,340)	(7,374,729)
Class Z	(13,827,214)	(19,206,609)

Total distributions to shareholders	(140,167,504)	(157,310,966)

Capital-Share Transactions:
Net proceeds from sales of shares	1,437,290,166	1,776,519,252
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	107,026,785	128,247,819

Total proceeds from shares sold	1,544,316,951	1,904,767,071
Cost of shares redeemed	(1,744,585,893)	(2,747,582,845)

Net decrease in net assets from capital-share transactions	(200,268,942)	(842,815,774)

Net decrease in net assets	(159,486,849)	(607,257,345)
Net Assets:
Beginning of period	6,388,046,820	6,995,304,165

End of period	$6,228,559,971	$6,388,046,820

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Year Ended 9/30/20	Year Ended 9/30/19
Increase (Decrease) in Net Assets From Operations:
Net investment income	$38,753,190	$40,670,749
Net realized gain (loss) on investment transactions	(1,746,235)	1,129,110
Net change in unrealized appreciation/depreciation of investments	(18,005,271)	62,813,507

Net increase in net assets resulting from operations	19,001,684	104,613,366

Distributions to Shareholders
Municipal Class	(35,160,186)	(36,768,289)
Class A	(2,395,768)	(2,499,757)
Class C	(300,634)	(392,368)
Advisor Class	(1,421,777)	(1,046,226)

Total distributions to shareholders	(39,278,365)	(40,706,640)

Capital-Share Transactions:
Net proceeds from sales of shares	293,320,188	290,002,495
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	30,166,953	32,240,255

Total proceeds from shares sold	323,487,141	322,242,750
Cost of shares redeemed	(348,266,278)	(375,907,447)

Net increase (decrease) in net assets from capital-share transactions	(24,779,137)	(53,664,697)

Net increase (decrease) in net assets	(45,055,818)	10,242,029
Net Assets:
Beginning of period	1,833,172,801	1,822,930,772

End of period	$1,788,116,983	$1,833,172,801

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2020

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 15 portfolios each with its own investment objective. Class B and Class T shares have been authorized but currently are not offered. Effective August 2, 2019, sales of Class B shares were suspended. On November 7, 2019, all remaining outstanding Class B shares of the Portfolios were converted to Class A shares. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accord-

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ance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2020:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,363,792,783		$0	(a)	$1,363,792,783
Short-Term Municipal Notes		– 0	–	38,305,648		– 0	–	38,305,648
Collateralized Mortgage Obligations		– 0	–	4,787,556		– 0	–	4,787,556
Governments—Treasuries		– 0	–	2,741,888		– 0	–	2,741,888

Total Investments in Securities		– 0	–	1,409,627,875		– 0	–	1,409,627,875
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	2,623,100		– 0	–	2,623,100 (c)
Centrally Cleared Interest Rate Swaps		– 0	–	538,012		– 0	–	538,012 (c)
Liabilities:
Credit Default Swaps		– 0	–	(1,577,781)		– 0	–	(1,577,781)
Inflation (CPI) Swaps		– 0	–	(797,158)		– 0	–	(797,158)
Interest Rate Swaps		– 0	–	(1,397,497)		– 0	–	(1,397,497)

Total	$	– 0	–	$1,409,016,551	$	– 0	–	$1,409,016,551

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,928,525,076	$	– 0	–	$5,928,525,076
Short-Term Municipal Notes		– 0	–	20,576,603		– 0	–	20,576,603
Governments—Treasuries		– 0	–	122,001,919		– 0	–	122,001,919
Collateralized Mortgage Obligations		– 0	–	21,189,034		– 0	–	21,189,034

Total Investments in Securities		– 0	–	6,092,292,632		– 0	–	6,092,292,632
Other Financial Instruments(b):
Assets
Centrally Cleared Inflation (CPI) Swaps		– 0	–	12,569,131		– 0	–	12,569,131	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	9,061,526		– 0	–	9,061,526	(c)
Liabilities:
Credit Default Swaps		– 0	–	(6,596,323)		– 0	–	(6,596,323)
Inflation (CPI) Swaps		– 0	–	(4,073,843)		– 0	–	(4,073,843)
Interest Rate Swaps		– 0	–	(6,444,607)		– 0	–	(6,444,607)

Total	$	– 0	–	$6,096,808,516	$	– 0	–	$6,096,808,516

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,733,159,884	$	– 0	–	$1,733,159,884
Collateralized Mortgage Obligations		– 0	–	6,756,632		– 0	–	6,756,632
Governments—Treasuries		– 0	–	5,933,744		– 0	–	5,933,744

Total Investments in Securities		– 0	–	1,745,850,260		– 0	–	1,745,850,260
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	3,565,516		– 0	–	3,565,516	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	3,014,977		– 0	–	3,014,977	(c)
Liabilities:
Credit Default Swaps		– 0	–	(2,203,222)		– 0	–	(2,203,222)
Inflation (CPI) Swaps		– 0	–	(847,059)		– 0	–	(847,059)
Centrally Cleared Interest Rate Swaps		– 0	–	(1,914,441)		– 0	–	(1,914,441	)(c)

Total	$	– 0	–	$1,747,466,031	$	– 0	–	$1,747,466,031

(a)	The Portfolio held securities with zero market value at period end.

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(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery

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basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

During the current fiscal year, there were no permanent differences that resulted in adjustments to undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions, or additional paid-in capital.

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NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the

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Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2020, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,110; Diversified Municipal Portfolio, $176,006; and New York Municipal Portfolio, $21,373.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to

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the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to both Class B and Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,330,363
Diversified Municipal	3,264,836
New York Municipal	2,403,217

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of

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Class A and Class C shares for the year ended September 30, 2020, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A	Class C
California Municipal	$128		$6,424	$2,796
Diversified Municipal	287		75,370	1,203
New York Municipal	– 0	–	3,164	556

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2020, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$266,660,478	$19,687,729	$189,555,650	$30,645,057
Diversified Municipal	1,073,731,031	169,792,075	1,412,330,316	115,204,331
New York Municipal	265,528,512	57,051,938	271,312,040	58,780,779

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation
Portfolio	Cost	Appreciation	(Depreciation)	(Depreciation)
California Municipal	$1,350,372,625	$68,216,404	$(7,951,989)	$60,264,415
Diversified Municipal	5,805,304,547	334,652,718	(36,454,629)	298,198,089
New York Municipal	1,694,273,116	74,248,711	(18,912,862)	55,335,849

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”)

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amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2020, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Portfolios held credit default swaps for non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require

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the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2020, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$3,161,112	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$797,158

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,397,497

Credit contracts				Market value on credit default swaps	1,577,781

Total		$3,161,112			$3,772,436

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,946,592)	$3,105,178

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	156,051	(1,191,448)

Total		$(4,790,541)	$1,913,730

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Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$ 21,630,657	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$ 4,073,843

Interest rate contracts				Unrealized depreciation on interest rate swaps	6,444,607

Credit contracts				Market value on credit default swaps	6,596,323

Total		$ 21,630,657			$ 17,114,773

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(26,614,892)	$23,690,181

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	456,000	(4,980,450)

Total		$(26,158,892)	$18,709,731

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New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$6,580,493	*

Interest rate contracts				Unrealized depreciation on inflation swaps	$847,059

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,914,441

Credit contracts				Market value on credit default swaps	2,203,222

Total		$6,580,493			$4,964,722

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,689,310)	$4,301,738

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	217,674	(1,663,509)

Total		$(4,471,636)	$2,638,229

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The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2020:

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$24,790,000
Inflation Swaps:
Average notional amount	$109,207,692
Centrally Cleared Interest Rate Swaps:
Average notional amount	$61,358,769
Centrally Cleared Inflation Swaps:
Average notional amount	$75,296,923
Credit Default Swaps:
Average notional amount of sale contracts	$4,730,000

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$114,320,000
Inflation Swaps:
Average notional amount	$567,275,385
Centrally Cleared Interest Rate Swaps:
Average notional amount	$301,676,923
Centrally Cleared Inflation Swaps:
Average notional amount	$330,176,538
Credit Default Swaps:
Average notional amount of sale contracts	$19,775,000
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$61,548,750	(a)

(a)	Positions were open for four months during the year.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$33,960,000
Inflation Swaps:
Average notional amount	$120,162,538
Centrally Cleared Interest Rate Swaps:
Average notional amount	$131,400,769
Centrally Cleared Inflation Swaps:
Average notional amount	$104,456,923
Credit Default Swaps:
Average notional amount of sale contracts	$6,605,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under

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ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Barclays Bank PLC	$548,229	$	– 0	–	$	– 0	–	$(548,229)		$	– 0	–
Citibank, NA	1,646,426		– 0	–		(1,646,426)		– 0	–		– 0	–
Citigroup Global Markets, Inc.	507,046		– 0	–		(507,046)		– 0	–		– 0	–
Credit Suisse International	711,799		– 0	–		(577,000)		– 0	–		134,799
Goldman Sachs International	358,936		– 0	–		– 0	–	(358,936)			– 0	–

Total	$3,772,436	$	– 0	–		$(2,730,472)		$(907,165)			$134,799	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$2,797,683	$	– 0	–	$	– 0	–	$(2,797,683)	$	– 0	–
Citibank, NA	7,720,767		– 0	–		(1,520,000)		(6,200,767)		– 0	–
Citigroup Global Markets, Inc.	727,878		– 0	–		– 0	–	(612,074)		115,804
Credit Suisse International	4,151,492		– 0	–		– 0	–	(4,110,728)		40,764
Goldman Sachs International	1,716,953		– 0	–		– 0	–	(1,706,375)		10,578

Total	$17,114,773	$	– 0	–		$(1,520,000)		$(15,427,627)		$167,146	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

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^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio
Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*		Security Collateral Pledged*	Net Amount of Derivative Liabilities
Barclays Bank PLC	$498,134	$	– 0	–	$(303,000)		$(195,134)	$	– 0	–
Citibank, NA	2,263,366		– 0	–	(330,000)		(1,933,366)		– 0	–
Citigroup Global Markets, Inc.	243,182		– 0	–	– 0	–	(243,182)		– 0	–
Credit Suisse International	1,386,610		– 0	–	(715,200)		(578,531)		92,879
Goldman Sachs International	573,430		– 0	–	– 0	–	(573,430)		– 0	–

Total	$4,964,722	$	– 0	–	$(1,348,200)		$(3,523,643)		$92,879	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

Portfolio	2020		2019
California Municipal
Distributions paid from:
Ordinary income	$1,183,018		$744,579
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,183,018		744,579
Tax exempt distributions	25,653,328		27,139,800

Total distributions paid	$26,836,346		$27,884,379

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Portfolio	2020		2019
Diversified Municipal
Distributions paid from:
Ordinary income	$5,117,332		$3,960,366
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	5,117,332		3,960,366
Tax exempt distributions	135,050,172		153,350,600

Total distributions paid	$140,167,504		$157,310,966

New York Municipal
Distributions paid from:
Ordinary income	$1,513,510		$709,436
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	1,513,510		709,436
Tax exempt distributions	37,764,855		39,997,204

Total distributions paid	$39,278,365		$40,706,640

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other Losses(a)	Unrealized Appreciation (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
California Municipal	$	– 0	–	$(18,403,235)	$60,264,415	$41,861,180
Diversified Municipal		– 0	–	(48,678,056)	298,073,206	249,395,150
New York Municipal		– 0	–	(21,374,943)	55,196,012	33,821,069

(a)

As of September 30, 2020, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2020, Diversified Municipal Portfolio utilized capital loss carryforwards of $5,624,338 to offset current year net realized gains. As of September 30, 2020, California Municipal, Diversified Municipal, and New York Municipal deferred $566,565, $1,252,408, and $463,594 respectively, in late year losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of swaps.

(c)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$6,369,214	$11,467,456
Diversified Municipal	34,406,093	13,019,555
New York Municipal	7,767,954	13,143,395

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NOTE 5.

Risks Involved in Investing in the Portfolios

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These

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factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. The New York Municipal Portfolio and California Municipal Portfolio invest primarily in securities issued by the State of New York and California, respectively, and their various political subdivisions, and the performance of each of these Portfolios is closely tied to economic conditions within the applicable state and the financial condition of that state and its agencies and municipalities. With the financial services sector contributing a significant portion of New York State’s wages, the state’s economy is especially vulnerable to adverse events affecting the financial markets. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in the municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of

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Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of its assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investment risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investment risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause a Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for

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unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or

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central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer

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of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or

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changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

Share transactions for each Portfolio for the years ended September 30, 2020 and September 30, 2019, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Municipal Class Shares
Shares sold	18,304,334	12,928,290	$262,591,109	$184,194,182

Shares issued to shareholders on reinvestment of dividends	1,319,973	1,474,302	18,912,474	20,950,998

Shares redeemed	(17,939,347)	(15,486,708)	(257,212,852)	(219,495,303)

Net increase (decrease)	1,684,960	(1,084,116)	$24,290,731	$(14,350,123)

Class A Shares
Shares sold	1,531,470	2,536,051	$21,731,549	$35,954,332

Shares issued to shareholders on reinvestment of dividends	67,572	62,872	967,916	893,424

Shares converted from Class C	196,520	51,863	2,841,205	742,550

Shares redeemed	(1,240,749)	(3,074,899)	(17,837,021)	(43,156,376)

Net increase (decrease)	554,813	(424,113)	$7,703,649	$(5,566,070)

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	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Class C Shares
Shares sold	58,513	112,203	$830,225	$1,593,064

Shares issued to shareholders on reinvestment of dividends	4,847	6,860	69,332	97,377

Shares converted to Class A	(196,607)	(51,890)	(2,841,205)	(742,550)

Shares redeemed	(168,563)	(161,578)	(2,419,241)	(2,282,112)

Net decrease	(301,810)	(94,405)	$(4,360,889)	$(1,334,221)

Advisor Class Shares
Shares sold	2,177,882	2,054,790	$31,198,386	$29,227,283

Shares issued to shareholders on reinvestment of dividends	47,880	29,669	686,690	423,297

Shares redeemed	(751,491)	(974,629)	(10,766,859)	(13,726,991)

Net increase	1,474,271	1,109,830	$21,118,217	$15,923,589

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Municipal Class Shares
Shares sold	65,669,903	71,948,197	$953,324,442	$1,029,141,360

Shares issued to shareholders on reinvestment of dividends and distributions	5,921,505	7,042,616	85,677,553	100,873,642

Shares redeemed	(70,962,829)	(126,452,629)	(1,027,322,105)	(1,808,272,056)

Net increase (decrease)	628,579	(47,461,816)	$11,679,890	$(678,257,054)

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Diversified Municipal Portfolio
Shares	Amount
Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Class A Shares
Shares sold	8,506,533	5,739,478	$123,402,971	$82,412,218

Shares issued to shareholders on reinvestment of dividends and distributions	216,415	214,484	3,136,627	3,080,580

Shares converted from Class B	396	262	5,757	3,744

Shares converted from Class C	668,163	605,360	9,741,190	8,810,728

Shares redeemed	(6,973,908)	(6,555,115)	(100,315,358)	(93,719,101)

Net increase	2,417,599	4,469	$35,971,187	$588,169

Class B Shares
Shares sold	– 0	–	35	$	– 0	–	$501

Shares issued to shareholders on reinvestment of dividends and distributions	0	(a)	6	5	84

Shares converted to Class A	(396)	(262)	(5,757)	(3,744)

Net decrease	(396)	(221)	$(5,752)	$(3,159)

Class C Shares
Shares sold	619,068	298,388	$8,996,206	$4,238,301

Shares issued to shareholders on reinvestment of dividends and distributions	26,548	35,943	383,891	515,643

Shares converted to Class A	(668,532)	(605,477)	(9,741,190)	(8,810,728)

Shares redeemed	(503,171)	(844,675)	(7,258,503)	(12,024,975)

Net decrease	(526,087)	(1,115,821)	$(7,619,596)	$(16,081,759)

Advisor Class Shares
Shares sold	17,082,408	12,216,646	$246,673,652	$175,161,720

Shares issued to shareholders on reinvestment of dividends and distributions	354,933	384,603	5,133,286	5,476,519

Shares redeemed	(10,848,498)	(47,732,927)	(156,298,402)	(671,607,354)

Net increase (decrease)	6,588,843	(35,131,678)	$95,508,536	$(490,969,115)

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	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Class Z Shares
Shares sold	6,546,888	33,710,436	$95,145,948	$476,750,680

Shares issued to shareholders on reinvestment of dividends and distributions	877,402	1,273,094	12,695,423	18,301,351

Shares redeemed	(30,613,937)	(10,685,708)	(443,644,578)	(153,144,887)

Net increase (decrease)	(23,189,647)	24,297,822	$(335,803,207)	$341,907,144

(a)	Amount is less than one share.

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Municipal Class Shares
Shares sold	16,023,100	16,043,510	$225,273,454	$223,685,478

Shares issued to shareholders on reinvestment of dividends	1,967,243	2,129,452	27,519,363	29,694,533

Shares redeemed	(19,922,598)	(22,437,933)	(278,806,797)	(312,291,972)

Net decrease	(1,932,255)	(4,264,971)	$(26,013,980)	$(58,911,961)

Class A Shares
Shares sold	1,767,847	1,683,483	$25,013,436	$23,261,061

Shares issued to shareholders on reinvestment of dividends	107,527	113,597	1,503,374	1,583,798

Shares converted from Class C	387,315	159,137	5,461,252	2,246,607

Shares redeemed	(2,309,293)	(2,367,967)	(32,190,853)	(32,862,898)

Net decrease	(46,604)	(411,750)	$(212,791)	$(5,771,432)

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	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/20	Year Ended 9/30/19

Class C Shares
Shares sold	111,298	121,008	$1,575,487	$1,689,386

Shares issued to shareholders on reinvestment of dividends	16,401	21,831	229,424	304,006

Shares converted to Class A	(387,150)	(159,124)	(5,461,252)	(2,246,607)

Shares redeemed	(243,682)	(532,918)	(3,412,751)	(7,365,151)

Net decrease	(503,133)	(549,203)	$(7,069,092)	$(7,618,366)

Advisor Class Shares
Shares sold	2,556,570	2,812,340	$35,996,559	$39,119,963

Shares issued to shareholders on reinvestment of dividends	65,496	47,090	914,792	657,918

Shares redeemed	(2,056,078)	(1,529,801)	(28,394,625)	(21,140,819)

Net increase	565,988	1,329,629	$8,516,726	$18,637,062

NOTE 7.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.44	$ 13.99	$ 14.33	$ 14.59	$ 14.40

Income From Investment Operations

Net investment income(a)	.26	.28	.28	.27	.28	(b)

Net realized and unrealized gain (loss) on investment transactions	.08	.46	(.34)	(.26)	.19

Total from investment operations	.34	.74	(.06)	.01	.47

Less: Dividends

Dividends from net investment income	(.26)	(.29)	(.28)	(.27)	(.28)

Net asset value, end of period	$ 14.52	$ 14.44	$ 13.99	$ 14.33	$ 14.59

Total Return

Total investment return based on net asset value(c)	2.39%	5.30%	(.33)%	.04%	3.24	%(b)
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$82,318	$73,875	$77,469	$83,361	$92,258

Average net assets (000 omitted)	$79,385	$66,990	$85,754	$85,429	$92,455

Ratio to average net assets of:

Expenses	.73%	.73%	.75%	.76%	.83%

Net investment income	1.79%	1.98%	1.98%	1.90%	1.89	%(b)

Portfolio turnover rate	16%	24%	38%	17%	12%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.44	$ 13.98	$ 14.32	$ 14.59	$ 14.40

Income From Investment Operations

Net investment income(a)	.15	.18	.17	.17	.17	(b)

Net realized and unrealized gain (loss) on investment transactions	.08	.46	(.33)	(.28)	.19

Total from investment operations	.23	.64	(.16)	(.11)	.36

Less: Dividends

Dividends from net investment income	(.15)	(.18)	(.18)	(.16)	(.17)

Net asset value, end of period	$ 14.52	$ 14.44	$ 13.98	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(c)	1.62%	4.59%	(1.15)%	(.71)%	2.48	%(b)
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$6,586	$10,910	$11,886	$17,028	$22,273

Average net assets (000 omitted)	$9,405	$11,297	$14,022	$20,405	$21,831

Ratio to average net assets of:

Expenses	1.48%	1.49%	1.50%	1.52%	1.58%

Net investment income	1.05%	1.24%	1.23%	1.16%	1.15	%(b)

Portfolio turnover rate	16%	24%	38%	17%	12%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30,				July 25, 2016(d) to September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.44	$ 13.99	$ 14.32	$ 14.59	$ 14.65

Income From Investment Operations

Net investment income(a)	.29	.31	.32	.31	.05	(b)

Net realized and unrealized gain (loss) on investment transactions	.08	.46	(.33)	(.27)	(.06)

Total from investment operations	.37	.77	(.01)	.04	(.01)

Less: Dividends

Dividends from net investment income	(.29)	(.32)	(.32)	(.31)	(.05)

Net asset value, end of period	$ 14.52	$ 14.44	$ 13.99	$ 14.32	$ 14.59

Total Return

Total investment return based on net asset value(c)	2.65%	5.56%	(.08)%	.30%	(.04	)%(b)
Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$60,140	$38,534	$21,792	$12,903	$3,266

Average net assets (000 omitted)	$46,691	$27,392	$17,250	$9,154	$204

Ratio to average net assets of:

Expenses	.49%	.48%	.50%	.49%	.85	%(e)

Net investment income	2.03%	2.21%	2.24%	2.17%	1.77	%(b)(e)

Portfolio turnover rate	16%	24%	38%	17%	12%
See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.58	$ 14.06	$ 14.44	$ 14.68	$ 14.48

Income From Investment Operations

Net investment income(a)	.30	.31	.27	.25	.25	(b)

Net realized and unrealized gain (loss) on investment transactions	.10	.53	(.38)	(.24)	.20

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–

Total from investment operations	.40	.84	(.11)	.01	.45

Less: Dividends

Dividends from net investment income	(.30)	(.32)	(.27)	(.25)	(.25)

Net asset value, end of period	$ 14.68	$ 14.58	$ 14.06	$ 14.44	$ 14.68

Total Return

Total investment return based on net asset value(c)	2.78%	5.99%	(.73)%	.11%	3.14	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$271,074	$233,833	$225,477	$342,340	$450,882

Average net assets (000 omitted)	$248,192	$221,783	$286,472	$378,242	$462,433

Ratio to average net assets of:

Expenses	.67%	.66%	.73%	.75%	.79%

Net investment income	2.04%	2.18%	1.92%	1.75%	1.73	%(b)

Portfolio turnover rate	20%	22%	23%	25%	11%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Year Ended September 30,
2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.57	$ 14.05	$ 14.44	$ 14.68	$ 14.48

Income From Investment Operations

Net investment income(a)	.19	.20	.17	.14	.14	(b)

Net realized and unrealized gain (loss) on investment transactions	.11	.53	(.39)	(.24)	.20

Contributions from affiliates	– 0	–	– 0	–	– 0	–	.00	(f)	– 0	–

Total from investment operations	.30	.73	(.22)	(.10)	.34

Less: Dividends

Dividends from net investment income	(.19)	(.21)	(.17)	(.14)	(.14)

Net asset value, end of period	$ 14.68	$ 14.57	$ 14.05	$ 14.44	$ 14.68

Total Return

Total investment return based on net asset value(c)	2.07%	5.20%	(1.54)%	(.64)%	2.37	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$34,743	$42,152	$56,339	$73,746	$108,640

Average net assets (000 omitted)	$39,529	$50,386	$64,699	$89,853	$113,511

Ratio to average net assets of:

Expenses	1.43%	1.43%	1.48%	1.50%	1.55%

Net investment income	1.30%	1.42%	1.17%	1.00%	.98	%(b)

Portfolio turnover rate	20%	22%	23%	25%	11%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.55	$ 14.04	$ 14.42	$ 14.66	$ 14.47

Income From Investment Operations

Net investment income(a)	.33	.34	.31	.29	.29	(b)

Net realized and unrealized gain (loss) on investment transactions	.11	.52	(.38)	(.24)	.19

Total from investment operations	.44	.86	(.07)	.05	.48

Less: Dividends

Dividends from net investment income	(.33)	(.35)	(.31)	(.29)	(.29)

Net asset value, end of period	$ 14.66	$ 14.55	$ 14.04	$ 14.42	$ 14.66

Total Return

Total investment return based on net asset value(c)	3.11%	6.20%	(.48)%	.36%	3.36	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$377,082	$278,371	$761,637	$1,163,196	$1,127,335

Average net assets (000 omitted)	$332,267	$306,629	$1,161,023	$1,112,997	$1,108,033

Ratio to average net assets of:

Expenses	.43%	.43%	.48%	.50%	.56%

Net investment income	2.29%	2.40%	2.17%	2.01%	1.96	%(b)

Portfolio turnover rate	20%	22%	23%	25%	11%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class Z
	Year Ended September 30,		July 2, 2018(d) to September 30, 2018
	2020	2019

Net asset value, beginning of period	$ 14.58	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	.10	.53	(.10)

Total from investment operations	.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.34)	(.36)	(.07)

Net asset value, end of period	$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(c)	3.08%	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$509,910	$844,127	$472,528

Average net assets (000 omitted)	$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.39%	.38%	.40	%(e)(g)

Net investment income	2.34%	2.47%	2.49	%(e)(g)

Portfolio turnover rate	20%	22%	23%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.10

Income From Investment Operations

Net investment income(a)	.28	.29	.28	.27	.29	(b)

Net realized and unrealized gain (loss) on investment transactions	(.14)	.49	(.39)	(.26)	.23

Total from investment operations	.14	.78	(.11)	.01	.52

Less: Dividends

Dividends from net investment income	(.28)	(.29)	(.28)	(.27)	(.29)

Net asset value, end of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	1.03%	5.74%	(.77)%	.08%	3.68	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$117,874	$119,718	$121,201	$141,325	$181,488

Average net assets (000 omitted)	$119,315	$121,023	$130,420	$155,464	$182,379

Ratio to average net assets of:

Expenses	.72%	.74%	.73%	.76%	.82%

Net investment income	1.98%	2.06%	2.03%	1.92%	2.03	%(b)

Portfolio turnover rate	18%	18%	23%	23%	17%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Year Ended September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.10

Income From Investment Operations

Net investment income(a)	.17	.18	.18	.16	.18	(b)

Net realized and unrealized gain (loss) on investment transactions	(.13)	.49	(.39)	(.26)	.23

Total from investment operations	.04	.67	(.21)	(.10)	.41

Less: Dividends

Dividends from net investment income	(.18)	(.18)	(.18)	(.16)	(.18)

Net asset value, end of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	.27%	4.95%	(1.50)%	(.67)%	2.91	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$19,813	$27,143	$33,716	$42,821	$56,849

Average net assets (000 omitted)	$23,921	$29,799	$38,176	$49,277	$57,855

Ratio to average net assets of:

Expenses	1.48%	1.49%	1.48%	1.51%	1.57%

Net investment income	1.23%	1.31%	1.28%	1.17%	1.28	%(b)

Portfolio turnover rate	18%	18%	23%	23%	17%

See footnote summary on page 162.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30,				July 25, 2016(d) to September 30,
	2020	2019	2018	2017	2016

Net asset value, beginning of period	$ 14.17	$ 13.68	$ 14.07	$ 14.33	$ 14.37

Income From Investment Operations

Net investment income(a)	.31	.32	.32	.30	.06	(b)

Net realized and unrealized gain (loss) on investment transactions	(.13)	.49	(.39)	(.26)	(.04)

Total from investment operations	.18	.81	(.07)	.04	.02

Less: Dividends

Dividends from net investment income	(.32)	(.32)	(.32)	(.30)	(.06)

Net asset value, end of period	$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Total Return

Total investment return based on net asset value(c)	1.28%	6.00%	(.51)%	.35%	.12	%(b)

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$64,546	$57,173	$37,003	$26,267	$3,226

Average net assets (000 omitted)	$63,077	$45,530	$32,710	$15,836	$205

Ratio to average net assets of:

Expenses	.47%	.49%	.48%	.50%	.67	%(e)

Net investment income	2.22%	2.30%	2.28%	2.18%	2.38	%(b)(e)

Portfolio turnover rate	18%	18%	23%	23%	17%

(a)	Based on average shares outstanding.
(b)	For the year ended September 30, 2016, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

Portfolio	Net Investment Income Per Share	Net Investment Income Ratio	Total Return
California Municipal	$.001	.01%	.01%
Diversified Municipal	$.001	.004%	.004%
New York Municipal	$.001	.01%	.01%

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Commencement of distributions.

(e)	Annualized.

(f)	Amount is less than $.005.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (three of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

R.B. (Guy) Davidson III, Senior Vice President(3)^

Terrance T. Hults, Senior Vice President(3)

Matthew J. Norton, Senior Vice President(3)

Andrew D. Potter, Vice President(3)

Emilie D. Wrapp, Secretary

Michael B. Reyes, Senior Analyst Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Fair Value Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Davidson, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A,C and Advisor Class shares only.

^	Mr. Davidson is expected to retire from the Adviser on December 30, 2020.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of the Board 69 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,# 67 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

William Kristol,# 67 (2013)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Shalem Foundation; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 58 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 71 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

*

The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Fair Value Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Beata D. Kirr, 46	President	See biography above

R.B. (Guy) Davidson III^, 59	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Terrance T. Hults, 54	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Matthew J. Norton, 37	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Andrew D. Potter, 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

^	Mr. Davidson is expected to retire from the Adviser on December 30, 2020.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

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BOARD CONSIDERATION OF INVESTMENT

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dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment

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Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

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Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

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BOARD CONSIDERATION OF INVESTMENT

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In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The

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Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any

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BOARD CONSIDERATION OF INVESTMENT

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economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an

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BOARD CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

additional annual term, without change to the contractual fee schedules of the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

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Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL EQUITY (continued)

GROWTH

Concentrated International Growth Portfolio

Sustainable International Thematic Fund

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio1

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

FIXED INCOME (continued)

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 5, 2020, Tax-Aware Fixed Income Opportunities Portfolio was named Tax-Aware Fixed Income Portfolio.

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NOTES

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NOTES

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NOTES

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0920

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2020

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at 800.221.5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-PORT may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 16, 2020

On the following pages, you will find the 2020 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2020, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equities recorded positive returns over the six-and 12-month periods ended September 30, 2020. Led by a strong US rally, global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials.

Equity markets have been notable in their narrowness in this period, with technology stocks globally meaningfully outperforming all other sectors, and resulting in historic concentration across market indices.

Global fixed-income market returns were likewise strong, but volatile over the periods. Helped by unprecedented monetary and fiscal stimulus that combated market illiquidity, risk assets rebounded. Developed- and emerging-market investment-grade corporate bonds led, followed by high-yield bonds, as investors searched for higher yields in a period of falling interest rates.

Despite the recovery over the last six months, numerous concerns continue to plague global markets. Rising COVID-19 cases across much of the developed world are triggering a new round of containment measures and reinforcing fears about the pace of the recovery. Add in the transition to a new presidential administration and the ongoing US-China trade tensions, and uncertainty is expected to weigh on global markets for the foreseeable future.

As always, our portfolio teams are focused on balancing the opportunity for long term growth with managing risk in the short term. We believe that balance today is more important than ever. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success. Thank you for your continued interest in the Portfolios.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]

Please note that information for the International, Tax-Managed International, Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known

(Portfolio Manager Commentary continued on next page)

2020 Annual Report	1

Portfolio Manager Commentary (continued)

as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (“DAA”) service is intended to reduce a Private Client’s account portfolio volatility during sustained periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over the six-month period, all Overlay Portfolios detracted from the returns of a typical Private Client account, while reducing overall volatility. Over the 12-month period, all Overlay Portfolios detracted from the returns of a typical Private Client account. Over the same period, Overlay A, Tax-Aware Overlay A, Tax-Aware Overlays B, C, and N reduced volatility of a Private Client account, while Overlay B had little impact on volatility.

The tables on pages 11–13 show each Portfolio’s performance compared to its respective primary and composite benchmark, for the six- and 12-month periods ended September 30, 2020. The primary benchmarks are as follows: Overlay A and Tax-Aware Overlay A Portfolios, the Standard and Poor’s (“S&P”) 500 Index; Overlay B Portfolio, the Bloomberg Barclays Global Aggregate Bond Index (USD hedged); Tax-Aware Overlay B, C and N Portfolios, the Bloomberg Barclays 5-Year General Obligation (“GO”) Municipal Bond Index.

Over the 12-month period, all Portfolios trailed their composite benchmarks, and all Portfolios except Overlay B trailed for the six-month period. Relative underperformance was attributed to a combination of dynamic allocation decisions and active security selection. Within security selection, the most notable detractors across both periods were the Emerging Market Equities, US Strategic Equities and Municipal Bonds strategies, which trailed their respective benchmarks. Conversely, the International Equities strategy contributed to performance over both periods.

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Portfolio Manager Commentary (continued)

Additionally, the Portfolios’ Senior Investment Management Team employs dynamic allocation shifts based on the relative attractiveness or unattractiveness across a number of global asset classes. The Portfolios entered the fourth quarter of 2019 underweight equities as concerns around decelerating global growth and equity valuations rose. In March of 2020, the Portfolios made their most rapid and largest de-risk since inception as the COVID-19 crisis expanded globally. The Portfolios then gradually reduced their underweight to a modest overweight position by the end of the second quarter of 2020. Due to the extreme speed of the recovery after the March sell-off the Portfolios lagged, as they were underweight to equities over the period. The Portfolios ended the reporting period with a modest underweight to equities, as a resurgence of COVID-19 in major economies, receding hopes of additional US fiscal stimulus, and amplified uncertainty surrounding the US presidential election led to renewed market volatility. Over both periods, the Portfolios maintained an underweight to US equities. Over the course of the periods, US equity markets meaningfully outperformed all other equity regions, which negatively impacted the Portfolios.

The Portfolios use derivatives largely (for hedging and investment purposes) to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. All Portfolios used derivatives for hedging and investment purposes. Credit default swaps and currency forwards added to absolute returns for both periods for all Portfolios except Overlay B. Written options detracted for both periods for all Portfolios except Overlay B. Futures detracted for the 12-month period for all Portfolios except Overlay B, and for all Portfolios except Overlay B and Tax-Aware Overlay B in the six-month period. Purchased options added for the 12-month period for all Portfolios, and had an immaterial impact for the six-month period for all Portfolios, although they detracted for Overlay B. Interest rate swaps added for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N for both periods, although they detracted for Overlay B for the 12-month period. Inflation swaps detracted for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N for the 12-month period and added for the six-month period. Overlay B used purchased swaptions, which detracted for the 12-month period and added for the six-month period, as well as written swaptions, which added for both periods, and total return swaps, which detracted for both periods.

Market Review and Investment Strategy

US, international and emerging-market equities recorded positive returns for the 12-month period ended September 30, 2020. Led by a strong US rally, global equity markets erased losses from March when the COVID-19 pandemic triggered a sharp decline from all-time highs. Investor optimism was supported by expanded monetary and fiscal stimulus, signs of encouraging economic data, and news that several potential vaccines had reached advanced trials. Equity markets suffered a setback at the end of the period as volatility and style rotation, including a broad sell-off of mega-cap technology stocks, prevailed. Rising COVID-19 cases across much of the developed world triggered a new round of containment measures and reinforced concerns about the pace of the recovery. Continued failure to agree on additional fiscal stimulus in the US, the possibility of a chaotic outcome to the US election and growing US-China tensions also weighed on global markets. In the US, large-caps performed significantly better than small-caps and growth stocks have outperformed their value-style peers in most categories and time periods.

Global fixed-income market returns were positive yet volatile over the 12-month period. Central banks and governments enacted an unprecedented amount of monetary and fiscal stimulus to combat market illiquidity and cushion the negative economic impact of COVID-19, which set the stage for a rebound in risk assets following the sell-off that started in March. Government bonds rallied as interest rates were slashed. Developed- and emerging-market investment-grade corporate bonds led gains, followed by emerging- and developed-market high-yield corporate bonds, as investors searched for higher yields in a period of falling interest rates. Securitized assets advanced, while emerging-market sovereign bonds were slightly positive and emerging-market local bonds fell somewhat during the period. The US dollar fell against most major developed-market currencies and was mixed against emerging-market currencies. Brent crude oil prices fell more than 25% as demand slowed sharply and demand outlook was uncertain.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily

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based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2020, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.29% and 0.01%, respectively, for Tax-Aware Overlay B Portfolio; 3.16% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 6.29% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P® 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Barclays Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg Barclays 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg Commodity Index is made up of 22 exchange-traded futures on physical commodities. The Bloomberg Barclays US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays 1-10 Year US TIPS Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg Barclays 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg Barclays US Aggregate Bond, 10% Bloomberg Barclays Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg Barclays US Aggregate Bond. The Composite Benchmark for Overlay B is 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg Barclays US Aggregate Bond, 24.5% Bloomberg Barclays Global Aggregate Bond (USD hedged), 21% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B is 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg Barclays 1-10 Year Municipal Bond, 28% Bloomberg Barclays 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay C and N is 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg Barclays 1-10 Year US TIPS, 42% Bloomberg Barclays 1-10 Year Municipal Bond.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg Commodity, the Bloomberg Barclays US Aggregate Bond, Bloomberg Barclays 1-10 Year US TIPS, Bloomberg Barclays 1-10 Year Municipal Bond and Bloomberg Barclays Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

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Disclosures and Risks (continued)

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Cybersecurity Risk: Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities markets. Certain governments and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest-rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “UK”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The UK left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the UK’s withdrawal from the EU, became law in the UK on January 23, 2020. The uncertainty surrounding the effect of the UK ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the UK and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolios’ assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as

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Disclosures and Risks (continued)

intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline

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Disclosures and Risks (continued)

because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest

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Disclosures and Risks (continued)

rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the US corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Like many US states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was

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Disclosures and Risks (continued)

particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios:

Portfolio Turnover Risk: Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, then “Mutual Fund and Money Market Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1[2]	16.14%	-0.45%	3.90%	4.75%	5.28%
Return after taxes on Distributions[3]	16.14%	-0.80%	3.35%	4.00%	4.57%
Return after taxes on Distributions and sale of shares[3]	9.55%	-0.05%	2.98%	3.64%	4.10%
Overlay A Portfolio Class 2[2]	16.30%	-0.25%	4.12%	4.96%	5.49%
Return after taxes on Distributions[3]	16.30%	-0.65%	3.53%	4.16%	4.73%
Return after taxes on Distributions and sale of shares[3]	9.65%	0.09%	3.15%	3.80%	4.26%
Composite Benchmark	23.62%	7.42%	8.96%	7.67%	8.22%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	13.81%

Tax-Aware Overlay A Portfolio Class 1[2]	16.27%	0.29%	3.90%	4.79%	5.19%
Return after taxes on Distributions[3]	16.27%	-0.03%	3.34%	4.26%	4.70%
Return after taxes on Distributions and sale of shares[3]	9.63%	0.37%	2.95%	3.76%	4.12%
Tax-Aware Overlay A Portfolio Class 2[2]	16.41%	0.56%	4.11%	4.99%	5.41%
Return after taxes on Distributions[3]	16.41%	0.19%	3.50%	4.42%	4.87%
Return after taxes on Distributions and sale of shares[3]	9.72%	0.56%	3.11%	3.93%	4.29%
Composite Benchmark	23.38%	7.66%	9.03%	7.86%	8.40%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	13.81%

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.48% and 1.28% for Overlay A, and 1.47% and 1.27% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced performance for the six- and 12-month periods ended September 30, 2020, for Overlay A Portfolio, by 0.00% and 0.02%, respectively; for Tax-Aware Overlay A Portfolio, by 0.00% and 0.02%, respectively.

3	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2020 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	12.99%	3.56%	4.12%	3.82%	4.36%
Return after taxes on Distributions[2]	12.99%	2.24%	3.09%	2.52%	3.13%
Return after taxes on Distributions and sale of shares[2]	7.69%	2.15%	2.76%	2.47%	2.95%
Overlay B Portfolio Class 2	13.17%	3.76%	4.29%	3.98%	4.52%
Return after taxes on Distributions[2]	13.17%	2.40%	3.21%	2.63%	3.25%
Return after taxes on Distributions and sale of shares[2]	7.80%	2.27%	2.87%	2.58%	3.05%
Composite Benchmark	11.85%	7.23%	5.88%	4.71%	5.15%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	3.16%	4.14%	4.32%	3.92%	4.17%

Tax-Aware Overlay B Portfolio Class 1	10.48%	2.93%	3.39%	3.56%	3.93%
Return after taxes on Distributions[2]	10.48%	2.77%	2.93%	2.92%	3.33%
Return after taxes on Distributions and sale of shares[2]	6.20%	2.18%	2.73%	2.79%	3.09%
Tax-Aware Overlay B Portfolio Class 2	10.46%	3.04%	3.53%	3.71%	4.08%
Return after taxes on Distributions[2]	10.46%	2.87%	3.06%	3.06%	3.46%
Return after taxes on Distributions and sale of shares[2]	6.19%	2.28%	2.86%	2.92%	3.23%
Composite Benchmark	11.99%	7.47%	5.65%	5.08%	5.39%
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%	2.84%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2020	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	10.07%	2.48%	3.23%	3.40%	3.81%
Return after taxes on Distributions[2]	10.07%	2.33%	2.76%	2.75%	3.20%
Return after taxes on Distributions and sale of shares[2]	5.96%	1.89%	2.57%	2.62%	2.97%
Tax-Aware Overlay C Portfolio Class 2	10.25%	2.68%	3.39%	3.55%	3.97%
Return after taxes on Distributions[2]	10.25%	2.52%	2.91%	2.89%	3.34%
Return after taxes on Distributions and sale of shares[2]	6.07%	2.04%	2.71%	2.76%	3.11%
Composite Benchmark	12.10%	7.63%	5.75%	5.21%	5.51%
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%	2.84%

Tax-Aware Overlay N Portfolio Class 1	9.98%	1.35%	3.03%	3.31%	3.70%
Return after taxes on Distributions[2]	9.98%	1.19%	2.55%	2.64%	3.06%
Return after taxes on Distributions and sale of shares[2]	5.91%	1.27%	2.42%	2.55%	2.88%
Tax-Aware Overlay N Portfolio Class 2	10.06%	1.60%	3.20%	3.46%	3.86%
Return after taxes on Distributions[2]	10.06%	1.42%	2.70%	2.78%	3.21%
Return after taxes on Distributions and sale of shares[2]	5.96%	1.47%	2.57%	2.69%	3.02%
Composite Benchmark	12.10%	7.63%	5.75%	5.21%	5.51%
Bloomberg Barclays 5-Year GO Municipal Bond Index	4.00%	4.73%	2.74%	2.64%	2.84%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.90% and 0.75% for Tax-Aware Overlay C and 0.92% and 0.77% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2020 Annual Report	13

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and composite benchmark for the 10-year period ended September 30, 2020.

See Disclosures, Risks and Note about Historical Performance on pages 5–10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2020 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2020	ENDING ACCOUNT VALUE SEPTEMBER 30, 2020	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$1,161.40	$4.32	0.80%	$6.27	1.16%
Hypothetical**	$1,000	$1,021.00	$4.04	0.80%	$5.86	1.16%
Class 2
Actual	$1,000	$1,163.00	$3.24	0.60%	$5.19	0.96%
Hypothetical**	$1,000	$1,022.00	$3.03	0.60%	$4.85	0.96%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$1,162.70	$4.27	0.79%	$6.22	1.15%
Hypothetical**	$1,000	$1,021.05	$3.99	0.79%	$5.81	1.15%
Class 2
Actual	$1,000	$1,164.10	$3.19	0.59%	$5.14	0.95%
Hypothetical**	$1,000	$1,022.05	$2.98	0.59%	$4.80	0.95%

Overlay B
Class 1
Actual	$1,000	$1,129.90	$4.53	0.85%	$4.69	0.88%
Hypothetical**	$1,000	$1,020.75	$4.29	0.85%	$4.45	0.88%
Class 2
Actual	$1,000	$1,131.70	$3.73	0.70%	$3.89	0.73%
Hypothetical**	$1,000	$1,021.50	$3.54	0.70%	$3.69	0.73%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$1,104.80	$4.42	0.84%	$4.53	0.86%
Hypothetical**	$1,000	$1,020.80	$4.24	0.84%	$4.34	0.86%
Class 2
Actual	$1,000	$1,104.60	$3.63	0.69%	$3.74	0.71%
Hypothetical**	$1,000	$1,021.55	$3.49	0.69%	$3.59	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$1,100.70	$4.67	0.89%	$4.78	0.91%
Hypothetical**	$1,000	$1,020.55	$4.50	0.89%	$4.60	0.91%
Class 2
Actual	$1,000	$1,102.50	$3.89	0.74%	$3.99	0.76%
Hypothetical**	$1,000	$1,021.30	$3.74	0.74%	$3.84	0.76%

Tax-Aware Overlay N
Class 1
Actual	$1,000	$1,099.80	$4.78	0.91%	$4.93	0.94%
Hypothetical**	$1,000	$1,020.45	$4.60	0.91%	$4.75	0.94%
Class 2
Actual	$1,000	$1,100.60	$3.99	0.76%	$4.15	0.79%
Hypothetical**	$1,000	$1,021.20	$3.84	0.76%	$3.99	0.79%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

2020 Annual Report	15

Portfolio Summary—September 30, 2020 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	54.7%	55.0%
Developed International	23.1%	23.2%
Emerging Markets	12.9%	13.0%

Real Assets	7.1%	6.9%

Global Bond
US	45.6%	71.1%
Developed International	28.4%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	20.0%	22.1%
Developed International	8.7%	9.7%
Emerging Markets	4.9%	5.3%

Global Credit
Investment Grade	11.0%	0.0%

Real Assets	3.2%	0.0%

Global Bond
US	46.7%	91.3%
Developed International	22.3%	0.0%

Linkers	25.1%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	22.0%	22.0%
Developed International	9.6%	9.5%
Emerging Markets	5.3%	5.3%

Global Bond
US	91.8%	91.3%

1	All data are as of September 30, 2020. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

16	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS–51.4%

Information Technology–14.3%
Communications Equipment–0.0%
Ciena Corp.(a)	8,535	$338,754
NetScout Systems, Inc.(a)	9,040	197,343

		536,097

Electronic Equipment, Instruments & Components–0.6%
Arrow Electronics, Inc.(a)	4,350	342,171
Belden, Inc.	10,273	319,696
CDW Corp./DE	51,457	6,150,655
Cognex Corp.	13,180	858,018
IPG Photonics Corp.(a)	2,730	464,018
Littelfuse, Inc.	3,770	668,572
Novanta, Inc.(a)	6,720	707,885
TTM Technologies, Inc.(a)	5,757	65,687
Vishay Intertechnology, Inc.	22,210	345,810

		9,922,512

IT Services–2.9%
Amdocs Ltd.	5,159	296,178
Automatic Data Processing, Inc.	50,740	7,077,723
Booz Allen Hamilton Holding Corp.	53,740	4,459,345
Genpact Ltd.	120,249	4,683,698
Jack Henry & Associates, Inc.	2,822	458,829
MongoDB, Inc.(a)	4,270	988,548
PayPal Holdings, Inc.(a)	47,563	9,371,338
Visa, Inc.–Class A	117,661	23,528,670

		50,864,329

Semiconductors & Semiconductor Equipment–3.5%
Cree, Inc.(a)	9,890	630,389
Entegris, Inc.	17,010	1,264,523
Inphi Corp.(a)	6,890	773,403
Intel Corp.	91,558	4,740,873
KLA Corp.	27,784	5,382,872
Kulicke & Soffa Industries, Inc.	14,606	327,174
Lattice Semiconductor Corp.(a)	30,750	890,520
MaxLinear, Inc.–Class A(a)	8,682	201,770
MKS Instruments, Inc.	8,210	896,778
NVIDIA Corp.	15,602	8,444,114
NXP Semiconductors NV	70,676	8,821,072
QUALCOMM, Inc.	107,894	12,696,966
Texas Instruments, Inc.	77,906	11,124,198
Universal Display Corp.	4,882	882,373
Xilinx, Inc.	51,767	5,396,192

		62,473,217

Software–5.1%
Adobe, Inc.(a)	11,826	5,799,825
Anaplan, Inc.(a)	13,402	838,697
ANSYS, Inc.(a)	1,937	633,844

Company	Shares	U.S. $ Value

Avalara, Inc.(a)	8,102	$1,031,709
Citrix Systems, Inc.	30,402	4,186,659

CommVault Systems, Inc.(a)	10,430	425,544
Coupa Software, Inc.(a)	1,800	493,632
Crowdstrike Holdings, Inc.–Class A(a)	5,290	726,423
Datadog, Inc.–Class A(a)	6,800	694,688
Fair Isaac Corp.(a)	2,340	995,389
HubSpot, Inc.(a)	3,815	1,114,857
Manhattan Associates, Inc.(a)	10,191	973,139
Microsoft Corp.(b)	270,258	56,843,365
Oracle Corp.(b)	151,920	9,069,624
RingCentral, Inc.–Class A(a)	2,860	785,385
Smartsheet, Inc.–Class A(a)	12,285	607,125
Trade Desk, Inc. (The)–Class A(a)	1,369	710,210
VMware, Inc.–Class A(a)	32,771	4,708,210

		90,638,325

Technology Hardware, Storage & Peripherals–2.2%
Apple, Inc.	334,566	38,746,088
Change Healthcare, Inc.(a)	26,717	387,664
NCR Corp.(a)	16,874	373,590

		39,507,342

		253,941,822

Health Care–7.8%
Biotechnology–1.3%
ADC Therapeutics SA(a)	6,322	208,563
Allogene Therapeutics, Inc.(a)	8,722	328,907
Arena Pharmaceuticals, Inc.(a)	4,476	334,760
Ascendis Pharma A/S (Sponsored ADR)(a)	2,395	369,596
BeiGene Ltd. (Sponsored ADR)(a)	1,174	336,280
Biohaven Pharmaceutical Holding Co., Ltd.(a)	6,318	410,733
Blueprint Medicines Corp.(a)	5,606	519,676
Coherus Biosciences, Inc.(a)	20,730	380,188
Deciphera Pharmaceuticals, Inc.(a)	7,076	362,999
Gossamer Bio, Inc.(a)	10,947	135,852
Legend Biotech Corp. (ADR)(a)	7,157	220,937
Madrigal Pharmaceuticals, Inc.(a)	2,634	312,735
Neurocrine Biosciences, Inc.(a)	5,330	512,533
PTC Therapeutics, Inc.(a)	7,300	341,275
Regeneron Pharmaceuticals, Inc.(a)	10,033	5,616,273
Sarepta Therapeutics, Inc.(a)	4,190	588,402
Turning Point Therapeutics, Inc.–Class I(a)	4,796	418,978
Ultragenyx Pharmaceutical, Inc.(a)	5,773	474,483
Vertex Pharmaceuticals, Inc.(a)	40,147	10,924,802
Vir Biotechnology, Inc.(a)	9,544	327,645

		23,125,617

Health Care Equipment & Supplies–1.6%
Align Technology, Inc.(a)	11,516	3,769,878
Edwards Lifesciences Corp.(a)	112,897	9,011,438

Insulet Corp.(a)	2,575	609,219
iRhythm Technologies, Inc.(a)	4,230	1,007,205
Medtronic PLC	121,186	12,593,649
Penumbra, Inc.(a)	3,336	648,452
Silk Road Medical, Inc.(a)	10,870	730,573

		28,370,414

2020 Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Health Care Providers & Services–2.1%
Amedisys, Inc.(a)	3,600	$851,148
Anthem, Inc.	39,192	10,526,579
Guardant Health, Inc.(a)	9,079	1,014,851
HealthEquity, Inc.(a)	4,960	254,795
Molina Healthcare, Inc.(a)	1,685	308,423
UnitedHealth Group, Inc.(b)	77,282	24,094,209

		37,050,005

Health Care Technology–0.0%
American Well Corp.–Class A(a)	6,659	197,373
GoodRx Holdings, Inc.(a)	3,171	176,308
Teladoc Health, Inc.(a)	1,230	269,665

		643,346

Life Sciences Tools & Services–0.2%
10X Genomics, Inc.(a)	7,514	936,845
Berkeley Lights, Inc.(a)	2,269	173,261
ICON PLC(a)	5,459	1,043,160
Repligen Corp.(a)	6,551	966,535

		3,119,801

Pharmaceuticals–2.6%
Johnson & Johnson	99,784	14,855,842
Pfizer, Inc.	147,123	5,399,414
Revance Therapeutics, Inc.(a)	11,516	289,512
Roche Holding AG (Sponsored ADR)	346,564	14,836,405
Zoetis, Inc.	66,642	11,020,588

		46,401,761

		138,710,944

Communication Services–6.4%
Diversified Telecommunication Services–1.7%
Comcast Corp.–Class A	363,348	16,808,479
Verizon Communications, Inc.(b)	223,476	13,294,587

		30,103,066

Entertainment–0.8%
Electronic Arts, Inc.(a)	81,577	10,638,456
Take-Two Interactive Software, Inc.(a)	27,771	4,588,325

		15,226,781

Interactive Media & Services–3.9%
Alphabet, Inc.–Class C(a)	25,745	37,834,852

Facebook, Inc.–Class A(a)	117,149	30,681,323

		68,516,175

Media–0.0%
Criteo SA (Sponsored ADR)(a)	17,346	211,448

		114,057,470

Consumer Discretionary–6.1%
Auto Components–0.5%
Cooper Tire & Rubber Co.	8,888	281,750
Dana, Inc.	39,252	483,585

Company	Shares	U.S. $ Value

Lear Corp.	3,566	$388,872
Magna International, Inc.–Class A (United States)	161,948	7,409,121

		8,563,328

Distributors–0.0%
Pool Corp.	2,520	843,041

Diversified Consumer Services–0.1%
Chegg, Inc.(a)	13,467	962,083
Hillenbrand, Inc.	10,573	299,850
Houghton Mifflin Harcourt Co.(a)	31,112	53,824
Strategic Education, Inc.	4,720	431,738

		1,747,495

Hotels, Restaurants & Leisure–0.1%
Hilton Grand Vacations, Inc.(a)	3,114	65,332
Papa John’s International, Inc.	4,610	379,311
Penn National Gaming, Inc.(a)	7,250	527,075
Planet Fitness, Inc.(a)	10,854	668,823

		1,640,541

Household Durables–0.2%
KB Home	10,890	418,067
NVR, Inc.(a)	163	665,549
PulteGroup, Inc.	12,750	590,197
Taylor Morrison Home Corp.–Class A(a)	12,813	315,072
Tempur Sealy International, Inc.(a)	7,343	654,922
TopBuild Corp.(a)	3,460	590,587

		3,234,394

Internet & Direct Marketing Retail–1.5%
Amazon.com, Inc.(a)(b)	8,690	27,362,464

Leisure Products–0.0%
Brunswick Corp./DE	7,476	440,411
Callaway Golf Co.	22,041	421,865

		862,276

Specialty Retail–2.6%
AutoZone, Inc.(a)	9,145	10,769,518
Burlington Stores, Inc.(a)	1,480	305,013
Dynatrace, Inc.(a)	21,821	895,097
Five Below, Inc.(a)	5,208	661,416

Floor & Decor Holdings, Inc.–Class A(a)	11,590	866,932
Foot Locker, Inc.	12,906	426,285
Gap, Inc. (The)	22,480	382,834
Home Depot, Inc. (The)(b)	65,918	18,306,088
Lithia Motors, Inc.–Class A	2,300	524,262
National Vision Holdings, Inc.(a)	29,073	1,111,752
TJX Cos., Inc. (The)	189,687	10,556,082
Williams-Sonoma, Inc.	5,755	520,482

		45,325,761

Textiles, Apparel & Luxury Goods–1.1%
Crocs, Inc.(a)	6,932	296,204
Deckers Outdoor Corp.(a)	21,069	4,635,391
NIKE, Inc.–Class B	110,571	13,881,083
Ralph Lauren Corp.	5,250	356,843
Skechers U.S.A., Inc.–Class A(a)	9,120	275,606

		19,445,127

		109,024,427

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Industrials–4.7%
Aerospace & Defense–0.9%
AAR Corp.	12,333	$231,861
Axon Enterprise, Inc.(a)	9,446	856,752
L3Harris Technologies, Inc.	49,393	8,388,907
Raytheon Technologies Corp.	97,291	5,598,124

		15,075,644

Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	5,634	476,974

Airlines–0.0%
Alaska Air Group, Inc.	7,314	267,912
SkyWest, Inc.	11,962	357,185

		625,097

Building Products–0.3%
Armstrong World Industries, Inc.	5,350	368,134
Masco Corp.	62,833	3,463,983
Masonite International Corp.(a)	4,467	439,553
Trex Co., Inc.(a)	13,044	933,950

		5,205,620

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	5,960	626,754

Construction & Engineering–0.5%
AECOM(a)	203,902	8,531,260
Jacobs Engineering Group, Inc.	5,370	498,175
Quanta Services, Inc.	9,432	498,575

		9,528,010

Electrical Equipment–0.7%
AMETEK, Inc.	5,586	555,248
Eaton Corp. PLC	96,177	9,812,939
EnerSys	6,723	451,248
Regal Beloit Corp.	6,826	640,757

		11,460,192

Industrial Conglomerates–0.6%
Honeywell International, Inc.	63,212	10,405,327

Machinery–0.4%
IDEX Corp.	3,268	596,116
Ingersoll Rand, Inc.(a)	117,109	4,169,080
Kennametal, Inc.	15,136	438,036
Middleby Corp. (The)(a)	3,840	344,486
Nordson Corp.	4,330	830,581
Oshkosh Corp.	6,970	512,295

		6,890,594

Professional Services–0.0%
CoStar Group, Inc.(a)	425	360,617
Robert Half International, Inc.	7,766	411,132

		771,749

Road & Rail–0.8%
CSX Corp.	78,316	6,082,804
Kansas City Southern	3,020	546,106

Company	Shares	U.S. $ Value

Knight-Swift Transportation Holdings, Inc.	26,906	$1,095,074
Norfolk Southern Corp.	29,837	6,384,820

		14,108,804

Trading Companies & Distributors–0.5%
GATX Corp.	5,401	344,314
MRC Global, Inc.(a)	47,709	204,195
SiteOne Landscape Supply, Inc.(a)	6,550	798,772
United Rentals, Inc.(a)	39,000	6,805,500

		8,152,781

		83,327,546

Financials–4.5%
Banks–2.2%
Associated Banc-Corp.	19,749	249,232
Bank of America Corp.	577,284	13,906,772
Citigroup, Inc.	160,694	6,927,518
Comerica, Inc.	9,820	375,615
First Citizens BancShares, Inc./NC–Class A	970	309,217
PNC Financial Services Group, Inc. (The)	69,633	7,653,363
Sterling Bancorp./DE	29,620	311,602
SVB Financial Group(a)	2,527	608,047
Synovus Financial Corp.	21,574	456,722
Texas Capital Bancshares, Inc.(a)	9,445	294,023
Umpqua Holdings Corp.	29,368	311,888
Webster Financial Corp.	12,432	328,329
Wells Fargo & Co.(b)	280,498	6,594,508
Zions Bancorp NA	9,151	267,392

		38,594,228

Capital Markets–1.0%
Ares Management Corp.–Class A	17,903	723,639
Goldman Sachs Group, Inc. (The)	52,412	10,533,240
LPL Financial Holdings, Inc.	74,414	5,705,321
Moelis & Co.	13,807	485,178
PJT Partners, Inc.	9,242	560,158
Stifel Financial Corp.	7,010	354,425

		18,361,961

Consumer Finance–0.0%
OneMain Holdings, Inc.	9,417	294,281

Diversified Financial Services– 0.0%
Voya Financial, Inc.	7,370	353,244

Insurance–1.2%
American Financial Group, Inc./OH	5,072	339,723
Everest Re Group Ltd.	2,450	483,973
First American Financial Corp.	5,386	274,201
GoHealth, Inc.(a)	32,254	420,108
Goosehead Insurance, Inc.–Class A	7,573	655,746
Hanover Insurance Group, Inc. (The)	4,020	374,584
Inari Medical, Inc.(a)	7,243	499,912
Kinsale Capital Group, Inc.	3,414	649,274
Progressive Corp. (The)	132,991	12,590,258

2020 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Reinsurance Group of America, Inc.–Class A	56,493	$5,377,569
Selective Insurance Group, Inc.	4,534	233,456

		21,898,804

Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	17,380	380,796
Essent Group Ltd.	10,107	374,060

		754,856

		80,257,374

Consumer Staples–3.1%
Beverages–0.7%
PepsiCo, Inc.	86,150	11,940,390
Primo Water Corp.	26,901	381,994

		12,322,384

Food & Staples Retailing–1.3%
Casey’s General Stores, Inc.	3,090	548,938
Costco Wholesale Corp.	14,368	5,100,640
Grocery Outlet Holding Corp.(a)	18,456	725,690
US Foods Holding Corp.(a)	13,391	297,548
Walmart, Inc.(b)	113,358	15,859,918

		22,532,734

Food Products–0.1%
Freshpet, Inc.(a)	8,005	893,759
Hain Celestial Group, Inc. (The)(a)	14,527	498,276
Nomad Foods Ltd.(a)	17,294	440,651

		1,832,686

Household Products–1.0%
Procter & Gamble Co. (The)(b)	130,997	18,207,273

		54,895,077

Real Estate–2.0%
Equity Real Estate Investment Trusts (REITs)–1.8%
American Campus Communities, Inc.	125,256	4,373,939
Americold Realty Trust	100,871	3,606,138
Camden Property Trust	5,418	482,094
Cousins Properties, Inc.	11,747	335,847
CubeSmart	251,484	8,125,448
MGM Growth Properties LLC–Class A	16,970	474,821
Mid-America Apartment Communities, Inc.	81,538	9,454,331
Physicians Realty Trust	25,976	465,230
Prologis, Inc.	32,563	3,276,489
RLJ Lodging Trust	26,117	226,173
STAG Industrial, Inc.	15,030	458,265

		31,278,775

Real Estate Management & Development–0.2%
CBRE Group, Inc.–Class A(a)	79,501	3,734,162

		35,012,937

Company	Shares	U.S. $ Value

Utilities–1.4%
Electric Utilities–1.4%
Alliant Energy Corp.	8,771	$453,022
American Electric Power Co., Inc.	128,830	10,529,276
NextEra Energy, Inc.	35,461	9,842,555
Pinnacle West Capital Corp.	39,000	2,907,450
PNM Resources, Inc.	7,195	297,369

		24,029,672

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	6,000	378,600

Multi-Utilities–0.0%
Black Hills Corp.	3,840	205,402

		24,613,674

Energy–0.6%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	11,239	278,278

Oil, Gas & Consumable Fuels–0.6%
Chevron Corp.	69,307	4,990,104
Cimarex Energy Co.	2,957	71,944
EOG Resources, Inc.	104,634	3,760,546
HollyFrontier Corp.	18,435	363,354
Royal Dutch Shell PLC (Sponsored ADR)	56,288	1,363,295

		10,549,243

		10,827,521

Materials–0.5%
Chemicals–0.4%
FMC Corp.	6,430	681,001
GCP Applied Technologies, Inc.(a)	8,000	167,600
Orion Engineered Carbons SA	25,825	323,071
Trinseo SA	10,895	279,348
Westlake Chemical Corp.	81,162	5,131,062

		6,582,082

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	31,373	442,046
Sealed Air Corp.	11,188	434,206

		876,252

Metals & Mining–0.0%
Carpenter Technology Corp.	9,791	177,804
Reliance Steel & Aluminum Co.	4,473	456,425

		634,229

		8,092,563

Total Common Stocks (cost $625,220,304)		912,761,355

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES–43.3%
Funds and Investment Trusts–43.3%(c)(d)
AB All Market Real Return Portfolio–Class Z	16,231,132	$125,304,341
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	8,681,632	90,462,602
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	26,600,111	309,359,293
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	2,394,717	24,952,946
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	1,507,406	41,031,584
Sanford C. Bernstein Fund, Inc.–International Portfolio–Class Z	10,880,045	176,691,938

Total Investment Companies (cost $743,402,018)		767,802,704

SHORT-TERM INVESTMENTS–5.4%
Investment Companies–5.2%
AB Fixed Income Shares, Inc.– Government Money Market Portfolio–Class AB, 0.05%(c)(d)(e) (cost $92,201,432)	92,201,432	92,201,432

Principal Amount (000)		U.S. $ Value

U.S. Treasury Bills–0.2%
U.S. Treasury Bill Zero Coupon, 12/22/2020 (cost $3,999,253)	$4,000	$3,999,134

Total Short-Term Investments (cost $96,200,685)		96,200,566

Total Investments—100.1% (cost $1,464,823,007)		1,776,764,625

Other assets less liabilities—(0.1)%		(1,758,551)

Net Assets—100.0%		$1,775,006,074

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	1,012	December 2020	$108,286,604	$863,279

10 Yr Canadian Bond Futures	924	December 2020	105,345,229	(88,472)

10 Yr Japan Bond (OSE) Futures	149	December 2020	214,899,635	468,604

E-Mini Russell 2000 Futures	57	December 2020	4,287,540	(45,983)

Euro Buxl 30 Yr Bond Futures	56	December 2020	14,620,543	206,216

Euro STOXX 50 Index Futures	1,765	December 2020	66,095,801	(2,241,031)

Euro-BOBL Futures	153	December 2020	24,247,446	26,017

Euro-Bund Futures	127	December 2020	25,986,224	66,168

FTSE 100 Index Futures	589	December 2020	44,396,316	(361,262)

Long Gilt Futures	42	December 2020	7,376,436	(5,468)

MSCI Emerging Markets Futures	455	December 2020	24,763,375	55,924

MSCI Singapore IX ETS Futures	2,373	October 2020	49,144,507	(6,121)

S&P 500 E-Mini Futures	140	December 2020	23,464,000	379,861

S&P Mid 400 E Mini Futures	14	December 2020	2,598,260	(6,879)

TOPIX Index Futures	695	December 2020	107,118,238	1,812,891

U.S. T-Note 2 Yr (CBT) Futures	584	December 2020	129,041,188	24,618

U.S. T-Note 10 Yr (CBT) Futures	2,319	December 2020	323,572,969	275,924

U.S. Ultra Bond (CBT) Futures	564	December 2020	125,102,250	(1,318,820)

2020 Annual Report	21

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Sold Contracts

Hang Seng Index Futures	192	October 2020	$29,022,780	$(22,722)

MSCI EAFE Futures	1,731	December 2020	160,394,460	4,168,352

S&P/TSX 60 Index Futures	54	December 2020	7,798,581	1,230

SPI 200 Futures	726	December 2020	75,425,613	1,115,252

				$5,367,578

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	10,888	JPY	1,155,866	10/08/2020	$72,158

BNP Paribas SA	JPY	5,505,064	USD	51,690	10/08/2020	(511,051)

BNP Paribas SA	USD	65,045	SEK	570,785	10/16/2020	(1,302,779)

BNP Paribas SA	AUD	31,879	USD	22,998	10/29/2020	163,402

BNP Paribas SA	AUD	21,549	USD	15,432	10/29/2020	(3,623)

BNP Paribas SA	USD	21,736	AUD	29,850	10/29/2020	(354,928)

Citibank, NA	USD	17,779	JPY	1,892,516	10/08/2020	166,822

Citibank, NA	EUR	12,986	USD	15,321	10/15/2020	91,152

Citibank, NA	USD	14,047	EUR	11,936	10/15/2020	(48,607)

Citibank, NA	CHF	29,150	USD	32,090	11/19/2020	399,588

Credit Suisse International	CAD	77,148	USD	58,640	10/09/2020	700,370

Credit Suisse International	USD	32,882	CAD	43,655	10/09/2020	(96,238)

Credit Suisse International	NOK	53,955	USD	5,806	10/16/2020	20,929

Credit Suisse International	SEK	171,313	USD	19,823	10/16/2020	692,112

Credit Suisse International	USD	58,873	SEK	539,782	10/16/2020	1,407,198

Credit Suisse International	USD	20,410	SEK	178,405	10/16/2020	(487,024)

Goldman Sachs Bank USA	CAD	23,521	USD	17,671	10/09/2020	6,065

HSBC Bank USA	USD	105,470	EUR	89,709	10/15/2020	(261,707)

HSBC Bank USA	USD	21,786	SEK	199,003	10/16/2020	437,336

HSBC Bank USA	NZD	1,236	USD	815	10/27/2020	(2,189)

JPMorgan Chase Bank, NA	USD	17,231	CAD	23,107	10/09/2020	122,604

JPMorgan Chase Bank, NA	EUR	54,117	USD	63,962	10/15/2020	495,742

JPMorgan Chase Bank, NA	NOK	15,884	USD	1,685	10/16/2020	(18,194)

JPMorgan Chase Bank, NA	SEK	450,351	USD	51,388	10/16/2020	1,095,520

JPMorgan Chase Bank, NA	NZD	69,858	USD	46,467	10/27/2020	252,968

JPMorgan Chase Bank, NA	USD	46,733	NZD	69,796	10/27/2020	(559,545)

JPMorgan Chase Bank, NA	USD	24,383	AUD	34,048	10/29/2020	5,519

JPMorgan Chase Bank, NA	USD	6,517	CHF	5,952	11/19/2020	(46,106)

JPMorgan Chase Bank, NA	USD	8,466	GBP	6,611	11/19/2020	66,471

Morgan Stanley & Co., Inc.	USD	35,661	JPY	3,761,941	10/08/2020	11,391

Morgan Stanley & Co., Inc.	USD	29,720	JPY	3,112,269	10/08/2020	(207,754)

Morgan Stanley & Co., Inc.	USD	30,725	CAD	40,403	10/09/2020	(381,242)

Morgan Stanley & Co., Inc.	EUR	54,035	USD	63,904	10/15/2020	533,423

Morgan Stanley & Co., Inc.	USD	6,001	NOK	54,054	10/16/2020	(206,150)

UBS AG	GBP	32,234	USD	41,931	11/19/2020	327,323

						$2,580,956

22	Sanford C. Bernstein Fund, Inc.

CALL OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional (000)	Premiums Received	U.S. $ Value

S&P 500 Index(f)	Credit Suisse International	116,000	USD 3,550.00	November 2020	USD 411,800	$4,566,120	$(4,566,120)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

EAFE—Europe, Australia, and Far East

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2020 Annual Report	23

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2020

Company	Shares	U.S. $ Value

COMMON STOCKS–52.4%

Information Technology–14.6%
Communications Equipment–0.1%
Ciena Corp.(a)	20,066	$796,419
Cisco Systems, Inc.	67,810	2,671,036
F5 Networks, Inc.(a)	11,331	1,391,107
NetScout Systems, Inc.(a)	19,540	426,558

		5,285,120

Electronic Equipment, Instruments & Components–0.6%
Arrow Electronics, Inc.(a)	9,390	738,617
Belden, Inc.	22,184	690,366
CDW Corp./DE	97,016	11,596,323
Cognex Corp.	30,980	2,016,798
IPG Photonics Corp.(a)	6,410	1,089,508
Littelfuse, Inc.	8,860	1,571,232
Novanta, Inc.(a)	15,800	1,664,372
TTM Technologies, Inc.(a)	17,600	200,816
Vishay Intertechnology, Inc.	47,980	747,049

		20,315,081

IT Services–2.7%
Amdocs Ltd.	11,143	639,720
Automatic Data Processing, Inc.	71,005	9,904,488
Booz Allen Hamilton Holding Corp.	64,605	5,360,923
Genpact Ltd.	319,538	12,446,005
Jack Henry & Associates, Inc.	6,641	1,079,760
MongoDB, Inc.(a)	10,040	2,324,360
PayPal Holdings, Inc.(a)	76,090	14,992,013
Visa, Inc.–Class A	247,428	49,478,177

		96,225,446

Semiconductors & Semiconductor Equipment–3.8%
Cree, Inc.(a)	23,246	1,481,700
Entegris, Inc.	39,984	2,972,411
Inphi Corp.(a)	16,190	1,817,327
Intel Corp.	138,751	7,184,527
KLA Corp.	57,972	11,231,495
Kulicke & Soffa Industries, Inc.	31,552	706,765
Lattice Semiconductor Corp.(a)	72,277	2,093,142
MaxLinear, Inc.–Class A(a)	18,761	436,006
MKS Instruments, Inc.	19,300	2,108,139
NVIDIA Corp.	51,917	28,098,519
NXP Semiconductors NV	118,773	14,824,058
QUALCOMM, Inc.	219,667	25,850,412
Texas Instruments, Inc.	140,923	20,122,395
Universal Display Corp.	11,483	2,075,437
Xilinx, Inc.	120,182	12,527,772

		133,530,105

Company	Shares	U.S. $ Value

Software–5.0%
Adobe, Inc.(a)	22,229	$10,901,768
Anaplan, Inc.(a)	31,506	1,971,645
ANSYS, Inc.(a)	4,544	1,486,933
Avalara, Inc.(a)	19,036	2,424,044
Citrix Systems, Inc.	41,705	5,743,195
CommVault Systems, Inc.(a)	22,542	919,714
Coupa Software, Inc.(a)	4,220	1,157,293
Crowdstrike Holdings, Inc.–Class A(a)	12,430	1,706,888
Datadog, Inc.–Class A(a)	15,990	1,633,538
Fair Isaac Corp.(a)	5,510	2,343,844
HubSpot, Inc.(a)	8,982	2,624,810
Manhattan Associates, Inc.(a)	23,969	2,288,800
Microsoft Corp.	535,828	112,700,703
Oracle Corp.(b)	327,197	19,533,661
RingCentral, Inc.–Class A(a)	6,716	1,844,281
Smartsheet, Inc.–Class A(a)	28,880	1,427,250
Trade Desk, Inc. (The)–Class A(a)	3,228	1,674,622
VMware, Inc.–Class A(a)	50,780	7,295,563

		179,678,552

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.	708,092	82,004,134
Change Healthcare, Inc.(a)	57,598	835,747
NCR Corp.(a)	36,468	807,402

		83,647,283

		518,681,587

Health Care–8.2%
Biotechnology–1.6%
ADC Therapeutics SA(a)	14,863	490,330
Allogene Therapeutics, Inc.(a)	20,497	772,942
Arena Pharmaceuticals, Inc.(a)	10,531	787,613
Ascendis Pharma A/S (Sponsored ADR)(a)	5,637	869,902
BeiGene Ltd. (Sponsored ADR)(a)	2,768	792,866
Biohaven Pharmaceutical Holding Co., Ltd.(a)	14,861	966,114
Blueprint Medicines Corp.(a)	13,179	1,221,693
Coherus Biosciences, Inc.(a)	48,719	893,506
Deciphera Pharmaceuticals, Inc.(a)	16,623	852,760
Gossamer Bio, Inc.(a)	25,731	319,322
Legend Biotech Corp. (ADR)(a)	16,823	519,326
Madrigal Pharmaceuticals, Inc.(a)	6,191	735,057
Neurocrine Biosciences, Inc.(a)	12,524	1,204,308
PTC Therapeutics, Inc.(a)	17,150	801,763
Regeneron Pharmaceuticals, Inc.(a)	36,597	20,486,269
Sarepta Therapeutics, Inc.(a)	9,850	1,383,236
Turning Point Therapeutics, Inc.–Class I(a)	11,268	984,372
Ultragenyx Pharmaceutical, Inc.(a)	13,566	1,114,990
Vertex Pharmaceuticals, Inc.(a)	80,320	21,856,678
Vir Biotechnology, Inc.(a)	22,436	770,228

		57,823,275

Health Care Equipment & Supplies–1.5%
Align Technology, Inc.(a)	29,176	9,551,055
Edwards Lifesciences Corp.(a)	200,946	16,039,510

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Insulet Corp.(a)	6,057	$1,433,026
iRhythm Technologies, Inc.(a)	9,930	2,364,432
Medtronic PLC	199,339	20,715,309
Penumbra, Inc.(a)	7,833	1,522,579
Silk Road Medical, Inc.(a)	25,540	1,716,543

		53,342,454

Health Care Providers & Services–2.1%
Amedisys, Inc.(a)	8,450	1,997,834
Anthem, Inc.	80,194	21,539,307
Guardant Health, Inc.(a)	21,339	2,385,273
Molina Healthcare, Inc.(a)	3,633	664,984
UnitedHealth Group, Inc.	154,687	48,226,766

		74,814,164

Health Care Technology–0.1%
American Well Corp.–Class A(a)	15,641	463,599
GoodRx Holdings, Inc.(a)	7,453	414,387
Teladoc Health, Inc.(a)	2,888	633,165

		1,511,151

Life Sciences Tools & Services–0.2%
10X Genomics, Inc.(a)	17,662	2,202,098
Berkeley Lights, Inc.(a)	5,346	408,220
ICON PLC(a)	12,485	2,385,759
Repligen Corp.(a)	15,403	2,272,559

		7,268,636

Pharmaceuticals–2.7%
Johnson & Johnson(b)	181,256	26,985,393
Pfizer, Inc.	499,725	18,339,908
Revance Therapeutics, Inc.(a)	27,073	680,615
Roche Holding AG (Sponsored ADR)	691,446	29,600,803
Zoetis, Inc.	123,117	20,359,858

		95,966,577

		290,726,257

Consumer Discretionary–6.5%
Auto Components–0.5%
Cooper Tire & Rubber Co.	19,226	609,464
Dana, Inc.	84,795	1,044,674
Lear Corp.	7,712	840,994
Magna International, Inc.–Class A (United States)	338,015	15,464,186

		17,959,318

Distributors–0.1%
Pool Corp.	5,930	1,983,822

Diversified Consumer Services–0.1%
Chegg, Inc.(a)	31,643	2,260,576
Hillenbrand, Inc.	23,199	657,923
Houghton Mifflin Harcourt Co.(a)	67,264	116,367
Strategic Education, Inc.	11,100	1,015,317

		4,050,183

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure–0.1%
Hilton Grand Vacations, Inc.(a)	7,299	$153,133
Papa John’s International, Inc.	9,961	819,591
Penn National Gaming, Inc.(a)	17,050	1,239,535
Planet Fitness, Inc.(a)	25,509	1,571,865

		3,784,124

Household Durables–0.2%
KB Home	23,520	902,933
NVR, Inc.(a)	385	1,572,001
PulteGroup, Inc.	27,600	1,277,604
Taylor Morrison Home Corp.–Class A(a)	27,686	680,799
Tempur Sealy International, Inc.(a)	17,249	1,538,438
TopBuild Corp.(a)	8,140	1,389,417

		7,361,192

Internet & Direct Marketing Retail–2.1%
Amazon.com, Inc.(a)(b)	21,459	67,568,597
Booking Holdings, Inc.(a)	3,672	6,281,617

		73,850,214

Leisure Products–0.1%
Brunswick Corp./DE	16,150	951,397
Callaway Golf Co.	51,030	976,714

		1,928,111

Specialty Retail–2.4%
AutoZone, Inc.(a)	18,280	21,527,259
Burlington Stores, Inc.(a)	3,900	803,751
Dynatrace, Inc.(a)	51,285	2,103,711
Five Below, Inc.(a)	12,242	1,554,734
Floor & Decor Holdings, Inc.–Class A(a)	27,240	2,037,552
Foot Locker, Inc.	27,888	921,141
Gap, Inc. (The)	48,570	827,147
Home Depot, Inc. (The)	122,430	34,000,035
Lithia Motors, Inc.–Class A	5,420	1,235,435
National Vision Holdings, Inc.(a)	68,336	2,613,169
TJX Cos., Inc. (The)	337,176	18,763,844
Williams-Sonoma, Inc.	12,407	1,122,089

		87,509,867

Textiles, Apparel & Luxury Goods–0.9%
Crocs, Inc.(a)	14,984	640,266
Deckers Outdoor Corp.(a)	29,747	6,544,638
NIKE, Inc.–Class B	206,254	25,893,127
Ralph Lauren Corp.	11,340	770,780
Skechers U.S.A., Inc.–Class A(a)	19,704	595,455

		34,444,266

		232,871,097

Communication Services–6.5%
Diversified Telecommunication Services–1.7%
Comcast Corp.–Class A	761,587	35,231,015
Verizon Communications, Inc.(b)	455,053	27,071,103

		62,302,118

2020 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Entertainment–1.0%
Electronic Arts, Inc.(a)	163,010	$21,258,134
Take-Two Interactive Software, Inc.(a)	67,012	11,071,723
Walt Disney Co. (The)	20,695	2,567,835

		34,897,692

Interactive Media & Services–3.8%
Alphabet, Inc.–Class C(a)	50,074	73,588,751
Facebook, Inc.–Class A(a)(b)	230,986	60,495,233

		134,083,984

Media–0.0%
Criteo SA (Sponsored ADR)(a)	37,462	456,662

		231,740,456

Financials–4.6%
Banks–2.2%
Associated Banc-Corp.	42,904	541,448
Bank of America Corp.	1,300,252	31,323,071
Citigroup, Inc.	196,890	8,487,928
Comerica, Inc.	21,210	811,283
First Citizens BancShares, Inc./NC–Class A	2,103	670,394
PNC Financial Services Group, Inc. (The)	115,411	12,684,823
Sterling Bancorp./DE	63,990	673,175
SVB Financial Group(a)	5,933	1,427,598
Synovus Financial Corp.	46,608	986,691
Texas Capital Bancshares, Inc.(a)	20,403	635,145
Umpqua Holdings Corp.	63,453	673,871
Webster Financial Corp.	26,854	709,214
Wells Fargo & Co.	736,255	17,309,355
Zions Bancorp NA	19,766	577,563

		77,511,559

Capital Markets–1.1%
Ares Management Corp.–Class A	42,086	1,701,116
Goldman Sachs Group, Inc. (The)	108,781	21,861,718
LPL Financial Holdings, Inc.	144,461	11,075,825
Moelis & Co.	29,833	1,048,332
PJT Partners, Inc.	21,723	1,316,631
Stifel Financial Corp.	15,140	765,478

		37,769,100

Consumer Finance–0.0%
OneMain Holdings, Inc.	20,344	635,750

Diversified Financial Services–0.0%
Voya Financial, Inc.	15,925	763,285

Insurance–1.3%
American Financial Group, Inc./OH	10,953	733,632
Everest Re Group Ltd.	5,301	1,047,160
First American Financial Corp.	11,637	592,440
GoHealth, Inc.(a)	75,821	987,569
Goosehead Insurance, Inc.–Class A	17,794	1,540,782
Hanover Insurance Group, Inc. (The)	8,690	809,734
Inari Medical, Inc.(a)	17,011	1,174,099
Kinsale Capital Group, Inc.	8,017	1,524,673
Progressive Corp. (The)	281,400	26,640,138
Company	Shares	U.S. $ Value

Reinsurance Group of America, Inc.–Class A	115,684	$11,011,960
Selective Insurance Group, Inc.	9,790	504,087

		46,566,274

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	37,552	822,764
Essent Group Ltd.	21,840	808,299

		1,631,063

		164,877,031

Industrials–4.4%
Aerospace & Defense–0.8%
AAR Corp.	26,652	501,057
Axon Enterprise, Inc.(a)	22,213	2,014,719
L3Harris Technologies, Inc.	99,264	16,858,998
Raytheon Technologies Corp.	158,081	9,095,981

		28,470,755

Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	12,175	1,030,735

Airlines–0.0%
Alaska Air Group, Inc.	15,802	578,827
SkyWest, Inc.	25,843	771,672

		1,350,499

Building Products–0.3%
Armstrong World Industries, Inc.	12,582	865,768
Masco Corp.	104,482	5,760,093
Masonite International Corp.(a)	10,306	1,014,110
Trex Co., Inc.(a)	30,664	2,195,542

		9,835,513

Commercial Services & Supplies–0.0%
Copart, Inc.(a)	14,018	1,474,133

Construction & Engineering–0.5%
AECOM(a)	357,187	14,944,704
Jacobs Engineering Group, Inc.	12,610	1,169,830
Quanta Services, Inc.	20,368	1,076,652

		17,191,186

Electrical Equipment–0.6%
AMETEK, Inc.	13,139	1,306,017
Eaton Corp. PLC	178,009	18,162,258
EnerSys	14,504	973,509
Regal Beloit Corp.	14,752	1,384,770

		21,826,554

Industrial Conglomerates–0.6%
Honeywell International, Inc.	123,129	20,268,265

Machinery–0.4%
IDEX Corp.	7,684	1,401,638
Ingersoll Rand, Inc.(a)	243,029	8,651,833
Kennametal, Inc.	32,695	946,193
Middleby Corp. (The)(a)	8,290	743,696
Nordson Corp.	10,180	1,952,728
Oshkosh Corp.	15,070	1,107,645

		14,803,733

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value

Professional Services–0.1%
CoStar Group, Inc.(a)	1,000	$848,510
Robert Half International, Inc.	16,768	887,698

		1,736,208

Road & Rail–0.7%
CSX Corp.	109,300	8,489,331
Kansas City Southern	7,100	1,283,893
Knight-Swift Transportation Holdings, Inc.	61,028	2,483,839
Norfolk Southern Corp.	50,527	10,812,273

		23,069,336

Trading Companies & Distributors–0.4%
GATX Corp.	11,667	743,771
MRC Global, Inc.(a)	103,058	441,088
SiteOne Landscape Supply, Inc.(a)	15,394	1,877,298
United Rentals, Inc.(a)	64,981	11,339,185

		14,401,342

		155,458,259

Consumer Staples–3.2%
Beverages–0.7%
PepsiCo, Inc.	170,510	23,632,686
Primo Water Corp.	58,115	825,233

		24,457,919

Food & Staples Retailing–1.3%
Casey’s General Stores, Inc.	7,260	1,289,739
Costco Wholesale Corp.	28,063	9,962,365
Grocery Outlet Holding Corp.(a)	43,387	1,705,977
US Foods Holding Corp.(a)	28,937	642,980
Walmart, Inc.(b)	229,458	32,103,469

		45,704,530

Food Products–0.1%
Freshpet, Inc.(a)	18,821	2,101,365
Hain Celestial Group, Inc. (The)(a)	31,384	1,076,471
Nomad Foods Ltd.(a)	37,361	951,958

		4,129,794

Household Products–1.0%
Procter & Gamble Co. (The)(b)	258,149	35,880,129

Tobacco–0.1%
Altria Group, Inc.	53,300	2,059,512

		112,231,884

Real Estate–1.9%
Equity Real Estate Investment Trusts (REITs)–1.7%
American Campus Communities, Inc.	324,297	11,324,451
Americold Realty Trust	176,127	6,296,540
Camden Property Trust	11,689	1,040,087
Cousins Properties, Inc.	25,379	725,586
CubeSmart	410,945	13,277,633
MGM Growth Properties LLC–Class A	36,630	1,024,908
Mid-America Apartment Communities, Inc.	149,725	17,360,614
Company	Shares	U.S. $ Value

Physicians Realty Trust	56,120	$1,005,109
Prologis, Inc.	79,995	8,049,097
RLJ Lodging Trust	56,417	488,571
STAG Industrial, Inc.	32,480	990,315
Sun Communities, Inc.	7,757	1,090,712

		62,673,623

Real Estate Management & Development–0.2%
CBRE Group, Inc.–Class A(a)	136,256	6,399,944

		69,073,567

Utilities–1.4%
Electric Utilities–1.3%
Alliant Energy Corp.	18,956	979,077
American Electric Power Co., Inc.	262,434	21,448,731
NextEra Energy, Inc.	70,943	19,690,939
Pinnacle West Capital Corp.	53,438	3,983,803
PNM Resources, Inc.	15,539	642,227

		46,744,777

Gas Utilities–0.1%
Southwest Gas Holdings, Inc.	12,975	818,723

Multi-Utilities–0.0%
Black Hills Corp.	8,205	438,885

		48,002,385

Energy–0.6%
Energy Equipment & Services–0.0%
Dril-Quip, Inc.(a)	24,295	601,544

Oil, Gas & Consumable Fuels–0.6%
Cimarex Energy Co.	6,393	155,542
ConocoPhillips	238,297	7,825,673
HollyFrontier Corp.	39,841	785,266
Royal Dutch Shell PLC (Sponsored ADR)	209,344	5,070,312
Valero Energy Corp.	195,710	8,478,157

		22,314,950

		22,916,494

Materials–0.5%
Chemicals–0.4%
FMC Corp.	15,120	1,601,359
GCP Applied Technologies, Inc.(a)	17,430	365,159
Orion Engineered Carbons SA	55,784	697,858
Trinseo SA	23,538	603,514
Westlake Chemical Corp.	161,641	10,218,944

		13,486,834

Containers & Packaging–0.1%
Graphic Packaging Holding Co.	67,789	955,147
Sealed Air Corp.	24,179	938,387

		1,893,534

Metals & Mining–0.0%
Carpenter Technology Corp.	21,158	384,229

2020 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Reliance Steel & Aluminum Co.	9,657	$985,400

		1,369,629

		16,749,997

Total Common Stocks (cost $1,135,313,696)		1,863,329,014

INVESTMENT COMPANIES–44.3%
Funds and Investment Trusts–44.3%(c)(d)
AB All Market Real Return Portfolio–Class Z	31,873,094	246,060,284
Bernstein Fund, Inc.–International Small Cap Portfolio–Class Z	18,012,564	187,690,917
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	55,248,815	642,543,722
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	4,756,250	49,560,129
Sanford C. Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,142,052	85,526,656
Sanford C. Bernstein Fund, Inc.–Tax-Managed International Portfolio–Class Z	21,709,330	366,453,484

Total Investment Companies (cost $1,516,490,906)		1,577,835,192

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–3.3%
Investment Companies–3.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(c)(d)(e) (cost $108,531,696)	108,531,696	$108,531,696

Principal Amount (000)
U.S. Treasury Bills–0.3%
U.S. Treasury Bill Zero Coupon, 10/29/2020–11/05/2020 (cost $10,499,308)	$10,500	10,499,239

Total Investments—100.0% (cost $2,770,835,606)		3,560,195,141

Other assets less liabilities—0.0%		(766,966)

Net Assets—100.0%		$3,559,428,175

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	3,401	December 2020	$127,360,804	$(4,318,270)

FTSE 100 Index Futures	1,164	December 2020	87,737,373	(727,340)

MSCI Emerging Markets Futures	680	December 2020	37,009,000	83,579

MSCI Singapore IX ETS Futures	5,007	October 2020	103,694,289	(12,915)

S&P 500 E-Mini Futures	377	December 2020	63,185,200	603,709

TOPIX Index Futures	1,379	December 2020	212,541,080	3,607,048

U.S. T-Note 2 Yr (CBT) Futures	1,681	December 2020	371,435,337	70,845

U.S. T-Note 10 Yr (CBT) Futures	7,729	December 2020	1,078,437,031	1,313,620

U.S. Ultra Bond (CBT) Futures	1,687	December 2020	374,197,688	(3,942,945)

Sold Contracts

Hang Seng Index Futures	402	October 2020	60,766,447	(47,573)

MSCI Emerging Markets Futures	3,579	December 2020	331,630,140	8,618,447

Russell 2000 E-Mini Futures	55	December 2020	4,137,100	44,052

S&P Mid 400 E-Mini Futures	54	December 2020	10,021,860	(362,095)

S&P/TSX 60 Index Futures	123	December 2020	17,763,434	10,549

SPI 200 Futures	1,494	December 2020	155,214,692	2,296,146

				$7,236,857

28	Sanford C. Bernstein Fund, Inc.

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	23,295	JPY	2,472,920	10/08/2020	$154,378

BNP Paribas SA	JPY	10,966,604	USD	102,972	10/08/2020	(1,018,063)

BNP Paribas SA	USD	131,162	SEK	1,150,975	10/16/2020	(2,627,553)

BNP Paribas SA	AUD	65,329	USD	47,130	10/29/2020	334,856

BNP Paribas SA	AUD	44,155	USD	31,620	10/29/2020	(7,423)

BNP Paribas SA	USD	44,201	AUD	60,700	10/29/2020	(721,747)

Citibank, NA	USD	35,418	JPY	3,770,167	10/08/2020	332,334

Citibank, NA	EUR	23,815	USD	28,097	10/15/2020	167,164

Citibank, NA	USD	27,372	EUR	23,259	10/15/2020	(94,717)

Citibank, NA	CHF	60,739	USD	66,865	11/19/2020	832,609

Credit Suisse International	CAD	156,007	USD	118,581	10/09/2020	1,416,273

Credit Suisse International	USD	66,155	CAD	87,828	10/09/2020	(193,617)

Credit Suisse International	NOK	108,785	USD	11,705	10/16/2020	42,197

Credit Suisse International	SEK	339,045	USD	39,232	10/16/2020	1,369,758

Credit Suisse International	USD	118,157	SEK	1,083,341	10/16/2020	2,824,242

Credit Suisse International	USD	41,116	SEK	359,390	10/16/2020	(981,090)

Goldman Sachs Bank USA	CAD	47,575	USD	35,742	10/09/2020	12,267

HSBC Bank USA	USD	208,778	EUR	177,580	10/15/2020	(518,051)

HSBC Bank USA	USD	43,578	SEK	398,059	10/16/2020	874,788

HSBC Bank USA	NZD	2,614	USD	1,725	10/27/2020	(4,632)

JPMorgan Chase Bank, NA	USD	31,474	CAD	42,207	10/09/2020	223,946

JPMorgan Chase Bank, NA	EUR	109,010	USD	128,842	10/15/2020	998,593

JPMorgan Chase Bank, NA	NOK	32,453	USD	3,442	10/16/2020	(37,174)

JPMorgan Chase Bank, NA	SEK	910,782	USD	103,926	10/16/2020	2,215,207

JPMorgan Chase Bank, NA	NZD	140,622	USD	93,537	10/27/2020	509,625

JPMorgan Chase Bank, NA	USD	94,072	NZD	140,499	10/27/2020	(1,125,679)

JPMorgan Chase Bank, NA	USD	48,968	AUD	68,379	10/29/2020	11,085

JPMorgan Chase Bank, NA	USD	13,947	CHF	12,738	11/19/2020	(98,674)

JPMorgan Chase Bank, NA	USD	16,988	GBP	13,266	11/19/2020	133,384

Morgan Stanley & Co., Inc.	USD	68,218	JPY	7,196,437	10/08/2020	21,790

Morgan Stanley & Co., Inc.	USD	58,837	JPY	6,161,524	10/08/2020	(411,301)

Morgan Stanley & Co., Inc.	USD	62,725	CAD	82,488	10/09/2020	(774,730)

Morgan Stanley & Co., Inc.	EUR	110,039	USD	130,143	10/15/2020	1,092,943

Morgan Stanley & Co., Inc.	USD	12,086	NOK	108,861	10/16/2020	(415,171)

UBS AG	GBP	66,258	USD	86,189	11/19/2020	672,810

						$5,210,627

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

S&P 500 Index(f)	Credit Suisse International	233,000	USD	3,550.00	November 2020	USD	(827,150)	$9,171,602	$(9,171,602)

2020 Annual Report	29

Schedule of Investments (continued)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

30	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2020

	Principal Amount (000)		U.S. $ Value

INFLATION-LINKED SECURITIES–26.5%
Canada–0.2%
Canadian Government Real Return Bond 0.50%, 12/01/2050	CAD	2,908	$2,662,711

Japan–0.5%
Japanese Government CPI Linked Bond Series 22 0.10%, 03/10/2027	JPY	640,754	6,060,328

United States–25.8%
U.S. Treasury Inflation Index 0.125%, 01/15/2022–01/15/2030 (TIPS)	U.S.$	77,803	82,182,483
0.125%, 07/15/2022 (TIPS)(a)		26,295	26,960,135
0.25%, 07/15/2029 (TIPS)		10,928	12,220,220
0.375%, 07/15/2023–07/15/2025 (TIPS)		26,361	28,170,607
0.375%, 07/15/2027 (TIPS)(b)		21,660	24,062,932
0.50%, 01/15/2028 (TIPS)		4,348	4,876,547
0.625%, 07/15/2021–01/15/2026 (TIPS)		36,285	38,467,684
0.75%, 07/15/2028 (TIPS)		16,497	18,999,904
0.875%, 01/15/2029 (TIPS)		4,930	5,740,063
1.75%, 01/15/2028 (TIPS)		5,527	6,727,965
2.00%, 01/15/2026 (TIPS)		10,122	11,917,051
2.125%, 02/15/2040 (TIPS)		1,288	1,975,978
2.375%, 01/15/2025–01/15/2027 (TIPS)		21,424	26,265,424
2.50%, 01/15/2029 (TIPS)		7,608	9,930,312
3.875%, 04/15/2029 (TIPS)		6,689	9,605,619

			308,102,924

Total Inflation-Linked Securities (cost $295,787,825)			316,825,963

CORPORATES—INVESTMENT GRADE–21.4%

Industrial–12.5%
Basic–1.2%
Alpek SAB de CV 4.25%, 09/18/2029(c)		478	470,083
Anglo American Capital PLC 3.75%, 04/10/2022(c)		200	209,354
4.875%, 05/14/2025(c)		200	227,360
5.375%, 04/01/2025(c)		415	477,445
AngloGold Ashanti Holdings PLC 3.75%, 10/01/2030		228	232,959
Celulosa Arauco y Constitucion SA 4.20%, 01/29/2030(c)		571	603,832
	Principal Amount (000)		U.S. $ Value

DuPont de Nemours, Inc. 4.205%, 11/15/2023	U.S.$	825	$906,230
4.493%, 11/15/2025		825	949,814
Eastman Chemical Co. 3.80%, 03/15/2025		276	304,331
Equate Petrochemical BV 3.00%, 03/03/2022(c)		625	630,469
Fresnillo PLC 4.25%, 10/02/2050(c)		1,956	1,927,795
Glencore Finance Europe Ltd. 1.875%, 09/13/2023(c)	EUR	150	182,779
3.125%, 03/26/2026(c)	GBP	385	524,197
Glencore Funding LLC 4.00%, 03/27/2027(c)	U.S.$	206	224,878
4.125%, 05/30/2023(c)		265	283,940
Gold Fields Orogen Holdings BVI Ltd. 5.125%, 05/15/2024(c)		276	299,805
GUSAP III LP 4.25%, 01/21/2030(c)		905	940,860
Industrias Penoles SAB de CV 4.75%, 08/06/2050(c)		495	509,470
International Flavors & Fragrances, Inc. 1.80%, 09/25/2026	EUR	100	122,820
Inversiones CMPC SA 3.85%, 01/13/2030(c)	U.S.$	665	722,356
4.375%, 04/04/2027(c)		935	1,044,571
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(c)		467	495,166
LyondellBasell Industries NV 5.75%, 04/15/2024		685	786,188
Nutrition & Biosciences, Inc. 1.832%, 10/15/2027(c)		340	341,574
SABIC Capital II BV 4.00%, 10/10/2023(c)		467	502,025
SIG Combibloc PurchaseCo Sarl 1.875%, 06/18/2023 (c)	EUR	261	312,120
Suzano Austria GmbH 3.75%, 01/15/2031	U.S.$	384	385,056

			14,617,477

Capital Goods–0.4%
CNH Industrial Finance Europe SA 1.75%, 09/12/2025(c)	EUR	123	149,650
Series G 2.875%, 05/17/2023(c)		101	126,157
General Electric Co. 0.875%, 05/17/2025		1,745	2,035,756
3.45%, 05/01/2027	U.S.$	668	706,109
Raytheon Technologies Corp. 3.95%, 08/16/2025		540	614,288
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		250	263,700
4.40%, 03/15/2024		210	228,226

			4,123,886

2020 Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Communications—Media–1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.20%, 03/15/2028	U.S.$	46	$52,190
4.80%, 03/01/2050		187	211,607
5.125%, 07/01/2049		547	638,781
5.75%, 04/01/2048		150	186,231
Comcast Corp. 0.75%, 02/20/2032	EUR	552	650,357
2.45%, 08/15/2052	U.S.$	158	147,725
2.80%, 01/15/2051		190	191,554
3.45%, 02/01/2050		311	349,269
Cox Communications, Inc. 2.95%, 06/30/2023(c)		273	286,915
Fox Corp. 4.709%, 01/25/2029		800	958,968
Interpublic Group of Cos., Inc. (The) 4.75%, 03/30/2030		730	876,504
Prosus NV 3.68%, 01/21/2030(c)		842	905,487
4.027%, 08/03/2050(c)		651	664,833
Tencent Holdings Ltd. 1.81%, 01/26/2026(c)		930	942,379
3.24%, 06/03/2050(c)		525	531,791
Time Warner Cable LLC 4.50%, 09/15/2042		604	654,482
ViacomCBS, Inc. 3.375%, 02/15/2028		466	512,050
3.70%, 06/01/2028		212	235,031
4.20%, 05/19/2032		305	348,127
4.95%, 01/15/2031		775	929,946
Walt Disney Co. (The) 2.75%, 09/01/2049		357	345,262
Weibo Corp. 3.375%, 07/08/2030		1,306	1,326,815

			11,946,304

Communications—Telecommunications–0.9%
AT&T, Inc. 1.60%, 05/19/2028	EUR	250	310,708
2.35%, 09/05/2029		307	404,521
2.75%, 06/01/2031	U.S.$	290	305,298
3.50%, 09/15/2053(c)		662	641,140
3.65%, 09/15/2059(c)		422	414,611
4.35%, 03/01/2029		2,524	2,969,007
Series B 2.875%, 03/02/2025(d)	EUR	200	226,975
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	540	865,334
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.738%, 03/20/2025(c)		1,345	1,457,752
Verizon Communications, Inc. 3.00%, 03/22/2027		312	347,711
4.862%, 08/21/2046		448	612,169
5.012%, 04/15/2049		474	679,445
	Principal Amount (000)		U.S. $ Value

Vodafone Group PLC 3.75%, 01/16/2024	U.S.$	1,841	$2,010,556

			11,245,227

Consumer Cyclical—Automotive–1.2%
Aptiv Corp. 4.15%, 03/15/2024		187	205,446
BMW US Capital LLC 3.90%, 04/09/2025(c)		555	620,240
General Motors Co. 6.125%, 10/01/2025		292	339,214
6.80%, 10/01/2027		404	491,361
General Motors Financial Co., Inc. 2.20%, 04/01/2024(c)	EUR	490	590,334
2.70%, 08/20/2027	U.S.$	835	830,149
5.10%, 01/17/2024		588	642,449
5.20%, 03/20/2023		714	774,611
5.25%, 03/01/2026		409	461,401
Harley-Davidson Financial Services, Inc. 0.90%, 11/19/2024(c)	EUR	850	989,776
3.35%, 06/08/2025(c)	U.S.$	2,009	2,099,626
Lear Corp. 3.50%, 05/30/2030		608	620,166
3.80%, 09/15/2027		617	649,417
4.25%, 05/15/2029		99	107,000
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(c)		2,805	2,812,882
Volkswagen Bank GmbH 1.25%, 06/10/2024(c)	EUR	500	597,703
Volkswagen Group of America Finance LLC 2.90%, 05/13/2022(c)	U.S.$	667	689,624
Volkswagen Leasing GmbH 2.625%, 01/15/2024(c)	EUR	228	284,881

			13,806,280

Consumer Cyclical—Other–0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025	U.S.$	873	869,691
3.20%, 08/08/2024		504	509,236
3.50%, 08/18/2026		313	317,169
Marriott International, Inc./MD 0.898% (LIBOR 3 Month + 0.65%), 03/08/2021(e)		114	113,535
Series EE 5.75%, 05/01/2025		464	516,915

			2,326,546

Consumer Cyclical—Restaurants–0.1%
Starbucks Corp. 4.50%, 11/15/2048		704	855,663

Consumer Cyclical—Retailers–0.5%
Advance Auto Parts, Inc. 1.75%, 10/01/2027		378	376,866

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

AutoNation, Inc. 4.75%, 06/01/2030	U.S.$	1,004	$1,186,005
Ralph Lauren Corp. 2.95%, 06/15/2030		2,570	2,681,461
Ross Stores, Inc. 4.70%, 04/15/2027		1,426	1,681,411

			5,925,743

Consumer Non-Cyclical–2.3%
AbbVie, Inc. 2.95%, 11/21/2026(c)		490	533,630
4.875%, 11/14/2048		491	621,665
Altria Group, Inc. 3.125%, 06/15/2031	EUR	644	863,129
3.40%, 05/06/2030	U.S.$	1,195	1,301,630
4.80%, 02/14/2029		385	455,686
Amgen, Inc. 4.663%, 06/15/2051		435	568,336
Anheuser-Busch InBev Worldwide, Inc. 4.60%, 06/01/2060		630	761,915
5.55%, 01/23/2049		1,950	2,624,231
BAT Capital Corp. 2.259%, 03/25/2028		1,964	1,972,230
3.215%, 09/06/2026		1,234	1,326,205
4.70%, 04/02/2027		765	878,488
4.906%, 04/02/2030		170	199,997
BAT Netherlands Finance BV 3.125%, 04/07/2028(c)	EUR	855	1,148,621
Baxalta, Inc. 3.60%, 06/23/2022	U.S.$	66	67,971
Baxter International, Inc. 0.40%, 05/15/2024	EUR	890	1,060,019
Biogen, Inc. 4.05%, 09/15/2025	U.S.$	663	755,164
Cigna Corp. 3.40%, 03/01/2027		622	697,293
3.75%, 07/15/2023		214	231,553
4.125%, 11/15/2025		380	435,248
4.375%, 10/15/2028		506	601,573
Coca-Cola Co. (The) 2.95%, 03/25/2025		860	945,217
Coca-Cola Femsa SAB de CV 1.85%, 09/01/2032		520	521,472
2.75%, 01/22/2030		447	479,408
CVS Health Corp. 4.10%, 03/25/2025		466	525,979
DH Europe Finance II SARL 0.45%, 03/18/2028	EUR	422	491,469
Gilead Sciences, Inc. 2.80%, 10/01/2050	U.S.$	855	845,903
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(c)		497	508,183
Kraft Heinz Foods Co. 2.25%, 05/25/2028(c)	EUR	588	699,025
	Principal Amount (000)		U.S. $ Value

Medtronic Global Holdings SCA 0.375%, 10/15/2028	EUR	392	$461,595
Mylan NV 3.95%, 06/15/2026	U.S.$	905	1,017,509
Royalty Pharma PLC 1.75%, 09/02/2027(c)		220	220,466
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026		800	890,464
Sigma Alimentos SA de CV 4.125%, 05/02/2026(c)		207	220,196
Takeda Pharmaceutical Co., Ltd. 0.75%, 07/09/2027	EUR	620	739,705
4.40%, 11/26/2023	U.S.$	876	973,122
Tyson Foods, Inc. 3.95%, 08/15/2024		760	844,253
4.00%, 03/01/2026		75	85,821
Zimmer Biomet Holdings, Inc. 3.55%, 03/20/2030		110	123,071
Zoetis, Inc. 3.45%, 11/13/2020		263	263,226

			27,960,668

Energy–2.5%
Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/2027		1,227	1,303,442
BG Energy Capital PLC 5.125%, 12/01/2025(c)	GBP	216	344,515
Boardwalk Pipelines LP 3.40%, 02/15/2031	U.S.$	689	674,959
4.80%, 05/03/2029		465	507,287
BP Capital Markets America, Inc. 3.194%, 04/06/2025		783	860,737
BP Capital Markets PLC 1.573%, 02/16/2027(c)	EUR	202	253,906
3.25%, 03/22/2026(c)(d)		374	451,335
Cenovus Energy, Inc. 4.25%, 04/15/2027	U.S.$	54	49,067
Empresa Electrica Cochrane SpA 5.50%, 05/14/2027(c)		479	489,376
Energy Transfer Operating LP 3.75%, 05/15/2030		2,462	2,388,115
4.20%, 04/15/2027		120	124,240
4.75%, 01/15/2026		600	639,240
5.50%, 06/01/2027		1,206	1,327,866
Eni SpA 4.25%, 05/09/2029(c)		2,125	2,391,368
Enterprise Products Operating LLC 3.70%, 02/15/2026		1,082	1,213,831
Exxon Mobil Corp. 1.571%, 04/15/2023		1,215	1,249,616
2.992%, 03/19/2025		840	920,270
Husky Energy, Inc. 4.40%, 04/15/2029		3,090	3,244,160
Marathon Oil Corp. 3.85%, 06/01/2025		401	411,687

2020 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Marathon Petroleum Corp. 5.125%, 12/15/2026	U.S.$		329	$383,186
Newfield Exploration Co. 5.625%, 07/01/2024			300	291,201
Noble Energy, Inc. 3.85%, 01/15/2028			173	196,263
3.90%, 11/15/2024			675	739,159
Oleoducto Central SA 4.00%, 07/14/2027(c)			1,046	1,086,271
ONEOK, Inc. 4.00%, 07/13/2027			313	325,357
4.35%, 03/15/2029			393	409,852
4.55%, 07/15/2028			698	737,646
5.85%, 01/15/2026			524	603,842
6.35%, 01/15/2031			480	557,942
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029			93	89,604
3.60%, 11/01/2024			526	541,696
4.50%, 12/15/2026			170	181,089
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027			601	677,609
Saudi Arabian Oil Co. 2.875%, 04/16/2024(c)			440	461,340
3.50%, 04/16/2029(c)			200	219,438
Shell International Finance BV 3.25%, 04/06/2050			655	696,645
Spectra Energy Partners LP 3.50%, 03/15/2025			795	867,067
Sunoco Logistics Partners Operations LP 3.90%, 07/15/2026			487	500,816
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(c)			438	440,190
4.00%, 08/15/2026(c)			363	384,326
TransCanada PipeLines Ltd. 9.875%, 01/01/2021			252	257,804
Valero Energy Corp. 2.70%, 04/15/2023			691	716,415
6.625%, 06/15/2037			120	150,415

				30,360,190

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(c)			668	703,279

Services–0.2%
Booking Holdings, Inc. 4.625%, 04/13/2030			1,611	1,935,681
Expedia Group, Inc. 6.25%, 05/01/2025(c)			114	125,566
7.00%, 05/01/2025(c)			433	466,757

				2,528,004

Technology–1.3%
Analog Devices, Inc. 2.95%, 04/01/2025			101	109,945
	Principal Amount (000)			U.S. $ Value

Apple, Inc. 2.40%, 08/20/2050		U.S.$	706	$703,232
Baidu, Inc. 3.075%, 04/07/2025			496	525,269
3.425%, 04/07/2030			401	440,677
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50%, 01/15/2028			186	201,293
3.875%, 01/15/2027			1,882	2,084,578
Broadcom, Inc. 4.11%, 09/15/2028			1,126	1,258,023
4.15%, 11/15/2030			1,225	1,374,193
4.25%, 04/15/2026			214	241,349
4.70%, 04/15/2025			45	51,120
Dell International LLC/EMC Corp. 5.45%, 06/15/2023(c)			43	47,137
6.02%, 06/15/2026(c)			788	926,664
Fidelity National Information Services, Inc. 1.00%, 12/03/2028		EUR	126	151,478
1.50%, 05/21/2027			444	554,030
Fiserv, Inc. 1.125%, 07/01/2027			526	640,224
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025		U.S.$	800	917,080
Infor, Inc. 1.75%, 07/15/2025(c)			488	502,508
International Business Machines Corp. 2.95%, 05/15/2050			338	348,022
Lam Research Corp. 2.80%, 06/15/2021			405	411,128
Leidos, Inc. 4.375%, 05/15/2030(c)			537	628,784
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70%, 05/01/2025(c)			152	160,862
Oracle Corp. 2.50%, 04/01/2025			1,183	1,267,525
3.60%, 04/01/2050			850	951,414
Seagate HDD Cayman 4.091%, 06/01/2029(c)			92	100,021
4.875%, 03/01/2024			404	439,964

				15,036,520

Transportation—Airlines–0.3%
Delta Air Lines, Inc. 7.00%, 05/01/2025(c)			411	452,009
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(c)			598	613,381
4.75%, 10/20/2028(c)			693	718,870
Southwest Airlines Co. 4.75%, 05/04/2023			335	357,411
5.25%, 05/04/2025			1,270	1,399,388

				3,541,059

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(c)	U.S.$	422	$465,255

Transportation—Services–0.3%
Adani Ports & Special Economic Zone Ltd. 3.95%, 01/19/2022(c)		510	521,373
4.00%, 07/30/2027(c)		245	244,388
Aviation Capital Group LLC
2.875%, 01/20/2022(c)		129	128,089
3.50%, 11/01/2027(c)		195	173,938
3.875%, 05/01/2023(c)		599	593,064
4.125%, 08/01/2025(c)		12	11,496
4.375%, 01/30/2024(c)		330	328,178
4.875%, 10/01/2025(c)		311	305,869
5.50%, 12/15/2024(c)		938	966,412
Heathrow Funding Ltd. 6.75%, 12/03/2026(c)	GBP	414	658,776

			3,931,583

			149,373,684

Financial Institutions–8.3%
Banking–6.6%
ABN AMRO Bank NV 4.75%, 07/28/2025(c)	U.S.$	690	779,321
AIB Group PLC 4.263%, 04/10/2025(c)		816	877,306
4.75%, 10/12/2023(c)		200	216,832
American Express Co. Series C 3.535% (LIBOR 3 Month + 0.00%), 12/15/2020(d)(e)		288	260,254
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(c)		1,605	1,810,216
Banco de Credito del Peru 3.125%, 07/01/2030(c)		1,095	1,095,000
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 5.375%, 04/17/2025(c)		537	594,646
Banco Santander SA 2.746%, 05/28/2025		400	420,028
3.49%, 05/28/2030		200	218,328
5.179%, 11/19/2025		2,400	2,718,576
Bank of America Corp. Series DD 6.30%, 03/10/2026(d)		273	308,512
Series L 3.95%, 04/21/2025		2,009	2,232,280
Series Z 6.50%, 10/23/2024(d)		229	254,206
Bank of Ireland Group PLC 4.50%, 11/25/2023(c)		724	781,725
	Principal Amount (000)		U.S. $ Value

Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)	U.S.$	390	$413,813
Bank of Nova Scotia (The) 2.50%, 01/08/2021		154	154,909
Banque Federative du Credit Mutuel SA 2.75%, 10/15/2020(c)		545	545,490
Barclays Bank PLC 6.86%, 06/15/2032(c)(d)		205	259,948
Barclays PLC 3.684%, 01/10/2023		255	263,099
BBVA USA 2.875%, 06/29/2022		760	783,074
BNP Paribas SA 4.375%, 09/28/2025–05/12/2026(c)		1,981	2,214,787
6.75%, 03/14/2022(c)(d)		660	683,140
BPCE SA 4.625%, 07/11/2024(c)		250	275,348
5.15%, 07/21/2024(c)		535	598,970
5.70%, 10/22/2023(c)		1,106	1,239,803
Capital One Financial Corp. 1.65%, 06/12/2029	EUR	1,000	1,199,838
2.60%, 05/11/2023	U.S.$	596	623,363
3.30%, 10/30/2024		748	810,368
CIT Group, Inc. 5.25%, 03/07/2025		565	597,826
Citigroup, Inc. 1.50%, 07/24/2026(c)	EUR	370	455,800
3.106%, 04/08/2026	U.S.$	221	238,738
3.875%, 03/26/2025		1,831	2,022,138
4.45%, 09/29/2027		1,249	1,448,740
5.95%, 01/30/2023(d)		491	503,776
Series P 5.95%, 05/15/2025(d)		367	384,715
Series Q 4.375% (LIBOR 3 Month + 4.10%), 11/15/2020(d)(e)		610	595,134
Commonwealth Bank of Australia 4.50%, 12/09/2025(c)		1,610	1,823,292
Cooperatieve Rabobank UA 3.25%, 12/29/2026(c)(d)	EUR	600	663,879
3.95%, 11/09/2022	U.S.$	285	303,143
4.375%, 08/04/2025		1,197	1,351,568
Credit Agricole SA/London 3.375%, 01/10/2022(c)		355	366,708
Credit Suisse Group AG 2.193%, 06/05/2026(c)		835	861,545
Danske Bank A/S 3.244%, 12/20/2025(c)		1,023	1,089,402
3.875%, 09/12/2023(c)		742	797,153
5.375%, 01/12/2024(c)		1,030	1,159,790
Deutsche Bank AG/New York NY 2.222%, 09/18/2024		229	230,589
3.961%, 11/26/2025		605	642,868

2020 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Discover Bank 4.682%, 08/09/2028	U.S.$	550	$574,404
DNB Bank ASA 6.50%, 03/26/2022(c)(d)		800	830,936
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		518	521,818
Goldman Sachs Group, Inc. (The) 1.25%, 05/01/2025(c)	EUR	705	852,416
Series M 4.165% (LIBOR 3 Month + 3.92%), 11/02/2020(d)(e)	U.S.$	143	138,860
Series O 5.30%, 11/10/2026(d)		35	37,040
HSBC Holdings PLC 4.041%, 03/13/2028		562	621,544
4.292%, 09/12/2026		761	849,291
6.375%, 03/30/2025(d)		914	953,924
ING Groep NV 3.00%, 02/18/2026(c)	GBP	600	844,167
3.55%, 04/09/2024	U.S.$	700	762,342
6.50%, 04/16/2025(d)		201	212,909
6.875%, 04/16/2022(c)(d)		835	870,371
Intesa Sanpaolo SpA 3.125%, 07/14/2022(c)		905	930,268
3.375%, 01/12/2023(c)		600	622,554
JPMorgan Chase & Co. 1.09%, 03/11/2027(c)	EUR	735	890,826
2.083%, 04/22/2026	U.S.$	796	830,881
Series V 3.545% (LIBOR 3 Month + 3.32%), 01/01/2021(d)(e)		300	278,955
Series X 6.10%, 10/01/2024(d)		430	451,362
Series Z 4.051% (LIBOR 3 Month + 3.80%), 11/01/2020(d)(e)		124	122,286
Manufacturers & Traders Trust Co. 2.625%, 01/25/2021		495	497,663
Mastercard, Inc. 3.30%, 03/26/2027		464	530,723
Morgan Stanley 3.737%, 04/24/2024		593	637,119
5.00%, 11/24/2025		372	436,858
Series G 1.375%, 10/27/2026	EUR	430	533,914
1.75%, 03/11/2024		268	331,231
3.70%, 10/23/2024	U.S.$	1,075	1,192,852
4.35%, 09/08/2026		1,065	1,228,744
Series J 4.085% (LIBOR 3 Month + 3.81%), 01/15/2021(d)(e)		360	349,759
Nationwide Building Society 4.00%, 09/14/2026(c)		1,960	2,125,796
	Principal Amount (000)		U.S. $ Value

Natwest Group PLC Series U 2.54% (LIBOR 3 Month + 2.32%), 09/30/2027(d)(e)	U.S.$	1,300	$1,242,449
Nordea Bank Abp 3.75%, 08/30/2023(c)		347	374,531
Royal Bank of Scotland Group PLC 8.625%, 08/15/2021(d)		1,335	1,375,090
Santander Holdings USA, Inc. 4.40%, 07/13/2027		428	469,632
Santander UK Group Holdings PLC 4.75%, 09/15/2025(c)		725	794,614
Santander UK PLC 5.00%, 11/07/2023(c)		390	425,923
Societe Generale SA 4.25%, 04/14/2025–08/19/2026(c)		684	734,502
4.75%, 11/24/2025(c)		200	219,284
Standard Chartered PLC 1.778% (LIBOR 3 Month + 1.51%), 01/30/2027(c)(d)(e)		1,100	925,639
5.20%, 01/26/2024(c)		950	1,030,864
7.50%, 04/02/2022(c)(d)		557	575,247
State Street Corp. 2.901%, 03/30/2026(c)		90	97,773
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		1,505	1,618,763
UBS AG/Stamford CT 7.625%, 08/17/2022		280	311,660
UBS Group AG 7.00%, 02/19/2025(c)(d)		400	445,132
7.125%, 08/10/2021(c)(d)		1,263	1,297,278
UniCredit SpA 2.569%, 09/22/2026(c)		3,320	3,289,456
3.75%, 04/12/2022(c)		264	273,438
US Bancorp Series J 5.30%, 04/15/2027(d)		513	552,532
Wells Fargo & Co. 0.625%, 08/14/2030(c)	EUR	1,175	1,324,769
1.338%, 05/04/2025(c)		215	258,996
2.188%, 04/30/2026	U.S.$	618	644,253
3.75%, 01/24/2024		622	676,599
4.125%, 08/15/2023		1,045	1,140,649
Series G 4.30%, 07/22/2027		503	576,488

			78,907,358

Brokerage–0.1%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		1,111	1,201,635

Finance–0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/23/2023		378	377,958
4.125%, 07/03/2023		566	576,680

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

4.50%, 09/15/2023	U.S.$	617	$635,386
6.50%, 07/15/2025		495	533,640
Air Lease Corp. 3.875%, 07/03/2023		134	139,517
4.25%, 02/01/2024		549	570,938
Aircastle Ltd. 4.40%, 09/25/2023		152	150,407
5.25%, 08/11/2025(c)		260	254,455
GE Capital Funding LLC 4.05%, 05/15/2027(c)		616	663,013
4.40%, 05/15/2030(c)		1,610	1,724,375
GE Capital International Funding Co. Unlimited Co. 4.418%, 11/15/2035		207	218,352
Synchrony Financial 3.95%, 12/01/2027		212	228,059
4.50%, 07/23/2025		1,252	1,382,608

			7,455,388

Insurance–0.6%
Alleghany Corp. 3.625%, 05/15/2030		2,054	2,314,037
ASR Nederland NV 3.375%, 05/02/2049(c)	EUR	219	274,342
Assicurazioni Generali SpA 5.50%, 10/27/2047(c)		331	456,519
Centene Corp. 4.25%, 12/15/2027	U.S.$	303	317,001
4.625%, 12/15/2029		365	393,408
CNP Assurances 4.50%, 06/10/2047(c)	EUR	600	822,912
Credit Agricole Assurances SA 4.25%, 01/13/2025(c)(d)		400	508,843
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(c)	U.S.$	513	677,089
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(c)		460	777,110
Voya Financial, Inc. 5.65%, 05/15/2053		751	774,912

			7,316,173

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		454	451,371

REITS–0.4%
CyrusOne LP/CyrusOne Finance Corp. 1.45%, 01/22/2027	EUR	227	264,302
Digital Euro Finco LLC 2.50%, 01/16/2026(c)		820	1,056,511
Equinix, Inc. 2.875%, 02/01/2026		363	433,218
Host Hotels & Resorts LP Series D 3.75%, 10/15/2023	U.S.$	25	25,841
	Principal Amount (000)		U.S. $ Value

Welltower, Inc. 2.75%, 01/15/2031	U.S.$	375	$385,939
3.10%, 01/15/2030		300	318,363
3.625%, 03/15/2024		181	195,881
4.00%, 06/01/2025		404	453,369
WPC Eurobond BV 1.35%, 04/15/2028	EUR	240	284,635
2.125%, 04/15/2027		601	747,534

			4,165,593

			99,497,518

Utility–0.6%
Electric–0.6%
Adani Transmission Ltd. 4.00%, 08/03/2026(c)	U.S.$	328	338,865
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(c)		731	749,047
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		249	355,428
Colbun SA 3.15%, 03/06/2030(c)		1,115	1,200,716
Enel Chile SA 4.875%, 06/12/2028		756	888,933
Enel Finance International NV 2.65%, 09/10/2024(c)		1,151	1,220,048
Israel Electric Corp., Ltd. Series 6 5.00%, 11/12/2024(c)		776	875,910
Kentucky Utilities Co. 3.30%, 06/01/2050		546	596,778
Naturgy Finance BV 4.125%, 11/18/2022(c)(d)	EUR	400	485,980
NextEra Energy Capital Holdings, Inc. 2.75%, 05/01/2025	U.S.$	241	260,702

			6,972,407

Total Corporates—Investment Grade (cost $243,149,931)			255,843,609

GOVERNMENTS—TREASURIES–17.7%
Australia–1.2%
Australia Government Bond Series 144 3.75%, 04/21/2037(c)	AUD	2,900	2,829,272
Series 145 2.75%, 06/21/2035(c)		3,400	2,952,813
Series 150 3.00%, 03/21/2047(c)		5,855	5,375,201
Series 159 0.25%, 11/21/2024(c)		4,860	3,479,094

			14,636,380

2020 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Austria–0.2%
Republic of Austria Government Bond 0.75%, 02/20/2028(c)	EUR	2,255	$2,892,557

Canada–0.6%
Canadian Government Bond 1.25%, 06/01/2030	CAD	9,600	7,669,762

China–0.3%
China Government Bond Series INBK 3.39%, 03/16/2050	CNY	28,210	3,809,427

Colombia–0.0%
Colombian TES Series B 5.75%, 11/03/2027	COP	1,760,300	479,297

Finland–0.1%
Finland Government Bond 0.50%, 09/15/2027(c)	EUR	849	1,066,621

France–0.1%
French Republic Government Bond OAT 1.50%, 05/25/2050(c)		905	1,392,078

Germany–0.7%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 05/15/2035–08/15/2050(c)		940	1,151,312
1.00%, 08/15/2024(c)		48	60,278
Series 2007 4.25%, 07/04/2039(c)		2,224	4,906,899
Series 3 4.75%, 07/04/2034(c)		1,070	2,178,275

			8,296,764

Italy–1.1%
Italy Buoni Poliennali Del Tesoro 1.75%, 07/01/2024(c)		710	884,367
1.80%, 03/01/2041(c)		3,798	4,667,196
1.85%, 05/15/2024–07/01/2025(c)		5,795	7,250,675

			12,802,238

Japan–2.3%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	1,448,950	13,875,244
Japan Government Thirty Year Bond Series 36 2.00%, 03/20/2042		35,600	445,198
Series 62 0.50%, 03/20/2049		245,700	2,289,729
Series 65 0.40%, 12/20/2049		248,150	2,236,773
Japan Government Twenty Year Bond Series 143 1.60%, 03/20/2033		176,850	1,978,007
	Principal Amount (000)		U.S. $ Value

Series 150 1.40%, 09/20/2034	JPY	387,400	$4,272,585
Series 169 0.30%, 06/20/2039		71,900	672,648
Series 171 0.30%, 12/20/2039		112,650	1,051,635

			26,821,819

Malaysia–0.2%
Malaysia Government Bond Series 0117 3.882%, 03/10/2022	MYR	6,236	1,544,150
Series 0310 4.498%, 04/15/2030		4,736	1,303,237

			2,847,387

Mexico–0.0%
Mexican Bonos Series M 8.00%, 11/07/2047	MXN	7,100	354,414

Netherlands–0.4%
Netherlands Government Bond 0.25%, 07/15/2029(c)	EUR	3,310	4,132,402

Peru–0.1%
Peru Government Bond 5.94%, 02/12/2029	PEN	2,513	816,103

Spain–0.3%
Spain Government Bond
1.20%, 10/31/2040(c)	EUR	1,615	2,029,062
4.20%, 01/31/2037(c)		732	1,340,166

			3,369,228

United Kingdom–1.2%
United Kingdom Gilt
0.625%, 10/22/2050(c)	GBP	1,100	1,361,459
1.75%, 09/07/2037–01/22/2049(c)		8,252	13,014,666

			14,376,125

United States–8.9%
U.S. Treasury Bonds
1.125%, 05/15/2040–08/15/2040	U.S.$	7,345	7,223,451
1.25%, 05/15/2050		1,210	1,150,256
2.00%, 02/15/2050		215	243,823
2.25%, 08/15/2046–08/15/2049		1,444	1,713,820
2.375%, 11/15/2049		450	550,898
2.50%, 02/15/2045–05/15/2046		3,313	4,097,811
2.875%, 08/15/2045–05/15/2049		5,432	7,202,020
3.00%, 11/15/2044–02/15/2049		6,409	8,743,325
3.125%, 08/15/2044–05/15/2048		3,574	4,880,277
3.375%, 11/15/2048		1,885	2,749,155
3.50%, 02/15/2039		188	264,140
3.625%, 08/15/2043		1,873	2,734,289
4.375%, 11/15/2039(b)		5,290	8,273,891
4.50%, 02/15/2036		2,328	3,526,556
4.625%, 02/15/2040		290	467,489
5.50%, 08/15/2028(a)		2,520	3,489,413
6.25%, 05/15/2030		1,454	2,220,534

38	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

U.S. Treasury Notes 0.125%, 08/31/2022(a)(b)	U.S.$	19,698	$19,698,000
0.625%, 05/15/2030		2,799	2,791,128
1.50%, 02/15/2030(b)		3,867	4,173,943
1.625%, 11/30/2021(a)(b)		8,919	9,086,231
1.625%, 12/31/2021		1,739	1,771,335
1.625%, 08/31/2022(b)		4,120	4,237,806
1.75%, 11/15/2029		370	407,578
2.125%, 12/31/2022		1,275	1,331,977
2.25%, 08/15/2027		390	437,592
2.75%, 02/15/2028(a)		2,236	2,602,145

			106,068,883

Total Governments—Treasuries (cost $196,066,644)			211,831,485

MORTGAGE PASS-THROUGHS–5.4%
Agency Fixed Rate 30-Year–5.1%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 06/01/2049–11/01/2049		4,912	5,290,112
4.00%, 06/01/2049		782	857,412
Series 2020 2.50%, 07/01/2050		578	618,507
3.50%, 01/01/2050		1,987	2,175,558
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		991	1,096,162
Series 2017 4.00%, 07/01/2044		749	827,517
Series 2018 4.00%, 11/01/2048–12/01/2048		984	1,070,108
4.50%, 03/01/2048–11/01/2048		1,485	1,642,072
5.00%, 11/01/2048		411	457,676
Series 2019 4.50%, 02/01/2049		767	851,824
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037		205	239,887
Series 2010 4.00%, 12/01/2040		450	497,722
Series 2012 3.50%, 02/01/2042–01/01/2043		4,694	5,185,892
Series 2013 3.50%, 03/01/2043–04/01/2043		2,256	2,493,124
4.00%, 10/01/2043		1,220	1,345,169
Series 2014
5.50%, 09/01/2041		619	724,975
Series 2015 3.00%, 05/01/2045–08/01/2045		1,635	1,724,013
Series 2017 3.50%, 01/01/2047–11/01/2047		74	78,243
Series 2018 3.50%, 02/01/2048–04/01/2048		3,736	4,023,746
4.00%, 08/01/2048–12/01/2048		4,649	5,054,926
4.50%, 09/01/2048		3,633	4,016,445
Principal Amount (000)			U.S. $ Value

Series 2019 3.50%, 10/01/2049–11/01/2049	U.S.$	1,828	$1,962,913
4.00%, 06/01/2049		1,302	1,427,875
Series 2020 2.50%, 07/01/2050		3,287	3,542,599
3.50%, 01/01/2050		2,394	2,591,704
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046		662	697,563
Uniform Mortgage-Backed Security Series 2020 1.50%, 10/01/2050, TBA		1,750	1,761,074
2.00%, 10/01/2050, TBA		3,410	3,526,153
2.50%, 10/01/2050, TBA		5,020	5,266,686

			61,047,657

Agency Fixed Rate 15-Year–0.3%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028–06/01/2028		66	69,511
Series 2014 2.50%, 09/01/2029		187	196,397
Series 2016 2.50%, 11/01/2031–01/01/2032		3,107	3,257,417
Series 2017 2.50%, 02/01/2032		136	142,214

			3,665,539

Total Mortgage Pass-Throughs (cost $62,235,457)			64,713,196

COMMERCIAL MORTGAGE-BACKED SECURITIES–5.3%
Non-Agency Fixed Rate CMBS–3.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(c)		500	442,659
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		85	94,086
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4 3.544%, 11/15/2050		615	701,491
CFCRE Commercial Mortgage Trust Series 2016-C4, Class A4 3.283%, 05/10/2058		1,250	1,355,274
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(c)		2,120	2,232,402
Citigroup Commercial Mortgage Trust Series 2015-GC27, Class A5 3.137%, 02/10/2048		838	906,658
Series 2015-GC35, Class A4 3.818%, 11/10/2048		525	589,357

2020 Annual Report	39

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Series 2016-C1, Class A4 3.209%, 05/10/2049	U.S.$	1,411	$1,557,677
Series 2016-GC36, Class A5 3.616%, 02/10/2049		645	723,148
Series 2017-P8, Class AS 3.789%, 09/15/2050		267	300,990
Series 2018-B2, Class A4 4.009%, 03/10/2051		450	524,029
Commercial Mortgage Trust Series 2010-C1, Class D 6.05%, 07/10/2046(c)		1,070	1,065,078
Series 2013-CR12, Class A4 4.046%, 10/10/2046		500	543,960
Series 2014-UBS3, Class A4 3.819%, 06/10/2047		570	623,205
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		990	1,089,068
Series 2015-3BP, Class A 3.178%, 02/10/2035(c)		280	300,207
Series 2015-CR24, Class A5 3.696%, 08/10/2048		655	732,901
Series 2015-DC1, Class A5 3.35%, 02/10/2048		1,005	1,094,699
Series 2015-LC21, Class XA 0.838%, 07/10/2048(f)		4,933	135,036
CSAIL Commercial Mortgage Trust Series 2015-C2, Class A4 3.504%, 06/15/2057		736	810,747
Series 2015-C3, Class A4 3.718%, 08/15/2048		671	739,471
Series 2015-C4, Class A4 3.808%, 11/15/2048		1,775	1,974,083
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(c)		650	664,752
Series 2011-GC5, Class D 5.555%, 08/10/2044(c)		860	684,651
Series 2013-G1, Class A1 2.059%, 04/10/2031(c)		153	154,091
Series 2013-G1, Class A2 3.557%, 04/10/2031(c)		1,094	1,081,940
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	478,717
Series 2014-GC18, Class D 5.155%, 01/10/2047(c)		100	70,961
Series 2014-GC22, Class A5 3.862%, 06/10/2047		1,128	1,231,431
Series 2018-GS9, Class A4 3.992%, 03/10/2051		1,640	1,913,017
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.605%, 08/15/2046(c)		116	96,489
Series 2012-C6, Class E 5.324%, 05/15/2045(c)		375	236,984
Series 2012-C8, Class AS 3.424%, 10/15/2045(c)		1,400	1,444,428
Principal Amount (000)			U.S. $ Value

Series 2012-CBX, Class E 5.303%, 06/15/2045(c)	U.S.$	305	$193,864
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class A5 3.775%, 08/15/2047		1,085	1,188,604
Series 2014-C21, Class B 4.341%, 08/15/2047		150	156,861
Series 2014-C22, Class XA 0.984%, 09/15/2047(f)		14,491	394,331
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	836,449
Series 2015-C30, Class A5 3.822%, 07/15/2048		655	735,474
Series 2015-C31, Class A3 3.801%, 08/15/2048		1,344	1,505,418
Series 2015-C31, Class B 4.773%, 08/15/2048		290	318,907
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	488,793
JPMCC Commercial Mortgage Securities Trust Series 2017-JP7, Class XA 1.206%, 09/15/2050(f)		4,251	220,126
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		199	115,150
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(c)		1,188	1,206,822
Morgan Stanley Capital I Trust Series 2011-C1, Class D 5.675%, 09/15/2047(c)		100	100,290
Series 2011-C3, Class C 5.419%, 07/15/2049(c)		380	355,614
Series 2016-UB12, Class A4 3.596%, 12/15/2049		1,005	1,130,941
SG Commercial Mortgage Securities Trust Series 2016-C5, Class B 3.933%, 10/10/2048		490	514,792
UBS Commercial Mortgage Trust Series 2018-C8, Class A4 3.983%, 02/15/2051		1,020	1,180,089
Series 2018-C9, Class A4 4.117%, 03/15/2051		1,690	1,962,996
Series 2018-C10, Class A4 4.313%, 05/15/2051		1,220	1,436,523
Series 2019-C17, Class AS
3.203%, 10/15/2052		364	398,823
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A5 2.85%, 12/10/2045		2,030	2,104,769
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.611%, 09/15/2048		669	631,581
Series 2016-LC25, Class C 4.564%, 12/15/2059		125	121,076

40	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Series 2016-NXS6, Class C 4.458%, 11/15/2049	U.S.$	750	$729,867
Series 2018-C43, Class A4 4.012%, 03/15/2051		450	524,939
Series 2018-C48, Class A5 4.302%, 01/15/2052		152	181,309
WFRBS Commercial Mortgage Trust Series 2011-C3, Class C 5.335%, 03/15/2044(c)		410	401,591
Series 2014-C24, Class AS 3.931%, 11/15/2047		143	146,625

			45,876,311

Non-Agency Floating Rate CMBS–1.4%
Ashford Hospitality Trust Series 2018-ASHF, Class A 1.052% (LIBOR 1 Month + 0.90%), 04/15/2035(c)(e)		826	787,147
Series 2018-KEYS, Class A 1.152% (LIBOR 1 Month + 1.00%), 06/15/2035(c)(e)		1,965	1,875,112
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.152% (LIBOR 1 Month + 1.00%), 11/15/2033(c)(e)		1,935	1,829,898
BFLD Series 2019-DPLO, Class D 1.992% (LIBOR 1 Month + 1.84%), 10/15/2034(c)(e)		631	576,846
BHMS Series 2018-ATLS, Class A 1.402% (LIBOR 1 Month + 1.25%), 07/15/2035(c)(e)		1,512	1,449,465
BHP Trust Series 2019-BXHP, Class C 1.675% (LIBOR 1 Month + 1.52%), 08/15/2036(c)(e)		335	312,583
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.152% (LIBOR 1 Month + 1.00%), 04/15/2034(c)(e)		712	685,678
BX Trust Series 2018-EXCL, Class A 1.24% (LIBOR 1 Month + 1.09%), 09/15/2037(c)(e)		1,484	1,350,682
CLNY Trust Series 2019-IKPR, Class D 2.177% (LIBOR 1 Month + 2.03%), 11/15/2038(c)(e)		915	827,866
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/19/2030(c)(e)		1,631	1,582,243
Great Wolf Trust Series 2019-WOLF, Class A 1.186% (LIBOR 1 Month + 1.03%), 12/15/2036(c)(e)		570	549,642
Principal Amount (000)			U.S. $ Value

GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.352% (LIBOR 1 Month + 1.20%), 06/15/2038(c)(e)	U.S.$	751	$731,880
Series 2019-SMP, Class A 1.302% (LIBOR 1 Month + 1.15%), 08/15/2032(c)(e)		820	791,481
Series 2019-SMP, Class D 2.102% (LIBOR 1 Month + 1.95%), 08/15/2032(c)(e)		230	205,614
Invitation Homes Trust Series 2018-SFR4, Class A 1.251% (LIBOR 1 Month + 1.10%), 01/17/2038(c)(e)		855	854,995
JP Morgan Chase Commercial Mortgage Securities Trust Series 2020-NNN, Class EFL 2.002% (LIBOR 1 Month + 1.85%), 01/16/2037(c)(e)		143	130,617
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102% (LIBOR 1 Month + 1.95%), 11/15/2026(e)(g)		246	197,598
Natixis Commercial Mortgage Securities Trust Series 2018-850T, Class A 0.936% (LIBOR 1 Month + 0.78%), 07/15/2033(c)(e)		610	599,432
Series 2019-MILE, Class A 1.652% (LIBOR 1 Month + 1.50%), 07/15/2036(c)(e)		372	368,606
Starwood Retail Property Trust Series 2014-STAR, Class A 1.622% (LIBOR 1 Month + 1.47%), 11/15/2027(c)(e)		1,909	1,365,459

			17,072,844

Total Commercial Mortgage-Backed Securities (cost $62,537,497)			62,949,155

COLLATERALIZED MORTGAGE OBLIGATIONS–3.9%
Risk Share Floating Rate–3.2%
Bellemeade Re Ltd. Series 2018-2A, Class M1B 1.498% (LIBOR 1 Month + 1.35%), 08/25/2028(c)(e)		71	71,061
Series 2018-3A, Class M1B 1.998% (LIBOR 1 Month + 1.85%), 10/25/2028(c)(e)		360	357,605
Series 2019-1A, Class M1B 1.898% (LIBOR 1 Month + 1.75%), 03/25/2029(c)(e)		1,469	1,467,768
Series 2019-2A, Class M1C 2.148% (LIBOR 1 Month + 2.00%), 04/25/2029(c)(e)		829	818,232

2020 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Series 2019-3A, Class M1B 1.748% (LIBOR 1 Month + 1.60%), 07/25/2029(c)(e)		U.S.$	1,011	$988,417
Series 2019-3A, Class M1C 2.098% (LIBOR 1 Month + 1.95%), 07/25/2029(c)(e)			441	419,277
Series 2019-4A, Class M1B 2.175% (LIBOR 1 Month + 2.00%), 10/25/2029(c)(e)			910	880,872
Series 2019-4A, Class M1C 2.675% (LIBOR 1 Month + 2.50%), 10/25/2029(c)(e)			235	212,763
Series 2019-4A, Class M2 3.025% (LIBOR 1 Month + 2.85%), 10/25/2029(c)(e)			330	304,332
Series 2020-2A, Class M1B 3.348% (LIBOR 1 Month + 3.20%), 08/26/2030(c)(e)			584	588,172
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.548% (LIBOR 1 Month + 2.40%), 04/25/2031(c)(e)			334	332,551
Series 2019-R02, Class 1M2 2.448% (LIBOR 1 Month + 2.30%), 08/25/2031(c)(e)			383	380,682
Series 2019-R03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 09/25/2031(c)(e)			255	253,493
Series 2019-R04, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 06/25/2039(c)(e)			478	474,696
Series 2019-R05, Class 1M2 2.148% (LIBOR 1 Month + 2.00%), 07/25/2039(c)(e)			462	457,677
Series 2019-R06, Class 2M2 2.248% (LIBOR 1 Month + 2.10%), 09/25/2039(c)(e)			937	929,237
Series 2019-R07, Class 1M2 2.248% (LIBOR 1 Month + 2.10%), 10/25/2039(c)(e)			1,230	1,223,063
Series 2020-R01, Class 1M2 2.198% (LIBOR 1 Month + 2.05%), 01/25/2040(c)(e)			910	891,649
Series 2020-R02, Class 2M1 0.898% (LIBOR 1 Month + 0.75%), 01/25/2040(c)(e)			250	249,013
Eagle RE Ltd. Series 2018-1, Class M1 1.875% (LIBOR 1 Month + 1.70%), 11/25/2028(c)(e)			208	207,188
Series 2018-1, Class M2 3.175% (LIBOR 1 Month + 3.00%), 11/25/2028(c)(e)			295	286,230
Series 2020-1, Class M1A 1.048% (LIBOR 1 Month + 0.90%), 01/25/2030(c)(e)			1,045	1,037,016
	Principal Amount (000)			U.S. $ Value

Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(c)(e)	U.S.$		131	$128,279
Series 2019-DNA4, Class M2 2.098% (LIBOR 1 Month + 1.95%), 10/25/2049(c)(e)			949	938,567
Series 2019-FTR2, Class M2 2.298% (LIBOR 1 Month + 2.15%), 11/25/2048(c)(e)			482	452,832
Series 2019-HQA3, Class M2 1.998% (LIBOR 1 Month + 1.85%), 09/25/2049(c)(e)			195	190,674
Series 2020-DNA1, Class M2 1.848% (LIBOR 1 Month + 1.70%), 01/25/2050(c)(e)			895	875,523
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(e)			255	232,972
Series 2015-DNA3, Class M3 4.848% (LIBOR 1 Month + 4.70%), 04/25/2028(e)			290	301,542
Series 2015-HQA2, Class M3 4.948% (LIBOR 1 Month + 4.80%), 05/25/2028(e)			428	437,752
Series 2016-DNA2, Class M3 4.798% (LIBOR 1 Month + 4.65%), 10/25/2028(e)			497	516,765
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(e)			1,203	1,245,320
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(e)			434	446,170
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(e)			1,040	1,049,196
Series 2017-HQA1, Class M2
3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(e)			516	530,494
Series 2017-HQA2, Class M2 2.798% (LIBOR 1 Month + 2.65%), 12/25/2029(e)			234	231,039
Series 2017-HQA3, Class M2 2.498% (LIBOR 1 Month + 2.35%), 04/25/2030(e)			1,011	1,016,512
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.048% (LIBOR 1 Month + 4.90%), 11/25/2024(e)			505	523,509

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Series 2014-C04, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 11/25/2024(e)	U.S.$	362	$370,464
Series 2015-C01, Class 1M2 4.448% (LIBOR 1 Month + 4.30%), 02/25/2025(e)		1,046	1,063,209
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(e)		210	211,612
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		612	618,712
Series 2015-C02, Class 2M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(e)		488	493,729
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		696	711,910
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(e)		518	530,008
Series 2015-C04, Class 1M2 5.848% (LIBOR 1 Month + 5.70%), 04/25/2028(e)		481	497,618
Series 2015-C04, Class 2M2 5.698% (LIBOR 1 Month + 5.55%), 04/25/2028(e)		272	279,475
Series 2016-C01, Class 2M2 7.098% (LIBOR 1 Month + 6.95%), 08/25/2028(e)		96	102,278
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(e)		397	420,431
Series 2016-C03, Class 2M2 6.048% (LIBOR 1 Month + 5.90%), 10/25/2028(e)		344	363,696
Series 2016-C04, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 01/25/2029(e)		220	227,799
Series 2016-C05, Class 2M2
4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(e)		1,164	1,201,063
Series 2016-C06, Class 1M2 4.398% (LIBOR 1 Month + 4.25%), 04/25/2029(e)		245	250,162
Series 2016-C07, Class 2M2 4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(e)		258	266,987
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(e)		882	907,820
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(e)		549	554,663
Series 2017-C04, Class 2M2 2.998% (LIBOR 1 Month + 2.85%), 11/25/2029(e)		470	466,499
	Principal Amount (000)		U.S. $ Value

Series 2018-C01, Class 1M2 2.398% (LIBOR 1 Month + 2.25%), 07/25/2030(e)	U.S.$	257	$253,928
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2024(e)(g)		53	48,954
Mortgage Insurance-Linked Notes Series 2019-1, Class M1 2.048% (LIBOR 1 Month + 1.90%), 11/26/2029(c)(e)		875	857,051
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(e)(g)		343	326,567
2.146% (LIBOR 1 Month + 2.00%), 03/27/2024(c)(e)		274	260,882
Series 2019-2R, Class A 2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(e)(g)		358	345,329
2.896% (LIBOR 1 Month + 2.75%), 05/27/2023(c)(e)		465	448,107
Series 2019-3R, Class A 2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(e)(g)		66	63,590
2.846% (LIBOR 1 Month + 2.70%), 10/27/2022(c)(e)		206	199,132
Series 2020-1R, Class A 2.496% (LIBOR 1 Month + 2.35%), 02/27/2023(c)(e)		599	576,704
Radnor RE Ltd. Series 2019-1, Class M1B 2.098% (LIBOR 1 Month + 1.95%), 02/25/2029(c)(e)		809	796,491
Series 2019-2, Class M1B
1.898% (LIBOR 1 Month + 1.75%), 06/25/2029(c)(e)		1,148	1,138,946
Series 2020-1, Class M1A 1.098% (LIBOR 1 Month + 0.95%), 02/25/2030(c)(e)		417	415,391
RMIR M1C Series 2020-2, Class M1C 4.746% (LIBOR 1 Month + 4.60%), 10/25/2030(c)(e)		654	654,197
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(e)(g)		237	217,141
5.398% (LIBOR 1 Month + 5.25%), 11/25/2025(c)(e)		81	73,833
Series 2015-WF1, Class 2M2 5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(e)(g)		75	68,742

2020 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

5.648% (LIBOR 1 Month + 5.50%), 11/25/2025(c)(e)	U.S.$		25	$23,357

				38,254,617

Agency Floating Rate–0.6%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 5.998% (6.15%–LIBOR 1 Month), 06/15/2047(e)(h)			2,340	531,018
Series 4719, Class JS 5.998% (6.15%–LIBOR 1 Month), 09/15/2047(e)(h)			951	158,440
Series 4727, Class SA 6.048% (6.20%–LIBOR 1 Month), 11/15/2047(e)(h)			2,483	495,668
Series 4954, Class SL 5.898% (6.05%–LIBOR 1 Month), 02/25/2050(e)(h)			2,924	530,555
Series 4981, Class HS 5.948% (6.10%–LIBOR 1 Month), 06/25/2050(e)(h)			7,781	1,412,592
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.392% (6.54%–LIBOR 1 Month), 12/25/2041(e)(h)			1,059	248,710
Series 2014-17, Class SA 5.902% (6.05%–LIBOR 1 Month), 04/25/2044(e)(h)			2,865	730,998
Series 2014-78, Class SE 5.952% (6.10%–LIBOR 1 Month), 12/25/2044(e)(h)			905	177,607
Series 2016-77, Class DS 5.852% (6.00%–LIBOR 1 Month), 10/25/2046(e)(h)			2,136	425,752
Series 2017-16, Class SG
5.902% (6.05%–LIBOR 1 Month), 03/25/2047(e)(h)			1,052	210,528
Series 2017-62, Class AS
6.002% (6.15%–LIBOR 1 Month), 08/25/2047(e)(h)			1,049	192,793
Series 2017-81, Class SA
6.052% (6.20%–LIBOR 1 Month), 10/25/2047(e)(h)			919	203,977
Series 2017-97, Class LS
6.052% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)			1,704	437,893
Series 2017-97, Class SW
6.052% (6.20%–LIBOR 1 Month), 12/25/2047(e)(h)			903	231,809
Government National Mortgage Association Series 2017-65, Class ST 5.994% (6.15%–LIBOR 1 Month), 04/20/2047(e)(h)			1,167	246,994
	Principal Amount (000)			U.S. $ Value

Series 2017-122, Class SA
6.044% (6.20%–LIBOR 1 Month), 08/20/2047(e)(h)		U.S.$	1,018	$209,097
Series 2017-134, Class SE
6.044% (6.20%–LIBOR 1 Month), 09/20/2047(e)(h)			913	150,554

				6,594,985

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4976, Class MI 4.50%, 05/25/2050(f)			5,446	878,158

Non-Agency Floating Rate–0.0%
Chase Mortgage Reference Notes Series 2019-CL1, Class M3 2.248% (LIBOR 1 Month + 2.10%), 04/25/2047(c)(e)			250	250,458

Total Collateralized Mortgage Obligations (cost $45,525,922)				45,978,218

			Shares

INVESTMENT COMPANIES–3.2%
Funds and Investment Trusts–3.2%
AB All Market Real Return Portfolio–Class Z(i)(j) (cost $45,291,823)			4,948,193	38,200,052

	Principal Amount (000)
QUASI-SOVEREIGNS–2.7%
Quasi-Sovereign Bonds–2.7%
Chile–0.2%
Corp. Nacional del Cobre de Chile 3.15%, 01/14/2030(c)		U.S.$	610	647,744
3.75%, 01/15/2031(c)			976	1,085,800
Empresa de Transporte de Pasajeros Metro SA 3.65%, 05/07/2030(c)			600	662,250

				2,395,794

China–1.9%
China Development Bank Series 1805 4.88%, 02/09/2028		CNY	37,240	5,849,842
Series 1903
3.30%, 02/01/2024			2,600	378,618
Series 1904
3.68%, 02/26/2026			54,970	8,070,778
Series 2003
3.23%, 01/10/2025			51,390	7,433,264
State Grid Overseas Investment Ltd. 4.125%, 05/07/2024(c)		U.S.$	951	1,049,667

				22,782,169

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Indonesia–0.2%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(c)	U.S.$	762	$831,532
Pertamina Persero PT
3.10%, 08/27/2030(c)		300	311,250
6.45%, 05/30/2044(c)		525	687,586
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.125%, 05/15/2027(c)		495	534,600
5.45%, 05/21/2028(c)		618	722,674

			3,087,642

Malaysia–0.1%
Petronas Capital Ltd. 4.55%, 04/21/2050(c)		647	829,833

Mexico–0.1%
Petroleos Mexicanos
5.95%, 01/28/2031(c)		131	109,338
6.75%, 09/21/2047		588	453,200
6.84%, 01/23/2030(c)		381	340,043
7.69%, 01/23/2050(c)		445	372,465

			1,275,046

Peru–0.2%
Corp. Financiera de Desarrollo SA 2.40%, 09/28/2027(c)		1,955	1,964,149

United Arab Emirates–0.0%
DP World Crescent Ltd.
3.75%, 01/30/2030(c)		226	231,650
3.875%, 07/18/2029(c)		219	226,391

			458,041

Total Quasi-Sovereigns (cost $31,636,349)			32,792,674

CORPORATES—NON-INVESTMENT GRADE–2.4%

Industrial–1.7%
Basic–0.2%
OCI NV 5.00%, 04/15/2023(c)	EUR	445	534,784
OCI NV SR 3.625%, 10/15/2025		163	191,109
Smurfit Kappa Acquisitions ULC 2.875%, 01/15/2026(c)		530	662,125
SPCM SA 2.00%, 02/01/2026(c)		311	364,654
WEPA Hygieneprodukte GmbH
2.875%, 12/15/2027(c)		330	380,137
Series JAN
2.875%, 12/15/2027(c)		117	134,696

			2,267,505

Capital Goods–0.2%
Rolls-Royce PLC 0.875%, 05/09/2024(c)		690	702,568
	Principal Amount (000)		U.S. $ Value

Silgan Holdings, Inc. 2.25%, 06/01/2028	EUR	122	$137,782
TransDigm, Inc. 6.25%, 03/15/2026(c)	U.S.$	864	902,206
Trivium Packaging Finance BV 5.50%, 08/15/2026(c)		325	336,489
Vertical Midco Gmbh 4.375%, 07/15/2027(c)	EUR	605	721,745

			2,800,790

Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.00%, 03/01/2023(c)	U.S.$	725	733,112
CSC Holdings LLC 6.75%, 11/15/2021		285	298,820

			1,031,932

Consumer Cyclical—Automotive–0.1%
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(c)	EUR	385	452,846
Ford Motor Co. 8.50%, 04/21/2023	U.S.$	475	517,812
Ford Motor Credit Co. LLC 4.063%, 11/01/2024		325	324,513
Tenneco, Inc. 5.00%, 07/15/2024(c)	EUR	260	282,273

			1,577,444

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 11.50%, 04/01/2023(c)	U.S.$	170	190,412
Carnival PLC 1.00%, 10/28/2029	EUR	490	362,171
Royal Caribbean Cruises Ltd.
10.875%, 06/01/2023(c)	U.S.$	416	463,940
11.50%, 06/01/2025(c)		747	865,892

			1,882,415

Consumer Cyclical—Other–0.1%
International Game Technology PLC 6.50%, 02/15/2025(c)		885	943,251

Consumer Cyclical—Retailers–0.0%
Dufry One BV 2.50%, 10/15/2024(c)	EUR	242	245,429

Consumer Non-Cyclical–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.50%, 02/15/2023(c)	U.S.$	1,336	1,352,166
4.625%, 01/15/2027(c)		171	174,912
Catalent Pharma Solutions, Inc. 2.375%, 03/01/2028(c)	EUR	237	267,206
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(c)		123	139,164
Grifols SA 1.625%, 02/15/2025(c)		747	865,004

2020 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Spectrum Brands, Inc. 5.75%, 07/15/2025	U.S.$	821	$847,920

			3,646,372

Energy–0.1%
Hess Midstream Operations LP 5.625%, 02/15/2026(c)		546	555,501
Sunoco LP/Sunoco Finance Corp. 4.875%, 01/15/2023		671	676,073
Transocean Poseidon Ltd. 6.875%, 02/01/2027(c)		375	300,382

			1,531,956

Other Industrial–0.1%
Rexel SA 2.125%, 06/15/2025(c)	EUR	450	514,560
SPIE SA 3.125%, 03/22/2024(c)		400	476,085

			990,645

Services–0.1%
Arena Luxembourg Finance SARL 1.875%, 02/01/2028(c)		403	422,715
Intertrust Group BV 3.375%, 11/15/2025(c)		555	663,646

			1,086,361

Technology–0.1%
CommScope, Inc. 5.50%, 03/01/2024(c)	U.S.$	225	230,780
Dell International LLC/EMC Corp. 7.125%, 06/15/2024(c)		51	53,012
EMC Corp. 3.375%, 06/01/2023		645	663,125

			946,917

Transportation—Services–0.1%
Chicago Parking Meters LLC 4.93%, 12/30/2025(k)		800	909,490
Loxam SAS 4.25%, 04/15/2024(c)	EUR	160	182,741

			1,092,231

			20,043,248

Financial Institutions–0.7%
Banking–0.5%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	398,388
Banco Santander SA 6.75%, 04/25/2022(c)(d)	EUR	500	611,491
Credit Suisse Group AG 7.50%, 07/17/2023–12/11/2023(c)(d)	U.S.$	2,194	2,344,227
Discover Financial Services Series D 6.125%, 06/23/2025(d)		2,363	2,496,084
	Principal Amount (000)		U.S. $ Value

Intesa Sanpaolo SpA 5.017%, 06/26/2024(c)	U.S.$	400	$422,064
Series E 3.928%, 09/15/2026(c)	EUR	29	37,014

			6,309,268

Finance–0.2%
Lincoln Financing SARL 3.625%, 04/01/2024(c)		445	501,210
Navient Corp. 6.625%, 07/26/2021	U.S.$	1,140	1,157,476

			1,658,686

REITS–0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc. 4.625%, 06/15/2025(c)		241	245,870

			8,213,824

Total Corporates—Non-Investment Grade (cost $27,509,394)			28,257,072

EMERGING MARKETS—TREASURIES–1.3%
South Africa–1.3%
Republic of South Africa Government Bond Series 2030 8.00%, 01/31/2030 (cost $14,894,569)	ZAR	291,175	15,865,527

ASSET-BACKED SECURITIES–1.2%
Autos—Fixed Rate–0.6%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(c)	U.S.$	1,240	1,302,709
Series 2018-2A, Class A 4.00%, 03/20/2025(c)		500	534,843
Exeter Automobile Receivables Trust Series 2016-1A, Class D 8.20%, 02/15/2023(c)		271	272,025
Series 2019-3A, Class B 2.58%, 08/15/2023(c)		550	555,422
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(c)		653	658,429
Flagship Credit Auto Trust Series 2016-2, Class D 8.56%, 11/15/2023(c)		330	341,807
Series 2016-4, Class D 3.89%, 11/15/2022(c)		435	443,928
Series 2018-3, Class B 3.59%, 12/16/2024(c)		600	612,745

46	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)			U.S. $ Value

Hertz Vehicle Financing II LP Series 2015-3A, Class A 2.67%, 09/25/2021(c)	U.S.$	277	$277,816
Series 2017-1A, Class A 2.96%, 10/25/2021(c)		545	547,350
Series 2018-1A, Class A 3.29%, 02/25/2024(c)		176	176,089
Series 2019-1A, Class A 3.71%, 03/25/2023(c)		440	440,541
Series 2019-2A, Class A 3.42%, 05/25/2025(c)		207	207,661
Hertz Vehicle Financing LLC Series 2018-2A, Class A 3.65%, 06/27/2022(c)		195	195,645

			6,567,010

Other ABS—Fixed Rate–0.4%
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(c)		270	270,498
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(c)		350	348,526
Marlette Funding Trust Series 2018-4A, Class A 3.71%, 12/15/2028(c)		127	127,635
Series 2019-1A, Class A 3.44%, 04/16/2029(c)		181	183,079
Series 2019-3A, Class A 2.69%, 09/17/2029(c)		451	454,491
Series 2020-1A, Class A 2.24%, 03/15/2030(c)		266	268,035
Prosper Marketplace Issuance Trust Series 2019-3A, Class A 3.19%, 07/15/2025(c)		157	157,813
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(c)		774	814,944
SoFi Consumer Loan Program LLC Series 2017-2, Class A 3.28%, 02/25/2026(c)		55	55,567
Series 2017-5, Class A2 2.78%, 09/25/2026(c)		327	329,617
Series 2017-6, Class A2 2.82%, 11/25/2026(c)		299	301,397
SoFi Consumer Loan Program Trust Series 2018-1, Class B 3.65%, 02/25/2027(c)		277	284,735
Series 2018-3, Class A2 3.67%, 08/25/2027(c)		432	436,734
Series 2019-3, Class A 2.90%, 05/25/2028(c)		242	244,527

			4,277,598

Principal Amount (000)			U.S. $ Value

Credit Cards—Fixed Rate–0.2%
World Financial Network Credit Card Master Trust Series 2018-A, Class A 3.07%, 12/16/2024	U.S.$	1,340	$1,352,476
Series 2018-B, Class M 3.81%, 07/15/2025		445	450,132
Series 2019-B, Class M 3.04%, 04/15/2026		1,065	1,099,169

			2,901,777

Total Asset-Backed Securities (cost $13,472,763)			13,746,385

COLLATERALIZED LOAN OBLIGATIONS–1.1%
CLO—Floating Rate–1.1%
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 1.995% (LIBOR 3 Month + 1.75%), 04/26/2031(c)(e)		250	240,056
Dryden CLO Ltd. Series 2020-77A, Class A 2.374% (LIBOR 3 Month + 2.00%), 05/20/2031(c)(e)		730	732,693
Series 2020-78A, Class C 3.217% (LIBOR 3 Month + 1.95%), 04/17/2033(c)(e)		830	814,005
Series 2020-78A, Class D 4.267% (LIBOR 3 Month + 3.00%), 04/17/2033(c)(e)		500	471,846
Elevation CLO Ltd. Series 2020-11A, Class C 3.523% (LIBOR 3 Month + 2.20%), 04/15/2033(c)(e)		670	634,144
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class A 2.308% (LIBOR 3 Month + 1.90%), 04/20/2031(c)(e)		1,079	1,083,169
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.875% (LIBOR 3 Month + 1.63%), 04/26/2031(c)(e)		250	246,167
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.412% (LIBOR 3 Month + 1.14%), 10/19/2028(c)(e)		570	566,337
Kayne CLO Ltd. Series 2020-7A, Class C 3.407% (LIBOR 3 Month + 2.00%), 04/17/2033(c)(e)		250	247,027
Magnetite CLO Ltd. Series 2020-26A, Class A 1.949% (LIBOR 3 Month + 1.75%), 07/15/2030(c)(e)		1,351	1,354,352

2020 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.452% (LIBOR 3 Month + 1.18%), 12/18/2030(c)(e)	U.S.$	678	$668,624
OCP CLO Ltd. Series 2020-18A, Class A 2.053% (LIBOR 3 Month + 1.80%), 04/20/2030(c)(e)		1,089	1,091,454
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.45% (LIBOR 3 Month + 1.18%), 11/18/2031(c)(e)		461	457,206
OZLM XVIII Ltd. Series 2018-18A, Class A 1.295% (LIBOR 3 Month + 1.02%), 04/15/2031(c)(e)		745	730,260
OZLM XXII Ltd. Series 2018-22A, Class A1 1.343% (LIBOR 3 Month + 1.07%), 01/17/2031(c)(e)		302	296,051
Romark CLO III Ltd. Series 2019-3A, Class A1 1.645% (LIBOR 3 Month + 1.37%), 07/15/2032(c)(e)		650	638,930
SCFF I Ltd. Series 2020-1A, Class A2A 4.111% (LIBOR 3 Month + 3.25%), 04/15/2031(c)(e)		250	251,929
Sound Point CLO XIX Ltd. Series 2018-1A, Class A 1.275% (LIBOR 3 Month + 1.00%), 04/15/2031(c)(e)		1,050	1,025,148
THL Credit Wind River CLO Ltd. Series 2014-2A, Class AR 1.415% (LIBOR 3 Month + 1.14%), 01/15/2031(c)(e)		722	711,585
Series 2017-4A, Class B 1.703% (LIBOR 3 Month + 1.45%), 11/20/2030(c)(e)		300	294,024
Voya CLO Ltd. Series 2019-1A, Class DR 3.125% (LIBOR 3 Month + 2.85%), 04/15/2031(c)(e)		340	304,737

Total Collateralized Loan Obligations (cost $13,059,548)			12,859,744

GOVERNMENTS—SOVEREIGN BONDS–0.9%
Chile–0.0%
Chile Government International Bond 1.625%, 01/30/2025	EUR	438	544,826

Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	921	940,802

	Principal Amount (000)		U.S. $ Value

Indonesia–0.1%
Indonesia Government International Bond 3.375%, 07/30/2025(c)	EUR	200	$260,357
5.875%, 01/15/2024(c)	U.S.$	270	310,669

			571,026

Israel–0.1%
Israel Government International Bond 3.875%, 07/03/2050		766	918,721

Mexico–0.1%
Mexico Government International Bond 3.90%, 04/27/2025		871	952,438

Peru–0.1%
Peruvian Government International Bond 2.392%, 01/23/2026		817	857,850

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(c)		443	486,054
3.875%, 04/23/2023(c)		750	804,375

			1,290,429

Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(c)		1,201	1,283,569

United Arab Emirates–0.2%
Abu Dhabi Government International Bond 1.70%, 03/02/2031(c)		909	898,773
2.50%, 04/16/2025(c)		955	1,011,107
3.875%, 04/16/2050(c)		633	771,073

			2,680,953

Uruguay–0.0%
Uruguay Government International Bond 4.375%, 01/23/2031		268	319,261

Total Governments—Sovereign Bonds (cost $9,553,845)			10,359,875

COVERED BONDS–0.8%
BPCE SFH SA 2.375%, 11/29/2023(c)	EUR	600	767,211
Commonwealth Bank of Australia Series E 0.75%, 11/04/2021(c)		610	724,964
Credit Suisse AG/Guernsey 1.75%, 01/15/2021(c)		560	660,873
DNB Boligkreditt AS 3.875%, 06/16/2021(c)		473	572,054
National Bank of Canada 1.50%, 03/25/2021(c)		461	545,634
Nordea Hypotek AB Series 5534 1.00%, 09/18/2024(c)	SEK	7,400	855,881
Santander UK PLC 1.625%, 11/26/2020(c)	EUR	564	663,431

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

Swedbank Hypotek AB Series 194 1.00%, 09/18/2024(c)	SEK	14,800	$1,711,762
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/2021(c)	EUR	435	503,773
UBS AG/London 4.00%, 04/08/2022(c)		495	619,578
1.375%, 04/16/2021(c)		1,105	1,308,668
Westpac Banking Corp. Series E 1.50%, 03/24/2021(c)		585	692,440

Total Covered Bonds (cost $9,132,345)			9,626,269

EMERGING MARKETS—CORPORATE BONDS–0.5%

Industrial–0.5%
Basic–0.1%
Braskem Netherlands Finance BV 4.50%, 01/31/2030(c)	U.S.$	1,170	1,088,634

Capital Goods–0.1%
Cemex SAB de CV 7.375%, 06/05/2027(c)		488	525,820
Embraer Netherlands Finance BV
5.40%, 02/01/2027		725	684,672
6.95%, 01/17/2028(c)		652	658,963
Odebrecht Finance Ltd.
5.25%, 06/27/2029(c)(l)(m)		215	8,600
7.125%, 06/26/2042(c)(l)(m)		760	39,188

			1,917,243

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(c)		1,127	1,106,573

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(c)		473	489,112
BRF SA 4.875%, 01/24/2030(c)		290	297,129

			786,241

Energy–0.0%
Leviathan Bond Ltd. 6.125%, 06/30/2025(c)		196	201,937

Transportation—Services–0.1%
Rumo Luxembourg SARL
5.875%, 01/18/2025(c)		615	644,020
7.375%, 02/09/2024(c)		510	533,588

			1,177,608

			6,278,236

	Principal Amount (000)		U.S. $ Value

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC
6.025%, 03/01/2026(g)	U.S.$	47	$47,773
6.125%, 03/01/2026(c)		86	87,415

			135,188

Total Emerging Markets—Corporate Bonds (cost $6,867,700)			6,413,424

EMERGING MARKETS—SOVEREIGNS–0.5%
Bahrain–0.1%
Bahrain Government International Bond 5.625%, 09/30/2031(c)		690	672,750

Brazil–0.1%
Brazilian Government International Bond
2.875%, 06/06/2025		868	875,812
3.875%, 06/12/2030		339	339,000

			1,214,812

Dominican Republic–0.2%
Dominican Republic International Bond
4.875%, 09/23/2032(c)		1,307	1,293,930
5.95%, 01/25/2027(c)		751	805,682

			2,099,612

Egypt–0.0%
Egypt Government International Bond 6.125%, 01/31/2022(c)		433	442,878

Ivory Coast–0.0%
Ivory Coast Government International Bond
5.875%, 10/17/2031(c)	EUR	290	307,072
6.625%, 03/22/2048(c)		145	143,654

			450,726

Nigeria–0.0%
Nigeria Government International Bond 6.75%, 01/28/2021(c)	U.S.$	305	305,858

South Africa–0.1%
Republic of South Africa Government International Bond 4.30%, 10/12/2028		515	479,111

Total Emerging Markets—Sovereigns (cost $5,627,300)			5,665,747

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.2%
United States–0.2%
Port Authority of New York & New Jersey Series 2020A 1.086%, 07/01/2023		745	755,676

2020 Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

State Board of Administration Finance Corp. Series 2020A 1.705%, 07/01/2027	U.S.$	652	$661,526
State of California 5.70%, 11/01/2021		935	988,856

Total Local Governments—US Municipal Bonds (cost $2,383,930)			2,406,058

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Bank 1.875%, 07/07/2021		1,210	1,226,226
2.50%, 02/13/2024		585	629,244

Total Agencies (cost $1,793,187)			1,855,470

GOVERNMENTS—SOVEREIGN AGENCIES–0.1%
Canada–0.1%
Canada Housing Trust No. 1 1.80%, 12/15/2024(c) (cost $1,693,960)	CAD	2,225	1,760,416

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Manitoba Canada 3.85%, 12/01/2021 (cost $1,258,741)		1,220	954,386

SUPRANATIONALS–0.1%
Supranationals–0.1%
European Investment Bank 4.75%, 08/07/2024(c) (cost $622,666)	AUD	809	674,574

	Notional Amount

OPTIONS PURCHASED—PUTS–0.0%
Swaptions–0.0%
IRS Swaption Expiration: Oct 2020; Contracts: 5,530,000; Exercise Rate: 1.02%; Counterparty: Bank of America, NA(l) (premiums paid $186,051)	USD	5,530,000	190,222

Company	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–4.6%
Investment Companies–3.4%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 0.05%(i)(j)(n) (cost $41,074,896)		41,074,896	$41,074,896

	Principal Amount (000)

GOVERNMENTS—TREASURIES–1.1%
Japan–1.1%
Japan Treasury Discount Bill
Series 931 Zero Coupon, 11/24/2020	JPY	721,300	6,840,467
Series 934 Zero Coupon, 12/07/2020		725,150	6,877,528

Total Governments—Treasuries (cost $13,647,360)			13,717,995

Short-Term Investments–0.1%
U.S. Treasury Bills–0.1%
U.S. Treasury Bill Zero Coupon, 10/01/2020 (cost $1,055,000)	U.S.$	1,055	1,054,997

Short-Term Municipal Notes–0.0%
New York–0.0%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $173,757)		170	174,085

Total Short-Term Investments (cost $55,951,013)			56,021,973

Total Investments—100.1% (cost $1,146,238,460)			1,195,791,494

Other assets less liabilities—(0.1)%			(1,176,227)

Net Assets—100.0%			$1,194,615,267

50	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	239	December 2020	$25,573,615	$203,985

10 Yr Canadian Bond Futures	202	December 2020	23,030,018	(19,688)

10 Yr Japan Bond (OSE) Futures	23	December 2020	33,172,427	69,982

Australian 3 Yr Bond Futures	44	December 2020	3,696,909	10,199

Euro STOXX 50 Index Futures	1,397	December 2020	52,314,920	(1,773,780)

Euro-BOBL Futures	138	December 2020	21,870,245	20,723

FTSE 100 Index Futures	277	December 2020	20,879,083	(335,701)

Long Gilt Futures	4	December 2020	702,518	(521)

MSCI Emerging Markets Futures	1,096	December 2020	59,649,800	134,709

MSCI Singapore IX ETS Futures	588	October 2020	12,177,400	(1,517)

Russell 2000 E-Mini Futures	229	December 2020	17,225,380	(184,740)

S&P 500 E-Mini Futures	1,247	December 2020	208,997,200	(2,103,001)

S&P Mid 400 E Mini Futures	76	December 2020	14,104,840	(104,046)

S&P TSX 60 Index Futures	52	December 2020	7,509,744	(56,891)

TOPIX Index Futures	298	December 2020	45,929,834	762,339

U.S. 10 Yr Ultra Futures	8	December 2020	1,279,375	(3,401)

U.S. Long Bond (CBT) Futures	37	December 2020	6,522,406	(52,231)

U.S. T-Note 2 Yr (CBT) Futures	816	December 2020	180,304,126	28,272

U.S. T-Note 5 Yr (CBT) Futures	229	December 2020	28,861,156	7,740

U.S. T-Note 10 Yr (CBT) Futures	115	December 2020	16,046,094	13,112

U.S. Ultra Bond (CBT) Futures	91	December 2020	20,184,938	(192,600)

Sold Contracts

10 Yr Australian Bond Futures	104	December 2020	11,128,268	(103,214)

10 Yr Canadian Bond Futures	83	December 2020	9,462,829	6,114

10 Yr Mini Japan Government Bond Futures	36	December 2020	5,192,206	(16,544)

Euro Buxl 30 Yr Bond Futures	3	December 2020	783,243	(8,304)

Euro-BOBL Futures	9	December 2020	1,426,320	(1,593)

Euro-Bund Futures	60	December 2020	12,276,956	(57,038)

Hang Seng Index Futures	31	October 2020	4,685,970	(3,669)

Long Gilt Futures	201	December 2020	35,301,516	23,757

MSCI Emerging Markets Futures	187	December 2020	17,327,420	450,307

SPI 200 Futures	132	December 2020	13,713,748	199,285

U.S. 10 Yr Ultra Futures	68	December 2020	10,874,688	(22,810)

U.S. T-Note 2 Yr (CBT) Futures	142	December 2020	31,376,453	(6,872)

U.S. T-Note 5 Yr (CBT) Futures	192	December 2020	24,198,000	(26,535)

U.S. T-Note 10 Yr (CBT) Futures	96	December 2020	13,395,000	(17,707)

U.S. Ultra Bond (CBT) Futures	23	December 2020	5,101,688	53,662

				$(3,108,217)

2020 Annual Report	51

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	CNY	3,866	USD	563	10/21/2020	$(7,037)

Australia and New Zealand Banking Group Ltd.	AUD	4,865	USD	3,438	10/29/2020	(46,033)

Bank of America, NA	USD	3,178	JPY	337,402	10/08/2020	21,063

Bank of America, NA	USD	4,510	JPY	473,271	10/08/2020	(21,861)

Bank of America, NA	CAD	7,890	USD	6,012	10/09/2020	86,310

Bank of America, NA	EUR	1,708	USD	2,022	10/15/2020	19,171

Bank of America, NA	ZAR	351,846	USD	21,041	11/27/2020	174,108

Barclays Bank PLC	USD	9,387	JPY	994,249	10/08/2020	41,209

Barclays Bank PLC	SEK	39,948	USD	4,487	10/16/2020	26,222

Barclays Bank PLC	MYR	6,782	USD	1,612	10/27/2020	(19,363)

BNP Paribas SA	JPY	1,396,645	USD	13,114	10/08/2020	(129,655)

BNP Paribas SA	IDR	48,070,394	USD	3,191	10/15/2020	(41,529)

BNP Paribas SA	USD	6,192	EUR	5,298	10/15/2020	21,156

BNP Paribas SA	USD	16,499	SEK	144,777	10/16/2020	(330,959)

BNP Paribas SA	AUD	52,515	USD	37,673	10/29/2020	56,760

BNP Paribas SA	USD	5,666	AUD	7,781	10/29/2020	(92,519)

BNP Paribas SA	USD	1,687	ZAR	28,964	11/27/2020	30,456

BNP Paribas SA	ZAR	27,880	USD	1,630	11/27/2020	(23,696)

Brown Brothers Harriman & Co.	USD	695	AUD	966	10/29/2020	(2,930)

Citibank, NA	JPY	725,394	USD	6,830	10/08/2020	(48,331)

Citibank, NA	USD	4,886	JPY	520,113	10/08/2020	45,847

Citibank, NA	EUR	2,177	USD	2,568	10/15/2020	15,281

Citibank, NA	USD	16,989	EUR	14,414	10/15/2020	(85,192)

Citibank, NA	CNY	267,365	USD	38,620	10/21/2020	(782,040)

Citibank, NA	USD	4,390	NZD	6,712	10/27/2020	50,272

Citibank, NA	KRW	3,248,262	USD	2,780	11/10/2020	(6,224)

Citibank, NA	COP	1,928,349	USD	495	11/13/2020	(7,547)

Citibank, NA	PEN	2,124	USD	595	11/13/2020	5,200

Citibank, NA	USD	502	ZAR	8,491	11/27/2020	1,327

Credit Suisse International	MXN	135,968	USD	6,224	10/08/2020	79,578

Credit Suisse International	USD	3,525	MXN	74,397	10/08/2020	(162,310)

Credit Suisse International	CAD	23,489	USD	17,849	10/09/2020	208,050

Credit Suisse International	USD	8,238	CAD	10,937	10/09/2020	(24,111)

Credit Suisse International	GBP	2,689	EUR	2,971	10/15/2020	14,872

Credit Suisse International	NOK	13,332	USD	1,435	10/16/2020	5,171

Credit Suisse International	SEK	38,930	USD	4,505	10/16/2020	157,280

Credit Suisse International	USD	14,846	SEK	136,120	10/16/2020	354,861

Credit Suisse International	USD	5,200	SEK	45,448	10/16/2020	(124,069)

Credit Suisse International	NZD	6,693	USD	4,397	10/27/2020	(30,027)

Deutsche Bank AG	CAD	2,746	USD	2,068	10/09/2020	5,535

Deutsche Bank AG	CAD	830	USD	623	10/09/2020	(578)

Deutsche Bank AG	USD	2,095	EUR	1,768	10/15/2020	(21,942)

Goldman Sachs Bank USA	USD	3,554	JPY	376,504	10/08/2020	16,150

Goldman Sachs Bank USA	USD	2,625	MXN	58,981	10/08/2020	40,082

Goldman Sachs Bank USA	CAD	22,638	USD	17,269	10/09/2020	267,211

Goldman Sachs Bank USA	USD	4,104	INR	311,566	10/15/2020	127,962

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Goldman Sachs Bank USA	MYR	5,519	USD	1,301	10/27/2020	$(26,868)

Goldman Sachs Bank USA	KRW	507,579	USD	427	11/10/2020	(7,852)

Goldman Sachs Bank USA	KRW	5,745,303	USD	4,857	11/16/2020	(70,613)

Goldman Sachs Bank USA	USD	4,824	CNY	33,640	11/16/2020	124,647

HSBC Bank USA	BRL	18,362	USD	3,301	10/02/2020	31,240

HSBC Bank USA	USD	3,255	BRL	18,362	10/02/2020	14,375

HSBC Bank USA	EUR	79,722	USD	93,727	10/15/2020	232,570

HSBC Bank USA	INR	310,574	USD	4,200	10/15/2020	(19,018)

HSBC Bank USA	USD	63,863	EUR	54,316	10/15/2020	(164,053)

HSBC Bank USA	USD	7,546	SEK	68,924	10/16/2020	151,469

HSBC Bank USA	NZD	6,714	USD	4,429	10/27/2020	(11,895)

HSBC Bank USA	USD	13,128	KRW	15,266,529	11/10/2020	(34,800)

HSBC Bank USA	USD	4,589	TWD	131,423	11/18/2020	(22,436)

JPMorgan Chase Bank, NA	MXN	58,808	USD	2,724	10/08/2020	65,983

JPMorgan Chase Bank, NA	USD	3,054	JPY	323,780	10/08/2020	15,871

JPMorgan Chase Bank, NA	USD	2,691	MXN	60,661	10/08/2020	50,874

JPMorgan Chase Bank, NA	CAD	18,474	USD	13,777	10/09/2020	(98,025)

JPMorgan Chase Bank, NA	USD	13,529	CAD	18,142	10/09/2020	96,261

JPMorgan Chase Bank, NA	USD	3,447	CAD	4,518	10/09/2020	(54,176)

JPMorgan Chase Bank, NA	EUR	13,365	USD	15,796	10/15/2020	122,431

JPMorgan Chase Bank, NA	USD	3,193	EUR	2,708	10/15/2020	(16,926)

JPMorgan Chase Bank, NA	USD	3,306	IDR	48,951,708	10/15/2020	(13,896)

JPMorgan Chase Bank, NA	SEK	117,306	USD	13,385	10/16/2020	285,106

JPMorgan Chase Bank, NA	USD	2,735	NOK	24,159	10/16/2020	(144,863)

JPMorgan Chase Bank, NA	NZD	17,562	USD	11,682	10/27/2020	63,954

JPMorgan Chase Bank, NA	USD	11,758	NZD	17,562	10/27/2020	(140,439)

JPMorgan Chase Bank, NA	USD	6,324	AUD	8,831	10/29/2020	1,432

JPMorgan Chase Bank, NA	USD	1,708	CHF	1,560	11/19/2020	(12,084)

JPMorgan Chase Bank, NA	USD	1,907	GBP	1,489	11/19/2020	14,972

JPMorgan Chase Bank, NA	USD	1,952	ZAR	33,212	11/27/2020	18,018

JPMorgan Chase Bank, NA	USD	1,794	ZAR	29,690	11/27/2020	(32,927)

Morgan Stanley & Co., Inc.	BRL	18,336	USD	3,251	10/02/2020	(14,355)

Morgan Stanley & Co., Inc.	USD	3,286	BRL	18,336	10/02/2020	(20,418)

Morgan Stanley & Co., Inc.	JPY	5,121,369	USD	48,547	10/08/2020	(15,507)

Morgan Stanley & Co., Inc.	USD	26,480	JPY	2,793,402	10/08/2020	8,458

Morgan Stanley & Co., Inc.	USD	13,273	JPY	1,393,690	10/08/2020	(57,116)

Morgan Stanley & Co., Inc.	USD	7,971	CAD	10,485	10/09/2020	(96,423)

Morgan Stanley & Co., Inc.	EUR	14,584	USD	17,250	10/15/2020	146,416

Morgan Stanley & Co., Inc.	GBP	2,502	EUR	2,778	10/15/2020	29,267

Morgan Stanley & Co., Inc.	USD	6,142	EUR	5,165	10/15/2020	(84,966)

Morgan Stanley & Co., Inc.	NOK	24,164	USD	2,661	10/16/2020	70,205

Morgan Stanley & Co., Inc.	USD	1,480	NOK	13,332	10/16/2020	(50,845)

Morgan Stanley & Co., Inc.	USD	3,039	SEK	27,445	10/16/2020	26,363

Morgan Stanley & Co., Inc.	USD	340	KRW	404,532	11/10/2020	6,503

Morgan Stanley & Co., Inc.	GBP	13,031	USD	16,941	11/19/2020	123,199

Standard Chartered Bank	AUD	1,108	USD	805	10/29/2020	11,090

Standard Chartered Bank	USD	2,727	KRW	3,244,494	11/10/2020	56,049

2020 Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Standard Chartered Bank	KRW	9,527,756	USD	8,058	11/16/2020	$(113,804)

Standard Chartered Bank	USD	8,009	CNY	55,740	11/16/2020	190,778

Standard Chartered Bank	TWD	130,173	USD	4,464	11/18/2020	(58,975)

Standard Chartered Bank	USD	535	ZAR	9,032	11/27/2020	320

State Street Bank & Trust Co.	JPY	12,051	USD	114	10/08/2020	(430)

State Street Bank & Trust Co.	MXN	7,477	USD	330	10/08/2020	(7,861)

State Street Bank & Trust Co.	USD	3	JPY	321	10/08/2020	(5)

State Street Bank & Trust Co.	CAD	388	USD	290	10/09/2020	(1,798)

State Street Bank & Trust Co.	EUR	2,650	USD	3,132	10/15/2020	23,467

State Street Bank & Trust Co.	EUR	1,073	USD	1,250	10/15/2020	(7,353)

State Street Bank & Trust Co.	USD	6,513	EUR	5,497	10/15/2020	(64,634)

State Street Bank & Trust Co.	SEK	23,290	USD	2,550	10/16/2020	(50,895)

State Street Bank & Trust Co.	USD	8	SEK	71	10/16/2020	155

State Street Bank & Trust Co.	CNY	2,364	USD	341	10/21/2020	(7,223)

State Street Bank & Trust Co.	USD	414	CNY	2,864	10/21/2020	7,589

State Street Bank & Trust Co.	AUD	1,732	USD	1,251	10/29/2020	11,046

State Street Bank & Trust Co.	AUD	745	USD	523	10/29/2020	(10,431)

State Street Bank & Trust Co.	USD	979	AUD	1,345	10/29/2020	(15,485)

State Street Bank & Trust Co.	CHF	595	USD	654	11/19/2020	7,673

State Street Bank & Trust Co.	GBP	96	USD	124	11/19/2020	72

State Street Bank & Trust Co.	USD	380	GBP	298	11/19/2020	4,332

State Street Bank & Trust Co.	USD	413	ZAR	6,983	11/27/2020	1,093

UBS AG	USD	1,111	EUR	933	10/15/2020	(16,283)

UBS AG	AUD	7,352	USD	5,269	10/29/2020	3,210

UBS AG	GBP	782	USD	1,017	11/19/2020	7,941

						$321,932

CALL OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
iShares Core U.S. Aggregate Bond ETF(o)	Goldman Sachs International	173,500	USD	118.00	October 2020	USD	20,473	$173,500	$(61,428)
iShares TIPS Bond ETF(o)	UBS AG	162,390	USD	127.00	December 2020	USD	20,624	263,689	(189,931)
S&P 500 Index(o)	Credit Suisse International	29,000	USD	3,550.00	November 2020	USD	102,950	1,141,530	(1,141,530)

								$1,578,719	$(1,392,889)

CREDIT DEFAULT SWAPTIONS WRITTEN (see Note 3)
Description	Counterparty	Buy/Sell Protection	Strike Rate	Expiration Month	Notional Amount (000)		Premiums Received	Market Value
Put
CDX-NAHY Series 34, 5 Year Index RTP	Bank of America, NA	Sell	103.00%	December 2020	USD	32,400	$709,052	$(743,397)
CDX-NAHY Series 34, 5 Year Index RTP	Morgan Stanley & Co. International PLC	Sell	103.00	December 2020	USD	32,306	723,168	(745,561)

							$1,432,220	$(1,488,958)

54	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPTIONS WRITTEN (see Note 3)
Description	Index	Counterparty	Strike Rate	Expiration Date	Notional Amount (000)		Premiums Received	Market Value
Call
OTC – 1 Year Interest Rate Swap	3 Month LIBOR	Bank of America, NA	0.52%	10/28/2020	USD	5,530	$179,137	$(617)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)%	Quarterly	3.83%	USD	2,350	$(122,832)	$(119,569)	$(3,263)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.83	USD	2,769	(144,764)	(140,918)	(3,846)
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)	Quarterly	0.85	USD	34,700	(246,594)	(555,029)	308,435
CDX-NAIG Series 34, 5 Year Index, 06/20/2025*	(1.00)	Quarterly	0.85	USD	81,230	(575,914)	(230,481)	(345,433)
iTraxx Australia Series 33, 5 Year Index, 06/20/2025*	(1.00)	Quarterly	0.68	USD	3,700	(55,918)	(32,633)	(23,285)
iTraxxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	(5.00)	Quarterly	3.50	EUR	4,399	(333,941)	(441,100)	107,159
Malaysia, 12/20/2025*	(1.00)	Quarterly	0.56	USD	9,910	(227,089)	(224,107)	(2,982)
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2025*	(1.00)	Quarterly	0.43	USD	13,820	(368,699)	(309,030)	(59,669)

Sale Contracts
CDX-NAHY Series 33, 5 Year Index, 12/20/2024*	5.00	Quarterly	3.66	USD	1,765	92,443	(174,589)	267,032
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	2,350	118,197	124,420	(6,223)
CDX-NAHY Series 34, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.83	USD	4,340	218,100	264,133	(46,033)
iTraxxx Europe Crossover Series 33, 5 Year Index, 06/20/2025*	5.00	Quarterly	3.50	EUR	4,399	335,450	328,286	7,164

						$(1,311,561)	$(1,510,617)	$199,056

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	28,500	02/26/2022	CPI#	1.440%	Maturity	$182,541	$—	$182,541
USD	17,150	02/28/2022	CPI#	1.352%	Maturity	78,159	—	78,159
USD	5,000	07/15/2022	1.484%	CPI#	Maturity	(15,140)	—	(15,140)
BRL	11,018	01/02/2023	1 Day CDI	3.975%	Maturity	(19,239)	—	(19,239)
BRL	10,065	01/02/2023	1 Day CDI	4.053%	Maturity	(14,454)	—	(14,454)

2020 Annual Report	55

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
BRL	10,097	01/02/2023	1 Day CDI	4.175%	Maturity	$(9,708)	$—	$(9,708)
BRL	10,886	01/02/2023	1 Day CDI	4.590%	Maturity	5,786	—	5,786
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	(71,397)	—	(71,397)
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	12,503	—	12,503

						$149,051	$—	$149,051

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,550	04/02/2021	2.403%	3 Month LIBOR	Semi-Annual/ Quarterly	$(101,894)	$—	$(101,894)
USD	1,220	04/18/2021	2.508%	3 Month LIBOR	Semi-Annual/ Quarterly	(28,270)	—	(28,270)
CAD	13,360	05/22/2024	3 Month CDOR	1.980%	Semi-Annual/ Semi-Annual	531,122	7	531,115
CAD	15,850	03/24/2025	3 Month CDOR	0.958%	Semi-Annual/ Semi-Annual	124,332	161	124,171
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	(50,983)	—	(50,983)
USD	57,920	06/09/2025	0.512%	3 Month LIBOR	Semi-Annual/ Quarterly	(569,024)	—	(569,024)
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(39,931)	—	(39,931)
USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	(47,168)	—	(47,168)
USD	10,290	10/01/2025	0.329%	3 Month LIBOR	Semi-Annual/ Quarterly	7,934	—	7,934
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	(167,376)	—	(167,376)
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	(57,694)	40,628	(98,322)
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	(34,027)	—	(34,027)
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	(34,363)	—	(34,363)
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(144,389)	(9,383)	(135,006)
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	(74,170)	18	(74,188)
USD	10,260	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	(68,374)	—	(68,374)
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	(731,536)	26,435	(757,971)
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	(113,809)	—	(113,809)
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	(256,479)	—	(256,479)
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(5,600)	—	(5,600)

56	Sanford C. Bernstein Fund, Inc.

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	$(110,320)	$—	$(110,320)
CAD	25,350	08/27/2021	3 Month CDOR	1.623%	Semi-Annual/ Semi-Annual	390,664	145	390,519
SEK	111,300	08/30/2024	3 Month STIBOR	(0.165)%	Quarterly/ Annual	(165,498)	55	(165,553)
CAD	39,960	08/07/2025	3 Month CDOR	0.698%	Semi-Annual/ Semi-Annual	(130,591)	(736)	(129,855)
USD	1,830	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	(191,492)	—	(191,492)

						$(2,068,936)	$57,330	$(2,126,266)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Citigroup Global Markets, Inc.
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	609	$160,035	$47,689	$112,346
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,220	320,596	89,950	230,646
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,219	320,332	86,815	233,517
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,502	394,701	103,360	291,341
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	302	79,361	20,221	59,140
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	302	79,361	20,221	59,140
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	286	75,156	19,579	55,577
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	795	208,979	162,116	46,863
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	796	209,242	162,194	47,048
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	3,272	860,099	671,597	188,502
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	1,636	430,186	329,582	100,604
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	654	171,969	130,566	41,403
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	647	169,967	133,641	36,326
Goldman Sachs International
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	745	195,836	130,938	64,898
JPMorgan Securities, LLC
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	344	90,368	70,322	20,046

2020 Annual Report	57

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co. International PLC
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)%	Monthly	9.63%	USD	795	$208,979	$164,436	$44,543
CMBX.NA.BBB- Series 9, 09/17/2058*	(3.00)	Monthly	9.63	USD	396	104,095	77,855	26,240

Sale Contracts
Citigroup Global Markets, Inc.
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	595	(198,532)	(70,472)	(128,060)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	178	(59,392)	(21,082)	(38,310)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	610	(203,485)	(68,590)	(134,895)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	843	(281,211)	(92,696)	(188,515)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,219	(406,638)	(134,041)	(272,597)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	844	(281,544)	(90,983)	(190,561)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	335	(111,751)	(35,404)	(76,347)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	298	(99,408)	(37,136)	(62,272)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	256	(85,398)	(31,902)	(53,496)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	418	(139,438)	(52,090)	(87,348)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	294	(98,074)	(37,844)	(60,230)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	61	(20,349)	(7,716)	(12,633)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	422	(140,772)	(47,451)	(93,321)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	136	(45,356)	(13,586)	(31,770)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	279	(93,047)	(40,839)	(52,208)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	200	(66,700)	(26,671)	(40,029)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	273	(91,045)	(35,561)	(55,484)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	453	(151,075)	(68,304)	(82,771)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	63	(21,011)	(9,967)	(11,044)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	622	(207,489)	(65,484)	(142,005)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	486	(162,122)	(51,427)	(110,695)
Credit Suisse International
CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	2,413	(308,194)	(44,802)	(263,392)
CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	370	(47,237)	(8,082)	(39,155)

58	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	301	$(100,384)	$(43,859)	$(56,525)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	570	(190,095)	(82,889)	(107,206)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	198	(66,033)	(13,446)	(52,587)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	673	(224,446)	(42,762)	(181,684)
Deutsche Bank AG
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	663	(221,111)	(53,563)	(167,548)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,000	(667,000)	(201,224)	(465,776)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	357	(119,060)	(37,775)	(81,285)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	243	(81,041)	(27,290)	(53,751)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	242	(80,707)	(27,188)	(53,519)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	36	(12,006)	(2,030)	(9,976)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	257	(85,709)	(17,691)	(68,018)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	218	(72,703)	(26,981)	(45,722)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	35	(11,673)	(4,030)	(7,643)
Goldman Sachs International
CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	265	(33,846)	(1,474)	(32,372)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	150	(50,038)	(18,894)	(31,144)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	700	(233,450)	(52,560)	(180,890)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	20	(6,670)	(2,984)	(3,686)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	239	(79,707)	(25,010)	(54,697)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	779	(259,797)	(101,440)	(158,357)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	353	(117,726)	(47,186)	(70,540)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	69	(23,011)	(7,316)	(15,695)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	35	(11,672)	(3,395)	(8,277)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	35	(11,673)	(3,138)	(8,535)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	18	(6,003)	(1,584)	(4,419)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	209	(69,701)	(17,738)	(51,963)

2020 Annual Report	59

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	940	$(313,490)	$(73,500)	$(239,990)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,128	(376,188)	(54,182)	(322,006)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	496	(165,416)	(74,887)	(90,529)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	345	(115,058)	(55,384)	(59,674)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	483	(161,081)	(78,653)	(82,428)
JPMorgan Securities, LLC
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	637	(212,439)	(76,728)	(135,711)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	220	(73,369)	(26,733)	(46,636)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	165	(55,027)	(15,767)	(39,260)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	39	(13,007)	(3,737)	(9,270)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	2,473	(824,745)	(204,119)	(620,626)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	103	(34,351)	(12,910)	(21,441)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	40	(13,343)	(3,834)	(9,509)
Morgan Stanley & Co. International PLC
CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	9.51	USD	22	(2,810)	(401)	(2,409)
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	827	(275,804)	(67,785)	(208,019)
Morgan Stanley Capital Services LLC
CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	272	(90,712)	(18,839)	(71,873)

						$(4,802,108)	$(301,954)	$(4,500,154)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Barclays Bank PLC
iBoxx $ Liquid High Yield Index	3 Month LIBOR	Maturity	USD	10,612	12/20/2020	$(171,091)

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $283,984,655 or 23.8% of net assets.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(f)	IO—Interest Only.

60	Sanford C. Bernstein Fund, Inc.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.12% of net assets as of September 30, 2020, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
JP Morgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.398%, 11/25/2024	11/06/2015	$ 53,100	$48,954	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.102%, 11/15/2026	11/16/2015	245,392	197,598	0.02%
PMT Credit Risk Transfer Trust Series 2019-1R, Class A 2.146%, 03/27/2024	10/11/2019	342,868	326,567	0.03%
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 2.896%, 05/27/2023	06/07/2019	358,121	345,329	0.03%
PMT Credit Risk Transfer Trust Series 2019-3R, Class A 2.846%, 10/27/2022	06/07/2019	65,921	63,590	0.01%
Terraform Global Operating LLC 6.025%, 03/01/2026	02/08/2018	47,000	47,773	0.00%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.398%, 11/25/2025	09/28/2015	236,892	217,141	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.648%, 11/25/2025	09/28/2015	74,128	68,742	0.01%

(h)	Inverse interest only security.
(i)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(j)	Affiliated investments.
(k)	Fair valued by the Adviser.
(l)	Non-income producing security.
(m)	Defaulted.
(n)	The rate shown represents the 7-day yield as of period end.
(o)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Sol

SEK—Swedish Krona

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

2020 Annual Report	61

Schedule of Investments (continued)

Glossary:

ABS—Asset-Backed Securities

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDI—Brazil CETIP Interbank Deposit Rate

CDOR—Canadian Dealer Offered Rate

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

ETF—Exchange Traded Fund

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

IRS—Interest Rate Swaption

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OSE—Osaka Securities Exchange

REMICs—Real Estate Mortgage Investment Conduits

RTP—Right To Pay

SPI—Share Price Index

STIBOR—Stockholm Interbank Offered Rate

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

62	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–70.9%

Long-Term Municipal Bonds–70.9%
Alabama–0.6%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) 4.00%, 12/01/2050	$3,015	$3,452,959
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	2,400	2,580,192
5.25%, 05/01/2044(a)	785	865,839
Water Works Board of the City of Birmingham (The) Series 2010A 5.00%, 01/01/2024 (Pre-refunded/ETM)	3,650	3,694,202

		10,593,192

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	400	483,884

Arizona–2.8%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) 4.00%, 11/01/2037–11/01/2039	2,450	2,829,790
5.00%, 11/01/2035	850	1,086,886
County of Pima AZ Sewer System Revenue Series 2011B 5.00%, 07/01/2023 (Pre-refunded/ETM)	2,500	2,586,075
5.00%, 07/01/2024 (Pre-refunded/ETM)	4,085	4,225,647
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 06/01/2022	1,685	1,819,867
Salt River Project Agricultural Improvement & Power District Series 2011A 5.00%, 12/01/2024	23,120	24,406,166
State of Arizona (State of Arizona COP) Series 2019A 5.00%, 10/01/2022	7,000	7,670,880

	Principal Amount (000)	U.S. $ Value

Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	$1,800	$1,794,978

		46,420,289

California–1.1%
California Housing Finance Series 20192 4.00%, 03/20/2033	2,249	2,487,905
California Municipal Finance Authority (Waste Management, Inc.) Series 2019A 2.40%, 10/01/2044	4,710	5,068,478
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,025	2,052,783
San Francisco Intl Airport Series 2019H 5.00%, 05/01/2024	3,755	4,310,515
State of California Series 2014 5.00%, 10/01/2029	50	58,905
Series 2015 5.00%, 08/01/2022–03/01/2026	3,500	4,047,661

		18,026,247

Colorado–1.6%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,489,831
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2010A 5.00%, 11/15/2023	300	301,602
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019A 5.00%, 08/01/2033–08/01/2036	16,920	20,819,326
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.125%, 01/15/2023	2,000	2,002,360
Vauxmont Metropolitan District AGM 3.25%, 12/15/2050	215	229,104
5.00%, 12/01/2024–12/01/2050	430	528,539

		26,370,762

Connecticut–3.2%
City of Bridgeport CT Series 2017A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	2,103,222
5.00%, 11/01/2027–11/01/2031	6,975	8,311,624
Series 2017C 5.00%, 08/15/2025	1,000	1,160,770

2020 Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

State of Connecticut Series 2014C 5.00%, 06/15/2022	$5,620	$6,077,300
Series 2016A 5.00%, 03/15/2023–03/15/2024	27,430	30,715,423
Series 2018C 5.00%, 06/15/2027	1,415	1,793,314
State of Connecticut Special Tax Revenue 5.00%, 05/01/2034	2,835	3,654,882

		53,816,535

District of Columbia–0.9%
District of Columbia Series 2017D 5.00%, 06/01/2021	3,250	3,355,008
Metropolitan Washington Airports Authority Series 2018A 5.00%, 10/01/2029–10/01/2030	6,180	7,796,171
Washington Metropolitan Area Transit Authority Series 2017A 5.00%, 07/01/2022	3,015	3,262,290

		14,413,469

Florida–4.3%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 4.00%, 12/15/2024(a)	385	403,811
Citizens Property Insurance, Inc. Series 2012A 5.00%, 06/01/2022	7,660	8,241,088
Series 2012A-1 5.00%, 06/01/2021	10,490	10,808,791
City of Jacksonville FL (City of Jacksonville FL Sales Tax) Series 2011 5.00%, 10/01/2021	2,500	2,617,425
City Of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027–08/15/2030	10,925	13,568,819
County of Broward FL Half-Cent Sales Tax Revenue Series 2010A 5.00%, 10/01/2020	1,315	1,315,000
County of Lee FL Airport Revenue (Southwest Florida Intl Airport) Series 2011A 5.625%, 10/01/2026	2,470	2,562,008
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2030–10/01/2034	300	212,157

Principal Amount (000)		U.S. $ Value

Florida State Board of Education (State of Florida) Series 2017F 5.00%, 06/01/2023	$1,310	$1,477,431
Lakewood Ranch Stewardship District AGM 2.50%, 05/01/2033	1,830	1,852,838
Martin County Industrial Development Authority (Indiantown Cogeneration LP) Series 2013 4.20%, 12/15/2025(a)	2,640	2,641,558
North Broward Hospital District Series 2017B 5.00%, 01/01/2027–01/01/2032	13,610	16,300,968
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group)
2.625%, 06/01/2025	455	455,487
5.00%, 06/01/2055	200	206,540
School District of Broward County/FL Series 2015 5.00%, 07/01/2021	2,210	2,289,494
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,775,946
State of Florida Department of Transportation Turnpike System Revenue Series 2015B 5.00%, 07/01/2024	3,795	4,465,311

		71,194,672

Georgia–1.1%
City of Atlanta GA Airport Passenger Facility Charge Series 2019F 5.00%, 07/01/2025	4,000	4,843,520
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018A 4.00%, 04/01/2048	6,465	7,071,675
Municipal Electric Authority of Georgia 5.00%, 01/01/2028	180	229,259
Private Colleges & Universities Authority (Emory University) Series 2020B 4.00%, 09/01/2036	5,000	6,044,900

		18,189,354

Guam–0.0%
Territory of Guam 5.00%, 11/15/2031	225	235,874

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Hawaii–2.3%
City & County of Honolulu HI Series 2011A 5.00%, 08/01/2024 (Pre-refunded/ETM)	$5,800	$6,033,914
Series 2011B 5.00%, 08/01/2024 (Pre-refunded/ETM)	4,000	4,161,320
5.00%, 08/01/2025 (Pre-refunded/ETM)	6,205	6,455,248
University of Hawaii Series 2016 5.00%, 10/01/2022–10/01/2026	18,785	21,903,067

		38,553,549

Illinois–7.7%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,535	1,601,542
Series 2019A 5.00%, 12/01/2029–12/01/2030	2,030	2,290,898
Series 2019B 5.00%, 12/01/2030–12/01/2033	940	1,047,803
Chicago O’Hare International Airport Series 2015B 5.00%, 01/01/2024–01/01/2028	18,115	20,929,142
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2034	900	998,413
Illinois Finance Authority (Memorial Health Obligated Group) 5.00%, 04/01/2030–04/01/2032	7,195	9,154,523
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018A 5.00%, 05/15/2032–05/15/2033	26,905	33,182,618
State of Illinois Series 2012 5.00%, 08/01/2021	1,665	1,704,777
Series 2013 5.00%, 07/01/2021–07/01/2022	1,805	1,854,419
Series 2013A 5.00%, 04/01/2022	1,970	2,049,017
Series 2014 5.00%, 02/01/2021–05/01/2024	4,220	4,443,432
Series 2016 5.00%, 02/01/2022–02/01/2024	6,750	7,106,565
Series 2017A 5.00%, 12/01/2025	3,810	4,148,747
Series 2017D 5.00%, 11/01/2024	12,010	12,797,376
Series 2019A 5.00%, 11/01/2026	5,740	6,293,910
State of Illinois (State of Illinois Sales Tax) Series 2016D 5.00%, 06/15/2022–06/15/2023	16,965	17,949,841

		127,553,023

Principal Amount (000)		U.S. $ Value

Kentucky–1.8%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2031	$815	$961,515
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017A 5.00%, 06/01/2026–06/01/2031	10,460	11,845,796
Kentucky Public Energy Authority (BP PLC) Series 2020A 4.00%, 12/01/2050	6,370	7,368,370
Kentucky Public Energy Authority (Morgan Stanley) Series 2018C 4.00%, 12/01/2049	8,500	9,620,725

		29,796,406

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015A 6.00%, 11/15/2030	1,550	1,630,569
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	435	475,873
6.10%, 06/01/2038–12/01/2040(a)	1,085	1,281,352
Parish of St. John the Baptist LA (Marathon Oil Corp.) 2.00%, 06/01/2037	4,885	4,900,436
2.10%, 06/01/2037	1,570	1,578,447

		9,866,677

Maryland–0.4%
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/2024	4,860	5,778,686

Massachusetts–0.6%
Commonwealth of Massachusetts Series 2016H 5.00%, 12/01/2022	9,655	10,667,230

Michigan–3.0%
City of Detroit MI 5.00%, 04/01/2026–04/01/2028	3,675	3,990,899
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) NATL Series 2005B 5.50%, 07/01/2021	3,585	3,718,219

2020 Annual Report	65

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

City of Detroit MI Water Supply System Revenue Series 2011C 5.25%, 07/01/2024 (Pre-refunded/ETM)	$7,490	$7,776,268
5.25%, 07/01/2025 (Pre-refunded/ETM)	1,900	1,972,618
Great Lakes Water Authority Water Supply System Revenue Series 2018A 5.00%, 07/01/2024–07/01/2027	7,245	8,599,926
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015F 4.50%, 10/01/2029	900	942,768
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2024	10,115	11,868,435
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,298,593
South Lyon Community Schools Series 2016 5.00%, 05/01/2021–05/01/2028	5,080	5,956,356
University of Michigan Series 2017A 5.00%, 04/01/2023	1,955	2,188,447
Walled Lake Consolidated School District Series 2015 5.00%, 05/01/2022	2,000	2,148,440

		50,460,969

Mississippi–0.6%
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010C 5.00%, 08/01/2022–08/01/2023	5,445	5,464,023
Series 2010D 5.00%, 08/01/2023	3,695	3,707,859

		9,171,882

Missouri–0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2025–03/01/2027	340	382,284

Nebraska–1.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	17,000	19,120,750

Nevada–0.1%
County of Clark NV Series 2015 5.00%, 11/01/2021	2,000	2,105,140

	Principal Amount (000)	U.S. $ Value

New Hampshire–0.1%
New Hampshire Business Finance Authority Series 20201 4.125%, 01/20/2034	$1,675	$1,809,117

New Jersey–4.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014U 5.00%, 06/15/2023	1,610	1,762,725
Series 2017B 5.00%, 11/01/2020–11/01/2022	6,280	6,656,230
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	1,185	1,211,663
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017A 5.00%, 07/01/2027	1,325	1,675,158
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	7,340	7,803,448
Series 2018A 5.00%, 06/15/2024–06/15/2030	6,055	6,923,465
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) 5.00%, 06/15/2029	3,075	3,667,399
Series 2012A 5.00%, 06/15/2024	2,500	2,647,600
Series 2018A 5.00%, 12/15/2029–12/15/2030	6,135	7,215,924
Series 2019B 5.00%, 06/15/2034	2,820	3,252,504
New Jersey Turnpike Authority Series 2014C 5.00%, 01/01/2021 (Pre-refunded/ETM)	7,715	7,807,426
5.00%, 01/01/2023	8,955	9,844,231
Series 2017B 5.00%, 01/01/2030	1,565	1,958,691
AGM Series 2005D-3 5.25%, 01/01/2026	11,070	13,627,723
Tobacco Settlement Financing Corp./NJ Series 2018A 5.00%, 06/01/2028	3,450	4,355,245

		80,409,432

66	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

New York–7.9%
City of New York NY Series 2013H 5.00%, 08/01/2025	$2,510	$2,831,456
Series 2014J 5.00%, 08/01/2022	1,290	1,403,081
Series 2015A 5.00%, 08/01/2023	7,220	8,153,402
Metropolitan Transportation Authority Series 2012D 5.00%, 11/15/2020–11/15/2026	17,500	17,618,527
Series 2012F 5.00%, 11/15/2022–11/15/2023	13,835	14,316,194
Series 2017C 5.00%, 11/15/2030	4,340	4,593,630
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014B 5.00%, 02/01/2027–11/01/2029	20,280	23,289,159
Series 2014C 5.00%, 11/01/2028	10,665	12,295,892
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	855	844,124
2.80%, 09/15/2069	2,370	2,291,245
New York State Dormitory Authority Series 2012A 5.00%, 12/15/2021 (Pre-refunded/ETM)	5	5,286
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012A 5.00%, 12/15/2022	10,000	11,048,500
Series 2014C 5.00%, 03/15/2027–03/15/2029	22,340	25,726,855
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 10/01/2030–01/01/2036	5,765	5,881,065
Series 2018 5.00%, 01/01/2031	1,590	1,719,649

		132,018,065

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023–03/01/2026	5,350	6,107,949

Ohio–1.4%
American Municipal Power, Inc. 5.00%, 02/15/2035–02/15/2036	8,345	10,752,071
County of Cuyahoga/OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025–02/15/2028	5,500	6,499,565
County of Hamilton/OH Sewer System Revenue Series 2015A 5.00%, 12/01/2020–12/01/2021	4,025	4,154,420

Principal Amount (000)		U.S. $ Value

Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	$475	$478,563
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	425	428,188
State of Ohio Major New State Infrastructure Project (State of Ohio Fed Hwy Grant) Series 2014 5.00%, 12/15/2021	1,105	1,168,957

		23,481,764

Oklahoma–0.3%
Comanche County Memorial Hospital 5.00%, 07/01/2022	250	265,073
Series 2015 5.00%, 07/01/2026–07/01/2029	3,000	3,323,750
Oklahoma Development Finance Authority (Gilcrease Expressway West) 1.625%, 07/06/2023	610	609,091

		4,197,914

Oregon–0.4%
Oregon State Lottery Series 2011A 5.25%, 04/01/2026 (Pre-refunded/ETM)	5,105	5,233,034
5.25%, 04/01/2026	825	844,940

		6,077,974

Pennsylvania–5.4%
Allegheny County Sanitary Authority
BAM Series 2013 5.00%, 12/01/2024	3,105	3,552,958
BAM Series 2013 5.00%, 12/01/2025	4,365	4,985,834
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2022(a)	925	956,728
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 01/01/2035	1,245	1,254,337
Capital Region Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,924,440
City of Philadelphia PA Series 2019B 5.00%, 02/01/2032	2,890	3,707,321
City of Philadelphia PA Water & Wastewater Revenue Series 2020A 5.00%, 11/01/2037–11/01/2038	2,340	3,041,172

2020 Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Coatesville School District AGM 5.00%, 08/01/2022 (Pre-refunded/ETM)	$105	$114,063
5.00%, 08/01/2022	1,020	1,101,773
AGM Series 2017 5.00%, 08/01/2023	1,250	1,401,050
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,232,720
Delaware River Port Authority Series 2012 5.00%, 01/01/2021	2,655	2,680,913
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,535	2,651,458
Pennsylvania Turnpike Commission Series 2011E 5.00%, 12/01/2025 (Pre-refunded/ETM)	9,585	10,112,654
5.00%, 12/01/2026 (Pre-refunded/ETM)	4,080	4,304,604
Series 2017 5.00%, 06/01/2028	2,905	3,626,718
Series 2017B 5.00%, 06/01/2031	11,050	13,375,583
Series 2017S 5.00%, 12/01/2028–12/01/2030	8,105	10,149,217
Series 2019 5.00%, 12/01/2024–12/01/2025	7,900	9,573,520
Series 2019A 5.00%, 12/01/2031–12/01/2032	4,005	5,115,301
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,958,592
State Public School Building Authority Series 2012
5.00%, 04/01/2026 (Pre-refunded/ETM)	1,110	1,189,443

		90,010,399

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	1,010	1,116,848
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	905	1,004,468
AGC Series 2007N 5.25%, 07/01/2034-07/01/2036	2,115	2,336,915
AGM Series 2007C 5.50%, 07/01/2031	100	112,746
NATL Series 2005L 5.25%, 07/01/2035	155	158,850
NATL Series 2007N 5.25%, 07/01/2032	200	206,138
Principal Amount (000)		U.S. $ Value

Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$3,680	$3,799,600
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	415	435,742
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	1,477	1,363,744

		10,535,051

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	7,390	8,170,753
Renewable Water Resources Series 2018A 5.00%, 01/01/2025	7,220	8,656,708

		16,827,461

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Regional Health System Obligated Group/SD) Series 2017 5.00%, 09/01/2028	2,000	2,494,820

Tennessee–0.8%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017A 4.00%, 05/01/2048	5,415	5,831,738
Series 2018 4.00%, 11/01/2049	6,500	7,411,105

		13,242,843

Texas–5.6%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 08/01/2022	1,000	1,086,120
City of Austin TX Water & Wastewater System Revenue 5.00%, 11/15/2025 (Pre-refunded/ETM)	215	226,260
5.00%, 11/15/2025–11/15/2026	11,600	12,220,081
5.00%, 11/15/2026 (Pre-refunded/ETM)	175	184,165
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,513,673

68	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2015C 5.00%, 07/15/2022–07/15/2026	$3,030	$3,417,748
City of Dallas TX Series 2014 5.00%, 02/15/2022	19,045	20,299,875
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	381,101
City of San Antonio TX Series 2014 5.00%, 02/01/2021	2,000	2,031,980
County of Fort Bend TX Series 2015B 5.00%, 03/01/2022 (Pre-refunded/ETM)	2,880	3,074,659
Dallas/Fort Worth International Airport 5.00%, 11/01/2026–11/01/2027	3,725	4,676,845
Harris County-Houston Sports Authority Series 2014A 5.00%, 11/15/2020	1,860	1,869,672
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017A 5.00%, 10/15/2028	1,100	1,323,388
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,548,771
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017A 5.00%, 08/15/2023	1,160	1,306,288
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) 3.625%, 01/01/2035(a)	300	296,859
State of Texas Series 2014 5.00%, 04/01/2022	1,790	1,919,793
Texas A&M University Series 2013B 5.00%, 05/15/2023	3,950	4,447,661
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	11,000,969
Texas Water Development Board 5.00%, 04/15/2028(b)	1,255	1,642,757
University of Houston Series 2017A 5.00%, 02/15/2023	13,870	15,376,282
Via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	3,018,832

		92,863,779

Principal Amount (000)		U.S. $ Value

Virginia–0.3%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2021–06/15/2023	$4,815	$5,064,321

Washington–6.7%
Chelan County Public Utility District No. 1 Series 2011A 5.25%, 07/01/2022	7,835	8,123,014
Series 2011B 5.50%, 07/01/2023	5,540	5,745,423
Energy Northwest (Bonneville Power Administration) Series 2011A 5.00%, 07/01/2022–07/01/2023	14,690	15,219,991
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	10,262,791
Port of Seattle WA Series 2010C 5.00%, 02/01/2022	5,490	5,574,217
Series 2018A 5.00%, 05/01/2026–05/01/2029	14,375	17,510,800
Series 2018B 5.00%, 05/01/2026–05/01/2028	16,040	19,758,728
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,304,770
Snohomish County Public Utility District No. 1 Series 2012 5.00%, 12/01/2026	6,065	6,675,806
State of Washington 5.00%, 06/01/2030–06/01/2031(b)	6,860	9,237,268
Series 20152 5.00%, 07/01/2024	3,755	4,421,325
Series 2015R 5.00%, 07/01/2023	3,735	4,228,132
State of Washington (State of Washington COP) Series 2015C 5.00%, 01/01/2021	2,355	2,383,331
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	740	713,841

		111,159,437

Wisconsin–1.1%
State of Wisconsin Series 20211 5.00%, 05/01/2028–05/01/2030(b)	6,300	8,274,753

2020 Annual Report	69

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

UMA Education, Inc. 5.00%, 10/01/2022–10/01/2029(a)	$3,315	$3,580,196
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) 2.25%, 11/01/2026	515	503,778
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	3,245	3,579,657
Series 2016B 5.00%, 12/01/2025	2,510	2,898,950

		18,837,334

Total Municipal Obligations (cost $1,120,771,372)		1,178,338,534

	Shares

INVESTMENT COMPANIES–23.5%
Funds and Investment Trusts–23.5%(c)
iShares Core MSCI EAFE ETF	921,201	55,529,997
iShares Core MSCI Emerging Markets ETF	1,013,239	53,499,019
SPDR S&P 500 ETF Trust	809,217	270,998,681
Vanguard Mid-Cap ETF	64,928	11,444,209

Total Investment Companies (cost $294,486,979)		391,471,906

Principal Amount (000)

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/2023(d)	$1,698	1,802,799
2.625%, 02/15/2029(d)(e)	7,796	9,111,575

Total Governments—Treasuries (cost $9,597,929)		10,914,374

COLLATERALIZED MORTGAGE OBLIGATIONS–0.6%
Agency Fixed Rate–0.3%
Federal Home Loan Mortgage Corp. Series 2019M 2.65%, 06/15/2035(a)	4,950	5,401,687

Risk Share Floating Rate–0.3%
Bellemeade Re Ltd. Series 2018-1A, Class M2 3.048% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(f)	220	207,734
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(f)	250	237,613

Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.398% (LIBOR 1 Month + 4.25%), 11/25/2023(f)	$163	$148,788
Series 2016-DNA1, Class M3 5.725% (LIBOR 1 Month + 5.55%), 07/25/2028(f)	201	212,916
Series 2016-DNA4, Class M3 3.948% (LIBOR 1 Month + 3.80%), 03/25/2029(f)	433	448,315
Series 2017-DNA2, Class M2 3.598% (LIBOR 1 Month + 3.45%), 10/25/2029(f)	270	277,816
Series 2017-DNA3, Class M2 2.648% (LIBOR 1 Month + 2.50%), 03/25/2030(f)	250	252,211
Series 2017-HQA1, Class M2 3.698% (LIBOR 1 Month + 3.55%), 08/25/2029(f)	245	251,984
Series 2019-DNA3, Class M2 2.198% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(f)	163	159,236
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	240	235,834
Series 2015-C03, Class 1M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(f)	104	106,684
Series 2015-C03, Class 2M2 5.148% (LIBOR 1 Month + 5.00%), 07/25/2025(f)	120	122,431
Series 2016-C02, Class 1M2 6.148% (LIBOR 1 Month + 6.00%), 09/25/2028(f)	131	138,118
Series 2016-C05, Class 2M2 4.598% (LIBOR 1 Month + 4.45%), 01/25/2029(f)	125	128,789
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	492	497,947
Series 2017-C03, Class 1M2 3.148% (LIBOR 1 Month + 3.00%), 10/25/2029(f)	459	456,950
Series 2017-C05, Class 1M2 2.348% (LIBOR 1 Month + 2.20%), 01/25/2030(f)	206	203,351
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	52	53,017
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	205	213,235

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	$450	$462,840

		4,815,809

Total Collateralized Mortgage Obligations (cost $9,552,118)		10,217,496

SHORT-TERM INVESTMENTS–3.8%
U.S. Treasury Bills–2.9%
U.S. Treasury Bill Zero Coupon, 10/22/2020(d)(e)	27,000	26,998,661
Zero Coupon, 11/05/2020(d)	22,000	21,998,075

Total U.S. Treasury Bills (cost $48,996,017)		48,996,736

Company	Shares	U.S. $ Value

Investment Companies–0.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(c)(g)(h) (cost $14,382,200)	14,382,200	$14,382,200

Total Short-Term Investments (cost $63,378,217)		63,378,936

Total Investments—99.5% (cost $1,497,786,615)		1,654,321,246

Other assets less liabilities—0.5%		8,257,839

Net Assets—100.0%		$1,662,579,085

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	1,858	December 2020	$69,578,469	$(2,359,114)

FTSE 100 Index Futures	373	December 2020	28,115,155	(454,401)

MSCI Emerging Markets Futures	665	December 2020	36,192,625	81,735

MSCI Singapore IX ETS Futures	933	October 2020	19,322,303	(2,407)

Russell 2000 E-Mini Futures	340	December 2020	25,574,800	(274,286)

S&P 500 E-Mini Futures	309	December 2020	51,788,400	(216,508)

S&P Mid 400 E Mini Futures	57	December 2020	10,578,630	(56,782)

S&P TSX 60 Index Futures	88	December 2020	12,708,798	(95,206)

TOPIX Index Futures	404	December 2020	62,267,292	1,072,932

U.S. T-Note 2 Yr (CBT) Futures	430	December 2020	95,013,203	18,122

U.S. T-Note 10 Yr (CBT) Futures	879	December 2020	122,647,969	150,010

U.S. Ultra Bond (CBT) Futures	216	December 2020	47,911,500	(505,131)

Sold Contracts

Hang Seng Index Futures	52	October 2020	7,860,336	(6,154)

MSCI Emerging Markets Futures	639	December 2020	59,209,740	1,538,751

SPI 200 Futures	202	December 2020	20,986,190	305,963

				$(802,476)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	4,619	JPY	490,301	10/08/2020	$30,608

BNP Paribas SA	JPY	1,962,580	USD	18,428	10/08/2020	(182,192)

BNP Paribas SA	USD	22,938	SEK	201,261	10/16/2020	(461,922)

BNP Paribas SA	AUD	11,938	USD	8,612	10/29/2020	61,191

BNP Paribas SA	USD	8,148	AUD	11,190	10/29/2020	(133,054)

2020 Annual Report	71

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	6,672	JPY	710,176	10/08/2020	$62,601

Citibank, NA	EUR	2,849	USD	3,361	10/15/2020	19,998

Citibank, NA	USD	4,903	EUR	4,166	10/15/2020	(16,965)

Citibank, NA	CHF	1,505	USD	1,657	11/19/2020	20,627

Credit Suisse International	CAD	26,721	USD	20,311	10/09/2020	242,580

Credit Suisse International	USD	11,569	CAD	15,359	10/09/2020	(33,859)

Credit Suisse International	NOK	18,378	USD	1,977	10/16/2020	7,129

Credit Suisse International	SEK	54,444	USD	6,300	10/16/2020	219,955

Credit Suisse International	USD	20,784	SEK	190,560	10/16/2020	496,785

Credit Suisse International	USD	7,297	SEK	63,779	10/16/2020	(174,109)

Goldman Sachs Bank USA	CAD	8,742	USD	6,568	10/09/2020	2,254

HSBC Bank USA	USD	10,447	SEK	95,426	10/16/2020	209,712

JPMorgan Chase Bank, NA	USD	20,296	CAD	27,217	10/09/2020	144,412

JPMorgan Chase Bank, NA	EUR	18,465	USD	21,824	10/15/2020	169,150

JPMorgan Chase Bank, NA	USD	64,502	EUR	54,892	10/15/2020	(125,554)

JPMorgan Chase Bank, NA	SEK	165,217	USD	18,852	10/16/2020	401,458

JPMorgan Chase Bank, NA	NZD	24,582	USD	16,352	10/27/2020	89,487

JPMorgan Chase Bank, NA	USD	16,459	NZD	24,582	10/27/2020	(196,445)

JPMorgan Chase Bank, NA	USD	9,043	AUD	12,627	10/29/2020	2,047

JPMorgan Chase Bank, NA	USD	1,648	CHF	1,505	11/19/2020	(11,656)

JPMorgan Chase Bank, NA	USD	1,752	GBP	1,368	11/19/2020	13,755

Morgan Stanley & Co., Inc.	USD	34,524	JPY	3,642,027	10/08/2020	11,028

Morgan Stanley & Co., Inc.	USD	10,977	JPY	1,149,481	10/08/2020	(76,731)

Morgan Stanley & Co., Inc.	USD	11,107	CAD	14,609	10/09/2020	(135,251)

Morgan Stanley & Co., Inc.	EUR	20,993	USD	24,833	10/15/2020	212,478

Morgan Stanley & Co., Inc.	USD	2,040	NOK	18,378	10/16/2020	(70,090)

UBS AG	GBP	1,368	USD	1,780	11/19/2020	13,891

						$813,318

CALL OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

S&P 500 Index(i)	Credit Suisse International	41,000	USD	3,550.00	November 2020	USD	146	$1,613,887	$(1,613,887)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	$1,362,669	$—	$1,362,669
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	894,147	—	894,147
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	121,942	—	121,942
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	130,420	—	130,420
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	8,814	—	8,814
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	10,960	—	10,960

						$2,528,952	$—	$2,528,952

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

72	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	61,040	06/17/2021	3 Month LIBOR	1.907%	Quarterly/ Semi-Annual	$1,059,953	$—	$1,059,953
USD	32,500	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	1,377,627	—	1,377,627
USD	13,760	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	780,041	—	780,041
USD	2,119	02/05/2025	3 Month LIBOR	1.361%	Quarterly/ Semi-Annual	100,228	—	100,228
USD	4,761	02/06/2025	3 Month LIBOR	1.419%	Quarterly/ Semi-Annual	237,470	—	237,470
USD	9,275	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	746,333	—	746,333

						$4,301,652	$—	$4,301,652

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid Received	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	97	$(32,357)	$(9,510)	$(22,847)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1,344	(448,336)	(173,083)	(275,253)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	995	(331,915)	(96,042)	(235,873)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	53	(17,680)	(5,244)	(12,436)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	662	(220,777)	(65,584)	(155,193)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	1	(334)	(123)	(211)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	863	(287,882)	(80,854)	(207,028)

						$(1,339,281)	$(430,440)	$(908,841)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	24,198	10/15/2020	2.208%	CPI#	Maturity	$(369,668)	$—	$(369,668)
Barclays Bank PLC	USD	13,963	10/15/2020	2.210%	CPI#	Maturity	(214,024)	—	(214,024)
Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI#	Maturity	(1,211,738)	—	(1,211,738)

2020 Annual Report	73

Schedule of Investments (continued)

				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI#	Maturity	$(427,572)	$—	$(427,572)
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI#	Maturity	(1,294,870)	—	(1,294,870)
Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI#	Maturity	(798,426)	—	(798,426)
Citibank, NA	USD	17,600	10/17/2020	2.220%	CPI#	Maturity	(266,656)	—	(266,656)
Citibank, NA	USD	25,380	12/14/2020	1.548%	CPI#	Maturity	351,812	—	351,812
Citibank, NA	USD	28,000	10/23/2021	2.039%	CPI#	Maturity	(1,272,716)	—	(1,272,716)
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI#	Maturity	(216,825)	—	(216,825)
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI#	Maturity	(323,057)	—	(323,057)
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI#	Maturity	(132,235)	—	(132,235)
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI#	Maturity	(351,928)	—	(351,928)
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI#	Maturity	(598,276)	—	(598,276)
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI#	Maturity	(282,732)	—	(282,732)
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI#	Maturity	(767,187)	—	(767,187)
Morgan Stanley Capital Services LLC	USD	56,000	07/20/2022	1.939%	CPI#	Maturity	(606,778)	—	(606,778)

							$(8,782,876)	$—	$(8,782,876)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.120%	SIFMA*	Quarterly/Quarterly	$(699,770)	$—	$(699,770)
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA*	Quarterly/Quarterly	(706,047)	—	(706,047)

							$(1,405,817)	$—	$(1,405,817)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $24,571,212 or 1.5% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

74	Sanford C. Bernstein Fund, Inc.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.3% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OSF—Order of St. Francis

SD—School District

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2020 Annual Report	75

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2020

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–70.7%

Long-Term Municipal Bonds–68.6%
Alabama–1.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018A 4.00%, 04/01/2049	$7,525	$8,285,326
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	465	499,912

		8,785,238

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	235	284,282

Arizona–0.6%
State of Arizona Lottery Revenue 5.00%, 07/01/2024	2,000	2,353,260
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	515	513,563

		2,866,823

California–54.6%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012A 5.00%, 04/01/2021	1,000	1,024,200
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) 2.792%, 10/01/2032	1,150	1,198,058
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023–06/01/2025	2,000	2,350,740
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	3,494,367
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,379,560

California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017P 5.00%, 11/01/2032	$3,430	$3,766,106
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018A 5.00%, 11/15/2030	900	1,130,652
California Housing Finance Series 20192 4.00%, 03/20/2033	2,200	2,433,226
California Infrastructure & Economic Development Bank 0.45%, 01/01/2050 (Pre-refunded/ETM)(a)	1,500	1,500,000
California Infrastructure & Economic Development Bank (Broad Collection LLC) Series 2011A 5.00%, 06/01/2021	3,000	3,095,070
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015B 5.00%, 10/01/2026	1,000	1,224,160
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017A 5.00%, 06/01/2029	2,320	2,897,518
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018A 5.00%, 06/30/2028–06/30/2029	5,025	6,107,319
California Municipal Finance Authority (United Airlines, Inc.) 4.00%, 07/15/2029	2,635	2,600,297
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) 5.00%, 07/01/2029(a)	450	537,183
California School Finance Authority (Fenton Charter Public Schools) Series 2020A 4.00%, 07/01/2030(a)	600	639,024
California School Finance Authority (Rocketship Education Obligated Group) Series 2015A 4.25%, 03/01/2028(a)	705	737,430
California State Public Works Board Series 2011G 5.00%, 12/01/2023 (Pre-refunded/ETM)	3,215	3,397,419
California State Public Works Board (California State Public Works Board Lease) Series 2014A 5.00%, 09/01/2030	4,375	5,120,369

76	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)				U.S. $ Value

Series 2019C 5.00%, 11/01/2027		$1,670		$2,160,646
California State University Series 2011A 5.25%, 11/01/2026 (Pre-refunded/ETM)		2,035		2,146,559
Series 2016A 5.00%, 11/01/2025		1,000		1,236,870
Series 2017A 5.00%, 11/01/2025–11/01/2030		3,160		3,939,169
Series 2020D 1.49%, 11/01/2028		400		400,532
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028		2,200		2,690,182
California Statewide Communities Development Authority (Lancer Educational Housing LLC) 5.00%, 06/01/2034(a)		375		393,244
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018A 5.00%, 12/01/2028(a)		500		587,485
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028–01/01/2029		5,705		7,047,890
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) 5.00%, 07/01/2024–07/01/2029(a)		335		336,388
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015R 5.00%, 09/01/2025		4,175		4,748,561
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022		3,365		3,704,394
City of Los Angeles Department of Airports 4.00%, 05/15/2044		1,000		1,109,420
5.00%, 05/15/2031–05/15/2033		1,485		1,905,333
Series 2016A 5.00%, 05/15/2026–05/15/2030		4,470		5,359,140
Series 2017A 5.00%, 05/15/2030–05/15/2031		4,860		5,897,830
Series 2017B 5.00%, 05/15/2021		1,875		1,927,462
Series 2018D 5.00%, 05/15/2026		2,890		3,516,552

City of Oakland CA Series 2015A 5.00%, 01/15/2022	$1,380		$1,466,885
City of Riverside CA Electric Revenue Series 2019A 5.00%, 10/01/2021	5,490		5,756,375
City of Roseville CA (Fiddyment Ranch Community Facilities District No. 1) Series 2017A 5.00%, 09/01/2031	1,000		1,187,060
City of Roseville CA (HP Campus Oaks Community Facilities District No. 1) Series 2016 5.00%, 09/01/2031	360		416,236
City of San Francisco CA Public Utilities Commission Water Revenue Series 2011A 5.00%, 11/01/2024 (Pre-refunded/ETM)	5,385		5,668,682
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014A 5.00%, 03/01/2024	1,955		2,229,502
Series 2014B 5.00%, 03/01/2026	2,360		2,692,217
Coronado Community Development Agency Successor Agency Series 2018A 5.00%, 09/01/2033	3,080		3,616,413
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870		6,257,853
County of Sacramento CA Airport System Revenue Series 2018E 5.00%, 07/01/2032	1,280		1,586,522
County of San Diego CA (County of San Diego CA COP) Series 2014A 5.00%, 10/15/2027–10/15/2028	2,550		3,024,973
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505		1,747,952
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	2,335		2,367,036
Irvine Unified School District Series 2017A 5.00%, 09/01/2023	925		1,037,979
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2022	1,460		1,536,533

2020 Annual Report	77

Schedule of Investments (continued)

Principal Amount (000)			U.S. $ Value

Los Angeles Department of Water & Power Series 2020B 5.00%, 07/01/2028–07/01/2029	$820		$1,102,319
Los Angeles Department of Water & Power Power System Revenue Series 2018A 5.00%, 07/01/2028	1,660		2,174,301
Los Angeles Unified School District/CA Series 2010KRY 5.25%, 07/01/2025	160		160,904
Series 2014C 5.00%, 07/01/2027	6,815		7,963,055
Series 2015A 5.00%, 07/01/2021	4,785		4,958,217
Middle Fork Project Finance Authority 5.00%, 04/01/2033	450		543,411
Newport Mesa Unified School District 5.00%, 08/01/2021–08/01/2024	1,555		1,712,385
Oakland Unified School District/Alameda County Series 2015A 5.00%, 08/01/2025–08/01/2026	2,335		2,802,557
Palomar Health (Palomar Health Obligated Group) Series 2016 5.00%, 11/01/2020	1,230		1,234,096
Peralta Community College District Series 2014A 5.00%, 08/01/2027	5,855		6,871,662
Series 2020A 5.00%, 08/01/2022	3,545		3,848,913
Port of Oakland Series 2012P 5.00%, 05/01/2024–05/01/2025	6,405		6,863,012
Riverside County Redevelopment Successor Agency AGM Series 2017B 5.00%, 10/01/2029	1,900		2,361,054
Romoland School District Series 2015 5.00%, 09/01/2023	300		333,606
Sacramento City Unified School District/CA Series 2011 5.00%, 07/01/2025	2,380		2,450,115
Sacramento County Sanitation Districts Financing Authority Series 2014A 5.00%, 12/01/2029	2,000		2,341,840
Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District Lease) Series 2020A 5.00%, 12/01/2029	2,000		2,751,840

San Diego Association of Governments (State of California DOT Fed Hwy Grant) 1.80%, 11/15/2027		$1,500		$1,537,485
San Diego County Regional Airport Authority 5.00%, 07/01/2031–07/01/2035		2,990		3,885,951
San Diego County Water Authority Series 2011A 5.00%, 05/01/2024–05/01/2025		4,860		4,997,878
Series 2021A 5.00%, 05/01/2022–05/01/2031(b)		5,810		6,913,137
San Francisco City & County Airport Comm Series 2011G 5.00%, 05/01/2024 (Pre-refunded/ETM)		1,775		1,824,771
5.00%, 05/01/2024		695		712,938
Series 20122 5.00%, 05/01/2027		1,270		1,356,385
Series 2016S 5.00%, 05/01/2025–05/01/2026		2,730		3,313,052
San Francisco Community College District Series 2015 5.00%, 06/15/2022		5,000		5,413,150
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027		750		888,802
Simi Valley Unified School District Series 2017 5.00%, 08/01/2021–08/01/2022		2,500		2,674,770
South Placer Wastewater Authority/CA Series 2011C 5.25%, 11/01/2024 (Pre-refunded/ETM)		5,675		5,698,040
State of California Series 2011 5.00%, 10/01/2020		1,500		1,500,000
Series 2013 5.00%, 02/01/2021		2,185		2,220,222
Series 2015 5.00%, 08/01/2022–03/01/2024		3,975		4,481,659
Series 2018B 5.00%, 08/01/2029		7,615		9,964,684
Stockton Redevelopment Agency Successor Agency AGM Series 2016A 5.00%, 09/01/2025		1,900		2,310,229
Tobacco Securitization Authority of Southern California 5.00%, 06/01/2030		960		1,266,931
University of California series 2012G 5.00%, 05/15/2023 (Pre-refunded/ETM)		2,645		2,851,522
Series 2012G 5.00%, 05/15/2023		4,755		5,126,508

78	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)				U.S. $ Value

Series 2013A 5.00%, 05/15/2048		$6,000		$6,744,180
Series 2015A 5.00%, 05/15/2021		5,355		5,517,792
Series 2018A 4.00%, 05/15/2024		2,120		2,413,450
Upper Santa Clara Valley Joint Powers Authority Series 2011A 5.00%, 08/01/2025 (Pre-refunded/ETM)		1,790		1,862,030
Vista Unified School District Series 2012 5.00%, 08/01/2023–08/01/2025		4,240		4,614,134
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026–01/01/2028		2,800		3,298,828

				279,194,388

Colorado–0.8%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032		1,000		1,004,810
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)		690		721,009
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.00%, 07/15/2022		1,150		1,151,242
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017A 5.00%, 12/01/2030		1,000		1,033,050
Vauxmont Metropolitan District AGM 5.00%, 12/01/2050		100		121,712

				4,031,823

Connecticut–0.3%
State of Connecticut Series 2015B 5.00%, 06/15/2030		1,250		1,470,025

Florida–0.3%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026(a)		100		110,827
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2031		100		73,644
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)		1,510		1,510,000

Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) 2.625%, 06/01/2025	$140		$140,150

			1,834,621

Guam–0.5%
Territory of Guam 5.00%, 11/15/2031	100		104,833
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	570		643,242
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	1,610		1,783,421

			2,531,496

Illinois–2.3%
Chicago Board of Education Series 2017F 5.00%, 12/01/2024	2,000		2,194,300
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2023–09/01/2033	300		333,204
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2030	1,400		1,599,150
State of Illinois Series 2012 5.00%, 08/01/2021	350		358,362
Series 2014 5.00%, 05/01/2025	2,165		2,305,552
Series 2016 5.00%, 02/01/2022	1,520		1,575,054
Series 2017D 5.00%, 11/01/2024	3,190		3,399,136

			11,764,758

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2027–02/01/2031	240		283,718

Louisiana–0.0%
Parish of St. James LA (NuStar Logistics LP) 6.10%, 06/01/2038–12/01/2040(a)	210		248,004

Michigan–2.0%
City of Detroit MI 5.00%, 04/01/2029–04/01/2030	2,600		2,807,368
Michigan Finance Authority (Public Lighting Authority) Series 2014B 5.00%, 07/01/2025	2,175		2,447,158

2020 Annual Report	79

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030–12/31/2030	$4,325	$5,278,349

		10,532,875

Missouri–0.0%
Howard Bend Levee District XLCA INS 5.75%, 03/01/2027	100	114,083

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	2,290	2,575,677

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	420	411,680

New Jersey–1.9%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	6,950	7,388,823
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	2,000	2,378,500

		9,767,323

New York–0.0%
New York Transportation Development Corp. (Delta Air Lines, Inc.) 4.00%, 01/01/2036	210	208,181

Ohio–0.3%
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009A 4.375%, 06/01/2033	160	161,200
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	945	1,032,186
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016A 4.375%, 06/01/2033	180	181,350

Series 2016B 4.375%, 06/01/2033	$350	$352,625

		1,727,361

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022	1,000	1,060,830

Puerto Rico–0.6%
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	190	210,883
AGC Series 2007C 5.50%, 07/01/2031	110	124,021
NATL Series 2005L 5.25%, 07/01/2035	1,170	1,199,063
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,105	1,140,912
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	448	413,647

		3,088,526

Texas–1.0%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	1,068,186
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008D 6.25%, 12/15/2026	3,300	3,892,185

		4,960,371

Washington–0.2%
Kalispel Tribe of Indians Series 2018A 5.00%, 01/01/2032(a)	1,000	1,123,810

Wisconsin–0.5%
UMA Education, Inc. 5.00%, 10/01/2023–10/01/2029(a)	1,040	1,124,808
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016A 5.00%, 01/01/2024	1,135	1,252,053

		2,376,861

Total Long-Term Municipal Bonds (cost $334,701,276)		351,242,754

80	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes–2.1%
California–1.4%
County of Los Angeles CA Series 2020A 4.00%, 06/30/2021	$5,495	$5,651,223
Turlock Irrigation District 5.00%, 01/01/2021(b)	1,220	1,233,542

		6,884,765

Texas–0.7%
State of Texas 4.00%, 08/26/2021	3,625	3,749,193

Total Short-Term Municipal Notes (cost $10,625,126)		10,633,958

Total Municipal Obligations (cost $345,326,402)		361,876,712

	Shares

INVESTMENT COMPANIES–24.1%
Funds and Investment Trusts–24.1%(c)
iShares Core MSCI Emerging Markets ETF	304,022	16,052,362
SPDR S&P 500 ETF Trust	309,906	103,784,420
Vanguard Mid-Cap ETF	19,514	3,439,538

Total Investment Companies (cost $87,147,078)		123,276,320

	Principal Amount (000)

GOVERNMENTS—TREASURIES–1.6%
United States–1.6%
U.S. Treasury Notes 2.125%, 11/30/2023(d)	$200	212,344
2.625%, 02/15/2029(d)(e)	6,670	7,795,562

Total Governments—Treasuries (cost $7,273,762)		8,007,906

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.048% (LIBOR 1 Month + 2.90%), 07/25/2024(f)	119	116,981
Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	26	26,181
Series 2015-C02, Class 1M2 4.148% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	100	100,668

Series 2016-C07, Class 2M2 4.498% (LIBOR 1 Month + 4.35%), 05/25/2029(f)	$225	$232,560
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	248	254,707
Series 2017-C02, Class 2M2 3.798% (LIBOR 1 Month + 3.65%), 09/25/2029(f)	381	385,335
Series 2017-C06, Class 2M2 2.948% (LIBOR 1 Month + 2.80%), 02/25/2030(f)	190	189,066

Total Collateralized Mortgage Obligations (cost $1,218,674)		1,305,498

	Shares

SHORT-TERM INVESTMENTS–2.8%
Investment Companies–1.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(c)(g)(h) (cost $9,214,439)	9,214,439	9,214,439

	Principal Amount (000)
U.S. Treasury Bills–1.0%
U.S. Treasury Bill
0.05%, 11/05/2020(e) (cost $4,999,560)	$5,000	4,999,562

Total Short-Term Investments (cost $14,213,999)		14,214,001

Total Investments—99.4% (cost $455,179,915)		508,680,437

Other assets less liabilities—0.6%		2,901,152

Net Assets—100.0%		$511,581,589

2020 Annual Report	81

Schedule of Investments (continued)

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	606	December 2020	$22,693,516	$(769,442)

FTSE 100 Index Futures	119	December 2020	8,969,714	(148,864)

MSCI Emerging Markets Futures	210	December 2020	11,429,250	25,811

MSCI Singapore IX ETS Futures	304	October 2020	6,295,799	(784)

Russell 2000 E-Mini Futures	104	December 2020	7,822,880	(83,899)

S&P Mid 400 E Mini Futures	17	December 2020	3,155,030	(16,201)

S&P TSX 60 Index Futures	27	December 2020	3,899,290	(29,317)

TOPIX Index Futures	128	December 2020	19,728,251	339,909

U.S. T-Note 2 Yr (CBT) Futures	133	December 2020	29,387,805	5,608

U.S. T-Note 10 Yr (CBT) Futures	273	December 2020	38,092,031	46,751

U.S. Ultra Bond (CBT) Futures	67	December 2020	14,861,437	(156,800)

Sold Contracts

Hang Seng Index Futures	14	October 2020	2,116,244	(1,657)

MSCI Emerging Markets Futures	43	December 2020	3,984,380	103,547

S&P 500 E-Mini Futures	29	December 2020	4,860,400	(162,357)

SPI 200 Futures	66	December 2020	6,856,874	100,495

				$(747,200)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	1,387	JPY	147,187	10/08/2020	$9,189

BNP Paribas SA	JPY	614,506	USD	5,770	10/08/2020	(57,047)

BNP Paribas SA	USD	7,017	SEK	61,570	10/16/2020	(141,683)

BNP Paribas SA	AUD	3,706	USD	2,674	10/29/2020	18,996

BNP Paribas SA	USD	2,466	AUD	3,387	10/29/2020	(40,273)

Citibank, NA	USD	2,123	JPY	226,026	10/08/2020	19,924

Citibank, NA	EUR	863	USD	1,018	10/15/2020	6,058

Citibank, NA	USD	1,495	EUR	1,270	10/15/2020	(5,172)

Credit Suisse International	CAD	8,260	USD	6,278	10/09/2020	74,986

Credit Suisse International	USD	3,518	CAD	4,670	10/09/2020	(10,295)

Credit Suisse International	NOK	5,804	USD	625	10/16/2020	2,251

Credit Suisse International	SEK	16,818	USD	1,946	10/16/2020	67,946

Credit Suisse International	USD	6,563	SEK	60,172	10/16/2020	156,867

Credit Suisse International	USD	2,246	SEK	19,628	10/16/2020	(53,582)

Goldman Sachs Bank USA	CAD	2,715	USD	2,040	10/09/2020	700

HSBC Bank USA	USD	3,409	SEK	31,140	10/16/2020	68,433

JPMorgan Chase Bank, NA	USD	6,297	CAD	8,444	10/09/2020	44,804

JPMorgan Chase Bank, NA	EUR	5,705	USD	6,743	10/15/2020	52,261

JPMorgan Chase Bank, NA	USD	21,400	EUR	18,212	10/15/2020	(41,655)

JPMorgan Chase Bank, NA	SEK	53,160	USD	6,066	10/16/2020	129,255

JPMorgan Chase Bank, NA	NZD	7,595	USD	5,052	10/27/2020	27,647

82	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	5,085	NZD	7,595	10/27/2020	$(60,765)

JPMorgan Chase Bank, NA	USD	2,680	AUD	3,743	10/29/2020	607

JPMorgan Chase Bank, NA	USD	522	CHF	477	11/19/2020	(3,695)

JPMorgan Chase Bank, NA	USD	566	GBP	442	11/19/2020	4,444

Morgan Stanley & Co., Inc.	USD	11,412	JPY	1,203,842	10/08/2020	3,645

Morgan Stanley & Co., Inc.	USD	3,358	JPY	351,644	10/08/2020	(23,473)

Morgan Stanley & Co., Inc.	USD	3,441	CAD	4,526	10/09/2020	(42,078)

Morgan Stanley & Co., Inc.	EUR	6,924	USD	8,188	10/15/2020	67,531

Morgan Stanley & Co., Inc.	USD	644	NOK	5,804	10/16/2020	(22,135)

State Street Bank & Trust Co.	USD	323	AUD	451	10/29/2020	(105)

						$253,586

CALL OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

S&P 500 Index(i)	Credit Suisse International	13,000	USD	3,550.00	November 2020	USD	46,150	$511,720	$(511,720)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	$276,536	$—	$276,536
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	440,195	—	440,195
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	37,475	—	37,475
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	40,080	—	40,080
USD	240	01/15/2030	1.731%	CPI#	Maturity	1,872	—	1,872
USD	240	01/15/2030	1.714%	CPI#	Maturity	2,328	—	2,328

						$798,486	$—	$798,486

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	13,270	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$230,432	$—	$230,432
USD	14,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/Semi-Annual	593,439	—	593,439
USD	4,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	236,960	—	236,960
USD	659	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	31,170	—	31,170
USD	1,481	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	73,869	—	73,869
USD	3,000	04/16/2034	3 Month LIBOR	2.673%	Quarterly/Semi-Annual	735,126	—	735,126

						$1,900,996	$—	$1,900,996

2020 Annual Report	83

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	37	$(12,343)	$(3,628)	$(8,715)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	123	(41,031)	(15,558)	(25,473)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	8	(2,668)	(981)	(1,687)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	20	(6,672)	(1,979)	(4,693)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	251	(83,729)	(30,586)	(53,143)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	255	(85,043)	(25,263)	(59,780)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	382	(127,429)	(36,873)	(90,556)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	48	(16,012)	(6,046)	(9,966)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	331	(110,416)	(31,011)	(79,405)

						$(485,343)	$(151,925)	$(333,418)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	7,121	10/15/2020	2.208%	CPI#	Maturity	$ (108,786)	$ —	$ (108,786)

Barclays Bank PLC	USD	4,111	10/15/2020	2.210%	CPI#	Maturity	(63,013)	—	(63,013)

Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	(504,891)	—	(504,891)

Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	(213,786)	—	(213,786)

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(129,487)	—	(129,487)

Citibank, NA	USD	5,180	10/17/2020	2.220%	CPI#	Maturity	(78,482)	—	(78,482)

Citibank, NA	USD	7,280	12/14/2020	1.548%	CPI#	Maturity	100,914	—	100,914

Citibank, NA	USD	6,400	10/23/2021	2.039%	CPI#	Maturity	(290,906)	—	(290,906)

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	(68,990)	—	(68,990)

Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	(96,917)	—	(96,917)

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	(52,894)	—	(52,894)

JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	(105,578)	—	(105,578)

JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	(90,648)	—	(90,648)

JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	(86,994)	—	(86,994)

JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	(191,797)	—	(191,797)

Morgan Stanley Capital Services LLC	USD	19,000	07/20/2022	1.939%	CPI#	Maturity	(205,871)	—	(205,871)

84	Sanford C. Bernstein Fund, Inc.

				Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	$ (224,349)	$ —	$ (224,349)

							$ (2,412,475)	$ —	$ (2,412,475)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	3,815	10/09/2029	1.120%	SIFMA*	Quarterly/ Quarterly	$ (214,084)	$ —	$ (214,084)

Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly/ Quarterly	(216,004)	—	(216,004)

							$ (430,088)	$ —	$ (430,088)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $11,869,021 or 2.3% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 3.2% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

DOT—Department of Transportation

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2020 Annual Report	85

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2020

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–69.1%

Long-Term Municipal Bonds–66.9%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013D 5.00%, 10/01/2022	$1,000	$1,086,360
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019A 4.50%, 05/01/2032(a)	345	370,903

		1,457,263

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) 6.50%, 09/01/2028(a)	180	217,748

Arizona–0.1%
Tempe Industrial Development Authority (Mirabella at ASU, Inc.) Series 2017B 4.00%, 10/01/2023(a)	420	418,828

Arkansas–0.7%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019A 1.75%, 11/01/2032	2,745	2,783,375

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018A 3.50%, 06/01/2036	515	522,066

Colorado–1.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,004,810
City & County of Denver CO Airport System Revenue (Denver Intl Airport) Series 2011A 5.75%, 11/15/2020	3,150	3,170,286
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	626,964
Regional Transportation District (Denver Transit Partners LLC) Series 2010 5.375%, 07/15/2025	1,100	1,101,529

Vauxmont Metropolitan District AGM 5.00%, 12/01/2050	$100	$121,712

		6,025,301

Connecticut–0.8%
State of Connecticut Series 2018D 5.00%, 04/15/2027	2,280	2,877,702

District of Columbia–0.6%
Metropolitan Washington Airports Authority Series 2010B 5.00%, 10/01/2021	2,100	2,100,000

Florida–1.3%
Capital Trust Agency, Inc. (Franklin Academy–Cooper City Campus) 5.00%, 12/15/2026(a)	100	110,827
Citizens Property Insurance, Inc. Series 2012A-1 5.00%, 06/01/2021	2,840	2,926,308
County of Osceola FL Transportation Revenue Series 2020A Zero Coupon, 10/01/2032	100	70,469
Florida Development Finance Corp. 0.55%, 01/01/2049 (Pre-refunded/ETM)	1,850	1,850,000

		4,957,604

Guam–0.5%
Territory of Guam 5.00%, 11/15/2031	100	104,833
Territory of Guam (Guam Section 30 Income Tax) Series 2016A 5.00%, 12/01/2029–12/01/2032	425	479,601
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015D 5.00%, 11/15/2023–11/15/2031	1,205	1,334,857

		1,919,291

Illinois–2.8%
Chicago Board of Education Series 2017C 5.00%, 12/01/2023	1,465	1,582,786
Illinois Finance Authority (Illinois Institute of Technology) 5.00%, 09/01/2022–09/01/2033	300	329,547
Metropolitan Pier & Exposition Authority Series 2017B 5.00%, 12/15/2025	1,000	1,129,930
State of Illinois Series 2014 5.00%, 05/01/2022–05/01/2023	4,990	5,241,444

86	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2017D 5.00%, 11/01/2024	$2,000	$2,131,120

		10,414,827

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) 5.00%, 02/01/2026–02/01/2030	200	236,173

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) 5.85%, 08/01/2041(a)	100	109,396
6.10%, 06/01/2038(a)	100	118,097

		227,493

Michigan–2.2%
City of Detroit MI 5.00%, 04/01/2024–04/01/2025	2,115	2,249,089
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014C 5.00%, 07/01/2026	5,055	5,833,065

		8,082,154

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	3,290	3,700,427

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019A 2.75%, 06/15/2028(a)	300	294,057

New Jersey–4.9%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2015X 5.00%, 06/15/2021	4,555	4,683,861
New Jersey Economic Development Authority (United Airlines, Inc.) Series 1999 5.25%, 09/15/2029	125	127,813
New Jersey Transit Corp. Series 2014A 5.00%, 09/15/2021	2,410	2,509,870
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018A 5.00%, 06/15/2024	3,410	3,852,993

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018A 5.00%, 12/15/2029	$3,490	$4,150,482
New Jersey Turnpike Authority AGM Series 2005D-3 5.25%, 01/01/2026	2,555	3,145,333

		18,470,352

New York–42.1%
Albany County Airport Authority Series 2020B 5.00%, 12/15/2021–12/15/2026	855	973,718
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	1,073,850
City of New York NY Series 2014A 5.00%, 08/01/2028	1,285	1,495,856
Series 2014J 5.00%, 08/01/2027	1,085	1,265,284
Series 2018E 5.00%, 03/01/2031	1,055	1,307,145
Series 2020B 5.00%, 11/01/2027	2,120	2,695,919
Series 2020C 5.00%, 08/01/2033	3,960	5,100,638
City of Yonkers NY AGM Series 2015A 5.00%, 03/15/2021	2,000	2,043,800
County of Albany NY Series 2020C 5.00%, 11/01/2024	1,595	1,880,936
County of Nassau NY Series 2014A 5.00%, 04/01/2025	4,775	5,450,089
Series 2017C 5.00%, 10/01/2025	1,875	2,250,075
County of Westchester NY Series 2016A 5.00%, 01/01/2023	2,435	2,700,001
Hempstead Town Local Development Corp. (Hofstra University) Series 2013 5.00%, 07/01/2021	700	722,225
Metropolitan Transportation Authority Series 2011 5.00%, 11/15/2025 (Pre-refunded/ETM)	2,075	2,188,004
Series 2011C 5.00%, 11/15/2025	4,430	4,501,367
Series 2012 5.00%, 11/15/2022	650	674,005

2020 Annual Report	87

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Series 2012F 5.00%, 11/15/2025	$1,000	$1,029,600
Series 2017C 5.00%, 11/15/2026–11/15/2028	12,180	13,028,242
Metropolitan Transportation Authority (Metropolitan Transportation Authority Ded Tax) Series 2016A 5.00%, 11/15/2025	1,375	1,622,885
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund)
Series 2012A 5.00%, 11/15/2023–11/15/2026	8,840	9,516,720
Series 2019A 5.00%, 03/01/2022	2,005	2,093,741
New York City Municipal Water Finance Authority 5.00%, 06/15/2026	825	853,091
Series 2015G 5.00%, 06/15/2027	2,885	3,485,224
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017S 5.00%, 07/15/2032	1,955	2,414,366
Series 2018S 5.00%, 07/15/2031	1,460	1,854,930
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2013I 5.00%, 05/01/2022	2,270	2,440,363
Series 2014B 5.00%, 11/01/2026	4,000	4,634,800
Series 2015C 5.00%, 11/01/2028	2,145	2,551,821
Series 2017 5.00%, 11/01/2026	1,925	2,417,088
New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.) Series 2016A 5.00%, 12/01/2026	5,575	6,808,803
New York Liberty Development Corp. (One Bryant Park LLC) 2.45%, 09/15/2069	2,900	2,863,112
2.625%, 09/15/2069	320	322,157
2.80%, 09/15/2069	4,250	4,108,772
New York State Dormitory Authority Series 2012A 5.00%, 07/01/2026 (Pre-refunded/ETM)	1,965	2,131,593
Series 2013A 5.00%, 07/01/2021 (Pre-refunded/ETM)	1,000	1,036,200

New York State Dormitory Authority (New York State Sales Tax) Series 2018E 5.00%, 03/15/2033	$1,105	$1,396,300
New York State Dormitory Authority (Orange Regional Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	803,502
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020A 5.00%, 07/01/2029–07/01/2032	3,240	4,220,272
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2021	1,100	1,164,086
Series 2012A 5.00%, 12/15/2022	1,865	2,060,545
Series 2014A 5.00%, 02/15/2028	2,035	2,335,549
Series 2014C 5.00%, 03/15/2029	3,000	3,447,840
Series 2018A 5.00%, 03/15/2022	2,675	2,863,213
New York State Urban Development Corp. (State of New York Pers Income Tax) 5.00%, 03/15/2036	1,200	1,544,196
Series 2016A 5.00%, 03/15/2022–03/15/2024	6,600	7,300,050
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	455	453,612
New York Transportation Development Corp. (Delta Air Lines, Inc.) 5.00%, 01/01/2032	1,495	1,608,784
Series 2018 5.00%, 01/01/2030–01/01/2031	3,565	3,872,609
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2022	2,755	2,854,042
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018B 3.50%, 11/01/2024(a)	600	608,784
Port Authority of New York & New Jersey 5.00%, 11/01/2031	1,455	1,845,464
Series 2013-178 5.00%, 12/01/2023	2,515	2,865,893
Series 2014 5.00%, 09/01/2023–09/01/2028	5,615	6,404,016

88	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

Series 2015E 5.00%, 10/15/2023	$1,000	$1,134,170
Sales Tax Asset Receivable Corp. Series 2014A 5.00%, 10/15/2025	3,750	4,451,925
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) 5.00%, 09/01/2031–09/01/2033	1,115	1,376,777
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	1,500	1,658,640

		157,806,689

Ohio–0.4%
Ohio Air Quality Development Authority (Energy Harbor Generation LLC) Series 2009D 4.25%, 08/01/2029	210	211,575
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	945	1,032,186
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016B 4.375%, 06/01/2033	300	302,250

		1,546,011

Pennsylvania–1.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,000	1,121,990
Philadelphia Parking Authority (The) Series 2009 5.25%, 09/01/2023	200	200,606
Sports & Exhibition Authority of Pittsburgh and Allegheny County (Sports & Exhibition Authority of Pittsburgh and Allegheny County Hotel Occupancy Tax) AGM Series 2010 5.00%, 02/01/2024	4,000	4,010,560

		5,333,156

Puerto Rico–0.6%
Puerto Rico Electric Power Authority AGM Series 2007V 5.25%, 07/01/2031	230	254,332
Puerto Rico Highway & Transportation Authority AGC Series 2005L 5.25%, 07/01/2041	205	227,532

AGC Series 2007N 5.25%, 07/01/2034–07/01/2036	$380	$419,805
NATL Series 2007N 5.25%, 07/01/2032	100	103,069
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	856,975
Puerto Rico Public Buildings Authority (Commonwealth of Puerto Rico) NATL Series 2007 6.00%, 07/01/2025	100	104,998
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018A Zero Coupon, 07/01/2024	339	313,005

		2,279,716

South Carolina–0.9%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018A 4.00%, 10/01/2048	3,000	3,316,950

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	3,880	4,423,860

Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	101,627

Washington–2.7%
Kalispel Tribe of Indians Series 2018B 5.00%, 01/01/2032(a)(b)	700	786,667
Port of Seattle WA Series 2010C 5.00%, 02/01/2021	2,300	2,335,282
State of Washington 5.00%, 06/01/2032–06/01/2034(b)	5,215	6,906,002

		10,027,951

Wisconsin–0.2%
UMA Education, Inc. 5.00%, 10/01/2025–10/01/2029(a)	705	764,958

Total Long-Term Municipal Bonds (cost $241,141,136)		250,305,579

2020 Annual Report	89

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

Short-Term Municipal Notes–2.2%
New York–2.2%
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020B 5.00%, 03/31/2021 (cost $8,086,908)	$7,900	$8,089,837

Total Municipal Obligations (cost $249,228,044)		258,395,416

Shares

INVESTMENT COMPANIES–25.3%
Funds and Investment Trusts–25.3%(c)
Vanguard Mid-Cap ETF	9,859	1,737,747
iShares Core MSCI EAFE ETF	207,783	12,525,159
SPDR S&P 500 ETF Trust	203,068	68,005,443
iShares Core MSCI Emerging Markets ETF	239,172	12,628,282

Total Investment Companies (cost $70,722,905)		94,896,631

Principal Amount (000)

GOVERNMENTS—TREASURIES–1.4%
United States–1.4%
U.S. Treasury Notes 0.625%, 08/15/2030	$1,219	1,212,905
2.625%, 02/15/2029(d)(e)	3,543	4,140,881

Total Governments—Treasuries (cost $4,976,497)		5,353,786

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2016-HQA3, Class M3 3.998% (LIBOR 1 Month + 3.85%), 03/25/2029(f)	260	269,795

Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C01, Class 2M2 4.698% (LIBOR 1 Month + 4.55%), 02/25/2025(f)	$26	$26,181
Series 2016-C01, Class 1M2 6.898% (LIBOR 1 Month + 6.75%), 08/25/2028(f)	127	131,626
Series 2017-C01, Class 1M2 3.698% (LIBOR 1 Month + 3.55%), 07/25/2029(f)	177	181,934
Series 2018-C03, Class 1M2 2.298% (LIBOR 1 Month + 2.15%), 10/25/2030(f)	67	65,820

Total Collateralized Mortgage Obligations (cost $653,550)		675,356

Shares

SHORT-TERM INVESTMENTS–3.2%
Investment Companies–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.05%(c)(g)(h) (cost $7,124,932)	7,124,932	7,124,932

Principal Amount (000)
U.S. Treasury Bills–1.3%
U.S. Treasury Bill Zero Coupon, 11/05/2020(d) (cost $4,999,560)	$5,000	4,999,563

Total Short-Term Investments (cost $12,124,492)		12,124,495

Total Investments—99.2% (cost $337,705,488)		371,445,684

Other assets less liabilities—0.8%		3,013,778

Net Assets—100.0%		$374,459,462

90	Sanford C. Bernstein Fund, Inc.

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	418	December 2020	$15,653,283	$(530,737)

FTSE 100 Index Futures	83	December 2020	6,256,187	(95,151)

MSCI Emerging Markets Futures	138	December 2020	7,510,650	16,961

MSCI Singapore IX ETS Futures	213	October 2020	4,411,201	(550)

Russell 2000 E-Mini Futures	76	December 2020	5,716,720	(61,311)

S&P 500 E-Mini Futures	26	December 2020	4,357,600	38,299

S&P Mid 400 E Mini Futures	17	December 2020	3,155,030	(18,816)

S&P TSX 60 Index Futures	18	December 2020	2,599,527	(17,997)

TOPIX Index Futures	90	December 2020	13,871,426	230,499

U.S. T-Note 2 Yr (CBT) Futures	97	December 2020	21,433,211	4,080

U.S. T-Note 10 Yr (CBT) Futures	199	December 2020	27,766,719	34,038

U.S. Ultra Bond (CBT) Futures	49	December 2020	10,868,812	(114,688)

Sold Contracts

Hang Seng Index Futures	10	October 2020	1,511,603	(1,183)

MSCI Emerging Markets Futures	145	December 2020	13,435,700	349,169

SPI 200 Futures	49	December 2020	5,090,709	74,402

				$(92,985)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	1,001	JPY	106,305	10/08/2020	$6,636

BNP Paribas SA	JPY	439,676	USD	4,128	10/08/2020	(40,816)

BNP Paribas SA	USD	5,156	SEK	45,240	10/16/2020	(103,681)

BNP Paribas SA	AUD	2,653	USD	1,914	10/29/2020	13,598

BNP Paribas SA	USD	1,740	AUD	2,389	10/29/2020	(28,406)

Citibank, NA	USD	1,521	JPY	161,932	10/08/2020	14,274

Citibank, NA	EUR	730	USD	861	10/15/2020	5,124

Citibank, NA	USD	1,176	EUR	999	10/15/2020	(4,068)

Credit Suisse International	CAD	6,016	USD	4,573	10/09/2020	54,615

Credit Suisse International	USD	2,602	CAD	3,454	10/09/2020	(7,614)

Credit Suisse International	SEK	12,222	USD	1,414	10/16/2020	49,379

Credit Suisse International	USD	4,705	SEK	43,143	10/16/2020	112,473

Credit Suisse International	USD	1,634	SEK	14,283	10/16/2020	(38,990)

Goldman Sachs Bank USA	CAD	1,951	USD	1,466	10/09/2020	503

HSBC Bank USA	USD	2,368	SEK	21,633	10/16/2020	47,541

JPMorgan Chase Bank, NA	USD	4,549	CAD	6,101	10/09/2020	32,369

JPMorgan Chase Bank, NA	EUR	4,208	USD	4,974	10/15/2020	38,548

JPMorgan Chase Bank, NA	USD	14,633	EUR	12,453	10/15/2020	(28,483)

JPMorgan Chase Bank, NA	SEK	37,620	USD	4,293	10/16/2020	91,450

JPMorgan Chase Bank, NA	NZD	5,516	USD	3,669	10/27/2020	20,073

JPMorgan Chase Bank, NA	USD	3,693	NZD	5,516	10/27/2020	(44,099)

2020 Annual Report	91

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	2,068	AUD	2,888	10/29/2020	$468

Morgan Stanley & Co., Inc.	USD	7,751	JPY	817,619	10/08/2020	2,476

Morgan Stanley & Co., Inc.	USD	2,482	JPY	259,962	10/08/2020	(17,353)

Morgan Stanley & Co., Inc.	USD	2,503	CAD	3,293	10/09/2020	(30,529)

Morgan Stanley & Co., Inc.	EUR	4,729	USD	5,593	10/15/2020	46,667

State Street Bank & Trust Co.	NOK	4,125	USD	444	10/16/2020	1,716

State Street Bank & Trust Co.	USD	458	NOK	4,125	10/16/2020	(15,701)

State Street Bank & Trust Co.	CHF	329	USD	362	11/19/2020	4,251

State Street Bank & Trust Co.	GBP	328	USD	426	11/19/2020	2,648

State Street Bank & Trust Co.	USD	526	CHF	480	11/19/2020	(3,898)

State Street Bank & Trust Co.	USD	420	GBP	328	11/19/2020	2,922

						$184,093

CALL OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value

S&P 500 Index(i)	Credit Suisse International	9,000	USD	3,550.00	November 2020	USD	31,950	$354,268	$(354,268)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	4,950	01/15/2028	1.230%	CPI#	Maturity	$211,569	$—	$211,569
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	287,011	—	287,011
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	28,629	—	28,629
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	26,768	—	26,768
USD	180	01/15/2030	1.731%	CPI#	Maturity	1,404	—	1,404
USD	180	01/15/2030	1.714%	CPI#	Maturity	1,746	—	1,746

						$557,127	$—	$557,127

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund

USD	24,320	06/17/2021	3 Month LIBOR	1.907%	Quarterly/Semi-Annual	$422,314	$—	$422,314
USD	3,140	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	178,004	—	178,004
USD	490	02/05/2025	3 Month LIBOR	1.361%	Quarterly/Semi-Annual	23,177	—	23,177
USD	1,100	02/06/2025	3 Month LIBOR	1.419%	Quarterly/Semi-Annual	54,866	—	54,866
USD	2,110	10/09/2029	3 Month LIBOR	1.470%	Quarterly/Semi-Annual	169,191	—	169,191
USD	2,110	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	169,786	—	169,786

						$1,017,338	$—	$1,017,338

92	Sanford C. Bernstein Fund, Inc.

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2020	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts

Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	25.00%	USD	30	$(10,007)	$(2,941)	$(7,066)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	99	(33,024)	(12,522)	(20,502)

Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	310	(103,411)	(29,923)	(73,488)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	17	(5,671)	(1,682)	(3,989)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	205	(68,367)	(20,309)	(48,058)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	201	(67,050)	(24,493)	(42,557)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	7	(2,336)	(859)	(1,477)

Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	268	(89,401)	(25,109)	(64,292)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	25.00	USD	38	(12,676)	(4,786)	(7,890)

						$ (391,943)	$ (122,624)	$ (269,319)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	5,789	10/15/2020	2.208%	CPI#	Maturity	$ (88,438)	$—	$ (88,438)

Barclays Bank PLC	USD	3,336	10/15/2020	2.210%	CPI#	Maturity	(51,134)	—	(51,134)

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	(403,913)	—	(403,913)

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	(129,487)	—	(129,487)

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	(184,252)	—	(184,252)

Citibank, NA	USD	4,210	10/17/2020	2.220%	CPI#	Maturity	(63,785)	—	(63,785)

Citibank, NA	USD	5,700	12/14/2020	1.548%	CPI#	Maturity	79,012	—	79,012

Citibank, NA	USD	3,800	10/23/2021	2.039%	CPI#	Maturity	(172,726)	—	(172,726)

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	(68,990)	—	(68,990)

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	(113,070)	—	(113,070)

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	(52,894)	—	(52,894)

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	(87,982)	—	(87,982)

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	(126,907)	—	(126,907)

2020 Annual Report	93

Schedule of Investments (continued)

				Rate Type		Payment Frequency Paid Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	$(65,246)	$—	$(65,246)

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	(136,998)	—	(136,998)

Morgan Stanley Capital Services LLC	USD	8,500	07/20/2022	1.939%	CPI#	Maturity	(92,100)	—	(92,100)

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	(80,766)	—	(80,766)

							$(1,839,676)	$—	$(1,839,676)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	2,840	10/09/2029	1.120%	SIFMA*	Quarterly/Quarterly	$(159,370)	$—	$(159,370)
Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly/Quarterly	(160,800)	—	(160,800)

							$(320,170)	$—	$(320,170)

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2020, the aggregate market value of these securities amounted to $6,262,917 or 1.7% of net assets.
(b)	When-Issued or delayed delivery security.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2020.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of September 30, 2020, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 6.3% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

94	Sanford C. Bernstein Fund, Inc.

Statement of Assets and Liabilities—September 30, 2020

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$916,760,489	$1,873,828,253	$1,116,516,546

Affiliated issuers	860,004,136	1,686,366,888	79,274,948

Foreign currencies, at value (a)	701,525	1,489,372	1,030,137

Cash	0	0	899,531

Cash collateral due from broker	527	1,091	6,778,181

Receivables:

Unaffiliated interest and dividends	313,862	588,165	5,852,402

Affiliated dividends	4,296	5,919	2,603

Foreign withholding tax reclaims	106,688	237,267	0

Investment securities sold and foreign currency transactions	5,072,026	30,735,573	26,677,595

Capital shares sold	1,144,187	230,455	781,074

Variation margin on futures	0	0	1,163,223

Variation margin on centrally cleared swaps	0	0	353,882

Newly entered centrally cleared credit default swaps	0	0	267,597

Terminated centrally cleared credit default swaps	0	0	3,186

Unrealized appreciation of forward currency exchange contracts	7,068,093	14,240,249	3,895,563

Market value on credit default swaps (b)	0	0	4,079,262

Total assets	1,791,175,829	3,607,723,232	1,247,575,730

LIABILITIES

Cash collateral due to broker	0	0	599,007

Options written, at value (premium received $4,566,120, $9,171,602 and $1,578,719, respectively)	4,566,120	9,171,602	1,392,889

Swaptions written, at value (premium received $0, $0 and $1,611,357, respectively)	0	0	1,489,575

Payables:

Investment securities purchased and foreign currency transactions	2,703,475	21,009,304	34,295,736

Variation margin on futures	1,990,986	4,736,661	0

Capital shares redeemed	1,203,927	2,115,438	1,228,298

Management fee	783,836	1,571,865	612,247

Shareholder servicing fee	243,184	452,065	122,573

Transfer Agent fee	10,247	14,597	10,903

Newly entered centrally cleared credit default swaps	0	0	335,450

Accrued expenses	180,843	193,903	247,693

Unrealized depreciation of forward currency exchange contracts	4,487,137	9,029,622	3,573,631

Market value on credit default swaps (c)	0	0	8,881,370

Unrealized depreciation of total return swaps	0	0	171,091

Total liabilities	16,169,755	48,295,057	52,960,463

NET ASSETS	$1,775,006,074	$3,559,428,175	$1,194,615,267

Cost of investments

Unaffiliated issuers	$629,219,557	$1,145,813,004	$1,059,871,741

Affiliated issuers	835,603,450	1,625,022,602	86,366,719

NET ASSETS CONSIST OF:

Capital stock, at par	$138,474	$260,620	$108,923

Additional paid-in capital	1,464,392,399	2,795,668,923	1,128,115,328

Distributable earnings (d)	310,475,201	763,498,632	66,391,016

	$1,775,006,074	$3,559,428,175	$1,194,615,267

(a) Cost: $700,874, $1,491,373 and $1,042,605, respectively. (Note 1)

(b) Net premiums paid of $0, $0 and $2,421,082, respectively.

(c) Net premiums received of $0, $0 and $2,723,036, respectively.

(d) Net of accrued foreign capital gains taxes of $0, $0 and $1,980, respectively.

See Notes to Financial Statements.

2020 Annual Report	95

Statement of Assets and Liabilities—September 30, 2020 (continued)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,465,080,730	$2,712,320,403	$991,266,658

Shares of capital stock outstanding	114,337,486	198,724,945	90,430,287

Net asset value, offering and redemption price per share	$12.81	$13.65	$10.96

Class 2 Shares

Net Assets	$309,925,344	$847,107,772	$203,348,609

Shares of capital stock outstanding	24,136,196	61,895,549	18,493,157

Net asset value, offering and redemption price per share	$12.84	$13.69	$11.00

See Notes to Financial Statements.

96	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,639,939,046	$499,465,998	$364,320,752

Affiliated issuers	14,382,200	9,214,439	7,124,932

Foreign currencies, at value (a)	2,482,125	704,535	547,290

Cash	1,320	10	1,884,869

Cash collateral due from broker	21,539,599	9,637,256	8,439,618

Receivables:

Unaffiliated interest and dividends	15,795,590	5,097,541	3,430,389

Affiliated dividends	1,359	193	607

Investment securities sold	1,613,887	511,720	354,268

Capital shares sold	494,434	6,891	55,761

Unrealized appreciation of forward currency exchange contracts	2,431,146	755,544	547,731

Unrealized appreciation of inflation swaps	351,812	100,914	79,012

Total assets	1,699,032,518	525,495,041	386,785,229

LIABILITIES

Options written, at value (premium received $1,613,887, $511,720 and $354,268, respectively)	1,613,887	511,720	354,268

Payables:

Investment securities purchased	18,128,916	8,110,697	8,154,283

Capital shares redeemed	1,238,715	462,503	265,223

Variation margin on futures	753,401	429,718	199,405

Management fee	893,925	275,334	180,244

Shareholder servicing fee	142,060	39,462	37,619

Variation margin on centrally cleared swaps	16,804	12,881	4,503

Transfer Agent fee	8,580	3,265	3,268

Directors’ fees payable	232	228	65

Accrued expenses	159,299	136,866	132,450

Unrealized depreciation of inflation swaps	9,134,688	2,513,389	1,918,688

Unrealized depreciation of forward currency exchange contracts	1,617,828	501,958	363,638

Market value on credit default swaps (b)	1,339,281	485,343	391,943

Unrealized depreciation of interest rate swaps	1,405,817	430,088	320,170

Total liabilities	36,453,433	13,913,452	12,325,767

NET ASSETS	$1,662,579,085	$511,581,589	$374,459,462

Cost of investments

Unaffiliated issuers	$1,483,404,415	$445,965,476	$330,580,556

Affiliated issuers	14,382,200	9,214,439	7,124,932

NET ASSETS CONSIST OF:

Capital stock, at par	$147,341	$45,390	$33,962

Additional paid-in capital	1,540,470,958	476,508,929	353,076,697

Distributable earnings	121,960,786	35,027,270	21,348,803

	$1,662,579,085	$511,581,589	$374,459,462

(a) Cost: $2,398,154, $680,700 and $528,776, respectively. (Note 1)

(b) Net premiums received of $430,440, $151,925 and $122,624, respectively.

See Notes to Financial Statements.

2020 Annual Report	97

Statement of Assets and Liabilities—September 30, 2020 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,140,950,824	$315,269,848	$303,110,766

Shares of capital stock outstanding	101,194,786	27,995,720	27,503,791

Net asset value, offering and redemption price per share	$11.27	$11.26	$11.02

Class 2 Shares

Net Assets	$521,628,261	$196,311,741	$71,348,696

Shares of capital stock outstanding	46,146,405	17,394,705	6,457,948

Net asset value, offering and redemption price per share	$11.30	$11.29	$11.05

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

Statement of Operations—for the year ended September 30, 2020

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$0	$26,191,971

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $129,175, $284,051 and $0, respectively)	17,903,374	37,331,056	895,046

Affiliated issuers	15,883,238	31,731,266	1,187,868

Total income	33,786,612	69,062,322	28,274,885

Expenses:

Management fee (see Note 2A)	16,725,579	34,642,505	7,809,551

Shareholder servicing fee (see Note 2B)	3,078,070	5,827,779	1,487,314

Custody and accounting fees	256,490	269,114	379,518

Transfer Agent fee—Class 1	60,311	84,192	66,143

Transfer Agent fee—Class 2	12,502	27,014	14,002

Auditing and tax fees	126,565	113,973	135,072

Directors’ fees and expenses	68,457	144,706	44,206

Legal fees	45,028	95,566	28,706

Registration fees	38,778	38,142	41,337

Printing fees	23,314	32,404	24,702

Miscellaneous	109,235	159,201	128,255

Total expenses before interest expense	20,544,329	41,434,596	10,158,806

Interest/bank overdraft expense	186,719	365,294	0

Total expenses	20,731,048	41,799,890	10,158,806

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(6,376,896)	(12,964,225)	(322,410)

Net expenses	14,354,152	28,835,665	9,836,396

Net investment income	19,432,460	40,226,657	18,438,489

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	120,930,849	227,254,312	27,458,036

Affiliated Underlying Portfolios	(337,849)	(590,352)	0

Forward currency exchange contracts	2,611,101	2,909,151	(3,387,225)

Futures	(145,527,760)	(278,429,587)	2,150,744

Options written	(925,452)	(1,912,903)	(8,897)

Swaps	6,707,722	14,067,007	(403,783)

Swaptions written	0	0	614,434

Foreign currency transactions	989,247	3,013,593	(1,432,135)

Net realized gain (loss) on investment and foreign currency transactions	(15,552,142)	(33,688,779)	24,991,174

Net change in unrealized appreciation/depreciation of:

Investments (b)	(20,148,387)	(27,062,838)	6,829,873

Affiliated Underlying Portfolios	(6,739,391)	(12,704,175)	(3,274,154)

Forward currency exchange contracts	5,863,368	12,247,378	(1,912,673)

Futures	4,086,823	5,453,203	430,099

Options written	0	0	185,830

Swaps	(58,729)	(117,310)	(4,551,394)

Swaptions written	0	0	121,782

Foreign currency denominated assets and liabilities	253,968	521,481	(10,514)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,742,348)	(21,662,261)	(2,181,151)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(32,294,490)	(55,351,040)	22,810,023

Net increase (decrease) in net assets resulting from operations	$(12,862,030)	$(15,124,383)	$41,248,512

(a) Net of foreign capital gains taxes of $0, $0 and $10,163, respectively.

(b) Net of increase in accrued foreign capital gains taxes of $0, $0 and $8,256, respectively.

See Notes to Financial Statements.

2020 Annual Report	99

Statement of Operations—for the year ended September 30, 2020 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$36,202,225	$10,658,372	$8,057,574

Dividends

Unaffiliated issuers	8,473,692	2,691,868	1,909,047

Affiliated issuers	399,610	131,485	106,152

Other income	0	1,459	0

Total income	45,075,527	13,483,184	10,072,773

Expenses:

Management fee (see Note 2A)	11,386,454	3,532,364	2,571,443

Shareholder servicing fee (see Note 2B)	1,787,943	509,351	476,256

Custody and accounting fees	227,454	163,458	148,182

Transfer Agent fee—Class 1	42,319	13,825	17,669

Transfer Agent fee—Class 2	19,866	8,307	4,338

Auditing and tax fees	110,053	109,665	110,072

Registration fees	41,176	36,976	36,976

Directors’ fees and expenses	67,143	22,322	15,889

Legal fees	43,645	14,003	10,023

Printing fees	20,391	9,162	14,355

Miscellaneous	101,380	74,192	62,100

Total expenses	13,847,824	4,493,625	3,467,303

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(40,829)	(16,524)	(35,201)

Net expenses	13,806,995	4,477,101	3,432,102

Net investment income	31,268,532	9,006,083	6,640,671

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	16,321,461	(637,522)	878,831

Forward currency exchange contracts	1,801,709	335,993	194,422

Futures	(36,667,320)	(13,206,796)	(9,784,746)

Options written	(345,785)	(111,401)	(76,331)

Swaps	(2,017,194)	(993,657)	(570,023)

Foreign currency transactions	1,376,657	790,866	533,637

Net realized loss on investment and foreign currency transactions	(19,530,472)	(13,822,517)	(8,824,210)

Net change in unrealized appreciation/depreciation of:

Investments	20,280,087	14,313,827	4,021,431

Forward currency exchange contracts	3,414,262	1,101,021	778,601

Futures	2,020,405	59,762	631,310

Swaps	4,425,508	1,563,345	809,668

Foreign currency denominated assets and liabilities	179,123	50,675	39,899

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	30,319,385	17,088,630	6,280,909

Net realized and unrealized gain (loss) on investment and foreign currency transactions	10,788,913	3,266,113	(2,543,301)

Net increase in net assets resulting from operations	$42,057,445	$12,272,196	$4,097,370

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$19,432,460	$23,594,862	$40,226,657	$48,063,476

Net realized gain (loss) on investment and foreign currency transactions	(15,552,142)	19,930,645	(33,688,779)	11,639,893

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(16,742,348)	(80,684,186)	(21,662,261)	(128,043,169)

Contributions from affiliates (see Note 2A)	0	124,260	0	0

Net decrease in net assets resulting from operations	(12,862,030)	(37,034,419)	(15,124,383)	(68,339,800)

Distributions to shareholders (a)	(27,475,125)	(66,400,649)	(55,053,958)	(93,720,075)

Capital-share transactions

Net proceeds from sales of shares	177,043,428	151,214,717	236,616,530	284,835,060

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	23,199,365	63,092,872	42,862,296	84,803,239

Total proceeds from shares sold	200,242,793	214,307,589	279,478,826	369,638,299

Cost of shares redeemed	(369,299,731)	(364,819,946)	(834,543,575)	(606,930,592)

Net decrease in net assets from capital-share transactions	(169,056,938)	(150,512,357)	(555,064,749)	(237,292,293)

Net decrease in net assets	(209,394,093)	(253,947,425)	(625,243,090)	(399,352,168)

NET ASSETS:

Beginning of period	1,984,400,167	2,238,347,592	4,184,671,265	4,584,023,433

End of period	$1,775,006,074	$1,984,400,167	$3,559,428,175	$4,184,671,265

(a) See page 104 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

2020 Annual Report	101

Statement of Changes in Net Assets (continued)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$18,438,489	$24,540,072	$31,268,532	$36,092,155

Net realized gain (loss) on investment and foreign currency transactions	24,991,174	6,413,296	(19,530,472)	(34,000,511)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(2,181,151)	14,439,644	30,319,385	29,488,213

Contributions from affiliates (see Note 2A)	0	4,165	0	0

Net increase in net assets resulting from operations	41,248,512	45,397,177	42,057,445	31,579,857

Distributions to shareholders (a)	(41,357,860)	(45,918,692)	(27,707,869)	(54,411,200)

Capital-share transactions

Net proceeds from sales of shares	144,744,261	133,504,580	163,671,586	169,716,886

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	32,701,023	39,983,248	21,096,970	46,652,735

Total proceeds from shares sold	177,445,284	173,487,828	184,768,556	216,369,621

Cost of shares redeemed	(225,503,576)	(211,328,065)	(378,674,260)	(309,330,219)

Net decrease in net assets from capital-share transactions	(48,058,292)	(37,840,237)	(193,905,704)	(92,960,598)

Net decrease in net assets	(48,167,640)	(38,361,752)	(179,556,128)	(115,791,941)

NET ASSETS:

Beginning of period	1,242,782,907	1,281,144,659	1,842,135,213	1,957,927,154

End of period	$1,194,615,267	$1,242,782,907	$1,662,579,085	$1,842,135,213

(a) See page 104 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$9,006,083	$10,322,723	$6,640,671	$7,941,959

Net realized loss on investment and foreign currency transactions	(13,822,517)	(9,139,473)	(8,824,210)	(7,448,489)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	17,088,630	7,329,458	6,280,909	5,913,969

Net increase in net assets resulting from operations	12,272,196	8,512,708	4,097,370	6,407,439

Distributions to shareholders (a)	(8,087,751)	(16,076,361)	(6,580,805)	(12,469,618)

Capital-share transactions

Net proceeds from sales of shares	53,517,358	49,012,163	29,344,538	35,349,135

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	6,243,843	13,936,601	5,164,172	11,023,906

Total proceeds from shares sold	59,761,201	62,948,764	34,508,710	46,373,041

Cost of shares redeemed	(119,191,467)	(78,565,329)	(78,469,725)	(77,367,739)

Net decrease in net assets from capital-share transactions	(59,430,266)	(15,616,565)	(43,961,015)	(30,994,698)

Net decrease in net assets	(55,245,821)	(23,180,218)	(46,444,450)	(37,056,877)

NET ASSETS:

Beginning of period	566,827,410	590,007,628	420,903,912	457,960,789

End of period	$511,581,589	$566,827,410	$374,459,462	$420,903,912

(a) See page 104 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

2020 Annual Report	103

Statement of Changes in Net Assets (continued)

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(22,455,773)	$(53,004,699)	$(40,026,066)	$(69,005,080)

Class 2	(5,019,352)	(13,395,950)	(15,027,892)	(24,714,995)

	$(27,475,125)	$(66,400,649)	$(55,053,958)	$(93,720,075)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(33,698,470)	$(37,302,650)	$(18,276,724)	$(36,153,770)

Class 2	(7,659,390)	(8,616,042)	(9,431,145)	(18,257,430)

	$(41,357,860)	$(45,918,692)	$(27,707,869)	$(54,411,200)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Distributions to shareholders:

Class 1	$(4,982,671)	$(9,806,680)	$(5,143,246)	$(10,035,110)

Class 2	(3,105,080)	(6,269,681)	(1,437,559)	(2,434,508)

	$(8,087,751)	$(16,076,361)	$(6,580,805)	$(12,469,618)

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.05	$13.69	$13.18	$11.62	$11.80

Income from investment operations:

Investment income, net (a)(b)	0.13	0.14	0.12	0.10	0.03	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.19)	(0.37)	0.57	1.52	0.31

Contributions from affiliates	0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	(0.06)	(0.23)	0.69	1.62	0.34

Less dividends and distributions:

Dividends from net investment income	(0.15)	(0.13)	(0.18)	(0.06)	(0.05)

Distributions from net realized gain on investment transactions	(0.03)	(0.28)	0	0	(0.47)

Total dividends and distributions	(0.18)	(0.41)	(0.18)	(0.06)	(0.52)

Net asset value, end of period	$12.81	$13.05	$13.69	$13.18	$11.62

Total return (e)(f)	(0.45)%	(1.46)%	5.21%	14.04%	2.84%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,465,081	$1,653,447	$1,811,002	$1,784,355	$1,638,587

Average net assets (000 omitted)	$1,539,035	$1,663,944	$1,829,185	$1,687,556	$1,582,586

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.81%	0.80%	0.78%	0.83%	1.00%

Expenses, before waivers/reimbursements (g)(h)	1.15%	1.14%	1.13%	1.13%	1.14%

Net investment income (b)	1.02%	1.11%	0.88%	0.79%	0.22%	(c)

Portfolio turnover rate	22%	21%	39%	48%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	105

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.07	$13.72	$13.22	$11.65	$11.83

Income from investment operations:

Investment income, net (a)(b)	0.15	0.18	0.15	0.12	0.05	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.17)	(0.39)	0.56	1.54	0.31

Contributions from affiliates	0	0.00 (d)	0	0.00 (d)	0

Total from investment operations	(0.02)	(0.21)	0.71	1.66	0.36

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.16)	(0.21)	(0.09)	(0.07)

Distributions from net realized gain on investment transactions	(0.03)	(0.28)	0	0	(0.47)

Total dividends and distributions	(0.21)	(0.44)	(0.21)	(0.09)	(0.54)

Net asset value, end of period	$12.84	$13.07	$13.72	$13.22	$11.65

Total return (e)(f)	(0.25)%	(1.23)%	5.37%	14.31%	3.14%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$309,925	$330,953	$427,346	$431,755	$395,657

Average net assets (000 omitted)	$319,363	$367,721	$420,846	$408,460	$381,197

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.61%	0.60%	0.58%	0.63%	0.80%

Expenses, before waivers/reimbursements (g)(h)	0.95%	0.94%	0.93%	0.93%	0.94%

Net investment income (b)	1.17%	1.37%	1.09%	0.99%	0.42%	(c)

Portfolio turnover rate	22%	21%	39%	48%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.78		$14.29	$13.95	$12.30	$12.52

Income from investment operations:

Investment income, net (a)(b)	0.13		0.15	0.13	0.11	0.03	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.08)		(0.37)	0.55	1.60	0.27

Contributions from affiliates	0		0	0	0.00 (d)	0.00	(d)

Total from investment operations	0.05		(0.22)	0.68	1.71	0.30

Less dividends and distributions:

Dividends from net investment income	(0.18)		(0.12)	(0.30)	(0.06)	(0.04)

Distributions from net realized gain on investment transactions	(0.00	) (d)	(0.17)	(0.04)	0	(0.48)

Total dividends and distributions	(0.18)		(0.29)	(0.34)	(0.06)	(0.52)

Net asset value, end of period	$13.65		$13.78	$14.29	$13.95	$12.30

Total return (e)(f)	0.29%		(1.28)%	4.85% (i)	13.99%	2.37%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,712,320		$3,143,494	$3,464,533	$3,418,084	$3,183,118

Average net assets (000 omitted)	$2,913,890		$3,181,790	$3,513,988	$3,258,122	$3,133,499

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.80%		0.80%	0.77%	0.82%	0.99%

Expenses, before waivers/reimbursements (g)(h)	1.13%		1.13%	1.12%	1.12%	1.13%

Net investment income (b)	0.99%		1.09%	0.89%	0.85%	0.28%	(c)

Portfolio turnover rate	22%		20%	42%	49%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	107

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$13.82		$14.33	$14.00	$12.34	$12.55

Income from investment operations:

Investment income, net (a)(b)	0.16		0.17	0.16	0.14	0.06	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.08)		(0.36)	0.54	1.61	0.27

Contributions from affiliates	0		0	0	0.00 (d)	0.00	(d)

Total from investment operations	0.08		(0.19)	0.70	1.75	0.33

Less dividends and distributions:

Dividends from net investment income	(0.21)		(0.15)	(0.33)	(0.09)	(0.06)

Distributions from net realized gain on investment transactions	(0.00	) (d)	(0.17)	(0.04)	0	(0.48)

Total dividends and distributions	(0.21)		(0.32)	(0.37)	(0.09)	(0.54)

Net asset value, end of period	$13.69		$13.82	$14.33	$14.00	$12.34

Total return (e)(f)	0.56%		(1.12)%	5.01% (i)	14.25%	2.61%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$847,108		$1,041,177	$1,119,490	$1,075,867	$985,732

Average net assets (000 omitted)	$935,278		$1,048,726	$1,114,328	$1,020,239	$955,478

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)(h)	0.60%		0.60%	0.57%	0.62%	0.79%

Expenses, before waivers/reimbursements (g)(h)	0.93%		0.93%	0.92%	0.92%	0.93%

Net investment income (b)	1.21%		1.28%	1.09%	1.05%	0.48%	(c)

Portfolio turnover rate	22%		20%	42%	49%	71%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$10.94	$10.96	$11.00	$10.67	$10.22

Income from investment operations:

Investment income, net (a)(b)	0.16	0.21	0.20	0.16	0.12	(c)

Net realized and unrealized gain on investment and foreign currency transactions	0.22	0.17	0.01	0.42	0.48

Contributions from affiliates	0	0.00 (d)	0.00 (d)	0.00 (d)	0

Total from investment operations	0.38	0.38	0.21	0.58	0.60

Less dividends and distributions:

Dividends from net investment income	(0.32)	(0.26)	(0.23)	(0.25)	0

Distributions from net realized gain on investment transactions	(0.04)	(0.14)	(0.02)	0	(0.15)

Total dividends and distributions	(0.36)	(0.40)	(0.25)	(0.25)	(0.15)

Net asset value, end of period	$10.96	$10.94	$10.96	$11.00	$10.67

Total return (e)	3.56%	3.75%	1.93%	5.59%	5.83%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$991,266	$1,024,761	$1,052,414	$1,037,681	$971,463

Average net assets (000 omitted)	$991,542	$1,014,279	$1,055,548	$985,539	$932,575

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.84%	0.83%	0.81%	0.84%	0.85%

Expenses, before waivers/reimbursements (g)	0.87%	0.86%	0.86%	0.87%	0.87%

Net investment income (b)	1.51%	1.95%	1.78%	1.49%	1.19%	(c)

Portfolio turnover rate	74%	67%	116%	115%	105%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$10.97	$10.98	$11.03	$10.69	$10.23

Income from investment operations:

Investment income, net (a)(b)	0.18	0.22	0.21	0.18	0.14	(c)

Net realized and unrealized gain on investment and foreign currency transactions	0.23	0.18	0.01	0.42	0.47

Contributions from affiliates	0	0.00 (d)	0.00 (d)	0.00 (d)	0

Total from investment operations	0.41	0.40	0.22	0.60	0.61

Less dividends and distributions:

Dividends from net investment income	(0.34)	(0.27)	(0.25)	(0.26)	0

Distributions from net realized gain on investment transactions	(0.04)	(0.14)	(0.02)	0	(0.15)

Total dividends and distributions	(0.38)	(0.41)	(0.27)	(0.26)	(0.15)

Net asset value, end of period	$11.00	$10.97	$10.98	$11.03	$10.69

Total return (e)	3.76%	3.97%	2.02%	5.83%	5.92%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$203,349	$218,022	$228,731	$217,317	$242,915

Average net assets (000 omitted)	$209,927	$226,099	$226,777	$228,978	$234,250

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.69%	0.68%	0.66%	0.69%	0.71%

Expenses, before waivers/reimbursements (g)	0.72%	0.71%	0.71%	0.71%	0.72%

Net investment income (b)	1.66%	2.10%	1.93%	1.65%	1.34%	(c)

Portfolio turnover rate	74%	67%	116%	115%	105%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.12	$11.25	$11.50	$11.10	$10.81

Income from investment operations:

Investment income, net (a)(b)	0.19	0.21	0.19	0.17	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.12	(0.03)	0.02	0.50	0.32

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.31	0.18	0.21	0.67	0.45

Less dividends and distributions:

Dividends from net investment income	(0.16)	(0.20)	(0.18)	(0.17)	(0.14)

Distributions from net realized gain on investment transactions	0	(0.11)	(0.28)	(0.10)	(0.02)

Total dividends and distributions	(0.16)	(0.31)	(0.46)	(0.27)	(0.16)

Net asset value, end of period	$11.27	$11.12	$11.25	$11.50	$11.10

Total return (e)	2.93%	1.81%	1.86%	6.23%	4.19%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,140,951	$1,240,530	$1,314,251	$1,299,848	$1,284,948

Average net assets (000 omitted)	$1,191,962	$1,254,989	$1,319,846	$1,271,281	$1,256,664

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.84%	0.83%	0.81%	0.82%	0.82%

Expenses, before waivers/reimbursements (g)	0.84%	0.84%	0.83%	0.84%	0.84%

Net investment income (b)	1.74%	1.89%	1.68%	1.50%	1.20%	(c)

Portfolio turnover rate	8%	12%	22%	22%	41%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.14	$11.27	$11.52	$11.12	$10.83

Income from investment operations:

Investment income, net (a)(b)	0.21	0.22	0.21	0.18	0.15	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	(0.02)	0.02	0.51	0.32

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.34	0.20	0.23	0.69	0.47

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.22)	(0.20)	(0.19)	(0.16)

Distributions from net realized gain on investment transactions	0	(0.11)	(0.28)	(0.10)	(0.02)

Total dividends and distributions	(0.18)	(0.33)	(0.48)	(0.29)	(0.18)

Net asset value, end of period	$11.30	$11.14	$11.27	$11.52	$11.12

Total return (e)	3.04%	1.93%	2.01%	6.38%	4.38%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$521,628	$601,605	$643,676	$632,692	$620,156

Average net assets (000 omitted)	$559,800	$611,585	$646,854	$616,284	$585,731

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.69%	0.68%	0.66%	0.67%	0.67%

Expenses, before waivers/reimbursements (g)	0.69%	0.69%	0.68%	0.69%	0.69%

Net investment income (b)	1.89%	2.03%	1.83%	1.65%	1.35%	(c)

Portfolio turnover rate	8%	12%	22%	22%	41%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.14	$11.29	$11.49	$11.02	$10.80

Income from investment operations:

Investment income, net (a)(b)	0.18	0.19	0.17	0.14	0.11	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.10	(0.03)	0.07	0.52	0.31

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.28	0.16	0.24	0.66	0.42

Less dividends and distributions:

Dividends from net investment income	(0.16)	(0.18)	(0.18)	(0.09)	(0.15)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.26)	(0.10)	(0.05)

Total dividends and distributions	(0.16)	(0.31)	(0.44)	(0.19)	(0.20)

Net asset value, end of period	$11.26	$11.14	$11.29	$11.49	$11.02

Total return (e)	2.48%	1.53%	2.13%	6.13%	3.94%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$315,270	$356,936	$368,640	$359,764	$349,358

Average net assets (000 omitted)	$339,567	$355,345	$366,150	$348,603	$342,317

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.88%	0.86%	0.85%	0.86%	0.87%

Expenses, before waivers/reimbursements (g)	0.88%	0.87%	0.87%	0.87%	0.88%

Net investment income (b)	1.60%	1.75%	1.49%	1.29%	1.02%	(c)

Portfolio turnover rate	13%	14%	28%	23%	33%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.16	$11.31	$11.50	$11.04	$10.82

Income from investment operations:

Investment income, net (a)(b)	0.19	0.21	0.19	0.16	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.11	(0.04)	0.08	0.51	0.31

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.30	0.17	0.27	0.67	0.44

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.19)	(0.20)	(0.11)	(0.17)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.26)	(0.10)	(0.05)

Total dividends and distributions	(0.17)	(0.32)	(0.46)	(0.21)	(0.22)

Net asset value, end of period	$11.29	$11.16	$11.31	$11.50	$11.04

Total return (e)	2.68%	1.65%	2.37% (i)	6.28%	4.13%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$196,312	$209,891	$221,368	$221,485	$204,539

Average net assets (000 omitted)	$203,874	$217,264	$225,633	$207,974	$185,830

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.73%	0.71%	0.70%	0.71%	0.72%

Expenses, before waivers/reimbursements (g)	0.73%	0.72%	0.72%	0.72%	0.73%

Net investment income (b)	1.75%	1.90%	1.64%	1.45%	1.17%	(c)

Portfolio turnover rate	13%	14%	28%	23%	33%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.04	$11.19	$11.43	$10.99	$10.72

Income from investment operations:

Investment income, net (a)(b)	0.18	0.20	0.17	0.15	0.12	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.03)	(0.03)	0.04	0.52	0.34

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.15	0.17	0.21	0.67	0.46

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.19)	(0.18)	(0.11)	(0.16)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.27)	(0.12)	(0.03)

Total dividends and distributions	(0.17)	(0.32)	(0.45)	(0.23)	(0.19)

Net asset value, end of period	$11.02	$11.04	$11.19	$11.43	$10.99

Total return (e)	1.35%	1.67%	1.84%	6.17%	4.21%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$303,111	$335,908	$372,015	$369,475	$360,981

Average net assets (000 omitted)	$317,504	$343,928	$375,576	$362,361	$354,792

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.90%	0.88%	0.86%	0.87%	0.88%

Expenses, before waivers/reimbursements (g)	0.91%	0.89%	0.88%	0.88%	0.89%

Net investment income (b)	1.65%	1.84%	1.54%	1.32%	1.08%	(c)

Portfolio turnover rate	11%	19%	31%	17%	39%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

2020 Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16

Net asset value, beginning of period	$11.06	$11.21	$11.45	$11.02	$10.75

Income from investment operations:

Investment income, net (a)(b)	0.20	0.22	0.19	0.16	0.13	(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.02)	(0.04)	0.04	0.51	0.35

Contributions from affiliates	0	0	0	0.00 (d)	0

Total from investment operations	0.18	0.18	0.23	0.67	0.48

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.20)	(0.20)	(0.12)	(0.18)

Distributions from net realized gain on investment transactions	0	(0.13)	(0.27)	(0.12)	(0.03)

Total dividends and distributions	(0.19)	(0.33)	(0.47)	(0.24)	(0.21)

Net asset value, end of period	$11.05	$11.06	$11.21	$11.45	$11.02

Total return (e)	1.60%	1.79%	1.99%	6.23%	4.49%	(c)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$71,348	$84,996	$85,946	$88,232	$88,167

Average net assets (000 omitted)	$78,103	$81,875	$87,212	$87,691	$78,704

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.75%	0.73%	0.71%	0.72%	0.73%

Expenses, before waivers/reimbursements (g)	0.76%	0.74%	0.73%	0.73%	0.74%

Net investment income (b)	1.80%	1.99%	1.69%	1.47%	1.23%	(c)

Portfolio turnover rate	11%	19%	31%	17%	39%

See Footnote Summary on pages 117–118.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	For the year ended September 30, 2017, the amount includes a refund for overbilling of prior years’ custody out of pocket fees as follows:

PORTFOLIO	NET INVESTMENT INCOME PER SHARE	NET INVESTMENT INCOME RATIO	TOTAL RETURN
Overlay A	$0.0002	0.002%	0.002%
Tax-Aware Overlay A	0.0002	0.002%	0.002%
Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay B	0.0003	0.002%	0.002%
Tax-Aware Overlay C	0.0003	0.003%	0.003%
Tax-Aware Overlay N	0.0003	0.003%	0.003%

(d)	Amount is less than $.005.
(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(g)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 09/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.35%	.34%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.34%	.34%	.36%	.31%	.14%
Overlay B Portfolio	.03%	.05%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.02%	.05%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.03%	.03%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.03%	.03%	.04%	.02%	N/A

Waiver:

	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 09/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio	.34%		.33%	.37%	.31%	.14%
Tax-Aware Overlay A Portfolio	.34%		.33%	.36%	.31%	.14%
Overlay B Portfolio	.03%		.03%	.07%	.02%	N/A
Tax-Aware Overlay B Portfolio	.00%	(d)	.02%	.04%	.02%	N/A
Tax-Aware Overlay C Portfolio	.00%	(d)	.01%	.04%	.03%	N/A
Tax-Aware Overlay N Portfolio	.00%	(d)	.01%	.04%	.02%	N/A

See Notes to Financial Statements.

2020 Annual Report	117

Financial Highlights (continued)

(h)	The expense ratios presented below exclude interest/bank overdraft expense:

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 09/30/18	YEAR ENDED 9/30/17	YEAR ENDED 9/30/16
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.80%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	1.14%	N/A	N/A	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	.60%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	.94%	N/A	N/A	N/A	N/A
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.79%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	1.13%	N/A	N/A	N/A	N/A
Class 2
Expenses, net of waivers/reimbursements	.59%	N/A	N/A	N/A	N/A
Expenses, before waivers/reimbursements	.92%	N/A	N/A	N/A	N/A

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies
Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 15 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIOS	SHARE CLASSES OFFERED

International	International Class*, Class A, Class C and Class Z

Tax-Managed International	Tax-Managed International Class*, Class A, and Class Z

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A, and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the

2020 Annual Report	119

Notes to Financial Statements (continued)

previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are

120	Sanford C. Bernstein Fund, Inc.

generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2020 Annual Report	121

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2020:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$912,761,355	$0	$0	$912,761,355

Investment Companies	767,802,704	0	0	767,802,704
Short-Term Investments:

Investment Companies	92,201,432	0	0	92,201,432

U.S. Treasury Bills	0	3,999,134	0	3,999,134

Total Investments in Securities	1,772,765,491	3,999,134	0	1,776,764,625

Other Financial Instruments (b):
Assets:

Futures	6,536,193	2,928,143	0	9,464,336	(c)

Forward Currency Exchange Contracts	0	7,068,093	0	7,068,093
Liabilities:

Futures	(1,465,622)	(2,631,136)	0	(4,096,758	)(c)

Forward Currency Exchange Contracts	0	(4,487,137)	0	(4,487,137)

Call Options Written	0	(4,566,120)	0	(4,566,120)

Total	$1,777,836,062	$2,310,977	$0	$1,780,147,039

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$1,863,329,014	$0	$0	$1,863,329,014

Investment Companies	1,577,835,192	0	0	1,577,835,192
Short-Term Investments:

Investment Companies	108,531,696	0	0	108,531,696

U.S. Treasury Bills	0	10,499,239	0	10,499,239

Total Investments in Securities	3,549,695,902	10,499,239	0	3,560,195,141

Other Financial Instruments (b):
Assets:

Futures	10,744,801	5,903,194	0	16,647,995	(c)

Forward Currency Exchange Contracts	0	14,240,249	0	14,240,249
Liabilities:

Futures	(4,305,040)	(5,106,098)	0	(9,411,138	)(c)

Forward Currency Exchange Contracts	0	(9,029,622)	0	(9,029,622)

Call Options Written	0	(9,171,602)	0	(9,171,602)

Total	$3,556,135,663	$7,335,360	$0	$3,563,471,023

122	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Inflation-Linked Securities	$0	$316,825,963	$0	$316,825,963

Corporates—Investment Grade	0	255,843,609	0	255,843,609

Governments—Treasuries	0	211,831,485	0	211,831,485

Mortgage Pass-Throughs	0	64,713,196	0	64,713,196

Commercial Mortgage-Backed Securities	0	62,949,155	0	62,949,155

Collateralized Mortgage Obligations	0	45,978,218	0	45,978,218

Investment Companies	38,200,052	0	0	38,200,052

Quasi-Sovereigns	0	32,792,674	0	32,792,674

Corporates—Non-Investment Grade	0	28,257,072	0	28,257,072

Emerging Markets—Treasuries	0	15,865,527	0	15,865,527

Asset-Backed Securities	0	13,746,385	0	13,746,385

Collateralized Loan Obligations	0	12,859,744	0	12,859,744

Governments—Sovereign Bonds	0	10,359,875	0	10,359,875

Covered Bonds	0	9,626,269	0	9,626,269

Emerging Markets—Corporate Bonds	0	6,413,424	0	6,413,424

Emerging Markets—Sovereigns	0	5,665,747	0	5,665,747

Local Governments—US Municipal Bonds	0	2,406,058	0	2,406,058

Agencies	0	1,855,470	0	1,855,470

Governments—Sovereign Agencies	0	1,760,416	0	1,760,416

Local Governments—Provincial Bonds	0	954,386	0	954,386

Supranationals	0	674,574	0	674,574

Options Purchased—Puts	0	190,222	0	190,222
Short-Term Investments:

Investment Companies	41,074,896	0	0	41,074,896

Governments—Treasuries	0	13,717,995	0	13,717,995

U.S. Treasury Bills	0	1,054,997	0	1,054,997

Short-Term Municipal Notes	0	174,085	0	174,085

Total Investments in Securities	79,274,948	1,116,516,546	0	1,195,791,494

Other Financial Instruments (b):
Assets:

Futures	1,022,562	961,624	0	1,984,186	(c)

Forward Currency Exchange Contracts	0	3,895,563	0	3,895,563

Centrally Cleared Credit Default Swaps	0	764,190	0	764,190	(c)

Centrally Cleared Inflation (CPI) Swaps	0	278,989	0	278,989	(c)

Centrally Cleared Interest Rate Swaps	0	1,054,052	0	1,054,052	(c)

Credit Default Swaps	0	4,079,262	0	4,079,262

Liabilities:

Futures	(2,977,736)	(2,114,667)	0	(5,092,403	)(c)

Forward Currency Exchange Contracts	0	(3,573,631)	0	(3,573,631)

Call Options Written	0	(1,392,889)	0	(1,392,889)

Credit Default Swaptions Written	0	(1,488,958)	0	(1,488,958)

Interest Rate Swaptions	0	(617)	0	(617)

Centrally Cleared Credit Default Swaps	0	(2,075,751)	0	(2,075,751	)(c)

Centrally Cleared Inflation (CPI) Swaps	0	(129,938)	0	(129,938	)(c)

Centrally Cleared Interest Rate Swaps	0	(3,122,988)	0	(3,122,988	)(c)

Credit Default Swaps	0	(8,881,370)	0	(8,881,370)

Total Return Swaps	0	(171,091)	0	(171,091)

Total	$77,319,774	$1,104,598,326	$0	$1,181,918,100	(d)

2020 Annual Report	123

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,178,338,534	$0	$1,178,338,534

Investment Companies	391,471,906	0	0	391,471,906

Governments—Treasuries	0	10,914,374	0	10,914,374

Collateralized Mortgage Obligations	0	10,217,496	0	10,217,496
Short-Term Investments:

U.S. Treasury Bills	0	48,996,736	0	48,996,736

Investment Companies	14,382,200	0	0	14,382,200

Total Investments in Securities	405,854,106	1,248,467,140	0	1,654,321,246

Other Financial Instruments (b):

Assets:

Futures	1,788,618	1,378,895	0	3,167,513	(c)

Forward Currency Exchange Contracts	0	2,431,146	0	2,431,146

Centrally Cleared Inflation (CPI) Swaps	0	2,528,952	0	2,528,952	(c)

Centrally Cleared Interest Rate Swaps	0	4,301,652	0	4,301,652	(c)

Inflation (CPI) Swaps	0	351,812	0	351,812

Liabilities:

Futures	(1,147,913)	(2,822,076)	0	(3,969,989	)(c)

Forward Currency Exchange Contracts	0	(1,617,828)	0	(1,617,828)

Call Options Written	0	(1,613,887)	0	(1,613,887)

Credit Default Swaps	0	(1,339,281)	0	(1,339,281)

Inflation (CPI) Swaps	0	(9,134,688)	0	(9,134,688)

Interest Rate Swaps	0	(1,405,817)	0	(1,405,817)

Total	$406,494,811	$1,241,526,020	$0	$1,648,020,831

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$351,242,754	$0	$351,242,754

Short-Term Municipal Notes	0	10,633,958	0	10,633,958

Investment Companies	123,276,320	0	0	123,276,320

Governments—Treasuries	0	8,007,906	0	8,007,906
Collateralized Mortgage Obligations	0	1,305,498	0	1,305,498
Short-Term Investments:

Investment Companies	9,214,439	0	0	9,214,439

U.S. Treasury Bills	0	4,999,562	0	4,999,562

Total Investments in Securities	132,490,759	376,189,678	0	508,680,437

Other Financial Instruments (b):

Assets:

Futures	181,717	440,404	0	622,121	(c)

Forward Currency Exchange Contracts	0	755,544	0	755,544

Centrally Cleared Inflation (CPI) Swaps	0	798,486	0	798,486	(c)

Centrally Cleared Interest Rate Swaps	0	1,900,996	0	1,900,996	(c)

Inflation (CPI) Swaps	0	100,914	0	100,914

124	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Liabilities:

Futures	$(448,574)	$(920,747)	$0	$(1,369,321	)(c)

Forward Currency Exchange Contracts	0	(501,958)	0	(501,958)

Call Options Written	0	(511,720)	0	(511,720)

Credit Default Swaps	0	(485,343)	0	(485,343)

Inflation (CPI) Swaps	0	(2,513,389)	0	(2,513,389)

Interest Rate Swaps	0	(430,088)	0	(430,088)

Total	$132,223,902	$374,822,777	$0	$507,046,679

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$250,305,579	$0	$250,305,579

Short-Term Municipal Notes	0	8,089,837	0	8,089,837

Investment Companies	94,896,631	0	0	94,896,631

Governments—Treasuries	0	5,353,786	0	5,353,786
Collateralized Mortgage Obligations	0	675,356	0	675,356
Short-Term Investments:

Investment Companies	7,124,932	0	0	7,124,932

U.S. Treasury Bills	0	4,999,563	0	4,999,563

Total Investments in Securities	102,021,563	269,424,121	0	371,445,684

Other Financial Instruments (b):

Assets:

Futures	442,547	304,901	0	747,448	(c)

Forward Currency Exchange Contracts	0	547,731	0	547,731

Centrally Cleared Inflation (CPI) Swaps	0	557,127	0	557,127	(c)

Centrally Cleared Interest Rate Swaps	0	1,017,338	0	1,017,338	(c)

Inflation (CPI) Swaps	0	79,012	0	79,012

Liabilities:

Futures	(212,812)	(627,621)	0	(840,433	)(c)

Forward Currency Exchange Contracts	0	(363,638)	0	(363,638)

Call Options Written	0	(354,268)	0	(354,268)

Credit Default Swaps	0	(391,943)	0	(391,943)

Inflation (CPI) Swaps	0	(1,918,688)	0	(1,918,688)

Interest Rate Swaps	0	(320,170)	0	(320,170)

Total	$102,251,298	$267,953,902	$0	$370,205,200

(a)	See Schedule of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

(d)

Amounts of $7,332,491 and $5,929,009 for Asset-Backed Securities and Collateralized Loan Obligations, respectively, were transferred out of Level 3 into Level 2 as improved transparency of price inputs received from pricing vendors has increased the observability during the reporting period.

2020 Annual Report	125

Notes to Financial Statements (continued)

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2010. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2020, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

126	Sanford C. Bernstein Fund, Inc.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. As of September 30, 2020, there were no permanent differences on each Portfolio.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2021 and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2020, such reimbursements/waivers amounted to $20,033 for the Tax-Aware Overlay N Portfolio.

2020 Annual Report	127

Notes to Financial Statements (continued)

During the year ended September 30, 2019, the Adviser reimbursed the Overlay A and Overlay B Portfolios $124,260 and $4,165, respectively, for trading losses incurred due to trade entry errors.

During the second quarter of 2018, AXA S.A. (“AXA”), a French holding company for the AXA Group, completed the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (now named Equitable Holdings, Inc.) (“Equitable”), through an initial public offering. Equitable is the holding company for a diverse group of financial services companies, including an approximate 65% economic interest in the Adviser and a 100% interest in AllianceBernstein Corporation, the general partner of the Adviser. Since the initial sale, AXA has completed additional offerings, most recently during the fourth quarter of 2019. As a result, AXA currently owns less than 10% of the outstanding shares of common stock of Equitable, and no longer owns a controlling interest in Equitable. AXA previously announced its intention to sell its entire interest in Equitable over time, subject to market conditions and other factors (the “Plan”). Most of AXA’s remaining Equitable shares are to be delivered on redemption of AXA bonds mandatorily exchangeable into Equitable shares and maturing in May 2021. AXA retains sole discretion to determine the timing of any future sales of its remaining shares of Equitable common stock.

Sales under the Plan that were completed on November 13, 2019 resulted in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and may have been deemed to have been an “assignment” causing a termination of the Portfolios’ investment advisory and administration agreements. In order to ensure that investment advisory and administration services could continue uninterrupted in the event of a Change of Control Event, the Board previously approved new investment advisory and administration agreements with the Adviser, and shareholders of the Portfolios subsequently approved the new investment advisory agreement. These agreements became effective on November 13, 2019.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2021. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

128	Sanford C. Bernstein Fund, Inc.

For the year ended September 30, 2020, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$42,207

Tax-Aware Overlay A	60,545

Overlay B	33,313

Tax-Aware Overlay B	40,829

Tax-Aware Overlay C	16,524

Tax-Aware Overlay N	15,168

AMRR	AMOUNT
Overlay A	$948,300

Tax-Aware Overlay A	1,862,178

Overlay B	289,097

Tax-Aware Overlay B	0

Tax-Aware Overlay C	0

Tax-Aware Overlay N	0

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, Sanford C. Bernstein Fund, Inc.—International Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Tax-Managed International Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2021, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2020, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - TAXMANAGED INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - INTERNATIONAL PORTFOLIO CLASS Z	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z

Overlay A	$0	$1,382,368	$409,663	$2,290,207	$938,841	$365,311

Tax-Aware Overlay A	2,730,959	0	853,906	4,756,792	1,947,898	751,947

2020 Annual Report	129

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2020 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$18,419	$1,156,403	$1,082,621	$0	$0	$92,201	$162	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	133,149	2,895	0	0	(10,740)	125,304	2,895	0

Bernstein Fund, Inc.: International Small Cap Portfolio	88,767	1,866	0	0	(170)	90,463	1,866	0

International Strategic Equities Portfolio	303,226	6,619	0	0	(486)	309,359	6,619	0

Small Cap Core Portfolio	44,196	226	18,087	(338)	(1,044)	24,953	226	0

Sanford C. Bernstein Fund, Inc.— AB Emerging Markets Portfolio	38,589	750	0	0	1,693	41,032	750	0

AB International Portfolio	169,319	3,365	0	0	4,008	176,692	3,365	0

Total				$(338)	$(6,739)	$860,004	$15,883	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$125,723	$2,007,786	$2,024,977	$0	$0	$108,532	$424	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	261,465	5,685	0	0	(21,090)	246,060	5,685	0

Bernstein Fund, Inc.: International Small Cap Portfolio	184,172	3,873	0	0	(354)	187,691	3,872	0

International Strategic Equities Portfolio	629,804	13,749	0	0	(1,009)	642,544	13,749	0

130	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Small Cap Core Portfolio	$91,019	$465	$39,108	$(590)	$(2,226)	$49,560	$465	$0

Sanford C. Bernstein Fund, Inc.— AB Emerging Markets Portfolio	80,435	1,563	0	0	3,529	85,527	1,563	0

AB Tax-Managed International Portfolio	352,034	5,973	0	0	8,446	366,453	5,973	0

Total				$(590)	$(12,704)	$1,686,367	$31,731	$0

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$48,266	$502,400	$509,591	$0	$0	$41,075	$305	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	40,592	882	0	0	(3,274)	38,200	883	0

Total				$0	$(3,274)	$79,275	$1,188	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$31,325	$620,897	$637,840	$14,382	$400

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$5,516	$244,434	$240,736	$9,214	$131

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/19 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/20 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$5,347	$175,184	$173,406	$7,125	$106

2020 Annual Report	131

Notes to Financial Statements (continued)

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2020, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$395,839,544	$0	$754,877,261	$0

Tax-Aware Overlay A	818,517,094	0	1,579,654,885	0

Overlay B	537,629,789	314,843,247	541,818,378	332,395,254

Tax-Aware Overlay B	124,536,983	10,368,894	319,272,024	2,442,000

Tax-Aware Overlay C	49,951,808	15,616,115	90,996,820	9,143,347

Tax-Aware Overlay N	36,459,616	4,299,788	82,292,757	4,876,276

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Overlay A	$1,467,100,962	$388,609,255	$(74,801,649)	$313,807,606

Tax-Aware Overlay A	2,771,686,493	880,916,007	(86,554,104)	794,361,903

Overlay B	1,147,023,828	96,576,805	(48,614,522)	47,962,283

Tax-Aware Overlay B	1,498,138,305	171,985,778	(18,288,970)	153,696,808

Tax-Aware Overlay C	455,285,921	57,391,883	(3,845,270)	53,546,613

Tax-Aware Overlay N	337,786,960	39,772,874	(6,571,407)	33,201,467

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

132	Sanford C. Bernstein Fund, Inc.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2020, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2020, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received

2020 Annual Report	133

Notes to Financial Statements (continued)

is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

A Portfolio may also invest in options on swap agreements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return on a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended September 30, 2020, the Portfolios held purchased options for hedging and non-hedging purposes. During the year ended September 30, 2020, the Portfolios held written options for hedging and non-hedging purposes.

During the year ended September 30, 2020, the Overlay B Portfolio held purchased swaptions for hedging and non-hedging purposes. During the year ended September 30, 2020, the Overlay B Portfolio held written swaptions for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks

134	Sanford C. Bernstein Fund, Inc.

may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2020, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2020, the the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

2020 Annual Report	135

Notes to Financial Statements (continued)

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2020, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2020, the Overlay B Portfolio held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2020, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,930,827	*	Receivable/Payable for variation margin on futures	$1,412,760	*

Equity contracts	Receivable/Payable for variation margin on futures	7,533,509	*	Receivable/Payable for variation margin on futures	2,683,998	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	7,068,093		Unrealized depreciation on forward currency exchange contracts	4,487,137

Equity contracts				Options written, at value	4,566,120

Total		$16,532,429			$13,150,015

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

136	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$12,278,429	$2,359,307

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(157,806,189)	1,727,516

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,611,101	5,863,368

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	1,201,725	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(925,452)	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	6,707,722	(58,729)

Total		$(135,932,664)	$9,891,462

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,384,465	*	Receivable/Payable for variation margin on futures	$3,942,945	*

Equity contracts	Receivable/Payable for variation margin on futures	15,263,530	*	Receivable/Payable for variation margin on futures	5,468,193	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	14,240,249		Unrealized depreciation on forward currency exchange contracts	9,029,622

Equity contracts				Options written, at value	9,171,602

Total		$30,888,244			$27,612,362

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2020 Annual Report	137

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$49,876,604	$1,616,515

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(328,306,191)	3,836,688

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	2,909,151	12,247,378

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	2,541,762	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(1,912,903)	0

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	14,067,007	(117,310)

Total		$(260,824,570)	$17,583,271

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$437,545	*	Receivable/Payable for variation margin on futures	$529,059	*

Equity contracts	Receivable/Payable for variation margin on futures	1,546,641	*	Receivable/Payable for variation margin on futures	4,563,344	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	689,790	*	Receivable/Payable for variation margin on centrally cleared swaps	490,734	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,332,728	*	Receivable/Payable for variation margin on centrally cleared swaps	3,309,943	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,895,563		Unrealized depreciation on forward currency exchange contracts	3,573,631

Interest rate contracts	Investments in securities at value	190,222

Interest rate contracts				Swaptions written, at value	617

Credit contracts				Swaptions written, at value	1,488,958

Equity contracts				Options written, at value	1,392,889

138	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Market value on credit default swaps	$4,079,262	Market value on credit default swaps	$8,881,370

Credit contracts			Unrealized depreciation on total return swaps	171,091

Total		$12,171,751		$24,401,636

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(3,821,898)	$2,083,377

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	5,972,642	(1,653,278)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(3,387,225)	(1,912,673)

Interest rate contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(416,991)	4,171

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	279,736	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(8,897)	185,830

Interest rate contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	614,434	178,520

Credit contracts	Net realized gain (loss) on swaptions written; Net change in unrealized appreciation/depreciation of swaptions written	0	(56,738)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,977,838)	172,163

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,574,055	(4,723,557)

Total		$(1,171,982)	$(5,722,185)

2020 Annual Report	139

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$168,132	*	Receivable/Payable for variation margin on futures	$505,131	*

Equity contracts	Receivable/Payable for variation margin on futures	2,999,381	*	Receivable/Payable for variation margin on futures	3,464,858	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	6,830,604	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	2,431,146		Unrealized depreciation on forward currency exchange contracts	1,617,828

Equity contracts				Options written, at value	1,613,887

Interest rate contracts	Unrealized appreciation on inflation swaps	351,812		Unrealized depreciation on inflation swaps	9,134,688

Interest rate contracts				Unrealized depreciation on interest rate swaps	1,405,817

Credit contracts				Market value on credit default swaps	1,339,281

Total				$12,781,075	$19,081,490

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$9,549,503	$2,011,269

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(46,216,823)	9,136

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	1,801,709	3,414,262

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	418,048	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(345,785)	0

140	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,502,941)	$5,456,314

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,485,747	(1,030,806)

Total		$(36,810,542)	$9,860,175

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$52,359	*	Receivable/Payable for variation margin on futures	$156,800	*

Equity contracts	Receivable/Payable for variation margin on futures	569,762	*	Receivable/Payable for variation margin on futures	1,212,521	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,699,482	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	755,544		Unrealized depreciation on forward currency exchange contracts	501,958

Equity contracts				Options written, at value	511,720

Interest rate contracts	Unrealized appreciation on inflation swaps	100,914		Unrealized depreciation on inflation swaps	2,513,389

Interest rate contracts				Unrealized depreciation on interest rate swaps	430,088

Credit contracts				Market value on credit default swaps	485,343

Total		$4,178,061			$5,811,819

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,048,464	$614,387

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(16,255,260)	(554,625)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	335,993	1,101,021

2020 Annual Report	141

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$127,412	$0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(111,401)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,777,466)	1,935,759

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	783,809	(372,414)

Total		$(13,848,449)	$2,724,128

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$38,118	*	Receivable/Payable for variation margin on futures	$114,688	*

Equity contracts	Receivable/Payable for variation margin on futures	709,330	*	Receivable/Payable for variation margin on futures	725,745	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	1,574,465	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	547,731		Unrealized depreciation on forward currency exchange contracts	363,638

Equity contracts				Options written, at value	354,268

Interest rate contracts	Unrealized appreciation on inflation swaps	79,012		Unrealized depreciation on inflation swaps	1,918,688

Interest rate contracts				Unrealized depreciation on interest rate swaps	320,170

Credit contracts				Market value on credit default swaps	391,943

Total				$2,948,656	$4,189,140

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

142	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$2,093,388	$457,579

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(11,878,134)	173,731

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	194,422	778,601

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	94,196	0

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(76,331)	0

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,139,805)	1,110,012

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	569,782	(300,344)

Total		$(10,142,482)	$2,219,579

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2020:

OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$841,109,386

Average notional amount of sale contracts	$561,438,512

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$569,228,128

Average principal amount of sale contracts	$476,303,828

Purchased Options:

Average notional amount	$461,890,000	(a)

Written Options:

Average notional amount	$390,830,000	(b)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$21,825,540	(a)

Average notional amount of sale contracts	$102,376,928	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

2020 Annual Report	143

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO

Futures:

Average notional amount of buy contracts	$1,583,189,499

Average notional amount of sale contracts	$1,150,676,146

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,173,939,421

Average principal amount of sale contracts	$984,883,068

Purchased Options:

Average notional amount	$978,690,000	(a)

Written Options:

Average notional amount	$795,511,000	(b)

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$46,129,050	(a)

Average notional amount of sale contracts	$215,210,579	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$717,967,388

Average notional amount of sale contracts	$251,332,268

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$284,705,482

Average principal amount of sale contracts	$410,245,267

Purchased Options:

Average notional amount	$106,590,000	(a)

Purchased Swaptions:

Average notional amount	$12,348,571	(b)

Written Options:

Average notional amount	$94,787,887	(c)

Written Swaptions:

Average notional amount	$39,564,865	(b)

Inflation Swaps:

Average notional amount	$2,350,000	(d)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$181,145,734

Centrally Cleared Inflation Swaps:

Average notional amount	$61,184,615

Credit Default Swaps:

Average notional amount of buy contracts	$10,140,231

Average notional amount of sale contracts	$34,779,154

144	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$69,159,573

Average notional amount of sale contracts	$29,229,993	(e)

Total Return Swaps:

Average notional amount	$19,126,667	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for five months during the year.

(e)	Positions were open for ten months during the year.

TAX-AWARE OVERLAY B PORTFOLIO

Futures:

Average notional amount of buy contracts	$536,152,042

Average notional amount of sale contracts	$121,633,231

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$259,986,145

Average principal amount of sale contracts	$134,183,964

Purchased Options:

Average notional amount	$161,500,000	(a)

Written Options:

Average notional amount	$141,619,000	(b)

Interest Rate Swaps:

Average notional amount	$24,940,000

Inflation Swaps:

Average notional amount	$405,381,615

Centrally Cleared Interest Rate Swaps:

Average notional amount	$154,064,615

Centrally Cleared Inflation Swaps:

Average notional amount	$71,600,154

Credit Default Swaps:

Average notional amount of sale contracts	$4,015,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$7,605,180	(a)

Average notional amount of sale contracts	$35,981,086	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

2020 Annual Report	145

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO

Futures:

Average notional amount of buy contracts	$164,125,153

Average notional amount of sale contracts	$37,685,247

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$83,321,409

Average principal amount of sale contracts	$41,389,744

Purchased Options:

Average notional amount	$48,450,000	(a)

Written Options:

Average notional amount	$45,491,000	(b)

Interest Rate Swaps:

Average notional amount	$7,630,000

Inflation Swaps:

Average notional amount	$118,790,846

Centrally Cleared Interest Rate Swaps:

Average notional amount	$36,317,692

Centrally Cleared Inflation Swaps:

Average notional amount	$21,735,077

Credit Default Swaps:

Average notional amount of sale contracts	$1,455,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$2,345,310	(a)

Average notional amount of sale contracts	$11,219,891	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

TAX-AWARE OVERLAY N PORTFOLIO

Futures:

Average notional amount of buy contracts	$120,018,935

Average notional amount of sale contracts	$24,635,034

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$58,876,734

Average principal amount of sale contracts	$30,367,755

Purchased Options:

Average notional amount	$35,530,000	(a)

Written Options:

Average notional amount	$30,909,000	(b)

Interest Rate Swaps:

Average notional amount	$5,680,000

146	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO

Inflation Swaps:

Average notional amount	$89,159,615

Centrally Cleared Interest Rate Swaps:

Average notional amount	$32,092,308

Centrally Cleared Inflation Swaps:

Average notional amount	$16,304,538

Credit Default Swaps:

Average notional amount of sale contracts	$1,175,000

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$1,736,460	(a)

Average notional amount of sale contracts	$8,138,874	(c)

(a)	Positions were open for one month during the year.

(b)	Positions were open for two months during the year.

(c)	Positions were open for seven months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2020. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS
Bank of America, NA	$72,158	$0	$0	$0	$72,158

BNP Paribas SA	163,402	(163,402)	0	0	0

Citibank, NA	657,562	(48,607)	0	0	608,955

Credit Suisse International	2,820,609	(2,820,609)	0	0	0

Goldman Sachs Bank USA	6,065	0	0	0	6,065

HSBC Bank USA	437,336	(263,896)	0	0	173,440

JPMorgan Chase Bank, NA	2,038,824	(623,845)	0	0	1,414,979

Morgan Stanley & Co., Inc.	544,814	(544,814)	0	0	0

UBS AG	327,323	0	0	0	327,323

Total	$7,068,093	$(4,465,173)	$0	$0	$2,602,920	^

2020 Annual Report	147

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES
BNP Paribas SA	$2,172,381	$(163,402)	$0	$0	$2,008,979

Citibank, NA	48,607	(48,607)	0	0	0

Credit Suisse International	5,149,382	(2,820,609)	0	0	2,328,773

HSBC Bank USA	263,896	(263,896)	0	0	0

JPMorgan Chase Bank, NA	623,845	(623,845)	0	0	0

Morgan Stanley & Co., Inc.	795,146	(544,814)	0	0	250,332

Total	$9,053,257	$(4,465,173)	$0	$0	$4,588,084	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS
Bank of America, NA	$154,378	$0	$0	$0	$154,378

BNP Paribas SA	334,856	(334,856)	0	0	0

Citibank, NA	1,332,107	(94,717)	0	0	1,237,390

Credit Suisse International	5,652,470	(5,652,470)	0	0	0

Goldman Sachs Bank USA	12,267	0	0	0	12,267

HSBC Bank USA	874,788	(522,683)	0	0	352,105

JPMorgan Chase Bank, NA	4,091,840	(1,261,527)	0	0	2,830,313

Morgan Stanley & Co., Inc.	1,114,733	(1,114,733)	0	0	0

UBS AG	672,810	0	0	0	672,810

Total	$14,240,249	$(8,980,986)	$0	$0	$5,259,263	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES
BNP Paribas SA	$4,374,786	$(334,856)	$0	$0	$4,039,930

Citibank, NA	94,717	(94,717)	0	0	0

Credit Suisse International	10,346,309	(5,652,470)	0	0	4,693,839

HSBC Bank USA	522,683	(522,683)	0	0	0

JPMorgan Chase Bank, NA	1,261,527	(1,261,527)	0	0	0

Morgan Stanley & Co., Inc.	1,601,202	(1,114,733)	0	0	486,469

Total	$18,201,224	$(8,980,986)	$0	$0	$9,220,238	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

148	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$490,874	$(490,874)	$0	$0	$0

Barclays Bank PLC	67,431	(67,431)	0	0	0

BNP Paribas SA	108,372	(108,372)	0	0	0

Citibank, NA	117,927	(117,927)	0	0	0

Citigroup Global Markets, Inc.	3,479,984	(2,963,837)	(279,000)	0	237,147

Credit Suisse International	819,812	(819,812)	0	0	0

Deutsche Bank AG	5,535	(5,535)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	771,888	(771,888)	0	0	0

HSBC Bank USA	429,654	(252,202)	0	0	177,452

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	825,270	(825,270)	0	0	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	723,485	(723,485)	0	0	0

Standard Chartered Bank	258,237	(172,779)	0	0	85,458

State Street Bank & Trust Co.	55,427	(55,427)	0	0	0

UBS AG	11,151	(11,151)	0	0	0

Total	$8,165,047	$(7,385,990)	$(279,000)	$0	$500,057	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$53,070	$0	$0	$0	$53,070

Bank of America, NA	765,875	(490,874)	0	(275,001)	0

Barclays Bank PLC	190,454	(67,431)	0	(72,281)	50,742

BNP Paribas SA	618,358	(108,372)	0	0	509,986

Brown Brothers Harriman & Co.	2,930	0	0	0	2,930

Citibank, NA	929,334	(117,927)	0	0	811,407

Citigroup Global Markets, Inc.	2,963,837	(2,963,837)	0	0	0

Credit Suisse International	2,418,436	(819,812)	0	(1,031,199)	567,425

Deutsche Bank AG	1,373,530	(5,535)		(1,367,995)	0

Goldman Sachs Bank USA/Goldman Sachs International	2,201,288	(771,888)	0	(1,429,400)	0

HSBC Bank USA	252,202	(252,202)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	1,739,617	(825,270)	0	(914,347)	0

Morgan Stanley & Co. International PLC/Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	1,454,517	(723,485)	0	(731,032)	0

Standard Chartered Bank	172,779	(172,779)	0	0	0

State Street Bank & Trust Co.	166,115	(55,427)	0	0	110,688

UBS AG	206,214	(11,151)	0	0	195,063

Total	$15,508,556	$(7,385,990)	$0	$(5,821,255)	$2,301,311	^

2020 Annual Report	149

Notes to Financial Statements (continued)

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$30,608	$0	$0	$0	$30,608

BNP Paribas SA	61,191	(61,191)	0	0	0

Citibank, NA	455,038	(455,038)	0	0	0

Credit Suisse International	966,449	(966,449)	0	0	0

Goldman Sachs Bank USA/ Goldman Sachs International	2,254	(2,254)	0	0	0

HSBC Bank USA	209,712	0	0	0	209,712

JPMorgan Chase Bank, NA	820,309	(820,309)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	223,506	(223,506)	0	0	0

UBS AG	13,891	0	0	0	13,891

Total	$2,782,958	$(2,528,747)	$0	$0	$254,211	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$4,316,298	$0	$0	$(4,316,298)	$0

BNP Paribas SA	777,168	(61,191)	0	0	715,977

Citibank, NA	3,502,036	(455,038)	(3,046,998)	0	0

Citigroup Global Markets, Inc.	480,693	0	(388,000)	0	92,693

Credit Suisse International	2,392,561	(966,449)	0	(543,073)	883,039

Deutsche Bank AG	132,235	0	0	(132,235)	0

Goldman Sachs Bank USA/ Goldman Sachs International	287,882	(2,254)	0	(274,986)	10,642

JPMorgan Chase Bank, NA	2,333,778	(820,309)	0	(1,513,469)	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	888,850	(223,506)	0	(665,344)	0

Total	$15,111,501	$(2,528,747)	$(3,434,998)	$(7,445,405)	$1,702,351	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

150	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$9,189	$0	$0	$0	$9,189

BNP Paribas SA	18,996	(18,996)	0	0	0

Citibank, NA	126,896	(126,896)	0	0	0

Credit Suisse International	302,050	(302,050)	0	0	0

Goldman Sachs Bank USA/ Goldman Sachs International	700	(700)	0	0	0

HSBC Bank USA	68,433	0	0	0	68,433

JPMorgan Chase Bank, NA	259,018	(259,018)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	71,176	(71,176)	0	0	0

Total	$856,458	$(778,836)	$0	$0	$77,622	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$1,019,963	$0	$0	$(1,019,963)	$0

BNP Paribas SA	239,003	(18,996)	0	0	220,007

Citibank, NA	970,555	(126,896)	0	(843,659)	0

Citigroup Global Markets, Inc.	53,374	0	0	0	53,374

Credit Suisse International	881,138	(302,050)	0	(303,875)	275,213

Deutsche Bank AG	52,894	0	0	0	52,894

Goldman Sachs Bank USA/ Goldman Sachs International	126,428	(700)	0	0	125,728

JPMorgan Chase Bank, NA	581,132	(259,018)	0	(322,114)	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	517,906	(71,176)	0	(418,763)	27,967

State Street Bank & Trust Co.	105	0	0	0	105

Total	$4,442,498	$(778,836)	$0	$(2,908,374)	$755,288	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2020 Annual Report	151

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$6,636	$0	$0	$0	$6,636

BNP Paribas SA	13,598	(13,598)	0	0	0

Citibank, NA	98,410	(98,410)	0	0	0

Credit Suisse International	216,467	(216,467)	0	0	0

Goldman Sachs Bank USA/ Goldman Sachs International	503	(503)	0	0	0

HSBC Bank USA	47,541	0	0	0	47,541

JPMorgan Chase Bank, NA	182,908	(182,908)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	49,143	(49,143)	0	0	0

State Street Bank & Trust Co.	11,537	(11,537)	0	0	0

Total	$626,743	$(572,566)	$0	$0	$54,177	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$857,224	$0	$0	$(857,224)	$0

BNP Paribas SA	172,903	(13,598)	0	0	159,305

Citibank, NA	742,809	(98,410)	(644,399)	0	0

Citigroup Global Markets, Inc.	43,031	0	0	0	43,031

Credit Suisse International	647,707	(216,467)	(250,000)	0	181,240

Deutsche Bank AG	52,894	0	(52,894)	0	0

Goldman Sachs Bank USA/ Goldman Sachs International	102,077	(503)	0	0	101,574

JPMorgan Chase Bank, NA	489,715	(182,908)	(306,807)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	220,748	(49,143)	(171,605)	0	0

State Street Bank & Trust Co.	19,599	(11,537)	0	0	8,062

Total	$3,348,707	$(572,566)	$(1,425,705)	$(857,224)	$493,212	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2020 and September 30, 2019 were as follows:

PORTFOLIO	2020	2019
Overlay A

Distributions paid from:

Ordinary income	$22,505,099	$21,093,519

Long-term capital gains	4,970,026	45,307,130

Total distributions paid	$27,475,125	$66,400,649

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$53,912,765	$43,993,489

Long-term capital gains	1,141,193	49,726,586

Total distributions paid	$55,053,958	$93,720,075

Overlay B

Distributions paid from:

Ordinary income	$41,357,860	$45,406,425

Long-term capital gains	0	512,267

Total distributions paid	$41,357,860	$45,918,692

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$7,744,728	$24,847,095

Long-term capital gains	0	2,592,439

Total taxable distributions	7,744,728	27,439,534

Tax exempt distributions	19,963,141	26,971,666

Total distributions paid	$27,707,869	$54,411,200

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$2,444,068	$6,624,803

Long-term capital gains	0	2,822,085

Total taxable distributions	2,444,068	9,446,888

Tax exempt distributions	5,643,683	6,629,473

Total distributions paid	$8,087,751	$16,076,361

2020 Annual Report	153

Notes to Financial Statements (continued)

PORTFOLIO	2020	2019
Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$2,247,485	$5,555,885

Long-term capital gains	0	1,438,981

Total taxable distributions	2,247,485	6,994,866

Tax exempt distributions	4,333,320	5,474,752

Total distributions paid	$6,580,805	$12,469,618

As of September 30, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$13,788,168	$0	$(17,113,741)	$313,810,795	$310,485,222
Tax-Aware Overlay A	6,392,252	0	(37,239,095)	794,355,494	763,508,651
Overlay B	25,508,692	5,134,169	(11,722,105)	47,669,274	66,590,030
Tax-Aware Overlay B	32,200,100	0	(63,985,171)	153,755,876	121,970,805
Tax-Aware Overlay C	9,571,200	0	(28,104,427)	53,570,517	35,037,290

Tax-Aware Overlay N	6,640,395	0	(18,502,874)	33,221,301	21,358,822

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$23,306,046

Tax-Aware Overlay C	6,468,256

Tax-Aware Overlay N	4,857,867

(b)

As of September 30, 2020 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2020 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $2,164,703, $3,619,914, $11,722,105, $57,375,036, $20,614,390, and $11,576,569 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of Treasury inflation-protected securities.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, the accrual of foreign capital gains tax and the tax treatment of interest on defaulted securities.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2020, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Overlay A	$14,949,038	$0
Tax-Aware Overlay A	33,619,181	0
Tax-Aware Overlay B	6,610,135	0
Tax-Aware Overlay C	7,490,037	0

Tax-Aware Overlay N	6,448,071	479,234

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NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock and bond prices in general or in particular countries or sectors may decline over short or extended periods. In the past decade, financial markets in the United States, Europe and elsewhere have experienced increased volatility, decreased liquidity and heightened uncertainty. These market conditions may recur from time to time and have an adverse impact on various securities market. Certain government and central banks have provided significant support to financial markets, including by buying stocks and through other market interventions. Further governmental or central bank actions, including interest rate increases or decreases, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Portfolios invest.

The United Kingdom (the “U.K.”) voted to withdraw from the European Union (the “EU”) in 2016. A draft withdrawal agreement containing transitional arrangements and a Political Declaration setting out the agreed negotiating parameters for a future trading relationship were published in October 2019. The outcome of negotiations in respect of the future trading relationship remains uncertain. The U.K. left the EU on January 31, 2020 subject to a transition period ending December 31, 2020. The European Union (Withdrawal Agreement) Act 2020, which sets out the arrangements for the U.K.’s withdrawal from the EU, became law in the U.K. on January 23, 2020. The uncertainty surrounding the effect of the U.K. ceasing to be a member of the EU, including the uncertainty in relation to the legal and regulatory framework that will apply to the U.K. and its relationship with the remaining members of the EU (including, in relation to trade) after the end of the transitional period has caused and is likely to continue to cause increased economic volatility and market uncertainty globally.

The United States and its trading partners are periodically involved in disputes over trade, which may result in tariffs on various categories of goods imported from the other country. Trade disputes, particularly prolonged disputes, may adversely affect the economies of the United States and its trading partners, as well as the companies directly or indirectly affected by the dispute and financial markets generally, and thus may adversely affect the value of the Portfolio’s assets. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

The market value of a security may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. Global economies and financial markets are increasingly interconnected, which increases the probabilities that conditions in one country or region might adversely impact issuers in a different country or region. Conditions affecting the general economy, including political, social, or economic instability at the local, regional, or global level may also affect the market value of a security. Health crises, such as pandemic and epidemic diseases, as well as other incidents that interrupt the expected course of events, such as natural disasters, war or civil disturbance, acts of terrorism, power outages and other unforeseeable and external events, and the public response to or fear of such diseases or events, have and may in the future have an adverse effect on the Portfolios’ investments and net asset value and can lead to increased market volatility. For example, any preventative or protective actions that governments may take in respect of such diseases or events may result in periods of business disruption, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the Portfolios’ portfolio companies. The occurrence and pendency of such diseases or events could adversely affect the economies and financial markets either in specific countries or worldwide.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’

2020 Annual Report	155

Notes to Financial Statements (continued)

investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

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Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. In recent periods, a number of municipal issuers have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes, wildfires and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, tax law changes enacted as part of the Tax Cuts and Jobs Act of 2017 could have a material impact on the value of municipal securities. Because advance refunding bonds issued after December 31, 2017 are no longer tax exempt, the total supply of municipal bonds could decrease going forward. In addition, the reduction of the U.S. corporate income tax rate to 21% could make municipal obligations less attractive to certain institutional investors such as banks and property and casualty insurance companies, resulting in lower demand for municipal obligations. Changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Like many U.S. states and municipalities, Puerto Rico experienced a significant downturn during the last recession. Puerto Rico’s downturn was particularly severe, and Puerto Rico continues to face a very challenging economic and fiscal environment. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolios’ investments in fixed-income debt securities such as bonds and notes. When interest rates rise, the value of the Portfolios’ existing investments tend to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from a portfolio that invests largely in fixed-income securities.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

2020 Annual Report	157

Notes to Financial Statements (continued)

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk— Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy

158	Sanford C. Bernstein Fund, Inc.

cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Portfolio Turnover Risk—Some or all of the strategies utilized by the Portfolios may involve frequent and active trading. This trading may increase the Portfolios’ rate of turnover and the incidence of short-term capital gain taxable as ordinary income. A higher rate of portfolio turnover may increase transaction costs, which must be borne by the Portfolios and their shareholders.

LIBOR Risk—The Portfolios may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR is underway but remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Cybersecurity Risk—Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Manager have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

2020 Annual Report	159

Notes to Financial Statements (continued)

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of September 30, 2020, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the years ended September 30, 2020 and September 30, 2019, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	9,674,012	9,190,439	$119,729,191	$117,228,067

Shares issued on reinvestment of dividends and distributions	1,383,148	4,215,667	18,658,662	50,166,438

Shares redeemed	(23,440,896)	(18,939,000)	(292,755,966)	(242,040,984)

Net decrease	(12,383,736)	(5,532,894)	$(154,368,113)	$(74,646,479)

Class 2 Shares

Shares sold	4,501,945	2,669,455	$57,314,237	$33,986,650

Shares issued on reinvestment of dividends and distributions	336,348	1,085,343	4,540,703	12,926,434

Shares redeemed	(6,014,690)	(9,579,802)	(76,543,765)	(122,778,962)

Net decrease	(1,176,397)	(5,825,004)	$(14,688,825)	$(75,865,878)

160	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19

Class 1 Shares

Shares sold	13,259,385	14,623,232	$174,460,497	$195,731,614

Shares issued on reinvestment of dividends and distributions	2,217,627	5,046,178	31,645,542	63,329,541

Shares redeemed	(44,851,390)	(34,087,552)	(585,524,292)	(456,581,580)

Net decrease	(29,374,378)	(14,418,142)	$(379,418,253)	$(197,520,425)

Class 2 Shares

Shares sold	4,715,526	6,644,184	$62,156,033	$89,103,446

Shares issued on reinvestment of dividends and distributions	784,938	1,708,329	11,216,754	21,473,698

Shares redeemed	(18,952,303)	(11,143,678)	(249,019,283)	(150,349,012)

Net decrease	(13,451,839)	(2,791,165)	$(175,646,496)	$(39,771,868)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	10,330,776	9,310,581	$109,177,108	$99,010,315

Shares issued on reinvestment of dividends and distributions	2,409,907	3,176,067	25,954,700	32,173,565

Shares redeemed	(16,004,959)	(14,839,344)	(168,880,381)	(157,972,515)

Net decrease	(3,264,276)	(2,352,696)	$(33,748,573)	$(26,788,635)

Class 2 Shares

Shares sold	3,292,713	3,254,276	$35,567,153	$34,494,265

Shares issued on reinvestment of dividends and distributions	624,660	770,186	6,746,323	7,809,683

Shares redeemed	(5,305,376)	(4,969,498)	(56,623,195)	(53,355,550)

Net decrease	(1,388,003)	(945,036)	$(14,309,719)	$(11,051,602)

2020 Annual Report	161

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	10,681,471	9,487,672	$116,429,580	$103,791,522

Shares issued on reinvestment of dividends and distributions	1,265,015	2,989,077	14,180,821	31,385,306

Shares redeemed	(22,327,779)	(17,734,685)	(241,712,461)	(193,459,846)

Net decrease	(10,381,293)	(5,257,936)	$(111,102,060)	$(58,283,018)

Class 2 Shares

Shares sold	4,282,458	6,050,954	$47,242,006	$65,925,364

Shares issued on reinvestment of dividends and distributions	616,413	1,452,657	6,916,149	15,267,429

Shares redeemed	(12,746,387)	(10,628,112)	(136,961,799)	(115,870,373)

Net decrease	(7,847,516)	(3,124,501)	$(82,803,644)	$(34,677,580)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	2,855,197	3,015,205	$30,972,528	$33,090,226

Shares issued on reinvestment of dividends and distributions	344,619	821,755	3,873,519	8,661,297

Shares redeemed	(7,247,190)	(4,436,161)	(78,693,920)	(48,590,911)

Net decrease	(4,047,374)	(599,201)	$(43,847,873)	$(6,839,388)

Class 2 Shares

Shares sold	2,112,043	1,445,869	$22,544,830	$15,921,937

Shares issued on reinvestment of dividends and distributions	210,696	500,029	2,370,324	5,275,304

Shares redeemed	(3,737,794)	(2,710,762)	(40,497,547)	(29,974,418)

Net decrease	(1,415,055)	(764,864)	$(15,582,393)	$(8,777,177)

162	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19
Class 1 Shares

Shares sold	2,133,996	2,421,992	$22,688,560	$26,245,211

Shares issued on reinvestment of dividends and distributions	362,597	856,292	4,032,078	8,931,131

Shares redeemed	(5,428,887)	(6,093,022)	(57,916,974)	(66,193,740)

Net decrease	(2,932,294)	(2,814,738)	$(31,196,336)	$(31,017,398)

Class 2 Shares

Shares sold	621,765	836,828	$6,655,978	$9,103,924

Shares issued on reinvestment of dividends and distributions	101,716	200,458	1,132,094	2,092,775

Shares redeemed	(1,947,578)	(1,020,103)	(20,552,751)	(11,173,999)

Net increase (decrease)	(1,224,097)	17,183	$(12,764,679)	$22,700

NOTE 7.	Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Portfolios have adopted ASU 2017-08, which did not have a material impact on the Portfolios’ financial position or the results of its operations, and had no impact on the Portfolios’ net assets.

NOTE 8.	Subsequent Events

Under the new terms of the Investment Management Agreement, effective November 13, 2020, Overlay A Portfolio and Tax-Aware Overlay Portfolio will pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% in excess of $2.5 billion and 0.85% thereafter of the average daily net assets of each respective Portfolio.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Portfolios’ financial statements through this date.

2020 Annual Report	163

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the fifteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2020, the related statements of operations for the year ended September 30, 2020, the statements of changes in net assets for each of the two years in the period ended September 30, 2020, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2020 and each of the financial highlights for each of the five years in the period ended September 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

New York, New York

November 24, 2020

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

164	Sanford C. Bernstein Fund, Inc.

2020 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2020. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	65.06%	3.75%

Tax-Aware Overlay A	67.47%	2.12%

Overlay B	8.73%	46.68%

Tax-Aware Overlay B	54.56%	22.02%

Tax-Aware Overlay C	60.18%	21.24%

Tax-Aware Overlay N	49.10%	25.19%

For the taxable year ended September 30, 2020, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$22,505,099

Tax-Aware Overlay A	53,912,765

Overlay B	4,056,693

Tax-Aware Overlay B	6,140,660

Tax-Aware Overlay C	2,010,108

Tax-Aware Overlay N	1,195,871

For the taxable year ended September 30, 2020, the long-term capital gain designations are as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTION
Overlay A	$4,970,026

Tax-Aware Overlay A	1,141,193

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2021.

2020 Annual Report	165

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*,^

Chair

Beata D. Kirr

President

R. Jay Gerken*

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Analyst

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Fair Value Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

166	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 46 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2015. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	19	Women Employed

DISINTERESTED DIRECTORS
Debra Perry,#,^ Chair of the Board 69 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	19	Assurant, Inc., since 2017; Genworth Financial, Inc., since 2016; Korn/Ferry International, since 2008; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,# 69 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	19	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 54 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	19	Director of various non-profit organizations

2020 Annual Report	167

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 67 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	19	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 58 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chairman of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	19	None

Donald K. Peterson,# 71 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	19	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA and Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Kirr is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Fair Value Pricing Committee.

168	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 46	President	See biography above.

Alexander Barenboym, 49	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Daniel J. Loewy, 46	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2015.

Emilie D. Wrapp, 64	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2015.

Michael B. Reyes, 44	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2015.

Joseph J. Mantineo, 61	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2015.

Phyllis J. Clarke, 59	Controller	Vice President of ABIS**, with which she has been associated since prior to 2015.

Vincent S. Noto, 55	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since prior to 2015.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

* * The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

2020 Annual Report	169

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”). Another requirement of the Liquidity Rule is for the Fund’s Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2020, which covered the period December 1, 2018 through December 31, 2019 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner. Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, taking into account any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP. The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP, and there were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

170	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Tax-Managed International, International, Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 28-29, 2020.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 7, 2020, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and telephonically and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser during meetings in September and October 2020. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On September 30, 2020, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the September 30, 2020 meeting, the Independent Directors, through counsel, requested certain additional information by means of a letter from their independent counsel dated October 5, 2020, and the Adviser provided certain additional information by means of a letter dated October 15, 2020. The Independent Directors held a telephonic meeting on October 20, 2020 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 28-29, 2020, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information to the Board relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 30, 2020, and October 28-29, 2020 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

1 The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission, with the Board’s intention to ratify the approval of the Investment Management Agreement at its next in-person meeting.

2020 Annual Report	171

Board Consideration of Investment Management Arrangement (continued)

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will begin voluntarily waiving the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio effective with the new term of the shareholder servicing agreement. The Board also noted the Adviser’s proposal to modify the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion, and that this advisory fee change was expected to provide immediate savings to the Tax-Aware Overlay A Portfolio based on current asset levels.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s agreement to reduce certain fees and to apply certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios as before the pandemic. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working

172	Sanford C. Bernstein Fund, Inc.

from home during the pandemic. The Board also noted that the Adviser and its affiliates had continued to update the Board on matters relating to the sale by AXA, S.A., previously an indirect parent of AllianceBernstein Corporation, the general partner of the Adviser, of its remaining ownership interest in its U.S. subsidiary, Equitable Holdings, Inc. The Board considered the statements of the Adviser that it has continued to operate as an independent, publicly-traded US asset manager, that the divestiture has not materially changed the Adviser’s current management structure or strategy, and that the Adviser does not believe that the divestiture will have a material impact on the Adviser with respect to its operations, personnel, organizational structure, or capitalization, financial and other resources.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2020 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2020. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios in response to the increased market volatility and the performance of the Overlay Portfolios’ dynamic asset allocation component during this unusual market environment. With respect to the International Portfolio and the Tax-Managed International Portfolio, the Board considered that, subject to shareholder approval, the two Portfolios would be merged into another portfolio managed by the Adviser in late 2020 or early 2021. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. In particular, for those Portfolios that pursue a value strategy, the Directors noted the Adviser’s explanation regarding the recent underperformance of value strategies generally versus growth strategies. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in its relevant peer group, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2018 and 2019, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are many potentially acceptable allocation methodologies for information of this type. The Directors noted that they received information regarding all revenues and expenses of

2020 Annual Report	173

Board Consideration of Investment Management Arrangement (continued)

the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and, distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among fund advisory contracts because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different cost accounting methodologies.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, Tax-Managed International, International, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

174	Sanford C. Bernstein Fund, Inc.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the contractual fee schedules of the Portfolios other than the new breakpoints established for the Overlay A Portfolio and the Tax-Aware Overlay Portfolio, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal Portfolio	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus Portfolio	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal Portfolio	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration Portfolio	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Tax-Managed International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

International Portfolio	0.75% on the first $2.5 billion; 0.65% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.60% of assets in excess of $5 billion

Emerging Markets Portfolio	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A Portfolio	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay B Portfolio	0.65% of assets.

Tax-Aware Overlay C Portfolio	0.65% of assets.

Tax-Aware Overlay N Portfolio	0.65% of assets.

2020 Annual Report	175

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0920

ITEM 2. CODE OF ETHICS.

(a)    The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b)    During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c)    During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry and R. Jay Gerken qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
Short Duration Plus Portfolio	2019	$14,027	$458	$3,248
	2020	$11,827	$2,542	$3,451
Intermediate Duration Portfolio	2019	$65,466	$4,500	$29,685
	2020	$78,034	$2,542	$36,435
Short Duration Diversified Muni Portfolio	2019	$3,740	$—	$1,514
	2020	$4,004	$—	$1,775
New York Muni Portfolio	2019	$43,687	$458	$14,579
	2020	$44,897	$2,542	$16,716
California Muni Portfolio	2019	$33,319	$458	$10,383
	2020	$34,514	$2,542	$12,215
Diversified Muni Portfolio	2019	$146,507	$458	$55,094
	2020	$140,104	$2,542	$57,672
Tax-Managed International Portfolio	2019	$77,276	$458	$44,321
	2020	$74,601	$2,542	$53,900
International Portfolio	2019	$37,070	$458	$23,834
	2020	$35,346	$2,542	$42,501
Emerging Markets Portfolio	2019	$33,277	$1,500	$20,644
	2020	$33,290	$2,542	$37,271
Overlay A	2019	$69,244	$—	$56,044
	2020	$69,244	$—	$56,439
Tax-Aware Overlay A	2019	$56,655	$—	$55,975
	2020	$56,655	$—	$56,438
Overlay B	2019	$79,244	$—	$53,374
	2020	$79,244	$—	$54,947
Tax-Aware Overlay B	2019	$56,655	$—	$51,855
	2020	$56,655	$—	$52,411
Tax-Aware Overlay C	2019	$56,655	$—	$51,449
	2020	$56,655	$—	$52,023
Tax-Aware Overlay N	2019	$56,655	$—	$51,855
	2020	$56,655	$—	$52,431

*	Paid to Ernst & Young LLP.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2019	$3,736,592	$3,706
			$(458)
			$(3,248)
	2020	$3,910,687	$5,993
			$(2,542)
			$(3,451)
Intermediate Duration Portfolio	2019	$3,767,071	$34,185
			$(4,500)
			$(29,685)
	2020	$3,943,671	$38,977
			$(2,542)
			$(36,435)
Short Duration Diversified Muni Portfolio	2019	$3,734,400	$1,514
			$—
			$(1,514)
	2020	$3,906,469	$1,775
			$—
			$(1,775)
New York Muni Portfolio	2019	$3,747,923	$15,037
			(458)
			(14,579)
	2020	$3,923,952	$19,258
			$(2,542)
			$(16,716)
California Muni Portfolio	2019	$3,743,727	$10,841
			$(458)
			$(10,383)
	2020	$3,919,451	$14,757
			$(2,542)
			$(12,215)
Diversified Muni Portfolio	2019	$3,788,438	$55,552
			$(458)
			$(55,094)
	2020	$3,964,908	$60,214
			$(2,542)
			$(57,672)
Tax-Managed International Portfolio	2019	$3,777,665	$44,779
			$(458)
			$(44,321)
	2020	$3,961,136	$56,442
			$(2,542)
			$(53,900)
International Portfolio	2019	$3,757,178	$24,292
			$(458)
			$(23,834)
	2020	$3,949,737	$45,043
			$(2,542)
			$(42,501)
Emerging Markets Portfolio	2019	$3,755,030	$22,144
			$(1,500)
			$(20,644)
	2020	$3,944,507	$39,813
			$(2,542)
			$(37,271)
Overlay A	2019	$3,788,930	$56,044
			$—
			$(56,044)
	2020	$3,961,133	$56,439
			$—
			$(56,439)
Tax-Aware Overlay A	2019	$3,788,861	$55,975
			$—
			$(55,975)
	2020	$3,961,132	$56,438
			$—
			$(56,438)
Overlay B	2019	$3,786,260	$53,374
			$—
			$(53,374)
	2020	$3,959,641	$54,947
			$—
			$(54,947)
Tax-Aware Overlay B	2019	$3,784,741	$51,855
			$—
			$(51,855)
	2020	$3,957,105	$52,411
			$—
			$(52,411)
Tax-Aware Overlay C	2019	$3,784,335	$51,449
			$—
			$(51,449)
	2020	$3,956,717	$52,023
			$—
			$(52,023)
Tax-Aware Overlay N	2019	$3,784,741	$51,855
			$—
			$(51,855)
	2020	$3,957,125	$52,431
			$—
			$(52,431)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 27, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date:	November 27, 2020

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 27, 2020